  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2015



                                                    REGISTRATION NOS. 333-133671
                                                                       811-07534
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-6



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   POST-EFFECTIVE AMENDMENT NO. 16                     [X]
                                AND/OR
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           AMENDMENT NO. 42                            [X]


                           PARAGON SEPARATE ACCOUNT B
                           (EXACT NAME OF REGISTRANT)


                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                200 PARK AVENUE
                               NEW YORK, NY 10166
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)



        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 578-9500

                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128

                        (Name and Address of Guarantor)

                           RICARDO A. ANZALDUA, ESQ.

                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                      Metropolitan Life Insurance Company
                          1095 Avenue of the Americas
                            New York, New York 10036
                    (Name and address of agent for service)


                                    COPY TO:

                           W. THOMAS CONNER, ESQUIRE
                                 Reed Smith LLP
                         1301 K Street, NW, Suite 1100

                              Washington, DC 20005
Approximate Date of Proposed Public Offering: On May 1, 2015 or as soon thereafter as practicable


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2015 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.
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                                   PROSPECTUS

                                  MAY 1, 2015



       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                                (METFLEX GVUL C)


                                   Issued by


                      METROPOLITAN LIFE INSURANCE COMPANY


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124


This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the "Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Employees") showing the rights of the Certificate owner ("Owner" or "you"). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

Paragon Separate Account B (the "Separate Account") consists of a number of Investment Divisions each of which invests solely in an underlying fund (the "Fund"). You may allocate net premiums to the Investment Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

PLEASE SEE THE FUND SUPPLEMENT IMMEDIATELY FOLLOWING THIS PROSPECTUS FOR A LIST OF THE FUNDS AVAILABLE FOR YOUR GROUP INSURANCE PLAN. The Fund Supplement describes the Funds briefly. A more detailed description of the Funds is contained in the Fund prospectuses. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

   o  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o  ARE NOT FEDERALLY INSURED;
   o  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS



Certificate Benefits/Risks Summary.............................  4
   Certificate Benefits
   Certificate Risks
   Fund Risks
Fee Tables.....................................................  8
   Transaction Charges
   Periodic Charges other than Fund Operating Expenses
   Fund Charges and Expenses
Issuing the Group Policy and the Certificates.................. 12
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Certificate (Free Look Right)
   Ownership Rights
   Modifying the Certificate
Premiums....................................................... 16
   Premium Payments
   Minimum Initial Premium
   Premium Flexibility
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company and the Fixed Account.............................. 18
   The Company
   The Fixed Account
The Separate Account and the Funds............................. 19
   The Separate Account
   The Funds
Certificate Values............................................. 22
   Cash Value
   Cash Surrender Value
   Cash Value in the Fixed Account
   Cash Value in Each Separate Account Investment Division
Certificate Benefits........................................... 23
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Paid-up Certificate Benefit
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests
Certificate Lapse and Reinstatement............................ 33
   Lapse
   Reinstatement

Charges and Deductions................................................ 34
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters................................................... 37
   Tax Status of the Certificate
   Tax Treatment of Certificate Benefits
Additional Benefits and Riders........................................ 42
Distribution of the Group Policy and the Certificates................. 42
   Distributing the Group Policy and the Certificates
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Policy................................ 44
   Issuance
   Premium Payments
   Grace Period and Termination
   Incontestability
   Ownership of Group Policy
General Matters Relating to the Certificate........................... 45
   Postponement of Payments
   Effect of Termination of Employer Participation in the Group Policy
State Variations...................................................... 47
Legal Proceedings..................................................... 47
Financial Statements.................................................. 47
Glossary.............................................................. 48

CERTIFICATE BENEFITS/RISKS SUMMARY
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This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




                              CERTIFICATE BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Employer may elect to remit planned premiums on your behalf equal to an amount you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider.


You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.

   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.


So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.


ACCELERATED BENEFITS RIDER. Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.


OTHER CERTIFICATE BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT. You may place money in the Fixed Account where it earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT. You may direct the money in your Certificate to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed in the Fund Supplement for your Plan.


CASH VALUE. Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)




                               CERTIFICATE RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.


If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and the you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.


Depending on the total amount of premiums you pay, the Certificate may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Certificate Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Certificate. Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate--including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.

LOANS

A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Investment Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




                                   FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.




FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See "Issuing the Certificate--Selection of Charge Structure (Group
A, Group B and Group C)").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Cash Value among the Separate Account Investment Divisionsand the Fixed Account.


                                  WHEN CHARGE IS        MAXIMUM GUARANTEED CHARGE DEDUCTED
              CHARGE                DEDUCTED             GROUP A          GROUP B        GROUP C
 PREMIUM CHARGES(1)
-----------------------------
 Premium Expense Charge        Upon receipt of     7.75% of each     7.75% of each     None(2)
-----------------------------                                                           ------
                                 each premium     premium payment   premium payment
                                                  ----------------- ----------------
                                   payment
                              -------------------
 Premium Tax Charge            Upon receipt of     2.25% of each     2.25% of each     None(2)
                                 each premium     premium payment   premium payment
                                   payment
 PARTIAL WITHDRAWAL CHARGE    Upon each partial   The lesser of $25 or 2% of the amount withdrawn
                               withdrawal from
                               the Certificate
 TRANSFER CHARGE               Upon transfer in                  $25 per transfer
                              excess of 12 in a
                               Certificate Year
 ACCELERATED BENEFITS RIDER     At the time an                        $150(3)
 ADMINISTRATIVE CHARGE        accelerated death
                               benefit is paid

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(1) On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.

(2) For Certificates issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".

(3)   We do not currently impose this charge.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).


                CHARGE             WHEN CHARGE IS DEDUCTED             MAXIMUM GUARANTEED CHARGE DEDUCTED
 COST OF INSURANCE CHARGE(1)      On the Investment Start
 (PER $1000 OF NET AMOUNT AT           Date and each
 RISK)                              succeeding Monthly
                                        Anniversary
 o    Minimum Charge                                                                  $0.30
 o    Maximum Charge                                                                 $82.33
 o    Charge for an Insured,                                                          $0.92
   attained age 45, actively at
   work
                                                                       GROUP A            GROUP B       GROUP C
 ADMINISTRATIVE CHARGE(2)         On the Investment Start   $6.50 per Certificate per   $0(3)          $0(3)
                                     Date and on each                 month
                                    succeeding Monthly
                                        Anniversary
 MORTALITY AND EXPENSE RISK                Daily                   0.90% (annually) of the net assets of each
 CHARGE(4)                                                         Investment Division of the Separate Account
 LOAN INTEREST SPREAD(5)            On each Certificate                               2.0%
                                        Anniversary
 OPTIONAL RIDER CHARGES(6)
 Waiver of Monthly Deductions     On rider start date and
 During Total Disability              on each Monthly
 Rider(7)                               Anniversary
 o    Minimum Charge                                                                  $0.04
 o    Maximum Charge                                                                  $9.88
 o    Charge for an Insured,                                                          $0.11
   attained age 45, actively at
   work
 Dependent's Life Benefits        On rider start date and
 Rider-- (per $1000 of                on each Monthly
 coverage)                              Anniversary
 Child                                                                                $0.41
 Spouse
 o    Minimum                                                                         $0.15
 o    Maximum                                                                         $5.16
 o    Charge for a spouse                                                             $0.45
   attained age 45
 Accelerated Benefits Rider              See "Accelerated Death Benefit Administrative Charge" in Transaction
                                                                 Charges table above.

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(1) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

(3) For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).

(4) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(5) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.

(6) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Dependent's Life Benefits Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the Insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(7) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waive the Monthly Deductions. These requirements may vary depending on the rider available under your Plan.


For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."




FUND CHARGES AND EXPENSES

The following table describes the fees and expenses that Funds will pay and that therefore you will indirectly pay periodically during the time that you own your Certificate.



The table shows the minimum and maximum total operating expenses charged by all Funds available for all group insurance Plans for the fiscal year ended December 31, 2014. More detail concerning the fees and expenses for the Funds offered in your Plan is contained in the Fund Supplement for your Plan and in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                   MINIMUM      MAXIMUM
                                                                 ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
       deducted from Fund assets, including management fees,
       distribution (12b-1) fees, and other expenses)              0.10%        1.28%


ISSUING THE GROUP POLICY AND THE CERTIFICATES
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GENERAL INFORMATION


An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan". Employees may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.


The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.


Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")


On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.



SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Employer who chooses which charge structure will apply to the Certificates issued to the Employer's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.


The difference among the three groups is whether we will assess a premium charge (premium expense charge and premium tax charge) or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.


It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.


The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium -expenses and taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.



PROCEDURAL INFORMATION

We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.


Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance -and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the Employee must work for the Employer at the Employee's usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages -for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

GUARANTEED ISSUE. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Certificate has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Insurance are not met; or
   o the Certificate is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--
Cost of Insurance Rates.")


EMPLOYEE'S SPOUSE. We generally offer coverage for an Employee's spouse through the Dependent's Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent's Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.


EFFECTIVE DATE OF THE CERTIFICATE. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

   o  the appropriate application for Insurance is signed;
   o  the minimum initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Certificate; and
   o the information in the application is determined to be acceptable to the Company.


Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if the Plan Anniversary Date is July 1, 2011 and all the conditions for a particular Certificate are met on October 15, 2011, the employer may choose as the Effective Date of the Certificate either October 1, 2011 or November 1, 2011, and this date will then be shown on the specifications pages of the Certificates.



RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.


To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions -and/or the Fixed Account, in the same manner as it was deducted.



OWNERSHIP RIGHTS

The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Certificate directly to the Owner.



MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.


Upon notice to you, we may modify the Certificate:

   o to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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PREMIUM PAYMENTS


Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the "Payroll Deduction Plan"). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned premium.


We will apply the -minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement.")

PREMIUM LIMITATIONS

Every premium payment -(other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.


We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account -and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Certificate charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.




THE COMPANY AND THE FIXED ACCOUNT
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.



THE FIXED ACCOUNT

The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE FIXED ACCOUNT. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.


Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.") The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.


The Loan Account is part of the Fixed Account.


We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund. The Funds that are -available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Certificates even if that amount exceeds the Certificate's Cash Value in the Separate Account. Any such amount that exceeds the Certificate's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.



The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See the Fund Supplement for your Plan--"Fund Charges and Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or

   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.





CERTIFICATE VALUES
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CASH VALUE


The Cash Value of the Certificate equals the sum of all values in -the Fixed Account, the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness -and any accrued and unpaid monthly deduction.

CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

   o the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS
   o interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; PLUS
   o any excess interest which we credit and any amounts transferred into the Fixed Account; LESS
   o the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Investment Division of the Separate Account. At the end of each Valuation Period, the Cash Value in an Investment Division will equal:

   o the value in the Investment Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; PLUS
   o all net premiums, loan repayments and Cash Value transfers into the Investment Division during the Valuation Period; MINUS
   o all partial withdrawals, loans and Cash Value transfers out of the Investment Division during the Valuation Period; MINUS
   o the portion of any transfer charge allocated to the Cash Value in the investment division during the Valuation Period; MINUS
   o if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Investment Division during the current Valuation Period.


The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).




CERTIFICATE BENEFITS
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DEATH BENEFIT


As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Certificate.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Certificate--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Certificate's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Certificate's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Certificate or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Certificate or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.


FACE AMOUNT INCREASES. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")


MANDATORY FACE AMOUNT DECREASES PROVISION. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.


An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65th birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.


A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.



ACCELERATED DEATH BENEFITS

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment -of a portion of the Certificate's death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Certificate or requesting payment of an accelerated death benefit.



PAID-UP CERTIFICATE BENEFIT

You can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate's usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in the Fixed Account and in each Investment Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.



TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Certificateand between the Investment Divisions and Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet.The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in an Investment Divisionor in the Fixed Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.
   o The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds" are identified in the Fund Supplement for your Plan) and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Investment Division that invests in money market fund to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the Investment Division that invests in money market fund must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

   o (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500.. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.


When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Accountand the Fixed Account in the same proportion that the Certificate's Cash Value in each Investment Divisionand the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Accountand the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR CERTIFICATE LOANS. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisionsand the Fixed Account in the same proportion that the Cash Value in each Investment Divisionand the Fixed Account bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Investment Divisionsand the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Investment Divisions in the same proportions as Net Premiums are then being allocated.


We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF CERTIFICATE LOANS. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.


There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Certificate loan.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. - Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.



Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





CERTIFICATE LAPSE AND REINSTATEMENT
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LAPSE


A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Certificate and elect to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash

Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Certificate
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.



TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Fixed Account and the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge will not exceed 7.75%.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%.The premium tax charge will not exceed 2.25%.


To cover these premium -expenses and taxes, we will either assess an explicit premium -expense charge and premium tax charge or increase our insurance rates to cover these premium -expenses and taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium -expense charge and premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium -expense charge and premium tax charge but will include -them in our insurance rates resulting in a higher cost of insurance charge.


On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the -premium expense charge.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Divisionand the Fixed Account in the same proportion that the Certificate's Cash Value in each Investment Divisionand the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge -(if applicable);
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs -and to cover state and local premium tax. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; less (ii) the Cash Value at the beginning of the Certificate Month.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.


Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.
   o DEPENDENT'S LIFE BENEFITS RIDER (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.
   o ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate's face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.
   o ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.


LOAN INTEREST CHARGE. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower that the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. - We also guarantee that the Loan Interest Spread will not be greater than 2%.



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Certificates are sold; (2) differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. - In addition, we may consider competitive factors in establishing the charges for a case, in accordance with our underwriting guidelines. We may take into account additional information provided by prospective Employer's in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner -within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fund Supplement for your Plan.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Certificate. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF CERTIFICATE BENEFITS

IN GENERAL. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Certificate during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Certificate years. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Certificates classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.

   (2) Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as gain taxable as ordinary income. However, distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.


CERTIFICATE LOANS. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Certificate gain.


Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE CERTIFICATES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED BENEFITS RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Certificate purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.


We have the right to modify the Certificate in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Certificate and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Certificate:


   o  Waiver of Monthly Deductions During Total Disability Rider
   o  Dependent's Life Benefits Rider (for children and/or spouse)
   o  Accidental Death and Dismemberment Insurance Rider
   o  Accelerated Benefits Rider


The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Employer. The exceptions are the Waiver of Monthly Deductions During Total Disability Rider and the Accidental Death and Dismemberment Insurance Rider; once these riders are selected by the Employer, all Certificates are issued with these riders. All riders chosen by the Employer, except the Waiver of Monthly Deductions -During Total Disability Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.




DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES
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DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Certificate.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")



COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   25% of premiums that do not exceed the cost of insurance assessed during the first Certificate Year.
B =   1% of premiums in excess of the cost of insurance assessed during the first Certificate Year.
a =   25% of premiums that do not exceed the cost of insurance assessed during the respective Certificate Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Certificate Year.
c =   Up to 0.25% per year of the average Cash Value of a Certificate during a Certificate Year.
X =   20% of the first Certificate Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.
Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.



The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy -or from the Fixed Account of the Company.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP POLICY
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ISSUANCE


An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.



GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")



INCONTESTABILITY

We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer's participation in the Group Policy issued to the Trust.



OWNERSHIP OF GROUP POLICY

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.




GENERAL MATTERS RELATING TO THE CERTIFICATE
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at a rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.



EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

   o during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or
   o your Employer makes available to its employees another life insurance product.


Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer's group.


If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.


Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.


Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")


You also have the option of choosing a paid-up Certificate (See "Certificate Benefits--Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

STATE VARIATIONS
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This prospectus describes all material features of the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.




FINANCIAL STATEMENTS
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The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Certificate Years.


Associated Companies--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.


Beneficiary--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.


Cash Value--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, -the Fixed Account, and in the Loan Account.


Cash Surrender Value--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.


Certificate Anniversary--The same date each year as the Plan Anniversary Date.


Certificate Month--A month beginning on the Monthly Anniversary.


Certificate Year--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.


Effective Date of the Certificate--The date on which insurance coverage shall take effect for an Insured.


Employee--A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer's Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.


Employer--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.


Face Amount--The minimum death benefit under the Certificate so long as the Certificate remains in force.


Fixed Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.


Group Policy--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.


Indebtedness--The sum of all unpaid Certificate Loans and accrued interest charged on loans.


Insurance--Insurance provided under a Group Policy on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Certificate.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.


Investment Start Date--The date the initial premium is applied to the Fixed Account and to the Investment Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at the Company's Administrative Office.


Issue Age--The Insured's Age as of the date the Certificate is issued.


Loan Account--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.


Maturity Date--The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. - Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate).


Monthly Anniversary--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium charges.


Owner (or You)--The Owner of a Certificate, as designated in the application or as subsequently changed.


Plan--The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.


Plan Anniversary Date--The effective date of the Plan set forth on the specifications page of your Certificate.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.


Spouse--An empolyee's legal spouse.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                                (METFLEX GVUL C)



                          SUPPLEMENT DATED MAY 1, 2015
                        TO PROSPECTUS DATED MAY 1, 2015


This document is a supplement to the prospectus dated May 1, 2015 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("we," "us"). This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe the Funds that are available to you under your Plan.




FUNDS


The following Funds are available for investment of net premiums and cash value under your Certificate:


AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 1
     American Funds New World Fund(R)
     American Funds U.S. Government/AAA-Rated Securities Fund


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
     Freedom 2020 Portfolio
     Freedom 2030 Portfolio
     Freedom 2040 Portfolio
     Freedom 2050 Portfolio


MET INVESTORS SERIES TRUST -- CLASS A
     ClearBridge Aggressive Growth Portfolio
     Lord Abbett Bond Debenture Portfolio
     Oppenheimer Global Equity Portfolio

     WMC Large Cap Research Portfolio



METROPOLITAN SERIES FUND -- CLASS A
     Barclays Aggregate Bond Index Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     BlackRock Money Market Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Russell 2000(R) Index Portfolio


T. ROWE PRICE FIXED INCOME SERIES, INC.
     Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.



The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2014. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.27%        0.78%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                 DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                 FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
  American Funds New World
   Fund(R)                       0.72%               --        0.06%        --             0.78%       --               0.78%
  American Funds
   U.S. Government/
   AAA-Rated Securities
   Fund                          0.33%               --        0.02%        --             0.35%       --               0.35%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Freedom 2020 Portfolio           --                --          --       0.60%            0.60%       --               0.60%
  Freedom 2030 Portfolio           --                --          --       0.68%            0.68%       --               0.68%
  Freedom 2040 Portfolio           --                --          --       0.69%            0.69%       --               0.69%
  Freedom 2050 Portfolio           --                --          --       0.69%            0.69%       --               0.69%
 MET INVESTORS SERIES TRUST --
  CLASS A
  ClearBridge Aggressive
   Growth Portfolio              0.55%               --        0.02%        --             0.57%     0.01%              0.56%
  Lord Abbett Bond Debenture
   Portfolio                     0.51%               --        0.04%        --             0.55%     0.01%              0.54%

                                                  DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                    MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                  FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  Oppenheimer Global Equity
   Portfolio                         0.66%            --       0.08%        --             0.74%     0.06%           0.68%
  WMC Large Cap Research
   Portfolio                         0.57%            --       0.03%        --             0.60%     0.05%           0.55%
 METROPOLITAN SERIES FUND --
  CLASS A
  Barclays Aggregate Bond
   Index Portfolio                   0.25%            --       0.03%        --             0.28%     0.00%           0.28%
  BlackRock Capital
   Appreciation Portfolio            0.69%            --       0.02%        --             0.71%     0.06%           0.65%
  BlackRock Large Cap Value
   Portfolio                         0.63%            --       0.02%        --             0.65%     0.03%           0.62%
  BlackRock Money Market
   Portfolio                         0.34%            --       0.03%        --             0.37%     0.02%           0.35%
  MetLife Mid Cap Stock
   Index Portfolio                   0.25%            --       0.05%      0.01%            0.31%     0.00%           0.31%
  MetLife Stock Index
   Portfolio                         0.25%            --       0.02%        --             0.27%     0.01%           0.26%
  MFS(R) Total Return Portfolio      0.55%            --       0.05%        --             0.60%       --            0.60%
  MFS(R) Value Portfolio             0.70%            --       0.02%        --             0.72%     0.14%           0.58%
  MSCI EAFE(R) Index
   Portfolio                         0.30%            --       0.10%      0.01%            0.41%     0.00%           0.41%
  Russell 2000(R) Index
   Portfolio                         0.25%            --       0.07%      0.05%            0.37%     0.01%           0.36%
 T. ROWE PRICE FIXED INCOME
  SERIES, INC.
  Limited-Term Bond Portfolio        0.70%            --       --           --             0.70%       --            0.70%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund



               FUND                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
 AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 1
 American Funds New World           Seeks long-term capital appreciation.          Capital Research and
 Fund(R)                                                                           Management Company
 American Funds                     Seeks a high level of current income           Capital Research and
 U.S. Government/AAA-Rated          consistent with preservation of capital.       Management Company
 Securities Fund
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Freedom 2020 Portfolio             Seeks high total return with a secondary       Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2030 Portfolio             Seeks high total return with a secondary       Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2040 Portfolio             Seeks high total return with a secondary       Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2050 Portfolio             Seeks high total return with a secondary       Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 MET INVESTORS SERIES TRUST
 -- CLASS A
 ClearBridge Aggressive             Seeks capital appreciation.                    MetLife Advisers, LLC
 Growth Portfolio                                                                  Subadviser: ClearBridge
                                                                                   Investments, LLC
 Lord Abbett Bond Debenture         Seeks high current income and the              MetLife Advisers, LLC
 Portfolio                          opportunity for capital appreciation to        Subadviser: Lord, Abbett &
                                    produce a high total return.                   Co. LLC
 Oppenheimer Global Equity          Seeks capital appreciation.                    MetLife Advisers, LLC
 Portfolio                                                                         Subadviser:
                                                                                   OppenheimerFunds, Inc.
 WMC Large Cap Research             Seeks long-term capital appreciation.          MetLife Advisers, LLC
 Portfolio                                                                         Subadviser: Wellington
                                                                                   Management Company LLP
 METROPOLITAN SERIES FUND
 -- CLASS A
 Barclays Aggregate Bond            Seeks to track the performance of the          MetLife Advisers, LLC
 Index Portfolio                    Barclays U.S. Aggregate Bond Index.            Subadviser: MetLife
                                                                                   Investment Management,
                                                                                   LLC

               FUND                                   INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 BlackRock Capital                   Seeks long-term growth of capital.                MetLife Advisers, LLC
 Appreciation Portfolio                                                                Subadviser: BlackRock
                                                                                       Advisors, LLC
 BlackRock Large Cap Value           Seeks long-term growth of capital.                MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: BlackRock
                                                                                       Advisors, LLC
 BlackRock Money Market              Seeks a high level of current income              MetLife Advisers, LLC
 Portfolio                           consistent with preservation of capital.          Subadviser: BlackRock
                                                                                       Advisors, LLC
 MetLife Mid Cap Stock Index         Seeks to track the performance of the             MetLife Advisers, LLC
 Portfolio                           Standard & Poor's MidCap 400(R) Composite         Subadviser: MetLife
                                     Stock Price Index.                                Investment Management,
                                                                                       LLC
 MetLife Stock Index Portfolio       Seeks to track the performance of the             MetLife Advisers, LLC
                                     Standard & Poor's 500(R) Composite Stock          Subadviser: MetLife
                                     Price Index.                                      Investment Management,
                                                                                       LLC
 MFS(R) Total Return Portfolio       Seeks a favorable total return through            MetLife Advisers, LLC
                                     investment in a diversified portfolio.            Subadviser: Massachusetts
                                                                                       Financial Services Company
 MFS(R) Value Portfolio              Seeks capital appreciation.                       MetLife Advisers, LLC
                                                                                       Subadviser: Massachusetts
                                                                                       Financial Services Company
 MSCI EAFE(R) Index Portfolio        Seeks to track the performance of the MSCI        MetLife Advisers, LLC
                                     EAFE(R) Index.                                    Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 Russell 2000(R) Index Portfolio     Seeks to track the performance of the Russell     MetLife Advisers, LLC
                                     2000(R) Index.                                    Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 T. ROWE PRICE FIXED INCOME
 SERIES, INC.
 Limited-Term Bond Portfolio         Seeks a high level of income consistent with      T. Rowe Price Associates, Inc.
                                     moderate fluctuations in principal value.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:


American Funds New World Fund(R)
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio
Met Investors Series Trust Oppenheimer Global Equity Portfolio
Metropolitan Series Fund MSCI EAFE(R) Index Portfolio
Metropolitan Series Fund Russell 2000(R) Index Portfolio

In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES

                                 (METFLEX GVUL)


                          SUPPLEMENT DATED MAY 1, 2015
                        TO PROSPECTUS DATED MAY 1, 2015


This document is a supplement to the prospectus dated May 1, 2015 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("we," "us"). This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe all of the Funds that are available for the Group Policies and the Certificates.



THE FUNDS



The following Funds are available for investment of net premiums and cash value under your Certificate:


AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 1

     American Funds Asset Allocation Fund
     American Funds Bond Fund
     American Funds Cash Management Fund
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund

     American Funds New World Fund(R)
     American Funds U.S. Government/AAA-Rated Securities Fund



DEUTSCHE VARIABLE SERIES I -- CLASS A
     Deutsche Bond VIP
     Deutsche Capital Growth VIP
     Deutsche Core Equity VIP
     Deutsche CROCI(R) International VIP
     Deutsche Global Small Cap VIP


DEUTSCHE VARIABLE SERIES II -- CLASS A
     Deutsche Global Income Builder VIP
     Deutsche Money Market VIP
     Deutsche Small Mid Cap Growth VIP



FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS

     Asset Manager Portfolio
     Asset Manager: Growth Portfolio
     Balanced Portfolio
     Contrafund(R) Portfolio
     Equity-Income Portfolio
     Freedom 2010 Portfolio

     Freedom 2020 Portfolio
     Freedom 2030 Portfolio
     Freedom 2040 Portfolio
     Freedom 2050 Portfolio

     Growth & Income Portfolio
     Growth Opportunities Portfolio
     Growth Portfolio
     High Income Portfolio
     Index 500 Portfolio
     Investment Grade Bond Portfolio
     Mid Cap Portfolio
     Money Market Portfolio
     Overseas Portfolio



MET INVESTORS SERIES TRUST -- CLASS A
     ClearBridge Aggressive Growth Portfolio
     Lord Abbett Bond Debenture Portfolio

     MFS(R) Emerging Markets Equity Portfolio

     Oppenheimer Global Equity Portfolio

     WMC Large Cap Research Portfolio



METROPOLITAN SERIES FUND -- CLASS A
     Barclays Aggregate Bond Index Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Large Cap Value Portfolio
     BlackRock Money Market Portfolio
     MetLife Mid Cap Stock Index Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
     MSCI EAFE(R) Index Portfolio
     Russell 2000(R) Index Portfolio



MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
     MFS(R) Global Equity Series
     MFS(R) Growth Series
     MFS(R) Investors Trust Series
     MFS(R) Mid Cap Growth Series
     MFS(R) New Discovery Series
     MFS(R) Research Series
     MFS(R) Total Return Bond Series
     MFS(R) Total Return Series
     MFS(R) Utilities Series
     MFS(R) Value Series


MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL CLASS
     MFS(R) Core Equity Portfolio
     MFS(R) High Yield Portfolio
     MFS(R) Massachusetts Investors Growth Stock Portfolio
     MFS(R) Strategic Income Portfolio


PUTNAM VARIABLE TRUST -- CLASS IA
     Putnam VT Diversified Income Fund
     Putnam VT Equity Income Fund
     Putnam VT Global Asset Allocation Fund
     Putnam VT Global Equity Fund
     Putnam VT Global Utilities Fund
     Putnam VT Growth and Income Fund

     Putnam VT High Yield Fund
     Putnam VT Income Fund
     Putnam VT International Equity Fund
     Putnam VT International Growth Fund
     Putnam VT International Value Fund
     Putnam VT Investors Fund
     Putnam VT Money Market Fund
     Putnam VT Multi-Cap Growth Fund
     Putnam VT Voyager Fund


T. ROWE PRICE EQUITY SERIES, INC.
     Equity Income Portfolio
     New America Growth Portfolio
     Personal Strategy Balanced Portfolio



T. ROWE PRICE FIXED INCOME SERIES, INC.
     Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.



The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2014. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.10%        1.28%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                               DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                 MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                               FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
  American Funds Asset
   Allocation Fund                0.28%            --          0.02%         --          0.30%           --           0.30%
  American Funds Bond Fund        0.37%            --          0.02%         --          0.39%           --           0.39%
  American Funds Cash
   Management Fund                0.32%            --          0.02%         --          0.34%           --           0.34%
  American Funds Global
   Growth Fund                    0.52%            --          0.03%         --          0.55%           --           0.55%
  American Funds Global
   Small Capitalization Fund      0.70%            --          0.04%         --          0.74%           --           0.74%
  American Funds Growth
   Fund                           0.33%            --          0.02%         --          0.35%           --           0.35%
  American Funds
   Growth-Income Fund             0.27%            --          0.02%         --          0.29%           --           0.29%
  American Funds
   High-Income Bond Fund          0.46%            --          0.02%         --          0.48%           --           0.48%
  American Funds
   International Fund             0.50%            --          0.04%         --          0.54%           --           0.54%
  American Funds New World
   Fund(R)                        0.72%            --          0.06%         --          0.78%           --           0.78%

                                                 DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                   AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                 FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  American Funds
   U.S. Government/
   AAA-Rated Securities
   Fund                          0.33%               --       0.02%        --             0.35%       --            0.35%
 DEUTSCHE VARIABLE SERIES I --
  CLASS A
  Deutsche Bond VIP              0.39%               --       0.30%        --             0.69%     0.03%           0.66%
  Deutsche Capital Growth VIP    0.37%               --       0.13%        --             0.50%       --            0.50%
  Deutsche Core Equity VIP       0.39%               --       0.18%        --             0.57%       --            0.57%
  Deutsche CROCI(R)
   International VIP             0.79%               --       0.25%        --             1.04%     0.05%           0.99%
  Deutsche Global Small Cap
   VIP                           0.89%               --       0.24%        --             1.13%     0.14%           0.99%
 DEUTSCHE VARIABLE SERIES II --
  CLASS A
  Deutsche Global Income
   Builder VIP                   0.37%               --       0.25%        --             0.62%       --            0.62%
  Deutsche Money Market VIP      0.29%               --       0.20%        --             0.49%       --            0.49%
  Deutsche Small Mid Cap
   Growth VIP                    0.55%               --       0.18%        --             0.73%       --            0.73%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Asset Manager Portfolio        0.50%               --       0.12%        --             0.62%       --            0.62%
  Asset Manager: Growth
   Portfolio                     0.55%               --       0.16%        --             0.71%       --            0.71%
  Balanced Portfolio             0.40%               --       0.11%        --             0.51%       --            0.51%
  Contrafund(R) Portfolio        0.55%               --       0.08%        --             0.63%       --            0.63%
  Equity-Income Portfolio        0.45%               --       0.09%      0.06%            0.60%       --            0.60%
  Freedom 2010 Portfolio           --                --         --       0.55%            0.55%       --            0.55%
  Freedom 2020 Portfolio           --                --         --       0.60%            0.60%       --            0.60%
  Freedom 2030 Portfolio           --                --         --       0.68%            0.68%       --            0.68%
  Freedom 2040 Portfolio           --                --         --       0.69%            0.69%       --            0.69%
  Freedom 2050 Portfolio           --                --         --       0.69%            0.69%       --            0.69%
  Growth & Income Portfolio      0.45%               --       0.12%      0.02%            0.59%       --            0.59%
  Growth Opportunities
   Portfolio                     0.55%               --       0.13%        --             0.68%       --            0.68%
  Growth Portfolio               0.55%               --       0.10%        --             0.65%       --            0.65%
  High Income Portfolio          0.56%               --       0.12%        --             0.68%       --            0.68%
  Index 500 Portfolio            0.05%               --       0.05%        --             0.10%       --            0.10%

                                                  DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                    MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                  FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  Investment Grade Bond
   Portfolio                         0.31%            --         0.11%      --             0.42%       --            0.42%
  Mid Cap Portfolio                  0.55%            --         0.09%      --             0.64%       --            0.64%
  Money Market Portfolio             0.17%            --         0.08%      --             0.25%       --            0.25%
  Overseas Portfolio                 0.67%            --         0.13%      --             0.80%       --            0.80%
 MET INVESTORS SERIES TRUST --
  CLASS A
  ClearBridge Aggressive
   Growth Portfolio                  0.55%            --         0.02%      --             0.57%     0.01%           0.56%
  Lord Abbett Bond Debenture
   Portfolio                         0.51%            --         0.04%      --             0.55%     0.01%           0.54%
  MFS(R) Emerging Markets
   Equity Portfolio                  0.86%            --         0.15%      --             1.01%     0.02%           0.99%
  Oppenheimer Global Equity
   Portfolio                         0.66%            --         0.08%      --             0.74%     0.06%           0.68%
  WMC Large Cap Research
   Portfolio                         0.57%            --         0.03%      --             0.60%     0.05%           0.55%
 METROPOLITAN SERIES FUND --
  CLASS A
  Barclays Aggregate Bond
   Index Portfolio                   0.25%            --         0.03%      --             0.28%     0.00%           0.28%
  BlackRock Capital
   Appreciation Portfolio            0.69%            --         0.02%      --             0.71%     0.06%           0.65%
  BlackRock Large Cap Value
   Portfolio                         0.63%            --         0.02%      --             0.65%     0.03%           0.62%
  BlackRock Money Market
   Portfolio                         0.34%            --         0.03%      --             0.37%     0.02%           0.35%
  MetLife Mid Cap Stock
   Index Portfolio                   0.25%            --         0.05%    0.01%            0.31%     0.00%           0.31%
  MetLife Stock Index
   Portfolio                         0.25%            --         0.02%      --             0.27%     0.01%           0.26%
  MFS(R) Total Return Portfolio      0.55%            --         0.05%      --             0.60%       --            0.60%
  MFS(R) Value Portfolio             0.70%            --         0.02%      --             0.72%     0.14%           0.58%
  MSCI EAFE(R) Index
   Portfolio                         0.30%            --         0.10%    0.01%            0.41%     0.00%           0.41%
  Russell 2000(R) Index
   Portfolio                         0.25%            --         0.07%    0.05%            0.37%     0.01%           0.36%
 MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series        1.00%            --         0.28%      --             1.28%     0.28%           1.00%
  MFS(R) Growth Series               0.72%            --         0.05%      --             0.77%       --            0.77%

                                                  DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                    MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                  FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  MFS(R) Investors Trust Series      0.75%            --         0.06%      --             0.81%       --            0.81%
  MFS(R) Mid Cap Growth
   Series                            0.75%            --         0.06%      --             0.81%       --            0.81%
  MFS(R) New Discovery Series        0.90%            --         0.06%      --             0.96%     0.02%           0.94%
  MFS(R) Research Series             0.75%            --         0.05%      --             0.80%       --            0.80%
  MFS(R) Total Return Bond
   Series                            0.50%            --         0.03%      --             0.53%     0.01%           0.52%
  MFS(R) Total Return Series         0.75%            --         0.04%      --             0.79%     0.14%           0.65%
  MFS(R) Utilities Series            0.73%            --         0.06%      --             0.79%       --            0.79%
  MFS(R) Value Series                0.69%            --         0.04%      --             0.73%       --            0.73%
 MFS(R) VARIABLE INSURANCE
  TRUST II -- INITIAL CLASS
  MFS(R) Core Equity Portfolio       0.75%            --         0.10%      --             0.85%     0.01%           0.84%
  MFS(R) High Yield Portfolio        0.70%            --         0.07%      --             0.77%     0.05%           0.72%
  MFS(R) Massachusetts
   Investors Growth Stock
   Portfolio                         0.75%            --         0.05%      --             0.80%       --            0.80%
  MFS(R) Strategic Income
   Portfolio                         0.70%            --         0.24%    0.01%            0.95%     0.14%           0.81%
 PUTNAM VARIABLE TRUST --
  CLASS IA
  Putnam VT Diversified
   Income Fund                       0.54%            --         0.19%      --             0.73%       --            0.73%
  Putnam VT Equity Income
   Fund                              0.47%            --         0.11%      --             0.58%       --            0.58%
  Putnam VT Global Asset
   Allocation Fund                   0.59%            --         0.25%      --             0.84%       --            0.84%
  Putnam VT Global Equity
   Fund                              0.69%            --         0.17%      --             0.86%       --            0.86%
  Putnam VT Global Utilities
   Fund                              0.62%            --         0.17%      --             0.79%       --            0.79%
  Putnam VT Growth and
   Income Fund                       0.47%            --         0.11%      --             0.58%       --            0.58%
  Putnam VT High Yield Fund          0.56%            --         0.13%      --             0.69%       --            0.69%
  Putnam VT Income Fund              0.39%            --         0.16%      --             0.55%       --            0.55%
  Putnam VT International
   Equity Fund                       0.69%            --         0.15%      --             0.84%       --            0.84%
  Putnam VT International
   Growth Fund                       0.92%            --         0.32%      --             1.24%     0.05%           1.19%
  Putnam VT International
   Value Fund                        0.69%            --         0.19%      --             0.88%       --            0.88%

                                                DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  Putnam VT Investors Fund         0.55%            --       0.14%        --             0.69%       --            0.69%
  Putnam VT Money Market
   Fund                            0.28%            --       0.14%        --             0.42%       --            0.42%
  Putnam VT Multi-Cap
   Growth Fund                     0.55%            --       0.12%        --             0.67%       --            0.67%
  Putnam VT Voyager Fund           0.55%            --       0.12%      0.01%            0.68%       --            0.68%
 T. ROWE PRICE EQUITY SERIES,
  INC.
  Equity Income Portfolio          0.85%            --       --           --             0.85%       --            0.85%
  New America Growth
   Portfolio                       0.85%            --       --           --             0.85%       --            0.85%
  Personal Strategy Balanced
   Portfolio                       0.90%            --       --         0.13%            1.03%     0.13%           0.90%
 T. ROWE PRICE FIXED INCOME
  SERIES, INC.
  Limited-Term Bond Portfolio      0.70%            --       --           --             0.70%       --            0.70%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.





FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER


The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the subadviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund




            FUND                               INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 1
 American Funds Asset         Seeks high total return (including income         Capital Research and
 Allocation Fund              and capital gains) consistent with                Management Company
                              preservation of capital over the long term.
 American Funds Bond Fund     Seeks as high a level of current income as is     Capital Research and
                              consistent with the preservation of capital.      Management Company

              FUND                                 INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 American Funds Cash              Seeks to earn income on your cash reserves        Capital Research and
 Management Fund                  while preserving capital and maintaining          Management Company
                                  liquidity.
 American Funds Global            Seeks long-term growth of capital.                Capital Research and
 Growth Fund                                                                        Management Company
 American Funds Global            Seeks long-term growth of capital.                Capital Research and
 Small Capitalization Fund                                                          Management Company
 American Funds Growth            Seeks growth of capital.                          Capital Research and
 Fund                                                                               Management Company
 American Funds                   Seeks long-term growth of capital and             Capital Research and
 Growth-Income Fund               income.                                           Management Company
 American Funds                   Seeks a high level of current income. Its         Capital Research and
 High-Income Bond Fund            secondary investment objective is capital         Management Company
                                  appreciation.
 American Funds International     Seeks long-term growth of capital.                Capital Research and
 Fund                                                                               Management Company
 American Funds New World         Seeks long-term capital appreciation.             Capital Research and
 Fund(R)                                                                            Management Company
 American Funds                   Seeks a high level of current income              Capital Research and
 U.S. Government/AAA-Rated        consistent with preservation of capital.          Management Company
 Securities Fund
 DEUTSCHE VARIABLE SERIES I
 -- CLASS A
 Deutsche Bond VIP                Seeks to maximize total return consistent         Deutsche Investment
                                  with preservation of capital and prudent          Management Americas Inc.
                                  investment management.
 Deutsche Capital Growth VIP      Seeks to provide long-term growth of capital.     Deutsche Investment
                                                                                    Management Americas Inc.
 Deutsche Core Equity VIP         Seeks long-term growth of capital, current        Deutsche Investment
                                  income and growth of income.                      Management Americas Inc.
 Deutsche CROCI(R)                Seeks long-term growth of capital.                Deutsche Investment
 International VIP                                                                  Management Americas Inc.
 Deutsche Global Small Cap        Seeks above-average capital appreciation          Deutsche Investment
 VIP                              over the long term.                               Management Americas Inc.
 DEUTSCHE VARIABLE SERIES II
 -- CLASS A
 Deutsche Global Income           Seeks to maximize income while                    Deutsche Investment
 Builder VIP                      maintaining prospects for capital                 Management Americas Inc.
                                  appreciation.
 Deutsche Money Market VIP        Seeks maximum current income to the extent        Deutsche Investment
                                  consistent with stability of principal.           Management Americas Inc.
 Deutsche Small Mid Cap           Seeks long-term capital appreciation.             Deutsche Investment
 Growth VIP                                                                         Management Americas Inc.

               FUND                                  INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Asset Manager Portfolio            Seeks to obtain high total return with            Fidelity Management &
                                    reduced risk over the long-term by allocating     Research Company
                                    its assets among stocks, bonds, and               Subadvisers: FMR Co., Inc. ;
                                    short-term instruments.                           Fidelity Investments Money
                                                                                      Management, Inc.
 Asset Manager: Growth              Seeks to maximize total return by allocating      Fidelity Management &
 Portfolio                          its assets among stocks, bonds, short-term        Research Company
                                    instruments, and other investments.               Subadvisers: FMR Co., Inc. ;
                                                                                      Fidelity Investments Money
                                                                                      Management, Inc.
 Balanced Portfolio                 Seeks income and capital growth consistent        Fidelity Management &
                                    with reasonable risk.                             Research Company
                                                                                      Subadvisers: FMR Co., Inc. ;
                                                                                      Fidelity Investments Money
                                                                                      Management, Inc.
 Contrafund(R) Portfolio            Seeks long-term capital appreciation.             Fidelity Management &
                                                                                      Research Company
                                                                                      Subadviser: FMR Co., Inc.
 Equity-Income Portfolio            Seeks reasonable income. The fund will also       Fidelity Management &
                                    consider the potential for capital                Research Company
                                    appreciation. The fund's goal is to achieve a     Subadviser: FMR Co., Inc.
                                    yield which exceeds the composite yield on
                                    the securities comprising the S&P 500(R)
                                    Index.
 Freedom 2010 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2020 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2030 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2040 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2050 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Growth & Income Portfolio          Seeks high total return through a                 Fidelity Management &
                                    combination of current income and capital         Research Company
                                    appreciation.                                     Subadviser: FMR Co., Inc.
 Growth Opportunities               Seeks to provide capital growth.                  Fidelity Management &
 Portfolio                                                                            Research Company
                                                                                      Subadviser: FMR Co., Inc.

             FUND                                INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
 Growth Portfolio               Seeks to achieve capital appreciation.             Fidelity Management &
                                                                                   Research Company
                                                                                   Subadviser: FMR Co., Inc.
 High Income Portfolio          Seeks a high level of current income, while        Fidelity Management &
                                also considering growth of capital.                Research Company
                                                                                   Subadviser: FMR Co., Inc.
 Index 500 Portfolio            Seeks investment results that correspond to        Fidelity Management &
                                the total return of common stocks publicly         Research Company
                                traded in the United States, as represented by     Subadvisers: FMR Co., Inc.;
                                the S&P 500(R) Index.                              Geode Capital Management,
                                                                                   LLC
 Investment Grade Bond          Seeks as high a level of current income as is      Fidelity Management &
 Portfolio                      consistent with the preservation of capital.       Research Company
                                                                                   Subadviser: Fidelity
                                                                                   Investments Money
                                                                                   Management, Inc.
 Mid Cap Portfolio              Seeks long-term growth of capital.                 Fidelity Management &
                                                                                   Research Company
                                                                                   Subadviser: FMR Co., Inc.
 Money Market Portfolio         Seeks as high a level of current income as is      Fidelity Management &
                                consistent with preservation of capital and        Research Company
                                liquidity.                                         Subadviser: Fidelity
                                                                                   Investments Money
                                                                                   Management, Inc.
 Overseas Portfolio             Seeks long-term growth of capital.                 Fidelity Management &
                                                                                   Research Company
                                                                                   Subadviser: FMR Co., Inc.
 MET INVESTORS SERIES TRUST
 -- CLASS A
 ClearBridge Aggressive         Seeks capital appreciation.                        MetLife Advisers, LLC
 Growth Portfolio                                                                  Subadviser: ClearBridge
                                                                                   Investments, LLC
 Lord Abbett Bond Debenture     Seeks high current income and the                  MetLife Advisers, LLC
 Portfolio                      opportunity for capital appreciation to            Subadviser: Lord, Abbett &
                                produce a high total return.                       Co. LLC
 MFS(R) Emerging Markets        Seeks capital appreciation.                        MetLife Advisers, LLC
 Equity Portfolio                                                                  Subadviser: Massachusetts
                                                                                   Financial Services Company
 Oppenheimer Global Equity      Seeks capital appreciation.                        MetLife Advisers, LLC
 Portfolio                                                                         Subadviser:
                                                                                   OppenheimerFunds, Inc.
 WMC Large Cap Research         Seeks long-term capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                         Subadviser: Wellington
                                                                                   Management Company LLP

               FUND                                   INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 METROPOLITAN SERIES FUND
 -- CLASS A
 Barclays Aggregate Bond             Seeks to track the performance of the             MetLife Advisers, LLC
 Index Portfolio                     Barclays U.S. Aggregate Bond Index.               Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 BlackRock Capital                   Seeks long-term growth of capital.                MetLife Advisers, LLC
 Appreciation Portfolio                                                                Subadviser: BlackRock
                                                                                       Advisors, LLC
 BlackRock Large Cap Value           Seeks long-term growth of capital.                MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: BlackRock
                                                                                       Advisors, LLC
 BlackRock Money Market              Seeks a high level of current income              MetLife Advisers, LLC
 Portfolio                           consistent with preservation of capital.          Subadviser: BlackRock
                                                                                       Advisors, LLC
 MetLife Mid Cap Stock Index         Seeks to track the performance of the             MetLife Advisers, LLC
 Portfolio                           Standard & Poor's MidCap 400(R) Composite         Subadviser: MetLife
                                     Stock Price Index.                                Investment Management,
                                                                                       LLC
 MetLife Stock Index Portfolio       Seeks to track the performance of the             MetLife Advisers, LLC
                                     Standard & Poor's 500(R) Composite Stock          Subadviser: MetLife
                                     Price Index.                                      Investment Management,
                                                                                       LLC
 MFS(R) Total Return Portfolio       Seeks a favorable total return through            MetLife Advisers, LLC
                                     investment in a diversified portfolio.            Subadviser: Massachusetts
                                                                                       Financial Services Company
 MFS(R) Value Portfolio              Seeks capital appreciation.                       MetLife Advisers, LLC
                                                                                       Subadviser: Massachusetts
                                                                                       Financial Services Company
 MSCI EAFE(R) Index Portfolio        Seeks to track the performance of the MSCI        MetLife Advisers, LLC
                                     EAFE(R) Index.                                    Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 Russell 2000(R) Index Portfolio     Seeks to track the performance of the Russell     MetLife Advisers, LLC
                                     2000(R) Index.                                    Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
 MFS(R) Global Equity Series         Seeks capital appreciation.                       Massachusetts Financial
                                                                                       Services Company
 MFS(R) Growth Series                Seeks capital appreciation.                       Massachusetts Financial
                                                                                       Services Company
 MFS(R) Investors Trust Series       Seeks capital appreciation.                       Massachusetts Financial
                                                                                       Services Company

              FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 MFS(R) Mid Cap Growth            Seeks capital appreciation.                      Massachusetts Financial
 Series                                                                            Services Company
 MFS(R) New Discovery Series      Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) Research Series           Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) Total Return Bond         Seeks total return with an emphasis on           Massachusetts Financial
 Series                           current income, but also considering capital     Services Company
                                  appreciation.
 MFS(R) Total Return Series       Seeks total return.                              Massachusetts Financial
                                                                                   Services Company
 MFS(R) Utilities Series          Seeks total return.                              Massachusetts Financial
                                                                                   Services Company
 MFS(R) Value Series              Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) VARIABLE INSURANCE
 TRUST II -- INITIAL CLASS
 MFS(R) Core Equity Portfolio     Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) High Yield Portfolio      Seeks total return with an emphasis on high      Massachusetts Financial
                                  current income, but also considering capital     Services Company
                                  appreciation.
 MFS(R) Massachusetts             Seeks capital appreciation.                      Massachusetts Financial
 Investors Growth Stock                                                            Services Company
 Portfolio
 MFS(R) Strategic Income          Seeks total return with an emphasis on high      Massachusetts Financial
 Portfolio                        current income, but also considering capital     Services Company
                                  appreciation.
 PUTNAM VARIABLE TRUST --
 CLASS IA
 Putnam VT Diversified            Seeks as high a level of current income as       Putnam Investment
 Income Fund                      Putnam Investment Management, LLC                Management, LLC
                                  believes is consistent with preservation of
                                  capital.
 Putnam VT Equity Income          Seeks capital growth and current income.         Putnam Investment
 Fund                                                                              Management, LLC
 Putnam VT Global Asset           Seeks long-term return consistent with           Putnam Investment
 Allocation Fund                  preservation of capital.                         Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC
 Putnam VT Global Equity          Seeks capital appreciation.                      Putnam Investment
 Fund                                                                              Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC

              FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 Putnam VT Global Utilities       Seeks capital growth and current income.         Putnam Investment
 Fund                                                                              Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC
 Putnam VT Growth and             Seeks capital growth and current income.         Putnam Investment
 Income Fund                                                                       Management, LLC
 Putnam VT High Yield Fund        Seeks high current income. Capital growth is     Putnam Investment
                                  a secondary goal when consistent with            Management, LLC
                                  achieving high current income.
 Putnam VT Income Fund            Seeks high current income consistent with        Putnam Investment
                                  what Putnam Investment Management, LLC           Management, LLC
                                  believes to be prudent risk.
 Putnam VT International          Seeks capital appreciation.                      Putnam Investment
 Equity Fund                                                                       Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC
 Putnam VT International          Seeks long-term capital appreciation.            Putnam Investment
 Growth Fund                                                                       Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC
 Putnam VT International          Seeks capital growth. Current income is a        Putnam Investment
 Value Fund                       secondary objective.                             Management, LLC
                                                                                   Subadviser: The Putnam
                                                                                   Advisory Company, LLC
 Putnam VT Investors Fund         Seeks long-term growth of capital and any        Putnam Investment
                                  increased income that results from this          Management, LLC
                                  growth.
 Putnam VT Money Market           Seeks as high a rate of current income as        Putnam Investment
 Fund                             Putnam Investment Management, LLC                Management, LLC
                                  believes is consistent with preservation of
                                  capital and maintenance of liquidity.
 Putnam VT Multi-Cap              Seeks long-term capital appreciation.            Putnam Investment
 Growth Fund                                                                       Management, LLC
 Putnam VT Voyager Fund           Seeks capital appreciation.                      Putnam Investment
                                                                                   Management, LLC
 T. ROWE PRICE EQUITY SERIES,
 INC.
 Equity Income Portfolio          Seeks a high level of dividend income and        T. Rowe Price Associates, Inc.
                                  long-term capital growth primarily through
                                  investments in stocks.
 New America Growth               Seeks to provide long-term capital growth by     T. Rowe Price Associates, Inc.
 Portfolio                        investing primarily in the common stocks of
                                  growth companies.
 Personal Strategy Balanced       Seeks the highest total return over time         T. Rowe Price Associates, Inc.
 Portfolio                        consistent with an emphasis on both capital
                                  appreciation and income.

             FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 T. ROWE PRICE FIXED INCOME
 SERIES, INC.
 Limited-Term Bond Portfolio     Seeks a high level of income consistent with     T. Rowe Price Associates, Inc.
                                 moderate fluctuations in principal value.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:


American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund(R)

Deutsche CROCI(R) International VIP
Deutsche Global Income Builder VIP
Deutsche Global Small Cap VIP
Deutsche Small Mid Cap Growth VIP

Fidelity(R) VIP High Income Portfolio
Fidelity(R) VIP Overseas Portfolio
Met Investors Series Trust Lord Abbett Bond Debenture Portfolio
Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio Met Investors Series Trust Oppenheimer Global Equity Portfolio
Metropolitan Series Fund MSCI EAFE(R) Index Portfolio
Metropolitan Series Fund Russell 2000(R) Index Portfolio
MFS(R) Global Equity Series
MFS(R) New Discovery Series
MFS(R) High Income Portfolio
MFS(R) Strategic Income Portfolio
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Global Utilities Fund
Putnam VT High Yield Fund
Putnam VT International Equity Fund
Putnam VT International Growth Fund

Putnam VT International Value Fund



In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

[GRAPHIC APPEARS HERE]





                            GROUP VARIABLE UNIVERSAL
                            LIFE INSURANCE POLICIES
                                (METFLEX GVUL C)
                                   ISSUED BY


                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                               NEW YORK, NY 10166

                           PARAGON SEPARATE ACCOUNT B
                                  (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2015


     This Statement of Additional Information ("SAI") contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.

     This SAI is not a prospectus, and should be read together with the most recent prospectus for the Certificates and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:


                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124

                                                            SA B _ METFLEX C SAI
                                       1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


Additional Certificate Information........................... 3
   The Certificate
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Cost of Insurance
Additional Benefits and Riders............................... 5
   Waiver of Monthly Deductions During Total Disability Rider
   Dependent's Life Insurance Rider
   Accelerated Benefits Rider
   Accidental Death and Dismemberment Insurance Rider
Distribution of the Certificates............................. 6
More Information about the Company........................... 6
   The Company
Other Information............................................ 7
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.......... 9

ADDITIONAL CERTIFICATE INFORMATION
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                                THE CERTIFICATE


     The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.

     We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.


                              CLAIMS OF CREDITORS

     To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.


                                INCONTESTABILITY

     In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate's validity or may resist a claim under the Certificate.

     We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              MISSTATEMENT OF AGE

     If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

     Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.


                               SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

     Certain states may require suicide exclusion provisions that differ from those stated here.

                                   ASSIGNMENT

     An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

     We will be bound by an assignment of a Certificate only if:

    o  it is in writing;

    o the original instrument or a certified copy is filed with us at our Administrative Office; and

    o  we send an acknowledged copy to the Owner.


     We are not responsible for determining the validity of any assignment.

     Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.


                                  BENEFICIARY

     The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.


                         CHANGING OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Certificate proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.


                         CHANGING DEATH BENEFIT OPTIONS

     An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

     If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face
Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.

     If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face
Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

                               COST OF INSURANCE

     Cost of Insurance Rates. The current cost of insurance rates will be based
     ------------------------
on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

     Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table).




ADDITIONAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
     The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

     We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.


           WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER

     This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60.


                        DEPENDENT'S LIFE INSURANCE RIDER

     The rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy.


                           ACCELERATED BENEFITS RIDER

     This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

     The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount under the Certificate on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness.

     The federal income tax consequences associated with adding or receiving benefits under the Accelerated Benefits Rider are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

               ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER

     This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate's face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.




DISTRIBUTION OF THE CERTIFICATES
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
     Information about the distribution of the Certificates is contained in the prospectus. (See "Distribution of the Group Policy and the Certificates.") Additional information is provided below.

     The Certificates are offered to the public on a continuous basis beginning May 1, 2009.We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Certificates through their registered representatives ("selling firms").

     We pay selling firms commissions.Sales compensation was paid to selling firms with respect to the Certificates in the Separate Account in the following amounts during the periods indicated:



                   AGGREGATE AMOUNT OF       AGGREGATE AMOUNT OF
      FISCAL     COMMISSIONS PAID TO     COMMISSIONS RETAINED BY
     YEAR       PRINCIPAL UNDERWRITER     PRINCIPAL UNDERWRITER
     2014     $2,056,330                $0
     2013     $1,815,954                $0
     2012     $1,421,445                $0


     We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.




MORE INFORMATION ABOUT THE COMPANY
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                                  THE COMPANY



     MetLife is a leading provider of insurance, annuities and employee benefits programs with operations throughout the United States. It is a wholly owned subsidiary of MetLife, Inc. MetLife, Inc., is a leading global provider of insurance, annuities, employee benefits and asset management serving 100 million customers. Through its subsidiaries and affiliates, MetLife. Inc. holds leading market positions in the United States, Japan, Latin America, Asia and the Middle East.

OTHER INFORMATION
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                        POTENTIAL CONFLICTS OF INTEREST


     In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance certificate owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance certificate owners and those given by variable annuity contract owners.

     If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.


                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              RECORDS AND REPORTS

     We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:

    o the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value

    o  the current Cash Surrender Value

    o  the current death benefit

    o  the current amount of any Indebtedness

    o any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

    o  any other information required by law


     We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


                              FINANCIAL STATEMENTS

     The Company's financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                        APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE


                  APPLICABLE                            APPLICABLE
 ATTAINED AGE     PERCENTAGE        ATTAINED AGE        PERCENTAGE
--------------   ------------   --------------------   -----------
40............         250%     61..................         128%
41............          243     62..................          126
42............          236     63..................          124
43............          229     64..................          122
44............          222     65..................          120
45............          215     66..................          119
46............          209     67..................          118
47............          203     68..................          117
48............          197     69..................          116
49............          191     70..................          115
50............          185     71..................          113
51............          178     72..................          111
52............          171     73..................          109
53............          164     74..................          107
54............          157     75-90...............          105
55............          150     91..................          104
56............          146     92..................          103
57............          142     93..................          102
58............          138     94..................          101
59............          134     95 or older.........          100
60............          130

     The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2.A as of December 31, 2014, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2014, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2015

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2014


                                                                   AMERICAN FUNDS U.S.
                                              AMERICAN FUNDS         GOVERNMENT/AAA-                                 DEUTSCHE I
                                                 NEW WORLD          RATED SECURITIES        DEUTSCHE I BOND        CAPITAL GROWTH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $          2,258,677   $            920,019   $            244,295   $          1,262,537
   Accrued dividends.....................                    --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company...................                    --                      2                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................             2,258,677                920,021                244,295              1,262,537
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                    63                     --                     21                     97
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    63                     --                     21                     97
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $          2,258,614   $            920,021   $            244,274   $          1,262,440
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                   DEUTSCHE I CORE      DEUTSCHE I GLOBAL         DEUTSCHE I        DEUTSCHE II GLOBAL
                                     EQUITY VIP             SMALL CAP            INTERNATIONAL      INCOME BUILDER VIP
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $            823,172  $            619,171  $           9,696,533  $             610,428
   Accrued dividends..........                    --                    --                     --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    107                     --
                                --------------------  --------------------  ---------------------  ---------------------
        Total Assets..........               823,172               619,171              9,696,640                610,428
                                --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    54                    49                     --                     39
                                --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities.....                    54                    49                     --                     39
                                --------------------  --------------------  ---------------------  ---------------------

NET ASSETS....................  $            823,118  $            619,122  $           9,696,640  $             610,389
                                ====================  ====================  =====================  =====================

                                      DEUTSCHE II        DEUTSCHE II SMALL        FIDELITY VIP       FIDELITY VIP ASSET
                                     MONEY MARKET         MID CAP GROWTH          ASSET MANAGER        MANAGER: GROWTH
                                       DIVISION              DIVISION               DIVISION              DIVISION
                                ---------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          19,799,652  $             314,978  $             40,525  $            167,659
   Accrued dividends..........                     90                     --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    176                     --                    --                    --
                                ---------------------  ---------------------  --------------------  --------------------
        Total Assets..........             19,799,918                314,978                40,525               167,659
                                ---------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                     14                     3                    12
                                ---------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                     --                     14                     3                    12
                                ---------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $          19,799,918  $             314,964  $             40,522  $            167,647
                                =====================  =====================  ====================  ====================

                                     FIDELITY VIP          FIDELITY VIP
                                      CONTRAFUND           EQUITY-INCOME
                                       DIVISION              DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $          52,513,064  $          27,243,194
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                     --
                                ---------------------  ---------------------
        Total Assets..........             52,513,064             27,243,194
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                  2,775                  1,043
                                ---------------------  ---------------------
        Total Liabilities.....                  2,775                  1,043
                                ---------------------  ---------------------

NET ASSETS....................  $          52,510,289  $          27,242,151
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014



                                    FIDELITY VIP           FIDELITY VIP           FIDELITY VIP           FIDELITY VIP
                                    FREEDOM 2010           FREEDOM 2020           FREEDOM 2030           FREEDOM 2040
                                      DIVISION               DIVISION               DIVISION               DIVISION
                                ---------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $           1,656,944  $           5,350,172  $           6,281,444  $          1,813,786
   Accrued dividends..........                     --                     --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    686                     --                    --
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Assets..........              1,656,944              5,350,858              6,281,444             1,813,786
                                ---------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    109                     --                    170                    66
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                    109                     --                    170                    66
                                ---------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $           1,656,835  $           5,350,858  $           6,281,274  $          1,813,720
                                =====================  =====================  =====================  ====================


                                    FIDELITY VIP                                  FIDELITY VIP           FIDELITY VIP
                                    FREEDOM 2050        FIDELITY VIP GROWTH        HIGH INCOME             INDEX 500
                                      DIVISION               DIVISION               DIVISION               DIVISION
                                ---------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $             847,747  $          28,239,218  $             559,501  $         58,089,805
   Accrued dividends..........                     --                     --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     46                     --                     --                    --
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Assets..........                847,793             28,239,218                559,501            58,089,805
                                ---------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                  1,139                    172                 3,315
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                     --                  1,139                    172                 3,315
                                ---------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $             847,793  $          28,238,079  $             559,329  $         58,086,490
                                =====================  =====================  =====================  ====================

                                    FIDELITY VIP
                                     INVESTMENT
                                     GRADE BOND       FIDELITY VIP MID CAP
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,072,571  $          7,428,192
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    65
                                --------------------  --------------------
        Total Assets..........             1,072,571             7,428,257
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    42                    --
                                --------------------  --------------------
        Total Liabilities.....                    42                    --
                                --------------------  --------------------

NET ASSETS....................  $          1,072,529  $          7,428,257
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     FIDELITY VIP                                 FIDELITY VIP
                                     MONEY MARKET      FIDELITY VIP OVERSEAS       REAL ESTATE         FIDELITY VIP VALUE
                                       DIVISION              DIVISION               DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,325,009  $             481,590  $             923,911  $             353,061
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     17                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,325,026                481,590                923,911                353,061
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     --                    121                    271                     25
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     --                    121                    271                     25
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,325,026  $             481,469  $             923,640  $             353,036
                                =====================  =====================  =====================  =====================

                                     INVESCO V.I.           INVESCO V.I.       INVESCO V.I. GLOBAL        INVESCO V.I.
                                 DIVERSIFIED DIVIDEND     EQUITY AND INCOME        CORE EQUITY             HIGH YIELD
                                       DIVISION               DIVISION              DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,593,811  $             157,401  $             432,500  $              81,006
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,593,811                157,401                432,500                 81,006
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     70                      2                     36                      1
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     70                      2                     36                      1
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,593,741  $             157,399  $             432,464  $              81,005
                                =====================  =====================  =====================  =====================

                                       MFS VIT                 MFS VIT
                                     CORE EQUITY            GLOBAL EQUITY
                                      DIVISION                DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $              73,720  $           9,864,302
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Assets..........                 73,720              9,864,302
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     13                    319
                                ---------------------  ---------------------
        Total Liabilities.....                     13                    319
                                ---------------------  ---------------------

NET ASSETS....................  $              73,707  $           9,863,983
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                                       MFS VIT INVESTORS          MFS VIT              MFS VIT
                                   MFS VIT GROWTH        GROWTH STOCK         INVESTORS TRUST      MID CAP GROWTH
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $         15,002,608  $           212,612  $             90,846  $            85,927
   Accrued dividends..........                    --                   --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                    --                   --
                                --------------------  -------------------  --------------------  -------------------
       Total Assets...........            15,002,608              212,612                90,846               85,927
                                --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   637                   20                     5                    5
                                --------------------  -------------------  --------------------  -------------------
       Total Liabilities......                   637                   20                     5                    5
                                --------------------  -------------------  --------------------  -------------------

NET ASSETS....................  $         15,001,971  $           212,592  $             90,841  $            85,922
                                ====================  ===================  ====================  ===================

                                       MFS VIT              MFS VIT                                    MFS VIT
                                    NEW DISCOVERY        RESEARCH BOND       MFS VIT RESEARCH       TOTAL RETURN
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $           189,964  $             28,291  $           100,046  $            392,025
   Accrued dividends..........                   --                    --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                   --                    --
                                -------------------  --------------------  -------------------  --------------------
       Total Assets...........              189,964                28,291              100,046               392,025
                                -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   14                     3                    6                    30
                                -------------------  --------------------  -------------------  --------------------
       Total Liabilities......                   14                     3                    6                    30
                                -------------------  --------------------  -------------------  --------------------

NET ASSETS....................  $           189,950  $             28,288  $           100,040  $            391,995
                                ===================  ====================  ===================  ====================


                                  MFS VIT UTILITIES      MFS VIT VALUE
                                      DIVISION             DIVISION
                                -------------------  --------------------
ASSETS:
   Investments at fair value..  $           109,248  $            254,210
   Accrued dividends..........                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                    --
                                -------------------  --------------------
       Total Assets...........              109,248               254,210
                                -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   16                    22
                                -------------------  --------------------
       Total Liabilities......                   16                    22
                                -------------------  --------------------

NET ASSETS....................  $           109,232  $            254,188
                                ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     MFS VIT II           MFS VIT II            MFS VIT II        MIST CLEARBRIDGE
                                     HIGH YIELD          MONEY MARKET        STRATEGIC INCOME     AGGRESSIVE GROWTH
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $              3,279  $            58,401  $              1,049  $         1,776,156
   Accrued dividends..........                    --                   --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                    --                    1
                                --------------------  -------------------  --------------------  -------------------
       Total Assets...........                 3,279               58,401                 1,049            1,776,157
                                --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     6                    4                     1                   --
                                --------------------  -------------------  --------------------  -------------------
       Total Liabilities......                     6                    4                     1                   --
                                --------------------  -------------------  --------------------  -------------------

NET ASSETS....................  $              3,273  $            58,397  $              1,048  $         1,776,157
                                ====================  ===================  ====================  ===================

                                 MIST LORD ABBETT      MIST MFS EMERGING   MIST OPPENHEIMER       MIST WMC LARGE
                                  BOND DEBENTURE        MARKETS EQUITY       GLOBAL EQUITY         CAP RESEARCH
                                     DIVISION              DIVISION            DIVISION              DIVISION
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $         1,004,347  $         2,884,599  $         1,346,082  $         1,220,193
   Accrued dividends..........                   --                   --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                   --
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........            1,004,347            2,884,599            1,346,082            1,220,193
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   73                   20                   17                   20
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                   73                   20                   17                   20
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $         1,004,274  $         2,884,579  $         1,346,065  $         1,220,173
                                ===================  ===================  ===================  ===================

                                   MORGAN STANLEY        MORGAN STANLEY
                                   EUROPEAN EQUITY         INCOME PLUS
                                      DIVISION              DIVISION
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $            472,129  $           138,114
   Accrued dividends..........                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --
                                --------------------  -------------------
       Total Assets...........               472,129              138,114
                                --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    35                    2
                                --------------------  -------------------
       Total Liabilities......                    35                    2
                                --------------------  -------------------

NET ASSETS....................  $            472,094  $           138,112
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                   MORGAN STANLEY      MORGAN STANLEY         MSF BARCLAYS          MSF BLACKROCK
                                    MONEY MARKET      MULTI CAP GROWTH    AGGREGATE BOND INDEX  CAPITAL APPRECIATION
                                      DIVISION            DIVISION              DIVISION              DIVISION
                                -------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $           333,525  $         1,367,980  $         1,067,181   $          2,054,450
   Accrued dividends..........                   --                   --                   --                     --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                      1
                                -------------------  -------------------  --------------------  --------------------
       Total Assets...........              333,525            1,367,980            1,067,181              2,054,451
                                -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   17                   36                   21                     --
                                -------------------  -------------------  --------------------  --------------------
       Total Liabilities......                   17                   36                   21                     --
                                -------------------  -------------------  --------------------  --------------------

NET ASSETS....................  $           333,508  $         1,367,944  $         1,067,160   $          2,054,451
                                ===================  ===================  ====================  ====================

                                    MSF BLACKROCK       MSF BLACKROCK       MSF METLIFE MID         MSF METLIFE
                                   LARGE CAP VALUE      MONEY MARKET        CAP STOCK INDEX         STOCK INDEX
                                      DIVISION            DIVISION             DIVISION              DIVISION
                                -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $         1,545,567  $         4,055,345  $         2,414,884  $          1,635,380
   Accrued dividends..........                   --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                   458
                                -------------------  -------------------  -------------------  --------------------
       Total Assets...........            1,545,567            4,055,345            2,414,884             1,635,838
                                -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   14                   12                1,738                    --
                                -------------------  -------------------  -------------------  --------------------
       Total Liabilities......                   14                   12                1,738                    --
                                -------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $         1,545,553  $         4,055,333  $         2,413,146  $          1,635,838
                                ===================  ===================  ===================  ====================

                                      MSF MFS
                                   TOTAL RETURN          MSF MFS VALUE
                                     DIVISION              DIVISION
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $         1,531,859  $           916,817
   Accrued dividends..........                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........            1,531,859              916,817
                                -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    9                   27
                                -------------------  -------------------
       Total Liabilities......                    9                   27
                                -------------------  -------------------

NET ASSETS....................  $         1,531,850  $           916,790
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     MSF MSCI             MSF RUSSELL            PUTNAM VT           PUTNAM VT
                                    EAFE INDEX            2000 INDEX        DIVERSIFIED INCOME     EQUITY INCOME
                                     DIVISION              DIVISION              DIVISION            DIVISION
                                -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $           736,677  $         23,705,333  $           183,261  $         7,361,453
   Accrued dividends..........                   --                    --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                   --                   --
                                -------------------  --------------------  -------------------  -------------------
        Total Assets..........              736,677            23,705,333              183,261            7,361,453
                                -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   40                   321                    5                  870
                                -------------------  --------------------  -------------------  -------------------
        Total Liabilities.....                   40                   321                    5                  870
                                -------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $           736,637  $         23,705,012  $           183,256  $         7,360,583
                                ===================  ====================  ===================  ===================

                                 PUTNAM VT GLOBAL          PUTNAM VT             PUTNAM VT             PUTNAM VT
                                 ASSET ALLOCATION        GLOBAL EQUITY       GLOBAL UTILITIES      GROWTH AND INCOME
                                     DIVISION              DIVISION              DIVISION              DIVISION
                                -------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $           375,298  $            321,060  $             19,190  $           323,330
   Accrued dividends..........                   --                    --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                    --                   --
                                -------------------  --------------------  --------------------  -------------------
        Total Assets..........              375,298               321,060                19,190              323,330
                                -------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   26                    14                     4                   27
                                -------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                   26                    14                     4                   27
                                -------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $           375,272  $            321,046  $             19,186  $           323,303
                                ===================  ====================  ====================  ===================

                                      PUTNAM VT
                                     HIGH YIELD         PUTNAM VT INCOME
                                      DIVISION              DIVISION
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $          8,244,665  $         9,662,470
   Accrued dividends..........                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --
                                --------------------  -------------------
        Total Assets..........             8,244,665            9,662,470
                                --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    57                  145
                                --------------------  -------------------
        Total Liabilities.....                    57                  145
                                --------------------  -------------------

NET ASSETS....................  $          8,244,608  $         9,662,325
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                      PUTNAM VT             PUTNAM VT             PUTNAM VT
                                INTERNATIONAL EQUITY  INTERNATIONAL GROWTH   INTERNATIONAL VALUE  PUTNAM VT INVESTORS
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $            246,691  $             89,395  $            63,137   $            32,357
   Accrued dividends..........                    --                    --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                   --                    --
                                --------------------  --------------------  --------------------  -------------------
        Total Assets..........               246,691                89,395               63,137                32,357
                                --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    12                     3                    6                     4
                                --------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                    12                     3                    6                     4
                                --------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $            246,679  $             89,392  $            63,131   $            32,353
                                ====================  ====================  ====================  ===================

                                      PUTNAM VT             PUTNAM VT                             T. ROWE PRICE ES
                                    MONEY MARKET        MULTI-CAP GROWTH    PUTNAM VT VOYAGER       EQUITY INCOME
                                      DIVISION              DIVISION            DIVISION              DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $            163,189  $        10,702,546  $         8,973,562  $             60,827
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
        Total Assets..........               163,189           10,702,546            8,973,562                60,827
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    18                  624                  458                     5
                                --------------------  -------------------  -------------------  --------------------
        Total Liabilities.....                    18                  624                  458                     5
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $            163,171  $        10,701,922  $         8,973,104  $             60,822
                                ====================  ===================  ===================  ====================

                                  T. ROWE PRICE ES      T. ROWE PRICE ES
                                   MID-CAP GROWTH      NEW AMERICA GROWTH
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            269,846  $         11,430,921
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               269,846            11,430,921
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    29                   492
                                --------------------  --------------------
        Total Liabilities.....                    29                   492
                                --------------------  --------------------

NET ASSETS....................  $            269,817  $         11,430,429
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2014


                                          T. ROWE PRICE ES
                                          PERSONAL STRATEGY       T. ROWE PRICE FIS          UIF GLOBAL          UIF GLOBAL TACTICAL
                                              BALANCED            LIMITED-TERM BOND        INFRASTRUCTURE         ASSET ALLOCATION
                                              DIVISION                DIVISION                DIVISION                DIVISION
                                        --------------------    --------------------    --------------------    --------------------
ASSETS:
   Investments at fair value.........   $         25,208,781    $          7,841,802    $            194,048    $            224,483
   Accrued dividends.................                     --                      --                      --                      --
   Due from Metropolitan Life
     Insurance Company...............                     --                      --                      --                      --
                                        --------------------    --------------------    --------------------    --------------------
        Total Assets.................             25,208,781               7,841,802                 194,048                 224,483
                                        --------------------    --------------------    --------------------    --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...............                    628                      84                      49                       3
                                        --------------------    --------------------    --------------------    --------------------
        Total Liabilities............                    628                      84                      49                       3
                                        --------------------    --------------------    --------------------    --------------------

NET ASSETS...........................   $         25,208,153    $          7,841,718    $            193,999    $            224,480
                                        ====================    ====================    ====================    ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                      AMERICAN FUNDS U.S.
                                                  AMERICAN FUNDS        GOVERNMENT/AAA-
                                                     NEW WORLD         RATED SECURITIES       DEUTSCHE I BOND
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             29,965  $             11,936  $              8,108
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,188                   914                 1,700
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                27,777                11,022                 6,408
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               220,038                    --                    --
      Realized gains (losses) on sale of
         investments.........................                19,265               (5,757)               (2,625)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               239,303               (5,757)               (2,625)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (458,408)                39,442                 8,991
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (219,105)                33,685                 6,366
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (191,328)  $             44,707  $             12,774
                                               ====================  ====================  ====================


                                                    DEUTSCHE I           DEUTSCHE I CORE       DEUTSCHE I GLOBAL
                                                  CAPITAL GROWTH           EQUITY VIP              SMALL CAP
                                                     DIVISION               DIVISION               DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $               7,166  $               8,124  $              5,841
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                  8,632                  5,693                 5,052
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                (1,466)                  2,431                   789
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 65,510                     --                75,690
      Realized gains (losses) on sale of
         investments.........................                 57,839                 39,240                10,723
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                123,349                 39,240                86,413
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 12,404                 39,210             (120,756)
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                135,753                 78,450              (34,343)
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             134,287  $              80,881  $           (33,554)
                                               =====================  =====================  ====================


                                                    DEUTSCHE I        DEUTSCHE II GLOBAL        DEUTSCHE II
                                                   INTERNATIONAL      INCOME BUILDER VIP       MONEY MARKET
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            186,696  $             19,111  $              1,935
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                80,816                 4,660               144,638
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               105,880                14,451             (142,703)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                63,001                    --
      Realized gains (losses) on sale of
         investments.........................              (34,129)                13,062                    --
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......              (34,129)                76,063                    --
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (1,450,706)              (71,833)                    --
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (1,484,835)                 4,230                    --
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (1,378,955)  $             18,681  $          (142,703)
                                               ====================  ====================  ====================


                                                  DEUTSCHE II SMALL
                                                   MID CAP GROWTH
                                                      DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,654
                                               --------------------
           Net investment income (loss)......               (2,654)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................                36,228
                                               --------------------
           Net realized gains (losses).......                36,228
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (16,926)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                19,302
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             16,648
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                 FIDELITY VIP        FIDELITY VIP ASSET       FIDELITY VIP          FIDELITY VIP
                                                 ASSET MANAGER         MANAGER: GROWTH         CONTRAFUND           EQUITY-INCOME
                                                   DIVISION               DIVISION              DIVISION              DIVISION
                                             ---------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 594  $              1,806  $            487,233  $            766,924
                                             ---------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    266                 1,178               378,859               203,164
                                             ---------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....                    328                   628               108,374               563,760
                                             ---------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  1,612                   127             1,022,234               374,844
      Realized gains (losses) on sale of
         investments.......................                  2,011                 9,305             1,769,781               506,215
                                             ---------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....                  3,623                 9,432             2,792,015               881,059
                                             ---------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                (2,259)               (2,524)             2,458,766               606,198
                                             ---------------------  --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  1,364                 6,908             5,250,781             1,487,257
                                             ---------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               1,692  $              7,536  $          5,359,155  $          2,051,017
                                             =====================  ====================  ====================  ====================

                                                 FIDELITY VIP          FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                 FREEDOM 2010          FREEDOM 2020          FREEDOM 2030           FREEDOM 2040
                                                   DIVISION              DIVISION              DIVISION               DIVISION
                                             --------------------  --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $             26,869  $             88,827  $             97,380  $              26,801
                                             --------------------  --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                14,099                37,190                44,358                 11,865
                                             --------------------  --------------------  --------------------  ---------------------
           Net investment income (loss)....                12,770                51,637                53,022                 14,936
                                             --------------------  --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                29,017                88,062               114,225                 25,579
      Realized gains (losses) on sale of
         investments.......................                70,582               160,131               194,526                 32,836
                                             --------------------  --------------------  --------------------  ---------------------
           Net realized gains (losses).....                99,599               248,193               308,751                 58,415
                                             --------------------  --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              (41,840)              (91,930)             (108,101)               (11,532)
                                             --------------------  --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                57,759               156,263               200,650                 46,883
                                             --------------------  --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             70,529  $            207,900  $            253,672  $              61,819
                                             ====================  ====================  ====================  =====================

                                                  FIDELITY VIP
                                                  FREEDOM 2050       FIDELITY VIP GROWTH
                                                    DIVISION              DIVISION
                                             ---------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $              12,187  $             51,954
                                             ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  4,880               207,308
                                             ---------------------  --------------------
           Net investment income (loss)....                  7,307             (155,354)
                                             ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 10,257                    --
      Realized gains (losses) on sale of
         investments.......................                 12,858             1,581,153
                                             ---------------------  --------------------
           Net realized gains (losses).....                 23,115             1,581,153
                                             ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                (5,261)             1,313,388
                                             ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 17,854             2,894,541
                                             ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              25,161  $          2,739,187
                                             =====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                                FIDELITY VIP
                                                  FIDELITY VIP          FIDELITY VIP             INVESTMENT
                                                   HIGH INCOME            INDEX 500              GRADE BOND
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              32,827  $             910,543  $              24,178
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  3,813                412,905                  7,849
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                 29,014                497,638                 16,329
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                 50,552                    407
      Realized gains (losses) on sale of
         investments.......................                  2,491              2,224,480                (1,157)
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                  2,491              2,275,032                  (750)
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................               (34,043)              3,850,750                 35,667
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................               (31,552)              6,125,782                 34,917
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             (2,538)  $           6,623,420  $              51,246
                                             =====================  =====================  =====================


                                                                         FIDELITY VIP
                                              FIDELITY VIP MID CAP       MONEY MARKET      FIDELITY VIP OVERSEAS
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              18,863  $                 119  $               6,889
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                 52,341                  8,943                  3,770
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....               (33,478)                (8,824)                  3,119
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                159,468                     --                    125
      Realized gains (losses) on sale of
         investments.......................                129,956                     --                  9,981
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                289,424                     --                 10,106
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                126,688                     --               (60,873)
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                416,112                     --               (50,767)
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             382,634  $             (8,824)  $            (47,648)
                                             =====================  =====================  =====================


                                                  FIDELITY VIP                                  INVESCO V.I.
                                                   REAL ESTATE       FIDELITY VIP VALUE     DIVERSIFIED DIVIDEND
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              15,202  $               4,663  $              25,953
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  6,473                  2,423                  1,755
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  8,729                  2,240                 24,198
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 50,852                 13,024                     --
      Realized gains (losses) on sale of
         investments.......................                 34,383                  7,408                 85,245
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                 85,235                 20,432                 85,245
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                124,255                 10,462                 71,847
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                209,490                 30,894                157,092
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             218,219  $              33,134  $             181,290
                                             =====================  =====================  =====================


                                                  INVESCO V.I.
                                                EQUITY AND INCOME
                                                    DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $               2,821
                                             ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    192
                                             ---------------------
           Net investment income (loss)....                  2,629
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  7,626
      Realized gains (losses) on sale of
         investments.......................                  6,520
                                             ---------------------
           Net realized gains (losses).....                 14,146
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                (3,190)
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 10,956
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              13,585
                                             =====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                               INVESCO V.I. GLOBAL      INVESCO V.I.             MFS VIT               MFS VIT
                                                   CORE EQUITY           HIGH YIELD            CORE EQUITY          GLOBAL EQUITY
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $              8,878  $              3,766  $                535  $             70,879
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   565                    80                   507                73,370
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                 8,313                 3,686                    28               (2,491)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                    --                96,623
      Realized gains (losses) on sale of
        investments.........................                24,543                  (59)                 5,832               390,419
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                24,543                  (59)                 5,832               487,042
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (28,968)               (2,330)                   894             (184,695)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               (4,425)               (2,389)                 6,726               302,347
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              3,888  $              1,297  $              6,754  $            299,856
                                              ====================  ====================  ====================  ====================

                                                                      MFS VIT INVESTORS          MFS VIT               MFS VIT
                                                 MFS VIT GROWTH         GROWTH STOCK         INVESTORS TRUST       MID CAP GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             15,201  $              1,052  $                814  $                 --
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               108,540                 1,494                   636                   584
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....              (93,339)                 (442)                   178                 (584)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               970,087                11,302                 6,649                 8,676
      Realized gains (losses) on sale of
        investments.........................               800,603                 7,519                 4,940                 3,466
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             1,770,690                18,821                11,589                12,142
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (531,495)                 1,973               (3,544)               (5,100)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             1,239,195                20,794                 8,045                 7,042
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,145,856  $             20,352  $              8,223  $              6,458
                                              ====================  ====================  ====================  ====================

                                                     MFS VIT              MFS VIT
                                                  NEW DISCOVERY        RESEARCH BOND
                                                    DIVISION             DIVISION
                                              -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $                --  $               836
                                              -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                1,447                  217
                                              -------------------  -------------------
           Net investment income (loss).....              (1,447)                  619
                                              -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               39,422                   --
      Realized gains (losses) on sale of
        investments.........................                7,247                  591
                                              -------------------  -------------------
           Net realized gains (losses)......               46,669                  591
                                              -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             (62,023)                  236
                                              -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (15,354)                  827
                                              -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (16,801)  $             1,446
                                              ===================  ===================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                          MFS VIT
                                                MFS VIT RESEARCH       TOTAL RETURN        MFS VIT UTILITIES       MFS VIT VALUE
                                                    DIVISION             DIVISION              DIVISION              DIVISION
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                807  $             7,196  $              2,227  $              3,693
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   714                2,843                   795                 1,807
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                    93                4,353                 1,432                 1,886
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                 7,326               10,015                 3,906                 7,471
      Realized gains (losses) on sale of
        investments.........................                 7,912               11,240                 2,700                11,681
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                15,238               21,255                 6,606                19,152
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               (6,889)                2,402                 3,471                 1,127
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 8,349               23,657                10,077                20,279
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              8,442  $            28,010  $             11,509  $             22,165
                                              ====================  ===================  ====================  ====================

                                                  MFS VIT II            MFS VIT II            MFS VIT II         MIST CLEARBRIDGE
                                                  HIGH YIELD           MONEY MARKET        STRATEGIC INCOME      AGGRESSIVE GROWTH
                                                   DIVISION              DIVISION              DIVISION            DIVISION (a)
                                              -------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $               187  $                 --  $                 31  $                --
                                              -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   24                   428                     6                   --
                                              -------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                  163                 (428)                    25                   --
                                              -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                    --                    --                   --
      Realized gains (losses) on sale of
        investments.........................                   51                    --                    17               10,136
                                              -------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......                   51                    --                    17               10,136
                                              -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                (149)                    --                  (20)              181,582
                                              -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 (98)                    --                   (3)              191,718
                                              -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $                65  $              (428)  $                 22  $           191,718
                                              ===================  ====================  ====================  ===================

                                               MIST LORD ABBETT      MIST MFS EMERGING
                                                BOND DEBENTURE        MARKETS EQUITY
                                                   DIVISION              DIVISION
                                              -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            50,115  $             32,428
                                              -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  881                22,959
                                              -------------------  --------------------
           Net investment income (loss).....               49,234                 9,469
                                              -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               23,362                    --
      Realized gains (losses) on sale of
        investments.........................                2,804                23,240
                                              -------------------  --------------------
           Net realized gains (losses)......               26,166                23,240
                                              -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (33,775)             (240,670)
                                              -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (7,609)             (217,430)
                                              -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            41,625  $          (207,961)
                                              ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                               MIST OPPENHEIMER      MIST WMC LARGE        MORGAN STANLEY       MORGAN STANLEY
                                                 GLOBAL EQUITY        CAP RESEARCH         EUROPEAN EQUITY        INCOME PLUS
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             11,562  $             8,645  $            12,591  $              6,080
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                 1,078                  869                  634                   175
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                10,484                7,776               11,957                 5,905
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                33,601                   --                   --                    --
      Realized gains (losses) on sale of
        investments........................                15,116               27,875               10,379                 1,338
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....                48,717               27,875               10,379                 1,338
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              (35,290)               95,519             (69,690)                 3,179
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                13,427              123,394             (59,311)                 4,517
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             23,911  $           131,170  $          (47,354)  $             10,422
                                             ====================  ===================  ===================  ====================

                                                MORGAN STANLEY       MORGAN STANLEY         MSF BARCLAYS          MSF BLACKROCK
                                                 MONEY MARKET       MULTI CAP GROWTH    AGGREGATE BOND INDEX  CAPITAL APPRECIATION
                                                   DIVISION             DIVISION              DIVISION              DIVISION
                                             --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 33  $                --  $             28,110   $             1,147
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                   413                1,777                   961                 1,767
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....                 (380)              (1,777)                27,149                 (620)
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --              170,712                    --                    --
      Realized gains (losses) on sale of
        investments........................                    --              118,650               (2,646)                73,577
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....                    --              289,362               (2,646)                73,577
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                    --            (212,717)                29,759                89,012
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                    --               76,645                27,113               162,589
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $              (380)  $            74,868  $             54,262   $           161,969
                                             ====================  ===================  ====================  ====================

                                                 MSF BLACKROCK        MSF BLACKROCK
                                                LARGE CAP VALUE       MONEY MARKET
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            16,220  $                 --
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                1,183                 3,532
                                             -------------------  --------------------
           Net investment income (loss)....               15,037               (3,532)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              295,553                    --
      Realized gains (losses) on sale of
        investments........................                3,254                    --
                                             -------------------  --------------------
           Net realized gains (losses).....              298,807                    --
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            (188,498)                    --
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              110,309                    --
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           125,346  $            (3,532)
                                             ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                MSF METLIFE MID        MSF METLIFE             MSF MFS
                                                CAP STOCK INDEX        STOCK INDEX          TOTAL RETURN         MSF MFS VALUE
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             20,942  $            21,887  $             32,707  $            11,606
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................                 1,918                1,206                 1,350                  643
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                19,024               20,681                31,357               10,963
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                94,878               32,119                    --               32,382
      Realized gains (losses) on sale of
        investments........................                50,483               60,607                17,496               22,332
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....               145,361               92,726                17,496               54,714
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................                27,991               61,836                67,579               14,574
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               173,352              154,562                85,075               69,288
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            192,376  $           175,243  $            116,432  $            80,251
                                             ====================  ===================  ====================  ===================

                                                  MSF MSCI             MSF RUSSELL           PUTNAM VT             PUTNAM VT
                                                 EAFE INDEX            2000 INDEX       DIVERSIFIED INCOME       EQUITY INCOME
                                                  DIVISION              DIVISION             DIVISION              DIVISION
                                             -------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            19,519  $            264,883  $            15,055  $            126,860
                                             -------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                  743               171,260                1,401                50,910
                                             -------------------  --------------------  -------------------  --------------------
           Net investment income (loss)....               18,776                93,623               13,654                75,950
                                             -------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --               513,284                   --                    --
      Realized gains (losses) on sale of
        investments........................               15,521               851,657                (344)               344,264
                                             -------------------  --------------------  -------------------  --------------------
           Net realized gains (losses).....               15,521             1,364,941                (344)               344,264
                                             -------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (86,673)             (486,967)             (13,458)               369,367
                                             -------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             (71,152)               877,974             (13,802)               713,631
                                             -------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (52,376)  $            971,597  $             (148)  $            789,581
                                             ===================  ====================  ===================  ====================

                                               PUTNAM VT GLOBAL         PUTNAM VT
                                               ASSET ALLOCATION       GLOBAL EQUITY
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             9,670  $              1,923
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                2,810                 2,382
                                             -------------------  --------------------
           Net investment income (loss)....                6,860                 (459)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               14,677                    --
      Realized gains (losses) on sale of
        investments........................               16,355                 8,175
                                             -------------------  --------------------
           Net realized gains (losses).....               31,032                 8,175
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              (5,772)               (4,501)
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               25,260                 3,674
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            32,120  $              3,215
                                             ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                    PUTNAM VT           PUTNAM VT             PUTNAM VT
                                                GLOBAL UTILITIES    GROWTH AND INCOME        HIGH YIELD         PUTNAM VT INCOME
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $               525  $             4,589  $            512,600  $            604,366
                                              -------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  134                2,247                62,465                72,517
                                              -------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                  391                2,342               450,135               531,849
                                              -------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                1,132                   --                    --                    --
      Realized gains (losses) on sale of
        investments.........................                  154               13,785                43,187                30,107
                                              -------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                1,286               13,785                43,187                30,107
                                              -------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                  627               12,948             (400,789)              (11,569)
                                              -------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                1,913               26,733             (357,602)                18,538
                                              -------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             2,304  $            29,075  $             92,533  $            550,387
                                              ===================  ===================  ====================  ====================

                                                    PUTNAM VT             PUTNAM VT            PUTNAM VT
                                              INTERNATIONAL EQUITY  INTERNATIONAL GROWTH  INTERNATIONAL VALUE   PUTNAM VT INVESTORS
                                                    DIVISION              DIVISION             DIVISION              DIVISION
                                              --------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $              3,368  $                288  $             1,019  $                412
                                              --------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 2,067                   711                  508                   217
                                              --------------------  --------------------  -------------------  --------------------
           Net investment income (loss).....                 1,301                 (423)                  511                   195
                                              --------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                   --                    --
      Realized gains (losses) on sale of
        investments.........................                 7,813                 3,833                  233                   974
                                              --------------------  --------------------  -------------------  --------------------
           Net realized gains (losses)......                 7,813                 3,833                  233                   974
                                              --------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (28,893)              (10,036)              (7,713)                 2,485
                                              --------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (21,080)               (6,203)              (7,480)                 3,459
                                              --------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (19,779)  $            (6,626)  $           (6,969)  $              3,654
                                              ====================  ====================  ===================  ====================

                                                    PUTNAM VT             PUTNAM VT
                                                  MONEY MARKET        MULTI-CAP GROWTH
                                                    DIVISION              DIVISION
                                              --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $                 15  $            50,403
                                              --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 1,111               74,185
                                              --------------------  -------------------
           Net investment income (loss).....               (1,096)             (23,782)
                                              --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                   --
      Realized gains (losses) on sale of
        investments.........................                    --              485,180
                                              --------------------  -------------------
           Net realized gains (losses)......                    --              485,180
                                              --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                    --              759,766
                                              --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                    --            1,244,946
                                              --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            (1,096)  $         1,221,164
                                              ====================  ===================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                       T. ROWE PRICE ES      T. ROWE PRICE ES
                                                 PUTNAM VT VOYAGER       EQUITY INCOME        MID-CAP GROWTH
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             82,636  $              1,102  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                64,821                   477                 1,882
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                17,815                   625               (1,882)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               161,849                    --                28,908
      Realized gains (losses) on sale of
         investments.........................               487,440                 4,834                 5,838
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               649,289                 4,834                34,746
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                96,340               (1,467)               (3,404)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               745,629                 3,367                31,342
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            763,444  $              3,992  $             29,460
                                               ====================  ====================  ====================

                                                                       T. ROWE PRICE ES
                                                 T. ROWE PRICE ES      PERSONAL STRATEGY     T. ROWE PRICE FIS
                                                NEW AMERICA GROWTH         BALANCED          LIMITED-TERM BOND
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $            413,302  $             96,410
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                81,043               188,453                57,864
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......              (81,043)               224,849                38,546
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             1,589,010             1,689,637                    --
      Realized gains (losses) on sale of
         investments.........................               325,251               518,236              (14,502)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             1,914,261             2,207,873              (14,502)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (938,568)           (1,352,964)              (33,242)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               975,693               854,909              (47,744)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            894,650  $          1,079,758  $            (9,198)
                                               ====================  ====================  ====================


                                                    UIF GLOBAL        UIF GLOBAL TACTICAL
                                                  INFRASTRUCTURE       ASSET ALLOCATION
                                                     DIVISION              DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              4,430  $              1,915
                                               --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                   219                   237
                                               --------------------  --------------------
           Net investment income (loss)......                 4,211                 1,678
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                25,753                19,371
      Realized gains (losses) on sale of
         investments.........................                 1,187                 4,246
                                               --------------------  --------------------
           Net realized gains (losses).......                26,940                23,617
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               (4,637)              (20,235)
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                22,303                 3,382
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             26,514  $              5,060
                                               ====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                          AMERICAN FUNDS U.S. GOVERNMENT/
                                        AMERICAN FUNDS NEW WORLD               AAA-RATED SECURITIES
                                                DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         27,777  $         18,196  $          11,022  $          1,723
   Net realized gains (losses)....           239,303            52,989            (5,757)            10,234
   Change in unrealized gains
     (losses) on investments......         (458,408)           135,161             39,442          (40,624)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         (191,328)           206,346             44,707          (28,667)
                                    ----------------  ----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,823,420         1,634,673          1,091,650         1,003,635
   Net transfers (including
     fixed account)...............          (55,222)          (26,876)           (10,666)          (23,826)
   Policy charges.................       (1,344,887)       (1,116,184)          (893,330)         (791,549)
   Transfers for policy benefits
     and terminations.............         (130,711)         (324,801)          (159,893)         (180,600)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           292,600           166,812             27,761             7,660
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............           101,272           373,158             72,468          (21,007)
NET ASSETS:
   Beginning of year..............         2,157,342         1,784,184            847,553           868,560
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $      2,258,614  $      2,157,342  $         920,021  $        847,553
                                    ================  ================  =================  ================


                                             DEUTSCHE I BOND                 DEUTSCHE I CAPITAL GROWTH
                                                DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          6,408  $          6,606  $        (1,466)  $           6,324
   Net realized gains (losses)....           (2,625)           (3,757)           123,349             92,656
   Change in unrealized gains
     (losses) on investments......             8,991          (11,701)            12,404            208,125
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            12,774           (8,852)           134,287            307,105
                                    ----------------  ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            51,935            56,551           165,910            172,515
   Net transfers (including
     fixed account)...............            16,132          (13,976)            40,553             12,722
   Policy charges.................          (36,499)          (41,981)         (159,205)          (153,527)
   Transfers for policy benefits
     and terminations.............          (22,425)          (20,155)          (45,988)          (239,593)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             9,143          (19,561)             1,270          (207,883)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............            21,917          (28,413)           135,557             99,222
NET ASSETS:
   Beginning of year..............           222,357           250,770         1,126,883          1,027,661
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $        244,274  $        222,357  $      1,262,440  $       1,126,883
                                    ================  ================  ================  =================


                                        DEUTSCHE I CORE EQUITY VIP          DEUTSCHE I GLOBAL SMALL CAP
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014               2013             2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,431  $          4,300  $            789  $          (786)
   Net realized gains (losses)....            39,240            28,392            86,413            46,002
   Change in unrealized gains
     (losses) on investments......            39,210           165,717         (120,756)           132,866
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            80,881           198,409          (33,554)           178,082
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           117,441           106,189            41,450            55,035
   Net transfers (including
     fixed account)...............            42,806             (684)          (27,994)                --
   Policy charges.................          (97,240)          (90,260)          (33,810)          (31,450)
   Transfers for policy benefits
     and terminations.............          (46,314)          (61,088)          (20,208)          (10,553)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            16,693          (45,843)          (40,562)            13,032
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            97,574           152,566          (74,116)           191,114
NET ASSETS:
   Beginning of year..............           725,544           572,978           693,238           502,124
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        823,118  $        725,544  $        619,122  $        693,238
                                    ================  ================  ================  ================


                                         DEUTSCHE I INTERNATIONAL
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        105,880  $        459,230
   Net realized gains (losses)....          (34,129)         (138,499)
   Change in unrealized gains
     (losses) on investments......       (1,450,706)         1,510,488
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       (1,378,955)         1,831,219
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,537,631         2,693,098
   Net transfers (including
     fixed account)...............         (264,325)         (149,156)
   Policy charges.................       (1,681,559)       (1,720,147)
   Transfers for policy benefits
     and terminations.............         (842,336)         (866,488)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (250,589)          (42,693)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............       (1,629,544)         1,788,526
NET ASSETS:
   Beginning of year..............        11,326,184         9,537,658
                                    ----------------  ----------------
   End of year....................  $      9,696,640  $     11,326,184
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                DEUTSCHE II
                                         GLOBAL INCOME BUILDER VIP           DEUTSCHE II MONEY MARKET
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         14,451  $          7,448  $      (142,703)  $      (146,501)
   Net realized gains (losses)....            76,063            20,441                --                --
   Change in unrealized gains
     (losses) on investments......          (71,833)            56,340                --                --
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            18,681            84,229         (142,703)         (146,501)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           103,137           105,454        53,034,745        54,587,932
   Net transfers (including
     fixed account)...............                --             7,044           688,328         (993,856)
   Policy charges.................          (98,923)          (97,582)      (50,917,571)      (52,038,814)
   Transfers for policy benefits
     and terminations.............          (21,867)          (60,499)       (2,678,301)       (2,094,282)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (17,653)          (45,583)           127,201         (539,020)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             1,028            38,646          (15,502)         (685,521)
NET ASSETS:
   Beginning of year..............           609,361           570,715        19,815,420        20,500,941
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        610,389  $        609,361  $     19,799,918  $     19,815,420
                                    ================  ================  ================  ================


                                     DEUTSCHE II SMALL MID CAP GROWTH         FIDELITY VIP ASSET MANAGER
                                                 DIVISION                              DIVISION
                                    -----------------------------------  -----------------------------------
                                          2014              2013               2014               2013
                                    ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (2,654)  $         (1,936)  $             328  $            273
   Net realized gains (losses)....            36,228              7,436              3,623             2,017
   Change in unrealized gains
     (losses) on investments......          (16,926)             99,644            (2,259)             1,825
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            16,648            105,144              1,692             4,115
                                    ----------------  -----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            32,072             35,091             75,972            67,213
   Net transfers (including
     fixed account)...............          (46,439)              3,094                 22                --
   Policy charges.................          (18,383)           (16,375)           (71,916)          (63,972)
   Transfers for policy benefits
     and terminations.............          (30,812)            (8,598)                 --               (4)
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (63,562)             13,212              4,078             3,237
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............          (46,914)            118,356              5,770             7,352
NET ASSETS:
   Beginning of year..............           361,878            243,522             34,752            27,400
                                    ----------------  -----------------  -----------------  ----------------
   End of year....................  $        314,964  $         361,878  $          40,522  $         34,752
                                    ================  =================  =================  ================

                                               FIDELITY VIP
                                           ASSET MANAGER: GROWTH              FIDELITY VIP CONTRAFUND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            628  $            386  $        108,374  $         153,492
   Net realized gains (losses)....             9,432             6,666         2,792,015            843,752
   Change in unrealized gains
     (losses) on investments......           (2,524)            19,748         2,458,766         10,555,603
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             7,536            26,800         5,359,155         11,552,847
                                    ----------------  ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            76,422            65,428         8,693,156          8,598,211
   Net transfers (including
     fixed account)...............             3,976                --         (550,106)             14,435
   Policy charges.................          (70,359)          (63,364)       (6,170,992)        (5,901,022)
   Transfers for policy benefits
     and terminations.............                --           (4,267)       (4,498,973)        (3,166,294)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            10,039           (2,203)       (2,526,915)          (454,670)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............            17,575            24,597         2,832,240         11,098,177
NET ASSETS:
   Beginning of year..............           150,072           125,475        49,678,049         38,579,872
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $        167,647  $        150,072  $     52,510,289  $      49,678,049
                                    ================  ================  ================  =================


                                        FIDELITY VIP EQUITY-INCOME
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        563,760   $        432,593
   Net realized gains (losses)....           881,059          2,015,859
   Change in unrealized gains
     (losses) on investments......           606,198          3,393,951
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         2,051,017          5,842,403
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         5,374,655          5,492,749
   Net transfers (including
     fixed account)...............         (145,820)          (249,942)
   Policy charges.................       (4,180,800)        (4,117,354)
   Transfers for policy benefits
     and terminations.............       (2,514,737)        (2,315,259)
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..       (1,466,702)        (1,189,806)
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets.............           584,315          4,652,597
NET ASSETS:
   Beginning of year..............        26,657,836         22,005,239
                                    ----------------   ----------------
   End of year....................  $     27,242,151   $     26,657,836
                                    ================   ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                         FIDELITY VIP FREEDOM 2010             FIDELITY VIP FREEDOM 2020
                                                 DIVISION                              DIVISION
                                    ------------------------------------  ----------------------------------
                                          2014               2013               2014              2013
                                    -----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          12,770  $          18,515  $         51,637  $         50,271
   Net realized gains (losses)....             99,599             46,067           248,193           171,723
   Change in unrealized gains
      (losses) on investments.....           (41,840)            127,238          (91,930)           346,941
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             70,529            191,820           207,900           568,935
                                    -----------------  -----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            452,424            488,682         3,040,276         2,534,365
   Net transfers (including
      fixed account)..............          (326,558)            240,680            41,596           258,742
   Policy charges.................          (288,704)          (301,070)       (2,136,002)       (1,858,283)
   Transfers for policy benefits
      and terminations............          (155,098)          (129,833)         (526,099)         (473,381)
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (317,936)            298,459           419,771           461,443
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............          (247,407)            490,279           627,671         1,030,378
NET ASSETS:
   Beginning of year..............          1,904,242          1,413,963         4,723,187         3,692,809
                                    -----------------  -----------------  ----------------  ----------------
   End of year....................  $       1,656,835  $       1,904,242  $      5,350,858  $      4,723,187
                                    =================  =================  ================  ================

                                         FIDELITY VIP FREEDOM 2030            FIDELITY VIP FREEDOM 2040
                                                 DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         53,022  $         52,830  $         14,936   $         12,182
   Net realized gains (losses)....           308,751           337,193            58,415             25,644
   Change in unrealized gains
      (losses) on investments.....         (108,101)           570,868          (11,532)            173,601
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           253,672           960,891            61,819            211,427
                                    ----------------  ----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         3,056,445         2,803,333         1,265,804            915,954
   Net transfers (including
      fixed account)..............            53,270         (165,641)            40,655            169,903
   Policy charges.................       (2,109,490)       (1,685,284)         (725,869)          (484,260)
   Transfers for policy benefits
      and terminations............         (619,016)         (581,892)         (183,248)          (124,631)
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           381,209           370,516           397,342            476,966
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............           634,881         1,331,407           459,161            688,393
NET ASSETS:
   Beginning of year..............         5,646,393         4,314,986         1,354,559            666,166
                                    ----------------  ----------------  ----------------   ----------------
   End of year....................  $      6,281,274  $      5,646,393  $      1,813,720   $      1,354,559
                                    ================  ================  ================   ================

                                          FIDELITY VIP FREEDOM 2050                FIDELITY VIP GROWTH
                                                  DIVISION                              DIVISION
                                    ------------------------------------  -----------------------------------
                                           2014               2013              2014               2013
                                    -----------------  -----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           7,307  $           3,156  $      (155,354)   $      (103,691)
   Net realized gains (losses)....             23,115             13,702         1,581,153            940,311
   Change in unrealized gains
      (losses) on investments.....            (5,261)             67,686         1,313,388          6,116,071
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             25,161             84,544         2,739,187          6,952,691
                                    -----------------  -----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            805,380            403,695         6,476,653          6,578,473
   Net transfers (including
      fixed account)..............             29,729             18,681             1,068          (148,632)
   Policy charges.................          (407,942)          (249,845)       (5,314,845)        (5,118,563)
   Transfers for policy benefits
      and terminations............           (71,457)           (86,082)       (2,304,712)        (1,533,028)
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            355,710             86,449       (1,141,836)          (221,750)
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............            380,871            170,993         1,597,351          6,730,941
NET ASSETS:
   Beginning of year..............            466,922            295,929        26,640,728         19,909,787
                                    -----------------  -----------------  ----------------   ----------------
   End of year....................  $         847,793  $         466,922  $     28,238,079   $     26,640,728
                                    =================  =================  ================   ================

                                         FIDELITY VIP HIGH INCOME
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         29,014  $          20,576
   Net realized gains (losses)....             2,491              4,544
   Change in unrealized gains
      (losses) on investments.....          (34,043)            (5,701)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           (2,538)             19,419
                                    ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           181,147            174,736
   Net transfers (including
      fixed account)..............           138,806           (28,792)
   Policy charges.................         (144,644)          (128,974)
   Transfers for policy benefits
      and terminations............          (13,772)           (29,244)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           161,537           (12,274)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets.............           158,999              7,145
NET ASSETS:
   Beginning of year..............           400,330            393,185
                                    ----------------  -----------------
   End of year....................  $        559,329  $         400,330
                                    ================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                                FIDELITY VIP INVESTMENT
                                          FIDELITY VIP INDEX 500                      GRADE BOND
                                                 DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                          2014               2013               2014                2013
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         497,638  $         560,499  $          16,329  $          16,135
   Net realized gains (losses)....          2,275,032          1,985,751              (750)             12,056
   Change in unrealized gains
      (losses) on investments.....          3,850,750         10,549,051             35,667           (52,608)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          6,623,420         13,095,301             51,246           (24,417)
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         10,849,261         10,841,756            583,399            572,328
   Net transfers (including
      fixed account)..............          (609,618)          (366,474)            (5,557)           (30,907)
   Policy charges.................        (8,616,694)        (8,316,112)          (482,085)          (468,172)
   Transfers for policy benefits
      and terminations............        (4,239,563)        (3,562,815)           (73,286)           (21,239)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..        (2,616,614)        (1,403,645)             22,471             52,010
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          4,006,806         11,691,656             73,717             27,593
NET ASSETS:
   Beginning of year..............         54,079,684         42,388,028            998,812            971,219
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $      58,086,490  $      54,079,684  $       1,072,529  $         998,812
                                    =================  =================  =================  =================


                                            FIDELITY VIP MID CAP               FIDELITY VIP MONEY MARKET
                                                  DIVISION                             DIVISION
                                    -----------------------------------  ------------------------------------
                                           2014              2013              2014                2013
                                    -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (33,478)  $       (12,547)  $         (8,824)  $         (9,217)
   Net realized gains (losses)....            289,424           952,804                 --                 --
   Change in unrealized gains
      (losses) on investments.....            126,688           782,099                 --                 --
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            382,634         1,722,356            (8,824)            (9,217)
                                    -----------------  ----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........          2,336,549         2,073,560          4,361,549          4,443,654
   Net transfers (including
      fixed account)..............            162,424            58,595             69,521           (30,561)
   Policy charges.................        (1,471,315)       (1,272,973)        (4,277,012)        (4,306,535)
   Transfers for policy benefits
      and terminations............          (618,992)         (687,852)          (210,998)          (114,014)
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            408,666           171,330           (56,940)            (7,456)
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............            791,300         1,893,686           (65,764)           (16,673)
NET ASSETS:
   Beginning of year..............          6,636,957         4,743,271          1,390,790          1,407,463
                                    -----------------  ----------------  -----------------  -----------------
   End of year....................  $       7,428,257  $      6,636,957  $       1,325,026  $       1,390,790
                                    =================  ================  =================  =================


                                            FIDELITY VIP OVERSEAS               FIDELITY VIP REAL ESTATE
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                           2014               2013               2014               2013
                                    -----------------  -----------------  -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           3,119  $           3,182  $           8,729   $          8,360
   Net realized gains (losses)....             10,106              5,993             85,235             69,716
   Change in unrealized gains
      (losses) on investments.....           (60,873)            105,498            124,255           (71,481)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           (47,648)            114,673            218,219              6,595
                                    -----------------  -----------------  -----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            183,720            180,071            221,913            226,913
   Net transfers (including
      fixed account)..............              1,966              3,890            (8,951)           (85,069)
   Policy charges.................          (133,646)          (131,506)          (183,166)          (179,913)
   Transfers for policy benefits
      and terminations............           (52,525)           (16,055)          (109,169)           (40,595)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..              (485)             36,400           (79,373)           (78,664)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets.............           (48,133)            151,073            138,846           (72,069)
NET ASSETS:
   Beginning of year..............            529,602            378,529            784,794            856,863
                                    -----------------  -----------------  -----------------   ----------------
   End of year....................  $         481,469  $         529,602  $         923,640   $        784,794
                                    =================  =================  =================   ================


                                            FIDELITY VIP VALUE
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,240   $          1,072
   Net realized gains (losses)....            20,432             31,557
   Change in unrealized gains
      (losses) on investments.....            10,462             34,081
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            33,134             66,710
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           104,251            101,376
   Net transfers (including
      fixed account)..............            13,064              6,668
   Policy charges.................          (78,239)           (75,403)
   Transfers for policy benefits
      and terminations............          (10,229)           (13,492)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            28,847             19,149
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets.............            61,981             85,859
NET ASSETS:
   Beginning of year..............           291,055            205,196
                                    ----------------   ----------------
   End of year....................  $        353,036   $        291,055
                                    ================   ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                     INVESCO V.I. DIVERSIFIED DIVIDEND    INVESCO V.I. EQUITY AND INCOME
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         24,198  $         18,423  $          2,629  $          1,278
   Net realized gains (losses)....            85,245            94,444            14,146             7,636
   Change in unrealized gains
      (losses) on investments.....            71,847           232,280           (3,190)            15,416
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           181,290           345,147            13,585            24,330
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           349,890           359,599            38,782            21,841
   Net transfers (including
      fixed account)..............           (5,642)             1,549                --           109,492
   Policy charges.................         (356,718)         (359,405)          (41,620)          (34,607)
   Transfers for policy benefits
      and terminations............          (28,550)          (80,665)          (13,541)          (46,895)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (41,020)          (78,922)          (16,379)            49,831
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............           140,270           266,225           (2,794)            74,161
NET ASSETS:
   Beginning of year..............         1,453,471         1,187,246           160,193            86,032
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      1,593,741  $      1,453,471  $        157,399  $        160,193
                                    ================  ================  ================  ================

                                      INVESCO V.I. GLOBAL CORE EQUITY          INVESCO V.I. HIGH YIELD
                                                 DIVISION                             DIVISION
                                    ----------------------------------  ------------------------------------
                                          2014              2013              2014              2013 (a)
                                    ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          8,313  $          4,389  $           3,686  $           3,318
   Net realized gains (losses)....            24,543            21,694               (59)              (475)
   Change in unrealized gains
      (losses) on investments.....          (28,968)            70,086            (2,330)            (1,452)
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             3,888            96,169              1,297              1,391
                                    ----------------  ----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           194,870           225,011             39,369             23,421
   Net transfers (including
      fixed account)..............                --          (62,843)              1,867             72,546
   Policy charges.................         (187,374)         (203,538)           (37,419)           (21,320)
   Transfers for policy benefits
      and terminations............          (54,424)         (115,010)                 --              (147)
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (46,928)         (156,380)              3,817             74,500
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          (43,040)          (60,211)              5,114             75,891
NET ASSETS:
   Beginning of year..............           475,504           535,715             75,891                 --
                                    ----------------  ----------------  -----------------  -----------------
   End of year....................  $        432,464  $        475,504  $          81,005  $          75,891
                                    ================  ================  =================  =================

                                             MFS VIT CORE EQUITY                  MFS VIT GLOBAL EQUITY
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                          2014               2013               2014               2013
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $              28  $             165  $         (2,491)  $          12,394
   Net realized gains (losses)....              5,832              6,087            487,042            260,361
   Change in unrealized gains
      (losses) on investments.....                894             10,925          (184,695)          1,756,114
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              6,754             17,177            299,856          2,028,869
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........             30,973             28,643          2,432,623          2,242,298
   Net transfers (including
      fixed account)..............                 --                 --          (257,306)            205,322
   Policy charges.................           (29,459)           (27,368)        (1,663,948)        (1,512,304)
   Transfers for policy benefits
      and terminations............              (233)            (5,025)          (658,842)          (724,319)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..              1,281            (3,750)          (147,473)            210,997
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............              8,035             13,427            152,383          2,239,866
NET ASSETS:
   Beginning of year..............             65,672             52,245          9,711,600          7,471,734
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $          73,707  $          65,672  $       9,863,983  $       9,711,600
                                    =================  =================  =================  =================

                                               MFS VIT GROWTH
                                                  DIVISION
                                    ------------------------------------
                                          2014               2013
                                    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (93,339)  $        (64,076)
   Net realized gains (losses)....          1,770,690            724,757
   Change in unrealized gains
      (losses) on investments.....          (531,495)          3,166,380
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          1,145,856          3,827,061
                                    -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........          2,667,696          2,610,101
   Net transfers (including
      fixed account)..............           (39,760)              8,915
   Policy charges.................        (2,032,700)        (1,938,528)
   Transfers for policy benefits
      and terminations............        (1,142,355)        (1,098,136)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (547,119)          (417,648)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets.............            598,737          3,409,413
NET ASSETS:
   Beginning of year..............         14,403,234         10,993,821
                                    -----------------  -----------------
   End of year....................  $      15,001,971  $      14,403,234
                                    =================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                     MFS VIT INVESTORS GROWTH STOCK        MFS VIT INVESTORS TRUST
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                          2014            2013             2014              2013
                                    ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (442)  $         (233)  $           178  $            253
   Net realized gains (losses)....           18,821           11,279           11,589             3,322
   Change in unrealized gains
     (losses) on investments......            1,973           34,158          (3,544)            16,527
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           20,352           45,204            8,223            20,102
                                    ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           20,114           19,057           24,863            23,670
   Net transfers (including
     fixed account)...............               --               27               --                --
   Policy charges.................         (25,874)         (23,756)         (25,587)          (23,122)
   Transfers for policy benefits
     and terminations.............             (16)               --          (1,874)           (1,221)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (5,776)          (4,672)          (2,598)             (673)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............           14,576           40,532            5,625            19,429
NET ASSETS:
   Beginning of year..............          198,016          157,484           85,216            65,787
                                    ---------------  ---------------  ---------------  ----------------
   End of year....................  $       212,592  $       198,016  $        90,841  $         85,216
                                    ===============  ===============  ===============  ================

                                         MFS VIT MID CAP GROWTH                MFS VIT NEW DISCOVERY
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (584)  $          (449)  $        (1,447)  $        (1,416)
   Net realized gains (losses)....            12,142             2,849            46,669            10,103
   Change in unrealized gains
     (losses) on investments......           (5,100)            16,173          (62,023)            54,001
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             6,458            18,573          (16,801)            62,688
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            25,388            23,774            40,002            38,379
   Net transfers (including
     fixed account)...............                --             1,025           (2,922)               (1)
   Policy charges.................          (18,504)          (16,810)          (41,880)          (40,515)
   Transfers for policy benefits
     and terminations.............             (444)             (742)             (332)           (6,771)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             6,440             7,247           (5,132)           (8,908)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            12,898            25,820          (21,933)            53,780
NET ASSETS:
   Beginning of year..............            73,024            47,204           211,883           158,103
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         85,922  $         73,024  $        189,950  $        211,883
                                    ================  ================  ================  ================

                                           MFS VIT RESEARCH BOND                MFS VIT RESEARCH
                                                 DIVISION                           DIVISION
                                    ---------------------------------  ----------------------------------
                                          2014             2013              2014              2013
                                    ---------------   ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           619   $           134  $             93  $          (335)
   Net realized gains (losses)....              591               771            15,238             9,262
   Change in unrealized gains
     (losses) on investments......              236           (1,475)           (6,889)            12,658
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            1,446             (570)             8,442            21,585
                                    ---------------   ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            9,426             8,689            52,388            57,082
   Net transfers (including
     fixed account)...............               --             (628)                --                --
   Policy charges.................         (11,677)          (10,396)          (50,418)          (54,949)
   Transfers for policy benefits
     and terminations.............            (376)              (62)           (4,598)             (515)
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (2,627)           (2,397)           (2,628)             1,618
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          (1,181)           (2,967)             5,814            23,203
NET ASSETS:
   Beginning of year..............           29,469            32,436            94,226            71,023
                                    ---------------   ---------------  ----------------  ----------------
   End of year....................  $        28,288   $        29,469  $        100,040  $         94,226
                                    ===============   ===============  ================  ================

                                          MFS VIT TOTAL RETURN
                                                DIVISION
                                    ---------------------------------
                                          2014             2013
                                    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,353   $         3,571
   Net realized gains (losses)....           21,255             6,876
   Change in unrealized gains
     (losses) on investments......            2,402            47,152
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           28,010            57,599
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           68,272            60,446
   Net transfers (including
     fixed account)...............               --                --
   Policy charges.................         (76,658)          (68,097)
   Transfers for policy benefits
     and terminations.............            (404)             (688)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (8,790)           (8,339)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............           19,220            49,260
NET ASSETS:
   Beginning of year..............          372,775           323,515
                                    ---------------   ---------------
   End of year....................  $       391,995   $       372,775
                                    ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013





                                            MFS VIT UTILITIES                    MFS VIT VALUE
                                                DIVISION                           DIVISION
                                    ---------------------------------  ----------------------------------
                                         2014             2013               2014              2013
                                    ---------------  ---------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,432  $         1,575   $          1,886  $            967
   Net realized gains (losses)....            6,606            3,403             19,152             8,130
   Change in unrealized gains
     (losses) on investments......            3,471           12,376              1,127            56,598
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           11,509           17,354             22,165            65,695
                                    ---------------  ---------------   ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           13,469           11,522             20,871            20,858
   Net transfers (including
     fixed account)...............               17              627                 --               (1)
   Policy charges.................         (11,812)         (10,723)           (26,631)          (23,897)
   Transfers for policy benefits
     and terminations.............          (6,307)          (5,157)           (11,220)           (5,010)
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (4,633)          (3,731)           (16,980)           (8,050)
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............            6,876           13,623              5,185            57,645
NET ASSETS:
   Beginning of year..............          102,356           88,733            249,003           191,358
                                    ---------------  ---------------   ----------------  ----------------
   End of year....................  $       109,232  $       102,356   $        254,188  $        249,003
                                    ===============  ===============   ================  ================




                                           MFS VIT II HIGH YIELD              MFS VIT II MONEY MARKET
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ---------------------------------
                                          2014            2013 (b)            2014              2013
                                    ----------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            163  $             80  $         (428)   $         (432)
   Net realized gains (losses)....                51                 6               --                --
   Change in unrealized gains
     (losses) on investments......             (149)                49               --                --
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                65               135            (428)             (432)
                                    ----------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             7,862             2,331          122,539           115,879
   Net transfers (including
     fixed account)...............                --             2,639          (2,318)           (1,150)
   Policy charges.................           (7,240)           (2,166)        (119,459)         (116,085)
   Transfers for policy benefits
     and terminations.............             (347)               (6)            (387)               (2)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               275             2,798              375           (1,358)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............               340             2,933             (53)           (1,790)
NET ASSETS:
   Beginning of year..............             2,933                --           58,450            60,240
                                    ----------------  ----------------  ---------------   ---------------
   End of year....................  $          3,273  $          2,933  $        58,397   $        58,450
                                    ================  ================  ===============   ===============

                                                                              MIST
                                                                           CLEARBRIDGE
                                                                           AGGRESSIVE
                                        MFS VIT II STRATEGIC INCOME          GROWTH         MIST LORD ABBETT BOND DEBENTURE
                                                 DIVISION                   DIVISION                   DIVISION
                                    ----------------------------------  ----------------  ----------------------------------
                                          2014            2013 (b)          2014 (c)            2014              2013
                                    ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             25  $             24  $             --  $         49,234  $         38,727
   Net realized gains (losses)....                17               (7)            10,136            26,166            24,545
   Change in unrealized gains
     (losses) on investments......              (20)                 3           181,582          (33,775)          (10,342)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                22                20           191,718            41,625            52,930
                                    ----------------  ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             4,066             1,241           659,495           775,022           660,664
   Net transfers (including
     fixed account)...............                --               807         1,448,656             2,216          (20,543)
   Policy charges.................           (3,939)           (1,167)         (488,169)         (534,442)         (440,688)
   Transfers for policy benefits
     and terminations.............               (2)                --          (35,543)          (79,814)         (286,134)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               125               881         1,584,439           162,982          (86,701)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............               147               901         1,776,157           204,607          (33,771)
NET ASSETS:
   Beginning of year..............               901                --                --           799,667           833,438
                                    ----------------  ----------------  ----------------  ----------------  ----------------
   End of year....................  $          1,048  $            901  $      1,776,157  $      1,004,274  $        799,667
                                    ================  ================  ================  ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                            MIST MFS EMERGING                  MIST OPPENHEIMER
                                             MARKETS EQUITY                      GLOBAL EQUITY
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2014              2013             2014           2013 (a)
                                    ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         9,469  $         13,652  $        10,484  $       (5,479)
   Net realized gains (losses)....           23,240            54,158           48,717            7,835
   Change in unrealized gains
     (losses) on investments......        (240,670)         (208,168)         (35,290)          134,336
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        (207,961)         (140,358)           23,911          136,692
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,153,733         1,175,291          945,358          498,245
   Net transfers (including
     fixed account)...............        (131,874)           136,578           13,083          799,848
   Policy charges.................        (703,197)         (663,877)        (645,722)        (341,146)
   Transfers for policy benefits
     and terminations.............        (309,992)         (406,189)         (25,950)         (58,254)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            8,670           241,803          286,769          898,693
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        (199,291)           101,445          310,680        1,035,385
NET ASSETS:
   Beginning of year..............        3,083,870         2,982,425        1,035,385               --
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $     2,884,579  $      3,083,870  $     1,346,065  $     1,035,385
                                    ===============  ================  ===============  ===============


                                       MIST WMC LARGE CAP RESEARCH      MORGAN STANLEY EUROPEAN EQUITY
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013             2014             2013
                                    ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          7,776  $         3,567  $        11,957   $         9,368
   Net realized gains (losses)....            27,875           23,437           10,379             3,537
   Change in unrealized gains
     (losses) on investments......            95,519          162,571         (69,690)            95,241
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           131,170          189,575         (47,354)           108,146
                                    ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           867,698          637,213           96,293           104,877
   Net transfers (including
     fixed account)...............            21,130          (3,035)            6,369            25,270
   Policy charges.................         (602,513)        (411,523)        (105,207)         (101,998)
   Transfers for policy benefits
     and terminations.............          (47,651)         (53,111)               --          (40,043)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           238,664          169,544          (2,545)          (11,894)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           369,834          359,119         (49,899)            96,252
NET ASSETS:
   Beginning of year..............           850,339          491,220          521,993           425,741
                                    ----------------  ---------------  ---------------   ---------------
   End of year....................  $      1,220,173  $       850,339  $       472,094   $       521,993
                                    ================  ===============  ===============   ===============


                                        MORGAN STANLEY INCOME PLUS         MORGAN STANLEY MONEY MARKET
                                                 DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014             2013              2014             2013
                                    ---------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         5,905   $         5,974  $          (380)  $       (3,250)
   Net realized gains (losses)....            1,338             2,703                --               --
   Change in unrealized gains
     (losses) on investments......            3,179           (8,725)                --               --
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           10,422              (48)             (380)          (3,250)
                                    ---------------   ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           26,457            24,388           523,108          550,393
   Net transfers (including
     fixed account)...............          (4,992)             1,336            15,000         (17,623)
   Policy charges.................         (30,764)          (30,712)         (521,472)        (552,584)
   Transfers for policy benefits
     and terminations.............               --           (7,583)          (21,726)         (33,077)
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (9,299)          (12,571)           (5,090)         (52,891)
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............            1,123          (12,619)           (5,470)         (56,141)
NET ASSETS:
   Beginning of year..............          136,989           149,608           338,978          395,119
                                    ---------------   ---------------  ----------------  ---------------
   End of year....................  $       138,112   $       136,989  $        333,508  $       338,978
                                    ===============   ===============  ================  ===============

                                              MORGAN STANLEY
                                             MULTI CAP GROWTH
                                                 DIVISION
                                    ---------------------------------
                                          2014             2013
                                    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (1,777)  $       (5,608)
   Net realized gains (losses)....           289,362          118,964
   Change in unrealized gains
     (losses) on investments......         (212,717)          360,560
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            74,868          473,916
                                    ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           370,628          379,291
   Net transfers (including
     fixed account)...............             4,621          (9,901)
   Policy charges.................         (390,683)        (382,913)
   Transfers for policy benefits
     and terminations.............          (93,696)         (61,205)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (109,130)         (74,728)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets.............          (34,262)          399,188
NET ASSETS:
   Beginning of year..............         1,402,206        1,003,018
                                    ----------------  ---------------
   End of year....................  $      1,367,944  $     1,402,206
                                    ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                              MSF BARCLAYS                       MSF BLACKROCK
                                          AGGREGATE BOND INDEX               CAPITAL APPRECIATION
                                                DIVISION                           DIVISION
                                    --------------------------------  ----------------------------------
                                          2014            2013              2014              2013
                                    ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        27,149  $        20,076  $          (620)  $            511
   Net realized gains (losses)....          (2,646)            2,231            73,577            34,311
   Change in unrealized gains
     (losses) on investments......           29,759         (46,807)            89,012           356,100
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           54,262         (24,500)           161,969           390,922
                                    ---------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........          799,069          749,899         1,267,853           903,771
   Net transfers (including
     fixed account)...............            (519)         (74,961)            28,334          (35,235)
   Policy charges.................        (579,909)        (504,200)         (923,351)         (644,122)
   Transfers for policy benefits
     and terminations.............        (102,951)        (126,138)         (136,169)          (77,212)
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          115,690           44,600           236,667           147,202
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          169,952           20,100           398,636           538,124
NET ASSETS:
   Beginning of year..............          897,208          877,108         1,655,815         1,117,691
                                    ---------------  ---------------  ----------------  ----------------
   End of year....................  $     1,067,160  $       897,208  $      2,054,451  $      1,655,815
                                    ===============  ===============  ================  ================


                                      MSF BLACKROCK LARGE CAP VALUE        MSF BLACKROCK MONEY MARKET
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013             2014              2013
                                    ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         15,037  $         4,937  $        (3,532)  $      (22,853)
   Net realized gains (losses)....           298,807           74,153                --               --
   Change in unrealized gains
     (losses) on investments......         (188,498)          173,483                --               --
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           125,346          252,573           (3,532)         (22,853)
                                    ----------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,077,098          825,796        24,639,954       22,034,789
   Net transfers (including
     fixed account)...............          (22,490)           33,916          (28,558)         (35,973)
   Policy charges.................         (736,945)        (551,863)      (23,809,882)     (21,034,334)
   Transfers for policy benefits
     and terminations.............          (74,071)        (187,587)         (185,373)        (484,490)
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           243,592          120,262           616,141          479,992
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           368,938          372,835           612,609          457,139
NET ASSETS:
   Beginning of year..............         1,176,615          803,780         3,442,724        2,985,585
                                    ----------------  ---------------  ----------------  ---------------
   End of year....................  $      1,545,553  $     1,176,615  $      4,055,333  $     3,442,724
                                    ================  ===============  ================  ===============


                                     MSF METLIFE MID CAP STOCK INDEX         MSF METLIFE STOCK INDEX
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                         2014              2013              2014             2013
                                    ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,024  $          3,613  $        20,681   $         7,382
   Net realized gains (losses)....          145,361            71,217           92,726            39,534
   Change in unrealized gains
     (losses) on investments......           27,991           310,970           61,836           186,220
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          192,376           385,800          175,243           233,136
                                    ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,571,908         1,154,318        1,035,040           883,324
   Net transfers (including
     fixed account)...............            7,280           131,059          162,998           (2,400)
   Policy charges.................      (1,092,905)         (745,904)        (741,728)         (567,399)
   Transfers for policy benefits
     and terminations.............        (116,422)         (105,300)        (150,876)          (41,232)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          369,861           434,173          305,434           272,293
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............          562,237           819,973          480,677           505,429
NET ASSETS:
   Beginning of year..............        1,850,909         1,030,936        1,155,161           649,732
                                    ---------------  ----------------  ---------------   ---------------
   End of year....................  $     2,413,146  $      1,850,909  $     1,635,838   $     1,155,161
                                    ===============  ================  ===============   ===============


                                           MSF MFS TOTAL RETURN
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         31,357  $         15,362
   Net realized gains (losses)....            17,496            11,370
   Change in unrealized gains
     (losses) on investments......            67,579           142,580
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           116,432           169,312
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           581,536           730,001
   Net transfers (including
     fixed account)...............           (5,999)           (5,414)
   Policy charges.................         (418,098)         (328,576)
   Transfers for policy benefits
     and terminations.............          (30,446)          (45,015)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           126,993           350,996
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           243,425           520,308
NET ASSETS:
   Beginning of year..............         1,288,425           768,117
                                    ----------------  ----------------
   End of year....................  $      1,531,850  $      1,288,425
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                              MSF MFS VALUE                    MSF MSCI EAFE INDEX
                                                DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         10,963  $          3,893  $         18,776  $         13,433
   Net realized gains (losses)....            54,714            25,074            15,521            10,625
   Change in unrealized gains
     (losses) on investments......            14,574           107,997          (86,673)            94,543
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            80,251           136,964          (52,376)           118,601
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           591,358           363,460           549,681           403,483
   Net transfers (including
     fixed account)...............            30,681            56,401           (4,994)          (33,362)
   Policy charges.................         (356,166)         (220,179)         (370,305)         (272,602)
   Transfers for policy benefits
     and terminations.............          (76,185)          (28,007)         (108,739)          (21,231)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           189,688           171,675            65,643            76,288
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............           269,939           308,639            13,267           194,889
NET ASSETS:
   Beginning of year..............           646,851           338,212           723,370           528,481
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        916,790  $        646,851  $        736,637  $        723,370
                                    ================  ================  ================  ================

                                         MSF RUSSELL 2000 INDEX            PUTNAM VT DIVERSIFIED INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         93,623  $        152,657  $         13,654  $          4,666
   Net realized gains (losses)....         1,364,941           632,231             (344)             (312)
   Change in unrealized gains
     (losses) on investments......         (486,967)         5,496,266          (13,458)             8,107
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           971,597         6,281,154             (148)            12,461
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         5,728,216         5,314,886             8,239             7,535
   Net transfers (including
     fixed account)...............         (756,103)           495,523             1,352                --
   Policy charges.................       (4,098,936)       (3,717,218)           (6,077)           (6,457)
   Transfers for policy benefits
     and terminations.............       (1,411,222)       (1,687,672)           (2,208)           (4,718)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (538,045)           405,519             1,306           (3,640)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............           433,552         6,686,673             1,158             8,821
NET ASSETS:
   Beginning of year..............        23,271,460        16,584,787           182,098           173,277
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     23,705,012  $     23,271,460  $        183,256  $        182,098
                                    ================  ================  ================  ================

                                          PUTNAM VT EQUITY INCOME      PUTNAM VT GLOBAL ASSET ALLOCATION
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013            2014              2013
                                    ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         75,950  $        75,134  $         6,860   $         4,768
   Net realized gains (losses)....           344,264          286,233           31,032             5,556
   Change in unrealized gains
     (losses) on investments......           369,367        1,176,401          (5,772)            52,010
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           789,581        1,537,768           32,120            62,334
                                    ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,463,507        1,472,840           26,304            27,896
   Net transfers (including
     fixed account)...............           155,459          177,243              847               928
   Policy charges.................       (1,062,341)      (1,004,743)         (29,121)          (31,890)
   Transfers for policy benefits
     and terminations.............         (425,414)        (491,141)         (45,867)           (3,301)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           131,211          154,199         (47,837)           (6,367)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           920,792        1,691,967         (15,717)            55,967
NET ASSETS:
   Beginning of year..............         6,439,791        4,747,824          390,989           335,022
                                    ----------------  ---------------  ---------------   ---------------
   End of year....................  $      7,360,583  $     6,439,791  $       375,272   $       390,989
                                    ================  ===============  ===============   ===============

                                          PUTNAM VT GLOBAL EQUITY
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (459)  $          2,503
   Net realized gains (losses)....             8,175             5,509
   Change in unrealized gains
     (losses) on investments......           (4,501)            65,932
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             3,215            73,944
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            41,821            38,301
   Net transfers (including
     fixed account)...............             (219)             (289)
   Policy charges.................          (37,024)          (33,673)
   Transfers for policy benefits
     and terminations.............             (565)             (559)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             4,013             3,780
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............             7,228            77,724
NET ASSETS:
   Beginning of year..............           313,818           236,094
                                    ----------------  ----------------
   End of year....................  $        321,046  $        313,818
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                       PUTNAM VT GLOBAL UTILITIES           PUTNAM VT GROWTH AND INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            391  $            286  $          2,342  $          3,018
   Net realized gains (losses)....             1,286               331            13,785            12,372
   Change in unrealized gains
     (losses) on investments......               627             1,237            12,948            61,936
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             2,304             1,854            29,075            77,326
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             5,194             5,238            73,183            70,936
   Net transfers (including
     fixed account)...............                --                --               697             1,931
   Policy charges.................           (4,437)           (4,805)          (64,339)          (60,474)
   Transfers for policy benefits
     and terminations.............             (119)             (569)           (2,338)          (38,149)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               638             (136)             7,203          (25,756)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             2,942             1,718            36,278            51,570
NET ASSETS:
   Beginning of year..............            16,244            14,526           287,025           235,455
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         19,186  $         16,244  $        323,303  $        287,025
                                    ================  ================  ================  ================

                                           PUTNAM VT HIGH YIELD                  PUTNAM VT INCOME
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        450,135  $        533,350  $        531,849  $        336,119
   Net realized gains (losses)....            43,187            68,276            30,107            34,014
   Change in unrealized gains
     (losses) on investments......         (400,789)          (20,989)          (11,569)         (235,121)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            92,533           580,637           550,387           135,012
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,227,259         2,282,831         1,961,470         2,177,757
   Net transfers (including
     fixed account)...............          (60,866)         (702,622)         (311,970)         (607,591)
   Policy charges.................       (1,543,294)       (1,499,141)       (1,477,467)       (1,469,734)
   Transfers for policy benefits
     and terminations.............         (636,046)         (831,274)         (614,059)       (1,040,010)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (12,947)         (750,206)         (442,026)         (939,578)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            79,586         (169,569)           108,361         (804,566)
NET ASSETS:
   Beginning of year..............         8,165,022         8,334,591         9,553,964        10,358,530
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      8,244,608  $      8,165,022  $      9,662,325  $      9,553,964
                                    ================  ================  ================  ================

                                      PUTNAM VT INTERNATIONAL EQUITY      PUTNAM VT INTERNATIONAL GROWTH
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014               2013             2014              2013
                                    ----------------   ---------------  ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,301   $         2,127  $         (423)   $            634
   Net realized gains (losses)....             7,813               493            3,833              3,569
   Change in unrealized gains
     (losses) on investments......          (28,893)            58,725         (10,036)             14,253
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (19,779)            61,345          (6,626)             18,456
                                    ----------------   ---------------  ---------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            49,175            50,114           17,596             17,649
   Net transfers (including
     fixed account)...............               377             2,206              364             17,369
   Policy charges.................          (41,919)          (40,364)         (17,381)           (17,494)
   Transfers for policy benefits
     and terminations.............          (32,907)           (4,099)          (8,168)           (12,973)
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (25,274)             7,857          (7,589)              4,551
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets.............          (45,053)            69,202         (14,215)             23,007
NET ASSETS:
   Beginning of year..............           291,732           222,530          103,607             80,600
                                    ----------------   ---------------  ---------------   ----------------
   End of year....................  $        246,679   $       291,732  $        89,392   $        103,607
                                    ================   ===============  ===============   ================

                                       PUTNAM VT INTERNATIONAL VALUE
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            511  $          1,208
   Net realized gains (losses)....               233             (235)
   Change in unrealized gains
     (losses) on investments......           (7,713)            11,351
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           (6,969)            12,324
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             7,181             6,987
   Net transfers (including
     fixed account)...............               444             1,054
   Policy charges.................           (5,780)           (6,602)
   Transfers for policy benefits
     and terminations.............             (990)           (2,028)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               855             (589)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           (6,114)            11,735
NET ASSETS:
   Beginning of year..............            69,245            57,510
                                    ----------------  ----------------
   End of year....................  $         63,131  $         69,245
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013



                                           PUTNAM VT INVESTORS               PUTNAM VT MONEY MARKET
                                                DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            195  $            192  $        (1,096)  $        (1,209)
   Net realized gains (losses)....               974               741                --                --
   Change in unrealized gains
     (losses) on investments......             2,485             5,490                --                --
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             3,654             6,423           (1,096)           (1,209)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             4,504             4,639           220,751           203,856
   Net transfers (including
     fixed account)...............               183             2,271             7,154            15,787
   Policy charges.................           (3,640)           (3,628)         (220,464)         (212,565)
   Transfers for policy benefits
     and terminations.............             (138)                --                --          (21,975)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               909             3,282             7,441          (14,897)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             4,563             9,705             6,345          (16,106)
NET ASSETS:
   Beginning of year..............            27,790            18,085           156,826           172,932
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         32,353  $         27,790  $        163,171  $        156,826
                                    ================  ================  ================  ================


                                       PUTNAM VT MULTI-CAP GROWTH               PUTNAM VT VOYAGER
                                                DIVISION                            DIVISION
                                    ---------------------------------  ----------------------------------
                                          2014             2013              2014              2013
                                    ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (23,782)  $        (2,744)  $         17,815  $         18,306
   Net realized gains (losses)....          485,180           321,424           649,289           267,897
   Change in unrealized gains
     (losses) on investments......          759,766         2,159,221            96,340         2,289,547
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,221,164         2,477,901           763,444         2,575,750
                                    ---------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,885,930         1,806,997         1,636,490         1,555,784
   Net transfers (including
     fixed account)...............          172,220           200,414            55,058            24,819
   Policy charges.................      (1,415,960)       (1,305,184)       (1,248,544)       (1,144,549)
   Transfers for policy benefits
     and terminations.............        (702,648)         (649,481)         (766,838)         (531,415)
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (60,458)            52,746         (323,834)          (95,361)
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............        1,160,706         2,530,647           439,610         2,480,389
NET ASSETS:
   Beginning of year..............        9,541,216         7,010,569         8,533,494         6,053,105
                                    ---------------  ----------------  ----------------  ----------------
   End of year....................  $    10,701,922  $      9,541,216  $      8,973,104  $      8,533,494
                                    ===============  ================  ================  ================


                                      T. ROWE PRICE ES EQUITY INCOME    T. ROWE PRICE ES MID-CAP GROWTH
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013            2014              2013
                                    ---------------   ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           625   $           476  $       (1,882)  $        (1,589)
   Net realized gains (losses)....            4,834             3,391           34,746            22,123
   Change in unrealized gains
     (losses) on investments......          (1,467)            11,517          (3,404)            43,263
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            3,992            15,384           29,460            63,797
                                    ---------------   ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           10,854            15,107           36,649            23,022
   Net transfers (including
     fixed account)...............               --                 2          (4,395)           (1,034)
   Policy charges.................         (20,540)          (18,873)         (28,562)          (21,730)
   Transfers for policy benefits
     and terminations.............            (363)                --          (3,623)           (7,490)
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (10,049)           (3,764)               69           (7,232)
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............          (6,057)            11,620           29,529            56,565
NET ASSETS:
   Beginning of year..............           66,879            55,259          240,288           183,723
                                    ---------------   ---------------  ---------------  ----------------
   End of year....................  $        60,822   $        66,879  $       269,817  $        240,288
                                    ===============   ===============  ===============  ================

                                             T. ROWE PRICE ES
                                            NEW AMERICA GROWTH
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (81,043)  $       (67,966)
   Net realized gains (losses)....         1,914,261         1,896,513
   Change in unrealized gains
     (losses) on investments......         (938,568)         1,060,520
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           894,650         2,889,067
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,756,204         2,625,682
   Net transfers (including
     fixed account)...............            73,838         (101,621)
   Policy charges.................       (2,067,116)       (1,915,158)
   Transfers for policy benefits
     and terminations.............         (886,528)         (726,475)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (123,602)         (117,572)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           771,048         2,771,495
NET ASSETS:
   Beginning of year..............        10,659,381         7,887,886
                                    ----------------  ----------------
   End of year....................  $     11,430,429  $     10,659,381
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                             T. ROWE PRICE ES                      T. ROWE PRICE FIS
                                        PERSONAL STRATEGY BALANCED                 LIMITED-TERM BOND
                                                 DIVISION                              DIVISION
                                    -----------------------------------  ------------------------------------
                                          2014               2013               2014               2013
                                    ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        224,849  $         178,345  $          38,546  $          63,289
   Net realized gains (losses)....         2,207,873          2,069,325           (14,502)           (16,449)
   Change in unrealized gains
      (losses) on investments.....       (1,352,964)          1,448,203           (33,242)           (96,541)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,079,758          3,695,873            (9,198)           (49,701)
                                    ----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         5,082,558          5,321,336          2,878,977          2,956,947
   Net transfers (including
      fixed account)..............         (389,740)            103,377           (40,205)          (514,602)
   Policy charges.................       (3,920,135)        (3,866,766)        (2,231,220)        (2,206,242)
   Transfers for policy benefits
      and terminations............       (1,743,064)        (2,151,528)          (444,607)          (938,310)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..         (970,381)          (593,581)            162,945          (702,207)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............           109,377          3,102,292            153,747          (751,908)
NET ASSETS:
   Beginning of year..............        25,098,776         21,996,484          7,687,971          8,439,879
                                    ----------------  -----------------  -----------------  -----------------
   End of year....................  $     25,208,153  $      25,098,776  $       7,841,718  $       7,687,971
                                    ================  =================  =================  =================


                                          UIF GLOBAL INFRASTRUCTURE       UIF GLOBAL TACTICAL ASSET ALLOCATION
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                           2014               2013               2014             2013 (a)
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           4,211  $           3,972  $           1,678  $           (914)
   Net realized gains (losses)....             26,940             20,974             23,617              2,259
   Change in unrealized gains
      (losses) on investments.....            (4,637)              3,515           (20,235)             19,476
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             26,514             28,461              5,060             20,821
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........             42,266             54,420             88,349             53,014
   Net transfers (including
      fixed account)..............              (433)             24,617            (5,000)            233,780
   Policy charges.................           (44,869)           (53,225)           (82,818)           (55,372)
   Transfers for policy benefits
      and terminations............            (7,062)           (27,572)           (13,005)           (20,349)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           (10,098)            (1,760)           (12,474)            211,073
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............             16,416             26,701            (7,414)            231,894
NET ASSETS:
   Beginning of year..............            177,583            150,882            231,894                 --
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $         193,999  $         177,583  $         224,480  $         231,894
                                    =================  =================  =================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT B
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             MFS Variable Insurance Trust II ("MFS VIT II")
   Insurance Funds) ("Invesco V.I.")                       Morgan Stanley Variable Investment Series ("Morgan
American Funds Insurance Series ("American Funds")           Stanley")
Deutsche Variable Series I ("Deutsche I")                  Putnam Variable Trust ("Putnam VT")
Deutsche Variable Series II ("Deutsche II")                T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
Fidelity Variable Insurance Products ("Fidelity VIP")      T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
Met Investors Series Trust ("MIST")*                         Price FIS")
Metropolitan Series Fund ("MSF")*                          The Universal Institutional Funds, Inc. ("UIF")
MFS Variable Insurance Trust ("MFS VIT")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions had net assets as of December 31, 2014:

American Funds New World Division                         Fidelity VIP Freedom 2020 Division
American Funds U.S. Government/AAA-Rated                  Fidelity VIP Freedom 2030 Division
   Securities Division                                    Fidelity VIP Freedom 2040 Division
Deutsche I Bond Division                                  Fidelity VIP Freedom 2050 Division
Deutsche I Capital Growth Division                        Fidelity VIP Growth Division
Deutsche I Core Equity Division                           Fidelity VIP High Income Division
Deutsche I Global Small Cap Division                      Fidelity VIP Index 500 Division
Deutsche I International Division                         Fidelity VIP Investment Grade Bond Division
Deutsche II Global Income Builder Division                Fidelity VIP Mid Cap Division
Deutsche II Money Market Division                         Fidelity VIP Money Market Division
Deutsche II Small Mid Cap Growth Division                 Fidelity VIP Overseas Division
Fidelity VIP Asset Manager Division                       Fidelity VIP Real Estate Division
Fidelity VIP Asset Manager: Growth Division               Fidelity VIP Value Division
Fidelity VIP Contrafund Division                          Invesco V.I. Diversified Dividend Division
Fidelity VIP Equity-Income Division                       Invesco V.I. Equity and Income Division
Fidelity VIP Freedom 2010 Division                        Invesco V.I. Global Core Equity Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF DIVISIONS -- (CONCLUDED)


Invesco V.I. High Yield Division                           MSF MetLife Mid Cap Stock Index Division
MFS VIT Core Equity Division                               MSF MetLife Stock Index Division
MFS VIT Global Equity Division                             MSF MFS Total Return Division
MFS VIT Growth Division                                    MSF MFS Value Division
MFS VIT Investors Growth Stock Division                    MSF MSCI EAFE Index Division
MFS VIT Investors Trust Division                           MSF Russell 2000 Index Division
MFS VIT Mid Cap Growth Division                            Putnam VT Diversified Income Division
MFS VIT New Discovery Division                             Putnam VT Equity Income Division
MFS VIT Research Bond Division                             Putnam VT Global Asset Allocation Division
MFS VIT Research Division                                  Putnam VT Global Equity Division
MFS VIT Total Return Division                              Putnam VT Global Utilities Division
MFS VIT Utilities Division                                 Putnam VT Growth and Income Division
MFS VIT Value Division                                     Putnam VT High Yield Division
MFS VIT II High Yield Division                             Putnam VT Income Division
MFS VIT II Money Market Division                           Putnam VT International Equity Division
MFS VIT II Strategic Income Division                       Putnam VT International Growth Division
MIST ClearBridge Aggressive Growth Division (a)            Putnam VT International Value Division
MIST Lord Abbett Bond Debenture Division                   Putnam VT Investors Division
MIST MFS Emerging Markets Equity Division                  Putnam VT Money Market Division
MIST Oppenheimer Global Equity Division                    Putnam VT Multi-Cap Growth Division
MIST WMC Large Cap Research Division                       Putnam VT Voyager Division
Morgan Stanley European Equity Division                    T. Rowe Price ES Equity Income Division
Morgan Stanley Income Plus Division                        T. Rowe Price ES Mid-Cap Growth Division
Morgan Stanley Money Market Division                       T. Rowe Price ES New America Growth Division
Morgan Stanley Multi Cap Growth Division                   T. Rowe Price ES Personal Strategy Balanced Division
MSF Barclays Aggregate Bond Index Division                 T. Rowe Price FIS Limited-Term Bond Division
MSF BlackRock Capital Appreciation Division                UIF Global Infrastructure Division
MSF BlackRock Large Cap Value Division                     UIF Global Tactical Asset Allocation Division
MSF BlackRock Money Market Division

(a) This Division began operations during the year ended December 31, 2014.

B. The following Divisions had no assets as of December 31, 2014:

American Funds Asset Allocation Division                 American Funds Growth-Income Division
American Funds Bond Division                             American Funds High-Income Division
American Funds Cash Management Division                  American Funds International Division
American Funds Global Growth Division                    Fidelity VIP Balanced Division
American Funds Global Small Capitalization Division      Fidelity VIP Growth & Income Division
American Funds Growth Division                           Fidelity VIP Growth Opportunities Division

3. PORTFOLIO CHANGES


The following Division ceased operations during the year ended December 31, 2014:

MIST ClearBridge Aggressive Growth II Division
Morgan Stanley Global Infrastructure Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2014:

NAME CHANGES:

Former Name                                             New Name

DWS Bond VIP                                            Deutsche Bond VIP
DWS Capital Growth VIP                                  Deutsche Capital Growth VIP
DWS Core Equity VIP                                     Deutsche Core Equity VIP
DWS Global Small Cap Growth VIP                         Deutsche Global Small Cap VIP
DWS International VIP                                   Deutsche International VIP
DWS Global Income Builder VIP                           Deutsche Global Income Builder VIP
DWS Money Market VIP                                    Deutsche Money Market VIP
DWS Small Mid Cap Growth VIP                            Deutsche Small Mid Cap Growth VIP
(MIST) BlackRock Large Cap Core Portfolio               (MIST) WMC Large Cap Research Portfolio

MERGER:

Former Portfolio                                        New Portfolio

(MIST) ClearBridge Aggressive Growth Portfolio II       (MIST) ClearBridge Aggressive Growth Portfolio

TRUST NAME CHANGES:

Former Name                                                New Name

DWS Variable Series I                                      Deutsche Variable Series I
DWS Variable Series II                                     Deutsche Variable Series II

REORGANIZATION:

Former Portfolio                                           New Portfolio

(Morgan Stanley) The Global Infrastructure Portfolio       (UIF) Global Infrastructure Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY VALUATION -- (CONCLUDED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2014:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. An administrative charge of up to $6.50 is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2014                DECEMBER 31, 2014
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  --------------   --------------    --------------   --------------
     American Funds New World Division..........................         109,009        2,487,071        1,039,065           498,588
     American Funds U.S. Government/AAA-Rated Securities
        Division................................................          74,195          928,176          401,124           362,343
     Deutsche I Bond Division...................................          43,086          251,456           71,282            55,724
     Deutsche I Capital Growth Division.........................          42,155          865,208          255,158           189,750
     Deutsche I Core Equity VIP Division........................          64,512          567,096          150,331           131,148
     Deutsche I Global Small Cap Division.......................          42,380          567,676          120,289            84,354
     Deutsche I International Division..........................       1,233,656       11,009,467        1,318,930         1,463,678
     Deutsche II Global Income Builder VIP Division.............          24,794          567,413          180,663           120,840
     Deutsche II Money Market Division..........................      19,799,652       19,799,652       13,394,833        13,410,507
     Deutsche II Small Mid Cap Growth Division..................          13,803          194,786           31,546            97,742
     Fidelity VIP Asset Manager Division........................           2,363           40,227           46,591            40,570
     Fidelity VIP Asset Manager: Growth Division................           8,755          136,020           51,318            40,517
     Fidelity VIP Contrafund Division...........................       1,405,596       36,670,647        4,613,824         6,007,352
     Fidelity VIP Equity-Income Division........................       1,122,505       23,846,416        3,314,212         3,841,086
     Fidelity VIP Freedom 2010 Division.........................         133,088        1,465,464          258,915           535,002
     Fidelity VIP Freedom 2020 Division.........................         418,964        4,824,093        1,797,773         1,238,230
     Fidelity VIP Freedom 2030 Division.........................         482,817        5,441,219        1,746,569         1,197,943
     Fidelity VIP Freedom 2040 Division.........................          97,202        1,623,063          686,756           248,821
     Fidelity VIP Freedom 2050 Division.........................          50,282          797,022          500,295           127,080
     Fidelity VIP Growth Division...............................         444,852       17,087,042        2,759,885         4,055,933
     Fidelity VIP High Income Division..........................         101,359          587,742          264,342            73,628
     Fidelity VIP Index 500 Division............................         279,117       39,184,620        5,388,388         7,453,492
     Fidelity VIP Investment Grade Bond Division................          83,860        1,077,519          342,561           303,335
     Fidelity VIP Mid Cap Division..............................         197,139        6,252,393        1,411,759           877,167
     Fidelity VIP Money Market Division.........................       1,325,009        1,325,009        2,049,047         2,114,799
     Fidelity VIP Overseas Division.............................          25,753          450,209           88,324            85,444
     Fidelity VIP Real Estate Division..........................          46,828          736,397          171,415           190,947
     Fidelity VIP Value Division................................          22,011          281,486           76,649            32,516
     Invesco V.I. Diversified Dividend Division.................          68,669        1,144,505          303,963           320,740
     Invesco V.I. Equity and Income Division....................           8,315          142,455           48,945            55,065
     Invesco V.I. Global Core Equity Division...................          48,378          401,772          174,176           212,780
     Invesco V.I. High Yield Division...........................          14,648           84,787           34,830            27,326
     MFS VIT Core Equity Division...............................           2,834           55,032           24,389            23,073
     MFS VIT Global Equity Division.............................         503,538        7,211,542        1,344,483         1,397,446
     MFS VIT Growth Division....................................         377,424        9,320,698        2,331,780         2,001,507
     MFS VIT Investors Growth Stock Division....................          13,255          147,438           29,715            24,616
     MFS VIT Investors Trust Division...........................           2,987           74,075           28,004            23,769
     MFS VIT Mid Cap Growth Division............................           9,809           70,633           30,037            15,500
     MFS VIT New Discovery Division.............................          11,640          185,438           71,295            38,442
     MFS VIT Research Bond Division.............................           2,096           25,883            4,520             6,526
     MFS VIT Research Division..................................           3,437           84,115           45,106            40,307
     MFS VIT Total Return Division..............................          16,126          324,325           68,947            63,349
     MFS VIT Utilities Division.................................           3,217           92,078           16,944            16,229
     MFS VIT Value Division.....................................          12,498          165,412           26,720            34,325
     MFS VIT II High Yield Division.............................             537            3,379            6,235             5,795
     MFS VIT II Money Market Division...........................          58,401           58,401           65,448            65,500
     MFS VIT II Strategic Income Division.......................             105            1,065            2,188             2,036
     MIST ClearBridge Aggressive Growth Division (a)............         111,218        1,594,573        1,739,638           155,200
     MIST Lord Abbett Bond Debenture Division...................          76,961        1,009,455          431,859           196,239
     MIST MFS Emerging Markets Equity Division..................         299,854        2,990,509          632,904           614,743
     MIST Oppenheimer Global Equity Division....................          66,179        1,247,036          495,586           164,715
     MIST WMC Large Cap Research Division.......................          84,209          921,170          367,971           121,511

(a)  For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2014               DECEMBER 31, 2014
                                                                  ------------------------------     -------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                      SHARES         COST ($)        PURCHASES ($)    FROM SALES ($)
                                                                  -------------    -------------     -------------    --------------
     Morgan Stanley European Equity Division...................          26,391          471,990           112,161           102,746
     Morgan Stanley Income Plus Division.......................          11,645          132,492            29,813            33,206
     Morgan Stanley Money Market Division......................         333,525          333,525           354,167           359,635
     Morgan Stanley Multi Cap Growth Division..................          24,406        1,088,125           495,295           435,454
     MSF Barclays Aggregate Bond Index Division................          95,114        1,064,308           338,919           196,080
     MSF BlackRock Capital Appreciation Division...............          49,877        1,544,211           575,423           339,348
     MSF BlackRock Large Cap Value Division....................         156,276        1,565,950           783,576           229,368
     MSF BlackRock Money Market Division.......................          40,553        4,055,345         5,130,022         4,517,430
     MSF MetLife Mid Cap Stock Index Division..................         127,032        2,011,389           803,067           319,546
     MSF MetLife Stock Index Division..........................          35,390        1,331,062           696,929           339,152
     MSF MFS Total Return Division.............................           8,869        1,267,091           271,408           113,041
     MSF MFS Value Division....................................          49,881          760,281           371,802           138,725
     MSF MSCI EAFE Index Division..............................          58,143          707,216           268,145           183,686
     MSF Russell 2000 Index Division...........................       1,178,783       16,352,236         2,958,595         2,889,410
     Putnam VT Diversified Income Division.....................          26,106          197,475            22,100             7,137
     Putnam VT Equity Income Division..........................         323,438        4,472,426         1,106,570           898,567
     Putnam VT Global Asset Allocation Division................          19,526          290,757            46,891            73,169
     Putnam VT Global Equity Division..........................          20,269          242,056            34,776            31,205
     Putnam VT Global Utilities Division.......................           1,395           17,855             5,203             3,040
     Putnam VT Growth and Income Division......................          12,317          240,998            66,489            56,920
     Putnam VT High Yield Division.............................       1,208,895        8,159,286         1,590,432         1,153,187
     Putnam VT Income Division.................................         804,535        9,486,264         1,714,886         1,624,918
     Putnam VT International Equity Division...................          18,479          233,186            44,034            67,998
     Putnam VT International Growth Division...................           4,753           76,616            11,609            19,618
     Putnam VT International Value Division....................           6,320           65,500             7,058             5,690
     Putnam VT Investors Division..............................           1,863           21,835             4,366             3,259
     Putnam VT Money Market Division...........................         163,189          163,189           167,963           161,616
     Putnam VT Multi-Cap Growth Division.......................         305,177        6,492,634         1,227,906         1,311,519
     Putnam VT Voyager Division................................         161,540        5,719,472         1,250,949         1,394,660
     T. Rowe Price ES Equity Income Division...................           2,026           45,633            10,704            20,122
     T. Rowe Price ES Mid-Cap Growth Division..................           9,679          233,425            57,882            30,767
     T. Rowe Price ES New America Growth Division..............         459,073       10,271,588         2,983,087         1,598,228
     T. Rowe Price ES Personal Strategy Balanced Division......       1,226,108       22,648,347         4,078,714         3,133,979
     T. Rowe Price FIS Limited-Term Bond Division..............       1,606,927        7,984,801         1,326,629         1,125,127
     UIF Global Infrastructure Division........................          20,843          189,082            65,865            45,989
     UIF Global Tactical Asset Allocation Division.............          21,837          225,242            87,125            78,548

(a)  For the period April 28, 2014 to December 31, 2014.

This page is intentionally left blank.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                                                       AMERICAN FUNDS
                                                                      U.S. GOVERNMENT/
                                   AMERICAN FUNDS NEW WORLD         AAA-RATED SECURITIES               DEUTSCHE I BOND
                                           DIVISION                       DIVISION                        DIVISION
                                 -----------------------------  -----------------------------  ------------------------------
                                      2014            2013          2014            2013            2014            2013
                                 --------------  -------------  -------------  --------------  --------------  --------------

Units beginning of year........         118,550        108,660         75,890          74,972          16,277          17,668
Units issued and transferred
   from other funding options..         122,334        139,107        116,421         133,738           5,097           4,221
Units redeemed and transferred
   to other funding options....       (106,369)      (129,217)      (113,950)       (132,820)         (4,479)         (5,612)
                                 --------------  -------------  -------------  --------------  --------------  --------------
Units end of year..............         134,515        118,550         78,361          75,890          16,895          16,277
                                 ==============  =============  =============  ==============  ==============  ==============



                                                                                                       DEUTSCHE I GLOBAL
                                   DEUTSCHE I CAPITAL GROWTH      DEUTSCHE I CORE EQUITY VIP               SMALL CAP
                                           DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  -----------------------------  ------------------------------
                                      2014            2013            2014           2013            2014            2013
                                 --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year........          22,071          26,899          33,046         35,571          26,720          26,113
Units issued and transferred
   from other funding options..           4,251           4,504           7,282          5,838           1,783           2,524
Units redeemed and transferred
   to other funding options....         (4,270)         (9,332)         (6,549)        (8,363)         (3,425)         (1,917)
                                 --------------  --------------  --------------  -------------  --------------  --------------
Units end of year..............          22,052          22,071          33,779         33,046          25,078          26,720
                                 ==============  ==============  ==============  =============  ==============  ==============

                                                                    DEUTSCHE II GLOBAL INCOME
                                    DEUTSCHE I INTERNATIONAL               BUILDER VIP               DEUTSCHE II MONEY MARKET
                                            DIVISION                        DIVISION                         DIVISION
                                 -------------------------------  ------------------------------  ------------------------------
                                      2014             2013            2014            2013            2014            2013
                                 ---------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........          530,615         533,182          19,087          20,694      19,181,079      19,698,327
Units issued and transferred
   from other funding options..          134,772         178,923           3,355           3,945      61,186,893      70,299,879
Units redeemed and transferred
   to other funding options....        (146,640)       (181,490)         (3,889)         (5,552)    (61,059,544)    (70,817,127)
                                 ---------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............          518,747         530,615          18,553          19,087      19,308,428      19,181,079
                                 ===============  ==============  ==============  ==============  ==============  ==============


                                           DEUTSCHE II                                                     FIDELITY VIP
                                      SMALL MID CAP GROWTH         FIDELITY VIP ASSET MANAGER          ASSET MANAGER: GROWTH
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2014            2013             2014            2013            2014            2013
                                 --------------  --------------   --------------  --------------  --------------  --------------

Units beginning of year........          17,773          16,950            2,320           2,101           9,778           9,934
Units issued and transferred
   from other funding options..           1,740           2,275            6,247           6,011           6,672           6,175
Units redeemed and transferred
   to other funding options....         (4,767)         (1,452)          (5,992)         (5,792)         (6,055)         (6,331)
                                 --------------  --------------   --------------  --------------  --------------  --------------
Units end of year..............          14,746          17,773            2,575           2,320          10,395           9,778
                                 ==============  ==============   ==============  ==============  ==============  ==============


                                     FIDELITY VIP CONTRAFUND      FIDELITY VIP EQUITY-INCOME        FIDELITY VIP FREEDOM 2010
                                            DIVISION                       DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  -------------------------------
                                      2014            2013            2014            2013            2014             2013
                                 --------------  --------------  --------------  --------------  ---------------  --------------

Units beginning of year........         757,837         766,901         498,861         523,643          144,604         120,945
Units issued and transferred
   from other funding options..         143,397         194,055         114,344         144,380           36,009          74,929
Units redeemed and transferred
   to other funding options....       (180,270)       (203,119)       (140,701)       (169,162)         (59,341)        (51,270)
                                 --------------  --------------  --------------  --------------  ---------------  --------------
Units end of year..............         720,964         757,837         472,504         498,861          121,272         144,604
                                 ==============  ==============  ==============  ==============  ===============  ==============



                                    FIDELITY VIP FREEDOM 2020       FIDELITY VIP FREEDOM 2030        FIDELITY VIP FREEDOM 2040
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  -------------------------------
                                      2014            2013             2014            2013            2014             2013
                                 --------------  --------------   --------------  --------------  ---------------  --------------

Units beginning of year........         367,824         331,145          437,625         403,844           90,566          55,389
Units issued and transferred
   from other funding options..         308,088         339,670          309,697         411,549           96,375          95,514
Units redeemed and transferred
   to other funding options....       (275,395)       (302,991)        (279,983)       (377,768)         (70,485)        (60,337)
                                 --------------  --------------   --------------  --------------  ---------------  --------------
Units end of year..............         400,517         367,824          467,339         437,625          116,456          90,566
                                 ==============  ==============   ==============  ==============  ===============  ==============


                                    FIDELITY VIP FREEDOM 2050          FIDELITY VIP GROWTH           FIDELITY VIP HIGH INCOME
                                            DIVISION                        DIVISION                         DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2014            2013             2014            2013            2014             2013
                                 --------------  ---------------  --------------  --------------  ---------------  --------------

Units beginning of year........          30,963           24,608         317,884         321,509           13,198          13,631
Units issued and transferred
   from other funding options..          61,615           41,730          85,625         117,143           11,522           7,707
Units redeemed and transferred
   to other funding options....        (38,636)         (35,375)        (98,450)       (120,768)          (6,354)         (8,140)
                                 --------------  ---------------  --------------  --------------  ---------------  --------------
Units end of year..............          53,942           30,963         305,059         317,884           18,366          13,198
                                 ==============  ===============  ==============  ==============  ===============  ==============


                                                                      FIDELITY VIP INVESTMENT
                                     FIDELITY VIP INDEX 500                 GRADE BOND                 FIDELITY VIP MID CAP
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2014            2013             2014            2013             2014            2013
                                 --------------  ---------------  --------------  --------------  ---------------  --------------

Units beginning of year........         214,053          220,206          33,086          31,364          101,302          97,892
Units issued and transferred
   from other funding options..          47,991           63,045          23,340          24,110           45,988          55,603
Units redeemed and transferred
   to other funding options....        (58,083)         (69,198)        (22,602)        (22,388)         (39,813)        (52,193)
                                 --------------  ---------------  --------------  --------------  ---------------  --------------
Units end of year..............         203,961          214,053          33,824          33,086          107,477         101,302
                                 ==============  ===============  ==============  ==============  ===============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:



                                    FIDELITY VIP MONEY MARKET           FIDELITY VIP OVERSEAS          FIDELITY VIP REAL ESTATE
                                            DIVISION                          DIVISION                         DIVISION
                                 -------------------------------  --------------------------------  -------------------------------
                                      2014             2013             2014             2013            2014             2013
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------

Units beginning of year........          869,458         873,561           12,311           11,392           28,548          35,738
Units issued and transferred
   from other funding options..        3,146,981       3,419,824            5,018            6,173           10,923          11,850
Units redeemed and transferred
   to other funding options....      (3,181,941)     (3,423,927)          (5,062)          (5,254)         (12,813)        (19,040)
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------
Units end of year..............          834,498         869,458           12,267           12,311           26,658          28,548
                                 ===============  ==============  ===============  ===============  ===============  ==============


                                                                            INVESCO V.I.                      INVESCO V.I.
                                        FIDELITY VIP VALUE              DIVERSIFIED DIVIDEND                EQUITY AND INCOME
                                             DIVISION                         DIVISION                          DIVISION
                                 --------------------------------  --------------------------------  -------------------------------
                                       2014             2013            2014             2013             2014             2013
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------

Units beginning of year........           14,931           13,839           33,283           35,306           5,155            3,434
Units issued and transferred
   from other funding options..            6,848            7,771            8,560           11,564           1,218            5,033
Units redeemed and transferred
   to other funding options....          (5,401)          (6,679)          (9,456)         (13,587)         (1,722)          (3,312)
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
Units end of year..............           16,378           14,931           32,387           33,283           4,651            5,155
                                 ===============  ===============  ===============  ===============  ==============  ===============


                                 INVESCO V.I. GLOBAL CORE EQUITY       INVESCO V.I. HIGH YIELD           MFS VIT CORE EQUITY
                                            DIVISION                          DIVISION                        DIVISION
                                 --------------------------------  ------------------------------  ------------------------------
                                      2014            2013              2014          2013 (a)          2014            2013
                                 --------------  --------------    --------------  --------------  --------------  --------------

Units beginning of year........          17,501          23,939             7,433              --           2,117           2,250
Units issued and transferred
   from other funding options..           7,815          10,948             5,283          12,826           1,134           1,275
Units redeemed and transferred
   to other funding options....         (9,488)        (17,386)           (4,908)         (5,393)         (1,099)         (1,408)
                                 --------------  --------------    --------------  --------------  --------------  --------------
Units end of year..............          15,828          17,501             7,808           7,433           2,152           2,117
                                 ==============  ==============    ==============  ==============  ==============  ==============


                                                                                                             MFS VIT
                                      MFS VIT GLOBAL EQUITY              MFS VIT GROWTH              INVESTORS GROWTH STOCK
                                            DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2014            2013            2014            2013            2014            2013
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........         381,158         372,020         364,375         377,778          12,029          12,372
Units issued and transferred
   from other funding options..         117,732         151,343          77,371          97,543           1,309           1,474
Units redeemed and transferred
   to other funding options....       (123,387)       (142,205)        (90,762)       (110,946)         (1,663)         (1,817)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............         375,503         381,158         350,984         364,375          11,675          12,029
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                      MFS VIT INVESTORS TRUST       MFS VIT MID CAP GROWTH          MFS VIT NEW DISCOVERY
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........          2,512          2,542           7,268          6,422          5,891           6,174
Units issued and transferred
   from other funding options....            802            883           2,644          3,138          1,370           1,458
Units redeemed and transferred
   to other funding options......          (883)          (913)         (1,998)        (2,292)        (1,524)         (1,741)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................          2,431          2,512           7,914          7,268          5,737           5,891
                                   =============  =============  ==============  =============  =============  ==============


                                      MFS VIT RESEARCH BOND            MFS VIT RESEARCH             MFS VIT TOTAL RETURN
                                            DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........          1,239          1,339           2,700          2,672          9,386           9,625
Units issued and transferred
   from other funding options....            466            487           1,812          2,276          1,932           1,909
Units redeemed and transferred
   to other funding options......          (573)          (587)         (1,891)        (2,248)        (2,153)         (2,148)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................          1,132          1,239           2,621          2,700          9,165           9,386
                                   =============  =============  ==============  =============  =============  ==============




                                       MFS VIT UTILITIES                MFS VIT VALUE              MFS VIT II HIGH YIELD
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                     2014            2013            2014            2013          2014          2013 (b)
                                 -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year........          1,301           1,349          10,841         11,237            111              --
Units issued and transferred
   from other funding options..            169             181           1,020          1,189            315             447
Units redeemed and transferred
   to other funding options....          (230)           (229)         (1,771)        (1,585)          (304)           (336)
                                 -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..............          1,240           1,301          10,090         10,841            122             111
                                 =============  ==============  ==============  =============  =============  ==============


                                                                                                     MIST
                                                                                                  CLEARBRIDGE
                                                                                                  AGGRESSIVE
                                    MFS VIT II MONEY MARKET       MFS VIT II STRATEGIC INCOME       GROWTH
                                           DIVISION                        DIVISION                DIVISION
                                 -----------------------------  ------------------------------  --------------
                                      2014           2013            2014          2013 (b)        2014 (c)
                                 --------------  -------------  --------------  --------------  --------------

Units beginning of year........           6,053          6,192              42              --              --
Units issued and transferred
   from other funding options..          15,701         15,139             226             244         104,816
Units redeemed and transferred
   to other funding options....        (15,661)       (15,278)           (221)           (202)        (29,464)
                                 --------------  -------------  --------------  --------------  --------------
Units end of year..............           6,093          6,053              47              42          75,352
                                 ==============  =============  ==============  ==============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                        MIST LORD ABBETT              MIST MFS EMERGING              MIST OPPENHEIMER
                                         BOND DEBENTURE                MARKETS EQUITY                  GLOBAL EQUITY
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                       2014           2013           2014           2013           2014          2013 (a)
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         45,879         51,336         294,018        268,680         53,087             --
Units issued and transferred
   from other funding options...         54,836         67,942         140,131        194,746         58,017        101,221
Units redeemed and transferred
   to other funding options.....       (45,846)       (73,399)       (138,643)      (169,408)       (43,568)       (48,134)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         54,869         45,879         295,506        294,018         67,536         53,087
                                  =============  =============  ==============  =============  =============  =============


                                            MIST WMC                   MORGAN STANLEY
                                       LARGE CAP RESEARCH              EUROPEAN EQUITY          MORGAN STANLEY INCOME PLUS
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                       2014           2013           2014           2013           2014            2013
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         41,107         31,698           9,292          9,577          4,914          5,373
Units issued and transferred
   from other funding options...         48,056         48,591           2,536          3,305          1,080          1,882
Units redeemed and transferred
   to other funding options.....       (37,266)       (39,182)         (2,567)        (3,590)        (1,392)        (2,341)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         51,897         41,107           9,261          9,292          4,602          4,914
                                  =============  =============  ==============  =============  =============  =============

                                                                        MORGAN STANLEY                  MSF BARCLAYS
                                   MORGAN STANLEY MONEY MARKET         MULTI CAP GROWTH             AGGREGATE BOND INDEX
                                            DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  ----------------------------
                                       2014            2013           2014           2013           2014            2013
                                   -------------  -------------  -------------  --------------  -------------  -------------

Units beginning of year..........        245,574        283,709         10,406          11,121         76,638         72,630
Units issued and transferred
   from other funding options....        490,707        518,115          3,440           4,239         79,884         91,740
Units redeemed and transferred
   to other funding options......      (494,390)      (556,250)        (4,231)         (4,954)       (70,280)       (87,732)
                                   -------------  -------------  -------------  --------------  -------------  -------------
Units end of year................        241,891        245,574          9,615          10,406         86,242         76,638
                                   =============  =============  =============  ==============  =============  =============


                                           MSF BLACKROCK                  MSF BLACKROCK                 MSF BLACKROCK
                                       CAPITAL APPRECIATION              LARGE CAP VALUE                MONEY MARKET
                                             DIVISION                       DIVISION                      DIVISION
                                   -----------------------------  -----------------------------  ----------------------------
                                        2014           2013            2014           2013           2014            2013
                                   --------------  -------------  -------------  --------------  -------------  -------------

Units beginning of year..........          76,522         68,811         59,022          52,846        356,087        306,497
Units issued and transferred
   from other funding options....          72,036         65,754         61,411          76,545      3,208,234      3,026,155
Units redeemed and transferred
   to other funding options......        (61,280)       (58,043)       (49,827)        (70,369)    (3,144,431)    (2,976,565)
                                   --------------  -------------  -------------  --------------  -------------  -------------
Units end of year................          87,278         76,522         70,606          59,022        419,890        356,087
                                   ==============  =============  =============  ==============  =============  =============

                                           MSF METLIFE
                                       MID CAP STOCK INDEX          MSF METLIFE STOCK INDEX        MSF MFS TOTAL RETURN
                                            DIVISION                       DIVISION                      DIVISION
                                  -----------------------------  ----------------------------  -----------------------------
                                       2014           2013           2014            2013           2014           2013
                                  --------------  -------------  -------------  -------------  --------------  -------------

Units beginning of year.........          75,310         55,434         51,983         38,312          74,950         52,772
Units issued and transferred
   from other funding options...          75,162         78,776         62,902         64,674          37,669         59,332
Units redeemed and transferred
   to other funding options.....        (60,703)       (58,900)       (49,880)       (51,003)        (30,509)       (37,154)
                                  --------------  -------------  -------------  -------------  --------------  -------------
Units end of year...............          89,769         75,310         65,005         51,983          82,110         74,950
                                  ==============  =============  =============  =============  ==============  =============



                                          MSF MFS VALUE              MSF MSCI EAFE INDEX          MSF RUSSELL 2000 INDEX
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                      2014            2013           2014           2013            2014           2013
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         29,952         21,098          40,746         36,006        896,582        878,711
Units issued and transferred
   from other funding options...         33,199         30,027          36,589         35,183        268,132        333,382
Units redeemed and transferred
   to other funding options.....       (24,800)       (21,173)        (33,146)       (30,443)      (288,697)      (315,511)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         38,351         29,952          44,189         40,746        876,017        896,582
                                  =============  =============  ==============  =============  =============  =============

                                              PUTNAM VT                      PUTNAM VT                      PUTNAM VT
                                         DIVERSIFIED INCOME                EQUITY INCOME             GLOBAL ASSET ALLOCATION
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2014            2013           2014            2013            2014           2013
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........           7,255           7,406        269,695         261,935           9,400          9,576
Units issued and transferred
   from other funding options....             378             322         81,291         107,721             633            790
Units redeemed and transferred
   to other funding options......           (326)           (473)       (76,054)        (99,961)         (1,747)          (966)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................           7,307           7,255        274,932         269,695           8,286          9,400
                                   ==============  ==============  =============  ==============  ==============  =============


                                                                                                            PUTNAM VT
                                      PUTNAM VT GLOBAL EQUITY       PUTNAM VT GLOBAL UTILITIES          GROWTH AND INCOME
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  ----------------------------
                                        2014            2013           2014            2013            2014          2013
                                   --------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year..........           8,688          8,582             560             567          4,753          5,264
Units issued and transferred
   from other funding options....           1,146          1,242             167             192          1,191          1,430
Units redeemed and transferred
   to other funding options......         (1,034)        (1,136)           (147)           (199)        (1,086)        (1,941)
                                   --------------  -------------  --------------  --------------  -------------  -------------
Units end of year................           8,800          8,688             580             560          4,858          4,753
                                   ==============  =============  ==============  ==============  =============  =============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                                                                                           PUTNAM VT
                                        PUTNAM VT HIGH YIELD             PUTNAM VT INCOME            INTERNATIONAL EQUITY
                                              DIVISION                       DIVISION                      DIVISION
                                   ------------------------------  ----------------------------  ------------------------------
                                        2014            2013            2014          2013            2014            2013
                                   --------------  --------------  -------------  -------------  --------------  --------------

Units beginning of year..........         249,237         272,981        313,984        345,085          10,690          10,395
Units issued and transferred
   from other funding options....          79,186          97,045         76,648         91,081           1,950           2,323
Units redeemed and transferred
   to other funding options......        (79,620)       (120,789)       (90,728)      (122,182)         (2,892)         (2,028)
                                   --------------  --------------  -------------  -------------  --------------  --------------
Units end of year................         248,803         249,237        299,904        313,984           9,748          10,690
                                   ==============  ==============  =============  =============  ==============  ==============


                                              PUTNAM VT                      PUTNAM VT
                                        INTERNATIONAL GROWTH            INTERNATIONAL VALUE             PUTNAM VT INVESTORS
                                              DIVISION                       DIVISION                        DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2014            2013            2014           2013            2014            2013
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........           4,609           4,367           2,812          2,843           1,741           1,524
Units issued and transferred
   from other funding options....             812           1,795             321            375             274             496
Units redeemed and transferred
   to other funding options......         (1,163)         (1,553)           (285)          (406)           (227)           (279)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................           4,258           4,609           2,848          2,812           1,788           1,741
                                   ==============  ==============  ==============  =============  ==============  ==============

                                                                           PUTNAM VT
                                      PUTNAM VT MONEY MARKET           MULTI-CAP GROWTH               PUTNAM VT VOYAGER
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........        111,257        121,779         242,395        241,735         94,196          95,562
Units issued and transferred
   from other funding options....        173,030        179,213          57,198         72,053         22,471          27,917
Units redeemed and transferred
   to other funding options......      (167,668)      (189,735)        (58,890)       (71,393)       (25,938)        (29,283)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................        116,619        111,257         240,703        242,395         90,729          94,196
                                   =============  =============  ==============  =============  =============  ==============


                                           T. ROWE PRICE                 T. ROWE PRICE                  T. ROWE PRICE
                                         ES EQUITY INCOME              ES MID-CAP GROWTH            ES NEW AMERICA GROWTH
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year..........          1,716          1,826           4,483          4,650         229,382        232,511
Units issued and transferred
   from other funding options....            279            440             664            533          72,869         85,224
Units redeemed and transferred
   to other funding options......          (530)          (550)           (664)          (700)        (75,582)       (88,353)
                                   -------------  -------------  --------------  -------------  --------------  -------------
Units end of year................          1,465          1,716           4,483          4,483         226,669        229,382
                                   =============  =============  ==============  =============  ==============  =============

                                          T. ROWE PRICE                    T. ROWE PRICE
                                  ES PERSONAL STRATEGY BALANCED        FIS LIMITED-TERM BOND          UIF GLOBAL INFRASTRUCTURE
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2014             2013            2014             2013            2014            2013
                                 --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year........         598,815          614,271         921,622        1,005,496           3,817           3,789
Units issued and transferred
   from other funding options..         133,155          178,397         413,816          451,044             909           2,967
Units redeemed and transferred
   to other funding options....       (155,965)        (193,853)       (394,333)        (534,918)         (1,115)         (2,939)
                                 --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year..............         576,005          598,815         941,105          921,622           3,611           3,817
                                 ==============  ===============  ==============  ===============  ==============  ==============


                                       UIF GLOBAL TACTICAL
                                        ASSET ALLOCATION
                                            DIVISION
                                 -------------------------------
                                       2014          2013 (a)
                                 ---------------  --------------

Units beginning of year........           21,154              --
Units issued and transferred
   from other funding options..            9,018          29,872
Units redeemed and transferred
   to other funding options....         (10,105)         (8,718)
                                 ---------------  --------------
Units end of year..............           20,067          21,154
                                 ===============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2014:

                                                         AS OF DECEMBER 31
                                           -------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                              UNITS         HIGHEST ($)     ASSETS ($)
                                           -----------   ---------------   -----------
  American Funds New World           2014      134,515             16.79     2,258,614
     Division                        2013      118,550             18.20     2,157,342
                                     2012      108,660             16.42     1,784,184
                                     2011       87,099             14.00     1,219,782
                                     2010       37,747             16.36       617,508

  American Funds U.S.                2014       78,361             11.74       920,021
     Government/AAA-Rated            2013       75,890             11.17       847,553
     Securities Division             2012       74,972             11.59       868,560
                                     2011       61,648             11.42       703,976
                                     2010       26,525             10.67       282,951

  Deutsche I Bond Division           2014       16,895             14.46       244,274
                                     2013       16,277             13.66       222,357
                                     2012       17,668             14.19       250,770
                                     2011       16,633             13.27       220,712
                                     2010       17,732             12.65       224,313

  Deutsche I Capital Growth          2014       22,052             57.25     1,262,440
     Division                        2013       22,071             51.06     1,126,883
                                     2012       26,899             38.20     1,027,661
                                     2011       27,535             33.17       913,307
                                     2010       31,181             34.98     1,090,807

  Deutsche I Core Equity VIP         2014       33,779             24.37       823,118
     Division                        2013       33,046             21.96       725,544
                                     2012       35,571             16.11       572,978
                                     2011       36,532             14.01       511,935
                                     2010       35,833             14.14       506,649

  Deutsche I Global Small Cap        2014       25,078             24.69       619,122
     Division                        2013       26,720             25.94       693,238
                                     2012       26,113             19.23       502,124
                                     2011       23,755             16.79       398,908
                                     2010       19,717             18.78       370,234

  Deutsche I International Division  2014      518,747     18.68 - 19.19     9,696,640
                                     2013      530,615     21.33 - 21.91    11,326,184
                                     2012      533,182     17.88 - 18.36     9,537,658
                                     2011      530,421     14.93 - 15.33     7,923,871
                                     2010      532,855     18.05 - 18.54     9,624,688

  Deutsche II Global Income          2014       18,553             32.90       610,389
     Builder VIP Division            2013       19,087             31.92       609,361
                                     2012       20,694             27.58       570,715
                                     2011       20,134             24.60       495,190
                                     2010       20,864             25.14       524,502

                                                   FOR THE YEAR ENDED DECEMBER 31
                                           ---------------------------------------------
                                           INVESTMENT(1)                 TOTAL RETURN(3)
                                              INCOME       EXPENSE(2)       LOWEST TO
                                             RATIO (%)      RATIO (%)      HIGHEST (%)
                                           -------------   ----------  -----------------
  American Funds New World           2014       1.32          0.00                (7.73)
     Division                        2013       1.74          0.75                 10.83
                                     2012       1.41          0.75                 17.25
                                     2011       2.31          0.75               (14.39)
                                     2010       3.57          0.75                 17.32

  American Funds U.S.                2014       1.33          0.00                  5.13
     Government/AAA-Rated            2013       0.96          0.75                (3.60)
     Securities Division             2012       1.33          0.75                  1.45
                                     2011       2.47          0.75                  7.05
                                     2010       4.40          0.75                  5.15

  Deutsche I Bond Division           2014       3.58          0.75                  5.84
                                     2013       3.64          0.75                (3.75)
                                     2012       4.35          0.75                  6.97
                                     2011       4.40          0.75                  4.90
                                     2010       4.29          0.75                  5.99

  Deutsche I Capital Growth          2014       0.62          0.75                 12.13
     Division                        2013       1.36          0.75                 33.64
                                     2012       0.89          0.75                 15.18
                                     2011       0.81          0.75                (5.19)
                                     2010       0.96          0.75                 15.84

  Deutsche I Core Equity VIP         2014       1.07          0.75                 10.99
     Division                        2013       1.43          0.75                 36.30
                                     2012       1.35          0.75                 14.95
                                     2011       1.24          0.75                (0.89)
                                     2010       1.62          0.75                 13.54

  Deutsche I Global Small Cap        2014       0.87          0.75                (4.85)
     Division                        2013       0.62          0.75                 34.93
                                     2012       0.67          0.75                 14.51
                                     2011       1.65          0.75               (10.57)
                                     2010       0.42          0.75                 25.69

  Deutsche I International Division  2014       1.73          0.75               (12.42)
                                     2013       5.24          0.75                 19.33
                                     2012       2.14          0.75                 19.74
                                     2011       1.80          0.75     (17.30) - (17.29)
                                     2010       2.16          0.75                  0.86

  Deutsche II Global Income          2014       3.07          0.75                  3.05
     Builder VIP Division            2013       2.05          0.75                 15.76
                                     2012       1.57          0.75                 12.13
                                     2011       1.60          0.75                (2.16)
                                     2010       3.14          0.75                 10.39

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           -----------------------------------------   --------------------------------------------
                                                           UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   ----------   -------------  ----------    ---------------
  Deutsche II Money Market          2014   19,308,428              1.03   19,799,918        0.01         0.75                (0.74)
     Division                       2013   19,181,079              1.03   19,815,420        0.01         0.75                (0.74)
                                    2012   19,698,327              1.04   20,500,941        0.01         0.75                (0.74)
                                    2011   19,044,197              1.05   19,967,791        0.01         0.75                (0.76)
                                    2010   18,454,238              1.06   19,492,569        0.01         0.75                (0.74)

  Deutsche II Small Mid Cap Growth  2014       14,746             21.36      314,964          --         0.75                  4.91
     Division                       2013       17,773             20.36      361,878        0.11         0.75                 41.72
                                    2012       16,950             14.37      243,522          --         0.75                 13.49
                                    2011       15,600             12.66      197,478        0.51         0.75                (4.63)
                                    2010       10,791             13.27      143,220          --         0.75                 28.47

  Fidelity VIP Asset Manager        2014        2,575             15.73       40,522        1.67         0.75                  5.04
     Division                       2013        2,320             14.98       34,752        1.67         0.75                 14.84
                                    2012        2,101             13.04       27,400        1.42         0.75                 11.64
                                    2011        2,394             11.68       27,968        2.06         0.75                (3.29)
                                    2010        2,182             12.08       26,358        7.63         0.75                 13.41

  Fidelity VIP Asset Manager:       2014       10,395             16.13      167,647        1.15         0.75                  5.08
     Growth Division                2013        9,778             15.35      150,072        1.04         0.75                 21.50
                                    2012        9,934             12.63      125,475        1.12         0.75                 14.59
                                    2011       14,503             11.02      159,871        1.65         0.75                (6.88)
                                    2010       13,465             11.84      159,383        1.16         0.75                 15.48

  Fidelity VIP Contrafund           2014      720,964             72.83   52,510,289        0.96         0.75                 11.11
     Division                       2013      757,837             65.55   49,678,049        1.10         0.75                 30.31
                                    2012      766,901             50.31   38,579,872        1.37         0.75                 15.54
                                    2011      785,982             43.54   34,220,479        1.03         0.75                (3.25)
                                    2010      786,656             45.00   35,401,746        1.27         0.75                 16.34

  Fidelity VIP Equity-Income        2014      472,504     57.47 - 75.47   27,242,151        2.83         0.75                  7.91
     Division                       2013      498,861     53.26 - 69.94   26,657,836        2.50         0.75                 27.19
                                    2012      523,643     41.87 - 54.99   22,005,239        3.13         0.75                 16.43
                                    2011      552,741     35.96 - 47.23   19,985,608        2.56         0.75                  0.22
                                    2010      560,914     35.89 - 47.13   20,263,330        1.92         0.75                 14.29

  Fidelity VIP Freedom 2010         2014      121,272             13.66    1,656,835        1.43         0.75                  3.75
     Division                       2013      144,604             13.17    1,904,242        1.87         0.75                 12.64
                                    2012      120,945             11.69    1,413,963        2.13         0.75                 10.94
                                    2011       98,333             10.54    1,036,203        2.24         0.75                (0.93)
                                    2010       82,919             10.64      882,030        2.60         0.75                 12.11

  Fidelity VIP Freedom 2020         2014      400,517             13.36    5,350,858        1.79         0.75                  4.04
     Division                       2013      367,824             12.84    4,723,187        2.01         0.75                 15.15
                                    2012      331,145             11.15    3,692,809        2.39         0.75                 12.53
                                    2011      262,073              9.91    2,597,058        2.38         0.75                (1.76)
                                    2010      189,645             10.09    1,913,209        2.73         0.75                 13.63

  Fidelity VIP Freedom 2030         2014      467,339             13.44    6,281,274        1.65         0.75                  4.17
     Division                       2013      437,625             12.90    5,646,393        1.82         0.75                 20.75
                                    2012      403,844             10.68    4,314,986        2.36         0.75                 14.72
                                    2011      321,118              9.31    2,990,950        2.42         0.75                (3.32)
                                    2010      211,715              9.63    2,039,738        2.74         0.75                 15.21

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET          INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)      RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   -----------   -------------  ----------   ----------------
  Fidelity VIP Freedom 2040         2014      116,456             15.57     1,813,720       1.69          0.75                 4.13
     Division                       2013       90,566             14.96     1,354,559       2.02          0.75                24.36
     (Commenced 5/3/2010)           2012       55,389             12.03       666,166       2.76          0.75                16.08
                                    2011       28,966             10.36       300,124       3.00          0.75               (4.74)
                                    2010        7,554             10.88        82,162       4.87          0.75                 8.77

  Fidelity VIP Freedom 2050         2014       53,942             15.72       847,793       1.87          0.75                 4.22
     Division                       2013       30,963             15.08       466,922       1.60          0.75                25.40
     (Commenced 5/3/2010)           2012       24,608             12.03       295,929       2.67          0.75                16.84
                                    2011       16,272             10.29       167,470       2.09          0.75               (5.65)
                                    2010        7,861             10.91        85,743       3.65          0.75                 9.08

  Fidelity VIP Growth Division      2014      305,059    92.16 - 106.72    28,238,079       0.19          0.75                10.47
                                    2013      317,884     83.43 - 96.61    26,640,728       0.30          0.75                35.32
                                    2012      321,509     61.65 - 71.39    19,909,787       0.60          0.75                13.83
                                    2011      333,227     54.16 - 62.72    18,139,358       0.37          0.75               (0.55)
                                    2010      338,024     54.46 - 63.06    18,493,684       0.29          0.75                23.25

  Fidelity VIP High Income          2014       18,366             30.45       559,329       6.45          0.75                 0.40
     Division                       2013       13,198             30.33       400,330       5.96          0.75                 5.16
                                    2012       13,631             28.85       393,185       5.80          0.75                13.37
                                    2011       12,754             25.44       324,505       7.14          0.75                 3.25
                                    2010        7,492             24.64       184,624       8.63          0.75                12.97

  Fidelity VIP Index 500            2014      203,961   283.94 - 307.35    58,086,490       1.65          0.75                12.72
     Division                       2013      214,053   251.90 - 272.66    54,079,684       1.91          0.75                31.26
                                    2012      220,206   191.91 - 207.73    42,388,028       2.12          0.75                15.05
                                    2011      224,843   166.81 - 180.56    37,622,482       2.00          0.75                 1.28
                                    2010      226,033   164.71 - 178.29    37,349,811       2.01          0.75                14.16

  Fidelity VIP Investment           2014       33,824             31.71     1,072,529       2.31          0.75                 5.04
     Grade Bond Division            2013       33,086             30.19       998,812       2.42          0.75               (2.51)
                                    2012       31,364             30.97       971,219       2.34          0.75                 5.11
                                    2011       29,971             29.46       883,002       3.31          0.75                 6.53
                                    2010       32,742             27.66       905,491       2.81          0.75                 7.00

  Fidelity VIP Mid Cap              2014      107,477             69.11     7,428,257       0.27          0.75                 5.49
     Division                       2013      101,302             65.52     6,636,957       0.53          0.75                35.21
                                    2012       97,892             48.45     4,743,271       0.64          0.75                13.97
                                    2011       97,697             42.51     4,153,506       0.26          0.75              (11.28)
                                    2010       90,556             47.92     4,339,438       0.46          0.75                27.87

  Fidelity VIP Money Market         2014      834,498              1.59     1,325,026       0.01          0.75               (0.74)
     Division                       2013      869,458              1.60     1,390,790       0.03          0.75               (0.72)
                                    2012      873,561              1.61     1,407,463       0.13          0.75               (0.61)
                                    2011      710,255              1.62     1,151,416       0.11          0.75               (0.67)
                                    2010      748,705              1.63     1,221,557       0.18          0.75               (0.51)

  Fidelity VIP Overseas             2014       12,267             39.25       481,469       1.37          0.75               (8.76)
     Division                       2013       12,311             43.02       529,602       1.49          0.75                29.46
                                    2012       11,392             33.23       378,529       1.92          0.75                19.84
                                    2011       11,778             27.73       326,571       1.39          0.75              (17.78)
                                    2010       11,254             33.73       379,556       1.50          0.75                12.27

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------  --------------------------------------------
                                                           UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET        INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)    RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------    ----------  -------------  ----------   ----------------
  Fidelity VIP Real Estate           2014      26,658     14.73 - 38.44       923,640      1.76          0.75                 29.21
     Division                        2013      28,548     11.40 - 29.75       784,794      1.70          0.75                  1.06
                                     2012      35,738     11.28 - 29.44       856,863      1.54          0.75                 17.69
                                     2011      29,452      9.58 - 25.01       668,994      1.15          0.75                  7.28
                                     2010      26,665      8.93 - 23.32       579,954      1.44          0.75                 29.45

  Fidelity VIP Value Division        2014      16,378             21.56       353,036      1.44          0.75                 10.58
                                     2013      14,931             19.49       291,055      1.18          0.75                 31.47
                                     2012      13,839             14.83       205,196      1.56          0.75                 20.00
                                     2011      15,617             12.36       192,965      1.07          0.75                (3.23)
                                     2010      14,953             12.77       190,930      1.47          0.75                 16.94

  Invesco V.I. Diversified           2014      32,387             49.21     1,593,741      1.72          0.00                 12.69
     Dividend Division               2013      33,283             43.67     1,453,471      2.28          0.90                 29.86
                                     2012      35,306             33.63     1,187,246      2.06          0.90                 17.66
                                     2011      37,014             28.58     1,057,893      1.66          0.90                (0.69)
                                     2010      36,480             28.78     1,049,905      1.78          0.90                  9.49

  Invesco V.I. Equity and            2014       4,651             33.84       157,399      1.78          0.00                  8.90
     Income Division                 2013       5,155             31.08       160,193      1.87          0.90                 24.06
     (Commenced 5/2/2011)            2012       3,434             25.05        86,032      1.78          0.90                 11.57
                                     2011       3,908             22.45        87,752      0.26          0.90                (2.28)

  Invesco V.I. Global Core           2014      15,828             27.32       432,464      1.96          0.00                  0.56
     Equity Division                 2013      17,501             27.17       475,504      1.82          0.90                 21.41
     (Commenced 5/2/2011)            2012      23,939             22.38       535,715      2.61          0.90                 12.73
                                     2011      27,237             19.85       540,718        --          0.90               (11.75)

  Invesco V.I. High Yield Division   2014       7,808             10.38        81,005      4.68          0.00                  1.62
     (Commenced 4/29/2013)           2013       7,433             10.21        75,891      4.81          0.75                  1.20

  MFS VIT Core Equity Division       2014       2,152             34.25        73,707      0.79          0.75                 10.41
                                     2013       2,117             31.02        65,672      1.03          0.75                 33.60
                                     2012       2,250             23.22        52,245      0.78          0.75                 15.36
                                     2011       2,213             20.13        44,543      0.55          0.75                (1.76)
                                     2010      15,176             20.49       310,902      1.09          0.75                 16.34

  MFS VIT Global Equity              2014     375,503     26.23 - 26.27     9,863,983      0.72          0.75                  3.10
     Division                        2013     381,158     25.44 - 25.48     9,711,600      0.90          0.75                 26.86
                                     2012     372,020     20.06 - 20.09     7,471,734      1.12          0.75                 22.42
                                     2011     381,855     16.38 - 16.41     6,264,933      0.83          0.75                (5.04)
                                     2010     372,500     17.25 - 17.28     6,435,673      0.98          0.75                 11.52

  MFS VIT Growth Division            2014     350,984             42.74    15,001,971      0.11          0.75                  8.13
                                     2013     364,375     39.52 - 39.53    14,403,234      0.23          0.75                 35.83
                                     2012     377,778             29.10    10,993,821        --          0.75                 16.51
                                     2011     393,384     24.97 - 24.98     9,826,007      0.19          0.75                (1.07)
                                     2010     410,371     25.24 - 25.25    10,361,080      0.12          0.75                 14.48

  MFS VIT Investors Growth           2014      11,675             18.21       212,592      0.53          0.75                 10.62
     Stock Division                  2013      12,029             16.46       198,016      0.62          0.75                 29.32
                                     2012      12,372             12.73       157,484      0.46          0.75                 16.10
                                     2011      12,820             10.96       140,561      0.54          0.75                (0.17)
                                     2010      13,903             10.98       152,700      0.45          0.75                 11.63

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                          ------------------------------------------  --------------------------------------------
                                                          UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                             UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                          -----------   --------------   -----------  -------------  ----------    ---------------
  MFS VIT Investors Trust           2014        2,431            37.37        90,841       0.96         0.75                 10.18
     Division                       2013        2,512            33.92        85,216       1.09         0.75                 31.07
                                    2012        2,542            25.88        65,787       1.05         0.75                 18.29
                                    2011          501            21.88        10,959       0.93         0.75                (2.92)
                                    2010          537            22.54        12,108       1.22         0.75                 10.27

  MFS VIT Mid Cap Growth            2014        7,914            10.86        85,922         --         0.75                  8.05
     Division                       2013        7,268            10.05        73,024         --         0.75                 36.69
                                    2012        6,422             7.35        47,204         --         0.75                 15.65
                                    2011        5,537             6.36        35,194         --         0.75                (6.71)
                                    2010        5,438             6.81        37,049         --         0.75                 28.69

  MFS VIT New Discovery             2014        5,737            33.11       189,950         --         0.75                (7.95)
     Division                       2013        5,891            35.97       211,883         --         0.75                 40.46
                                    2012        6,174            25.61       158,103         --         0.75                 20.32
                                    2011        6,366            21.28       135,482         --         0.75               (10.93)
                                    2010        6,843            23.90       163,521         --         0.75                 35.32

  MFS VIT Research Bond             2014        1,132            25.00        28,288       2.88         0.75                  5.06
     Division                       2013        1,239            23.79        29,469       1.18         0.75                (1.77)
                                    2012        1,339            24.22        32,436       2.72         0.75                  6.55
                                    2011        1,436            22.73        32,653       2.67         0.75                  5.95
                                    2010        1,561            21.46        33,498       3.09         0.75                  6.66

  MFS VIT Research Division         2014        2,621            38.17       100,040       0.84         0.75                  9.38
                                    2013        2,700            34.90        94,226       0.33         0.75                 31.30
                                    2012        2,672            26.58        71,023       0.79         0.75                 16.39
                                    2011        2,553            22.84        58,305       0.52         0.75                (1.19)
                                    2010        7,126            23.11       164,700       1.01         0.75                 15.03

  MFS VIT Total Return              2014        9,165            42.77       391,995       1.90         0.75                  7.69
     Division                       2013        9,386            39.72       372,775       1.78         0.75                 18.16
                                    2012        9,625            33.61       323,515       2.75         0.75                 10.42
                                    2011       10,054            30.44       306,045       2.56         0.75                  1.01
                                    2010       11,046            30.14       332,862       2.81         0.75                  9.11

  MFS VIT Utilities Division        2014        1,240            88.06       109,232       2.10         0.75                 11.89
                                    2013        1,301            78.70       102,356       2.35         0.75                 19.62
                                    2012        1,349            65.80        88,733       6.05         0.75                 12.63
                                    2011        2,183            58.42       127,539       3.24         0.75                  5.99
                                    2010        2,277            55.12       125,480       3.17         0.75                 12.96

  MFS VIT Value Division            2014       10,090            25.19       254,188       1.53         0.75                  9.68
                                    2013       10,841            22.97       249,003       1.19         0.75                 34.87
                                    2012       11,237            17.03       191,358       1.61         0.75                 15.39
                                    2011       11,489            14.76       169,558       1.46         0.75                (1.05)
                                    2010       12,169            14.91       181,491       1.48         0.75                 10.70

  MFS VIT II High Yield Division    2014          122            26.90         3,273       5.54         0.75                  2.04
     (Commenced 8/16/2013)          2013          111            26.37         2,933       2.56         0.75                  5.80

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           -----------   --------------    ----------   -------------  ----------    ---------------
  MFS VIT II Money Market           2014         6,093             9.58        58,397          --         0.75                (0.75)
     Division                       2013         6,053             9.66        58,450          --         0.75                (0.75)
                                    2012         6,192             9.73        60,240          --         0.75                (0.75)
                                    2011         6,079             9.80        59,591          --         0.75                (0.75)
                                    2010         5,941             9.88        58,673          --         0.75                (0.75)

  MFS VIT II Strategic Income       2014            47            22.08         1,048        3.36         0.75                  2.50
     Division                       2013            42            21.54           901        3.14         0.75                  0.85
     (Commenced 8/16/2013)

  MIST ClearBridge Aggressive       2014        75,352            23.57     1,776,157          --         0.00                 13.75
     Growth Division
     (Commenced 4/28/2014)

  MIST Lord Abbett Bond             2014        54,869            18.30     1,004,274        5.47         0.00                  5.01
     Debenture Division             2013        45,879            17.43       799,667        6.17         0.75                  7.36
                                    2012        51,336            16.23       833,438        6.79         0.75                 12.35
                                    2011        38,832            14.45       561,159        5.53         0.75                  4.04
                                    2010        20,973            13.89       291,302        0.99         0.75                 12.33

  MIST MFS Emerging Markets         2014       295,506             9.76     2,884,579        1.06         0.75                (6.93)
     Equity Division                2013       294,018            10.49     3,083,870        1.22         0.75                (5.51)
                                    2012       268,680            11.10     2,982,425        1.01         0.75                 18.21
                                    2011       270,025             9.39     2,535,621        1.57         0.75               (19.04)
                                    2010       245,012            11.60     2,841,588        1.14         0.75                 23.07

  MIST Oppenheimer Global           2014        67,536            19.93     1,346,065        0.96         0.00                  2.19
     Equity Division                2013        53,087            19.50     1,035,385          --         0.75                 23.79
     (Commenced 4/29/2013)

  MIST WMC Large Cap Research       2014        51,897            23.51     1,220,173        0.87         0.00                 13.66
     Division                       2013        41,107            20.69       850,339        1.30         0.75                 33.49
                                    2012        31,698            15.50       491,220        1.11         0.75                 12.74
                                    2011        27,911            13.75       383,675        0.97         0.75                (0.30)
                                    2010        12,083            13.79       166,587        0.28         0.75                 11.80

  Morgan Stanley European           2014         9,261            50.98       472,094        2.44         0.00                (9.25)
     Equity Division                2013         9,292            56.18       521,993        2.96         0.90                 26.36
                                    2012         9,577            44.46       425,741        2.92         0.90                 17.44
                                    2011        10,867            37.85       411,374        2.37         0.90               (10.45)
                                    2010        11,116            42.27       469,888        2.49         0.90                  6.26

  Morgan Stanley Income Plus        2014         4,602            30.01       138,112        4.31         0.00                  7.65
     Division                       2013         4,914            27.88       136,989        5.06         0.90                  0.12
                                    2012         5,373            27.84       149,608        5.46         0.90                 13.07
                                    2011         4,490            24.63       110,579        7.78         0.90                  4.07
                                    2010         9,065            23.66       214,515        5.87         0.90                  8.30

  Morgan Stanley Money Market       2014       241,891             1.38       333,508        0.01         0.00                (0.12)
     Division                       2013       245,574             1.38       338,978        0.01         0.90                (0.89)
                                    2012       283,709             1.39       395,119        0.01         0.90                (0.89)
                                    2011       306,582             1.41       430,799        0.01         0.90                (0.92)
                                    2010       485,310             1.42       688,040        0.01         0.90                (0.89)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                          ------------------------------------------  --------------------------------------------
                                                          UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                             UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                          -----------   --------------   -----------  -------------  ----------    ---------------
  Morgan Stanley Multi Cap          2014        9,615           142.27     1,367,944         --         0.00                  5.58
     Growth Division                2013       10,406           134.75     1,402,206       0.42         0.90                 49.41
                                    2012       11,121            90.19     1,003,018         --         0.90                 11.36
                                    2011       12,701            80.99     1,028,639       0.15         0.90                (7.58)
                                    2010       16,725            87.63     1,465,607       0.17         0.90                 26.61

  MSF Barclays Aggregate Bond       2014       86,242            12.37     1,067,160       2.84         0.00                  5.70
     Index Division                 2013       76,638            11.71       897,208       3.23         0.75                (3.06)
                                    2012       72,630            12.08       877,108       3.39         0.75                  3.12
                                    2011       69,281            11.71       811,331       3.11         0.75                  6.71
                                    2010       29,970            10.97       328,914       0.70         0.75                  5.25

  MSF BlackRock Capital             2014       87,278            23.54     2,054,451       0.06         0.00                  8.78
     Appreciation Division          2013       76,522            21.64     1,655,815       0.79         0.75                 33.22
                                    2012       68,811            16.24     1,117,691       0.30         0.75                 13.52
                                    2011       54,976            14.31       786,647       0.18         0.75                (9.63)
                                    2010       18,408            15.83       291,459       0.02         0.75                 18.92

  MSF BlackRock Large Cap           2014       70,606            21.89     1,545,553       1.20         0.00                  9.81
     Value Division                 2013       59,022            19.94     1,176,615       1.27         0.75                 31.07
                                    2012       52,846            15.21       803,780       1.53         0.75                 13.43
                                    2011       39,950            13.41       535,698       1.02         0.75                  1.58
                                    2010       17,537            13.20       231,496       0.13         0.75                  8.40

  MSF BlackRock Money Market        2014      419,890             9.66     4,055,333         --         0.00                (0.10)
     Division                       2013      356,087             9.67     3,442,724         --         0.75                (0.75)
                                    2012      306,497             9.74     2,985,585         --         0.75                (0.75)
                                    2011      260,152             9.81     2,553,269         --         0.75                (0.74)
                                    2010      225,841             9.89     2,233,215       0.01         0.75                (0.74)

  MSF MetLife Mid Cap Stock         2014       89,769            26.88     2,413,146       0.99         0.00                  9.38
     Index Division                 2013       75,310            24.58     1,850,909       1.01         0.75                 32.15
                                    2012       55,434            18.60     1,030,936       0.95         0.75                 16.72
                                    2011       45,251            15.93       721,033       0.85         0.75                (2.63)
                                    2010       16,395            16.36       268,286       0.33         0.75                 25.34

  MSF MetLife Stock Index           2014       65,005            25.16     1,635,838       1.58         0.00                 13.24
     Division                       2013       51,983            22.22     1,155,161       1.59         0.75                 31.03
                                    2012       38,312            16.96       649,732       1.65         0.75                 14.89
                                    2011       30,622            14.76       452,000       1.59         0.75                  1.08
                                    2010        9,669            14.60       141,202       0.32         0.75                 13.96

  MSF MFS Total Return              2014       82,110            18.66     1,531,850       2.31         0.00                  8.53
     Division                       2013       74,950            17.19     1,288,425       2.23         0.75                 18.10
                                    2012       52,772            14.56       768,117       2.75         0.75                 10.75
                                    2011       45,039            13.14       591,929       2.49         0.75                  1.66
                                    2010       11,649            12.93       150,614       1.98         0.75                  9.25

  MSF MFS Value Division            2014       38,351            23.91       916,790       1.55         0.00                 10.69
                                    2013       29,952            21.60       646,851       1.57         0.75                 34.72
                                    2012       21,098            16.03       338,212       1.83         0.75                 15.78
                                    2011       18,944            13.85       262,298       1.42         0.75                  0.09
                                    2010        7,687            13.83       106,338       0.22         0.75                 10.59

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           -----------------------------------------   --------------------------------------------
                                                          UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS       HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   ----------   -------------  ----------   ----------------
  MSF MSCI EAFE Index Division      2014       44,189             16.67      736,637        2.44         0.00               (6.10)
                                    2013       40,746             17.75      723,370        2.93         0.75                20.95
                                    2012       36,006             14.68      528,481        2.91         0.75                17.44
                                    2011       30,544             12.50      381,740        2.19         0.75              (13.15)
                                    2010       10,115             14.39      145,564        1.31         0.75                 7.38

  MSF Russell 2000 Index            2014      876,017             27.06   23,705,012        1.16         0.75                 4.25
     Division                       2013      896,582             25.96   23,271,460        1.52         0.75                37.52
                                    2012      878,711             18.87   16,584,787        1.14         0.75                15.48
                                    2011      889,321             16.34   14,535,175        1.07         0.75               (4.82)
                                    2010      856,563             17.17   14,707,645        1.08         0.75                25.97

  Putnam VT Diversified             2014        7,307             25.08      183,256        8.04         0.75               (0.07)
     Income Division                2013        7,255             25.10      182,098        3.38         0.75                 7.27
                                    2012        7,406             23.40      173,277        5.92         0.75                10.97
                                    2011        9,539             21.08      201,120       10.26         0.75               (3.75)
                                    2010       11,410             21.91      249,940       14.27         0.75                12.18

  Putnam VT Equity Income           2014      274,932             26.77    7,360,583        1.85         0.75                12.12
     Division                       2013      269,695             23.88    6,439,791        2.07         0.75                31.73
                                    2012      261,935             18.13    4,747,824        2.47         0.75                18.72
                                    2011      267,210             15.27    4,079,579        1.94         0.75                 1.31
                                    2010      249,429             15.07    3,758,865        2.05         0.75                11.98

  Putnam VT Global Asset            2014        8,286             45.29      375,272        2.58         0.75                 8.89
     Allocation Division            2013        9,400             41.59      390,989        2.07         0.75                18.88
                                    2012        9,576             34.99      335,022        0.98         0.75                13.64
                                    2011        9,521             30.79      293,119        4.57         0.75               (0.92)
                                    2010        9,459             31.07      293,920        5.77         0.75                14.16

  Putnam VT Global Equity           2014        8,800             36.48      321,046        0.60         0.75                 1.01
     Division                       2013        8,688             36.12      313,818        1.66         0.75                31.29
                                    2012        8,582             27.51      236,094        1.92         0.75                19.65
                                    2011        9,026             22.99      207,544        2.15         0.75               (5.49)
                                    2010        8,908             24.33      216,734        2.40         0.75                 9.40

  Putnam VT Global Utilities        2014          580             33.09       19,186        2.92         0.75                14.03
     Division                       2013          560             29.02       16,244        2.61         0.75                13.17
                                    2012          567             25.64       14,526        3.94         0.75                 4.56
                                    2011          543             24.52       13,318        4.86         0.75               (5.90)
                                    2010          719             26.06       18,745        4.56         0.75                 1.34

  Putnam VT Growth and Income       2014        4,858             66.55      323,303        1.53         0.75                10.21
     Division                       2013        4,753             60.39      287,025        1.91         0.75                35.00
                                    2012        5,264             44.73      235,455        2.02         0.75                18.81
                                    2011        8,004             37.65      301,333        1.51         0.75               (5.15)
                                    2010        8,247             39.70      327,380        1.75         0.75                13.86

  Putnam VT High Yield              2014      248,803     33.13 - 33.60    8,244,608        6.15         0.75                 1.15
     Division                       2013      249,237     32.75 - 33.22    8,165,022        7.24         0.75                 7.30
                                    2012      272,981     30.52 - 30.96    8,334,591        7.64         0.75                15.47
                                    2011      282,385     26.43 - 26.81    7,466,951        7.88         0.75                 1.09
                                    2010      270,507     26.15 - 26.53    7,076,309        7.12         0.75                13.68

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET          INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)      RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------   -----------   -------------  ----------   ----------------
  Putnam VT Income Division         2014      299,904     32.22 - 32.48     9,662,325       6.25          0.75                 5.88
                                    2013      313,984     30.43 - 30.68     9,553,964       4.14          0.75                 1.37
                                    2012      345,085     30.02 - 30.26    10,358,530       5.16          0.75                10.23
                                    2011      350,108     27.23 - 27.45     9,533,747       8.59          0.75                 4.37
                                    2010      340,249     26.09 - 26.30     8,877,182      10.84          0.75                 9.40

  Putnam VT International           2014        9,748             25.30       246,679       1.22          0.75               (7.28)
     Equity Division                2013       10,690             27.29       291,732       1.61          0.75                27.48
                                    2012       10,395             21.41       222,530       2.43          0.75                21.30
                                    2011       11,991             17.65       211,635       3.40          0.75              (17.33)
                                    2010       11,438             21.35       244,191       3.98          0.75                 9.44

  Putnam VT International           2014        4,258             20.99        89,392       0.30          0.75               (6.60)
     Growth Division                2013        4,609             22.48       103,607       1.43          0.75                21.78
                                    2012        4,367             18.46        80,600       1.71          0.75                20.33
                                    2011        4,277             15.34        65,604       2.72          0.75              (18.26)
                                    2010        4,849             18.77        90,995       3.07          0.75                11.64

  Putnam VT International           2014        2,848             22.17        63,131       1.50          0.75               (9.97)
     Value Division                 2013        2,812             24.62        69,245       2.71          0.75                21.72
                                    2012        2,843             20.23        57,510       3.27          0.75                20.89
                                    2011        2,946             16.73        49,295       2.97          0.75              (14.16)
                                    2010        3,237             19.49        63,109       3.63          0.75                 6.61

  Putnam VT Investors Division      2014        1,788             18.10        32,353       1.41          0.75                13.39
                                    2013        1,741             15.96        27,790       1.64          0.75                34.51
                                    2012        1,524             11.87        18,085       1.62          0.75                16.18
                                    2011        1,762             10.21        17,992       1.33          0.75               (0.46)
                                    2010        1,689             10.26        17,332       1.43          0.75                13.38

  Putnam VT Money Market            2014      116,619              1.40       163,171       0.01          0.75               (0.74)
     Division                       2013      111,257              1.41       156,826       0.01          0.75               (0.74)
                                    2012      121,779              1.42       172,932       0.01          0.75               (0.74)
                                    2011      419,146              1.43       599,640       0.01          0.75               (0.69)
                                    2010      426,273              1.44       614,358       0.04          0.75               (0.71)

  Putnam VT Multi-Cap Growth        2014      240,703     44.23 - 44.47    10,701,922       0.51          0.75                12.95
     Division                       2013      242,395     39.16 - 39.37     9,541,216       0.72          0.75                35.72
                                    2012      241,735     28.85 - 29.01     7,010,569       0.49          0.75                16.21
                                    2011      243,345     24.83 - 24.96     6,072,776       0.39          0.75               (5.59)
                                    2010      241,160     26.30 - 26.44     6,374,310       0.57          0.75                18.98

  Putnam VT Voyager Division        2014       90,729     98.70 - 98.91     8,973,104       0.96          0.75                 9.17
                                    2013       94,196     90.41 - 90.60     8,533,494       1.01          0.75                43.02
                                    2012       95,562     63.21 - 63.35     6,053,105       0.39          0.75                13.65
                                    2011      102,015     55.62 - 55.74     5,685,867       0.28          0.75              (18.25)
                                    2010      101,745     68.04 - 68.19     6,937,095       1.46          0.75                20.17

  T. Rowe Price ES Equity           2014        1,465             41.53        60,822       1.73          0.75                 6.57
     Income Division                2013        1,716             38.97        66,879       1.53          0.75                28.75
                                    2012        1,826             30.27        55,259       2.15          0.75                16.27
                                    2011        1,543             26.03        40,161       1.77          0.75               (1.45)
                                    2010        1,588             26.42        41,950       1.91          0.75                14.16

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------   -----------   -------------  ----------   ----------------
  T. Rowe Price ES Mid-Cap          2014        4,483             60.18       269,817         --          0.75                12.27
     Growth Division                2013        4,483             53.60       240,288         --          0.75                35.67
                                    2012        4,650             39.51       183,723         --          0.75                13.04
                                    2011        4,771             34.95       166,759         --          0.75               (2.01)
                                    2010        4,790             35.67       170,867         --          0.75                27.16

  T. Rowe Price ES New              2014      226,669             50.43    11,430,429         --          0.75                 8.52
     America Growth Division        2013      229,382             46.47    10,659,381         --          0.75                36.98
                                    2012      232,511             33.92     7,887,886       0.48          0.75                12.27
                                    2011      249,942             30.22     7,552,263       0.22          0.75               (1.81)
                                    2010      253,284             30.77     7,794,267       0.20          0.75                18.76

  T. Rowe Price ES Personal         2014      576,005     43.30 - 43.76    25,208,153       1.64          0.75                 4.41
     Strategy Balanced Division     2013      598,815     41.47 - 41.91    25,098,776       1.51          0.75                17.05
                                    2012      614,271     35.43 - 35.81    21,996,484       1.97          0.75                14.28
                                    2011      626,469     31.01 - 31.33    19,629,948       2.07          0.75               (1.07)
                                    2010      653,600     31.34 - 31.67    20,701,355       2.37          0.75                12.86

  T. Rowe Price FIS                 2014      941,105              8.33     7,841,718       1.25          0.75               (0.11)
     Limited-Term Bond Division     2013      921,622              8.34     7,687,971       1.55          0.75               (0.62)
                                    2012    1,005,496              8.39     8,439,879       2.03          0.75                 1.70
                                    2011      994,207              8.25     8,205,547       2.38          0.75                 0.84
                                    2010      995,044              8.18     8,143,820       2.85          0.75                 2.33

  UIF Global Infrastructure         2014        3,611             53.73       193,999       2.37          0.00                15.48
     Division                       2013        3,817             46.53       177,583       2.91          0.90                16.85
                                    2012        3,789             39.82       150,882       2.26          0.90                17.62
                                    2011        5,391             33.85       182,483       2.83          0.90                15.03
                                    2010        4,680             29.43       137,735       3.06          0.90                 5.97

  UIF Global Tactical Asset         2014       20,067             11.19       224,480       0.83          0.00                 2.05
     Allocation Division            2013       21,154             10.96       231,894       0.11          0.75                 9.25
     (Commenced 4/29/2013)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series or fund in which the Division invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series or fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013
  and 2012:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  47
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  57
     Note 9 -- Derivatives...........................................................................  82
     Note 10 -- Fair Value...........................................................................  96
     Note 11 -- Goodwill............................................................................. 126
     Note 12 -- Long-term and Short-term Debt........................................................ 128
     Note 13 -- Equity............................................................................... 131
     Note 14 -- Other Expenses....................................................................... 137
     Note 15 -- Employee Benefit Plans............................................................... 138
     Note 16 -- Income Tax........................................................................... 152
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 156
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 165
     Note 19 -- Related Party Transactions........................................................... 166
Financial Statement Schedules at December 31, 2014 and 2013 and for the Years Ended December 31,
  2014, 2013 and 2012:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 167
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 168
 Schedule IV -- Consolidated Reinsurance............................................................. 170

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 27, 2015

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                            2014        2013
                                                         ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at
   estimated fair value (amortized cost: $173,604 and
   $165,371, respectively; includes $160 and $157,
   respectively, relating to variable interest
   entities)............................................ $   188,911 $   173,746
 Equity securities available-for-sale, at estimated
   fair value (cost: $1,926 and $1,813, respectively)...       2,065       1,892
 Trading and fair value option securities, at
   estimated fair value (includes $654 and $662,
   respectively, of actively traded securities; and
   $15 and $23, respectively, relating to variable
   interest entities)...................................         705         723
 Mortgage loans (net of valuation allowances of $258
   and $272, respectively; includes $308 and $338,
   respectively, under the fair value option)...........      49,059      46,024
 Policy loans...........................................       8,491       8,421
 Real estate and real estate joint ventures (includes
   $8 and $1,141, respectively, relating to variable
   interest entities; includes $78 and $40,
   respectively, of real estate held-for-sale)..........       7,874       7,798
 Other limited partnership interests (includes $34 and
   $53, respectively, relating to variable interest
   entities)............................................       4,926       4,716
 Short-term investments, principally at estimated fair
   value................................................       4,474       5,962
 Other invested assets (includes $56 and $78,
   respectively, relating to variable interest
   entities)............................................      14,209      10,589
                                                         ----------- -----------
   Total investments....................................     280,714     259,871
Cash and cash equivalents, principally at estimated
 fair value (includes $2 and $21, respectively,
 relating to variable interest entities)................       1,993       1,098
Accrued investment income (includes $3 and $2,
 respectively, relating to variable interest entities)..       2,293       2,249
Premiums, reinsurance and other receivables (includes
 $2 and $7, respectively, relating to variable
 interest entities).....................................      23,439      23,637
Deferred policy acquisition costs and value of
 business acquired......................................       5,975       6,416
Other assets (includes $4 and $24, respectively,
 relating to variable interest entities)................       4,469       4,716
Separate account assets.................................     139,335     134,796
                                                         ----------- -----------
   Total assets......................................... $   458,218 $   432,783
                                                         =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits.................................. $   117,402 $   111,963
Policyholder account balances...........................      95,902      92,498
Other policy-related balances...........................       5,840       5,671
Policyholder dividends payable..........................         615         601
Policyholder dividend obligation........................       3,155       1,771
Payables for collateral under securities loaned and
 other transactions.....................................      24,167      21,096
Short-term debt.........................................         100         175
Long-term debt (includes $91 and $520, respectively,
 at estimated fair value, relating to variable
 interest entities).....................................       2,027       2,828
Current income tax payable..............................          44         365
Deferred income tax liability (includes $0 and $1,
 respectively, at estimated fair value, relating to
 variable interest entities)............................       3,835       1,785
Other liabilities (includes $17 and $31, respectively,
 relating to variable interest entities)................      33,447      32,180
Separate account liabilities............................     139,335     134,796
                                                         ----------- -----------
   Total liabilities....................................     425,869     405,729
                                                         ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.....................          --         774
                                                         ----------- -----------
Equity
Metropolitan Life Insurance Company stockholder's
 equity:
 Common stock, par value $0.01 per share;
   1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding...............................           5           5
 Additional paid-in capital.............................      14,448      14,515
 Retained earnings......................................      12,470       9,352
 Accumulated other comprehensive income (loss)..........       5,034       2,158
                                                         ----------- -----------
   Total Metropolitan Life Insurance Company
    stockholder's equity................................      31,957      26,030
Noncontrolling interests................................         392         250
                                                         ----------- -----------
     Total equity.......................................      32,349      26,280
                                                         ----------- -----------
     Total liabilities and equity....................... $   458,218 $   432,783
                                                         =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                         2014       2013       2012
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   21,384 $   20,475 $   19,880
Universal life and investment-type product policy fees...............      2,466      2,363      2,239
Net investment income................................................     11,893     11,785     11,852
Other revenues.......................................................      1,808      1,699      1,730
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......       (16)       (81)      (214)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................       (10)       (47)         22
 Other net investment gains (losses).................................        169        176      (138)
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................        143         48      (330)
 Net derivative gains (losses).......................................      1,037    (1,070)        675
                                                                      ---------- ---------- ----------
     Total revenues..................................................     38,731     35,300     36,046
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     23,855     23,032     22,269
Interest credited to policyholder account balances...................      2,174      2,253      2,390
Policyholder dividends...............................................      1,240      1,205      1,295
Other expenses.......................................................      6,071      5,988      6,394
                                                                      ---------- ---------- ----------
     Total expenses..................................................     33,340     32,478     32,348
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      5,391      2,822      3,698
Provision for income tax expense (benefit)...........................      1,532        681      1,055
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      3,859      2,141      2,643
Income (loss) from discontinued operations, net of income tax........        (3)          1         40
                                                                      ---------- ---------- ----------
Net income (loss)....................................................      3,856      2,142      2,683
Less: Net income (loss) attributable to noncontrolling interests.....        (5)        (7)          2
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    3,861 $    2,149 $    2,681
                                                                      ========== ========== ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                        2014      2013      2012
                                                                      --------- --------- ---------
Net income (loss).................................................... $   3,856 $   2,142 $   2,683
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     4,165   (3,337)     2,502
 Unrealized gains (losses) on derivatives............................     1,288     (691)     (241)
 Foreign currency translation adjustments............................      (44)        22      (30)
 Defined benefit plans adjustment....................................   (1,001)     1,191     (766)
                                                                      --------- --------- ---------
Other comprehensive income (loss), before income tax.................     4,408   (2,815)     1,465
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................   (1,532)       965     (511)
                                                                      --------- --------- ---------
Other comprehensive income (loss), net of income tax.................     2,876   (1,850)       954
                                                                      --------- --------- ---------
Comprehensive income (loss)..........................................     6,732       292     3,637
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................       (5)       (7)         2
                                                                      --------- --------- ---------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $   6,737 $     299 $   3,635
                                                                      ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              Total
                                                                           Metropolitan
                                                             Accumulated  Life Insurance
                                       Additional               Other        Company
                                Common  Paid-in   Retained  Comprehensive Stockholder's  Noncontrolling  Total
                                Stock   Capital   Earnings  Income (Loss)     Equity       Interests     Equity
                                ------ ---------- --------- ------------- -------------- -------------- ---------
Balance at December 31, 2011... $    5 $  14,506  $   6,973   $     3,054     $   24,538     $      182 $  24,720
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                1                                       1                        1
Dividends on common stock......                     (1,023)                      (1,023)                  (1,023)
Change in equity of
 noncontrolling interests......                                                       --            108       108
Net income (loss)..............                       2,681                        2,681              2     2,683
Other comprehensive income
 (loss), net of income tax.....                                       954            954                      954
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2012...      5    14,510      8,631         4,008         27,154            292    27,446
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                2                                       2                        2
Dividends on common stock......                     (1,428)                      (1,428)                  (1,428)
Change in equity of
 noncontrolling interests......                                                       --           (35)      (35)
Net income (loss)..............                       2,149                        2,149            (7)     2,142
Other comprehensive income
 (loss), net of income tax.....                                   (1,850)        (1,850)                  (1,850)
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2013...      5    14,515      9,352         2,158         26,030            250    26,280
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                4                                       4                        4
Returns of capital.............             (76)                                    (76)                     (76)
Excess tax benefits related to
 stock-based compensation......                5                                       5                        5
Dividends on common stock......                       (708)                        (708)                    (708)
Dividend of subsidiary
 (Note 3)......................                        (35)                         (35)                     (35)
Change in equity of
 noncontrolling interests......                                                       --            147       147
Net income (loss)..............                       3,861                        3,861            (5)     3,856
Other comprehensive income
 (loss), net of income tax.....                                     2,876          2,876             --     2,876
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2014... $    5 $  14,448  $  12,470   $     5,034     $   31,957     $      392 $  32,349
                                ====== =========  =========   ===========     ==========     ========== =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                           2014        2013        2012
                                                                                        ----------- ----------- -----------
Cash flows from operating activities
Net income (loss)...................................................................... $     3,856 $     2,142 $     2,683
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................         460         429         416
  Amortization of premiums and accretion of discounts associated with investments, net.       (664)       (738)       (698)
  (Gains) losses on investments and from sales of businesses, net......................       (138)        (49)         272
  (Gains) losses on derivatives, net...................................................       (902)       1,059       (561)
  (Income) loss from equity method investments, net of dividends or distributions......         374         195          42
  Interest credited to policyholder account balances...................................       2,174       2,253       2,390
  Universal life and investment-type product policy fees...............................     (2,466)     (2,363)     (2,239)
  Change in trading and fair value option securities...................................           2          25       (100)
  Change in accrued investment income..................................................         242         108          22
  Change in premiums, reinsurance and other receivables................................         711       (368)       (422)
  Change in deferred policy acquisition costs and value of business acquired, net......         271        (82)         359
  Change in income tax.................................................................         229         334        (28)
  Change in other assets...............................................................         465         471         361
  Change in insurance-related liabilities and policy-related balances..................       2,672       3,032       1,915
  Change in other liabilities..........................................................     (1,086)       (381)         170
  Other, net...........................................................................           1         (7)        (46)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) operating activities....................................       6,201       6,060       4,536
                                                                                        ----------- ----------- -----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................      63,068      71,396      52,889
  Equity securities....................................................................         186         206         245
  Mortgage loans.......................................................................      11,605      10,655       8,668
  Real estate and real estate joint ventures...........................................         976          87         721
  Other limited partnership interests..................................................         375         449         585
Purchases of:
  Fixed maturity securities............................................................    (69,256)    (70,760)    (62,136)
  Equity securities....................................................................       (173)       (461)       (393)
  Mortgage loans.......................................................................    (14,769)    (12,032)     (9,448)
  Real estate and real estate joint ventures...........................................     (1,876)     (1,427)     (1,447)
  Other limited partnership interests..................................................       (773)       (675)       (660)
Cash received in connection with freestanding derivatives..............................         740         560         634
Cash paid in connection with freestanding derivatives..................................     (1,050)     (1,171)       (443)
Dividend of subsidiary.................................................................        (49)          --          --
Receipts on loans to affiliates........................................................          75          --          --
Issuances of loans to affiliates.......................................................       (100)          --          --
Purchases of loans to affiliates.......................................................       (437)          --          --
Net change in policy loans.............................................................        (70)        (57)        (50)
Net change in short-term investments...................................................       1,472         900       (567)
Net change in other invested assets....................................................       (254)       (460)       (791)
Net change in property, equipment and leasehold improvements...........................       (140)        (76)        (71)
Other, net.............................................................................          17          --          --
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) investing activities.................................... $  (10,433) $   (2,866) $  (12,264)
                                                                                        ----------- ----------- -----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)


                                                                                         2014        2013        2012
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    54,902 $    50,018 $    61,647
  Withdrawals........................................................................    (51,210)    (52,020)    (56,373)
Net change in payables for collateral under securities loaned and other transactions.       3,071     (1,365)       2,181
Net change in short-term debt........................................................       (320)          75         (1)
Long-term debt issued................................................................           4         481          79
Long-term debt repaid................................................................       (390)        (27)        (81)
Cash received in connection with redeemable noncontrolling interests.................          --         774          --
Dividends on common stock............................................................       (708)     (1,428)     (1,023)
Other, net...........................................................................       (222)         (5)         611
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................       5,127     (3,497)       7,040
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................         895       (303)       (688)
Cash and cash equivalents, beginning of year.........................................       1,098       1,401       2,089
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,993 $     1,098 $     1,401
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest........................................................................... $       150 $       152 $       151
                                                                                      =========== =========== ===========
  Income tax......................................................................... $     1,304 $       822 $       842
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         4 $         3 $         3
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $         3 $        18 $       264
                                                                                      =========== =========== ===========
  Deconsolidation of MetLife Core Property Fund (see Note 8):
   Reduction of redeemable noncontrolling interests.................................. $       774 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of long-term debt....................................................... $       413 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of real estate and real estate joint ventures........................... $     1,132 $        -- $        --
                                                                                      =========== =========== ===========
  Issuance of short-term debt........................................................ $       245 $        -- $        --
                                                                                      =========== =========== ===========
  Returns of capital................................................................. $        76 $        -- $        --
                                                                                      =========== =========== ===========
  Disposal of subsidiary:
   Assets disposed................................................................... $        69 $        -- $        --
   Liabilities disposed..............................................................        (34)          --          --
                                                                                      ----------- ----------- -----------
   Net assets disposed...............................................................          35          --          --
   Cash disposed.....................................................................        (49)          --          --
   Dividend of interests in subsidiary...............................................          14          --          --
                                                                                      ----------- ----------- -----------
   Loss on dividend of interests in subsidiary....................................... $        -- $        -- $        --
                                                                                      =========== =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company early adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported in the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2014 presentation. Certain derivatives (gains) losses were previously reported in: (i) (gains) losses on investments and from sales of businesses, net; and (ii) other, net and were reclassified to (gains) losses on derivatives, net. The following table presents such reclassifications, all within cash flows from operating activities, in the consolidated statements of cash flows:

                                                                 Years Ended December 31,
                                                                 -----------------------
                                                                    2013         2012
-                                                                -------      -------
                                                                  (In millions)
(Gains) losses on investments and from sales of businesses, net. $(1,161)      $ 460
Other, net...................................................... $   102       $ 101
(Gains) losses on derivatives, net.............................. $ 1,059       $(561)

   Additionally, certain amounts in the prior years' footnotes have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Goodwill                                                                              11
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Historic actual and expected future
    non-dividend-paying traditional       gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively Traded Securities") and investments for which the fair value option ("FVO") has been elected ("FVO Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.
    . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.
    . Funds withheld which represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in operating joint ventures that engage in insurance underwriting activities and are accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc, has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
  .  the jurisdiction in which the deferred tax asset was generated;
  . the length of time that carryforward can be utilized in the various taxing jurisdiction;
  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.3 billion and $1.2 billion at December 31, 2014 and 2013, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $721 million and $667 million at December 31, 2014 and 2013, respectively. Related depreciation and amortization expense was $123 million, $115 million and $121 million for the years ended December 31, 2014, 2013 and 2012, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.0 billion at December 31, 2014 and 2013, respectively. Accumulated amortization of capitalized software was $882 million and $739 million at December 31, 2014 and 2013, respectively. Related amortization expense was $145 million, $144 million and $143 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2014, the FASB issued new guidance on transfers and servicing ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, Investments -- Equity Method and Joint Ventures (Topic 323):
Accounting for Investments in Qualified Affordable Housing Projects), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the statement of operations as a component of income tax expense (benefit). The adoption of this new guidance will not have an impact on the Company's consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment ("AD&D") coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers LTC, critical illness and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients, as well as direct and digital marketing products), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2014, 2013 and 2012 and at December 31, 2014 and 2013. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

   MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife, Inc.'s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Effective January 1, 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, including revising the Company's capital allocation methodology. The changes will be applied retrospectively beginning with the first quarter of 2015. The changes will not impact total consolidated operating earnings or net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                  Operating Results
                                                   ------------------------------------------------
                                                              Group,
                                                            Voluntary  Corporate
                                                            & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2014                        Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums.......................................... $  4,081  $14,381    $ 2,794  $    128  $ 21,384  $     --    $   21,384
Universal life and investment-type product policy
 fees.............................................    1,505      716        191        --     2,412        54         2,466
Net investment income.............................    5,402    1,783      4,892       288    12,365     (472)        11,893
Other revenues....................................      430      415        287       676     1,808        --         1,808
Net investment gains (losses).....................       --       --         --        --        --       143           143
Net derivative gains (losses).....................       --       --         --        --        --     1,037         1,037
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total revenues..................................   11,418   17,295      8,164     1,092    37,969       762        38,731
                                                   --------  -------    -------  --------  --------  --------    ----------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................    6,379   13,823      4,771        77    25,050        45        25,095
Interest credited to policyholder account
 balances.........................................      988      155      1,020        --     2,163        11         2,174
Capitalization of DAC.............................    (376)     (17)       (30)       (1)     (424)        --         (424)
Amortization of DAC and VOBA......................      536       26         17        --       579       116           695
Interest expense on debt..........................        6        2         10       132       150         1           151
Other expenses....................................    1,797    2,135        492     1,231     5,655       (6)         5,649
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total expenses..................................    9,330   16,124      6,280     1,439    33,173       167        33,340
                                                   --------  -------    -------  --------  --------  --------    ----------
Provision for income tax expense (benefit)........      733      430        659     (500)     1,322       210         1,532
                                                   --------  -------    -------  --------  --------              ----------
Operating earnings................................ $  1,355  $   741    $ 1,225  $    153     3,474
                                                   ========  =======    =======  ========
Adjustments to:...................................
  Total revenues..................................                                              762
  Total expenses..................................                                            (167)
  Provision for income tax (expense) benefit......                                            (210)
                                                                                           --------
Income (loss) from continuing operations, net of
 income tax.......................................                                         $  3,859              $    3,859
                                                                                           ========              ==========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  180,572 $  43,161  $  205,088 $  29,397 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2013                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,992  $ 13,732  $  2,675  $     76  $ 20,475  $      --   $  20,475
Universal life and investment-type product
 policy fees...............................    1,397       688       211        --     2,296         67       2,363
Net investment income......................    5,385     1,790     4,611       431    12,217      (432)      11,785
Other revenues.............................      328       404       273       694     1,699         --       1,699
Net investment gains (losses)..............       --        --        --        --        --         48          48
Net derivative gains (losses)..............       --        --        --        --        --    (1,070)     (1,070)
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total revenues...........................   11,102    16,614     7,770     1,201    36,687    (1,387)      35,300
                                            --------  --------  --------  --------  --------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,246    13,191     4,723        67    24,227         10      24,237
Interest credited to policyholder account
 balances..................................      988       156     1,092        --     2,236         17       2,253
Capitalization of DAC......................    (517)      (20)      (25)        --     (562)         --       (562)
Amortization of DAC and VOBA...............      447        25        19        --       491      (230)         261
Interest expense on debt...................        5         1        10       134       150          3         153
Other expenses.............................    2,280     1,988       489     1,348     6,105         31       6,136
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total expenses...........................    9,449    15,341     6,308     1,549    32,647      (169)      32,478
                                            --------  --------  --------  --------  --------  ---------   ---------
Provision for income tax expense (benefit).      579       446       512     (421)     1,116      (435)         681
                                            --------  --------  --------  --------  --------              ---------
Operating earnings......................... $  1,074  $    827  $    950  $     73     2,924
                                            ========  ========  ========  ========
Adjustments to:
  Total revenues...........................                                          (1,387)
  Total expenses...........................                                              169
  Provision for income tax (expense)
   benefit.................................                                              435
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,141              $   2,141
                                                                                    ========              =========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2013            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets...... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities. $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2012                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,997  $13,274    $ 2,608  $      1  $ 19,880  $     --     $ 19,880
Universal life and investment-type product
 policy fees...............................    1,332      663        194        --     2,189        50        2,239
Net investment income......................    5,384    1,680      4,519       554    12,137     (285)       11,852
Other revenues.............................      265      398        252       815     1,730        --        1,730
Net investment gains (losses)..............       --       --         --        --        --     (330)        (330)
Net derivative gains (losses)..............       --       --         --        --        --       675          675
                                            --------  -------    -------  --------  --------  --------     --------
  Total revenues...........................   10,978   16,015      7,573     1,370    35,936       110       36,046
                                            --------  -------    -------  --------  --------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,294   12,580      4,552       (1)    23,425       139       23,564
Interest credited to policyholder account
 balances..................................    1,002      167      1,192        --     2,361        29        2,390
Capitalization of DAC......................    (584)     (24)       (24)        --     (632)        --        (632)
Amortization of DAC and VOBA...............      656       29         12         2       699       292          991
Interest expense on debt...................        5        1          9       133       148         4          152
Other expenses.............................    2,341    1,901        438     1,196     5,876         7        5,883
                                            --------  -------    -------  --------  --------  --------     --------
  Total expenses...........................    9,714   14,654      6,179     1,330    31,877       471       32,348
                                            --------  -------    -------  --------  --------  --------     --------
Provision for income tax expense (benefit).      442      477        488     (236)     1,171     (116)        1,055
                                            --------  -------    -------  --------  --------               --------
Operating earnings......................... $    822  $   884    $   906  $    276     2,888
                                            ========  =======    =======  ========
Adjustments to:
  Total revenues...........................                                              110
  Total expenses...........................                                            (471)
  Provision for income tax (expense)
   benefit.................................                                              116
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,643               $  2,643
                                                                                    ========               ========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2014      2013      2012
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance................ $  13,865 $  13,482 $  13,424
          Accident and health insurance.     7,247     6,873     6,458
          Annuities.....................     4,352     4,007     3,800
          Non-insurance.................       194       175       167
                                         --------- --------- ---------
           Total........................ $  25,658 $  24,537 $  23,849
                                         ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.8 billion, $2.5 billion and $2.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively, which represented 11%, 10% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2014, 2013 and 2012.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                 -------------------
                                                   2014      2013
                                                 --------- ---------
                                                    (In millions)
           Retail............................... $  91,868 $  91,575
           Group, Voluntary & Worksite Benefits.    28,805    28,035
           Corporate Benefit Funding............    97,953    89,941
           Corporate & Other....................       518       581
                                                 --------- ---------
            Total............................... $ 219,144 $ 210,132
                                                 ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 11%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2014 and 2013. Participating policies represented 27%, 28% and 29% of gross life insurance premiums for the years ended
December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                      Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and Variable
                                  Annuity Contracts    Life Contracts
                                  ----------------- ---------------------
                                                    Secondary    Paid-Up
                                   GMDBs    GMIBs   Guarantees  Guarantees  Total
                                  -------- -------- ----------  ---------- --------
                                                   (In millions)
Direct
Balance at January 1, 2012....... $     84 $    158   $    261     $    58 $    561
Incurred guaranteed benefits.....       31      174         79          10      294
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....      109      332        340          68      849
Incurred guaranteed benefits.....       44       58         77           6      185
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      148      390        417          74    1,029
Incurred guaranteed benefits.....       51       68        124           8      251
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    196 $    458   $    541     $    82 $  1,277
                                  ======== ========   ========     ======= ========
Ceded
Balance at January 1, 2012....... $     62 $     52   $    212     $    41 $    367
Incurred guaranteed benefits.....       30       58         53           6      147
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       86      110        265          47      508
Incurred guaranteed benefits.....       39       14         49           4      106
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      120      124        314          51      609
Incurred guaranteed benefits (1).     (80)    (100)        (9)           6    (183)
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $     37 $     24   $    305     $    57 $    423
                                  ======== ========   ========     ======= ========
Net
Balance at January 1, 2012....... $     22 $    106   $     49     $    17 $    194
Incurred guaranteed benefits.....        1      116         26           4      147
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       23      222         75          21      341
Incurred guaranteed benefits.....        5       44         28           2       79
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....       28      266        103          23      420
Incurred guaranteed benefits.....      131      168        133           2      434
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    159 $    434   $    236     $    25 $    854
                                  ======== ========   ========     ======= ========

--------

(1)See Note 6.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2014      2013
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,995 $  24,915
                      Balanced........    22,759    22,481
                      Bond............     4,561     4,551
                      Money Market....       150       179
                                       --------- ---------
                       Total.......... $  52,465 $  52,126
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct and assumed business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier and Other Annuities

   Two tier annuities are defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. Other annuities are defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2014                         2013
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $    62,810    $    29,474   $    62,763    $    28,934
Separate account value..................  $    51,077    $    28,347   $    50,700    $    27,738
Net amount at risk......................  $       702    $       244   $       641    $       123
Average attained age of contractholders.     65 years       63 years      64 years       62 years
Two Tier and Other Annuities
Account value...........................          N/A    $       456           N/A    $       397
Net amount at risk......................          N/A    $       153           N/A    $       123
Average attained age of contractholders.          N/A       55 years           N/A       54 years

                                                               December 31,
                                              -----------------------------------------------
                                                       2014                    2013
                                              ----------------------- -----------------------
                                              Secondary    Paid-Up    Secondary    Paid-Up
                                              Guarantees  Guarantees  Guarantees  Guarantees
                                              ----------- ----------- ----------- -----------
                                                               (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account). $     8,213 $     1,091 $     7,871 $     1,125
Net amount at risk........................... $    78,758 $     8,164 $    81,888 $     8,701
Average attained age of policyholders........    54 years    60 years    53 years    59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2014, 2013 and 2012, the Company issued $36.7 billion, $26.8 billion and $24.7 billion, respectively, and repaid $31.7 billion, $25.1 billion and $21.5 billion, respectively, of such funding

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

agreements. At December 31, 2014 and 2013, liabilities for funding agreements outstanding, which are included in PABs, were $30.3 billion and $26.0 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                            December 31,
                                       ----------------------
                                          2014        2013
                                       ----------- ----------
                                           (In millions)
                   FHLB of NY......... $       661 $      700
                   FHLB of Des Moines. $        50 $       50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2014      2013        2014          2013
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,570 $  12,770 $  15,255 (2) $  14,287 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,932 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,141 (2) $   1,118 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2014     2013     2012
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  7,022 $  6,826 $  6,622
           Less: Reinsurance recoverables.      290      301      324
                                           -------- -------- --------
          Net balance at January 1,.......    6,732    6,525    6,298
                                           -------- -------- --------
          Incurred related to:
           Current year...................    5,099    4,762    4,320
           Prior years (1)................       --     (12)     (42)
                                           -------- -------- --------
             Total incurred...............    5,099    4,750    4,278
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,228)  (3,035)  (2,626)
           Prior years....................  (1,579)  (1,508)  (1,425)
                                           -------- -------- --------
             Total paid...................  (4,807)  (4,543)  (4,051)
                                           -------- -------- --------
          Net balance at December 31,.....    7,024    6,732    6,525
           Add: Reinsurance recoverables..      286      290      301
                                           -------- -------- --------
          Balance at December 31,......... $  7,310 $  7,022 $  6,826
                                           ======== ======== ========

--------

(1)During 2014, there were no changes to claims and claim adjustment expenses associated with prior years. During 2013 and 2012, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and AD&D claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.8 billion and $83.1 billion at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $55.5 billion and $51.7 billion at December 31, 2014 and 2013, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.25% and 2.23% at December 31, 2014 and 2013, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2014      2013      2012
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  6,338  $  5,752  $  6,244
Capitalizations..................................................      424       562       632
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (104)      227      (270)
 Other expenses..................................................     (583)     (478)     (709)
                                                                  --------  --------  --------
   Total amortization............................................     (687)     (251)     (979)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................     (170)      495      (145)
Other (1)........................................................       --      (220)       --
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,905     6,338     5,752
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       78        80        97
Amortization related to:
 Other expenses..................................................       (8)      (10)      (12)
                                                                  --------  --------  --------
   Total amortization............................................       (8)      (10)      (12)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       --         8        (5)
                                                                  --------  --------  --------
Balance at December 31,..........................................       70        78        80
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  5,975  $  6,416  $  5,832
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2014     2013
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,544 $  5,990
            Group, Voluntary & Worksite Benefits.      324      333
            Corporate Benefit Funding............      106       93
            Corporate & Other....................        1       --
                                                  -------- --------
             Total............................... $  5,975 $  6,416
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                                 Years Ended December 31,
                                                 ------------------------
                                                  2014     2013    2012
                                                  ------  ------  ------
                                                    (In millions)
           DSI
           Balance at January 1,................ $  175   $  180  $  184
           Capitalization.......................     10       15      22
           Amortization.........................   (28)     (20)    (26)
           Unrealized investment gains (losses).   (35)       --      --
                                                  ------  ------  ------
           Balance at December 31,.............. $  122   $  175  $  180
                                                  ======  ======  ======
           VODA and VOCRA
           Balance at January 1,................ $  325   $  353  $  378
           Amortization.........................   (30)     (28)    (25)
                                                  ------  ------  ------
           Balance at December 31,.............. $  295   $  325  $  353
                                                  ======  ======  ======
           Accumulated amortization............. $  162   $  132  $  104
                                                  ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2015.......................... $            9 $          30
          2016.......................... $            4 $          30
          2017.......................... $            5 $          28
          2018.......................... $            5 $          26
          2019.......................... $            5 $          24

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by certain affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2014       2013       2012
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  20,963  $  20,290  $  19,821
Reinsurance assumed...........................................     1,673      1,469      1,350
Reinsurance ceded.............................................    (1,252)    (1,284)    (1,291)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,384  $  20,475  $  19,880
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,029  $   2,913  $   2,763
Reinsurance assumed...........................................        48         41         39
Reinsurance ceded.............................................      (611)      (591)      (563)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,466  $   2,363  $   2,239
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $   1,040  $     970  $     887
Reinsurance assumed...........................................         2         (2)        (6)
Reinsurance ceded.............................................       766        731        849
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,808  $   1,699  $   1,730
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  23,978  $  23,305  $  22,677
Reinsurance assumed...........................................     1,416      1,225      1,208
Reinsurance ceded.............................................    (1,539)    (1,498)    (1,616)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  23,855  $  23,032  $  22,269
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,227  $   2,322  $   2,455
Reinsurance assumed...........................................        35         35         33
Reinsurance ceded.............................................       (88)      (104)       (98)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,174  $   2,253  $   2,390
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,132  $   5,028  $   5,328
Reinsurance assumed...........................................       399        427        479
Reinsurance ceded.............................................       540        533        587
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,071  $   5,988  $   6,394
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                              ----------------------------------------------------------------------------------
                                                2014                                      2013
                              ----------------------------------------- ----------------------------------------
                                                                Total                                    Total
                                                               Balance                                  Balance
                                Direct    Assumed    Ceded      Sheet     Direct   Assumed    Ceded      Sheet
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
                                                                (In millions)
Assets
Premiums, reinsurance and
 other receivables........... $    1,711 $     649 $  21,079  $  23,439 $    1,700 $    527 $  21,410  $  23,637
Deferred policy acquisition
 costs and value of business
 acquired....................      6,002       391      (418)     5,975      6,567      330      (481)     6,416
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total assets............... $    7,713 $   1,040 $  20,661  $  29,414 $    8,267 $    857 $  20,929  $  30,053
                              ========== ========= =========  ========= ========== ======== =========  =========
Liabilities
Future policy benefits....... $  115,143 $   2,259 $      --  $ 117,402 $  110,072 $  1,891 $      --  $ 111,963
Policyholder account
 balances....................     95,601       301        --     95,902     92,246      252        --     92,498
Other policy-related
 balances....................      5,353       455        32      5,840      5,416      294       (39)     5,671
Other liabilities............     10,350     7,020    16,077     33,447      8,690    7,046    16,444     32,180
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total liabilities.......... $  226,447 $  10,035 $  16,109  $ 252,591 $  216,424 $  9,483 $  16,405  $ 242,312
                              ========== ========= =========  ========= ========== ======== =========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion at both December 31, 2014 and 2013. The deposit liabilities on reinsurance were $6.8 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2014    2013     2012
                                                             ------  ------  --------
                                                                   (In millions)
Premiums
Reinsurance assumed......................................... $  681  $  451  $    319
Reinsurance ceded...........................................    (36)    (45)      (54)
                                                             ------  ------  --------
 Net premiums............................................... $  645  $  406  $    265
                                                             ======  ======  ========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $   48  $   40  $     39
Reinsurance ceded...........................................   (240)   (221)     (216)
                                                             ------  ------  --------
 Net universal life and investment-type product policy fees. $ (192) $ (181) $   (177)
                                                             ======  ======  ========
Other revenues
Reinsurance assumed......................................... $    2  $   (2) $     (6)
Reinsurance ceded...........................................    713     675       790
                                                             ------  ------  --------
 Net other revenues......................................... $  715  $  673  $    784
                                                             ======  ======  ========
Policyholder benefits and claims
Reinsurance assumed......................................... $  623  $  402  $    334
Reinsurance ceded...........................................   (197)   (144)     (177)
                                                             ------  ------  --------
 Net policyholder benefits and claims....................... $  426  $  258  $    157
                                                             ======  ======  ========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $   33  $   31  $     30
Reinsurance ceded...........................................    (88)   (102)      (98)
                                                             ------  ------  --------
 Net interest credited to policyholder account balances..... $  (55) $  (71) $    (68)
                                                             ======  ======  ========
Other expenses
Reinsurance assumed......................................... $  298  $  326  $    357
Reinsurance ceded...........................................    680     653       789
                                                             ------  ------  --------
 Net other expenses......................................... $  978  $  979  $  1,146
                                                             ======  ======  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2014                2013
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    257 $  15,453  $    109 $  15,748
Deferred policy acquisition costs and value of business
  acquired..............................................      370      (231)      309      (273)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    627 $  15,222  $    418 $  15,475
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,146 $      --  $    761 $      --
Policyholder account balances...........................      288        --       239        --
Other policy-related balances...........................      264        32        67       (39)
Other liabilities.......................................    6,610    13,545     6,606    14,044
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,308 $  13,577  $  7,673 $  14,005
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by $20 million and ($11) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($39) million, $40 million and ($9) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $657 million and ($62) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivatives were $497 million, ($1.7) billion and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.1 billion and $709 million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivative were ($389) million, $664 million and $135 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services (the "Department of Financial Services") approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

    . Effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million, in future policy benefits of $128 million and in cash and cash equivalents and total investments of $494 million received from MICC.

    . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

    . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

    . Effective November 1, 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million and in cash and cash equivalents paid to First MetLife of $218 million.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.2 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion and $11.8 billion at December 31, 2014 and 2013, respectively. The deposit liabilities on affiliated reinsurance were $6.7 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                       December 31,
                                                                                   --------------------
                                                                                      2014       2013
                                                                                   ---------  ---------
                                                                                       (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  41,667  $  42,076
Other policy-related balances.....................................................       265        298
Policyholder dividends payable....................................................       461        456
Policyholder dividend obligation..................................................     3,155      1,771
Current income tax payable........................................................         1         18
Other liabilities.................................................................       646        582
                                                                                   ---------  ---------
   Total closed block liabilities.................................................    46,195     45,201
                                                                                   ---------  ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    29,199     28,374
 Equity securities available-for-sale, at estimated fair value....................        91         86
 Mortgage loans...................................................................     6,076      6,155
 Policy loans.....................................................................     4,646      4,669
 Real estate and real estate joint ventures.......................................       666        492
 Other invested assets............................................................     1,065        814
                                                                                   ---------  ---------
   Total investments..............................................................    41,743     40,590
Cash and cash equivalents.........................................................       227        238
Accrued investment income.........................................................       477        477
Premiums, reinsurance and other receivables.......................................        67         98
Deferred income tax assets........................................................       289        293
                                                                                   ---------  ---------
   Total assets designated to the closed block....................................    42,803     41,696
                                                                                   ---------  ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,392      3,505
                                                                                   ---------  ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     2,291      1,502
 Unrealized gains (losses) on derivatives, net of income tax......................        28         (3)
 Allocated to policyholder dividend obligation, net of income tax.................    (2,051)    (1,151)
                                                                                   ---------  ---------
   Total amounts included in AOCI.................................................       268        348
                                                                                   ---------  ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,660  $   3,853
                                                                                   =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                Years Ended December 31,
                                                               ---------------------------
                                                                 2014     2013      2012
                                                               -------- --------  --------
                                                                      (In millions)
Balance at January 1,......................................... $  1,771 $  3,828  $  2,919
Change in unrealized investment and derivative gains (losses).    1,384   (2,057)      909
                                                               -------- --------  --------
Balance at December 31,....................................... $  3,155 $  1,771  $  3,828
                                                               ======== ========  ========

  Information regarding the closed block revenues and expenses was as follows:

                                                                               Years Ended December 31,
                                                                               ---------------------
                                                                                2014     2013    2012
                                                                               ------   ------  ------
                                                                                   (In millions)
Revenues
Premiums...................................................................... $1,918   $1,987  $2,139
Net investment income.........................................................  2,093    2,130   2,188
Net investment gains (losses).................................................      7       25      61
Net derivative gains (losses).................................................     20       (6)    (12)
                                                                               ------   ------  ------
 Total revenues...............................................................  4,038    4,136   4,376
                                                                               ------   ------  ------
Expenses
Policyholder benefits and claims..............................................  2,598    2,702   2,783
Policyholder dividends........................................................    988      979   1,072
Other expenses................................................................    155      165     179
                                                                               ------   ------  ------
 Total expenses...............................................................  3,741    3,846   4,034
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    297      290     342
Provision for income tax expense (benefit)....................................    104      101     120
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit) from
  continuing operations.......................................................    193      189     222
Revenues, net of expenses and provision for income tax expense (benefit) from
  discontinued operations.....................................................     --       --      10
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  193   $  189  $  232
                                                                               ======   ======  ======

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                          December 31, 2014                                 December 31, 2013
                           ------------------------------------------------ -------------------------------------------------
                                           Gross Unrealized                                 Gross Unrealized
                            Cost or   -------------------------- Estimated   Cost or   --------------------------  Estimated
                           Amortized            Temporary  OTTI    Fair     Amortized            Temporary  OTTI     Fair
                             Cost       Gains    Losses   Losses   Value      Cost       Gains    Losses   Losses    Value
                           ---------- --------- --------- ------ ---------- ---------- --------- --------- ------  ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate............ $   59,532 $   6,246 $    421  $  --  $   65,357 $   60,244 $   4,678 $     693 $   --  $   64,229
U.S. Treasury and agency..     34,391     4,698       19     --      39,070     29,508     1,730       694     --      30,544
Foreign corporate.........     28,395     1,934      511     --      29,818     27,082     1,959       285     --      28,756
RMBS......................     26,893     1,493      157     66      28,163     24,119     1,109       368    150      24,710
ABS (1)...................      8,206       102       82     --       8,226      7,789       151       117     (1)      7,824
CMBS......................      7,705       241       33     --       7,913      8,203       262        89     --       8,376
State and political
 subdivision..............      5,329     1,197        6     --       6,520      5,386       467        76     --       5,777
Foreign government........      3,153       761       70     --       3,844      3,040       597       107     --       3,530
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total fixed maturity
  securities.............. $  173,604 $  16,672 $  1,299  $  66  $  188,911 $  165,371 $  10,953 $   2,429 $  149  $  173,746
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========
Equity securities
Common stock.............. $    1,236 $     142 $     26  $  --  $    1,352 $    1,070 $      97 $       3 $   --  $    1,164
Non-redeemable preferred
 stock....................        690        53       30     --         713        743        62        77     --         728
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total equity securities.. $    1,926 $     195 $     56  $  --  $    2,065 $    1,813 $     159 $      80 $   --  $    1,892
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $6 million and $38 million with unrealized gains (losses) of $5 million and $12 million at December 31, 2014 and 2013, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $  5,841  $  5,902  $  6,411  $  6,516
Due after one year through five years......   36,600    38,115    34,696    36,556
Due after five years through ten years.....   39,257    41,519    35,725    38,347
Due after ten years........................   49,102    59,073    48,428    51,417
                                            --------  --------  --------  --------
   Subtotal................................  130,800   144,609   125,260   132,836
Structured securities (RMBS, ABS and CMBS).   42,804    44,302    40,111    40,910
                                            --------  --------  --------  --------
   Total fixed maturity securities......... $173,604  $188,911  $165,371  $173,746
                                            ========  ========  ========  ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2014                         December 31, 2013
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,950   $  260   $  2,251    $  161   $   8,512  $    426  $  1,948    $  267
U.S. Treasury and agency.........     3,933        6        982        13      10,077       687        33         7
Foreign corporate................     7,052      397      1,165       114       4,217       176       952       109
RMBS.............................     3,141       63      1,900       160       8,194       291     1,675       227
ABS..............................     3,147       45        732        37       1,701        28       530        88
CMBS.............................       772       20        461        13       2,022        74       221        15
State and political subdivision..        26       --         76         6         737        44        92        32
Foreign government...............       327       32        265        38         763        94        54        13
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total fixed maturity
   securities.................... $  27,348   $  823   $  7,832    $  542   $  36,223  $  1,820  $  5,505    $  758
                                  =========   ======   ========    ======   =========  ========  ========    ======
Equity securities
Common stock..................... $      98   $   26   $      1    $   --   $      37  $      3  $     --    $   --
Non-redeemable preferred
 stock...........................        32       --        139        30         222        41       125        36
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total equity securities........ $     130   $   26   $    140    $   30   $     259  $     44  $    125    $   36
                                  =========   ======   ========    ======   =========  ========  ========    ======
Total number of securities in an
 unrealized loss position........     1,997                 642                 2,211                 469
                                  =========            ========             =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

 . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

 . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

 . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

 . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $1.2 billion during the year ended December 31, 2014 from $2.6 billion to $1.4 billion. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads.

    At December 31, 2014, $67 million of the total $1.4 billion of gross unrealized losses were from 27 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $24 million, or 36%, were related to gross unrealized losses on 12 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $43 million, or 64%, were related to gross unrealized losses on 15 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $24 million during the year ended December 31, 2014 from $80 million to $56 million. Of the $56 million, $23 million were from six equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 26% were rated A or better.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                      December 31,
                                                     ----------------------------------------------
                                                              2014                    2013
                                                     ---------------------  -----------------------
                                                       Carrying     % of      Carrying
                                                         Value      Total       Value     % of Total
                                                     ------------- -------  ------------- ----------
                                                     (In millions)          (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  32,482     66.2%    $  33,072       71.9%
 Agricultural.......................................      11,033      22.5       11,025        24.0
 Residential........................................       5,494      11.2        1,858         4.0
                                                       ---------   -------    ---------    --------
   Subtotal (1).....................................      49,009      99.9       45,955        99.9
 Valuation allowances...............................        (258)    (0.5)         (272)      (0.6)
                                                       ---------   -------    ---------    --------
   Subtotal mortgage loans held-for-investment, net.      48,751      99.4       45,683        99.3
 Residential -- FVO.................................         308       0.6          338         0.7
                                                       ---------   -------    ---------    --------
   Total mortgage loans held-for-investment, net....      49,059     100.0       46,021       100.0
 Mortgage loans held-for-sale.......................          --        --            3          --
                                                       ---------   -------    ---------    --------
   Total mortgage loans, net........................   $  49,059     100.0%   $  46,024       100.0%
                                                       =========   =======    =========    ========

--------

(1)Purchases of mortgage loans were $4.7 billion and $2.2 billion for the years ended December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   Mortgage loans held-for-investment by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                                      Evaluated Collectively
                                Evaluated Individually for Credit Losses                for Credit Losses      Impaired Loans
                   ------------------------------------------------------------------ ---------------------  -------------------
                      Impaired Loans with a Valuation      Impaired Loans without a
                                 Allowance                    Valuation Allowance
                   -------------------------------------- ---------------------------
                                                                                                                       Average
                   Unpaid Principal  Recorded  Valuation  Unpaid Principal  Recorded   Recorded   Valuation  Carrying  Recorded
                       Balance      Investment Allowances     Balance      Investment Investment  Allowances  Value   Investment
                   ---------------- ---------- ---------- ---------------- ---------- ----------  ---------- -------- ----------
                                                                  (In millions)
December 31, 2014
Commercial........      $   75        $   75     $  24         $   84        $   84   $  32,323     $  158    $  135    $  298
Agricultural......          47            45         2             14            13      10,975         33        56        76
Residential.......          --            --        --             40            37       5,457         41        37        17
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  122        $  120     $  26         $  138        $  134   $  48,755     $  232    $  228    $  391
                        ======        ======     =====         ======        ======   =========     ======    ======    ======
December 31, 2013
Commercial........      $  173        $  169     $  49         $  247        $  246   $  32,657     $  164    $  366    $  430
Agricultural......          64            62         7             35            34      10,929         33        89       151
Residential.......          --            --        --              5             4       1,854         19         4         2
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  237        $  231     $  56         $  287        $  284   $  45,440     $  216    $  459    $  583
                        ======        ======     =====         ======        ======   =========     ======    ======    ======

   The average recorded investment for commercial, agricultural and residential mortgage loans was $384 million, $201 million and $0, respectively, for the year ended December 31, 2012.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial Agricultural Residential  Total
                                  ---------- ------------ ----------- --------
                                                 (In millions)
  Balance at January 1, 2012.....  $    318    $    75      $    --   $    393
  Provision (release)............      (50)          2           --       (48)
  Charge-offs, net of recoveries.      (12)       (24)           --       (36)
  Transfers to held-for-sale.....        --        (5)           --        (5)
                                   --------    -------      -------   --------
  Balance at December 31, 2012...       256         48           --        304
  Provision (release)............      (43)          3           19       (21)
  Charge-offs, net of recoveries.        --       (11)           --       (11)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2013...       213         40           19        272
  Provision (release)............       (8)        (4)           27         15
  Charge-offs, net of recoveries.      (23)        (1)          (5)       (29)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2014...  $    182    $    35      $    41   $    258
                                   ========    =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows at:

                                     Recorded Investment
                       ------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                       -------------------------------           % of       Fair      % of
                        > 1.20x  1.00x - 1.20x < 1.00x   Total   Total      Value     Total
                       --------- ------------- ------- --------- ------ ------------- ------
                                     (In millions)                      (In millions)
December 31, 2014
Loan-to-value ratios:
Less than 65%......... $  26,810   $    746    $  761  $  28,317  87.2%   $  29,860    87.7%
65% to 75%............     2,783        391        86      3,260   10.0       3,322      9.8
76% to 80%............       109         --         8        117    0.4         121      0.3
Greater than 80%......       384        256       148        788    2.4         736      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,086   $  1,393    $1,003  $  32,482 100.0%   $  34,039   100.0%
                       =========   ========    ======  ========= ======   =========   ======
December 31, 2013
Loan-to-value ratios:
Less than 65%......... $  24,585   $    476    $  596  $  25,657  77.6%   $  26,900    78.4%
65% to 75%............     5,219        438       104      5,761   17.4       5,852     17.1
76% to 80%............       444        157       189        790    2.4         776      2.3
Greater than 80%......       583        205        76        864    2.6         769      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,831   $  1,276    $  965  $  33,072 100.0%   $  34,297   100.0%
                       =========   ========    ======  ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2014                   2013
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,462      94.8%   $  10,165      92.2%
      65% to 75%............         469        4.2         659        6.0
      76% to 80%............          17        0.2          84        0.8
      Greater than 80%......          85        0.8         117        1.0
                               ---------   --------   ---------   --------
       Total................   $  11,033     100.0%   $  11,025     100.0%
                               =========   ========   =========   ========

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.4 billion and $11.3 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment were as follows at:

                                              December 31,
                              ---------------------------------------------
                                      2014                   2013
                              -------------------- ------------------------
                                Recorded    % of     Recorded
                               Investment   Total   Investment   % of Total
                              ------------- ------ ------------- ----------
                              (In millions)        (In millions)
     Performance indicators:
     Performing..............   $  5,345     97.3%   $  1,812        97.5%
     Nonperforming...........        149       2.7         46          2.5
                                --------    ------   --------     --------
      Total..................   $  5,494    100.0%   $  1,858       100.0%
                                ========    ======   ========     ========

   The estimated fair value of residential mortgage loans held-for-investment was $5.6 billion and $1.8 billion at December 31, 2014 and 2013, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --             $  --            $   75            $  169
Agricultural.           1                44                41                47
Residential..         149                46               149                46
                   ------             -----            ------            ------
 Total.......      $  150             $  90            $  265            $  262
                   ======             =====            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2014 and 2013, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged and direct financing leases.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                                December 31,
                                                   ---------------------------------------
                                                          2014                2013
                                                   ------------------- -------------------
                                                              Direct              Direct
                                                   Leveraged Financing Leveraged Financing
                                                    Leases    Leases    Leases    Leases
                                                   --------- --------- --------- ---------
                                                                (In millions)
Rental receivables, net........................... $  1,320   $  406   $  1,393   $  413
Estimated residual values.........................      827       57        853       52
                                                   --------   ------   --------   ------
   Subtotal.......................................    2,147      463      2,246      465
Unearned income...................................    (686)    (178)      (742)    (177)
                                                   --------   ------   --------   ------
   Investment in leases, net of non-recourse debt. $  1,461   $  285   $  1,504   $  288
                                                   ========   ======   ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 22 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.4 billion at December 31, 2014 and 2013, respectively.

   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                        Years Ended December 31,
                                       -----------------------------------------------------------
                                              2014                2013                2012
                                       ------------------- ------------------- -------------------
                                                  Direct              Direct              Direct
                                       Leveraged Financing Leveraged Financing Leveraged Financing
                                        Leases    Leases    Leases    Leases    Leases    Leases
                                       --------- --------- --------- --------- --------- ---------
                                                              (In millions)
Income from investment in leases......  $   51    $   19    $   60    $   17    $   34    $   15
Less: Income tax expense on leases....      18         7        21         6        12         5
                                        ------    ------    ------    ------    ------    ------
   Investment income after income tax.  $   33    $   12    $   39    $   11    $   22    $   10
                                        ======    ======    ======    ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $790 million at December 31, 2014 and 2013, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2014      2013     2012
                                                                        --------- -------- ---------
                                                                               (In millions)
Fixed maturity securities.............................................. $  15,374 $  8,521 $  19,120
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (66)    (149)     (256)
                                                                        --------- -------- ---------
 Total fixed maturity securities.......................................    15,308    8,372    18,864
Equity securities......................................................       173       83      (13)
Derivatives............................................................     1,649      361     1,052
Short-term investments.................................................        --       --       (2)
Other..................................................................        87        5        18
                                                                        --------- -------- ---------
 Subtotal..............................................................    17,217    8,821    19,919
                                                                        --------- -------- ---------
Amounts allocated from:
 Future policy benefits................................................   (1,964)    (610)   (5,120)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................       (3)        5        12
 DAC, VOBA and DSI.....................................................     (918)    (721)   (1,231)
 Policyholder dividend obligation......................................   (3,155)  (1,771)   (3,828)
                                                                        --------- -------- ---------
   Subtotal............................................................   (6,040)  (3,097)  (10,167)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................        25       51        86
Deferred income tax benefit (expense)..................................   (3,928)  (2,070)   (3,498)
                                                                        --------- -------- ---------
     Net unrealized investment gains (losses)..........................     7,274    3,705     6,340
     Net unrealized investment gains (losses) attributable to
       noncontrolling interests........................................       (1)      (1)       (1)
                                                                        --------- -------- ---------
       Net unrealized investment gains (losses) attributable to
         Metropolitan Life Insurance Company........................... $   7,273 $  3,704 $   6,339
                                                                        ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                              2014           2013
                                                         ------------- --------------
                                                                (In millions)
Balance at January 1,................................... $       (149) $        (256)
Noncredit OTTI losses and subsequent changes recognized.            10             47
Securities sold with previous noncredit OTTI loss.......            41            114
Subsequent changes in estimated fair value..............            32           (54)
                                                         ------------- --------------
Balance at December 31,................................. $        (66) $        (149)
                                                         ============= ==============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                         --------------------------------
                                                                            2014       2013       2012
                                                                         ---------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $    3,704 $    6,339 $    4,868
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................         83        107        266
Unrealized investment gains (losses) during the year....................      8,313   (11,205)      4,679
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................    (1,354)      4,510    (1,625)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        (8)        (7)       (21)
 DAC, VOBA and DSI......................................................      (197)        510      (129)
 Policyholder dividend obligation.......................................    (1,384)      2,057      (909)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI............................................       (26)       (35)       (86)
 Deferred income tax benefit (expense)..................................    (1,858)      1,428      (704)
                                                                         ---------- ---------- ----------
Net unrealized investment gains (losses)................................      7,273      3,704      6,339
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --         --
                                                                         ---------- ---------- ----------
Balance at December 31,................................................. $    7,273 $    3,704 $    6,339
                                                                         ========== ========== ==========
   Change in net unrealized investment gains (losses)................... $    3,569 $  (2,635) $    1,471
   Change in net unrealized investment gains (losses) attributable to
     noncontrolling interests...........................................         --         --         --
                                                                         ---------- ---------- ----------
     Change in net unrealized investment gains (losses) attributable
       to Metropolitan Life Insurance Company........................... $    3,569 $  (2,635) $    1,471
                                                                         ========== ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2014 and 2013.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2014        2013
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    19,099 $    18,829
 Estimated fair value.................................. $    21,185 $    19,153
Cash collateral on deposit from counterparties (2)..... $    21,635 $    19,673
Security collateral on deposit from counterparties (3). $        19 $        --
Reinvestment portfolio -- estimated fair value......... $    22,046 $    19,822

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2014        2013
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,421 $     1,338
Invested assets pledged as collateral (1)...................      20,712      19,555
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    22,133 $    20,893
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for information regarding securities on loan and Note 7 for information regarding investments designated to the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                   -------------------------
                                                       2014         2013
                                                   ------------ ------------
                                                         (In millions)
   Outstanding principal and interest balance (1). $      4,614 $      4,653
   Carrying value (2)............................. $      3,651 $      3,601

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       -----------------------
                                                          2014         2013
                                                       ----------  ------------
                                                            (In millions)
 Contractually required payments (including interest). $      820  $      1,612
 Cash flows expected to be collected (1).............. $      644  $      1,248
 Fair value of investments acquired................... $      433  $        841

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      -------------------------
                                                          2014         2013
                                                      ------------ ------------
                                                            (In millions)
 Accretable yield, January 1,........................ $      2,431 $      2,357
 Investments purchased...............................          211          407
 Accretion recognized in earnings....................        (217)        (236)
 Disposals...........................................         (47)        (144)
 Reclassification (to) from nonaccretable difference.        (495)           47
                                                      ------------ ------------
 Accretable yield, December 31,...................... $      1,883 $      2,431
                                                      ============ ============

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $9.9 billion at December 31, 2014. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2014. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for one of the three most recent annual periods:
2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2014, 2013 and 2012. Aggregate total assets of these entities totaled $351.0 billion and $280.7 billion at December 31, 2014 and 2013, respectively. Aggregate total liabilities of these entities totaled $32.1 billion and $23.5 billion at December 31, 2014 and 2013, respectively. Aggregate net income (loss) of these entities totaled $33.7 billion, $25.0 billion and $16.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                             December 31,
                                                                ---------------------------------------
                                                                       2014                2013
                                                                ------------------ --------------------
                                                                Total     Total     Total      Total
                                                                Assets Liabilities  Assets  Liabilities
                                                                ------ ----------- -------- -----------
                                                                             (In millions)
Fixed maturity securities (1).................................. $  163   $   78    $    159   $   80
Other invested assets..........................................     59       --          82        7
Other limited partnership interests............................     37       --          61       --
CSEs (assets (primarily securities) and liabilities (primarily
  debt)) (2)...................................................     16       15          23       22
Real estate joint ventures (3).................................      9       15       1,181      443
                                                                ------   ------    --------   ------
 Total......................................................... $  284   $  108    $  1,506   $  552
                                                                ======   ======    ========   ======

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for both the years ended
   December 31, 2014 and 2013 and was $1 million for the year ended
   December 31, 2012.

(2)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2014 and 2013. The long-term debt bears interest primarily at variable rates, payable on a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million, $3 million and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(3)At December 31, 2013, the Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013 (the "MetLife Core Property Fund"), which represented the majority of the balances at December 31, 2013. As a result of the quarterly reassessment in the first quarter of 2014, the Company no longer consolidated the MetLife Core Property Fund, effective March 31, 2014, based on the terms of the revised partnership agreement. The Company accounts for its retained interest in the real estate fund under the equity method. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2014                  2013
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $  44,302  $  44,302  $  40,910  $  40,910
 U.S. and foreign corporate.....................     1,919      1,919      2,251      2,251
Other limited partnership interests.............     3,722      4,833      3,168      4,273
Other invested assets...........................     1,683      2,003      1,498      1,852
Real estate joint ventures......................        52         74         31         31
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  51,678  $  53,131  $  47,858  $  49,317
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   commitments, reduced by income tax credits guaranteed by third parties of $212 million and $257 million at December 31, 2014 and 2013, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

Net Investment Income

  The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2014     2013    2012
                                                                      -------  ------- -------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................... $ 8,260  $ 8,279 $ 8,295
 Equity securities...................................................      86       78      68
 Trading and FVO securities--Actively Traded and FVO general account
   securities (1)....................................................      23       43      77
 Mortgage loans......................................................   2,378    2,405   2,528
 Policy loans........................................................     448      440     451
 Real estate and real estate joint ventures..........................     725      699     593
 Other limited partnership interests.................................     721      633     555
 Cash, cash equivalents and short-term investments...................      26       32      19
 Operating joint ventures............................................       2      (4)     (2)
 Other...............................................................      61       21       7
                                                                      -------  ------- -------
   Subtotal..........................................................  12,730   12,626  12,591
 Less: Investment expenses...........................................     838      844     743
                                                                      -------  ------- -------
   Subtotal, net.....................................................  11,892   11,782  11,848
                                                                      -------  ------- -------
FVO CSEs--interest income:
 Securities..........................................................       1        3       4
                                                                      -------  ------- -------
   Subtotal..........................................................       1        3       4
                                                                      -------  ------- -------
     Net investment income........................................... $11,893  $11,785 $11,852
                                                                      =======  ======= =======

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($14) million, $4 million and $44 million for the years ended
   December 31, 2014, 2013 and 2012, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                              Years Ended December 31,
                                                                            --------------------------
                                                                             2014     2013     2012
                                                                            -------  ------  --------
                                                                                 (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.............................................................. $   (6)  $ (12)  $   (19)
     Utility...............................................................      --    (48)      (29)
     Finance...............................................................      --     (4)      (21)
     Communications........................................................      --     (2)      (18)
     Industrial............................................................      --      --       (4)
     Transportation........................................................      --      --       (1)
                                                                            -------  ------  --------
       Total U.S. and foreign corporate securities.........................     (6)    (66)      (92)
   RMBS....................................................................    (20)    (62)      (70)
   CMBS....................................................................      --      --      (28)
   ABS.....................................................................      --      --       (2)
                                                                            -------  ------  --------
       OTTI losses on fixed maturity securities recognized in earnings.....    (26)   (128)     (192)
 Fixed maturity securities -- net gains (losses) on sales and disposals....    (99)     177        16
                                                                            -------  ------  --------
   Total gains (losses) on fixed maturity securities.......................   (125)      49     (176)
                                                                            -------  ------  --------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock..........................................    (16)    (17)        --
   Common stock............................................................     (5)     (2)       (7)
                                                                            -------  ------  --------
       OTTI losses on equity securities recognized in earnings.............    (21)    (19)       (7)
 Equity securities -- net gains (losses) on sales and disposals............      42       6        15
                                                                            -------  ------  --------
   Total gains (losses) on equity securities...............................      21    (13)         8
                                                                            -------  ------  --------
 Trading and FVO securities -- FVO general account securities..............       1      11        11
 Mortgage loans............................................................    (36)      31        84
 Real estate and real estate joint ventures................................     252    (15)      (27)
 Other limited partnership interests.......................................    (69)    (41)      (35)
 Other investment portfolio gains (losses).................................   (108)       5     (192)
                                                                            -------  ------  --------
     Subtotal -- investment portfolio gains (losses).......................    (64)      27     (327)
                                                                            -------  ------  --------
FVO CSEs:
 Securities................................................................      --       2        --
 Long-term debt -- related to securities...................................     (1)     (2)       (7)
Non-investment portfolio gains (losses)....................................     208      21         4
                                                                            -------  ------  --------
     Subtotal FVO CSEs and non-investment portfolio gains (losses).........     207      21       (3)
                                                                            -------  ------  --------
       Total net investment gains (losses)................................. $   143  $   48  $  (330)
                                                                            =======  ======  ========

   See "-- Variable Interest Entities" for discussion of CSEs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $132 million, less than $1 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           Years Ended December 31,
                                -----------------------------------------------
                                  2014     2013     2012    2014   2013   2012
                                -------- -------- -------- ------ ------ ------
                                Fixed Maturity Securities   Equity Securities
                                -------------------------- --------------------
                                                 (In millions)
Proceeds....................... $ 44,906 $ 45,538 $ 29,472 $  128 $  144 $  126
                                ======== ======== ======== ====== ====== ======
Gross investment gains......... $    260 $    556 $    327 $   46 $   25 $   23
Gross investment losses........    (359)    (379)    (311)    (4)   (19)    (8)
OTTI losses (1)................     (26)    (128)    (192)   (21)   (19)    (7)
                                -------- -------- -------- ------ ------ ------
 Net investment gains (losses). $  (125) $     49 $  (176) $   21 $ (13) $    8
                                ======== ======== ======== ====== ====== ======

--------

(1)OTTI losses recognized in earnings include noncredit-related impairment losses of $0, $13 million and $67 million for the years ended December 31, 2014, 2013 and 2012, respectively, on (i) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position, and (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                          Years Ended December 31,
                                                                        -----------------------------
                                                                             2014           2013
                                                                        -------------- --------------
                                                                                (In millions)
Balance at January 1,.................................................. $          277 $          285
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not
   previously impaired.................................................              1              4
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired.................................................             15             54
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously
   impaired as credit loss OTTI........................................           (30)           (65)
 Securities impaired to net present value of expected future cash
   flows...............................................................             --             --
 Increases in cash flows -- accretion of previous credit loss OTTI.....             --            (1)
                                                                        -------------- --------------
Balance at December 31,................................................ $          263 $          277
                                                                        ============== ==============

 Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -----------------------
                                                                      2014      2013    2012
                                                                     -------  -------- ------
                                                                          (In millions)
Estimated fair value of invested assets transferred to affiliates... $    97  $    781 $    4
Amortized cost of invested assets transferred to affiliates......... $    89  $    688 $    4
Net investment gains (losses) recognized on transfers............... $     8  $     93 $   --
Estimated fair value of invested assets transferred from affiliates. $   882  $    882 $   --

  Prior to the Mergers, certain related party investment transactions were consummated as summarized below. See Note 6 for additional information on the Mergers.

.. The Company had a loan outstanding to Exeter, an affiliate, totaling $75 million at December 31, 2013, which was included in other invested assets. MetLife USA assumed the loan upon the consummation of the Mergers in November 2014 and, subsequently, the loan matured on December 30, 2014. Net investment income from this loan was $5 million for each of the years ended December 31, 2014, 2013 and 2012.

.. In July 2014, the Company purchased from other affiliates additional affiliated loans (having an unpaid principal balance of $400 million) at estimated fair value of $437 million, which are included in other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  invested assets and in the table above. The unpaid principal balances on these acquired loans, which bear interest at fixed rates payable semiannually are due as follows: $295 million due July 15, 2021 at 5.64% and $105 million due December 16, 2021 at 5.86%.

.. In 2013, Metropolitan Life Insurance Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above.

  In December 2014, American Life Insurance Company, an affiliate, issued a surplus note to the Company, which was included in other invested assets, totaling $100 million. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020.

  The Company has affiliated loans outstanding to MetLife, Inc., which are included in other invested assets, totaling $2.0 billion and $1.5 billion at December 31, 2014 and 2013, respectively. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these affiliated loans, and the $400 million of affiliated loans acquired in July 2014 described above, was $92 million, $90 million and $93 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company purchased from MetLife Bank, National Association, $1.5 billion and $1.3 billion of fixed maturity securities and mortgage loans, respectively, at estimated fair value, for cash during the year ended December 31, 2012.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $179 million, $172 million and $158 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2014, 2013 and 2012.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, forwards and futures.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

 assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             --------------------------------------------------------------
                                                                          2014                           2013
                                                             ------------------------------ -------------------------------
                                                                       Estimated Fair Value            Estimated Fair Value
                                                                       --------------------            --------------------
                                                              Gross                           Gross
                                                             Notional                        Notional
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  --------- -------- ----------- ---------- -------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $   5,632 $  2,031    $     18 $    5,940 $  1,277    $     68
  Foreign currency swaps.. Foreign currency exchange rate...     2,709       65         101      2,591      252         122
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................        8,341    2,096         119      8,531    1,529         190
                                                             --------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................     2,191      447          --      2,584       77         109
  Interest rate forwards.. Interest rate....................        70       18          --        205        3           3
  Foreign currency swaps.. Foreign currency exchange rate...    14,895      501         614     10,560      374         500
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................       17,156      966         614     13,349      454         612
                                                             --------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................        25,497    3,062         733     21,880    1,983         802
                                                             --------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................    56,394    2,213       1,072     59,022    1,320         732
Interest rate floors...... Interest rate....................    36,141      319         108     38,220      323         234
Interest rate caps........ Interest rate....................    41,227      134           1     29,809      141          --
Interest rate futures..... Interest rate....................        70       --          --        105       --          --
Interest rate options..... Interest rate....................     6,399      379          15      4,849      120           8
Synthetic GICs............ Interest rate....................     4,298       --          --      4,409       --          --
Foreign currency swaps.... Foreign currency exchange rate...     8,774      359         176      7,267       79         492
Foreign currency forwards. Foreign currency exchange rate...     3,985       92          80      4,261       44          32
Credit default
 swaps -- purchased....... Credit...........................       857        8          11      1,506        7          21
Credit default swaps --
 written.................. Credit...........................     7,419      130           5      6,600      124           1
Equity futures............ Equity market....................       954       10          --         --       --          --
Equity index options...... Equity market....................     7,698      328         352      1,147       --          --
Equity variance swaps..... Equity market....................     5,678       60         146         --       --          --
TRRs...................... Equity market....................       911       10          33         --       --          --
                                                             --------- --------    -------- ---------- --------    --------
   Total non-designated or non-qualifying derivatives....      180,805    4,042       1,999    157,195    2,158       1,520
                                                             --------- --------    -------- ---------- --------    --------
    Total...............................................     $ 206,302 $  7,104    $  2,732 $  179,075 $  4,141    $  2,322
                                                             ========= ========    ======== ========== ========    ========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                              -------------------------------
                                                 2014         2013      2012
                                              ----------- ------------ ------
                                                       (In millions)
  Derivatives and hedging gains (losses) (1). $     1,207 $    (1,205) $   77
  Embedded derivatives.......................       (170)          135    598
                                              ----------- ------------ ------
   Total net derivative gains (losses)....... $     1,037 $    (1,070) $  675
                                              =========== ============ ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                      Years Ended December 31,
                                                     --------------------------
                                                       2014     2013     2012
                                                     -------- -------- --------
                                                           (In millions)
Qualifying hedges:
 Net investment income.............................. $    162 $    129 $    108
 Interest credited to policyholder account balances.      106      148      146
Non-qualifying hedges:
 Net investment income..............................      (4)      (6)      (6)
 Net derivative gains (losses)......................      484      450      314
 Policyholder benefits and claims...................        8       --       --
                                                     -------- -------- --------
   Total............................................ $    756 $    721 $    562
                                                     ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                  Net          Net     Policyholder
                                               Derivative   Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2014
 Interest rate derivatives..................   $        314 $       --     $     --
 Foreign currency exchange rate derivatives.            554         --           --
 Credit derivatives -- purchased............            (2)         --           --
 Credit derivatives -- written..............            (1)         --           --
 Equity derivatives.........................             11       (10)         (10)
                                               ------------ ----------     --------
   Total....................................   $        876 $     (10)     $   (10)
                                               ============ ==========     ========
Year Ended December 31, 2013
 Interest rate derivatives..................   $    (1,753) $       --     $     --
 Foreign currency exchange rate derivatives.           (69)         --           --
 Credit derivatives -- purchased............            (6)       (14)           --
 Credit derivatives -- written..............            100          1           --
 Equity derivatives.........................             --       (22)           --
                                               ------------ ----------     --------
   Total....................................   $    (1,728) $     (35)     $     --
                                               ============ ==========     ========
Year Ended December 31, 2012
 Interest rate derivatives..................   $       (83) $       --     $     --
 Foreign currency exchange rate derivatives.          (252)         --           --
 Credit derivatives -- purchased............           (72)       (15)           --
 Credit derivatives -- written..............            105         --           --
 Equity derivatives.........................             --       (12)           --
                                               ------------ ----------     --------
   Total....................................   $      (302) $     (27)     $     --
                                               ============ ==========     ========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........  $            4   $        (1)   $           3
                           Policyholder liabilities (1).......             649          (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (11)               2
                           Foreign-denominated PABs (2).......           (283)            270            (13)
                                                                --------------   ------------   -------------
  Total.....................................................    $          383   $      (377)   $           6
                                                                ==============   ============   =============
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........  $           34   $       (33)   $           1
                           Policyholder liabilities (1).......           (800)            807               7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (12)               1
                           Foreign-denominated PABs (2).......            (98)            112              14
                                                                --------------   ------------   -------------
  Total.....................................................    $        (851)   $        874   $          23
                                                                ==============   ============   =============
Year Ended December 31, 2012
Interest rate swaps:       Fixed maturity securities..........  $            2   $        (3)   $         (1)
                           Policyholder liabilities (1).......            (72)             89              17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             (1)              1              --
                           Foreign-denominated PABs (2).......              32           (41)             (9)
                                                                --------------   ------------   -------------
  Total.....................................................    $         (39)   $         46   $           7
                                                                ==============   ============   =============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were ($14) million and $1 million for the years ended December 31, 2014 and 2012, respectively, and were not significant for the year ended December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2014 and 2013, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

  At December 31, 2014 and 2013, the balance in AOCI associated with cash flow hedges was $1.6 billion and $361 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location          Amount and Location
                            Amount of Gains          of Gains (Losses)            of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income (Loss)
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)          on Derivatives
------------------------  -------------------- ----------------------------- ---------------------------
                          (Effective Portion)       (Effective Portion)         (Ineffective Portion)
-                         -------------------- ----------------------------- ---------------------------
                                               Net Derivative Net Investment       Net Derivative
                                               Gains (Losses)     Income           Gains (Losses)
                                               -------------- -------------- ---------------------------
                                                       (In millions)
Year Ended December 31, 2014
Interest rate swaps......  $              587   $         41  $            9  $                      3
Interest rate forwards...                  34            (8)               2                        --
Foreign currency swaps...                (15)          (725)             (2)                         2
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $              606   $      (692)  $           10  $                      5
                          ==================== ============== ============== ===========================
Year Ended December 31, 2013
Interest rate swaps......  $            (511)   $         20  $            8  $                    (3)
Interest rate forwards...                (43)              1               2                        --
Foreign currency swaps...               (120)           (15)             (3)                         2
Credit forwards..........                 (3)             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (677)   $          6  $            8  $                    (1)
                          ==================== ============== ============== ===========================
Year Ended December 31, 2012
Interest rate swaps......  $             (55)   $          3  $            4  $                      1
Interest rate forwards...                 (1)             --               2                        --
Foreign currency swaps...               (187)            (7)             (5)                       (5)
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (243)   $        (4)  $            2  $                    (4)
                          ==================== ============== ============== ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $26 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

the value of all referenced credit obligations is zero, was $7.4 billion and $6.6 billion at December 31, 2014 and 2013, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2014 and 2013, the Company would have received $125 million and $123 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                      December 31,
                                   ----------------------------------------------------------------------------------
                                                     2014                                      2013
                                   ----------------------------------------- ----------------------------------------
                                   Estimated       Maximum                   Estimated      Maximum
                                   Fair Value  Amount of Future   Weighted   Fair Value Amount of Future   Weighted
                                   of Credit    Payments under    Average    of Credit   Payments under    Average
Rating Agency Designation of        Default     Credit Default    Years to    Default    Credit Default    Years to
Referenced Credit Obligations (1)    Swaps        Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
---------------------------------  ----------  ---------------- ------------ ---------- ---------------- ------------
                                          (In millions)                             (In millions)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............ $        5    $          415          2.2 $        6   $          395          2.6
   Credit default swaps
     referencing indices..........         10             1,566          2.7         20            2,089          1.6
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         15             1,981          2.6         26            2,484          1.7
                                   ----------  ----------------              ---------- ----------------
   Baa
   Single name credit default
     swaps (corporate)............         15             1,002          2.8         16              874          3.2
   Credit default swaps
     referencing indices..........         59             3,687          4.5         52            2,898          4.7
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         74             4,689          4.1         68            3,772          4.4
                                   ----------  ----------------              ---------- ----------------
   Ba
   Single name credit default
     swaps (corporate)............         --                60          3.0         --                5          3.8
   Credit default swaps
     referencing indices..........         (1)              100          2.0         --               --           --
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         (1)              160          2.4         --                5          3.8
                                   ----------  ----------------              ---------- ----------------
   B
   Single name credit default
     swaps (corporate)............         --                --           --         --               --           --
   Credit default swaps
     referencing indices..........         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
      Total....................... $      125    $        7,419          3.8 $      123   $        6,600          3.4
                                   ==========  ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.4 billion and $6.6 billion from the table above were $60 million and $70 million at December 31, 2014 and 2013, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $15 million and $10 million in gross notional amount and $1 million and $0 in fair value at December 31, 2014 and 2013, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                               December 31, 2014    December 31, 2013
                                                                              -------------------- --------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                            (In millions)
       Gross estimated fair value of derivatives:
        OTC-bilateral (1).................................................... $  6,497    $  2,092 $  4,026    $  2,232
        OTC-cleared (1)......................................................      740         682      251         117
        Exchange-traded......................................................       10          --       --          --
                                                                              --------    -------- --------    --------
          Total gross estimated fair value of derivatives (1)................    7,247       2,774    4,277       2,349
       Amounts offset on the consolidated balance sheets.....................       --          --       --          --
                                                                              --------    -------- --------    --------
       Estimated fair value of derivatives presented on the
         consolidated balance sheets (1).....................................    7,247       2,774    4,277       2,349
       Gross amounts not offset on the consolidated balance sheets:
       Gross estimated fair value of derivatives: (2)
        OTC-bilateral........................................................  (1,742)     (1,742)  (1,844)     (1,844)
        OTC-cleared..........................................................    (638)       (638)    (114)       (114)
        Exchange-traded......................................................       --          --       --          --
       Cash collateral: (3), (4)
        OTC-bilateral........................................................  (2,470)         (2)  (1,143)         (3)
        OTC-cleared..........................................................     (97)        (40)    (128)         (3)
        Exchange-traded......................................................       --          --       --          --
       Securities collateral: (5)
        OTC-bilateral........................................................  (2,161)       (333)  (1,024)       (319)
        OTC-cleared..........................................................       --         (3)       --          --
        Exchange-traded......................................................       --          --       --          --
                                                                              --------    -------- --------    --------
       Net amount after application of master netting agreements and
         collateral.......................................................... $    139    $     16 $     24    $     66
                                                                              ========    ======== ========    ========

--------

(1)At December 31, 2014 and 2013, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $143 million and $136 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $42 million and $27 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $138 million and $0 at December 31, 2014 and 2013, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2014 and 2013, the Company received excess cash collateral of $0 and $47 million, respectively, and provided excess cash collateral of $31 million and $3 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged . Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2014 and 2013, the Company received excess securities collateral with an estimated fair value of $243 million and $106 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $57 million and $25 million, respectively, for its OTC-bilateral derivatives, and $155 million and $106 million, respectively, for its OTC-cleared derivatives, and $17 million and $0 respectively, for its exchange- traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                           Estimated Fair Value of        Fair Value of Incremental
                                           Collateral Provided             Collateral Provided Upon
                                           ----------------------- ----------------------------------------
                                                                                      Downgrade in the
                                                                                    Company's Financial
                                                                     One Notch      Strength Rating to a
                              Estimated                            Downgrade in   Level that Triggers Full
                            Fair Value of                          the Company's         Overnight
                            Derivatives in                           Financial      Collateralization or
                            Net Liability  Fixed Maturity            Strength           Termination
                             Position (1)    Securities     Cash      Rating     of the Derivative Position
                            -------------- --------------   -----  ------------- --------------------------
                                                           (In millions)
December 31, 2014
Derivatives subject to
  financial strength-
  contingent provisions     $          334     $      390   $  --  $          --         $               --
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       2             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          338     $      390   $   2  $          --         $               --
                            ==============     ==========    ===== =============         ==================
December 31, 2013
Derivatives subject to
  financial strength-
  contingent provisions     $          354     $      344   $  --  $          --         $                5
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       3             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          358     $      344   $   3  $          --         $                5
                            ==============     ==========    ===== =============         ==================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                    December 31,
                                                                  ----------------
                                        Balance Sheet Location     2014     2013
                                       -------------------------- ------- --------
                                                                   (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $   657 $   (62)
  Options embedded in debt or equity
   securities......................... Investments...............   (150)    (106)
                                                                  ------- --------
   Net embedded derivatives within asset host contracts.......    $   507 $  (168)
                                                                  ======= ========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $ (548) $  (868)
  Assumed guaranteed minimum benefits. PABs......................      72       --
  Funds withheld on ceded reinsurance. Other liabilities.........   1,200      758
  Other............................... PABs......................       7        4
                                                                  ------- --------
   Net embedded derivatives within liability host contracts...    $   731 $  (106)
                                                                  ======= ========

The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                           ----------------------------------
                                               2014       2013       2012
                                           ------------ --------- -----------
                                                     (In millions)
   Net derivative gains (losses) (1), (2). $      (170) $     135 $       598

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $14 million, ($42) million and ($71) million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($9) million, $125 million and $122 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                  Level 1  Unadjusted quoted prices in active
                           markets for identical assets or
                           liabilities. The Company defines
                           active markets based on average
                           trading volume for equity securities.
                           The size of the bid/ask spread is
                           used as an indicator of market
                           activity for fixed maturity
                           securities.

                  Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                  Level 3  Unobservable inputs that are
                           supported by little or no market
                           activity and are significant to the
                           determination of estimated fair value
                           of the assets or liabilities.
                           Unobservable inputs reflect the
                           reporting entity's own assumptions
                           about the assumptions that market
                           participants would use in pricing the
                           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                              December 31, 2014
                                                              --------------------------------------------------
                                                                     Fair Value Hierarchy
                                                              ----------------------------------
                                                                                                 Total Estimated
                                                               Level 1     Level 2     Level 3     Fair Value
                                                              ---------- ------------ ---------- ---------------
                                                                                (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $     60,420 $    4,937    $     65,357
  U.S. Treasury and agency...................................     21,625       17,445         --          39,070
  Foreign corporate..........................................         --       26,227      3,591          29,818
  RMBS.......................................................         --       24,534      3,629          28,163
  ABS........................................................         --        6,734      1,492           8,226
  CMBS.......................................................         --        7,464        449           7,913
  State and political subdivision............................         --        6,520         --           6,520
  Foreign government.........................................         --        3,642        202           3,844
                                                              ---------- ------------ ----------    ------------
   Total fixed maturity securities...........................     21,625      152,986     14,300         188,911
                                                              ---------- ------------ ----------    ------------
Equity securities:
  Common stock...............................................        584          716         52           1,352
  Non-redeemable preferred stock.............................         --          550        163             713
                                                              ---------- ------------ ----------    ------------
   Total equity securities...................................        584        1,266        215           2,065
                                                              ---------- ------------ ----------    ------------
Trading and FVO securities:
  Actively Traded Securities.................................         22          627          5             654
  FVO general account securities.............................         --           22         14              36
  FVO securities held by CSEs................................         --            3         12              15
                                                              ---------- ------------ ----------    ------------
   Total trading and FVO securities..........................         22          652         31             705
                                                              ---------- ------------ ----------    ------------
Short-term investments (1)...................................        860        3,091        230           4,181
Residential mortgage loans -- FVO............................         --           --        308             308
  Derivative assets: (2)
   Interest rate.............................................         --        5,524         17           5,541
   Foreign currency exchange rate............................         --        1,010          7           1,017
   Credit....................................................         --          125         13             138
   Equity market.............................................         10          279        119             408
                                                              ---------- ------------ ----------    ------------
    Total derivative assets..................................         10        6,938        156           7,104
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within asset host contracts (3).....         --           --        657             657
Separate account assets (4)..................................     26,119      111,601      1,615         139,335
                                                              ---------- ------------ ----------    ------------
      Total assets........................................... $   49,220 $    276,534 $   17,512    $    343,266
                                                              ========== ============ ==========    ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       -- $      1,214 $       --    $      1,214
  Foreign currency exchange rate.............................         --          971         --             971
  Credit.....................................................         --           15          1              16
  Equity market..............................................         --          382        149             531
                                                              ---------- ------------ ----------    ------------
   Total derivative liabilities..............................         --        2,582        150           2,732
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within liability host contracts (3).         --            7        724             731
Long-term debt...............................................         --           82         35             117
Long-term debt of CSEs -- FVO................................         --           --         13              13
Trading liabilities (5)......................................        215           24         --             239
                                                              ---------- ------------ ----------    ------------
      Total liabilities...................................... $      215 $      2,695 $      922    $      3,832
                                                              ========== ============ ==========    ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269     $    64,229
  U.S. Treasury and agency...................................    15,858     14,624        62          30,544
  Foreign corporate..........................................        --     25,558     3,198          28,756
  RMBS.......................................................        --     22,197     2,513          24,710
  ABS........................................................        --      5,298     2,526           7,824
  CMBS.......................................................        --      7,946       430           8,376
  State and political subdivision............................        --      5,777        --           5,777
  Foreign government.........................................        --      3,256       274           3,530
                                                              --------- ---------- ---------     -----------
   Total fixed maturity securities...........................    15,858    143,616    14,272         173,746
                                                              --------- ---------- ---------     -----------
Equity securities:
  Common stock...............................................       361        753        50           1,164
  Non-redeemable preferred stock.............................        --        450       278             728
                                                              --------- ---------- ---------     -----------
   Total equity securities...................................       361      1,203       328           1,892
                                                              --------- ---------- ---------     -----------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12             662
  FVO general account securities                                     --         24        14              38
  FVO securities held by CSEs                                        --         23        --              23
                                                              --------- ---------- ---------     -----------
   Total trading and FVO securities..........................         2        695        26             723
                                                              --------- ---------- ---------     -----------
Short-term investments (1)...................................     1,387      4,224       175           5,786
Residential mortgage loans -- FVO............................        --         --       338             338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3           3,261
   Foreign currency exchange rate............................        --        735        14             749
   Credit....................................................        --        108        23             131
   Equity market.............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
     Total derivative assets.................................        --      4,101        40           4,141
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)            (62)
Separate account assets (4)..................................    28,422    105,165     1,209         134,796
                                                              --------- ---------- ---------     -----------
     Total assets............................................ $  46,030 $  259,004 $  16,326     $   321,360
                                                              ========= ========== =========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4     $     1,154
  Foreign currency exchange rate.............................        --      1,146        --           1,146
  Credit.....................................................        --         22        --              22
  Equity market..............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
   Total derivative liabilities..............................        --      2,318         4           2,322
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within liability host contracts (3).        --          4     (110)           (106)
Long-term debt...............................................        --         79        43             122
Long-term debt of CSEs -- FVO................................        --         --        28              28
Trading liabilities (5)......................................       260          2        --             262
                                                              --------- ---------- ---------     -----------
      Total liabilities...................................... $     260 $    2,403 $    (35)     $     2,628
                                                              ========= ========== =========     ===========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets. At December 31, 2014 and 2013, equity securities also included embedded derivatives of ($150) million and ($106) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 9% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO, and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO, and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                                           Level 2                                    Level 3
               Instrument                             Observable Inputs                         Unobservable Inputs
--------------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
--------------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and foreign corporate securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . illiquidity premium
                                           . benchmark yields                         . delta spread adjustments to reflect
                                                                                        specific credit-related issues
                                           . spreads off benchmark yields             . credit spreads
                                           . new issuances                            . quoted prices in markets that are not
                                           . issuer rating                              active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                           . duration                                   Level 2
                                           . trades of identical or comparable        . independent non-binding broker
                                             securities                                 quotations
                                           . Privately-placed securities are valued
                                             using the additional key inputs:
                                           . market yield curve
                                           . call provisions
                                           . observable prices and spreads for
                                             similar publicly traded or privately
                                             traded securities that incorporate the
                                             credit quality and industry sector of
                                             the issuer
                                           . delta spread adjustments to reflect
                                             specific credit-related issues
--------------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury and agency, State and political subdivision and Foreign government securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not    . independent non-binding broker
                                             active                                     quotations
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                           . benchmark U.S. Treasury yield or other     securities that are less liquid and
                                             yields                                     based on lower levels of trading
                                           . the spread off the U.S. Treasury yield     activity than securities classified in
                                             curve for the identical security           Level 2
                                           . issuer ratings and issuer spreads        . credit spreads
                                           . broker-dealer quotes
                                           . comparable securities that are
                                             actively traded
                                           . reported trades of similar securities,
                                             including those that are actively
                                             traded, and those within the same
                                             sub-sector or with a similar maturity
                                             or credit rating
--------------------------------------------------------------------------------------------------------------------------------
  Structured securities comprised of RMBS, ABS and CMBS
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market and income approaches.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . credit spreads
                                           . spreads for actively traded securities   . quoted prices in markets that are not
                                           . spreads off benchmark yields               active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                           . expected prepayment speeds and volumes   . independent non-binding broker
                                           . current and forecasted loss severity       quotations
                                           . ratings
                                           . weighted average coupon and weighted
                                             average maturity
                                           . average delinquency rates
                                           . geographic region
                                           . debt-service coverage ratios
                                           . issuance-specific information,
                                             including, but not limited to:
                                           . collateral type
                                           . payment terms of the underlying assets
                                           . payment priority within the tranche
                                           . structure of the security
                                           . deal performance
                                           . vintage of loans

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

               Instrument                                  Level 2                                    Level 3
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------------------------------------------------------
  Common and non-redeemable preferred stock
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market and income approaches.
                                           Key Input:
                                           . quoted prices in markets that are not
                                             considered active                        Key Inputs:
                                                                                      . credit ratings
                                                                                      . issuance structures
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                                                                      . independent non-binding broker
                                                                                        quotations
--------------------------------------------------------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------------------------------------------------------
                                           . Trading and FVO securities and           . Trading and FVO securities and
                                             short-term investments are of a            short-term investments are of a
                                             similar nature and class to the fixed      similar nature and class to the fixed
                                             maturity and equity securities             maturity and equity securities
                                             described above; accordingly, the          described above; accordingly, the
                                             valuation techniques and observable        valuation techniques and unobservable
                                             inputs used in their valuation are         inputs used in their valuation are
                                             also similar to those described above.     also similar to those described above.
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Principally the
                                                                                      market approach, including matrix
                                                                                      pricing or other similar techniques.
                                                                                      Key Inputs: Inputs that are unobservable
                                                                                      or cannot be derived principally from,
                                                                                      or corroborated by, observable market
                                                                                      data
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account Assets (1)
--------------------------------------------------------------------------------------------------------------------------------
    Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------------------------------------------------------
                                           Key Input:
                                           . quoted prices or reported NAV provided   . N/A
                                             by the fund managers
--------------------------------------------------------------------------------------------------------------------------------
    Other limited partnership interests
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Valued giving
                                                                                      consideration to the underlying holdings
                                                                                      of the partnerships and by applying a
                                                                                      premium or discount, if appropriate.
                                                                                      Key Inputs:
                                                                                      . liquidity
                                                                                      . bid/ask spreads
                                                                                      . the performance record of the fund
                                                                                        manager
                                                                                      . other relevant variables that may
                                                                                        impact the exit value of the
                                                                                        particular partnership interest

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

  Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

  Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                     Foreign Currency
                                                                                      Exchange Rate
-------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          basis curves
                                       . interest rate volatility (2)          currency spot rates
                                                                               cross currency basis curves
-------------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      basis curves (1)
                                                                               cross currency basis
                                                                                curves (1)
                                                                               currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          credit curves
                                       . interest rate volatility (2)          recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      credit curves (1)
                                                                               credit spreads
                                                                               repurchase rates
                                                                               independent non-binding
                                                                                broker quotations

             Instrument                            Interest Rate                     Equity market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          spot equity index levels
                                       . interest rate volatility (2)          dividend yield curves
                                                                               equity volatility
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  dividend yield curves (1)
                                       . basis curves (1)                      equity volatility (1)
                                                                               correlation between model
                                                                                inputs (2)


--------

(1)Extrapolation beyond the observable limits of the curve(s).

(2)Option-based only.

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2. For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities, equity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                       December 31, 2014
                                                                                   --------------------------
                                      Valuation               Significant                            Weighted
                                      Techniques          Unobservable Inputs          Range        Average (1)
                               ------------------------- -----------------------   -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (40) -    240       39
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)          64  -    130       96
                                Market pricing            Quoted prices (5)            -  -    590      126
                                Consensus pricing         Offered quotes (5)          98  -    126      101
                               ---------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    120       97
                                Consensus pricing         Offered quotes (5)           1  -    118       93
                               ---------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)           15  -    110      100
                                Consensus pricing         Offered quotes (5)          56  -    106       98
                               ---------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          290  -    290
                               ---------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                            -  -      -
                                                          Correlation (8)             40% -     55%
                               ---------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    100
                                Consensus pricing         Offered quotes (10)
                               ---------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                       15% -     27%
                                                          Correlation (8)             70% -     70%
                               ---------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%
                                                             Ages 41 - 60           0.04% -   0.65%
                                                             Ages 61 - 115          0.26% -    100%
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%
                                                             Durations 11 - 20         3% -    100%
                                                             Durations 21 - 116        3% -    100%
                                                          Utilization rates           20% -     50%
                                                          Withdrawal rates          0.07% -     10%
                                                          Long-term equity         17.40% -     25%
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.46%
                                                           spread

                                                                                                                  Impact of
                                                                                       December 31, 2013         Increase in
                                                                                   --------------------------     Input on
                                      Valuation               Significant                            Weighted     Estimated
                                      Techniques          Unobservable Inputs          Range        Average (1) Fair Value (2)
                               ------------------------- -----------------------   -------------    ----------- --------------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (10) -    240       38       Decrease
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)           4  -    104      100       Increase
                                Market pricing            Quoted prices (5)            -  -    277      122       Increase
                                Consensus pricing         Offered quotes (5)          33  -    140       98       Increase
                               ------------------------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    100       98     Increase (6)
                                Consensus pricing         Offered quotes (5)          69  -    101       93     Increase (6)
                               ------------------------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)            -  -    106      101     Increase (6)
                                Consensus pricing         Offered quotes (5)          56  -    106       98     Increase (6)
                               ------------------------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          401  -    450              Increase (11)
                               ------------------------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                          580  -    767              Increase (11)
                                                          Correlation (8)             38% -     47%
                               ------------------------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    101              Decrease (9)
                                Consensus pricing         Offered quotes (10)
                               ------------------------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                        -  -      -              Increase (11)
                                                          Correlation (8)              -  -      -
                               ------------------------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%             Decrease (13)
                                                             Ages 41 - 60           0.04% -   0.65%             Decrease (13)
                                                             Ages 61 - 115          0.26% -    100%             Decrease (13)
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%             Decrease (14)
                                                             Durations 11 - 20         3% -    100%             Decrease (13)
                                                             Durations 21 - 116        3% -    100%             Decrease (14)
                                                          Utilization rates           20% -     50%             Increase (15)
                                                          Withdrawal rates          0.07% -     10%                     (16)
                                                          Long-term equity         17.40% -     25%  Increase (17)
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.44%  Decrease (18)
                                                           spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2014 and 2013, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long-term debt , and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          --------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          --------------------------------------------------------------------
                                                         U.S.
                                            U.S.       Treasury   Foreign                              Foreign
                                          Corporate   and Agency Corporate   RMBS     ABS      CMBS   Government
                                          ---------   ---------- --------- -------- -------- -------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,.................... $  5,269    $       62 $  3,198  $  2,513 $  2,526 $    430 $      274
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        3            --        2        42        6      (1)         --
   Net investment gains (losses).........      (6)            --      (4)         5     (40)       --        (49)
   Net derivative gains (losses).........       --            --       --        --       --       --         --
  OCI....................................      274            --      (56)       67       35        1         22
Purchases (3)............................    1,027            --      736     1,528    1,029      183         --
Sales (3)................................    (925)            --    (229)     (542)    (725)     (39)      (115)
Issuances (3)............................       --            --       --        --       --       --         --
Settlements (3)..........................       --            --       --        --       --       --         --
Transfers into Level 3 (4)...............       87            --      119        45       34        5         70
Transfers out of Level 3 (4).............    (792)          (62)    (175)      (29)  (1,373)    (130)         --
                                          --------    ---------- --------  -------- -------- -------- ----------
Balance at December 31,.................. $  4,937    $       -- $  3,591  $  3,629 $  1,492 $    449 $      202
                                          ========    ========== ========  ======== ======== ======== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $     --    $       -- $      2  $     43 $      1 $    (1) $        1
  Net investment gains (losses).......... $    (6)    $       -- $     --  $    (1) $     -- $     -- $       --
  Net derivative gains (losses).......... $     --    $       -- $     --  $     -- $     -- $     -- $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  --------------------------------------------------------------------------------------
                                  Equity Securities     Trading and FVO Securities
                                  ------------------ --------------------------------
                                             Non-                  FVO        FVO
                                          redeemable  Actively   General   Securities             Residential  Separate
                                  Common  Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                  Stock     Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                  ------- ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,............ $    50  $    278    $   12    $    14     $   --    $    175     $   338    $  1,209
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........      --        --        --         --         --           1          20          --
   Net investment gains
    (losses).....................       4         3        --         --         --         (2)          --         102
   Net derivative gains
    (losses).....................      --        --        --         --         --          --          --          --
  OCI............................      --         2        --         --         --          --          --          --
Purchases (3)....................      19        --         5         --         --         230         124         527
Sales (3)........................    (21)      (38)       (7)         --        (1)       (156)       (120)       (376)
Issuances (3)....................      --        --        --         --         --          --          --          81
Settlements (3)..................      --        --        --         --         --          --        (54)        (28)
Transfers into Level 3 (4).......      --        --        --         --         13          --          --         144
Transfers out of Level 3 (4).....      --      (82)       (5)         --         --        (18)          --        (44)
                                  -------  --------    ------    -------     ------    --------     -------    --------
Balance at December 31,.......... $    52  $    163    $    5    $    14     $   12    $    230     $   308    $  1,615
                                  =======  ========    ======    =======     ======    ========     =======    ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
  Net investment income.......... $    --  $     --    $   --    $    --         --    $     --          20    $     --
  Net investment gains (losses).. $   (2)  $    (3)    $   --    $    --         --    $     --          --    $     --
  Net derivative gains (losses).. $    --  $     --    $   --    $    --         --    $     --          --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               ------------------------------------------------------------------------
                                                       Net Derivatives (7)
                                               ------------------------------------
                                                             Foreign
                                                             Currency                     Net                 Long-term
                                                             Exchange        Equity    Embedded     Long-term  Debt of
                                               Interest Rate   Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                               ------------- -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2014
Balance at January 1,.........................  $       (1)  $    14  $  23  $   --   $       48    $    (43) $    (28)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income......................           --       --     --      --           --           --        --
   Net investment gains (losses)..............           --       --     --      --           --           --       (1)
   Net derivative gains (losses)..............           --      (6)    (7)      14        (144)           --        --
  OCI.........................................           40       --     --      --           --           --        --
Purchases (3).................................           --       --     --     111           --           --        --
Sales (3).....................................           --       --     --      --           --           --        --
Issuances (3).................................           --       --    (4)   (155)           --         (30)        --
Settlements (3)...............................         (22)      (1)     --      --           29           20        16
Transfers into Level 3 (4)....................           --       --     --      --           --           --        --
Transfers out of Level 3 (4)..................           --       --     --      --           --           18        --
                                                -----------  -------  -----  ------   ----------    --------- ---------
Balance at December 31,.......................  $        17  $     7  $  12  $ (30)   $     (67)    $    (35) $    (13)
                                                ===========  =======  =====  ======   ==========    ========= =========
Changes in unrealized gains (losses) included
 in net income (loss): (5)
  Net investment income                         $        --  $    --  $  --  $   --   $       --    $      -- $      --
  Net investment gains (losses)                 $        --  $    --  $  --  $   --   $       --    $      -- $      (1)
  Net derivative gains (losses)                 $        --  $    (6) $  --  $   14   $     (115)   $      -- $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.       Treasury     Foreign                            Foreign
                                                       Corporate   and Agency   Corporate   RMBS    ABS     CMBS   Government
                                                       ---------   -----------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2013
Balance at January 1,................................. $  5,460    $        71   $ 3,054   $1,702  $1,923  $  402   $    282
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        2             --         1       30      --     (1)          4
   Net investment gains (losses)......................     (37)             --      (22)      (2)       4      --          2
   Net derivative gains (losses)......................       --             --        --       --      --      --         --
  OCI.................................................     (36)            (3)         3      140    (27)       2       (45)
Purchases (3).........................................    1,188             --       842    1,001   1,133     221         69
Sales (3).............................................    (862)            (6)     (646)    (328)   (429)    (66)       (37)
Issuances (3).........................................       --             --        --       --      --      --         --
Settlements (3).......................................       --             --        --       --      --      --         --
Transfers into Level 3 (4)............................      717             --       250       41       1      74          1
Transfers out of Level 3 (4)..........................  (1,163)             --     (284)     (71)    (79)   (202)        (2)
                                                       --------    -----------   -------   ------  ------  ------   --------
Balance at December 31,............................... $  5,269    $        62   $ 3,198   $2,513  $2,526  $  430   $    274
                                                       ========    ===========   =======   ======  ======  ======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      1    $        --   $    --   $   35  $   --  $  (1)   $      4
  Net investment gains (losses)....................... $   (40)    $        --   $    --   $  (3)  $   --  $   --   $     --
  Net derivative gains (losses)....................... $     --    $        --   $    --   $   --  $   --  $   --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013
Balance at January 1,................ $   60  $    281    $    6    $    26     $   --    $    252    $     --    $   940
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --          5         --          --           1         --
   Net investment gains (losses).....     20      (30)        --          6         --        (23)          --         42
   Net derivative gains (losses).....     --        --        --         --         --          --          --         --
  OCI................................    (5)        84        --         --         --          19          --         --
Purchases (3)........................      5        17         9         --         --         174         339        185
Sales (3)............................   (31)      (74)        --       (23)         --       (247)         (2)      (204)
Issuances (3)........................     --        --        --         --         --          --          --         72
Settlements (3)......................     --        --        --         --         --          --          --         --
Transfers into Level 3 (4)...........      1        --        --         --         --          --          --        236
Transfers out of Level 3 (4).........     --        --       (3)         --         --          --          --       (62)
                                      ------  --------    ------    -------     ------    --------    --------    -------
Balance at December 31,.............. $   50  $    278    $   12    $    14     $   --    $    175    $    338    $ 1,209
                                      ======  ========    ======    =======     ======    ========    ========    =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --    $     5     $   --    $     --    $      1    $    --
  Net investment gains (losses)...... $   --  $   (17)    $   --    $    --     $   --    $      1    $     --    $    --
  Net derivative gains (losses)...... $   --  $     --    $   --    $    --     $   --    $     --    $     --    $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------------
                                                        Net Derivatives (7)
                                                  -------------------------------
                                                              Foreign
                                                              Currency                     Net                 Long-term
                                                  Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                    Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                  --------    -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2013
Balance at January 1,............................ $    58     $    37  $  33  $   --   $     (109)   $     --  $    (44)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.........................      --          --     --      --            --         --         --
   Net investment gains (losses).................      --          --     --      --            --         --        (2)
   Net derivative gains (losses).................     (3)        (24)    (8)      --           102         --         --
  OCI............................................    (44)          --     --      --            --         --         --
Purchases (3)....................................      --          --     --      --            --         --         --
Sales (3)........................................      --          --     --      --            --         --         --
Issuances (3)....................................      --          --    (1)      --            --       (43)         --
Settlements (3)..................................    (12)           1    (1)      --            55         --         18
Transfers into Level 3 (4).......................      --          --     --      --            --         --         --
Transfers out of Level 3 (4).....................      --          --     --      --            --         --         --
                                                  -------     -------  -----  ------   -----------   --------  ---------
Balance at December 31,.......................... $   (1)     $    14  $  23  $   --   $        48   $   (43)  $    (28)
                                                  =======     =======  =====  ======   ===========   ========  =========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income.......................... $    --     $    --  $  --  $   --   $        --   $     --  $      --
  Net investment gains (losses).................. $    --     $    --  $  --  $   --   $        --   $     --  $     (2)
  Net derivative gains (losses).................. $    --     $  (24)  $ (5)  $   --   $       115   $     --  $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.     Treasury and   Foreign                            Foreign
                                                       Corporate     Agency     Corporate   RMBS    ABS     CMBS   Government
                                                       ---------  ------------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2012
Balance at January 1,................................. $  4,919     $     25    $  2,258   $  691  $1,146  $  219    $  291
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        7           --           6       27       1      --         5
   Net investment gains (losses)......................      (2)           --        (52)      (5)     (1)     (7)       (5)
   Net derivative gains (losses)......................       --           --          --       --      --      --        --
  OCI.................................................      173           --         142      220     (3)     (3)        19
Purchases (3).........................................    1,282           47       1,213      892     953     268         2
Sales (3).............................................    (848)          (1)       (489)    (242)   (157)   (167)      (55)
Issuances (3).........................................       --           --          --       --      --      --        --
Settlements (3).......................................       --           --          --       --      --      --        --
Transfers into Level 3 (4)............................      559           --          99      131       4     104        25
Transfers out of Level 3 (4)..........................    (630)           --       (123)     (12)    (20)    (12)        --
                                                       --------     --------    --------   ------  ------  ------    ------
Balance at December 31,............................... $  5,460     $     71    $  3,054   $1,702  $1,923  $  402    $  282
                                                       ========     ========    ========   ======  ======  ======    ======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      4     $     --    $      5   $   27  $    1  $   --    $    5
  Net investment gains (losses)....................... $    (3)     $     --    $   (13)   $  (2)  $   --  $   --    $   --
  Net derivative gains (losses)....................... $     --     $     --    $     --   $   --  $   --  $   --    $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012
Balance at January 1,................ $  104  $    293    $   --     $   14    $    --    $    134    $      --   $ 1,082
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --         12         --          --           --        --
   Net investment gains (losses).....      7       (1)        --         --         --          --           --        84
   Net derivative gains (losses).....     --        --        --         --         --          --           --        --
  OCI................................    (7)        16        --         --         --        (19)           --        --
Purchases (3)........................     10         5         6         --         --         246           --       171
Sales (3)............................   (24)      (32)        --         --         --       (106)           --     (379)
Issuances (3)........................     --        --        --         --         --          --           --         2
Settlements (3)......................     --        --        --         --         --          --           --       (1)
Transfers into Level 3 (4)...........      1        --        --         --         --           5           --        24
Transfers out of Level 3 (4).........   (31)        --        --         --         --         (8)           --      (43)
                                      ------  --------    ------     ------    -------    --------    ---------   -------
Balance at December 31,.............. $   60  $    281    $    6     $   26    $    --    $    252    $      --   $   940
                                      ======  ========    ======     ======    =======    ========    =========   =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --     $   12    $    --    $     --    $      --   $    --
  Net investment gains (losses)...... $  (4)  $     --    $   --     $   --    $    --    $     --    $      --   $    --
  Net derivative gains (losses)...... $   --  $     --    $   --     $   --    $    --    $     --    $      --   $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       --------------------------------------------------------------------
                                                             Net Derivatives (7)
                                                       -------------------------------
                                                                   Foreign
                                                                   Currency                     Net                 Long-term
                                                       Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                         Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                       --------    -------- ------ ------ --------------- --------- ----------
                                                                                  (In millions)
Year Ended December 31, 2012
Balance at January 1,.................................  $  67      $    56  $   1  $  --    $    (790)     $    --   $  (116)
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................     --           --     --     --            --          --         --
   Net investment gains (losses)......................     --           --     --     --            --          --        (7)
   Net derivative gains (losses)......................     17         (19)     38     --           629          --         --
  OCI.................................................    (1)           --     --     --            --          --         --
Purchases (3).........................................     --           --     --     --            --          --         --
Sales (3).............................................     --           --     --     --            --          --         --
Issuances (3).........................................     --           --    (3)     --            --          --         --
Settlements (3).......................................   (25)           --    (3)     --            52          --         79
Transfers into Level 3 (4)............................     --           --     --     --            --          --         --
Transfers out of Level 3 (4)..........................     --           --     --     --            --          --         --
                                                        -----      -------  -----  -----    ----------     -------   --------
Balance at December 31,...............................  $  58      $    37  $  33  $  --    $    (109)     $    --   $   (44)
                                                        =====      =======  =====  =====    ==========     =======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income...............................  $  --      $    --  $  --  $  --    $       --     $    --   $     --
  Net investment gains (losses).......................  $  --      $    --  $  --  $  --    $       --     $    --   $    (7)
  Net derivative gains (losses).......................  $  --      $  (19)  $  36  $  --    $      636     $    --   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of mortgage loans--FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                       December 31,
                                                                      ---------------
                                                                        2014    2013
                                                                      ------- -------
                                                                       (In millions)
Unpaid principal balance                                              $   436 $   508
Difference between estimated fair value and unpaid principal balance.   (128)   (170)
                                                                      ------- -------
 Carrying value at estimated fair value.............................. $   308 $   338
                                                                      ======= =======
Loans in non-accrual status.......................................... $   125 $    --

  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                       Long-term Debt                  Long-term Debt of CSEs
                                             ----------------------------------  ----------------------------------
                                             December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
                                             ----------------- ----------------- ----------------- -----------------
                                                                          (In millions)
Contractual principal balance...............    $       115       $       123       $        26        $      42
Difference between estimated fair value and
  contractual principal balance.............              2                (1)              (13)             (14)
                                             ----------------- ----------------- ----------------- -----------------
 Carrying value at estimated fair
   value (1)................................    $       117       $       122       $        13        $      28
                                             ================= ================= ================= =================

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                              At December 31,                Years Ended December 31,
                                         -------------------------------- -----------------------------
                                             2014       2013       2012       2014      2013      2012
                                         --------   --------   --------   --------  --------  ---------
                                         Carrying Value After Measurement        Gains (Losses)
                                         -------------------------------- -----------------------------
                                                              (In millions)
Mortgage loans, net (1)................. $     94   $    175   $    361   $      2  $     24  $    (16)
Other limited partnership interests (2). $    109   $     71   $     48   $    (70) $    (40) $    (30)
Goodwill (3)............................ $     --   $     --   $     --   $     --  $     --  $    (10)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2014 and 2013 were not significant.

(3)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "--Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2014
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value        Level 1      Level 2      Level 3   Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  48,751 $        --  $        --  $     50,992 $     50,992
Policy loans........................ $   8,491 $        --  $       796  $      9,614 $     10,410
Real estate joint ventures.......... $      30 $        --  $        --  $         54 $         54
Other limited partnership interests. $     635 $        --  $        --  $        819 $        819
Other invested assets............... $   2,385 $        --  $     2,270  $        220 $      2,490
Premiums, reinsurance and other
 receivables........................ $  13,845 $        --  $        94  $     14,607 $     14,701
Liabilities
PABs................................ $  73,225 $        --  $        --  $     75,481 $     75,481
Long-term debt...................... $   1,897 $        --  $     2,029  $        268 $      2,297
Other liabilities................... $  20,139 $        --  $       609  $     20,133 $     20,742
Separate account liabilities........ $  60,840 $        --  $    60,840  $         -- $     60,840

                                                           December 31, 2013
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value      Level 1      Level 2      Level 3     Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  45,686 $        --  $        --  $     47,369 $     47,369
Policy loans........................ $   8,421 $        --  $       786  $      8,767 $      9,553
Real estate joint ventures.......... $      47 $        --  $        --  $         70 $         70
Other limited partnership interests. $     865 $        --  $        --  $      1,013 $      1,013
Other invested assets............... $   2,017 $        87  $     1,752  $        176 $      2,015
Premiums, reinsurance and other
 receivables........................ $  14,210 $        --  $        15  $     14,906 $     14,921
Liabilities
PABs................................ $  70,205 $        --  $        --  $     72,236 $     72,236
Long-term debt...................... $   2,655 $        --  $     2,956  $         -- $      2,956
Other liabilities................... $  19,601 $        --  $       310  $     19,787 $     20,097
Separate account liabilities........ $  57,935 $        --  $    57,935  $         -- $     57,935

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

   Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

   For the 2014 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more than likely that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

   As discussed in Note 2, effective January 1, 2015, the Company implemented certain segment reporting changes, including revising its capital allocation methodology, which were approved by the chief operating decision maker of MetLife, Inc. in the fourth quarter of 2014. As a result, goodwill was re-tested for impairment during the fourth quarter of 2014 using estimated revised carrying amounts of the reporting units. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

 concluded that the fair values of all reporting units were in excess of their carrying value and, therefore, goodwill was not impaired.

   Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                                Retail   Benefits    Funding   & Other  Total
                                ------- ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2012
  Goodwill..................... $    37  $     68    $    2    $    4   $  111
  Accumulated impairment.......      --        --        --        --       --
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      37        68         2         4      111

  Impairments (1)..............    (10)        --        --        --     (10)

  Balance at December 31, 2012
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2013
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2014
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net......... $    27  $     68    $    2    $    4   $  101
                                ======= =========== ========= ========= ======

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


12. Long-term and Short-term Debt

   Long-term and short-term debt outstanding was as follows:

                                 Interest Rates (1)                   December 31,
                               ---------------------              ---------------------
                                             Weighted
                                   Range     Average   Maturity      2014       2013
                               ------------- -------- ----------- ---------- ----------
                                                                      (In millions)
Surplus notes --affiliated.... 3.00% - 7.38%   6.49%  2015 - 2037 $      883 $    1,100
Surplus notes................. 7.63% - 7.88%   7.83%  2015 - 2025        701        701
Mortgage loans --affiliated... 2.11% - 7.26%   5.21%  2015 - 2020        242        364
Senior notes --affiliated (2). 0.92% - 2.75%   1.97%  2021 - 2022         78         79
Other notes (3)............... 1.34% - 8.00%   3.34%  2015 - 2027        110        533
Capital lease obligations.....                                            --         23
                                                                  ---------- ----------
Total long-term debt (4)......                                         2,014      2,800
Total short-term debt.........                                           100        175
                                                                  ---------- ----------
Total.........................                                    $    2,114 $    2,975
                                                                  ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2014.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)At December 31, 2013, the Company consolidated the MetLife Core Property Fund. During 2013, this consolidated VIE issued $373 million of long-term debt. The Company no longer consolidated the fund effective March 31, 2014. See Note 8.

(4)Excludes $13 million and $28 million of long-term debt relating to CSEs at December 31, 2014 and 2013, respectively. See Note 8.

   The aggregate maturities of long-term debt at December 31, 2014 for the next five years and thereafter are $521 million in 2015, $3 million in 2016, $3 million in 2017, $7 million in 2018, $33 million in 2019 and $1.4 billion thereafter.

   Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

   Certain of the Company's debt instruments, as well as its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

   In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

   In September 2014, the Company repaid in cash $217 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                            -----------------
                                              2014     2013
                                            -------- --------
                                              (In millions)
                  Commercial paper......... $    100 $    175
                  Average daily balance.... $    109 $    103
                  Average days outstanding.  69 days  55 days

  During the years ended December 31, 2014, 2013 and 2012, the weighted average interest rate on short-term debt was 0.10%, 0.12% and 0.17%, respectively.

Interest Expense

   Interest expense related to long-term and short-term debt included in other expenses was $150 million, $150 million and $148 million for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts include $88 million, $91 million and $89 million of interest expense related to affiliated debt for the years ended December 31, 2014, 2013 and 2012, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
 Note 8.

Credit and Committed Facilities

   At December 31, 2014, MetLife Funding, Inc. ("MetLife Funding") and MetLife, Inc. maintained a $4.0 billion unsecured credit facility and a committed facility aggregating $490 million. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   Unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


  Information on the credit facility at December 31, 2014 was as follows:

                                                     Letters of
                                          Maximum      Credit                   Unused
Borrower(s)                  Expiration    Capacity   Issued (1)   Drawdowns   Commitments
-------------------------- ------------  ---------- ------------ ----------- -------------
                                                         (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............  May 2019 (2) $    4,000   $    684     $    --    $    3,316

--------

(1)MetLife, Inc. and MetLife Funding, a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2014 and is not responsible for any reimbursement obligations under such letters of credit.

(2)In May 2014, MetLife, Inc. and MetLife Funding entered into a $4.0 billion five-year unsecured credit agreement, which amended and restated both the five-year $3.0 billion and the five-year $1.0 billion unsecured credit agreements in their entireties into a single agreement (the "2014 Five-Year Credit Agreement"). The credit facility made available by the 2014 Five-Year Credit Agreement may be used for general corporate purposes (including in the case of loans, to back up commercial paper and, in the case of letters of credit, to support variable annuity policy and reinsurance reserve requirements). All borrowings under the 2014 Five-Year Credit Agreement must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020. The Company incurred costs of $3 million related to the 2014 Five-Year Credit Agreement, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the 2014 Five-Year Credit Agreement.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in other expenses. Information on the committed facility at December 31, 2014 was as follows:

                                                      Letters of
                                           Maximum      Credit                   Unused
Account Party/Borrower(s)    Expiration     Capacity   Issued (1)   Drawdowns   Commitments
-------------------------  ------------   ---------- ------------ ----------- -------------
                                                          (In millions)
MetLife, Inc. & Missouri
  Reinsurance, Inc........  June 2016 (2)  $    490    $    490     $    --      $    --

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2014.

(2)Commencing in December 2015 and extending through March 2016, the capacity will grade down from $490 million to $200 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.
 Description of Plan -- General Terms

   Under the 2005 Stock Plan, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $100 million, $122 million and $127 million for the years ended
 December 31, 2014, 2013 and 2012, respectively.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers requiring tests to be performed as part of insurers' year-end asset adequacy testing. The Department of Financial Services issued its 2014 Special Considerations letter on October 10, 2014, which was substantially similar to the 2013 letter. The letter mandates the use of certain assumptions in asset adequacy testing. In 2013, MLIC established a three-year grade-in schedule for the amount of LTC reserves required as a result of the new assumptions. In 2014, MLIC established an additional schedule, reflecting current economic conditions, liabilities and assets. The following table summarizes the two schedules of strengthening:

                             2013 Schedule 2014 Schedule Combined Schedule
                             ------------- ------------- -----------------
                                             (In millions)
     2013 Strengthening.....    $  300           N/A          $  300
     2014 Strengthening.....    $  200        $  100          $  300
     2015 Strengthening (1).    $  100        $  100          $  200
     2016 Strengthening (1).       N/A        $  100          $  100

--------

(1)The actual 2015 and 2016 amounts may differ from those originally estimated in 2013 and 2014 due to changes in economic conditions, regulations, or policyholder behavior.

  The tables below present amounts from Metropolitan Life Insurance Company and its insurance subsidiaries, which are derived from the most recent statutory-basis financial statements as filed with the insurance regulators.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2014    2013    2012
---------------------------------------- ----------------- -------- ------ --------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  1,487 $  369 $  1,320
New England Life Insurance Company......   Massachusetts   $    303 $  103 $     79
General American Life Insurance Company.     Missouri      $    129 $   60 $     19

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2014      2013
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  12,008 $  12,428
          New England Life Insurance Company...... $     675 $     571
          General American Life Insurance Company. $     867 $     818

Dividend Restrictions

  The table below sets forth dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2015            2014        2013
                                      ----------------- ------------- --------
                                      Permitted Without
 Company                                  Approval        Paid (1)    Paid (1)
 ------------------------------------ ----------------- ------------- --------
                                                        (In millions)
 Metropolitan Life Insurance Company.     $  1,200        $    821(2) $  1,428

--------

(1)Includes all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2015             2014        2013
                                         ----------------- -----------    ---------
                                         Permitted Without
Company                                    Approval (1)       Paid (2)    Paid (2)
---------------------------------------- ----------------- -----------    ---------
                                                       (In millions)
New England Life Insurance Company......   $         199   $       227(3) $      77
General American Life Insurance Company.   $          88   $        --    $      --

--------

(1)Reflects dividend amounts that may be paid during 2015 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2015, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

(surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2014 and 2013, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $95 million and $45 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                           Unrealized                       Foreign     Defined
                                        Investment Gains     Unrealized    Currency     Benefit
                                        (Losses), Net of   Gains (Losses) Translation    Plans
                                       Related Offsets (1) on Derivatives Adjustments  Adjustment      Total
                                       ------------------- -------------- ----------- ------------- -----------
                                                                    (In millions)
Balance at December 31, 2011..........       $       4,028     $      840  $       37 $     (1,851) $     3,054
OCI before reclassifications..........               2,406          (243)        (30)         (618)       1,515
Deferred income tax benefit (expense).               (843)             87          11           217       (528)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               5,591            684          18       (2,252)       4,041
Amounts reclassified from AOCI........                  96              2          --         (148)        (50)
Deferred income tax benefit (expense).                (33)            (1)          --            51          17
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  63              1          --          (97)        (33)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2012..........               5,654            685          18       (2,349)       4,008
OCI before reclassifications..........             (3,321)          (677)          22         1,396     (2,580)
Deferred income tax benefit (expense).               1,145            237         (9)         (490)         883
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               3,478            245          31       (1,443)       2,311
Amounts reclassified from AOCI........                (16)           (14)          --         (205)       (235)
Deferred income tax benefit (expense).                   6              5          --            71          82
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                (10)            (9)          --         (134)       (153)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2013..........               3,468            236          31       (1,577)       2,158
OCI before reclassifications..........               4,095            606        (44)       (1,181)       3,476
Deferred income tax benefit (expense).             (1,409)          (212)          10           406     (1,205)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               6,154            630         (3)       (2,352)       4,429
Amounts reclassified from AOCI........                  70            682          --           180         932
Deferred income tax benefit (expense).                (24)          (239)          --          (64)       (327)
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  46            443          --           116         605
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2014..........       $       6,200     $    1,073  $      (3) $     (2,236) $     5,034
                                             =============     ==========  ========== ============= ===========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                               Consolidated Statement of Operations and
AOCI Components                                 Amounts Reclassified from AOCI  Comprehensive Income (Loss) Locations
--------------------------------------------    ----------------------------   ----------------------------------------
                                                  Years Ended December 31,
                                                ----------------------------
                                                  2014        2013      2012
                                                ---------   --------- --------
                                                       (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................... $   (103)   $     (9) $  (136)      Net investment gains (losses)
  Net unrealized investment gains
   (losses)....................................        40          53       56      Net investment income
  Net unrealized investment gains
   (losses)....................................       (7)        (28)     (16)      Net derivative gains (losses)
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), before income tax...............      (70)          16     (96)
    Income tax (expense) benefit...............        24         (6)       33
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), net of income tax............... $    (46)   $      10 $   (63)
                                                =========   ========= ========
Unrealized gains (losses) on derivatives--
 cash flow hedges:
  Interest rate swaps.......................... $      41   $      20 $      3      Net derivative gains (losses)
  Interest rate swaps..........................         9           8        4      Net investment income
  Interest rate forwards.......................       (8)           1       --      Net derivative gains (losses)
  Interest rate forwards.......................         2           2        2      Net investment income
  Foreign currency swaps.......................     (725)        (15)      (7)      Net derivative gains (losses)
  Foreign currency swaps.......................       (2)         (3)      (5)      Net investment income
  Credit forwards..............................         1           1        1      Net investment income
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges,
     before income tax.........................     (682)          14      (2)
    Income tax (expense) benefit...............       239         (5)        1
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges, net
     of income tax............................. $   (443)   $       9 $    (1)
                                                =========   ========= ========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).................................... $   (180)   $     274 $    246
  Amortization of prior service (costs)
   credit......................................        --        (69)     (98)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, before income tax..................     (180)         205      148
    Income tax (expense) benefit...............        64        (71)     (51)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, net of income tax.................. $   (116)   $     134 $     97
                                                =========   ========= ========
Total reclassifications, net of income tax..... $   (605)   $     153 $     33
                                                =========   ========= ========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2014     2013     2012
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,257 $  2,392 $  2,426
Pension, postretirement and postemployment benefit costs...      322      364      285
Commissions................................................      828      781      769
Volume-related costs.......................................       70      253      241
Affiliated interest costs on ceded and assumed reinsurance.    1,009    1,033    1,209
Capitalization of DAC......................................    (424)    (562)    (632)
Amortization of DAC and VOBA...............................      695      261      991
Interest expense on debt...................................      151      153      152
Premium taxes, licenses and fees...........................      328      263      294
Professional services......................................    1,013      989      946
Rent and related expenses, net of sublease income..........      128      143      123
Other......................................................    (306)     (82)    (410)
                                                            -------- -------- --------
 Total other expenses...................................... $  6,071 $  5,988 $  6,394
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                              Years Ended December 31,
                              ----------------------------------------------------------------------------------------
                                          2014                          2013                          2012
                              ----------------------------  ----------------------------  ----------------------------
                                        Lease and                     Lease and                     Lease and
                                          Asset                         Asset                         Asset
                              Severance Impairment  Total   Severance Impairment  Total   Severance Impairment  Total
                              --------- ---------- -------  --------- ---------- -------  --------- ---------- -------
                                                                    (In millions)
Balance at January 1,........  $    39    $    6   $    45   $    22    $  --    $    22   $    --    $   --   $    --
Restructuring charges........       66         8        74        87       16        103       101        18       119
Cash payments................      (74)       (8)      (82)      (70)     (10)       (80)      (79)      (18)      (97)
                               -------    ------   -------   -------    -----    -------   -------    ------   -------
Balance at December 31,......  $    31    $    6   $    37   $    39    $   6    $    45   $    22    $   --   $    22
                               =======    ======   =======   =======    =====    =======   =======    ======   =======
Total restructuring charges
 incurred since inception of
 initiative..................  $   254    $   42   $   296   $   188    $  34    $   222   $   101    $   18   $   119
                               =======    ======   =======   =======    =====    =======   =======    ======   =======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016. However, such restructuring plans were not sufficiently developed to enable management to make an estimate of such restructuring charges at December 31, 2014.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2014, the majority of active participants were accruing benefits under the cash balance formula; however, 89% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans, as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                     December 31,
                                                -------------------------------------------------------
                                                           2014                        2013
                                                --------------------------- ---------------------------
                                                                 Other                       Other
                                                  Pension    Postretirement   Pension    Postretirement
                                                Benefits (1)    Benefits    Benefits (1)    Benefits
                                                ------------ -------------- ------------ --------------
                                                                     (In millions)
Change in benefit obligations
Benefit obligations at January 1,..............  $    8,130    $    1,861    $    8,937    $    2,402
 Service costs.................................         183            14           214            20
 Interest costs................................         413            92           367            92
 Plan participants' contributions..............          --            30            --            30
 Net actuarial (gains) losses..................       1,461           264         (967)         (550)
 Settlements and curtailments..................        (13)           (6)            --            --
 Change in benefits and other..................         574          (16)            26            --
 Benefits paid.................................       (486)         (109)         (447)         (133)
 Foreign exchange impact.......................          --           (1)            --            --
                                                 ----------    ----------    ----------    ----------
Benefit obligations at December 31,............      10,262         2,129         8,130         1,861
                                                 ----------    ----------    ----------    ----------
Change in plan assets
Fair value of plan assets at January 1,........       7,305         1,352         7,390         1,320
 Actual return on plan assets..................       1,018           112          (20)            57
 Change in benefits and other..................         523            --            28            --
 Plan participants' contributions..............          --            30            --            30
 Employer contributions........................         390            41           354            78
 Benefits paid.................................       (486)         (109)         (447)         (133)
                                                 ----------    ----------    ----------    ----------
Fair value of plan assets at December 31,......       8,750         1,426         7,305         1,352
                                                 ----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
Amounts recognized in the consolidated balance
  sheets
 Other assets..................................  $       --    $       --    $      213    $       --
 Other liabilities.............................     (1,512)         (703)       (1,038)         (509)
                                                 ----------    ----------    ----------    ----------
   Net amount recognized.......................  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................  $    3,034    $      420    $    2,207    $      209
 Prior service costs (credit)..................         (2)          (10)            17             1
                                                 ----------    ----------    ----------    ----------
   AOCI, before income tax.....................  $    3,032    $      410    $    2,224    $      210
                                                 ==========    ==========    ==========    ==========
Accumulated benefit obligation.................  $    9,729           N/A    $    7,689           N/A
                                                 ==========                  ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate PBO was $1.3 billion and $ 1.0 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows at:

                                                  December 31,
                                              ---------------------
                                                 2014       2013
                                              ---------- ----------
                                                  (In millions)
             Projected benefit obligations... $    1,981 $    1,037
             Accumulated benefit obligations. $    1,789 $      927
             Fair value of plan assets....... $      676 $       --

   Information for pension and other postretirement benefit plans with a PBO in excess of plan assets were as follows at:

                                                   December 31,
                               ----------------------------------------------------
                                          2014                      2013
                               -------------------------- -------------------------
                                               Other                     Other
                                Pension    Postretirement  Pension   Postretirement
                                Benefits      Benefits     Benefits     Benefits
                               ----------- -------------- ---------- --------------
                                                  (In millions)
Projected benefit obligations. $    10,241   $    2,129   $    1,170   $    1,863
Fair value of plan assets..... $     8,719   $    1,426   $      133   $    1,353

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial (gains) losses and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

..  Service Costs -- Service costs are the increase in the projected (expected)
   PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

.. Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

.. Settlement and Curtailment Costs -- The aggregate amount of net (gains) losses recognized in net periodic benefit costs is due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

.. Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

.. Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

.. Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                             Years Ended December 31,
                                      -----------------------------------------------------------------------
                                               2014                    2013                    2012
                                      ----------------------- ----------------------- -----------------------
                                                   Other                   Other                   Other
                                      Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                      Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                      -------- -------------- -------- -------------- -------- --------------
                                                                   (In millions)
Net periodic benefit costs
 Service costs....................... $    200    $    14     $    214    $    17     $    195    $    31
 Interest costs......................      437         92          366         85          383         97
 Settlement and curtailment
   costs.............................       14          2           --         --           --         --
 Expected return on plan
   assets............................    (475)       (75)        (453)       (74)        (456)       (76)
 Amortization of net actuarial
   (gains) losses....................      169         11          219         51          188         53
 Amortization of prior service
   costs (credit)....................        1        (1)            6       (69)            6       (97)
 Allocated to affiliates.............     (54)       (11)         (12)         --         (12)        (1)
                                      --------    -------     --------    -------     --------    -------
   Total net periodic benefit
     costs (credit)..................      292         32          340         10          304          7
                                      --------    -------     --------    -------     --------    -------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses........      996        222        (492)      (532)          705        232
 Prior service costs (credit)........     (18)       (12)           --         --           --         --
 Amortization of net actuarial
   (gains) losses....................    (169)       (11)        (219)       (55)        (189)       (57)
 Amortization of prior service
   (costs) credit....................      (1)          1          (6)         75          (6)        104
                                      --------    -------     --------    -------     --------    -------
   Total recognized in OCI...........      808        200        (717)      (512)          510        279
                                      --------    -------     --------    -------     --------    -------
     Total recognized in net
       periodic benefit costs and
       OCI........................... $  1,100    $   232     $  (377)    $ (502)     $    814    $   286
                                      ========    =======     ========    =======     ========    =======

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $200 million and ($1) million, and $31 million and ($4) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Assumptions

  Assumptions used in determining benefit obligations were as follows at:

                                                               December 31,
                                ---------------------------------------------------------------------------
                                                2014                                  2013
                                ------------------------------------- -------------------------------------
                                                 Other Postretirement                  Other Postretirement
                                Pension Benefits       Benefits       Pension Benefits       Benefits
                                ---------------- -------------------- ---------------- --------------------
Weighted average discount rate.      4.10%              4.10%              5.15%              5.15%
Rate of compensation increase..  2.25% - 8.50%           N/A           3.50% - 7.50%           N/A

  Assumptions used in determining net periodic benefit costs were as follows:

                                                         Years Ended December 31,
                      -----------------------------------------------------------------------------------------------
                                   2014                            2013                            2012
                      ------------------------------- ------------------------------- -------------------------------
                                           Other                           Other                           Other
                                       Postretirement                  Postretirement                  Postretirement
                      Pension Benefits    Benefits    Pension Benefits    Benefits    Pension Benefits    Benefits
                      ---------------- -------------- ---------------- -------------- ---------------- --------------
Weighted average
  discount rate......      5.15%           5.15%           4.20%           4.20%           4.95%           4.95%
Weighted average
  expected rate of
  return on plan
  assets.............      6.25%           5.70%           6.24%           5.76%           7.00%           6.26%
Rate of compensation
  increase...........  3.50% - 7.50%        N/A        3.50% - 7.50%        N/A        3.50% - 7.50%        N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2015 is currently anticipated to be 6.24% for pension benefits and 5.65% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                       December 31,
                                       -----------------------------------------------------------------------------
                                                       2014                                    2013
                                       -------------------------------------   -------------------------------------
Pre-and Post-Medicare eligible claims  6.4% for 2015, gradually decreasing     6.4% in 2014, gradually decreasing
                                       each year for Pre-Medicare until 2094   each year until 2094 reaching the
                                       reaching the ultimate rate of 4.4%      ultimate rate of 4.4% for Pre-
                                       and for Post-Medicare until 2089        Medicare and 4.6% for Post-Medicare.
                                       reaching the ultimate rate of 4.7%

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2014:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     14   $     (11)
Effect of accumulated postretirement benefit obligations.  $    302   $    (245)

   As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

       Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


Level 3This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and other investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

       Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2014 for the Invested Plans:

                                                                        December 31,
                               ----------------------------------------------------------------------------------------------
                                                       2014                                            2013
                               ----------------------------------------------------- ----------------------------------------
                                                  Postretirement    Postretirement              Postretirement Postretirement
                                    Pension           Medical            Life         Pension      Medical          Life
                               ----------------- ----------------- ----------------- ---------- -------------- --------------
                                        Actual            Actual            Actual     Actual       Actual         Actual
                               Target Allocation Target Allocation Target Allocation Allocation   Allocation     Allocation
                               ------ ---------- ------ ---------- ------ ---------- ---------- -------------- --------------
Asset Class
Fixed maturity securities (1).  75%       69%     70%       71%      --%      --%        64%          66%            --%
Equity securities (2).........  12%       15%     30%       27%      --%      --%        23%          33%            --%
Alternative securities (3)....  13%       16%     --%        2%     100%     100%        13%           1%           100%
                                         ----              ----              ----       ----         ----           ----
  Total assets................           100%              100%              100%       100%         100%           100%
                                         ====              ====              ====       ====         ====           ====

--------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks, U.S. government bonds and exchange traded funds. Certain prior year amounts have been reclassified from equity securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                      December 31, 2014
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  2,638 $   80  $  2,718  $   42  $  244   $  3   $    289
 U.S. government
   bonds...................    1,605      223     --     1,828     169      12     --        181
 Foreign bonds.............       --      718     17       735      --      68     --         68
 Federal agencies..........       --      254     --       254      --      35     --         35
 Municipals................       --      270     --       270      --      74     --         74
 Other (1).................       --      188      8       196      --      63     --         63
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............    1,605    4,291    105     6,001     211     496      3        710
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................      951       --     --       951     188      --     --        188
 Common stock -
   foreign.................      394       --     --       394      80      --     --         80
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,345       --     --     1,345     268      --     --        268
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       24    743       767      --      --     --         --
Short-term investments.....      189      273     --       462      14     433     --        447
Money market
  securities...............       29       56     --        85      --      --     --         --
Derivative assets..........       11        7     72        90      --       1     --          1
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  3,179 $  4,651 $  920  $  8,750  $  493  $  930   $  3   $  1,426
                            ======== ======== ======  ========  ======  ======   ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                      December 31, 2013
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  1,948 $   55  $  2,003  $   77  $  170   $  1   $    248
 U.S. government
   bonds...................      868      156     --     1,024     135       5     --        140
 Foreign bonds.............       --      675     10       685      --      63     --         63
 Federal agencies..........       --      274     --       274      --      33     --         33
 Municipals................       --      206     --       206      55      15     --         70
 Other (1).................       --      460     19       479      --      54     --         54
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............      868    3,719     84     4,671     267     340      1        608
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................    1,064       21    139     1,224     196      --     --        196
 Common stock -
   foreign.................      432       --     --       432     102      --     --        102
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,496       21    139     1,656     298      --     --        298
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       --    563       563      --      --     --         --
Short-term investments.....       49      290     --       339      --     439     --        439
Money market
  securities...............        1       12     --        13       4      --     --          4
Derivative assets..........       16       14     33        63      --       3     --          3
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  2,430 $  4,056 $  819  $  7,305  $  569  $  782   $  1   $  1,352
                            ======== ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2014
Balance at January 1,   $  55    $  10    $ 19      $  139     $  563      $  33      $  1      $  --      $  --     $  --
Realized gains
 (losses)............       3       --      --          --       (13)       (16)        --         --         --        --
Unrealized gains
 (losses)............      --       --      --          --        114         19         1         --         --        --
Purchases, sales,
 issuances and
 settlements, net....      11        5     (2)          --      (104)         34         1         --         --        --
Transfers into
 and/or out of
 Level 3.............      11        2     (9)       (139)        183          2        --         --         --        --
                        -----    -----    ----      ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  80    $  17    $  8      $   --     $  743      $  72      $  3      $  --      $  --     $  --
                        =====    =====    ====      ======     ======      =====      ====      =====      =====     =====

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2013
Balance at January 1,   $  18    $   7    $   7     $  129     $  419      $   1      $  4      $   1      $   3     $  --
Realized gains
 (losses)............      --       --       --        (1)         --        (2)        --         --        (3)        --
Unrealized gains
 (losses)............     (2)        1       --          9         56       (17)        --         --          4        --
Purchases, sales,
 issuances and
 settlements, net....      17      (3)       11          2       (58)         51       (3)        (1)        (4)        --
Transfers into
 and/or out of
 Level 3.............      22        5        1         --        146         --        --         --         --        --
                        -----    -----    -----     ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  55    $  10    $  19     $  139     $  563      $  33      $  1      $  --      $  --     $  --
                        =====    =====    =====     ======     ======      =====      ====      =====      =====     =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      ------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------  ----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        -----------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2012
Balance at January 1,   $  30    $  5     $  2      $  194     $  501       $  4      $  4       $  1      $  5      $   1
Realized gains
 (losses)............      --      --       --         (25)        52          4        --         --        (2)         2
Unrealized gains
 (losses)............      (1)      8        1           9        (38)        (6)       --         --         2         (2)
Purchases, sales,
 issuances and
 settlements, net....     (11)     (6)       4         (49)       (96)        (1)       --         --        (2)        (1)
Transfers into
 and/or out of
 Level 3.............      --      --       --          --         --         --        --         --        --         --
                        -----    ----     ----      ------     ------       ----      ----       ----      ----      -----
Balance at
 December 31,........   $  18    $  7     $  7      $  129     $  419       $  1      $  4       $  1      $  3      $  --
                        =====    ====     ====      ======     ======       ====      ====       ====      ====      =====

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2015. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2015. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2015.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2015 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits Other Postretirement Benefits
                      ---------------- -----------------------------
                                      (In millions)
           2015...... $            490        $           81
           2016...... $            507        $           82
           2017...... $            531        $           85
           2018...... $            544        $           88
           2019...... $            565        $           92
           2020-2024. $          3,134        $          522

 Additional Information

   As previously discussed, most of the assets of the pension benefit plan are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized in the consolidated statements of operations were $50 million, $49 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $1.2 billion, $20 million and $867 million for the years ended December 31, 2014, 2013 and 2012, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $68 million, $84 million and $83 million for the years ended December 31, 2014, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     -------------------------
                                                       2014    2013     2012
                                                     -------- ------- --------
                                                           (In millions)
  Current:
   Federal.......................................... $    901 $   789 $    675
   State and local..................................        3       2        2
   Foreign..........................................       74     176      176
                                                     -------- ------- --------
     Subtotal.......................................      978     967      853
                                                     -------- ------- --------
  Deferred:
   Federal..........................................      538   (411)      346
   Foreign..........................................       16     125    (144)
                                                     -------- ------- --------
     Subtotal.......................................      554   (286)      202
                                                     -------- ------- --------
       Provision for income tax expense (benefit)... $  1,532 $   681 $  1,055
                                                     ======== ======= ========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2014     2013     2012
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  5,335 $  2,540 $  3,153
      Foreign..................................       56      282      545
                                                -------- -------- --------
        Total.................................. $  5,391 $  2,822 $  3,698
                                                ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                     2014    2013    2012
                                                   -------- ------ --------
                                                        (In millions)
    Tax provision at U.S. statutory rate.......... $  1,887 $  988 $  1,294
    Tax effect of:
     Dividend received deduction..................     (82)   (66)     (75)
     Tax-exempt income............................     (40)   (42)     (43)
     Prior year tax...............................       11     29       10
     Low income housing tax credits...............    (205)  (190)    (142)
     Other tax credits............................     (66)   (44)     (18)
     Foreign tax rate differential................       --      2        3
     Change in valuation allowance................       --    (4)       13
     Other, net...................................       27      8       13
                                                   -------- ------ --------
       Provision for income tax expense (benefit). $  1,532 $  681 $  1,055
                                                   ======== ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                             December 31,
                                                  -----------------------------------
                                                        2014              2013
                                                  ----------------- -----------------
                                                             (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables........ $           1,577 $           1,823
 Net operating loss carryforwards................                29                64
 Employee benefits...............................             1,015               649
 Capital loss carryforwards......................                --                14
 Tax credit carryforwards........................               979               909
 Litigation-related and government mandated......               259               223
 Other...........................................               309               349
                                                  ----------------- -----------------
   Total gross deferred income tax assets........             4,168             4,031
 Less: Valuation allowance.......................                22                72
                                                  ----------------- -----------------
   Total net deferred income tax assets..........             4,146             3,959
                                                  ----------------- -----------------
Deferred income tax liabilities:
 Investments, including derivatives..............             2,402             2,021
 Intangibles.....................................                72                77
 DAC.............................................             1,568             1,600
 Net unrealized investment gains.................             3,903             2,019
 Other...........................................                36                27
                                                  ----------------- -----------------
   Total deferred income tax liabilities.........             7,981             5,744
                                                  ----------------- -----------------
     Net deferred income tax asset (liability)... $         (3,835) $         (1,785)
                                                  ================= =================

   See Note 1 for information regarding new guidance adopted by the Company related to the presentation of an unrecognized tax benefit.

   The Company has recorded a $50 million reduction of valuation allowance as a balance sheet reclassification with other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2014.

                                Net Operating Loss Carryforwards
                                --------------------------------
                                  Domestic          State
                                 ------------   ---------------
                                       (In millions)
                    Expiration
                    2015-2019.. $         --   $            32
                    2020-2024..           --                44
                    2025-2029..           --                53
                    2030-2034..           21                 8
                    Indefinite.           --                --
                                 ------------   ---------------
                                $         21   $           137
                                 ============   ===============

   The following table sets forth the general business credits, foreign tax credits, and other tax credit carryforwards for tax purposes at December 31, 2014.

                                  Tax Credit Carryforwards
               --------------------------------------------------------------
               General Business Credits Foreign Tax Credits       Other
               ------------------------ ------------------- -----------------
                                       (In millions)
   Expiration
   2015-2019..    $               --    $               --  $              --
   2020-2024..                    --                   301                 --
   2025-2029..                     4                    --                 --
   2030-2034..                   832                    --                 --
   Indefinite.                    --                    --                 32
                  ------------------    ------------------  -----------------
                  $              836    $              301  $              32
                  ==================    ==================  =================

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included ($24) million, $157 million and ($14) million for the years ended December 31, 2014, 2013 and 2012, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2000 through 2006 where the IRS disallowance relates predominantly to certain tax credits claimed and the Company continues to protest.

   During June 2014, the IRS concluded its audit of the Company's tax returns for the years 2003 through 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 July 2014 for other tax adjustments. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company's financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2014     2013     2012
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    532 $    525
Additions for tax positions of prior years...............................       27       50       27
Reductions for tax positions of prior years..............................     (13)      (4)      (5)
Additions for tax positions of current year..............................        3        3       --
Settlements with tax authorities.........................................      (3)     (49)     (15)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    546 $    532 $    532
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    497 $    491 $    466
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2014      2013    2012
                                                                  -------  -------- ------
                                                                       (In millions)
Interest recognized in the consolidated statements of operations. $    37  $     17 $    8

                                                                             December 31,
                                                                           ---------------
                                                                             2014    2013
                                                                           -------- ------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets. $    265 $  228

   The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2014. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  As of December 31, 2014, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $390 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

    The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                             --------------------------------------
                                                2014         2013         2012
                                             -----------  -----------  -----------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.      68,460       67,983       65,812
Number of new claims during the year........       4,636        5,898        5,303
Settlement payments during the year (1)..... $      46.0  $      37.0  $      36.4

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

    The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

    The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

    The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

    The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
  (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

    Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2014. The frequency and severity of claims relating to asbestos have increased, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims to $690 million at December 31, 2014.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation

    On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has appealed the dismissal order.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. Metropolitan Life Insurance Company moved to dismiss the complaint and intends to defend this action vigorously.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motion for summary judgment. The court has not yet set a new trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013); Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013, subsequently transferred to S.D. Fla. 2013); and Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014)

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). The C-Mart and Cadenasso cases were voluntarily dismissed. In the Fauley case, the Illinois court certified a nationwide settlement class and approved a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and the date of the preliminary approval in August 2014.

  Robainas v. Metropolitan Life Ins. Co. and MetLife, Inc. (S.D.N.Y., December 16, 2014); International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Insurance Co. (E.D.N.Y., February 2, 2015)

    Plaintiffs filed these putative class action lawsuits on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). The complaints allege that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. MetLife intends to defend these actions vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2014    2013
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    34 $    46
  Premium tax offsets currently available for paid assessments.      65      54
                                                                ------- -------
                                                                $    99 $   100
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    50 $    67
                                                                ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2015....... $        223
                           2016.......          190
                           2017.......          147
                           2018.......          133
                           2019.......          110
                           Thereafter.          701
                                       ------------
                            Total..... $      1,504
                                       ============

  Total minimum rentals to be received in the future under non-cancelable subleases were $ 108 million as of December 31, 2014.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.9 billion and $3.1 billion at December 31, 2014 and 2013, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $3.6 billion and $3.4 billion at December 31, 2014 and 2013, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million at both December 31, 2014 and 2013, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2014 and 2013 are summarized in the table below:

                                                                    Three Months Ended
                                                     ------------------------------------------------
                                                     March 31,   June 30,  September 30, December 31,
                                                     ---------- ---------- ------------- ------------
                                                                      (In millions)
2014
Total revenues...................................... $    9,037 $    9,252  $    9,857   $    10,585
Total expenses...................................... $    7,889 $    8,210  $    8,017   $     9,224
Income (loss) from continuing operations, net of
  income tax........................................ $      828 $      749  $    1,303   $       979
Income (loss) from discontinued operations, net of
  income tax........................................ $      (3) $       --  $       --   $        --
Net income (loss)................................... $      825 $      749  $    1,303   $       979
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $        1 $       --  $      (7)   $         1
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      824 $      749  $    1,310   $       978
2013
Total revenues...................................... $    8,766 $    8,632  $    8,018   $     9,884
Total expenses...................................... $    7,843 $    7,771  $    7,758   $     9,106
Income (loss) from continuing operations, net of
  income tax........................................ $      673 $      646  $      242   $       580
Income (loss) from discontinued operations, net of
  income tax........................................ $       -- $       --  $       --   $         1
Net income (loss)................................... $      673 $      646  $      242   $       581
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $      (1) $        3  $      (5)   $       (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      674 $      643  $      247   $       585

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.4 billion and $2.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $129 million, $127 million and $108 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $177 million, $142 million and $113 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.8 billion, $1.4 billion and $1.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $169 million and $327 million at December 31, 2014 and 2013, respectively.

  See Notes 6, 8, 9 and 12 for additional information on related party transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2014

                                 (In millions)

                                                                                 Amount at
                                                    Cost or        Estimated   Which Shown on
                                               Amortized Cost (1)  Fair Value  Balance Sheet
Types of Investments                           ------------------ ------------ --------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         34,391 $     39,070 $       39,070
   Public utilities...........................             14,945       16,861         16,861
   State and political subdivision securities.              5,329        6,520          6,520
   Foreign government securities..............              3,153        3,844          3,844
   All other corporate bonds..................             71,950       77,200         77,200
                                                 ---------------- ------------ --------------
     Total bonds..............................            129,768      143,495        143,495
 Mortgage-backed and asset-backed securities..             42,804       44,302         44,302
 Redeemable preferred stock...................              1,032        1,114          1,114
                                                 ---------------- ------------ --------------
       Total fixed maturity securities........            173,604      188,911        188,911
                                                 ---------------- ------------ --------------
Trading and fair value option securities......                720          705            705
                                                 ---------------- ------------ --------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all other......              1,236        1,352          1,352
 Non-redeemable preferred stock...............                690          713            713
                                                 ---------------- ------------ --------------
     Total equity securities..................              1,926        2,065          2,065
                                                 ---------------- ------------ --------------
Mortgage loans held-for-investment............             49,059                      49,059
Policy loans..................................              8,491                       8,491
Real estate and real estate joint ventures....              7,595                       7,595
Real estate acquired in satisfaction of debt..                279                         279
Other limited partnership interests...........              4,926                       4,926
Short-term investments........................              4,474                       4,474
Other invested assets.........................             14,209                      14,209
                                                 ----------------              --------------
        Total investments.....................   $        265,283              $      280,714
                                                 ================              ==============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2014
Retail.............. $  5,544    $          64,965     $  30,058    $     615     $         35     $    527
Group, Voluntary &
  Worksite Benefits.      324               20,500         8,305           --              321           --
Corporate Benefit
  Funding...........      106               40,414        57,539           --               --           41
Corporate & Other...        1                  518            --           --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,975    $         126,397     $  95,902    $     615     $        356     $    568
                     ========    =================     =========    =========     ============     ========
2013
Retail.............. $  5,990    $          62,912     $  30,434    $     601     $         36     $    507
Group, Voluntary &
  Worksite Benefits.      333               19,460         8,575           --              236           --
Corporate Benefit
  Funding...........       93               36,452        53,489           --               --           31
Corporate & Other...       --                  581            --           --                1           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  6,416    $         119,405     $  92,498    $     601     $        273     $    538
                     ========    =================     =========    =========     ============     ========
2012
Retail.............. $  5,407    $          64,757     $  31,393    $     610     $         36     $    539
Group, Voluntary &
  Worksite Benefits.      337               19,599         8,918           --              248           --
Corporate Benefit
  Funding...........       88               38,645        54,406           --               --           38
Corporate & Other...       --                  476            (1)          --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,832    $         123,477     $  94,716    $     610     $        284     $    577
                     ========    =================     =========    =========     ============     ========

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                          Policyholder    Amortization of
                                                          Benefits and        DAC and
                      Premiums and Universal               Claims and          VOBA
                              Life              Net     Interest Credited   Charged to       Other
                       and Investment-Type   Investment  to Policyholder       Other       Operating
Segment                Product Policy Fees     Income   Account Balances     Expenses     Expenses (1)
-------------------- ----------------------- ---------- ----------------- --------------- ------------
2014
Retail..............     $         5,640     $   5,101    $       6,170     $       652    $   2,666
Group, Voluntary &
  Worksite Benefits.              15,097         1,616           13,977              26        2,121
Corporate Benefit
  Funding...........               2,985         4,895            5,805              17          472
Corporate & Other...                 128           281               77              --        1,357
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        23,850     $  11,893    $      26,029     $       695    $   6,616
                         ===============     =========    =============     ===========    =========
2013
Retail..............     $         5,456     $   5,067    $       6,059     $       217    $   2,971
Group, Voluntary &
  Worksite Benefits.              14,420         1,618           13,346              25        1,970
Corporate Benefit
  Funding...........               2,886         4,680            5,813              19          474
Corporate & Other...                  76           420               67              --        1,517
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,838     $  11,785    $      25,285     $       261    $   6,932
                         ===============     =========    =============     ===========    =========
2012
Retail..............     $         5,379     $   5,113    $       6,121     $       948    $   3,067
Group, Voluntary &
  Worksite Benefits.              13,937         1,540           12,747              29        1,878
Corporate Benefit
  Funding...........               2,802         4,636            5,792              12          421
Corporate & Other...                   1           563               (1)              2        1,332
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,119     $  11,852    $      24,659     $       991    $   6,698
                         ===============     =========    =============     ===========    =========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                          % Amount Assumed
                          Gross Amount   Ceded     Assumed    Net Amount       to Net
                          ------------ ---------- ---------- ------------ ----------------
2014
Life insurance in-force.. $  2,935,363 $  372,886 $  830,980 $  3,393,457          24.5%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     14,135 $    1,159 $    1,630 $     14,606          11.2%
Accident and health
  insurance..............        6,828         93         43        6,778           0.6%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,963 $    1,252 $    1,673 $     21,384           7.8%
                          ============ ========== ========== ============
2013
Life insurance in-force.. $  2,940,853 $  401,576 $  844,946 $  3,384,223          25.0%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     13,820 $    1,187 $    1,423 $     14,056          10.1%
Accident and health
  insurance..............        6,470         97         46        6,419           0.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,290 $    1,284 $    1,469 $     20,475           7.2%
                          ============ ========== ========== ============
2012
Life insurance in-force.. $  2,914,815 $  417,026 $  785,391 $  3,283,180          23.9%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     18,982 $      756 $      794 $     19,020           4.2%
Accident and health
  insurance..............          839        535        556          860          64.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     19,821 $    1,291 $    1,350 $     19,880           6.8%
                          ============ ========== ========== ============

--------

(1)Includes annuities.

  For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

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                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                               (MULTI MANAGER C)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
--------------------------------------


                                   PROSPECTUS

                                  MAY 1, 2015




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. - In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.


  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
     CRIMINAL OFFENSE.
--------------------------------------

The following Funds are available through this Policy -(note that effective August 11, 2014, "Deutsche" replaced "DWS" in -the names immediately below):



                      DEUTSCHE VARIABLE SERIES I (CLASS A)

   Deutsche CROCI(R) International VIP (formerly Deutsche International VIP)

                     DEUTSCHE VARIABLE SERIES II (CLASS A)
                           Deutsche Money Market VIP


            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                             Freedom 2010 Portfolio
                             Freedom 2020 Portfolio
                             Freedom 2030 Portfolio
                             Freedom 2040 Portfolio
                             Freedom 2050 Portfolio
                                Growth Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                      MET INVESTORS SERIES TRUST (CLASS A)
                    MFS(R) Emerging Markets Equity Portfolio

                       METROPOLITAN SERIES FUND (CLASS A)
                        Russell 2000(R) Index Portfolio

                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                          MFS(R) Global Equity Series
                              MFS(R) Growth Series

                        PUTNAM VARIABLE TRUST (CLASS IA)
                          Putnam VT Equity Income Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
                        Putnam VT Multi-Cap Growth Fund
                             Putnam VT Voyager Fund

                       T. ROWE PRICE EQUITY SERIES, INC.
                          New America Growth Portfolio
                      Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio
--------------------------------------

                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................................................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................................................  9
   Transaction Charges
   Periodic Charges Other Than Fund Operating Expenses
   Fund Charges and Expenses
Issuing the Policy........................................................................ 13
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................................................. 18
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance under Certain Group Contracts
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company  -and the General Account..................................................... 20
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds........................................................ 22
   The Separate Account
   The Funds
Policy Values............................................................................. 27
   Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................................................... 29
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a Fixed Benefit Policy
   Conversion Right upon Termination of the Group Contract or Change in Insured's
     Eligibility
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests

Policy Lapse and Reinstatement................................ 39
   Lapse
   Reinstatement
Charges and Deductions........................................ 40
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 44
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 48
Distribution of the Policies.................................. 49
   Distributing the Policies
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 51
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 52
   Postponement of Payments
State Variations.............................................. 53
Legal Proceedings............................................. 53
Financial Statements.......................................... 53
Glossary...................................................... 54

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder -or sponsoring employer will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or the General Account, if applicable, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account -and/or the General Account, if applicable. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account -or -the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


GENERAL ACCOUNT. - You may place money in the General Account where it earns at least 4% annual interest (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts -or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


CONVERSION RIGHTS. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.


Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4% (3% if the General Account is first made available under the Policy on or after May 1,
2011).


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account -or -the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See "Issuing the Policy--Selection of Charge Structure (Group A, Group B and Group C)").




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions -and the General Account.


                                    WHEN CHARGE IS        MAXIMUM GUARANTEED AMOUNT DEDUCTED
               CHARGE                 DEDUCTED            GROUP A         GROUP B        GROUP C
 PREMIUM EXPENSE CHARGE(1)       Upon receipt of
                                   each premium
                                     payment
 o    For Policies issued under                     1.00% of each   1.00% of each   1.00% of each
   Group Contracts                                     premium         premium         premium
                                                       payment         payment         payment
 o    Only for Policies treated                     2.00% of each   2.00% of each   2.00% of each
as
   individual contracts under                          premium         premium         premium
   Omnibus Budget                                      payment         payment         payment
   Reconciliation Act of 1990
 PREMIUM TAX CHARGE              Upon receipt of    2.25% of each   2.25% of each     No charge
                                   each premium        premium         premium
                                     payment           payment         payment
 PARTIAL WITHDRAWAL CHARGE      Upon each partial   The lesser of $25 or 2% of the amount withdrawn
                                 withdrawal from
                                    the Policy
 TRANSFER CHARGE                 Upon transfer in                  $25 per transfer
                                excess of 12 in a
                                   Policy Year
 ACCELERATED DEATH BENEFIT        At the time an                         $100
 ADMINISTRATIVE CHARGE          accelerated death
                                 benefit is paid

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(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that you will pay during the time that you own the Policy. The table also includes rider charges that will apply if you purchase any rider(s).


                                                                  MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                                                         GROUP CONTRACTS
                                                              GROUP CONTRACTS ISSUED        ISSUED ON
                CHARGE             WHEN CHARGE IS DEDUCTED      BEFORE 1/1/09(1)       OR AFTER 1/1/09(2)
 COST OF INSURANCE CHARGE(3)      On the Investment Start
 (PER $1000 OF NET AMOUNT AT           Date and each
 RISK)                              succeeding Monthly
                                        Anniversary
 o    Minimum Charge                                       $ 0.16                             $0.30
 o    Maximum Charge                                       $31.31                             $82.33
 o    Charge for an insured,                               $ 0.45                             $0.92
   attained age 45, actively at
   work
                                                                      GROUP A           GROUP B    GROUP C
 ADMINISTRATIVE CHARGE(4)         On the Investment Start   $6 per Policy per month   $       0   $0
                                     Date and on each       during the first Policy
                                    succeeding Monthly        Year and $3.50 per
                                        Anniversary           Policy per month in
                                                                 renewal years
 MORTALITY AND EXPENSE RISK                Daily              0.90% (annually) of the net assets of each
 CHARGE(5)                                                    Investment Division of the Separate Account
 LOAN INTEREST SPREAD(6)              On each Policy                             3.0%
                                        Anniversary

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(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

(2) Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

(3) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(4) The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(5) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(6) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                    MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                          GROUP CONTRACTS      GROUP CONTRACTS     GROUP CONTRACTS
                                      WHEN CHARGE IS      ISSUED BEFORE           ISSUED         ISSUED ON OR AFTER
                CHARGE                  DEDUCTED            1/1/04(1)       1/1/04-12/31/08(2)       1/1/09(3)
 OPTIONAL RIDER CHARGES:(4)
 Waiver of Monthly                On rider start date
 Deductions Rider                     and on each
                                        Monthly
                                      Anniversary
 o    Minimum Charge                                   $0.01               $0.02                $0.04
 o    Maximum Charge                                   $0.24               $3.76                $9.88
 o    Charge for an Insured,                           $0.07               $0.06                $0.11
   attained age 45, actively at
   work
 Children's Life Insurance        On rider start date                              $0.16
 Rider (per $1000 of coverage)        and on each
                                        Monthly
                                      Anniversary
 Spouse's Life Insurance Rider    On rider start date
 (per $1000 of coverage)              and on each
                                        Monthly
                                      Anniversary
 o    Minimum Charge                                                               $0.15
 o    Maximum Charge                                                               $5.16
 o    Charge For A Spouse,                                                         $0.45
   Attained Age 45
 Accelerated Death Benefit                  See "Accelerated Death Benefit Administrative Charge" in Transaction
 Settlement Option Rider                                                        Charges table above.

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(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

(2) The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

(3) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

(4) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see
      "Distribution of the Policies".




FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.10%        1.28%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                 DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                 FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 DEUTSCHE VARIABLE SERIES I --
  CLASS A
  Deutsche CROCI(R)
   International VIP             0.79%               --        0.25%        --             1.04%     0.05%              0.99%
 DEUTSCHE VARIABLE SERIES II --
  CLASS A
  Deutsche Money Market VIP      0.29%               --        0.20%        --             0.49%       --               0.49%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Contrafund(R) Portfolio        0.55%               --        0.08%        --             0.63%       --               0.63%
  Equity-Income Portfolio        0.45%               --        0.09%      0.06%            0.60%       --               0.60%
  Freedom 2010 Portfolio           --                --          --       0.55%            0.55%       --               0.55%
  Freedom 2020 Portfolio           --                --          --       0.60%            0.60%       --               0.60%
  Freedom 2030 Portfolio           --                --          --       0.68%            0.68%       --               0.68%
  Freedom 2040 Portfolio           --                --          --       0.69%            0.69%       --               0.69%
  Freedom 2050 Portfolio           --                --          --       0.69%            0.69%       --               0.69%
  Growth Portfolio               0.55%               --        0.10%        --             0.65%       --               0.65%
  Index 500 Portfolio            0.05%               --        0.05%        --             0.10%       --               0.10%
  Mid Cap Portfolio              0.55%               --        0.09%        --             0.64%       --               0.64%
 MET INVESTORS SERIES TRUST --
  CLASS A
  MFS(R) Emerging Markets
   Equity Portfolio              0.86%               --        0.15%        --             1.01%     0.02%              0.99%

                                                DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 METROPOLITAN SERIES FUND --
  CLASS A
  Russell 2000(R) Index
   Portfolio                       0.25%            --       0.07%      0.05%            0.37%     0.01%           0.36%
 MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series      1.00%            --       0.28%        --             1.28%     0.28%           1.00%
  MFS(R) Growth Series             0.72%            --       0.05%        --             0.77%       --            0.77%
 PUTNAM VARIABLE TRUST --
  CLASS IA
  Putnam VT Equity Income
   Fund                            0.47%            --       0.11%        --             0.58%       --            0.58%
  Putnam VT High Yield Fund        0.56%            --       0.13%        --             0.69%       --            0.69%
  Putnam VT Income Fund            0.39%            --       0.16%        --             0.55%       --            0.55%
  Putnam VT Multi-Cap
   Growth Fund                     0.55%            --       0.12%        --             0.67%       --            0.67%
  Putnam VT Voyager Fund           0.55%            --       0.12%      0.01%            0.68%       --            0.68%
 T. ROWE PRICE EQUITY SERIES,
  INC.
  New America Growth
   Portfolio                       0.85%            --       --           --             0.85%       --            0.85%
  Personal Strategy Balanced
   Portfolio                       0.90%            --       --         0.13%            1.03%     0.13%           0.90%
 T. ROWE PRICE FIXED INCOME
  SERIES, INC.
  Limited-Term Bond Portfolio      0.70%            --       --           --             0.70%       --            0.70%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.





ISSUING THE POLICY
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GENERAL INFORMATION


The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued -either as policies in the form of Certificates pursuant to

Group Contracts entered into between the Company and Contractholders -or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer -or the employee's spouse.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


For some Group Contracts -or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract -or employer-sponsored insurance program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")



SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.


The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.


It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.


The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.



PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.


We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract -or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.


We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any spouse -or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse -or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions -and/or, if applicable, the General Account, in the same manner as it was deducted.



OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.



MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder -or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder -or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder -or sponsoring employer. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the

Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder -or sponsoring employer terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.



PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account -and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

   o There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.




THE COMPANY  -AND THE GENERAL ACCOUNT
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.


RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT.
 After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.


The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

   o the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
   o  the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")


The Loan Account is part of the General Account.


We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



               FUND                                  INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 DEUTSCHE VARIABLE SERIES I
 -- CLASS A
 Deutsche CROCI(R)                  Seeks long-term growth of capital.                Deutsche Investment
 International VIP                                                                    Management Americas Inc.
 DEUTSCHE VARIABLE SERIES II
 -- CLASS A
 Deutsche Money Market VIP          Seeks maximum current income to the extent        Deutsche Investment
                                    consistent with stability of principal.           Management Americas Inc.
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Contrafund(R) Portfolio            Seeks long-term capital appreciation.             Fidelity Management &
                                                                                      Research Company
                                                                                      Subadviser: FMR Co., Inc.
 Equity-Income Portfolio            Seeks reasonable income. The fund will also       Fidelity Management &
                                    consider the potential for capital                Research Company
                                    appreciation. The fund's goal is to achieve a     Subadviser: FMR Co., Inc.
                                    yield which exceeds the composite yield on
                                    the securities comprising the S&P 500(R)
                                    Index.
 Freedom 2010 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2020 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2030 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2040 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Freedom 2050 Portfolio             Seeks high total return with a secondary          Strategic Advisers, Inc.
                                    objective of principal preservation as the
                                    fund approaches its target date and beyond.
 Growth Portfolio                   Seeks to achieve capital appreciation.            Fidelity Management &
                                                                                      Research Company
                                                                                      Subadviser: FMR Co., Inc.

               FUND                                   INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
 Index 500 Portfolio                 Seeks investment results that correspond to        Fidelity Management &
                                     the total return of common stocks publicly         Research Company
                                     traded in the United States, as represented by     Subadvisers: FMR Co., Inc.;
                                     the S&P 500(R) Index.                              Geode Capital Management,
                                                                                        LLC
 Mid Cap Portfolio                   Seeks long-term growth of capital.                 Fidelity Management &
                                                                                        Research Company
                                                                                        Subadviser: FMR Co., Inc.
 MET INVESTORS SERIES TRUST
 -- CLASS A
 MFS(R) Emerging Markets             Seeks capital appreciation.                        MetLife Advisers, LLC
 Equity Portfolio                                                                       Subadviser: Massachusetts
                                                                                        Financial Services Company
 METROPOLITAN SERIES FUND
 -- CLASS A
 Russell 2000(R) Index Portfolio     Seeks to track the performance of the Russell      MetLife Advisers, LLC
                                     2000(R) Index.                                     Subadviser: MetLife
                                                                                        Investment Management,
                                                                                        LLC
 MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
 MFS(R) Global Equity Series         Seeks capital appreciation.                        Massachusetts Financial
                                                                                        Services Company
 MFS(R) Growth Series                Seeks capital appreciation.                        Massachusetts Financial
                                                                                        Services Company
 PUTNAM VARIABLE TRUST --
 CLASS IA
 Putnam VT Equity Income             Seeks capital growth and current income.           Putnam Investment
 Fund                                                                                   Management, LLC
 Putnam VT High Yield Fund           Seeks high current income. Capital growth is       Putnam Investment
                                     a secondary goal when consistent with              Management, LLC
                                     achieving high current income.
 Putnam VT Income Fund               Seeks high current income consistent with          Putnam Investment
                                     what Putnam Investment Management, LLC             Management, LLC
                                     believes to be prudent risk.
 Putnam VT Multi-Cap                 Seeks long-term capital appreciation.              Putnam Investment
 Growth Fund                                                                            Management, LLC
 Putnam VT Voyager Fund              Seeks capital appreciation.                        Putnam Investment
                                                                                        Management, LLC
 T. ROWE PRICE EQUITY SERIES,
 INC.
 New America Growth                  Seeks to provide long-term capital growth by       T. Rowe Price Associates, Inc.
 Portfolio                           investing primarily in the common stocks of
                                     growth companies.

             FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 Personal Strategy Balanced      Seeks the highest total return over time         T. Rowe Price Associates, Inc.
 Portfolio                       consistent with an emphasis on both capital
                                 appreciation and income.
 T. ROWE PRICE FIXED INCOME
 SERIES, INC.
 Limited-Term Bond Portfolio     Seeks a high level of income consistent with     T. Rowe Price Associates, Inc.
                                 moderate fluctuations in principal value.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.




POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.



CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

   o the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
   o interest at a rate of at least 4% per year (3% if the General Account is first made available under the Policy on or after May 1, 2011); PLUS
   o any excess interest which we credit and any amounts transferred into the General Account; LESS

   o the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.


Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract -or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract -or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")



ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division -or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions -or -the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions -or -the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division -or -the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division -or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions -or -the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division -or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy

Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.



TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy -and, for certain Policies, between the Investment Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. -Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division -or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
   o The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., Deutsche CROCI(R) -International VIP, the Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio, the MFS(R) Global Equity Series and the Putnam VT High Yield Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



AUTOMATIC INVESTMENT STRATEGIES


DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Deutsche Money Market -Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Deutsche Money Market -Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.



Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.



LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions -and the General Account in the same proportion that the Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions -and the General
Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions on the same proportionate -basis on which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.



CONVERSION RIGHT UPON TERMINATION OF THE GROUP CONTRACT OR CHANGE IN INSURED'S ELIGIBILITY

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. - - - -Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract -or employer-sponsored insurance program ends because the Group Contract -or employer-sponsored insurance program terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.


When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.


GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain Group Contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)


If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")


Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.


CONDITIONS FOR CONVERSION. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%.


To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge -guaranteed not to exceed 2.25%. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include -it in our insurance rates resulting in a higher cost of insurance charge.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge -(if applicable);
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs -and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in -either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of -either the 1980 CSO table or the 2001 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Policy -based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy can vary but will not exceed $6.00 per Policy per month -during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or -employer-sponsored insurance programs may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction -for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

   o SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholder's in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets.

We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.




ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Spouse's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")



COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =   1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =   25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =   Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =   20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.

Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.



GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.



INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.




GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.


Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

Investment Start Date--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                     (MFS)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
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                                   PROSPECTUS

                                  MAY 1, 2015




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account and/or to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
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The following Funds are available through this Policy:


                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)


                          MFS(R) Global Equity Series
                              MFS(R) Growth Series

                         MFS(R) Investors Trust Series

                          MFS(R) Mid Cap Growth Series
                          MFS(R) New Discovery Series

                             MFS(R) Research Series
    MFS(R) Total Return Bond Series (formerly MFS(R) Research Bond Series)

                           MFS(R) Total Return Series
                            MFS(R) Utilities Series
                              MFS(R) Value Series

               MFS(R) VARIABLE INSURANCE TRUST II (INITIAL CLASS)

                          MFS(R) Core Equity Portfolio

                          MFS(R) High Yield Portfolio

             MFS(R) Massachusetts Investors Growth Stock Portfolio

                         MFS(R) Money Market Portfolio
                       MFS(R) Strategic Income Portfolio
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                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................  9
   Transaction Charges
   Fund Charges and Expenses
Issuing the Policy........................................ 12
   General Information
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................. 15
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company  -and the General Account..................... 17
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds........................ 19
   The Separate Account
   The Funds
Policy Values............................................. 23
   Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................... 25
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a Fixed Benefit Policy
   Eligibility Change Conversion
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests
Policy Lapse and Reinstatement............................ 35
   Lapse
   Reinstatement

Charges and Deductions........................................ 35
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 39
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 43
Distribution of the Policies.................................. 44
   Distributing the Policies
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 46
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 47
   Postponement of Payments
State Variations.............................................. 47
Legal Proceedings............................................. 48
Financial Statements.......................................... 48
Glossary...................................................... 49

POLICY BENEFITS/RISKS SUMMARY
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This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account -and/or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account -and/or -the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


GENERAL ACCOUNT: - You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.




POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account -and/or -the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions -and the General Account.


                                                                               MAXIMUM GUARANTEED AMOUNT
               CHARGE                         WHEN CHARGE IS DEDUCTED                  DEDUCTED
 PREMIUM EXPENSE CHARGE                Upon receipt of each premium
                                                  payment
 o    For Policies issued under                                                 1.00% Of each premium
   group Contracts                                                                     payment
 o    Only for Policies treated as                                              2.00% Of each premium
   individual contracts under                                                          payment
   Omnibus Budget
   Reconciliation Act
 PREMIUM TAX CHARGE                    Upon receipt of each premium
                                                  payment
 For all Policies                                                               2.00% Of each premium
                                                                                       payment
 PARTIAL WITHDRAWAL CHARGE             Upon each partial withdrawal        The lesser of $25 or 2% of the
                                                 from the                         amount withdrawn
                                                  Policy
 TRANSFER CHARGE                       Upon each transfer in excess of            $25 per transfer
                                                12 in a Policy
                                                     Year
 ACCELERATED DEATH BENEFIT                      At the time an             $100
 ADMINISTRATIVE CHARGE                        accelerated death
                                               benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                             MAXIMUM GUARANTEED AMOUNT
             CHARGE                       WHEN CHARGE IS DEDUCTED                   DEDUCTED
 COST OF INSURANCE CHARGE(1)          On the Investment Start Date
 (PER $1000 OF NET AMOUNT AT          and each succeeding Monthly
 RISK)                                        Anniversary
 o    Minimum                                                          $ 0.16
 o    Maximum                                                          $31.31
 o    Charge for an insured,                                           $ 0.45
   attained age 45, actively at
   work
 ADMINISTRATIVE CHARGE (2)            On the Investment Start Date      $6 per Policy per month during
                                         and on each succeeding        the first Policy Year and $3.50
                                          Monthly Anniversary             per month in renewal years
 MORTALITY AND EXPENSE RISK                      Daily                   0.90% (annually) of the net
 CHARGE(3)                                                                assets of each Investment
                                                                           Division of the Separate
                                                                                   Account
 LOAN INTEREST SPREAD(4)               On each Policy Anniversary                    3.0%
 OPTIONAL RIDER CHARGES:(5)
 WAIVER OF MONTHLY DEDUCTIONS       On rider start date and on each
 RIDER (PER $1.00 OF WAIVED               Monthly Anniversary
 DEDUCTION)
 o    Minimum                                                          $ 0.01
 o    Maximum                                                          $ 0.24
 o    Charge for an Insured,                                           $ 0.07
   attained age 45, actively at
   work
 CHILDREN'S LIFE INSURANCE          On rider start date and on each    $ 0.16
 RIDER (PER $1000 OF COVERAGE)            Monthly Anniversary
 ACCELERATED DEATH BENEFIT                      See "Accelerated Death Benefit Administrative Charge" in
 SETTLEMENT OPTION RIDER                                          Transaction Charges table above.

(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Charges for the waiver of monthly deductions rider vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.


For information concerning compensation paid for the sale of Policies, See "Distribution of the Policies."




FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.53%        1.28%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                  DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                     AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                    MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                  FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series        1.00%            --          0.28%         --          1.28%     0.28%           1.00%
  MFS(R) Growth Series               0.72%            --          0.05%         --          0.77%       --            0.77%
  MFS(R) Investors Trust Series      0.75%            --          0.06%         --          0.81%       --            0.81%
  MFS(R) Mid Cap Growth
   Series                            0.75%            --          0.06%         --          0.81%       --            0.81%
  MFS(R) New Discovery Series        0.90%            --          0.06%         --          0.96%     0.02%           0.94%
  MFS(R) Research Series             0.75%            --          0.05%         --          0.80%       --            0.80%
  MFS(R) Total Return Bond
   Series                            0.50%            --          0.03%         --          0.53%     0.01%           0.52%
  MFS(R) Total Return Series         0.75%            --          0.04%         --          0.79%     0.14%           0.65%
  MFS(R) Utilities Series            0.73%            --          0.06%         --          0.79%       --            0.79%

                                                 DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                   AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                 FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  MFS(R) Value Series               0.69%            --         0.04%      --             0.73%       --               0.73%
 MFS(R) VARIABLE INSURANCE
  TRUST II -- INITIAL CLASS
  MFS(R) Core Equity Portfolio      0.75%            --         0.10%      --             0.85%     0.01%              0.84%
  MFS(R) High Yield Portfolio       0.70%            --         0.07%      --             0.77%     0.05%              0.72%
  MFS(R) Massachusetts
   Investors Growth Stock
   Portfolio                        0.75%            --         0.05%      --             0.80%       --               0.80%
  MFS(R) Money Market
   Portfolio                        0.50%            --         0.05%      --             0.55%       --               0.55%
  MFS(R) Strategic Income
   Portfolio                        0.70%            --         0.24%    0.01%            0.95%     0.14%              0.81%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.





ISSUING THE POLICY
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GENERAL INFORMATION


The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.


Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")



PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.


We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees ) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.


GUARANTEED ISSUE. We generally will issue the Policy and any children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;

   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.



RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions -and/or the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.



MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.")

Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion") Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.



PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account -and/or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
   o There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.




THE COMPANY  -AND THE GENERAL ACCOUNT
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.


RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT.
 After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An

Owner may also transfer amounts between the General Account and the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.


The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

   o the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
   o  the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")


The Loan Account is part of the General Account.


We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.




THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



              FUND                         INVESTMENT OBJECTIVE       INVESTMENT ADVISER/SUBADVISER
 MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
 MFS(R) Global Equity Series       Seeks capital appreciation.     Massachusetts Financial
                                                                   Services Company
 MFS(R) Growth Series              Seeks capital appreciation.     Massachusetts Financial
                                                                   Services Company
 MFS(R) Investors Trust Series     Seeks capital appreciation.     Massachusetts Financial
                                                                   Services Company
 MFS(R) Mid Cap Growth             Seeks capital appreciation.     Massachusetts Financial
 Series                                                            Services Company
 MFS(R) New Discovery Series       Seeks capital appreciation.     Massachusetts Financial
                                                                   Services Company
 MFS(R) Research Series            Seeks capital appreciation.     Massachusetts Financial
                                                                   Services Company

              FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 MFS(R) Total Return Bond         Seeks total return with an emphasis on           Massachusetts Financial
 Series                           current income, but also considering capital     Services Company
                                  appreciation.
 MFS(R) Total Return Series       Seeks total return.                              Massachusetts Financial
                                                                                   Services Company
 MFS(R) Utilities Series          Seeks total return.                              Massachusetts Financial
                                                                                   Services Company
 MFS(R) Value Series              Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) VARIABLE INSURANCE
 TRUST II -- INITIAL CLASS
 MFS(R) Core Equity Portfolio     Seeks capital appreciation.                      Massachusetts Financial
                                                                                   Services Company
 MFS(R) High Yield Portfolio      Seeks total return with an emphasis on high      Massachusetts Financial
                                  current income, but also considering capital     Services Company
                                  appreciation.
 MFS(R) Massachusetts             Seeks capital appreciation.                      Massachusetts Financial
 Investors Growth Stock                                                            Services Company
 Portfolio
 MFS(R) Money Market              Seeks current income consistent with             Massachusetts Financial
 Portfolio                        preservation of capital and liquidity.           Services Company
 MFS(R) Strategic Income          Seeks total return with an emphasis on high      Massachusetts Financial
 Portfolio                        current income, but also considering capital     Services Company
                                  appreciation.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.




POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account, the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.



CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

   o the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
   o  interest at a rate of at least 4% per year; PLUS
   o any excess interest which we credit and any amounts transferred into the General Account; LESS
   o the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.


Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.




POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")



ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division -or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals -or Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions -and/or -the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions -and/or -the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division -and/or -the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division -or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions -and/or -the General

Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division -or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.



TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy -and between the Investment Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. -Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division -or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
   o The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the MFS(R) Global Equity Series, MFS(R) New Discovery Series, -MFS(R) High Yield Portfolio -and MFS(R) Strategic Income Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the MFS Money Market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the MFS Money Market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the unit value determined at the end of the Valuation Period during which we receive your request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions -and the General Account in the same proportion that the Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions -and the General
Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions on the same proportionate -basis on which we originally transferred the loan collateral from the Investment Divisions and the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the

Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.



ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.



Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.



TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge;
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

   o SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender -and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender -and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.




ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Spouse's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")



COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =   1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =   18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =   Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =   20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.

Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.



GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.



ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.




GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than
2 1/2% per year for the period of the deferment.




STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.


Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

Investment Start Date--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                              (MULTI MANAGER III)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
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                                   PROSPECTUS

                                  MAY 1, 2015




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. - In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account and/or to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
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The following Funds are available through this Policy:

            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                             Freedom 2010 Portfolio
                             Freedom 2020 Portfolio
                             Freedom 2030 Portfolio
                             Freedom 2040 Portfolio
                             Freedom 2050 Portfolio
                                Growth Portfolio
                             High Income Portfolio
                              Index 500 Portfolio
                        Investment Grade Bond Portfolio
                               Mid Cap Portfolio
                             Money Market Portfolio
                               Overseas Portfolio
                             Real Estate Portfolio
                                Value Portfolio

                       METROPOLITAN SERIES FUND (CLASS A)
                        Russell 2000(R) Index Portfolio

                       T. ROWE PRICE EQUITY SERIES, INC.
                      Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio
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                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................................................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................................................  9
   Transaction Charges
   Periodic Charges Other Than Fund Operating Expenses
   Fund Charges and Expenses
Issuing the Policy........................................................................ 13
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................................................. 17
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance under Certain Group Contracts
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company  -and the General Account..................................................... 19
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds........................................................ 21
   The Separate Account
   The Funds
Policy Values............................................................................. 26
   Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................................................... 28
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a Fixed Benefit Policy
   Conversion Right upon Termination of the Group Contract or Change in Insured's
     Eligibility
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests

Policy Lapse and Reinstatement................................ 38
   Lapse
   Reinstatement
Charges and Deductions........................................ 39
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 43
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 47
Distribution of the Policies.................................. 48
   Distributing the Policies
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 50
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 51
   Postponement of Payments
State Variations.............................................. 52
Legal Proceedings............................................. 52
Financial Statements.......................................... 52
Glossary...................................................... 53

POLICY BENEFITS/RISKS SUMMARY
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This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder -or sponsoring employer will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account -or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account -and/or -the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


GENERAL ACCOUNT. - You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts -or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


CONVERSION RIGHTS. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.


Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is no -successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account -and/or -the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See "Issuing the Policy--Selection of Charge Structure (Group A, Group B and Group C)").




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions -and the General Account.


                                    WHEN CHARGE IS        MAXIMUM GUARANTEED AMOUNT DEDUCTED
               CHARGE                 DEDUCTED            GROUP A         GROUP B        GROUP C
 PREMIUM EXPENSE CHARGE(1)       Upon receipt of
                                   each premium
                                     payment
 o    For Policies issued under                     1.00% of each   1.00% of each   1.00% of each
   Group Contracts                                     premium         premium         premium
                                                       payment         payment         payment
 o    Only for Policies treated                     2.00% of each   2.00% of each   2.00% of each
as
   individual contracts under                          premium         premium         premium
   Omnibus Budget                                      payment         payment         payment
   Reconciliation Act of 1990
 PREMIUM TAX CHARGE              Upon receipt of    2.25% of each   2.25% of each     No charge
                                   each premium        premium         premium
                                     payment           payment         payment
 PARTIAL WITHDRAWAL CHARGE      Upon each partial   The lesser of $25 or 2% of the amount withdrawn
                                 withdrawal from
                                    the Policy
 TRANSFER CHARGE                 Upon transfer in                  $25 per transfer
                                excess of 12 in a
                                   Policy Year
 ACCELERATED DEATH BENEFIT        At the time an                         $100
 ADMINISTRATIVE CHARGE          accelerated death
                                 benefit is paid

--------
(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that you will pay during the time that you own the Policy. The table also includes rider charges that will apply if you purchase any rider(s).


                                                                  MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                                                         GROUP CONTRACTS
                                                              GROUP CONTRACTS ISSUED        ISSUED ON
                CHARGE             WHEN CHARGE IS DEDUCTED      BEFORE 1/1/09(1)       OR AFTER 1/1/09(2)
 COST OF INSURANCE CHARGE(3)      On the Investment Start
 (PER $1000 OF NET AMOUNT AT           Date and each
 RISK)                              succeeding Monthly
                                        Anniversary
 o    Minimum Charge                                       $ 0.16                             $0.30
 o    Maximum Charge                                       $31.31                             $82.33
 o    Charge for an insured,                               $ 0.45                             $1.30
   attained age 45, actively at
   work
                                                                      GROUP A           GROUP B    GROUP C
 ADMINISTRATIVE CHARGE(4)         On the Investment Start   $6 per Policy per month   $       0   $0
                                     Date and on each       during the first Policy
                                    succeeding Monthly        Year and $3.50 per
                                        Anniversary           Policy per month in
                                                                 renewal years
 MORTALITY AND EXPENSE RISK                Daily              0.90% (annually) of the net assets of each
 CHARGE(5)                                                    Investment Division of the Separate Account
 LOAN INTEREST SPREAD(6)              On each Policy                             3.0%
                                        Anniversary

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(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

(2) Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

(3) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(4) The maximum administrative charge we can apply to any Policy -under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(5) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(6) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of

   3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.


PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                    MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                          GROUP CONTRACTS      GROUP CONTRACTS     GROUP CONTRACTS
                                      WHEN CHARGE IS      ISSUED BEFORE           ISSUED         ISSUED ON OR AFTER
                CHARGE                  DEDUCTED            1/1/04(1)       1/1/04-12/31/08(2)       1/1/09(3)
 OPTIONAL RIDER CHARGES:(4)
 Waiver of Monthly                On rider start date
 Deductions Rider                     and on each
                                        Monthly
                                      Anniversary
 o    Minimum Charge                                   $0.01               $0.02                $0.04
 o    Maximum Charge                                   $0.21               $3.76                $9.88
 o    Charge for an Insured,                           $0.07               $0.06                $0.11
   attained age 45, actively at
   work
 Children's Life Insurance        On rider start date                              $0.16
 Rider (per $1000 of coverage)        and on each
                                        Monthly
                                      Anniversary
 Spouse's Life Insurance Rider    On rider start date
 (per $1000 of coverage)              and on each
                                        Monthly
                                      Anniversary
 o    Minimum Charge                                                               $0.15
 o    Maximum Charge                                                               $5.16
 o    Charge For A Spouse,                                                         $0.45
   Attained Age 45
 Accelerated Death Benefit                  See "Accelerated Death Benefit Administrative Charge" in Transaction
 Settlement Option Rider                                                        Charges table above.

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(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

(2) The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

(3) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

(4) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see
      "Distribution of the Policies".

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.10%        1.03%

FUND FEES AND EXPENSES

(as a percentage of average daily net assets)




                                                 DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                 FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Contrafund(R) Portfolio        0.55%               --        0.08%        --             0.63%           --           0.63%
  Equity-Income Portfolio        0.45%               --        0.09%      0.06%            0.60%           --           0.60%
  Freedom 2010 Portfolio           --                --          --       0.55%            0.55%           --           0.55%
  Freedom 2020 Portfolio           --                --          --       0.60%            0.60%           --           0.60%
  Freedom 2030 Portfolio           --                --          --       0.68%            0.68%           --           0.68%
  Freedom 2040 Portfolio           --                --          --       0.69%            0.69%           --           0.69%
  Freedom 2050 Portfolio           --                --          --       0.69%            0.69%           --           0.69%
  Growth Portfolio               0.55%               --        0.10%        --             0.65%           --           0.65%
  High Income Portfolio          0.56%               --        0.12%        --             0.68%           --           0.68%
  Index 500 Portfolio            0.05%               --        0.05%        --             0.10%           --           0.10%
  Investment Grade Bond
   Portfolio                     0.31%               --        0.11%        --             0.42%           --           0.42%
  Mid Cap Portfolio              0.55%               --        0.09%        --             0.64%           --           0.64%
  Money Market Portfolio         0.17%               --        0.08%        --             0.25%           --           0.25%
  Overseas Portfolio             0.67%               --        0.13%        --             0.80%           --           0.80%
  Real Estate Portfolio          0.55%               --        0.13%        --             0.68%           --           0.68%
  Value Portfolio                0.55%               --        0.14%        --             0.69%           --           0.69%

                                                DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 METROPOLITAN SERIES FUND --
  CLASS A
  Russell 2000(R) Index
   Portfolio                       0.25%            --       0.07%      0.05%            0.37%     0.01%           0.36%
 T. ROWE PRICE EQUITY SERIES,
  INC.
  Personal Strategy Balanced
   Portfolio                       0.90%            --       --         0.13%            1.03%     0.13%           0.90%
 T. ROWE PRICE FIXED INCOME
  SERIES, INC.
  Limited-Term Bond Portfolio      0.70%            --       --         --               0.70%     --              0.70%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.





ISSUING THE POLICY
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GENERAL INFORMATION


The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders -or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer -or the employee's spouse.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


For some Group Contracts -or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract -or employer-sponsored insurance program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")



SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholders Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.


The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.


It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.


The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.



PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract -or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.


We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.


GUARANTEED ISSUE. We generally will issue the Policy and any spouse or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.



RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or -the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions -and/or -the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.



MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.")

Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs the planned annual premium usually will be paid by the Contractholder -or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder -or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder -or sponsoring employer. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder -or sponsoring employer terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.



PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account -and/or -the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
   o There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.




THE COMPANY  -AND THE GENERAL ACCOUNT
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT.
 After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.


The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

   o the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
   o  the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")


The Loan Account is part of the General Account.


We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.




THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


               FUND                                  INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Contrafund(R) Portfolio            Seeks long-term capital appreciation.             Fidelity Management &
                                                                                      Research Company
                                                                                      Subadviser: FMR Co., Inc.
 Equity-Income Portfolio            Seeks reasonable income. The fund will also       Fidelity Management &
                                    consider the potential for capital                Research Company
                                    appreciation. The fund's goal is to achieve a     Subadviser: FMR Co., Inc.
                                    yield which exceeds the composite yield on
                                    the securities comprising the S&P 500(R)
                                    Index.

           FUND                              INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
 Freedom 2010 Portfolio     Seeks high total return with a secondary           Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
 Freedom 2020 Portfolio     Seeks high total return with a secondary           Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
 Freedom 2030 Portfolio     Seeks high total return with a secondary           Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
 Freedom 2040 Portfolio     Seeks high total return with a secondary           Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
 Freedom 2050 Portfolio     Seeks high total return with a secondary           Strategic Advisers, Inc.
                            objective of principal preservation as the
                            fund approaches its target date and beyond.
 Growth Portfolio           Seeks to achieve capital appreciation.             Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
 High Income Portfolio      Seeks a high level of current income, while        Fidelity Management &
                            also considering growth of capital.                Research Company
                                                                               Subadviser: FMR Co., Inc.
 Index 500 Portfolio        Seeks investment results that correspond to        Fidelity Management &
                            the total return of common stocks publicly         Research Company
                            traded in the United States, as represented by     Subadvisers: FMR Co., Inc.;
                            the S&P 500(R) Index.                              Geode Capital Management,
                                                                               LLC
 Investment Grade Bond      Seeks as high a level of current income as is      Fidelity Management &
 Portfolio                  consistent with the preservation of capital.       Research Company
                                                                               Subadviser: Fidelity
                                                                               Investments Money
                                                                               Management, Inc.
 Mid Cap Portfolio          Seeks long-term growth of capital.                 Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
 Money Market Portfolio     Seeks as high a level of current income as is      Fidelity Management &
                            consistent with preservation of capital and        Research Company
                            liquidity.                                         Subadviser: Fidelity
                                                                               Investments Money
                                                                               Management, Inc.
 Overseas Portfolio         Seeks long-term growth of capital.                 Fidelity Management &
                                                                               Research Company
                                                                               Subadviser: FMR Co., Inc.
 Real Estate Portfolio      Seeks above-average income and long-term           Fidelity SelectCo, LLC
                            capital growth, consistent with reasonable         Subadviser: FMR Co., Inc.
                            investment risk. The fund seeks to provide a
                            yield that exceeds the composite yield of the
                            S&P 500(R) Index.

               FUND                                   INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 Value Portfolio                     Seeks capital appreciation.                       Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
 METROPOLITAN SERIES FUND
 -- CLASS A
 Russell 2000(R) Index Portfolio     Seeks to track the performance of the Russell     MetLife Advisers, LLC
                                     2000(R) Index.                                    Subadviser: MetLife
                                                                                       Investment Management,
                                                                                       LLC
 T. ROWE PRICE EQUITY SERIES,
 INC.
 Personal Strategy Balanced          Seeks the highest total return over time          T. Rowe Price Associates, Inc.
 Portfolio                           consistent with an emphasis on both capital
                                     appreciation and income.
 T. ROWE PRICE FIXED INCOME
 SERIES, INC.
 Limited-Term Bond Portfolio         Seeks a high level of income consistent with      T. Rowe Price Associates, Inc.
                                     moderate fluctuations in principal value.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or

   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.




POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.



CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

   o the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
   o  interest at a rate of at least 4% per year; PLUS
   o any excess interest which we credit and any amounts transferred into the General Account; LESS
   o the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division, -the General Account, or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division, -the General Account, or the Loan Account.


Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS

   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.




POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. -We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract -or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract -or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division -or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions -and/or -the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions -and/or -the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division -and/or -the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division -or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions -and/or -the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division -or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.



TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy -and, for certain Policies, between the Investment Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. -Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division -or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
   o The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the Fidelity(R) VIP High Income Portfolio, Fidelity(R) VIP Overseas Portfolio and the Metropolitan Series Fund Russell 2000(R) Index Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Fidelity VIP Money Market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Money Market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions -and the General Account in the same proportion that the Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions -and the General
Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions on the same proportionate -basis on which we originally transferred the loan collateral from the Investment Divisions and the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the

Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.



CONVERSION RIGHT UPON TERMINATION OF THE GROUP CONTRACT OR CHANGE IN INSURED'S ELIGIBILITY

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. - - - -Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract -or employer-sponsored insurance program ends because the Group Contract -or employer-sponsored insurance program terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.


When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.


GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain Group Contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)


If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")


Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.


CONDITIONS FOR CONVERSION. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.



Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan

Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.



TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%.


To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge -guaranteed not to exceed 2.25% for all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include -it in our insurance rates resulting in a higher cost of insurance charge.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge -(if applicable);
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs -and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in -either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of -either the 1980 CSO table or the 2001 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Policy -based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy -under any Group Contract can vary but will not exceed $6.00 per Policy per month -during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or -employer-sponsored insurance programs may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction -for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

   o SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.


LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.




ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Spouse's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.




DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")



COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =   1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =   25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =   Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =   20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.
Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.


The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.



GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.



ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.



INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.




GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.




STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.


Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

Investment Start Date--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    (PUTNAM)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
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                                   PROSPECTUS

                                  MAY 1, 2015




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
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The following Funds are available through this Policy:

                        PUTNAM VARIABLE TRUST (CLASS IA)

                       Putnam VT Diversified Income Fund
                          Putnam VT Equity Income Fund
                     Putnam VT Global Asset Allocation Fund
                          Putnam VT Global Equity Fund
                        Putnam VT Global Utilities Fund
                        Putnam VT Growth and Income Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
                      Putnam VT International Equity Fund
                      Putnam VT International Growth Fund
                       Putnam VT International Value Fund
                            Putnam VT Investors Fund
                          Putnam VT Money Market Fund
                        Putnam VT Multi-Cap Growth Fund
                             Putnam VT Voyager Fund
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                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................  9
   Transaction Charges
   Fund Charges and Expenses
Issuing the Policy........................................ 13
   General Information
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................. 16
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company............................................... 18
   The Company
   Guarantee of Insurance Obligations
The Separate Account and the Funds........................ 19
   The Separate Account
   The Funds
Policy Values............................................. 23
   Cash Value
   Cash Surrender Value
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................... 25
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a fixed Benefit Policy
   Eligibility Change Conversion
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests
Policy Lapse and Reinstatement............................ 34
   Lapse
   Reinstatement

Charges and Deductions........................................ 35
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 38
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 43
Distribution of the Policies.................................. 43
   Distributing the Policies
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 45
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 46
   Postponement of Payments
State Variations.............................................. 47
Legal Proceedings............................................. 47
Financial Statements.......................................... 47
Glossary...................................................... 48

POLICY BENEFITS/RISKS SUMMARY
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This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness -and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.




POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions.


                                                                               MAXIMUM GUARANTEED AMOUNT
               CHARGE                         WHEN CHARGE IS DEDUCTED                  DEDUCTED
 PREMIUM EXPENSE CHARGE                Upon receipt of each premium
                                                  payment
 o    For Policies issued under                                                 1.00% Of each premium
   group Contracts                                                                     payment
 o    Only for Policies treated as                                              2.00% Of each premium
   individual contracts under                                                          payment
   Omnibus Budget
   Reconciliation Act
 PREMIUM TAX CHARGE                    Upon receipt of each premium
                                                  payment
 For all Policies                                                               2.00% Of each premium
                                                                                       payment
 PARTIAL WITHDRAWAL CHARGE             Upon each partial withdrawal        The lesser of $25 or 2% of the
                                                 from the                         amount withdrawn
                                                  Policy
 TRANSFER CHARGE                       Upon each transfer in excess of            $25 per transfer
                                                12 in a Policy
                                                     Year
 ACCELERATED DEATH BENEFIT                      At the time an             $100
 ADMINISTRATIVE CHARGE                        accelerated death
                                               benefit is paid

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                             MAXIMUM GUARANTEED AMOUNT
             CHARGE                       WHEN CHARGE IS DEDUCTED                   DEDUCTED
 COST OF INSURANCE CHARGE(1)          On the Investment Start Date
 (PER $1000 OF NET AMOUNT AT          and each succeeding Monthly
 RISK)                                        Anniversary
 o    Minimum                                                          $ 0.16
 o    Maximum                                                          $31.31
 o    Charge for an insured,                                           $ 0.45
   attained age 45, actively at
   work
 ADMINISTRATIVE CHARGE (2)            On the Investment Start Date      $6 per Policy per month during
                                         and on each succeeding        the first Policy Year and $3.50
                                          Monthly Anniversary             per month in renewal years
 MORTALITY AND EXPENSE RISK                      Daily                   0.90% (annually) of the net
 CHARGE(3)                                                                assets of each Investment
                                                                           Division of the Separate
                                                                                   Account
 LOAN INTEREST SPREAD(4)               On each Policy Anniversary                    3.0%
 OPTIONAL RIDER CHARGES:(5)
 WAIVER OF MONTHLY DEDUCTIONS       On rider start date and on each
 RIDER (PER $1.00 OF WAIVED               Monthly Anniversary
 DEDUCTION)
 o    Minimum                                                          $ 0.01
 o    Maximum                                                          $ 0.24
 o    Charge for an Insured,                                           $ 0.07
   attained age 45, actively at
   work
 CHILDREN'S LIFE INSURANCE          On rider start date and on each    $ 0.16
 RIDER (PER $1000 OF COVERAGE)            Monthly Anniversary
 ACCELERATED DEATH BENEFIT                      See "Accelerated Death Benefit Administrative Charge" in
 SETTLEMENT OPTION RIDER                                          Transaction Charges table above.

(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and (if available) the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.


For information concerning compensation paid for the sale of Policies, See "Distribution of the Policies."




FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.42%        1.24%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                              DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                 AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                              FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 PUTNAM VARIABLE TRUST --
  CLASS IA
  Putnam VT Diversified
   Income Fund                   0.54%            --          0.19%         --          0.73%           --           0.73%
  Putnam VT Equity Income
   Fund                          0.47%            --          0.11%         --          0.58%           --           0.58%
  Putnam VT Global Asset
   Allocation Fund               0.59%            --          0.25%         --          0.84%           --           0.84%
  Putnam VT Global Equity
   Fund                          0.69%            --          0.17%         --          0.86%           --           0.86%
  Putnam VT Global Utilities
   Fund                          0.62%            --          0.17%         --          0.79%           --           0.79%

                                              DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                              FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  Putnam VT Growth and
   Income Fund                   0.47%            --         0.11%      --             0.58%       --            0.58%
  Putnam VT High Yield Fund      0.56%            --         0.13%      --             0.69%       --            0.69%
  Putnam VT Income Fund          0.39%            --         0.16%      --             0.55%       --            0.55%
  Putnam VT International
   Equity Fund                   0.69%            --         0.15%      --             0.84%       --            0.84%
  Putnam VT International
   Growth Fund                   0.92%            --         0.32%      --             1.24%     0.05%           1.19%
  Putnam VT International
   Value Fund                    0.69%            --         0.19%      --             0.88%       --            0.88%
  Putnam VT Investors Fund       0.55%            --         0.14%      --             0.69%       --            0.69%
  Putnam VT Money Market
   Fund                          0.28%            --         0.14%      --             0.42%       --            0.42%
  Putnam VT Multi-Cap
   Growth Fund                   0.55%            --         0.12%      --             0.67%       --            0.67%
  Putnam VT Voyager Fund         0.55%            --         0.12%    0.01%            0.68%       --            0.68%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.



Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

ISSUING THE POLICY
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GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer -or the employee's spouse.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.


Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")



PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.


We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.


GUARANTEED ISSUE. We generally will issue the Policy and any spouse or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life

Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.



RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions in the same manner as it was deducted.



OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion.") Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.



PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.




THE COMPANY
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.




THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


             FUND                               INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 PUTNAM VARIABLE TRUST --
 CLASS IA
 Putnam VT Diversified          Seeks as high a level of current income as       Putnam Investment
 Income Fund                    Putnam Investment Management, LLC                Management, LLC
                                believes is consistent with preservation of
                                capital.
 Putnam VT Equity Income        Seeks capital growth and current income.         Putnam Investment
 Fund                                                                            Management, LLC
 Putnam VT Global Asset         Seeks long-term return consistent with           Putnam Investment
 Allocation Fund                preservation of capital.                         Management, LLC
                                                                                 Subadviser: The Putnam
                                                                                 Advisory Company, LLC
 Putnam VT Global Equity        Seeks capital appreciation.                      Putnam Investment
 Fund                                                                            Management, LLC
                                                                                 Subadviser: The Putnam
                                                                                 Advisory Company, LLC
 Putnam VT Global Utilities     Seeks capital growth and current income.         Putnam Investment
 Fund                                                                            Management, LLC
                                                                                 Subadviser: The Putnam
                                                                                 Advisory Company, LLC
 Putnam VT Growth and           Seeks capital growth and current income.         Putnam Investment
 Income Fund                                                                     Management, LLC
 Putnam VT High Yield Fund      Seeks high current income. Capital growth is     Putnam Investment
                                a secondary goal when consistent with            Management, LLC
                                achieving high current income.
 Putnam VT Income Fund          Seeks high current income consistent with        Putnam Investment
                                what Putnam Investment Management, LLC           Management, LLC
                                believes to be prudent risk.

            FUND                             INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
 Putnam VT International      Seeks capital appreciation.                    Putnam Investment
 Equity Fund                                                                 Management, LLC
                                                                             Subadviser: The Putnam
                                                                             Advisory Company, LLC
 Putnam VT International      Seeks long-term capital appreciation.          Putnam Investment
 Growth Fund                                                                 Management, LLC
                                                                             Subadviser: The Putnam
                                                                             Advisory Company, LLC
 Putnam VT International      Seeks capital growth. Current income is a      Putnam Investment
 Value Fund                   secondary objective.                           Management, LLC
                                                                             Subadviser: The Putnam
                                                                             Advisory Company, LLC
 Putnam VT Investors Fund     Seeks long-term growth of capital and any      Putnam Investment
                              increased income that results from this        Management, LLC
                              growth.
 Putnam VT Money Market       Seeks as high a rate of current income as      Putnam Investment
 Fund                         Putnam Investment Management, LLC              Management, LLC
                              believes is consistent with preservation of
                              capital and maintenance of liquidity.
 Putnam VT Multi-Cap          Seeks long-term capital appreciation.          Putnam Investment
 Growth Fund                                                                 Management, LLC
 Putnam VT Voyager Fund       Seeks capital appreciation.                    Putnam Investment
                                                                             Management, LLC

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.




POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness -and any accrued and unpaid monthly deduction.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division or the Loan Account.


Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. -We reserve the right to limit the number of changes in death benefit - options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of -changes in -the Face Amount to one -per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")



ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division is the lesser of $50 or the Policy's Cash Value in that Investment Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in an Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a
Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam Global Utilities Fund, Putnam VT High Yield Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund and Putnam VT International Value Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Fidelity VIP Money Market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Money Market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.



LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the Unit Values determined at the end of the Valuation Period during which we receive your request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions in the same proportion that the Cash Value in each Investment Division bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Investment Divisions on the same proportionate -basis on which we originally transferred the loan collateral from the Investment Divisions (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.



TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division in the same proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge;
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at the annual rate of 4%.)


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender -and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender -and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.




DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =   1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =   18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =   Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =   20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.
Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.



The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.



GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.



ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.



INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.




GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.




STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee.


Insured--The person whose life is insured under a Policy.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.


Investment Start Date--The date the initial premium is applied to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES

                                  (DEUTSCHE C)

                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
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                                   PROSPECTUS

                                  MAY 1, 2015




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
     CRIMINAL OFFENSE.
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The following Funds are available through this Policy -(note that effective August 11, 2014, "Deutsche" replaced "DWS" in each of the names below):



                      DEUTSCHE VARIABLE SERIES I (CLASS A)

                               Deutsche Bond VIP
                          Deutsche Capital Growth VIP
                            Deutsche Core Equity VIP
   Deutsche CROCI(R) International VIP (formerly Deutsche International VIP)
                         Deutsche Global Small Cap VIP

                     DEUTSCHE VARIABLE SERIES II (CLASS A)
                       Deutsche Global Income Builder VIP
                           Deutsche Money Market VIP
                       Deutsche Small Mid Cap Growth VIP

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                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................  9
   Transaction Charges
   Fund Charges and Expenses
Issuing the Policy........................................ 12
   General Information
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................. 16
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company............................................... 18
   The Company
   Guarantee of Insurance Obligations
The Separate Account and the Funds........................ 18
   The Separate Account
   The Funds
Policy Values............................................. 22
   Cash Value
   Cash Surrender Value
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................... 24
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a Fixed Benefit Policy
   Eligibility Change Conversion
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests
Policy Lapse and Reinstatement............................ 33
   Lapse
   Reinstatement

Charges and Deductions........................................ 34
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 38
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 42
Distribution of the Policies.................................. 42
   Distributing the Policies
   Commissions Paid to Selling Firms
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 44
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 46
   Postponement of Payments
State Variations.............................................. 46
Legal Proceedings............................................. 46
Financial Statements.......................................... 47
Glossary...................................................... 48

POLICY BENEFITS/RISKS SUMMARY
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This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.
   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness -and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.




POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax -and may increase the risk that your policy will lapse.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions.


                                                                                     MAXIMUM GUARANTEED
               CHARGE                         WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
 PREMIUM EXPENSE CHARGE                  Upon receipt of each premium
                                                    payment
 o    For Policies issued under                                                  1.00% of each premium
   Group Contracts                                                                      payment
 o    Only for Policies treated as                                               2.00% of each premium
   individual contracts under                                                           payment
   Omnibus Budget
   Reconciliation Act of 1990
 PREMIUM TAX CHARGE                      Upon receipt of each premium            2.25% of each premium
                                                    payment                             payment
 PARTIAL WITHDRAWAL CHARGE               Upon each partial withdrawal       The lesser of $25 or 2% of the
                                                from the Policy                    amount withdrawn
 TRANSFER CHARGE                       Upon transfer in excess of 12 in            $25 per transfer
                                                 a Policy Year
 ACCELERATED DEATH BENEFIT                At the time an accelerated        $100
 ADMINISTRATIVE CHARGE                       death benefit is paid

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(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                                  MAXIMUM GUARANTEED AMOUNT
                CHARGE                         WHEN CHARGE IS DEDUCTED                   DEDUCTED
 COST OF INSURANCE CHARGE(1)               On the Investment Start Date
 (PER $1000 OF NET AMOUNT AT               and each succeeding Monthly
 RISK)                                             Anniversary
 o    Minimum                                                               $ 0.16
 o    Maximum                                                               $31.31
 o    Charge for an insured,                                                $ 0.45
   attained age 45, actively at
   work
 ADMINISTRATIVE CHARGE(2)                  On the Investment Start Date      $6 per Policy per month during
                                              and on each succeeding        the first Policy Year and $3.50
                                               Monthly Anniversary             per month in renewal years
 MORTALITY AND EXPENSE RISK                           Daily                   0.90% (annually) of the net
 CHARGE(3)                                                                     assets of each Investment
                                                                                Division of the Separate
                                                                                        Account
 LOAN INTEREST SPREAD(4)                    On each Policy Anniversary                    3.0%
 OPTIONAL RIDER CHARGES:(5)
 Waiver of Monthly Deductions            On rider start date and on each
 Rider (per $1.00 of waived                    Monthly Anniversary
 deduction)
 o    Minimum                                                               $ 0.01
 o    Maximum                                                               $ 0.24
 o    Charge for an Insured,                                                $ 0.07
   attained age 45, actively at
   work
 Children's Life Insurance Rider         On rider start date and on each    $ 0.16
 (per $1000 of coverage)                       Monthly Anniversary
 Spouse's Life Insurance Rider           On rider start date and on each
 (per $1000 of coverage)                       Monthly Anniversary
 o    Minimum                                                               $ 0.15
 o    Maximum                                                               $ 5.16
 o    Charge for a spouse, attained                                         $ 0.45
   age 45
 Accelerated Death Benefit                           See "Accelerated Death Benefit Administrative Charge" in
 Settlement Option Rider                                               Transaction Charges table above.

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(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.

(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."




FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.49%        1.13%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                   AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 DEUTSCHE VARIABLE SERIES I --
  CLASS A
  Deutsche Bond VIP                0.39%            --          0.30%         --          0.69%     0.03%           0.66%
  Deutsche Capital Growth VIP      0.37%            --          0.13%         --          0.50%     --              0.50%
  Deutsche Core Equity VIP         0.39%            --          0.18%         --          0.57%     --              0.57%

                                                 DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                   AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                 FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  Deutsche CROCI(R)
   International VIP                0.79%            --         0.25%         --          1.04%     0.05%           0.99%
  Deutsche Global Small Cap
   VIP                              0.89%            --         0.24%         --          1.13%     0.14%           0.99%
 DEUTSCHE VARIABLE SERIES II --
  CLASS A
  Deutsche Global Income
   Builder VIP                      0.37%            --         0.25%         --          0.62%     --              0.62%
  Deutsche Money Market VIP         0.29%            --         0.20%         --          0.49%     --              0.49%
  Deutsche Small Mid Cap
   Growth VIP                       0.55%            --         0.18%         --          0.73%     --              0.73%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.





ISSUING THE POLICY
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GENERAL INFORMATION


The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer -or the employee's spouse.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.


Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")



PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.


We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.


GUARANTEED ISSUE. We generally will issue the Policy and any spouse and children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.



RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions, in the same manner as it was deducted.



OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. - Currently, no change may be made during the first Policy Year. - For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of
Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.



MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. - The initial premium for a Policy must at least equal one-twelth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion"). Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities, employee benefits and asset management programs serving 100 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.




THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.



             FUND                                 INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 DEUTSCHE VARIABLE SERIES I
 -- CLASS A
 Deutsche Bond VIP               Seeks to maximize total return consistent         Deutsche Investment
                                 with preservation of capital and prudent          Management Americas Inc.
                                 investment management.
 Deutsche Capital Growth VIP     Seeks to provide long-term growth of capital.     Deutsche Investment
                                                                                   Management Americas Inc.
 Deutsche Core Equity VIP        Seeks long-term growth of capital, current        Deutsche Investment
                                 income and growth of income.                      Management Americas Inc.
 Deutsche CROCI(R)               Seeks long-term growth of capital.                Deutsche Investment
 International VIP                                                                 Management Americas Inc.
 Deutsche Global Small Cap       Seeks above-average capital appreciation          Deutsche Investment
 VIP                             over the long term.                               Management Americas Inc.
 DEUTSCHE VARIABLE SERIES II
 -- CLASS A
 Deutsche Global Income          Seeks to maximize income while                    Deutsche Investment
 Builder VIP                     maintaining prospects for capital                 Management Americas Inc.
                                 appreciation.
 Deutsche Money Market VIP       Seeks maximum current income to the extent        Deutsche Investment
                                 consistent with stability of principal.           Management Americas Inc.
 Deutsche Small Mid Cap          Seeks long-term capital appreciation.             Deutsche Investment
 Growth VIP                                                                        Management Americas Inc.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables-Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)


SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.




POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division or the Loan Account.


Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) - Payment of the death benefit porceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.


Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")



ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct am administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division is the lesser of $50 or the Policy's Cash Value in that Investment Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in an Investment Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a
Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the Deutsche -CROCI(R) International -VIP, Deutsche Global Small Cap VIP, Deutsche Global Income Builder VIP and Deutsche Small Mid Cap Growth VIP--the -"Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.



Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES


DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Deutsche Money Market -Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Deutsche Money Market -Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.



Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time, however, either strategy may be discontinued at any time.



LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
   o  (b) is the amount of any outstanding Indebtedness.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions in the same proportion that the Cash Value in each Investment Division bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Investment Divisions on the same proportionate -basis on which we originally transferred the loan collateral from the Investment Divisions (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. - However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically -amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age of 95.



TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.



Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners


COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division in the same proportion that the Policy's Cash Value in each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge;
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-spomsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

   o SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdiction where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables-Fund Charges and EXpenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender -and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender -and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder
rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.




ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Spouse's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. - Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.




DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling
                                        -
firms for the sale of the Policies, and these selling firms compensate their registered representative agents.

Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")



COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:


      OPTION          FIRST YEAR         RENEWAL YEARS
      1                A+B                  a+b
      2                A+B                  a+c
      3              A+X+Y+Z                 a



A =   18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =   1% of premiums in excess of the cost of insurance assessed during the first Policy Year.
a =   18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =   1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =   Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =   20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =   2% of any unscheduled premiums received.
Z =   1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.



The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.



ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.



INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.




STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.


Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.


Investment Start Date--The date the initial premium is applied to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.


Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.


Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-7534

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                (MORGAN STANLEY)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
                 Direct all correspondence and inquiries to the
                             Administrative Office:

                                  METLIFE GVUL

                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124
--------------------------------------



                          SUPPLEMENT DATED MAY 1, 2015

                                     TO THE


                        PROSPECTUS DATED APRIL 28, 2008


This supplement updates certain information contained in the last prospectus you received. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to our Administrative Office.


You may allocate net premiums to the Investment Divisions of Paragon Separate Account B (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.


          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)
               Invesco V.I. Diversified Dividend Fund
               Invesco V.I. Equity and Income Fund
               Invesco V.I. Global Core Equity Fund
               Invesco V.I. High Yield Fund


          MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X)
               The European Equity Portfolio
               The Income Plus Portfolio
               The Money Market Portfolio
               The Multi Cap Growth Portfolio


          THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I)
               Global Infrastructure Portfolio

               Global Strategist Portfolio (formerly Global Tactical Asset Allocation Portfolio)


The prospectuses for the funds describe in greater detail an investment in the Funds. YOU CAN OBTAIN

PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800)
685-0124.

FEE TABLES
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FUND CHARGES AND EXPENSES



The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2014. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2014. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2014, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                 MINIMUM      MAXIMUM
                                                                               ----------   ---------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)       0.57%        1.43%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                 DISTRIBUTION                                TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                   MANAGEMENT      SERVICE        OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
 FUND                                 FEE        (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 AIM VARIABLE INSURANCE
  FUNDS (INVESCO VARIABLE
  INSURANCE FUNDS) --
  SERIES I
  Invesco V.I. Diversified
   Dividend Fund                    0.49%            --          0.24%    0.01%            0.74%     0.01%              0.73%
  Invesco V.I. Equity and
   Income Fund                      0.38%            --          0.29%    0.01%            0.68%     0.01%              0.67%
  Invesco V.I. Global Core
   Equity Fund                      0.67%            --          0.39%      --             1.06%       --               1.06%
  Invesco V.I. High Yield Fund      0.63%            --          0.35%    0.01%            0.99%     0.01%              0.98%
 MORGAN STANLEY VARIABLE
  INVESTMENT SERIES --
  CLASS X
  The European Equity
   Portfolio                        0.87%            --          0.39%      --             1.26%     0.26%              1.00%
  The Income Plus Portfolio         0.42%            --          0.22%      --             0.64%       --               0.64%
  The Money Market Portfolio        0.45%            --          0.25%      --             0.70%     0.51%              0.19%

                                                DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                    ACQUIRED      ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE       OPERATING
 FUND                                FEE       (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  The Multi Cap Growth
   Portfolio                       0.42%            --         0.15%      --             0.57%       --               0.57%
 THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Global Infrastructure
   Portfolio                       0.85%            --         0.52%      --             1.37%     0.50%              0.87%
  Global Strategist Portfolio      0.75%            --         0.67%    0.01%            1.43%     0.82%              0.61%



The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.





THE SEPARATE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------
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THE FUNDS


Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


            FUND                              INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
 AIM VARIABLE INSURANCE
 FUNDS (INVESCO VARIABLE
 INSURANCE FUNDS) --
 SERIES I
 Invesco V.I. Diversified     Seeks to provide reasonable current income      Invesco Advisers, Inc.
 Dividend Fund                and long-term growth of income and capital.
 Invesco V.I. Equity and      Seeks both capital appreciation and current     Invesco Advisers, Inc.
 Income Fund                  income.

              FUND                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
 Invesco V.I. Global Core         Seeks long-term capital appreciation by          Invesco Advisers, Inc.
 Equity Fund                      investing primarily in equity securities of
                                  issuers throughout the world, including
                                  U.S. issuers.
 Invesco V.I. High Yield Fund     Seeks total return, comprised of current         Invesco Advisers, Inc.
                                  income and capital appreciation.
 MORGAN STANLEY VARIABLE
 INVESTMENT SERIES --
 CLASS X
 The European Equity              Seeks to maximize the capital appreciation       Morgan Stanley Investment
 Portfolio                        of its investments.                              Management Inc.
                                                                                   Subadviser: Morgan Stanley
                                                                                   Investment Management
                                                                                   Limited
 The Income Plus Portfolio        Seeks as a primary objective to provide a        Morgan Stanley Investment
                                  high level of current income by investing        Management Inc.
                                  primarily in U.S. government securities and
                                  other fixed income securities. As a
                                  secondary objective, the Portfolio seeks
                                  capital appreciation, but only when
                                  consistent with its primary objective.
 The Money Market Portfolio       Seeks high current income, preservation of       Morgan Stanley Investment
                                  capital and liquidity.                           Management Inc.
 The Multi Cap Growth             Seeks, as a primary objective, growth of         Morgan Stanley Investment
 Portfolio                        capital through investments in common            Management Inc.
                                  stocks of companies believed by the Adviser
                                  to have potential for superior growth and, as
                                  a secondary objective, income, but only
                                  when consistent with its primary objective.
 THE UNIVERSAL INSTITUTIONAL
 FUNDS, INC. -- CLASS I
 Global Infrastructure            Seeks both capital appreciation and current      Morgan Stanley Investment
 Portfolio                        income.                                          Management Inc.
                                                                                   Subadvisers: Morgan Stanley
                                                                                   Investment Management
                                                                                   Company; Morgan Stanley
                                                                                   Investment Management
                                                                                   Limited
 Global Strategist Portfolio      Seeks total return.                              Morgan Stanley Investment
                                                                                   Management Inc.



GENERAL MATTERS RELATING TO THE POLICY
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CYBERSECURITY

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.





FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.





TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the

Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.



If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.



Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

[GRAPHIC APPEARS HERE]





                 GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                            LIFE INSURANCE POLICIES

(MULTI MANAGER C, MULTI MANAGER III, DEUTSCHE-C, MORGAN STANLEY, PUTNAM AND
                                      MFS)

                                   ISSUED BY


                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                               NEW YORK, NY 10166

                           PARAGON SEPARATE ACCOUNT B
                                  (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2015


     This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."

     This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:


                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 685-0124

                                                           SA B - SAI COMMISSION
                                       1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


Additional Policy Information...................................  3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
Additional Benefits and Riders..................................  6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
Distribution of the Policies....................................  7
More Information about the Company..............................  8
   The Company
Other Information...............................................  8
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE............. 11

ADDITIONAL POLICY INFORMATION
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                                   THE POLICY


     The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

     We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.


                              CLAIMS OF CREDITORS

     To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.


                                INCONTESTABILITY

     In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

     We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              MISSTATEMENT OF AGE

     If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

     Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.


                               SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

     Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                   ASSIGNMENT

     An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

     We will be bound by an assignment of a Policy only if:

    o  it is in writing;

    o the original instrument or a certified copy is filed with us at our Administrative Office; and

    o  we send an acknowledged copy to the Owner.


     We are not responsible for determining the validity of any assignment.

     Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.


                                  BENEFICIARY

     The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.


                         CHANGING OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.


                         CHANGING DEATH BENEFIT OPTIONS

     An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

     If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face
Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

     If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face
Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

     Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

    o the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net
        Investment Factor (defined below) for the current Valuation Period;
    PLUS

    o any net premium payments allocated to the Division during the current Valuation Period; PLUS

    o any loan repayments allocated to the Division during the current Valuation Period; PLUS

    o any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

    o that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

    o any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

    o any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

    o (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

     The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

    o  the value of the assets at the end of the preceding Valuation Period;
        PLUS

    o the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation
        Period for which the Net Investment Factor is being determined; MINUS

    o the capital losses, realized or unrealized, charged against those assets during the Valuation Period;
        MINUS

    o any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

    o a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

    o  the value of the assets at the end of the preceding Valuation Period.


                               COST OF INSURANCE

     Cost of Insurance Rates. The current cost of insurance rates will be based
     ------------------------
on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

     Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).

     Net Amount at Risk. The net amount at risk may be affected by changes in
     ------------------
the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

     Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

     Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.




ADDITIONAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

     We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.


                       WAIVER OF MONTHLY DEDUCTIONS RIDER

     This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.


                        CHILDREN'S LIFE INSURANCE RIDER

     This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

     This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

     This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

     The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the
Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

     The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.




DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

     While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis.We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives ("selling firms").

     We pay selling firms commissions.Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

                   AGGREGATE AMOUNT OF       AGGREGATE AMOUNT OF
      FISCAL     COMMISSIONS PAID TO     COMMISSIONS RETAINED BY
     YEAR       PRINCIPAL UNDERWRITER     PRINCIPAL UNDERWRITER
     2014     $4,191,700                $0
     2013     $3,965,186                $0
     2012     $4,243,219                $0


     We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.




MORE INFORMATION ABOUT THE COMPANY
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                                  THE COMPANY



     MetLife is a leading provider of insurance, annuities and employee benefits programs with operations throughout the United States. It is a wholly owned subsidiary of MetLife, Inc. MetLife, Inc., is a leading global provider of insurance, annuities, employee benefits and asset management serving 100 million customers. Through its subsidiaries and affiliates, MetLife. Inc. holds leading market positions in the United States, Japan, Latin America, Asia and the Middle East.


     Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

     Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

     Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

     Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by Metropolitan Life Insurance Company. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.



OTHER INFORMATION
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                        POTENTIAL CONFLICTS OF INTEREST


     In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.


                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              RECORDS AND REPORTS

     We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

    o the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value

    o  the current Cash Surrender Value

    o  the current death benefit

    o  the current amount of any Indebtedness

    o any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

    o  any other information required by law


     We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

    The consolidated financial statements of General American Life Insurance Company and subsidiary (the "Guarantor") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Guarantor being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


                              FINANCIAL STATEMENTS

     The Company's financial statements and the financial statements of General American Life Insurance Company and subsidiary should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                        APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE


                  APPLICABLE                            APPLICABLE
 ATTAINED AGE     PERCENTAGE        ATTAINED AGE        PERCENTAGE
--------------   ------------   --------------------   -----------
40............         250%     61..................         128%
41............          243     62..................          126
42............          236     63..................          124
43............          229     64..................          122
44............          222     65..................          120
45............          215     66..................          119
46............          209     67..................          118
47............          203     68..................          117
48............          197     69..................          116
49............          191     70..................          115
50............          185     71..................          113
51............          178     72..................          111
52............          171     73..................          109
53............          164     74..................          107
54............          157     75-90...............          105
55............          150     91..................          104
56............          146     92..................          103
57............          142     93..................          102
58............          138     94..................          101
59............          134     95 or older.........          100
60............          130

     The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2.A as of December 31, 2014, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2014, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2015

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                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2014


                                                                   AMERICAN FUNDS U.S.
                                              AMERICAN FUNDS         GOVERNMENT/AAA-                                 DEUTSCHE I
                                                 NEW WORLD          RATED SECURITIES        DEUTSCHE I BOND        CAPITAL GROWTH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $          2,258,677   $            920,019   $            244,295   $          1,262,537
   Accrued dividends.....................                    --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company...................                    --                      2                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................             2,258,677                920,021                244,295              1,262,537
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                    63                     --                     21                     97
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    63                     --                     21                     97
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $          2,258,614   $            920,021   $            244,274   $          1,262,440
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                   DEUTSCHE I CORE      DEUTSCHE I GLOBAL         DEUTSCHE I        DEUTSCHE II GLOBAL
                                     EQUITY VIP             SMALL CAP            INTERNATIONAL      INCOME BUILDER VIP
                                      DIVISION              DIVISION               DIVISION              DIVISION
                                --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $            823,172  $            619,171  $           9,696,533  $             610,428
   Accrued dividends..........                    --                    --                     --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    107                     --
                                --------------------  --------------------  ---------------------  ---------------------
        Total Assets..........               823,172               619,171              9,696,640                610,428
                                --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    54                    49                     --                     39
                                --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities.....                    54                    49                     --                     39
                                --------------------  --------------------  ---------------------  ---------------------

NET ASSETS....................  $            823,118  $            619,122  $           9,696,640  $             610,389
                                ====================  ====================  =====================  =====================

                                      DEUTSCHE II        DEUTSCHE II SMALL        FIDELITY VIP       FIDELITY VIP ASSET
                                     MONEY MARKET         MID CAP GROWTH          ASSET MANAGER        MANAGER: GROWTH
                                       DIVISION              DIVISION               DIVISION              DIVISION
                                ---------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          19,799,652  $             314,978  $             40,525  $            167,659
   Accrued dividends..........                     90                     --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    176                     --                    --                    --
                                ---------------------  ---------------------  --------------------  --------------------
        Total Assets..........             19,799,918                314,978                40,525               167,659
                                ---------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                     14                     3                    12
                                ---------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                     --                     14                     3                    12
                                ---------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $          19,799,918  $             314,964  $             40,522  $            167,647
                                =====================  =====================  ====================  ====================

                                     FIDELITY VIP          FIDELITY VIP
                                      CONTRAFUND           EQUITY-INCOME
                                       DIVISION              DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $          52,513,064  $          27,243,194
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                     --
                                ---------------------  ---------------------
        Total Assets..........             52,513,064             27,243,194
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                  2,775                  1,043
                                ---------------------  ---------------------
        Total Liabilities.....                  2,775                  1,043
                                ---------------------  ---------------------

NET ASSETS....................  $          52,510,289  $          27,242,151
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014



                                    FIDELITY VIP           FIDELITY VIP           FIDELITY VIP           FIDELITY VIP
                                    FREEDOM 2010           FREEDOM 2020           FREEDOM 2030           FREEDOM 2040
                                      DIVISION               DIVISION               DIVISION               DIVISION
                                ---------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $           1,656,944  $           5,350,172  $           6,281,444  $          1,813,786
   Accrued dividends..........                     --                     --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    686                     --                    --
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Assets..........              1,656,944              5,350,858              6,281,444             1,813,786
                                ---------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    109                     --                    170                    66
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                    109                     --                    170                    66
                                ---------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $           1,656,835  $           5,350,858  $           6,281,274  $          1,813,720
                                =====================  =====================  =====================  ====================


                                    FIDELITY VIP                                  FIDELITY VIP           FIDELITY VIP
                                    FREEDOM 2050        FIDELITY VIP GROWTH        HIGH INCOME             INDEX 500
                                      DIVISION               DIVISION               DIVISION               DIVISION
                                ---------------------  ---------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $             847,747  $          28,239,218  $             559,501  $         58,089,805
   Accrued dividends..........                     --                     --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     46                     --                     --                    --
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Assets..........                847,793             28,239,218                559,501            58,089,805
                                ---------------------  ---------------------  ---------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     --                  1,139                    172                 3,315
                                ---------------------  ---------------------  ---------------------  --------------------
        Total Liabilities.....                     --                  1,139                    172                 3,315
                                ---------------------  ---------------------  ---------------------  --------------------

NET ASSETS....................  $             847,793  $          28,238,079  $             559,329  $         58,086,490
                                =====================  =====================  =====================  ====================

                                    FIDELITY VIP
                                     INVESTMENT
                                     GRADE BOND       FIDELITY VIP MID CAP
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,072,571  $          7,428,192
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    65
                                --------------------  --------------------
        Total Assets..........             1,072,571             7,428,257
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    42                    --
                                --------------------  --------------------
        Total Liabilities.....                    42                    --
                                --------------------  --------------------

NET ASSETS....................  $          1,072,529  $          7,428,257
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     FIDELITY VIP                                 FIDELITY VIP
                                     MONEY MARKET      FIDELITY VIP OVERSEAS       REAL ESTATE         FIDELITY VIP VALUE
                                       DIVISION              DIVISION               DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,325,009  $             481,590  $             923,911  $             353,061
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     17                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,325,026                481,590                923,911                353,061
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     --                    121                    271                     25
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     --                    121                    271                     25
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,325,026  $             481,469  $             923,640  $             353,036
                                =====================  =====================  =====================  =====================

                                     INVESCO V.I.           INVESCO V.I.       INVESCO V.I. GLOBAL        INVESCO V.I.
                                 DIVERSIFIED DIVIDEND     EQUITY AND INCOME        CORE EQUITY             HIGH YIELD
                                       DIVISION               DIVISION              DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,593,811  $             157,401  $             432,500  $              81,006
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,593,811                157,401                432,500                 81,006
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     70                      2                     36                      1
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     70                      2                     36                      1
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,593,741  $             157,399  $             432,464  $              81,005
                                =====================  =====================  =====================  =====================

                                       MFS VIT                 MFS VIT
                                     CORE EQUITY            GLOBAL EQUITY
                                      DIVISION                DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $              73,720  $           9,864,302
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Assets..........                 73,720              9,864,302
                                ---------------------  ---------------------
LIABILITIES:
   Due to Metropolitan Life
      Insurance Company.......                     13                    319
                                ---------------------  ---------------------
        Total Liabilities.....                     13                    319
                                ---------------------  ---------------------

NET ASSETS....................  $              73,707  $           9,863,983
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                                       MFS VIT INVESTORS          MFS VIT              MFS VIT
                                   MFS VIT GROWTH        GROWTH STOCK         INVESTORS TRUST      MID CAP GROWTH
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $         15,002,608  $           212,612  $             90,846  $            85,927
   Accrued dividends..........                    --                   --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                    --                   --
                                --------------------  -------------------  --------------------  -------------------
       Total Assets...........            15,002,608              212,612                90,846               85,927
                                --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   637                   20                     5                    5
                                --------------------  -------------------  --------------------  -------------------
       Total Liabilities......                   637                   20                     5                    5
                                --------------------  -------------------  --------------------  -------------------

NET ASSETS....................  $         15,001,971  $           212,592  $             90,841  $            85,922
                                ====================  ===================  ====================  ===================

                                       MFS VIT              MFS VIT                                    MFS VIT
                                    NEW DISCOVERY        RESEARCH BOND       MFS VIT RESEARCH       TOTAL RETURN
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $           189,964  $             28,291  $           100,046  $            392,025
   Accrued dividends..........                   --                    --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                   --                    --
                                -------------------  --------------------  -------------------  --------------------
       Total Assets...........              189,964                28,291              100,046               392,025
                                -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   14                     3                    6                    30
                                -------------------  --------------------  -------------------  --------------------
       Total Liabilities......                   14                     3                    6                    30
                                -------------------  --------------------  -------------------  --------------------

NET ASSETS....................  $           189,950  $             28,288  $           100,040  $            391,995
                                ===================  ====================  ===================  ====================


                                  MFS VIT UTILITIES      MFS VIT VALUE
                                      DIVISION             DIVISION
                                -------------------  --------------------
ASSETS:
   Investments at fair value..  $           109,248  $            254,210
   Accrued dividends..........                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                    --
                                -------------------  --------------------
       Total Assets...........              109,248               254,210
                                -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   16                    22
                                -------------------  --------------------
       Total Liabilities......                   16                    22
                                -------------------  --------------------

NET ASSETS....................  $           109,232  $            254,188
                                ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     MFS VIT II           MFS VIT II            MFS VIT II        MIST CLEARBRIDGE
                                     HIGH YIELD          MONEY MARKET        STRATEGIC INCOME     AGGRESSIVE GROWTH
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $              3,279  $            58,401  $              1,049  $         1,776,156
   Accrued dividends..........                    --                   --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                    --                    1
                                --------------------  -------------------  --------------------  -------------------
       Total Assets...........                 3,279               58,401                 1,049            1,776,157
                                --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                     6                    4                     1                   --
                                --------------------  -------------------  --------------------  -------------------
       Total Liabilities......                     6                    4                     1                   --
                                --------------------  -------------------  --------------------  -------------------

NET ASSETS....................  $              3,273  $            58,397  $              1,048  $         1,776,157
                                ====================  ===================  ====================  ===================

                                 MIST LORD ABBETT      MIST MFS EMERGING   MIST OPPENHEIMER       MIST WMC LARGE
                                  BOND DEBENTURE        MARKETS EQUITY       GLOBAL EQUITY         CAP RESEARCH
                                     DIVISION              DIVISION            DIVISION              DIVISION
                                -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $         1,004,347  $         2,884,599  $         1,346,082  $         1,220,193
   Accrued dividends..........                   --                   --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                   --
                                -------------------  -------------------  -------------------  -------------------
       Total Assets...........            1,004,347            2,884,599            1,346,082            1,220,193
                                -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   73                   20                   17                   20
                                -------------------  -------------------  -------------------  -------------------
       Total Liabilities......                   73                   20                   17                   20
                                -------------------  -------------------  -------------------  -------------------

NET ASSETS....................  $         1,004,274  $         2,884,579  $         1,346,065  $         1,220,173
                                ===================  ===================  ===================  ===================

                                   MORGAN STANLEY        MORGAN STANLEY
                                   EUROPEAN EQUITY         INCOME PLUS
                                      DIVISION              DIVISION
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $            472,129  $           138,114
   Accrued dividends..........                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --
                                --------------------  -------------------
       Total Assets...........               472,129              138,114
                                --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    35                    2
                                --------------------  -------------------
       Total Liabilities......                    35                    2
                                --------------------  -------------------

NET ASSETS....................  $            472,094  $           138,112
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                   MORGAN STANLEY      MORGAN STANLEY         MSF BARCLAYS          MSF BLACKROCK
                                    MONEY MARKET      MULTI CAP GROWTH    AGGREGATE BOND INDEX  CAPITAL APPRECIATION
                                      DIVISION            DIVISION              DIVISION              DIVISION
                                -------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $           333,525  $         1,367,980  $         1,067,181   $          2,054,450
   Accrued dividends..........                   --                   --                   --                     --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                      1
                                -------------------  -------------------  --------------------  --------------------
       Total Assets...........              333,525            1,367,980            1,067,181              2,054,451
                                -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   17                   36                   21                     --
                                -------------------  -------------------  --------------------  --------------------
       Total Liabilities......                   17                   36                   21                     --
                                -------------------  -------------------  --------------------  --------------------

NET ASSETS....................  $           333,508  $         1,367,944  $         1,067,160   $          2,054,451
                                ===================  ===================  ====================  ====================

                                    MSF BLACKROCK       MSF BLACKROCK       MSF METLIFE MID         MSF METLIFE
                                   LARGE CAP VALUE      MONEY MARKET        CAP STOCK INDEX         STOCK INDEX
                                      DIVISION            DIVISION             DIVISION              DIVISION
                                -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $         1,545,567  $         4,055,345  $         2,414,884  $          1,635,380
   Accrued dividends..........                   --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                   --                   --                   458
                                -------------------  -------------------  -------------------  --------------------
       Total Assets...........            1,545,567            4,055,345            2,414,884             1,635,838
                                -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   14                   12                1,738                    --
                                -------------------  -------------------  -------------------  --------------------
       Total Liabilities......                   14                   12                1,738                    --
                                -------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $         1,545,553  $         4,055,333  $         2,413,146  $          1,635,838
                                ===================  ===================  ===================  ====================

                                      MSF MFS
                                   TOTAL RETURN          MSF MFS VALUE
                                     DIVISION              DIVISION
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $         1,531,859  $           916,817
   Accrued dividends..........                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........            1,531,859              916,817
                                -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    9                   27
                                -------------------  -------------------
       Total Liabilities......                    9                   27
                                -------------------  -------------------

NET ASSETS....................  $         1,531,850  $           916,790
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     MSF MSCI             MSF RUSSELL            PUTNAM VT           PUTNAM VT
                                    EAFE INDEX            2000 INDEX        DIVERSIFIED INCOME     EQUITY INCOME
                                     DIVISION              DIVISION              DIVISION            DIVISION
                                -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $           736,677  $         23,705,333  $           183,261  $         7,361,453
   Accrued dividends..........                   --                    --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                   --                   --
                                -------------------  --------------------  -------------------  -------------------
        Total Assets..........              736,677            23,705,333              183,261            7,361,453
                                -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   40                   321                    5                  870
                                -------------------  --------------------  -------------------  -------------------
        Total Liabilities.....                   40                   321                    5                  870
                                -------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $           736,637  $         23,705,012  $           183,256  $         7,360,583
                                ===================  ====================  ===================  ===================

                                 PUTNAM VT GLOBAL          PUTNAM VT             PUTNAM VT             PUTNAM VT
                                 ASSET ALLOCATION        GLOBAL EQUITY       GLOBAL UTILITIES      GROWTH AND INCOME
                                     DIVISION              DIVISION              DIVISION              DIVISION
                                -------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $           375,298  $            321,060  $             19,190  $           323,330
   Accrued dividends..........                   --                    --                    --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                    --                    --                   --
                                -------------------  --------------------  --------------------  -------------------
        Total Assets..........              375,298               321,060                19,190              323,330
                                -------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   26                    14                     4                   27
                                -------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                   26                    14                     4                   27
                                -------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $           375,272  $            321,046  $             19,186  $           323,303
                                ===================  ====================  ====================  ===================

                                      PUTNAM VT
                                     HIGH YIELD         PUTNAM VT INCOME
                                      DIVISION              DIVISION
                                --------------------  -------------------
ASSETS:
   Investments at fair value..  $          8,244,665  $         9,662,470
   Accrued dividends..........                    --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                   --
                                --------------------  -------------------
        Total Assets..........             8,244,665            9,662,470
                                --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    57                  145
                                --------------------  -------------------
        Total Liabilities.....                    57                  145
                                --------------------  -------------------

NET ASSETS....................  $          8,244,608  $         9,662,325
                                ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                      PUTNAM VT             PUTNAM VT             PUTNAM VT
                                INTERNATIONAL EQUITY  INTERNATIONAL GROWTH   INTERNATIONAL VALUE  PUTNAM VT INVESTORS
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..  $            246,691  $             89,395  $            63,137   $            32,357
   Accrued dividends..........                    --                    --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                   --                    --
                                --------------------  --------------------  --------------------  -------------------
        Total Assets..........               246,691                89,395               63,137                32,357
                                --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    12                     3                    6                     4
                                --------------------  --------------------  --------------------  -------------------
        Total Liabilities.....                    12                     3                    6                     4
                                --------------------  --------------------  --------------------  -------------------

NET ASSETS....................  $            246,679  $             89,392  $            63,131   $            32,353
                                ====================  ====================  ====================  ===================

                                      PUTNAM VT             PUTNAM VT                             T. ROWE PRICE ES
                                    MONEY MARKET        MULTI-CAP GROWTH    PUTNAM VT VOYAGER       EQUITY INCOME
                                      DIVISION              DIVISION            DIVISION              DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $            163,189  $        10,702,546  $         8,973,562  $             60,827
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
        Total Assets..........               163,189           10,702,546            8,973,562                60,827
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    18                  624                  458                     5
                                --------------------  -------------------  -------------------  --------------------
        Total Liabilities.....                    18                  624                  458                     5
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $            163,171  $        10,701,922  $         8,973,104  $             60,822
                                ====================  ===================  ===================  ====================

                                  T. ROWE PRICE ES      T. ROWE PRICE ES
                                   MID-CAP GROWTH      NEW AMERICA GROWTH
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            269,846  $         11,430,921
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               269,846            11,430,921
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    29                   492
                                --------------------  --------------------
        Total Liabilities.....                    29                   492
                                --------------------  --------------------

NET ASSETS....................  $            269,817  $         11,430,429
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2014


                                          T. ROWE PRICE ES
                                          PERSONAL STRATEGY       T. ROWE PRICE FIS          UIF GLOBAL          UIF GLOBAL TACTICAL
                                              BALANCED            LIMITED-TERM BOND        INFRASTRUCTURE         ASSET ALLOCATION
                                              DIVISION                DIVISION                DIVISION                DIVISION
                                        --------------------    --------------------    --------------------    --------------------
ASSETS:
   Investments at fair value.........   $         25,208,781    $          7,841,802    $            194,048    $            224,483
   Accrued dividends.................                     --                      --                      --                      --
   Due from Metropolitan Life
     Insurance Company...............                     --                      --                      --                      --
                                        --------------------    --------------------    --------------------    --------------------
        Total Assets.................             25,208,781               7,841,802                 194,048                 224,483
                                        --------------------    --------------------    --------------------    --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...............                    628                      84                      49                       3
                                        --------------------    --------------------    --------------------    --------------------
        Total Liabilities............                    628                      84                      49                       3
                                        --------------------    --------------------    --------------------    --------------------

NET ASSETS...........................   $         25,208,153    $          7,841,718    $            193,999    $            224,480
                                        ====================    ====================    ====================    ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                      AMERICAN FUNDS U.S.
                                                  AMERICAN FUNDS        GOVERNMENT/AAA-
                                                     NEW WORLD         RATED SECURITIES       DEUTSCHE I BOND
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             29,965  $             11,936  $              8,108
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,188                   914                 1,700
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                27,777                11,022                 6,408
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               220,038                    --                    --
      Realized gains (losses) on sale of
         investments.........................                19,265               (5,757)               (2,625)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               239,303               (5,757)               (2,625)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (458,408)                39,442                 8,991
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (219,105)                33,685                 6,366
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (191,328)  $             44,707  $             12,774
                                               ====================  ====================  ====================


                                                    DEUTSCHE I           DEUTSCHE I CORE       DEUTSCHE I GLOBAL
                                                  CAPITAL GROWTH           EQUITY VIP              SMALL CAP
                                                     DIVISION               DIVISION               DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $               7,166  $               8,124  $              5,841
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                  8,632                  5,693                 5,052
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                (1,466)                  2,431                   789
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 65,510                     --                75,690
      Realized gains (losses) on sale of
         investments.........................                 57,839                 39,240                10,723
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                123,349                 39,240                86,413
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 12,404                 39,210             (120,756)
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                135,753                 78,450              (34,343)
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             134,287  $              80,881  $           (33,554)
                                               =====================  =====================  ====================


                                                    DEUTSCHE I        DEUTSCHE II GLOBAL        DEUTSCHE II
                                                   INTERNATIONAL      INCOME BUILDER VIP       MONEY MARKET
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            186,696  $             19,111  $              1,935
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                80,816                 4,660               144,638
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               105,880                14,451             (142,703)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                63,001                    --
      Realized gains (losses) on sale of
         investments.........................              (34,129)                13,062                    --
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......              (34,129)                76,063                    --
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (1,450,706)              (71,833)                    --
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (1,484,835)                 4,230                    --
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (1,378,955)  $             18,681  $          (142,703)
                                               ====================  ====================  ====================


                                                  DEUTSCHE II SMALL
                                                   MID CAP GROWTH
                                                      DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                 2,654
                                               --------------------
           Net investment income (loss)......               (2,654)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................                36,228
                                               --------------------
           Net realized gains (losses).......                36,228
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (16,926)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                19,302
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             16,648
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                 FIDELITY VIP        FIDELITY VIP ASSET       FIDELITY VIP          FIDELITY VIP
                                                 ASSET MANAGER         MANAGER: GROWTH         CONTRAFUND           EQUITY-INCOME
                                                   DIVISION               DIVISION              DIVISION              DIVISION
                                             ---------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 594  $              1,806  $            487,233  $            766,924
                                             ---------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    266                 1,178               378,859               203,164
                                             ---------------------  --------------------  --------------------  --------------------
           Net investment income (loss)....                    328                   628               108,374               563,760
                                             ---------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  1,612                   127             1,022,234               374,844
      Realized gains (losses) on sale of
         investments.......................                  2,011                 9,305             1,769,781               506,215
                                             ---------------------  --------------------  --------------------  --------------------
           Net realized gains (losses).....                  3,623                 9,432             2,792,015               881,059
                                             ---------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                (2,259)               (2,524)             2,458,766               606,198
                                             ---------------------  --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  1,364                 6,908             5,250,781             1,487,257
                                             ---------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               1,692  $              7,536  $          5,359,155  $          2,051,017
                                             =====================  ====================  ====================  ====================

                                                 FIDELITY VIP          FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                 FREEDOM 2010          FREEDOM 2020          FREEDOM 2030           FREEDOM 2040
                                                   DIVISION              DIVISION              DIVISION               DIVISION
                                             --------------------  --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $             26,869  $             88,827  $             97,380  $              26,801
                                             --------------------  --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                14,099                37,190                44,358                 11,865
                                             --------------------  --------------------  --------------------  ---------------------
           Net investment income (loss)....                12,770                51,637                53,022                 14,936
                                             --------------------  --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                29,017                88,062               114,225                 25,579
      Realized gains (losses) on sale of
         investments.......................                70,582               160,131               194,526                 32,836
                                             --------------------  --------------------  --------------------  ---------------------
           Net realized gains (losses).....                99,599               248,193               308,751                 58,415
                                             --------------------  --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              (41,840)              (91,930)             (108,101)               (11,532)
                                             --------------------  --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                57,759               156,263               200,650                 46,883
                                             --------------------  --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             70,529  $            207,900  $            253,672  $              61,819
                                             ====================  ====================  ====================  =====================

                                                  FIDELITY VIP
                                                  FREEDOM 2050       FIDELITY VIP GROWTH
                                                    DIVISION              DIVISION
                                             ---------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $              12,187  $             51,954
                                             ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  4,880               207,308
                                             ---------------------  --------------------
           Net investment income (loss)....                  7,307             (155,354)
                                             ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 10,257                    --
      Realized gains (losses) on sale of
         investments.......................                 12,858             1,581,153
                                             ---------------------  --------------------
           Net realized gains (losses).....                 23,115             1,581,153
                                             ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                (5,261)             1,313,388
                                             ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 17,854             2,894,541
                                             ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              25,161  $          2,739,187
                                             =====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                                FIDELITY VIP
                                                  FIDELITY VIP          FIDELITY VIP             INVESTMENT
                                                   HIGH INCOME            INDEX 500              GRADE BOND
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              32,827  $             910,543  $              24,178
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  3,813                412,905                  7,849
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                 29,014                497,638                 16,329
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                 50,552                    407
      Realized gains (losses) on sale of
         investments.......................                  2,491              2,224,480                (1,157)
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                  2,491              2,275,032                  (750)
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................               (34,043)              3,850,750                 35,667
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................               (31,552)              6,125,782                 34,917
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             (2,538)  $           6,623,420  $              51,246
                                             =====================  =====================  =====================


                                                                         FIDELITY VIP
                                              FIDELITY VIP MID CAP       MONEY MARKET      FIDELITY VIP OVERSEAS
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              18,863  $                 119  $               6,889
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                 52,341                  8,943                  3,770
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....               (33,478)                (8,824)                  3,119
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                159,468                     --                    125
      Realized gains (losses) on sale of
         investments.......................                129,956                     --                  9,981
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                289,424                     --                 10,106
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                126,688                     --               (60,873)
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                416,112                     --               (50,767)
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             382,634  $             (8,824)  $            (47,648)
                                             =====================  =====================  =====================


                                                  FIDELITY VIP                                  INVESCO V.I.
                                                   REAL ESTATE       FIDELITY VIP VALUE     DIVERSIFIED DIVIDEND
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              15,202  $               4,663  $              25,953
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                  6,473                  2,423                  1,755
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  8,729                  2,240                 24,198
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 50,852                 13,024                     --
      Realized gains (losses) on sale of
         investments.......................                 34,383                  7,408                 85,245
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                 85,235                 20,432                 85,245
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                124,255                 10,462                 71,847
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                209,490                 30,894                157,092
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             218,219  $              33,134  $             181,290
                                             =====================  =====================  =====================


                                                  INVESCO V.I.
                                                EQUITY AND INCOME
                                                    DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $               2,821
                                             ---------------------
EXPENSES:
      Mortality and expense risk
         charges...........................                    192
                                             ---------------------
           Net investment income (loss)....                  2,629
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  7,626
      Realized gains (losses) on sale of
         investments.......................                  6,520
                                             ---------------------
           Net realized gains (losses).....                 14,146
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                (3,190)
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 10,956
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              13,585
                                             =====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                               INVESCO V.I. GLOBAL      INVESCO V.I.             MFS VIT               MFS VIT
                                                   CORE EQUITY           HIGH YIELD            CORE EQUITY          GLOBAL EQUITY
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $              8,878  $              3,766  $                535  $             70,879
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   565                    80                   507                73,370
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                 8,313                 3,686                    28               (2,491)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                    --                96,623
      Realized gains (losses) on sale of
        investments.........................                24,543                  (59)                 5,832               390,419
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                24,543                  (59)                 5,832               487,042
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (28,968)               (2,330)                   894             (184,695)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               (4,425)               (2,389)                 6,726               302,347
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              3,888  $              1,297  $              6,754  $            299,856
                                              ====================  ====================  ====================  ====================

                                                                      MFS VIT INVESTORS          MFS VIT               MFS VIT
                                                 MFS VIT GROWTH         GROWTH STOCK         INVESTORS TRUST       MID CAP GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             15,201  $              1,052  $                814  $                 --
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               108,540                 1,494                   636                   584
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....              (93,339)                 (442)                   178                 (584)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               970,087                11,302                 6,649                 8,676
      Realized gains (losses) on sale of
        investments.........................               800,603                 7,519                 4,940                 3,466
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             1,770,690                18,821                11,589                12,142
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (531,495)                 1,973               (3,544)               (5,100)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             1,239,195                20,794                 8,045                 7,042
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,145,856  $             20,352  $              8,223  $              6,458
                                              ====================  ====================  ====================  ====================

                                                     MFS VIT              MFS VIT
                                                  NEW DISCOVERY        RESEARCH BOND
                                                    DIVISION             DIVISION
                                              -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $                --  $               836
                                              -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                1,447                  217
                                              -------------------  -------------------
           Net investment income (loss).....              (1,447)                  619
                                              -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               39,422                   --
      Realized gains (losses) on sale of
        investments.........................                7,247                  591
                                              -------------------  -------------------
           Net realized gains (losses)......               46,669                  591
                                              -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             (62,023)                  236
                                              -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (15,354)                  827
                                              -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (16,801)  $             1,446
                                              ===================  ===================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                          MFS VIT
                                                MFS VIT RESEARCH       TOTAL RETURN        MFS VIT UTILITIES       MFS VIT VALUE
                                                    DIVISION             DIVISION              DIVISION              DIVISION
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                807  $             7,196  $              2,227  $              3,693
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   714                2,843                   795                 1,807
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                    93                4,353                 1,432                 1,886
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                 7,326               10,015                 3,906                 7,471
      Realized gains (losses) on sale of
        investments.........................                 7,912               11,240                 2,700                11,681
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                15,238               21,255                 6,606                19,152
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               (6,889)                2,402                 3,471                 1,127
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 8,349               23,657                10,077                20,279
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              8,442  $            28,010  $             11,509  $             22,165
                                              ====================  ===================  ====================  ====================

                                                  MFS VIT II            MFS VIT II            MFS VIT II         MIST CLEARBRIDGE
                                                  HIGH YIELD           MONEY MARKET        STRATEGIC INCOME      AGGRESSIVE GROWTH
                                                   DIVISION              DIVISION              DIVISION            DIVISION (a)
                                              -------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $               187  $                 --  $                 31  $                --
                                              -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                   24                   428                     6                   --
                                              -------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                  163                 (428)                    25                   --
                                              -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                    --                    --                   --
      Realized gains (losses) on sale of
        investments.........................                   51                    --                    17               10,136
                                              -------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......                   51                    --                    17               10,136
                                              -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                (149)                    --                  (20)              181,582
                                              -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 (98)                    --                   (3)              191,718
                                              -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $                65  $              (428)  $                 22  $           191,718
                                              ===================  ====================  ====================  ===================

                                               MIST LORD ABBETT      MIST MFS EMERGING
                                                BOND DEBENTURE        MARKETS EQUITY
                                                   DIVISION              DIVISION
                                              -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            50,115  $             32,428
                                              -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  881                22,959
                                              -------------------  --------------------
           Net investment income (loss).....               49,234                 9,469
                                              -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               23,362                    --
      Realized gains (losses) on sale of
        investments.........................                2,804                23,240
                                              -------------------  --------------------
           Net realized gains (losses)......               26,166                23,240
                                              -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (33,775)             (240,670)
                                              -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (7,609)             (217,430)
                                              -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            41,625  $          (207,961)
                                              ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                               MIST OPPENHEIMER      MIST WMC LARGE        MORGAN STANLEY       MORGAN STANLEY
                                                 GLOBAL EQUITY        CAP RESEARCH         EUROPEAN EQUITY        INCOME PLUS
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             11,562  $             8,645  $            12,591  $              6,080
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                 1,078                  869                  634                   175
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                10,484                7,776               11,957                 5,905
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                33,601                   --                   --                    --
      Realized gains (losses) on sale of
        investments........................                15,116               27,875               10,379                 1,338
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....                48,717               27,875               10,379                 1,338
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              (35,290)               95,519             (69,690)                 3,179
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                13,427              123,394             (59,311)                 4,517
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             23,911  $           131,170  $          (47,354)  $             10,422
                                             ====================  ===================  ===================  ====================

                                                MORGAN STANLEY       MORGAN STANLEY         MSF BARCLAYS          MSF BLACKROCK
                                                 MONEY MARKET       MULTI CAP GROWTH    AGGREGATE BOND INDEX  CAPITAL APPRECIATION
                                                   DIVISION             DIVISION              DIVISION              DIVISION
                                             --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $                 33  $                --  $             28,110   $             1,147
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                   413                1,777                   961                 1,767
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....                 (380)              (1,777)                27,149                 (620)
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --              170,712                    --                    --
      Realized gains (losses) on sale of
        investments........................                    --              118,650               (2,646)                73,577
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....                    --              289,362               (2,646)                73,577
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                    --            (212,717)                29,759                89,012
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                    --               76,645                27,113               162,589
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $              (380)  $            74,868  $             54,262   $           161,969
                                             ====================  ===================  ====================  ====================

                                                 MSF BLACKROCK        MSF BLACKROCK
                                                LARGE CAP VALUE       MONEY MARKET
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            16,220  $                 --
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                1,183                 3,532
                                             -------------------  --------------------
           Net investment income (loss)....               15,037               (3,532)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              295,553                    --
      Realized gains (losses) on sale of
        investments........................                3,254                    --
                                             -------------------  --------------------
           Net realized gains (losses).....              298,807                    --
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................            (188,498)                    --
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              110,309                    --
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           125,346  $            (3,532)
                                             ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                MSF METLIFE MID        MSF METLIFE             MSF MFS
                                                CAP STOCK INDEX        STOCK INDEX          TOTAL RETURN         MSF MFS VALUE
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             20,942  $            21,887  $             32,707  $            11,606
                                             --------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges............................                 1,918                1,206                 1,350                  643
                                             --------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                19,024               20,681                31,357               10,963
                                             --------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                94,878               32,119                    --               32,382
      Realized gains (losses) on sale of
        investments........................                50,483               60,607                17,496               22,332
                                             --------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....               145,361               92,726                17,496               54,714
                                             --------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................                27,991               61,836                67,579               14,574
                                             --------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               173,352              154,562                85,075               69,288
                                             --------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            192,376  $           175,243  $            116,432  $            80,251
                                             ====================  ===================  ====================  ===================

                                                  MSF MSCI             MSF RUSSELL           PUTNAM VT             PUTNAM VT
                                                 EAFE INDEX            2000 INDEX       DIVERSIFIED INCOME       EQUITY INCOME
                                                  DIVISION              DIVISION             DIVISION              DIVISION
                                             -------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            19,519  $            264,883  $            15,055  $            126,860
                                             -------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                  743               171,260                1,401                50,910
                                             -------------------  --------------------  -------------------  --------------------
           Net investment income (loss)....               18,776                93,623               13,654                75,950
                                             -------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --               513,284                   --                    --
      Realized gains (losses) on sale of
        investments........................               15,521               851,657                (344)               344,264
                                             -------------------  --------------------  -------------------  --------------------
           Net realized gains (losses).....               15,521             1,364,941                (344)               344,264
                                             -------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (86,673)             (486,967)             (13,458)               369,367
                                             -------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             (71,152)               877,974             (13,802)               713,631
                                             -------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (52,376)  $            971,597  $             (148)  $            789,581
                                             ===================  ====================  ===================  ====================

                                               PUTNAM VT GLOBAL         PUTNAM VT
                                               ASSET ALLOCATION       GLOBAL EQUITY
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             9,670  $              1,923
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges............................                2,810                 2,382
                                             -------------------  --------------------
           Net investment income (loss)....                6,860                 (459)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               14,677                    --
      Realized gains (losses) on sale of
        investments........................               16,355                 8,175
                                             -------------------  --------------------
           Net realized gains (losses).....               31,032                 8,175
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................              (5,772)               (4,501)
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               25,260                 3,674
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            32,120  $              3,215
                                             ===================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                    PUTNAM VT           PUTNAM VT             PUTNAM VT
                                                GLOBAL UTILITIES    GROWTH AND INCOME        HIGH YIELD         PUTNAM VT INCOME
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $               525  $             4,589  $            512,600  $            604,366
                                              -------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                  134                2,247                62,465                72,517
                                              -------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                  391                2,342               450,135               531,849
                                              -------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                1,132                   --                    --                    --
      Realized gains (losses) on sale of
        investments.........................                  154               13,785                43,187                30,107
                                              -------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                1,286               13,785                43,187                30,107
                                              -------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                  627               12,948             (400,789)              (11,569)
                                              -------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                1,913               26,733             (357,602)                18,538
                                              -------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             2,304  $            29,075  $             92,533  $            550,387
                                              ===================  ===================  ====================  ====================

                                                    PUTNAM VT             PUTNAM VT            PUTNAM VT
                                              INTERNATIONAL EQUITY  INTERNATIONAL GROWTH  INTERNATIONAL VALUE   PUTNAM VT INVESTORS
                                                    DIVISION              DIVISION             DIVISION              DIVISION
                                              --------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $              3,368  $                288  $             1,019  $                412
                                              --------------------  --------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 2,067                   711                  508                   217
                                              --------------------  --------------------  -------------------  --------------------
           Net investment income (loss).....                 1,301                 (423)                  511                   195
                                              --------------------  --------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                   --                    --
      Realized gains (losses) on sale of
        investments.........................                 7,813                 3,833                  233                   974
                                              --------------------  --------------------  -------------------  --------------------
           Net realized gains (losses)......                 7,813                 3,833                  233                   974
                                              --------------------  --------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (28,893)              (10,036)              (7,713)                 2,485
                                              --------------------  --------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (21,080)               (6,203)              (7,480)                 3,459
                                              --------------------  --------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (19,779)  $            (6,626)  $           (6,969)  $              3,654
                                              ====================  ====================  ===================  ====================

                                                    PUTNAM VT             PUTNAM VT
                                                  MONEY MARKET        MULTI-CAP GROWTH
                                                    DIVISION              DIVISION
                                              --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $                 15  $            50,403
                                              --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 1,111               74,185
                                              --------------------  -------------------
           Net investment income (loss).....               (1,096)             (23,782)
                                              --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                   --
      Realized gains (losses) on sale of
        investments.........................                    --              485,180
                                              --------------------  -------------------
           Net realized gains (losses)......                    --              485,180
                                              --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................                    --              759,766
                                              --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                    --            1,244,946
                                              --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            (1,096)  $         1,221,164
                                              ====================  ===================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                       T. ROWE PRICE ES      T. ROWE PRICE ES
                                                 PUTNAM VT VOYAGER       EQUITY INCOME        MID-CAP GROWTH
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             82,636  $              1,102  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                64,821                   477                 1,882
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                17,815                   625               (1,882)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               161,849                    --                28,908
      Realized gains (losses) on sale of
         investments.........................               487,440                 4,834                 5,838
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               649,289                 4,834                34,746
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                96,340               (1,467)               (3,404)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               745,629                 3,367                31,342
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            763,444  $              3,992  $             29,460
                                               ====================  ====================  ====================

                                                                       T. ROWE PRICE ES
                                                 T. ROWE PRICE ES      PERSONAL STRATEGY     T. ROWE PRICE FIS
                                                NEW AMERICA GROWTH         BALANCED          LIMITED-TERM BOND
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $            413,302  $             96,410
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                81,043               188,453                57,864
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......              (81,043)               224,849                38,546
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             1,589,010             1,689,637                    --
      Realized gains (losses) on sale of
         investments.........................               325,251               518,236              (14,502)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             1,914,261             2,207,873              (14,502)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (938,568)           (1,352,964)              (33,242)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               975,693               854,909              (47,744)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            894,650  $          1,079,758  $            (9,198)
                                               ====================  ====================  ====================


                                                    UIF GLOBAL        UIF GLOBAL TACTICAL
                                                  INFRASTRUCTURE       ASSET ALLOCATION
                                                     DIVISION              DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              4,430  $              1,915
                                               --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                   219                   237
                                               --------------------  --------------------
           Net investment income (loss)......                 4,211                 1,678
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                25,753                19,371
      Realized gains (losses) on sale of
         investments.........................                 1,187                 4,246
                                               --------------------  --------------------
           Net realized gains (losses).......                26,940                23,617
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               (4,637)              (20,235)
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                22,303                 3,382
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             26,514  $              5,060
                                               ====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                          AMERICAN FUNDS U.S. GOVERNMENT/
                                        AMERICAN FUNDS NEW WORLD               AAA-RATED SECURITIES
                                                DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         27,777  $         18,196  $          11,022  $          1,723
   Net realized gains (losses)....           239,303            52,989            (5,757)            10,234
   Change in unrealized gains
     (losses) on investments......         (458,408)           135,161             39,442          (40,624)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         (191,328)           206,346             44,707          (28,667)
                                    ----------------  ----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,823,420         1,634,673          1,091,650         1,003,635
   Net transfers (including
     fixed account)...............          (55,222)          (26,876)           (10,666)          (23,826)
   Policy charges.................       (1,344,887)       (1,116,184)          (893,330)         (791,549)
   Transfers for policy benefits
     and terminations.............         (130,711)         (324,801)          (159,893)         (180,600)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           292,600           166,812             27,761             7,660
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............           101,272           373,158             72,468          (21,007)
NET ASSETS:
   Beginning of year..............         2,157,342         1,784,184            847,553           868,560
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $      2,258,614  $      2,157,342  $         920,021  $        847,553
                                    ================  ================  =================  ================


                                             DEUTSCHE I BOND                 DEUTSCHE I CAPITAL GROWTH
                                                DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          6,408  $          6,606  $        (1,466)  $           6,324
   Net realized gains (losses)....           (2,625)           (3,757)           123,349             92,656
   Change in unrealized gains
     (losses) on investments......             8,991          (11,701)            12,404            208,125
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            12,774           (8,852)           134,287            307,105
                                    ----------------  ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            51,935            56,551           165,910            172,515
   Net transfers (including
     fixed account)...............            16,132          (13,976)            40,553             12,722
   Policy charges.................          (36,499)          (41,981)         (159,205)          (153,527)
   Transfers for policy benefits
     and terminations.............          (22,425)          (20,155)          (45,988)          (239,593)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             9,143          (19,561)             1,270          (207,883)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............            21,917          (28,413)           135,557             99,222
NET ASSETS:
   Beginning of year..............           222,357           250,770         1,126,883          1,027,661
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $        244,274  $        222,357  $      1,262,440  $       1,126,883
                                    ================  ================  ================  =================


                                        DEUTSCHE I CORE EQUITY VIP          DEUTSCHE I GLOBAL SMALL CAP
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014               2013             2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,431  $          4,300  $            789  $          (786)
   Net realized gains (losses)....            39,240            28,392            86,413            46,002
   Change in unrealized gains
     (losses) on investments......            39,210           165,717         (120,756)           132,866
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            80,881           198,409          (33,554)           178,082
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           117,441           106,189            41,450            55,035
   Net transfers (including
     fixed account)...............            42,806             (684)          (27,994)                --
   Policy charges.................          (97,240)          (90,260)          (33,810)          (31,450)
   Transfers for policy benefits
     and terminations.............          (46,314)          (61,088)          (20,208)          (10,553)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            16,693          (45,843)          (40,562)            13,032
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            97,574           152,566          (74,116)           191,114
NET ASSETS:
   Beginning of year..............           725,544           572,978           693,238           502,124
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        823,118  $        725,544  $        619,122  $        693,238
                                    ================  ================  ================  ================


                                         DEUTSCHE I INTERNATIONAL
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        105,880  $        459,230
   Net realized gains (losses)....          (34,129)         (138,499)
   Change in unrealized gains
     (losses) on investments......       (1,450,706)         1,510,488
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       (1,378,955)         1,831,219
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,537,631         2,693,098
   Net transfers (including
     fixed account)...............         (264,325)         (149,156)
   Policy charges.................       (1,681,559)       (1,720,147)
   Transfers for policy benefits
     and terminations.............         (842,336)         (866,488)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (250,589)          (42,693)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............       (1,629,544)         1,788,526
NET ASSETS:
   Beginning of year..............        11,326,184         9,537,658
                                    ----------------  ----------------
   End of year....................  $      9,696,640  $     11,326,184
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                DEUTSCHE II
                                         GLOBAL INCOME BUILDER VIP           DEUTSCHE II MONEY MARKET
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         14,451  $          7,448  $      (142,703)  $      (146,501)
   Net realized gains (losses)....            76,063            20,441                --                --
   Change in unrealized gains
     (losses) on investments......          (71,833)            56,340                --                --
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            18,681            84,229         (142,703)         (146,501)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           103,137           105,454        53,034,745        54,587,932
   Net transfers (including
     fixed account)...............                --             7,044           688,328         (993,856)
   Policy charges.................          (98,923)          (97,582)      (50,917,571)      (52,038,814)
   Transfers for policy benefits
     and terminations.............          (21,867)          (60,499)       (2,678,301)       (2,094,282)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (17,653)          (45,583)           127,201         (539,020)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             1,028            38,646          (15,502)         (685,521)
NET ASSETS:
   Beginning of year..............           609,361           570,715        19,815,420        20,500,941
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        610,389  $        609,361  $     19,799,918  $     19,815,420
                                    ================  ================  ================  ================


                                     DEUTSCHE II SMALL MID CAP GROWTH         FIDELITY VIP ASSET MANAGER
                                                 DIVISION                              DIVISION
                                    -----------------------------------  -----------------------------------
                                          2014              2013               2014               2013
                                    ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (2,654)  $         (1,936)  $             328  $            273
   Net realized gains (losses)....            36,228              7,436              3,623             2,017
   Change in unrealized gains
     (losses) on investments......          (16,926)             99,644            (2,259)             1,825
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            16,648            105,144              1,692             4,115
                                    ----------------  -----------------  -----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            32,072             35,091             75,972            67,213
   Net transfers (including
     fixed account)...............          (46,439)              3,094                 22                --
   Policy charges.................          (18,383)           (16,375)           (71,916)          (63,972)
   Transfers for policy benefits
     and terminations.............          (30,812)            (8,598)                 --               (4)
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (63,562)             13,212              4,078             3,237
                                    ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............          (46,914)            118,356              5,770             7,352
NET ASSETS:
   Beginning of year..............           361,878            243,522             34,752            27,400
                                    ----------------  -----------------  -----------------  ----------------
   End of year....................  $        314,964  $         361,878  $          40,522  $         34,752
                                    ================  =================  =================  ================

                                               FIDELITY VIP
                                           ASSET MANAGER: GROWTH              FIDELITY VIP CONTRAFUND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            628  $            386  $        108,374  $         153,492
   Net realized gains (losses)....             9,432             6,666         2,792,015            843,752
   Change in unrealized gains
     (losses) on investments......           (2,524)            19,748         2,458,766         10,555,603
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             7,536            26,800         5,359,155         11,552,847
                                    ----------------  ----------------  ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            76,422            65,428         8,693,156          8,598,211
   Net transfers (including
     fixed account)...............             3,976                --         (550,106)             14,435
   Policy charges.................          (70,359)          (63,364)       (6,170,992)        (5,901,022)
   Transfers for policy benefits
     and terminations.............                --           (4,267)       (4,498,973)        (3,166,294)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            10,039           (2,203)       (2,526,915)          (454,670)
                                    ----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............            17,575            24,597         2,832,240         11,098,177
NET ASSETS:
   Beginning of year..............           150,072           125,475        49,678,049         38,579,872
                                    ----------------  ----------------  ----------------  -----------------
   End of year....................  $        167,647  $        150,072  $     52,510,289  $      49,678,049
                                    ================  ================  ================  =================


                                        FIDELITY VIP EQUITY-INCOME
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        563,760   $        432,593
   Net realized gains (losses)....           881,059          2,015,859
   Change in unrealized gains
     (losses) on investments......           606,198          3,393,951
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         2,051,017          5,842,403
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         5,374,655          5,492,749
   Net transfers (including
     fixed account)...............         (145,820)          (249,942)
   Policy charges.................       (4,180,800)        (4,117,354)
   Transfers for policy benefits
     and terminations.............       (2,514,737)        (2,315,259)
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..       (1,466,702)        (1,189,806)
                                    ----------------   ----------------
     Net increase (decrease)
        in net assets.............           584,315          4,652,597
NET ASSETS:
   Beginning of year..............        26,657,836         22,005,239
                                    ----------------   ----------------
   End of year....................  $     27,242,151   $     26,657,836
                                    ================   ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                         FIDELITY VIP FREEDOM 2010             FIDELITY VIP FREEDOM 2020
                                                 DIVISION                              DIVISION
                                    ------------------------------------  ----------------------------------
                                          2014               2013               2014              2013
                                    -----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          12,770  $          18,515  $         51,637  $         50,271
   Net realized gains (losses)....             99,599             46,067           248,193           171,723
   Change in unrealized gains
      (losses) on investments.....           (41,840)            127,238          (91,930)           346,941
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             70,529            191,820           207,900           568,935
                                    -----------------  -----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            452,424            488,682         3,040,276         2,534,365
   Net transfers (including
      fixed account)..............          (326,558)            240,680            41,596           258,742
   Policy charges.................          (288,704)          (301,070)       (2,136,002)       (1,858,283)
   Transfers for policy benefits
      and terminations............          (155,098)          (129,833)         (526,099)         (473,381)
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (317,936)            298,459           419,771           461,443
                                    -----------------  -----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............          (247,407)            490,279           627,671         1,030,378
NET ASSETS:
   Beginning of year..............          1,904,242          1,413,963         4,723,187         3,692,809
                                    -----------------  -----------------  ----------------  ----------------
   End of year....................  $       1,656,835  $       1,904,242  $      5,350,858  $      4,723,187
                                    =================  =================  ================  ================

                                         FIDELITY VIP FREEDOM 2030            FIDELITY VIP FREEDOM 2040
                                                 DIVISION                             DIVISION
                                    ----------------------------------  -----------------------------------
                                          2014              2013              2014               2013
                                    ----------------  ----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         53,022  $         52,830  $         14,936   $         12,182
   Net realized gains (losses)....           308,751           337,193            58,415             25,644
   Change in unrealized gains
      (losses) on investments.....         (108,101)           570,868          (11,532)            173,601
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           253,672           960,891            61,819            211,427
                                    ----------------  ----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         3,056,445         2,803,333         1,265,804            915,954
   Net transfers (including
      fixed account)..............            53,270         (165,641)            40,655            169,903
   Policy charges.................       (2,109,490)       (1,685,284)         (725,869)          (484,260)
   Transfers for policy benefits
      and terminations............         (619,016)         (581,892)         (183,248)          (124,631)
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           381,209           370,516           397,342            476,966
                                    ----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............           634,881         1,331,407           459,161            688,393
NET ASSETS:
   Beginning of year..............         5,646,393         4,314,986         1,354,559            666,166
                                    ----------------  ----------------  ----------------   ----------------
   End of year....................  $      6,281,274  $      5,646,393  $      1,813,720   $      1,354,559
                                    ================  ================  ================   ================

                                          FIDELITY VIP FREEDOM 2050                FIDELITY VIP GROWTH
                                                  DIVISION                              DIVISION
                                    ------------------------------------  -----------------------------------
                                           2014               2013              2014               2013
                                    -----------------  -----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           7,307  $           3,156  $      (155,354)   $      (103,691)
   Net realized gains (losses)....             23,115             13,702         1,581,153            940,311
   Change in unrealized gains
      (losses) on investments.....            (5,261)             67,686         1,313,388          6,116,071
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             25,161             84,544         2,739,187          6,952,691
                                    -----------------  -----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            805,380            403,695         6,476,653          6,578,473
   Net transfers (including
      fixed account)..............             29,729             18,681             1,068          (148,632)
   Policy charges.................          (407,942)          (249,845)       (5,314,845)        (5,118,563)
   Transfers for policy benefits
      and terminations............           (71,457)           (86,082)       (2,304,712)        (1,533,028)
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            355,710             86,449       (1,141,836)          (221,750)
                                    -----------------  -----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............            380,871            170,993         1,597,351          6,730,941
NET ASSETS:
   Beginning of year..............            466,922            295,929        26,640,728         19,909,787
                                    -----------------  -----------------  ----------------   ----------------
   End of year....................  $         847,793  $         466,922  $     28,238,079   $     26,640,728
                                    =================  =================  ================   ================

                                         FIDELITY VIP HIGH INCOME
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         29,014  $          20,576
   Net realized gains (losses)....             2,491              4,544
   Change in unrealized gains
      (losses) on investments.....          (34,043)            (5,701)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           (2,538)             19,419
                                    ----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           181,147            174,736
   Net transfers (including
      fixed account)..............           138,806           (28,792)
   Policy charges.................         (144,644)          (128,974)
   Transfers for policy benefits
      and terminations............          (13,772)           (29,244)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           161,537           (12,274)
                                    ----------------  -----------------
      Net increase (decrease)
        in net assets.............           158,999              7,145
NET ASSETS:
   Beginning of year..............           400,330            393,185
                                    ----------------  -----------------
   End of year....................  $        559,329  $         400,330
                                    ================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                                FIDELITY VIP INVESTMENT
                                          FIDELITY VIP INDEX 500                      GRADE BOND
                                                 DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                          2014               2013               2014                2013
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         497,638  $         560,499  $          16,329  $          16,135
   Net realized gains (losses)....          2,275,032          1,985,751              (750)             12,056
   Change in unrealized gains
      (losses) on investments.....          3,850,750         10,549,051             35,667           (52,608)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          6,623,420         13,095,301             51,246           (24,417)
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         10,849,261         10,841,756            583,399            572,328
   Net transfers (including
      fixed account)..............          (609,618)          (366,474)            (5,557)           (30,907)
   Policy charges.................        (8,616,694)        (8,316,112)          (482,085)          (468,172)
   Transfers for policy benefits
      and terminations............        (4,239,563)        (3,562,815)           (73,286)           (21,239)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..        (2,616,614)        (1,403,645)             22,471             52,010
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          4,006,806         11,691,656             73,717             27,593
NET ASSETS:
   Beginning of year..............         54,079,684         42,388,028            998,812            971,219
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $      58,086,490  $      54,079,684  $       1,072,529  $         998,812
                                    =================  =================  =================  =================


                                            FIDELITY VIP MID CAP               FIDELITY VIP MONEY MARKET
                                                  DIVISION                             DIVISION
                                    -----------------------------------  ------------------------------------
                                           2014              2013              2014                2013
                                    -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (33,478)  $       (12,547)  $         (8,824)  $         (9,217)
   Net realized gains (losses)....            289,424           952,804                 --                 --
   Change in unrealized gains
      (losses) on investments.....            126,688           782,099                 --                 --
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            382,634         1,722,356            (8,824)            (9,217)
                                    -----------------  ----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........          2,336,549         2,073,560          4,361,549          4,443,654
   Net transfers (including
      fixed account)..............            162,424            58,595             69,521           (30,561)
   Policy charges.................        (1,471,315)       (1,272,973)        (4,277,012)        (4,306,535)
   Transfers for policy benefits
      and terminations............          (618,992)         (687,852)          (210,998)          (114,014)
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            408,666           171,330           (56,940)            (7,456)
                                    -----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............            791,300         1,893,686           (65,764)           (16,673)
NET ASSETS:
   Beginning of year..............          6,636,957         4,743,271          1,390,790          1,407,463
                                    -----------------  ----------------  -----------------  -----------------
   End of year....................  $       7,428,257  $      6,636,957  $       1,325,026  $       1,390,790
                                    =================  ================  =================  =================


                                            FIDELITY VIP OVERSEAS               FIDELITY VIP REAL ESTATE
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                           2014               2013               2014               2013
                                    -----------------  -----------------  -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           3,119  $           3,182  $           8,729   $          8,360
   Net realized gains (losses)....             10,106              5,993             85,235             69,716
   Change in unrealized gains
      (losses) on investments.....           (60,873)            105,498            124,255           (71,481)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           (47,648)            114,673            218,219              6,595
                                    -----------------  -----------------  -----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........            183,720            180,071            221,913            226,913
   Net transfers (including
      fixed account)..............              1,966              3,890            (8,951)           (85,069)
   Policy charges.................          (133,646)          (131,506)          (183,166)          (179,913)
   Transfers for policy benefits
      and terminations............           (52,525)           (16,055)          (109,169)           (40,595)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..              (485)             36,400           (79,373)           (78,664)
                                    -----------------  -----------------  -----------------   ----------------
      Net increase (decrease)
        in net assets.............           (48,133)            151,073            138,846           (72,069)
NET ASSETS:
   Beginning of year..............            529,602            378,529            784,794            856,863
                                    -----------------  -----------------  -----------------   ----------------
   End of year....................  $         481,469  $         529,602  $         923,640   $        784,794
                                    =================  =================  =================   ================


                                            FIDELITY VIP VALUE
                                                 DIVISION
                                    -----------------------------------
                                          2014               2013
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,240   $          1,072
   Net realized gains (losses)....            20,432             31,557
   Change in unrealized gains
      (losses) on investments.....            10,462             34,081
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            33,134             66,710
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           104,251            101,376
   Net transfers (including
      fixed account)..............            13,064              6,668
   Policy charges.................          (78,239)           (75,403)
   Transfers for policy benefits
      and terminations............          (10,229)           (13,492)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..            28,847             19,149
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets.............            61,981             85,859
NET ASSETS:
   Beginning of year..............           291,055            205,196
                                    ----------------   ----------------
   End of year....................  $        353,036   $        291,055
                                    ================   ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                     INVESCO V.I. DIVERSIFIED DIVIDEND    INVESCO V.I. EQUITY AND INCOME
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         24,198  $         18,423  $          2,629  $          1,278
   Net realized gains (losses)....            85,245            94,444            14,146             7,636
   Change in unrealized gains
      (losses) on investments.....            71,847           232,280           (3,190)            15,416
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........           181,290           345,147            13,585            24,330
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           349,890           359,599            38,782            21,841
   Net transfers (including
      fixed account)..............           (5,642)             1,549                --           109,492
   Policy charges.................         (356,718)         (359,405)          (41,620)          (34,607)
   Transfers for policy benefits
      and terminations............          (28,550)          (80,665)          (13,541)          (46,895)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (41,020)          (78,922)          (16,379)            49,831
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............           140,270           266,225           (2,794)            74,161
NET ASSETS:
   Beginning of year..............         1,453,471         1,187,246           160,193            86,032
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      1,593,741  $      1,453,471  $        157,399  $        160,193
                                    ================  ================  ================  ================

                                      INVESCO V.I. GLOBAL CORE EQUITY          INVESCO V.I. HIGH YIELD
                                                 DIVISION                             DIVISION
                                    ----------------------------------  ------------------------------------
                                          2014              2013              2014              2013 (a)
                                    ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          8,313  $          4,389  $           3,686  $           3,318
   Net realized gains (losses)....            24,543            21,694               (59)              (475)
   Change in unrealized gains
      (losses) on investments.....          (28,968)            70,086            (2,330)            (1,452)
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             3,888            96,169              1,297              1,391
                                    ----------------  ----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........           194,870           225,011             39,369             23,421
   Net transfers (including
      fixed account)..............                --          (62,843)              1,867             72,546
   Policy charges.................         (187,374)         (203,538)           (37,419)           (21,320)
   Transfers for policy benefits
      and terminations............          (54,424)         (115,010)                 --              (147)
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (46,928)         (156,380)              3,817             74,500
                                    ----------------  ----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          (43,040)          (60,211)              5,114             75,891
NET ASSETS:
   Beginning of year..............           475,504           535,715             75,891                 --
                                    ----------------  ----------------  -----------------  -----------------
   End of year....................  $        432,464  $        475,504  $          81,005  $          75,891
                                    ================  ================  =================  =================

                                             MFS VIT CORE EQUITY                  MFS VIT GLOBAL EQUITY
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                          2014               2013               2014               2013
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $              28  $             165  $         (2,491)  $          12,394
   Net realized gains (losses)....              5,832              6,087            487,042            260,361
   Change in unrealized gains
      (losses) on investments.....                894             10,925          (184,695)          1,756,114
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              6,754             17,177            299,856          2,028,869
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........             30,973             28,643          2,432,623          2,242,298
   Net transfers (including
      fixed account)..............                 --                 --          (257,306)            205,322
   Policy charges.................           (29,459)           (27,368)        (1,663,948)        (1,512,304)
   Transfers for policy benefits
      and terminations............              (233)            (5,025)          (658,842)          (724,319)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..              1,281            (3,750)          (147,473)            210,997
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............              8,035             13,427            152,383          2,239,866
NET ASSETS:
   Beginning of year..............             65,672             52,245          9,711,600          7,471,734
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $          73,707  $          65,672  $       9,863,983  $       9,711,600
                                    =================  =================  =================  =================

                                               MFS VIT GROWTH
                                                  DIVISION
                                    ------------------------------------
                                          2014               2013
                                    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (93,339)  $        (64,076)
   Net realized gains (losses)....          1,770,690            724,757
   Change in unrealized gains
      (losses) on investments.....          (531,495)          3,166,380
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          1,145,856          3,827,061
                                    -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........          2,667,696          2,610,101
   Net transfers (including
      fixed account)..............           (39,760)              8,915
   Policy charges.................        (2,032,700)        (1,938,528)
   Transfers for policy benefits
      and terminations............        (1,142,355)        (1,098,136)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..          (547,119)          (417,648)
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets.............            598,737          3,409,413
NET ASSETS:
   Beginning of year..............         14,403,234         10,993,821
                                    -----------------  -----------------
   End of year....................  $      15,001,971  $      14,403,234
                                    =================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                     MFS VIT INVESTORS GROWTH STOCK        MFS VIT INVESTORS TRUST
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                          2014            2013             2014              2013
                                    ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (442)  $         (233)  $           178  $            253
   Net realized gains (losses)....           18,821           11,279           11,589             3,322
   Change in unrealized gains
     (losses) on investments......            1,973           34,158          (3,544)            16,527
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           20,352           45,204            8,223            20,102
                                    ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           20,114           19,057           24,863            23,670
   Net transfers (including
     fixed account)...............               --               27               --                --
   Policy charges.................         (25,874)         (23,756)         (25,587)          (23,122)
   Transfers for policy benefits
     and terminations.............             (16)               --          (1,874)           (1,221)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (5,776)          (4,672)          (2,598)             (673)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............           14,576           40,532            5,625            19,429
NET ASSETS:
   Beginning of year..............          198,016          157,484           85,216            65,787
                                    ---------------  ---------------  ---------------  ----------------
   End of year....................  $       212,592  $       198,016  $        90,841  $         85,216
                                    ===============  ===============  ===============  ================

                                         MFS VIT MID CAP GROWTH                MFS VIT NEW DISCOVERY
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (584)  $          (449)  $        (1,447)  $        (1,416)
   Net realized gains (losses)....            12,142             2,849            46,669            10,103
   Change in unrealized gains
     (losses) on investments......           (5,100)            16,173          (62,023)            54,001
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             6,458            18,573          (16,801)            62,688
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            25,388            23,774            40,002            38,379
   Net transfers (including
     fixed account)...............                --             1,025           (2,922)               (1)
   Policy charges.................          (18,504)          (16,810)          (41,880)          (40,515)
   Transfers for policy benefits
     and terminations.............             (444)             (742)             (332)           (6,771)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             6,440             7,247           (5,132)           (8,908)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            12,898            25,820          (21,933)            53,780
NET ASSETS:
   Beginning of year..............            73,024            47,204           211,883           158,103
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         85,922  $         73,024  $        189,950  $        211,883
                                    ================  ================  ================  ================

                                           MFS VIT RESEARCH BOND                MFS VIT RESEARCH
                                                 DIVISION                           DIVISION
                                    ---------------------------------  ----------------------------------
                                          2014             2013              2014              2013
                                    ---------------   ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           619   $           134  $             93  $          (335)
   Net realized gains (losses)....              591               771            15,238             9,262
   Change in unrealized gains
     (losses) on investments......              236           (1,475)           (6,889)            12,658
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            1,446             (570)             8,442            21,585
                                    ---------------   ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            9,426             8,689            52,388            57,082
   Net transfers (including
     fixed account)...............               --             (628)                --                --
   Policy charges.................         (11,677)          (10,396)          (50,418)          (54,949)
   Transfers for policy benefits
     and terminations.............            (376)              (62)           (4,598)             (515)
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (2,627)           (2,397)           (2,628)             1,618
                                    ---------------   ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          (1,181)           (2,967)             5,814            23,203
NET ASSETS:
   Beginning of year..............           29,469            32,436            94,226            71,023
                                    ---------------   ---------------  ----------------  ----------------
   End of year....................  $        28,288   $        29,469  $        100,040  $         94,226
                                    ===============   ===============  ================  ================

                                          MFS VIT TOTAL RETURN
                                                DIVISION
                                    ---------------------------------
                                          2014             2013
                                    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,353   $         3,571
   Net realized gains (losses)....           21,255             6,876
   Change in unrealized gains
     (losses) on investments......            2,402            47,152
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           28,010            57,599
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           68,272            60,446
   Net transfers (including
     fixed account)...............               --                --
   Policy charges.................         (76,658)          (68,097)
   Transfers for policy benefits
     and terminations.............            (404)             (688)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (8,790)           (8,339)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............           19,220            49,260
NET ASSETS:
   Beginning of year..............          372,775           323,515
                                    ---------------   ---------------
   End of year....................  $       391,995   $       372,775
                                    ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013





                                            MFS VIT UTILITIES                    MFS VIT VALUE
                                                DIVISION                           DIVISION
                                    ---------------------------------  ----------------------------------
                                         2014             2013               2014              2013
                                    ---------------  ---------------   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,432  $         1,575   $          1,886  $            967
   Net realized gains (losses)....            6,606            3,403             19,152             8,130
   Change in unrealized gains
     (losses) on investments......            3,471           12,376              1,127            56,598
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           11,509           17,354             22,165            65,695
                                    ---------------  ---------------   ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           13,469           11,522             20,871            20,858
   Net transfers (including
     fixed account)...............               17              627                 --               (1)
   Policy charges.................         (11,812)         (10,723)           (26,631)          (23,897)
   Transfers for policy benefits
     and terminations.............          (6,307)          (5,157)           (11,220)           (5,010)
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (4,633)          (3,731)           (16,980)           (8,050)
                                    ---------------  ---------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............            6,876           13,623              5,185            57,645
NET ASSETS:
   Beginning of year..............          102,356           88,733            249,003           191,358
                                    ---------------  ---------------   ----------------  ----------------
   End of year....................  $       109,232  $       102,356   $        254,188  $        249,003
                                    ===============  ===============   ================  ================




                                           MFS VIT II HIGH YIELD              MFS VIT II MONEY MARKET
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ---------------------------------
                                          2014            2013 (b)            2014              2013
                                    ----------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            163  $             80  $         (428)   $         (432)
   Net realized gains (losses)....                51                 6               --                --
   Change in unrealized gains
     (losses) on investments......             (149)                49               --                --
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                65               135            (428)             (432)
                                    ----------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             7,862             2,331          122,539           115,879
   Net transfers (including
     fixed account)...............                --             2,639          (2,318)           (1,150)
   Policy charges.................           (7,240)           (2,166)        (119,459)         (116,085)
   Transfers for policy benefits
     and terminations.............             (347)               (6)            (387)               (2)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               275             2,798              375           (1,358)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............               340             2,933             (53)           (1,790)
NET ASSETS:
   Beginning of year..............             2,933                --           58,450            60,240
                                    ----------------  ----------------  ---------------   ---------------
   End of year....................  $          3,273  $          2,933  $        58,397   $        58,450
                                    ================  ================  ===============   ===============

                                                                              MIST
                                                                           CLEARBRIDGE
                                                                           AGGRESSIVE
                                        MFS VIT II STRATEGIC INCOME          GROWTH         MIST LORD ABBETT BOND DEBENTURE
                                                 DIVISION                   DIVISION                   DIVISION
                                    ----------------------------------  ----------------  ----------------------------------
                                          2014            2013 (b)          2014 (c)            2014              2013
                                    ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             25  $             24  $             --  $         49,234  $         38,727
   Net realized gains (losses)....                17               (7)            10,136            26,166            24,545
   Change in unrealized gains
     (losses) on investments......              (20)                 3           181,582          (33,775)          (10,342)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                22                20           191,718            41,625            52,930
                                    ----------------  ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             4,066             1,241           659,495           775,022           660,664
   Net transfers (including
     fixed account)...............                --               807         1,448,656             2,216          (20,543)
   Policy charges.................           (3,939)           (1,167)         (488,169)         (534,442)         (440,688)
   Transfers for policy benefits
     and terminations.............               (2)                --          (35,543)          (79,814)         (286,134)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               125               881         1,584,439           162,982          (86,701)
                                    ----------------  ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............               147               901         1,776,157           204,607          (33,771)
NET ASSETS:
   Beginning of year..............               901                --                --           799,667           833,438
                                    ----------------  ----------------  ----------------  ----------------  ----------------
   End of year....................  $          1,048  $            901  $      1,776,157  $      1,004,274  $        799,667
                                    ================  ================  ================  ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                            MIST MFS EMERGING                  MIST OPPENHEIMER
                                             MARKETS EQUITY                      GLOBAL EQUITY
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2014              2013             2014           2013 (a)
                                    ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         9,469  $         13,652  $        10,484  $       (5,479)
   Net realized gains (losses)....           23,240            54,158           48,717            7,835
   Change in unrealized gains
     (losses) on investments......        (240,670)         (208,168)         (35,290)          134,336
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        (207,961)         (140,358)           23,911          136,692
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,153,733         1,175,291          945,358          498,245
   Net transfers (including
     fixed account)...............        (131,874)           136,578           13,083          799,848
   Policy charges.................        (703,197)         (663,877)        (645,722)        (341,146)
   Transfers for policy benefits
     and terminations.............        (309,992)         (406,189)         (25,950)         (58,254)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..            8,670           241,803          286,769          898,693
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        (199,291)           101,445          310,680        1,035,385
NET ASSETS:
   Beginning of year..............        3,083,870         2,982,425        1,035,385               --
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $     2,884,579  $      3,083,870  $     1,346,065  $     1,035,385
                                    ===============  ================  ===============  ===============


                                       MIST WMC LARGE CAP RESEARCH      MORGAN STANLEY EUROPEAN EQUITY
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013             2014             2013
                                    ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          7,776  $         3,567  $        11,957   $         9,368
   Net realized gains (losses)....            27,875           23,437           10,379             3,537
   Change in unrealized gains
     (losses) on investments......            95,519          162,571         (69,690)            95,241
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           131,170          189,575         (47,354)           108,146
                                    ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           867,698          637,213           96,293           104,877
   Net transfers (including
     fixed account)...............            21,130          (3,035)            6,369            25,270
   Policy charges.................         (602,513)        (411,523)        (105,207)         (101,998)
   Transfers for policy benefits
     and terminations.............          (47,651)         (53,111)               --          (40,043)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           238,664          169,544          (2,545)          (11,894)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           369,834          359,119         (49,899)            96,252
NET ASSETS:
   Beginning of year..............           850,339          491,220          521,993           425,741
                                    ----------------  ---------------  ---------------   ---------------
   End of year....................  $      1,220,173  $       850,339  $       472,094   $       521,993
                                    ================  ===============  ===============   ===============


                                        MORGAN STANLEY INCOME PLUS         MORGAN STANLEY MONEY MARKET
                                                 DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014             2013              2014             2013
                                    ---------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         5,905   $         5,974  $          (380)  $       (3,250)
   Net realized gains (losses)....            1,338             2,703                --               --
   Change in unrealized gains
     (losses) on investments......            3,179           (8,725)                --               --
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           10,422              (48)             (380)          (3,250)
                                    ---------------   ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           26,457            24,388           523,108          550,393
   Net transfers (including
     fixed account)...............          (4,992)             1,336            15,000         (17,623)
   Policy charges.................         (30,764)          (30,712)         (521,472)        (552,584)
   Transfers for policy benefits
     and terminations.............               --           (7,583)          (21,726)         (33,077)
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (9,299)          (12,571)           (5,090)         (52,891)
                                    ---------------   ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............            1,123          (12,619)           (5,470)         (56,141)
NET ASSETS:
   Beginning of year..............          136,989           149,608           338,978          395,119
                                    ---------------   ---------------  ----------------  ---------------
   End of year....................  $       138,112   $       136,989  $        333,508  $       338,978
                                    ===============   ===============  ================  ===============

                                              MORGAN STANLEY
                                             MULTI CAP GROWTH
                                                 DIVISION
                                    ---------------------------------
                                          2014             2013
                                    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (1,777)  $       (5,608)
   Net realized gains (losses)....           289,362          118,964
   Change in unrealized gains
     (losses) on investments......         (212,717)          360,560
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            74,868          473,916
                                    ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           370,628          379,291
   Net transfers (including
     fixed account)...............             4,621          (9,901)
   Policy charges.................         (390,683)        (382,913)
   Transfers for policy benefits
     and terminations.............          (93,696)         (61,205)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (109,130)         (74,728)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets.............          (34,262)          399,188
NET ASSETS:
   Beginning of year..............         1,402,206        1,003,018
                                    ----------------  ---------------
   End of year....................  $      1,367,944  $     1,402,206
                                    ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                              MSF BARCLAYS                       MSF BLACKROCK
                                          AGGREGATE BOND INDEX               CAPITAL APPRECIATION
                                                DIVISION                           DIVISION
                                    --------------------------------  ----------------------------------
                                          2014            2013              2014              2013
                                    ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        27,149  $        20,076  $          (620)  $            511
   Net realized gains (losses)....          (2,646)            2,231            73,577            34,311
   Change in unrealized gains
     (losses) on investments......           29,759         (46,807)            89,012           356,100
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           54,262         (24,500)           161,969           390,922
                                    ---------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........          799,069          749,899         1,267,853           903,771
   Net transfers (including
     fixed account)...............            (519)         (74,961)            28,334          (35,235)
   Policy charges.................        (579,909)        (504,200)         (923,351)         (644,122)
   Transfers for policy benefits
     and terminations.............        (102,951)        (126,138)         (136,169)          (77,212)
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          115,690           44,600           236,667           147,202
                                    ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          169,952           20,100           398,636           538,124
NET ASSETS:
   Beginning of year..............          897,208          877,108         1,655,815         1,117,691
                                    ---------------  ---------------  ----------------  ----------------
   End of year....................  $     1,067,160  $       897,208  $      2,054,451  $      1,655,815
                                    ===============  ===============  ================  ================


                                      MSF BLACKROCK LARGE CAP VALUE        MSF BLACKROCK MONEY MARKET
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013             2014              2013
                                    ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         15,037  $         4,937  $        (3,532)  $      (22,853)
   Net realized gains (losses)....           298,807           74,153                --               --
   Change in unrealized gains
     (losses) on investments......         (188,498)          173,483                --               --
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           125,346          252,573           (3,532)         (22,853)
                                    ----------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,077,098          825,796        24,639,954       22,034,789
   Net transfers (including
     fixed account)...............          (22,490)           33,916          (28,558)         (35,973)
   Policy charges.................         (736,945)        (551,863)      (23,809,882)     (21,034,334)
   Transfers for policy benefits
     and terminations.............          (74,071)        (187,587)         (185,373)        (484,490)
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           243,592          120,262           616,141          479,992
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           368,938          372,835           612,609          457,139
NET ASSETS:
   Beginning of year..............         1,176,615          803,780         3,442,724        2,985,585
                                    ----------------  ---------------  ----------------  ---------------
   End of year....................  $      1,545,553  $     1,176,615  $      4,055,333  $     3,442,724
                                    ================  ===============  ================  ===============


                                     MSF METLIFE MID CAP STOCK INDEX         MSF METLIFE STOCK INDEX
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                         2014              2013              2014             2013
                                    ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,024  $          3,613  $        20,681   $         7,382
   Net realized gains (losses)....          145,361            71,217           92,726            39,534
   Change in unrealized gains
     (losses) on investments......           27,991           310,970           61,836           186,220
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          192,376           385,800          175,243           233,136
                                    ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,571,908         1,154,318        1,035,040           883,324
   Net transfers (including
     fixed account)...............            7,280           131,059          162,998           (2,400)
   Policy charges.................      (1,092,905)         (745,904)        (741,728)         (567,399)
   Transfers for policy benefits
     and terminations.............        (116,422)         (105,300)        (150,876)          (41,232)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          369,861           434,173          305,434           272,293
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............          562,237           819,973          480,677           505,429
NET ASSETS:
   Beginning of year..............        1,850,909         1,030,936        1,155,161           649,732
                                    ---------------  ----------------  ---------------   ---------------
   End of year....................  $     2,413,146  $      1,850,909  $     1,635,838   $     1,155,161
                                    ===============  ================  ===============   ===============


                                           MSF MFS TOTAL RETURN
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         31,357  $         15,362
   Net realized gains (losses)....            17,496            11,370
   Change in unrealized gains
     (losses) on investments......            67,579           142,580
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           116,432           169,312
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           581,536           730,001
   Net transfers (including
     fixed account)...............           (5,999)           (5,414)
   Policy charges.................         (418,098)         (328,576)
   Transfers for policy benefits
     and terminations.............          (30,446)          (45,015)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           126,993           350,996
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           243,425           520,308
NET ASSETS:
   Beginning of year..............         1,288,425           768,117
                                    ----------------  ----------------
   End of year....................  $      1,531,850  $      1,288,425
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                              MSF MFS VALUE                    MSF MSCI EAFE INDEX
                                                DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         10,963  $          3,893  $         18,776  $         13,433
   Net realized gains (losses)....            54,714            25,074            15,521            10,625
   Change in unrealized gains
     (losses) on investments......            14,574           107,997          (86,673)            94,543
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            80,251           136,964          (52,376)           118,601
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           591,358           363,460           549,681           403,483
   Net transfers (including
     fixed account)...............            30,681            56,401           (4,994)          (33,362)
   Policy charges.................         (356,166)         (220,179)         (370,305)         (272,602)
   Transfers for policy benefits
     and terminations.............          (76,185)          (28,007)         (108,739)          (21,231)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           189,688           171,675            65,643            76,288
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............           269,939           308,639            13,267           194,889
NET ASSETS:
   Beginning of year..............           646,851           338,212           723,370           528,481
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        916,790  $        646,851  $        736,637  $        723,370
                                    ================  ================  ================  ================

                                         MSF RUSSELL 2000 INDEX            PUTNAM VT DIVERSIFIED INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         93,623  $        152,657  $         13,654  $          4,666
   Net realized gains (losses)....         1,364,941           632,231             (344)             (312)
   Change in unrealized gains
     (losses) on investments......         (486,967)         5,496,266          (13,458)             8,107
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           971,597         6,281,154             (148)            12,461
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         5,728,216         5,314,886             8,239             7,535
   Net transfers (including
     fixed account)...............         (756,103)           495,523             1,352                --
   Policy charges.................       (4,098,936)       (3,717,218)           (6,077)           (6,457)
   Transfers for policy benefits
     and terminations.............       (1,411,222)       (1,687,672)           (2,208)           (4,718)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (538,045)           405,519             1,306           (3,640)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............           433,552         6,686,673             1,158             8,821
NET ASSETS:
   Beginning of year..............        23,271,460        16,584,787           182,098           173,277
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     23,705,012  $     23,271,460  $        183,256  $        182,098
                                    ================  ================  ================  ================

                                          PUTNAM VT EQUITY INCOME      PUTNAM VT GLOBAL ASSET ALLOCATION
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013            2014              2013
                                    ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         75,950  $        75,134  $         6,860   $         4,768
   Net realized gains (losses)....           344,264          286,233           31,032             5,556
   Change in unrealized gains
     (losses) on investments......           369,367        1,176,401          (5,772)            52,010
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           789,581        1,537,768           32,120            62,334
                                    ----------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         1,463,507        1,472,840           26,304            27,896
   Net transfers (including
     fixed account)...............           155,459          177,243              847               928
   Policy charges.................       (1,062,341)      (1,004,743)         (29,121)          (31,890)
   Transfers for policy benefits
     and terminations.............         (425,414)        (491,141)         (45,867)           (3,301)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..           131,211          154,199         (47,837)           (6,367)
                                    ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           920,792        1,691,967         (15,717)            55,967
NET ASSETS:
   Beginning of year..............         6,439,791        4,747,824          390,989           335,022
                                    ----------------  ---------------  ---------------   ---------------
   End of year....................  $      7,360,583  $     6,439,791  $       375,272   $       390,989
                                    ================  ===============  ===============   ===============

                                          PUTNAM VT GLOBAL EQUITY
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (459)  $          2,503
   Net realized gains (losses)....             8,175             5,509
   Change in unrealized gains
     (losses) on investments......           (4,501)            65,932
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             3,215            73,944
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            41,821            38,301
   Net transfers (including
     fixed account)...............             (219)             (289)
   Policy charges.................          (37,024)          (33,673)
   Transfers for policy benefits
     and terminations.............             (565)             (559)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..             4,013             3,780
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............             7,228            77,724
NET ASSETS:
   Beginning of year..............           313,818           236,094
                                    ----------------  ----------------
   End of year....................  $        321,046  $        313,818
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                       PUTNAM VT GLOBAL UTILITIES           PUTNAM VT GROWTH AND INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            391  $            286  $          2,342  $          3,018
   Net realized gains (losses)....             1,286               331            13,785            12,372
   Change in unrealized gains
     (losses) on investments......               627             1,237            12,948            61,936
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             2,304             1,854            29,075            77,326
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             5,194             5,238            73,183            70,936
   Net transfers (including
     fixed account)...............                --                --               697             1,931
   Policy charges.................           (4,437)           (4,805)          (64,339)          (60,474)
   Transfers for policy benefits
     and terminations.............             (119)             (569)           (2,338)          (38,149)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               638             (136)             7,203          (25,756)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             2,942             1,718            36,278            51,570
NET ASSETS:
   Beginning of year..............            16,244            14,526           287,025           235,455
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         19,186  $         16,244  $        323,303  $        287,025
                                    ================  ================  ================  ================

                                           PUTNAM VT HIGH YIELD                  PUTNAM VT INCOME
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        450,135  $        533,350  $        531,849  $        336,119
   Net realized gains (losses)....            43,187            68,276            30,107            34,014
   Change in unrealized gains
     (losses) on investments......         (400,789)          (20,989)          (11,569)         (235,121)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            92,533           580,637           550,387           135,012
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,227,259         2,282,831         1,961,470         2,177,757
   Net transfers (including
     fixed account)...............          (60,866)         (702,622)         (311,970)         (607,591)
   Policy charges.................       (1,543,294)       (1,499,141)       (1,477,467)       (1,469,734)
   Transfers for policy benefits
     and terminations.............         (636,046)         (831,274)         (614,059)       (1,040,010)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (12,947)         (750,206)         (442,026)         (939,578)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............            79,586         (169,569)           108,361         (804,566)
NET ASSETS:
   Beginning of year..............         8,165,022         8,334,591         9,553,964        10,358,530
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      8,244,608  $      8,165,022  $      9,662,325  $      9,553,964
                                    ================  ================  ================  ================

                                      PUTNAM VT INTERNATIONAL EQUITY      PUTNAM VT INTERNATIONAL GROWTH
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014               2013             2014              2013
                                    ----------------   ---------------  ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,301   $         2,127  $         (423)   $            634
   Net realized gains (losses)....             7,813               493            3,833              3,569
   Change in unrealized gains
     (losses) on investments......          (28,893)            58,725         (10,036)             14,253
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (19,779)            61,345          (6,626)             18,456
                                    ----------------   ---------------  ---------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........            49,175            50,114           17,596             17,649
   Net transfers (including
     fixed account)...............               377             2,206              364             17,369
   Policy charges.................          (41,919)          (40,364)         (17,381)           (17,494)
   Transfers for policy benefits
     and terminations.............          (32,907)           (4,099)          (8,168)           (12,973)
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..          (25,274)             7,857          (7,589)              4,551
                                    ----------------   ---------------  ---------------   ----------------
     Net increase (decrease)
        in net assets.............          (45,053)            69,202         (14,215)             23,007
NET ASSETS:
   Beginning of year..............           291,732           222,530          103,607             80,600
                                    ----------------   ---------------  ---------------   ----------------
   End of year....................  $        246,679   $       291,732  $        89,392   $        103,607
                                    ================   ===============  ===============   ================

                                       PUTNAM VT INTERNATIONAL VALUE
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            511  $          1,208
   Net realized gains (losses)....               233             (235)
   Change in unrealized gains
     (losses) on investments......           (7,713)            11,351
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           (6,969)            12,324
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             7,181             6,987
   Net transfers (including
     fixed account)...............               444             1,054
   Policy charges.................           (5,780)           (6,602)
   Transfers for policy benefits
     and terminations.............             (990)           (2,028)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               855             (589)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           (6,114)            11,735
NET ASSETS:
   Beginning of year..............            69,245            57,510
                                    ----------------  ----------------
   End of year....................  $         63,131  $         69,245
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013



                                           PUTNAM VT INVESTORS               PUTNAM VT MONEY MARKET
                                                DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2014              2013              2014              2013
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            195  $            192  $        (1,096)  $        (1,209)
   Net realized gains (losses)....               974               741                --                --
   Change in unrealized gains
     (losses) on investments......             2,485             5,490                --                --
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             3,654             6,423           (1,096)           (1,209)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........             4,504             4,639           220,751           203,856
   Net transfers (including
     fixed account)...............               183             2,271             7,154            15,787
   Policy charges.................           (3,640)           (3,628)         (220,464)         (212,565)
   Transfers for policy benefits
     and terminations.............             (138)                --                --          (21,975)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..               909             3,282             7,441          (14,897)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............             4,563             9,705             6,345          (16,106)
NET ASSETS:
   Beginning of year..............            27,790            18,085           156,826           172,932
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         32,353  $         27,790  $        163,171  $        156,826
                                    ================  ================  ================  ================


                                       PUTNAM VT MULTI-CAP GROWTH               PUTNAM VT VOYAGER
                                                DIVISION                            DIVISION
                                    ---------------------------------  ----------------------------------
                                          2014             2013              2014              2013
                                    ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (23,782)  $        (2,744)  $         17,815  $         18,306
   Net realized gains (losses)....          485,180           321,424           649,289           267,897
   Change in unrealized gains
     (losses) on investments......          759,766         2,159,221            96,340         2,289,547
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,221,164         2,477,901           763,444         2,575,750
                                    ---------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........        1,885,930         1,806,997         1,636,490         1,555,784
   Net transfers (including
     fixed account)...............          172,220           200,414            55,058            24,819
   Policy charges.................      (1,415,960)       (1,305,184)       (1,248,544)       (1,144,549)
   Transfers for policy benefits
     and terminations.............        (702,648)         (649,481)         (766,838)         (531,415)
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (60,458)            52,746         (323,834)          (95,361)
                                    ---------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............        1,160,706         2,530,647           439,610         2,480,389
NET ASSETS:
   Beginning of year..............        9,541,216         7,010,569         8,533,494         6,053,105
                                    ---------------  ----------------  ----------------  ----------------
   End of year....................  $    10,701,922  $      9,541,216  $      8,973,104  $      8,533,494
                                    ===============  ================  ================  ================


                                      T. ROWE PRICE ES EQUITY INCOME    T. ROWE PRICE ES MID-CAP GROWTH
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2014              2013            2014              2013
                                    ---------------   ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           625   $           476  $       (1,882)  $        (1,589)
   Net realized gains (losses)....            4,834             3,391           34,746            22,123
   Change in unrealized gains
     (losses) on investments......          (1,467)            11,517          (3,404)            43,263
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            3,992            15,384           29,460            63,797
                                    ---------------   ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........           10,854            15,107           36,649            23,022
   Net transfers (including
     fixed account)...............               --                 2          (4,395)           (1,034)
   Policy charges.................         (20,540)          (18,873)         (28,562)          (21,730)
   Transfers for policy benefits
     and terminations.............            (363)                --          (3,623)           (7,490)
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (10,049)           (3,764)               69           (7,232)
                                    ---------------   ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............          (6,057)            11,620           29,529            56,565
NET ASSETS:
   Beginning of year..............           66,879            55,259          240,288           183,723
                                    ---------------   ---------------  ---------------  ----------------
   End of year....................  $        60,822   $        66,879  $       269,817  $        240,288
                                    ===============   ===============  ===============  ================

                                             T. ROWE PRICE ES
                                            NEW AMERICA GROWTH
                                                 DIVISION
                                    ----------------------------------
                                          2014              2013
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (81,043)  $       (67,966)
   Net realized gains (losses)....         1,914,261         1,896,513
   Change in unrealized gains
     (losses) on investments......         (938,568)         1,060,520
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           894,650         2,889,067
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners...........         2,756,204         2,625,682
   Net transfers (including
     fixed account)...............            73,838         (101,621)
   Policy charges.................       (2,067,116)       (1,915,158)
   Transfers for policy benefits
     and terminations.............         (886,528)         (726,475)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from policy transactions..         (123,602)         (117,572)
                                    ----------------  ----------------
     Net increase (decrease)
        in net assets.............           771,048         2,771,495
NET ASSETS:
   Beginning of year..............        10,659,381         7,887,886
                                    ----------------  ----------------
   End of year....................  $     11,430,429  $     10,659,381
                                    ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                             T. ROWE PRICE ES                      T. ROWE PRICE FIS
                                        PERSONAL STRATEGY BALANCED                 LIMITED-TERM BOND
                                                 DIVISION                              DIVISION
                                    -----------------------------------  ------------------------------------
                                          2014               2013               2014               2013
                                    ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        224,849  $         178,345  $          38,546  $          63,289
   Net realized gains (losses)....         2,207,873          2,069,325           (14,502)           (16,449)
   Change in unrealized gains
      (losses) on investments.....       (1,352,964)          1,448,203           (33,242)           (96,541)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,079,758          3,695,873            (9,198)           (49,701)
                                    ----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........         5,082,558          5,321,336          2,878,977          2,956,947
   Net transfers (including
      fixed account)..............         (389,740)            103,377           (40,205)          (514,602)
   Policy charges.................       (3,920,135)        (3,866,766)        (2,231,220)        (2,206,242)
   Transfers for policy benefits
      and terminations............       (1,743,064)        (2,151,528)          (444,607)          (938,310)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..         (970,381)          (593,581)            162,945          (702,207)
                                    ----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............           109,377          3,102,292            153,747          (751,908)
NET ASSETS:
   Beginning of year..............        25,098,776         21,996,484          7,687,971          8,439,879
                                    ----------------  -----------------  -----------------  -----------------
   End of year....................  $     25,208,153  $      25,098,776  $       7,841,718  $       7,687,971
                                    ================  =================  =================  =================


                                          UIF GLOBAL INFRASTRUCTURE       UIF GLOBAL TACTICAL ASSET ALLOCATION
                                                  DIVISION                              DIVISION
                                    ------------------------------------  ------------------------------------
                                           2014               2013               2014             2013 (a)
                                    -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           4,211  $           3,972  $           1,678  $           (914)
   Net realized gains (losses)....             26,940             20,974             23,617              2,259
   Change in unrealized gains
      (losses) on investments.....            (4,637)              3,515           (20,235)             19,476
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             26,514             28,461              5,060             20,821
                                    -----------------  -----------------  -----------------  -----------------
POLICY TRANSACTIONS:
   Premium payments received
      from policy owners..........             42,266             54,420             88,349             53,014
   Net transfers (including
      fixed account)..............              (433)             24,617            (5,000)            233,780
   Policy charges.................           (44,869)           (53,225)           (82,818)           (55,372)
   Transfers for policy benefits
      and terminations............            (7,062)           (27,572)           (13,005)           (20,349)
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from policy transactions..           (10,098)            (1,760)           (12,474)            211,073
                                    -----------------  -----------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............             16,416             26,701            (7,414)            231,894
NET ASSETS:
   Beginning of year..............            177,583            150,882            231,894                 --
                                    -----------------  -----------------  -----------------  -----------------
   End of year....................  $         193,999  $         177,583  $         224,480  $         231,894
                                    =================  =================  =================  =================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT B
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             MFS Variable Insurance Trust II ("MFS VIT II")
   Insurance Funds) ("Invesco V.I.")                       Morgan Stanley Variable Investment Series ("Morgan
American Funds Insurance Series ("American Funds")           Stanley")
Deutsche Variable Series I ("Deutsche I")                  Putnam Variable Trust ("Putnam VT")
Deutsche Variable Series II ("Deutsche II")                T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
Fidelity Variable Insurance Products ("Fidelity VIP")      T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
Met Investors Series Trust ("MIST")*                         Price FIS")
Metropolitan Series Fund ("MSF")*                          The Universal Institutional Funds, Inc. ("UIF")
MFS Variable Insurance Trust ("MFS VIT")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions had net assets as of December 31, 2014:

American Funds New World Division                         Fidelity VIP Freedom 2020 Division
American Funds U.S. Government/AAA-Rated                  Fidelity VIP Freedom 2030 Division
   Securities Division                                    Fidelity VIP Freedom 2040 Division
Deutsche I Bond Division                                  Fidelity VIP Freedom 2050 Division
Deutsche I Capital Growth Division                        Fidelity VIP Growth Division
Deutsche I Core Equity Division                           Fidelity VIP High Income Division
Deutsche I Global Small Cap Division                      Fidelity VIP Index 500 Division
Deutsche I International Division                         Fidelity VIP Investment Grade Bond Division
Deutsche II Global Income Builder Division                Fidelity VIP Mid Cap Division
Deutsche II Money Market Division                         Fidelity VIP Money Market Division
Deutsche II Small Mid Cap Growth Division                 Fidelity VIP Overseas Division
Fidelity VIP Asset Manager Division                       Fidelity VIP Real Estate Division
Fidelity VIP Asset Manager: Growth Division               Fidelity VIP Value Division
Fidelity VIP Contrafund Division                          Invesco V.I. Diversified Dividend Division
Fidelity VIP Equity-Income Division                       Invesco V.I. Equity and Income Division
Fidelity VIP Freedom 2010 Division                        Invesco V.I. Global Core Equity Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF DIVISIONS -- (CONCLUDED)


Invesco V.I. High Yield Division                           MSF MetLife Mid Cap Stock Index Division
MFS VIT Core Equity Division                               MSF MetLife Stock Index Division
MFS VIT Global Equity Division                             MSF MFS Total Return Division
MFS VIT Growth Division                                    MSF MFS Value Division
MFS VIT Investors Growth Stock Division                    MSF MSCI EAFE Index Division
MFS VIT Investors Trust Division                           MSF Russell 2000 Index Division
MFS VIT Mid Cap Growth Division                            Putnam VT Diversified Income Division
MFS VIT New Discovery Division                             Putnam VT Equity Income Division
MFS VIT Research Bond Division                             Putnam VT Global Asset Allocation Division
MFS VIT Research Division                                  Putnam VT Global Equity Division
MFS VIT Total Return Division                              Putnam VT Global Utilities Division
MFS VIT Utilities Division                                 Putnam VT Growth and Income Division
MFS VIT Value Division                                     Putnam VT High Yield Division
MFS VIT II High Yield Division                             Putnam VT Income Division
MFS VIT II Money Market Division                           Putnam VT International Equity Division
MFS VIT II Strategic Income Division                       Putnam VT International Growth Division
MIST ClearBridge Aggressive Growth Division (a)            Putnam VT International Value Division
MIST Lord Abbett Bond Debenture Division                   Putnam VT Investors Division
MIST MFS Emerging Markets Equity Division                  Putnam VT Money Market Division
MIST Oppenheimer Global Equity Division                    Putnam VT Multi-Cap Growth Division
MIST WMC Large Cap Research Division                       Putnam VT Voyager Division
Morgan Stanley European Equity Division                    T. Rowe Price ES Equity Income Division
Morgan Stanley Income Plus Division                        T. Rowe Price ES Mid-Cap Growth Division
Morgan Stanley Money Market Division                       T. Rowe Price ES New America Growth Division
Morgan Stanley Multi Cap Growth Division                   T. Rowe Price ES Personal Strategy Balanced Division
MSF Barclays Aggregate Bond Index Division                 T. Rowe Price FIS Limited-Term Bond Division
MSF BlackRock Capital Appreciation Division                UIF Global Infrastructure Division
MSF BlackRock Large Cap Value Division                     UIF Global Tactical Asset Allocation Division
MSF BlackRock Money Market Division

(a) This Division began operations during the year ended December 31, 2014.

B. The following Divisions had no assets as of December 31, 2014:

American Funds Asset Allocation Division                 American Funds Growth-Income Division
American Funds Bond Division                             American Funds High-Income Division
American Funds Cash Management Division                  American Funds International Division
American Funds Global Growth Division                    Fidelity VIP Balanced Division
American Funds Global Small Capitalization Division      Fidelity VIP Growth & Income Division
American Funds Growth Division                           Fidelity VIP Growth Opportunities Division

3. PORTFOLIO CHANGES


The following Division ceased operations during the year ended December 31, 2014:

MIST ClearBridge Aggressive Growth II Division
Morgan Stanley Global Infrastructure Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2014:

NAME CHANGES:

Former Name                                             New Name

DWS Bond VIP                                            Deutsche Bond VIP
DWS Capital Growth VIP                                  Deutsche Capital Growth VIP
DWS Core Equity VIP                                     Deutsche Core Equity VIP
DWS Global Small Cap Growth VIP                         Deutsche Global Small Cap VIP
DWS International VIP                                   Deutsche International VIP
DWS Global Income Builder VIP                           Deutsche Global Income Builder VIP
DWS Money Market VIP                                    Deutsche Money Market VIP
DWS Small Mid Cap Growth VIP                            Deutsche Small Mid Cap Growth VIP
(MIST) BlackRock Large Cap Core Portfolio               (MIST) WMC Large Cap Research Portfolio

MERGER:

Former Portfolio                                        New Portfolio

(MIST) ClearBridge Aggressive Growth Portfolio II       (MIST) ClearBridge Aggressive Growth Portfolio

TRUST NAME CHANGES:

Former Name                                                New Name

DWS Variable Series I                                      Deutsche Variable Series I
DWS Variable Series II                                     Deutsche Variable Series II

REORGANIZATION:

Former Portfolio                                           New Portfolio

(Morgan Stanley) The Global Infrastructure Portfolio       (UIF) Global Infrastructure Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY VALUATION -- (CONCLUDED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2014:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. An administrative charge of up to $6.50 is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2014                DECEMBER 31, 2014
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                      SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  --------------   --------------    --------------   --------------
     American Funds New World Division..........................         109,009        2,487,071        1,039,065           498,588
     American Funds U.S. Government/AAA-Rated Securities
        Division................................................          74,195          928,176          401,124           362,343
     Deutsche I Bond Division...................................          43,086          251,456           71,282            55,724
     Deutsche I Capital Growth Division.........................          42,155          865,208          255,158           189,750
     Deutsche I Core Equity VIP Division........................          64,512          567,096          150,331           131,148
     Deutsche I Global Small Cap Division.......................          42,380          567,676          120,289            84,354
     Deutsche I International Division..........................       1,233,656       11,009,467        1,318,930         1,463,678
     Deutsche II Global Income Builder VIP Division.............          24,794          567,413          180,663           120,840
     Deutsche II Money Market Division..........................      19,799,652       19,799,652       13,394,833        13,410,507
     Deutsche II Small Mid Cap Growth Division..................          13,803          194,786           31,546            97,742
     Fidelity VIP Asset Manager Division........................           2,363           40,227           46,591            40,570
     Fidelity VIP Asset Manager: Growth Division................           8,755          136,020           51,318            40,517
     Fidelity VIP Contrafund Division...........................       1,405,596       36,670,647        4,613,824         6,007,352
     Fidelity VIP Equity-Income Division........................       1,122,505       23,846,416        3,314,212         3,841,086
     Fidelity VIP Freedom 2010 Division.........................         133,088        1,465,464          258,915           535,002
     Fidelity VIP Freedom 2020 Division.........................         418,964        4,824,093        1,797,773         1,238,230
     Fidelity VIP Freedom 2030 Division.........................         482,817        5,441,219        1,746,569         1,197,943
     Fidelity VIP Freedom 2040 Division.........................          97,202        1,623,063          686,756           248,821
     Fidelity VIP Freedom 2050 Division.........................          50,282          797,022          500,295           127,080
     Fidelity VIP Growth Division...............................         444,852       17,087,042        2,759,885         4,055,933
     Fidelity VIP High Income Division..........................         101,359          587,742          264,342            73,628
     Fidelity VIP Index 500 Division............................         279,117       39,184,620        5,388,388         7,453,492
     Fidelity VIP Investment Grade Bond Division................          83,860        1,077,519          342,561           303,335
     Fidelity VIP Mid Cap Division..............................         197,139        6,252,393        1,411,759           877,167
     Fidelity VIP Money Market Division.........................       1,325,009        1,325,009        2,049,047         2,114,799
     Fidelity VIP Overseas Division.............................          25,753          450,209           88,324            85,444
     Fidelity VIP Real Estate Division..........................          46,828          736,397          171,415           190,947
     Fidelity VIP Value Division................................          22,011          281,486           76,649            32,516
     Invesco V.I. Diversified Dividend Division.................          68,669        1,144,505          303,963           320,740
     Invesco V.I. Equity and Income Division....................           8,315          142,455           48,945            55,065
     Invesco V.I. Global Core Equity Division...................          48,378          401,772          174,176           212,780
     Invesco V.I. High Yield Division...........................          14,648           84,787           34,830            27,326
     MFS VIT Core Equity Division...............................           2,834           55,032           24,389            23,073
     MFS VIT Global Equity Division.............................         503,538        7,211,542        1,344,483         1,397,446
     MFS VIT Growth Division....................................         377,424        9,320,698        2,331,780         2,001,507
     MFS VIT Investors Growth Stock Division....................          13,255          147,438           29,715            24,616
     MFS VIT Investors Trust Division...........................           2,987           74,075           28,004            23,769
     MFS VIT Mid Cap Growth Division............................           9,809           70,633           30,037            15,500
     MFS VIT New Discovery Division.............................          11,640          185,438           71,295            38,442
     MFS VIT Research Bond Division.............................           2,096           25,883            4,520             6,526
     MFS VIT Research Division..................................           3,437           84,115           45,106            40,307
     MFS VIT Total Return Division..............................          16,126          324,325           68,947            63,349
     MFS VIT Utilities Division.................................           3,217           92,078           16,944            16,229
     MFS VIT Value Division.....................................          12,498          165,412           26,720            34,325
     MFS VIT II High Yield Division.............................             537            3,379            6,235             5,795
     MFS VIT II Money Market Division...........................          58,401           58,401           65,448            65,500
     MFS VIT II Strategic Income Division.......................             105            1,065            2,188             2,036
     MIST ClearBridge Aggressive Growth Division (a)............         111,218        1,594,573        1,739,638           155,200
     MIST Lord Abbett Bond Debenture Division...................          76,961        1,009,455          431,859           196,239
     MIST MFS Emerging Markets Equity Division..................         299,854        2,990,509          632,904           614,743
     MIST Oppenheimer Global Equity Division....................          66,179        1,247,036          495,586           164,715
     MIST WMC Large Cap Research Division.......................          84,209          921,170          367,971           121,511

(a)  For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2014               DECEMBER 31, 2014
                                                                  ------------------------------     -------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                      SHARES         COST ($)        PURCHASES ($)    FROM SALES ($)
                                                                  -------------    -------------     -------------    --------------
     Morgan Stanley European Equity Division...................          26,391          471,990           112,161           102,746
     Morgan Stanley Income Plus Division.......................          11,645          132,492            29,813            33,206
     Morgan Stanley Money Market Division......................         333,525          333,525           354,167           359,635
     Morgan Stanley Multi Cap Growth Division..................          24,406        1,088,125           495,295           435,454
     MSF Barclays Aggregate Bond Index Division................          95,114        1,064,308           338,919           196,080
     MSF BlackRock Capital Appreciation Division...............          49,877        1,544,211           575,423           339,348
     MSF BlackRock Large Cap Value Division....................         156,276        1,565,950           783,576           229,368
     MSF BlackRock Money Market Division.......................          40,553        4,055,345         5,130,022         4,517,430
     MSF MetLife Mid Cap Stock Index Division..................         127,032        2,011,389           803,067           319,546
     MSF MetLife Stock Index Division..........................          35,390        1,331,062           696,929           339,152
     MSF MFS Total Return Division.............................           8,869        1,267,091           271,408           113,041
     MSF MFS Value Division....................................          49,881          760,281           371,802           138,725
     MSF MSCI EAFE Index Division..............................          58,143          707,216           268,145           183,686
     MSF Russell 2000 Index Division...........................       1,178,783       16,352,236         2,958,595         2,889,410
     Putnam VT Diversified Income Division.....................          26,106          197,475            22,100             7,137
     Putnam VT Equity Income Division..........................         323,438        4,472,426         1,106,570           898,567
     Putnam VT Global Asset Allocation Division................          19,526          290,757            46,891            73,169
     Putnam VT Global Equity Division..........................          20,269          242,056            34,776            31,205
     Putnam VT Global Utilities Division.......................           1,395           17,855             5,203             3,040
     Putnam VT Growth and Income Division......................          12,317          240,998            66,489            56,920
     Putnam VT High Yield Division.............................       1,208,895        8,159,286         1,590,432         1,153,187
     Putnam VT Income Division.................................         804,535        9,486,264         1,714,886         1,624,918
     Putnam VT International Equity Division...................          18,479          233,186            44,034            67,998
     Putnam VT International Growth Division...................           4,753           76,616            11,609            19,618
     Putnam VT International Value Division....................           6,320           65,500             7,058             5,690
     Putnam VT Investors Division..............................           1,863           21,835             4,366             3,259
     Putnam VT Money Market Division...........................         163,189          163,189           167,963           161,616
     Putnam VT Multi-Cap Growth Division.......................         305,177        6,492,634         1,227,906         1,311,519
     Putnam VT Voyager Division................................         161,540        5,719,472         1,250,949         1,394,660
     T. Rowe Price ES Equity Income Division...................           2,026           45,633            10,704            20,122
     T. Rowe Price ES Mid-Cap Growth Division..................           9,679          233,425            57,882            30,767
     T. Rowe Price ES New America Growth Division..............         459,073       10,271,588         2,983,087         1,598,228
     T. Rowe Price ES Personal Strategy Balanced Division......       1,226,108       22,648,347         4,078,714         3,133,979
     T. Rowe Price FIS Limited-Term Bond Division..............       1,606,927        7,984,801         1,326,629         1,125,127
     UIF Global Infrastructure Division........................          20,843          189,082            65,865            45,989
     UIF Global Tactical Asset Allocation Division.............          21,837          225,242            87,125            78,548

(a)  For the period April 28, 2014 to December 31, 2014.

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                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                                                       AMERICAN FUNDS
                                                                      U.S. GOVERNMENT/
                                   AMERICAN FUNDS NEW WORLD         AAA-RATED SECURITIES               DEUTSCHE I BOND
                                           DIVISION                       DIVISION                        DIVISION
                                 -----------------------------  -----------------------------  ------------------------------
                                      2014            2013          2014            2013            2014            2013
                                 --------------  -------------  -------------  --------------  --------------  --------------

Units beginning of year........         118,550        108,660         75,890          74,972          16,277          17,668
Units issued and transferred
   from other funding options..         122,334        139,107        116,421         133,738           5,097           4,221
Units redeemed and transferred
   to other funding options....       (106,369)      (129,217)      (113,950)       (132,820)         (4,479)         (5,612)
                                 --------------  -------------  -------------  --------------  --------------  --------------
Units end of year..............         134,515        118,550         78,361          75,890          16,895          16,277
                                 ==============  =============  =============  ==============  ==============  ==============



                                                                                                       DEUTSCHE I GLOBAL
                                   DEUTSCHE I CAPITAL GROWTH      DEUTSCHE I CORE EQUITY VIP               SMALL CAP
                                           DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  -----------------------------  ------------------------------
                                      2014            2013            2014           2013            2014            2013
                                 --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year........          22,071          26,899          33,046         35,571          26,720          26,113
Units issued and transferred
   from other funding options..           4,251           4,504           7,282          5,838           1,783           2,524
Units redeemed and transferred
   to other funding options....         (4,270)         (9,332)         (6,549)        (8,363)         (3,425)         (1,917)
                                 --------------  --------------  --------------  -------------  --------------  --------------
Units end of year..............          22,052          22,071          33,779         33,046          25,078          26,720
                                 ==============  ==============  ==============  =============  ==============  ==============

                                                                    DEUTSCHE II GLOBAL INCOME
                                    DEUTSCHE I INTERNATIONAL               BUILDER VIP               DEUTSCHE II MONEY MARKET
                                            DIVISION                        DIVISION                         DIVISION
                                 -------------------------------  ------------------------------  ------------------------------
                                      2014             2013            2014            2013            2014            2013
                                 ---------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........          530,615         533,182          19,087          20,694      19,181,079      19,698,327
Units issued and transferred
   from other funding options..          134,772         178,923           3,355           3,945      61,186,893      70,299,879
Units redeemed and transferred
   to other funding options....        (146,640)       (181,490)         (3,889)         (5,552)    (61,059,544)    (70,817,127)
                                 ---------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............          518,747         530,615          18,553          19,087      19,308,428      19,181,079
                                 ===============  ==============  ==============  ==============  ==============  ==============


                                           DEUTSCHE II                                                     FIDELITY VIP
                                      SMALL MID CAP GROWTH         FIDELITY VIP ASSET MANAGER          ASSET MANAGER: GROWTH
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2014            2013             2014            2013            2014            2013
                                 --------------  --------------   --------------  --------------  --------------  --------------

Units beginning of year........          17,773          16,950            2,320           2,101           9,778           9,934
Units issued and transferred
   from other funding options..           1,740           2,275            6,247           6,011           6,672           6,175
Units redeemed and transferred
   to other funding options....         (4,767)         (1,452)          (5,992)         (5,792)         (6,055)         (6,331)
                                 --------------  --------------   --------------  --------------  --------------  --------------
Units end of year..............          14,746          17,773            2,575           2,320          10,395           9,778
                                 ==============  ==============   ==============  ==============  ==============  ==============


                                     FIDELITY VIP CONTRAFUND      FIDELITY VIP EQUITY-INCOME        FIDELITY VIP FREEDOM 2010
                                            DIVISION                       DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  -------------------------------
                                      2014            2013            2014            2013            2014             2013
                                 --------------  --------------  --------------  --------------  ---------------  --------------

Units beginning of year........         757,837         766,901         498,861         523,643          144,604         120,945
Units issued and transferred
   from other funding options..         143,397         194,055         114,344         144,380           36,009          74,929
Units redeemed and transferred
   to other funding options....       (180,270)       (203,119)       (140,701)       (169,162)         (59,341)        (51,270)
                                 --------------  --------------  --------------  --------------  ---------------  --------------
Units end of year..............         720,964         757,837         472,504         498,861          121,272         144,604
                                 ==============  ==============  ==============  ==============  ===============  ==============



                                    FIDELITY VIP FREEDOM 2020       FIDELITY VIP FREEDOM 2030        FIDELITY VIP FREEDOM 2040
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  -------------------------------
                                      2014            2013             2014            2013            2014             2013
                                 --------------  --------------   --------------  --------------  ---------------  --------------

Units beginning of year........         367,824         331,145          437,625         403,844           90,566          55,389
Units issued and transferred
   from other funding options..         308,088         339,670          309,697         411,549           96,375          95,514
Units redeemed and transferred
   to other funding options....       (275,395)       (302,991)        (279,983)       (377,768)         (70,485)        (60,337)
                                 --------------  --------------   --------------  --------------  ---------------  --------------
Units end of year..............         400,517         367,824          467,339         437,625          116,456          90,566
                                 ==============  ==============   ==============  ==============  ===============  ==============


                                    FIDELITY VIP FREEDOM 2050          FIDELITY VIP GROWTH           FIDELITY VIP HIGH INCOME
                                            DIVISION                        DIVISION                         DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2014            2013             2014            2013            2014             2013
                                 --------------  ---------------  --------------  --------------  ---------------  --------------

Units beginning of year........          30,963           24,608         317,884         321,509           13,198          13,631
Units issued and transferred
   from other funding options..          61,615           41,730          85,625         117,143           11,522           7,707
Units redeemed and transferred
   to other funding options....        (38,636)         (35,375)        (98,450)       (120,768)          (6,354)         (8,140)
                                 --------------  ---------------  --------------  --------------  ---------------  --------------
Units end of year..............          53,942           30,963         305,059         317,884           18,366          13,198
                                 ==============  ===============  ==============  ==============  ===============  ==============


                                                                      FIDELITY VIP INVESTMENT
                                     FIDELITY VIP INDEX 500                 GRADE BOND                 FIDELITY VIP MID CAP
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2014            2013             2014            2013             2014            2013
                                 --------------  ---------------  --------------  --------------  ---------------  --------------

Units beginning of year........         214,053          220,206          33,086          31,364          101,302          97,892
Units issued and transferred
   from other funding options..          47,991           63,045          23,340          24,110           45,988          55,603
Units redeemed and transferred
   to other funding options....        (58,083)         (69,198)        (22,602)        (22,388)         (39,813)        (52,193)
                                 --------------  ---------------  --------------  --------------  ---------------  --------------
Units end of year..............         203,961          214,053          33,824          33,086          107,477         101,302
                                 ==============  ===============  ==============  ==============  ===============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:



                                    FIDELITY VIP MONEY MARKET           FIDELITY VIP OVERSEAS          FIDELITY VIP REAL ESTATE
                                            DIVISION                          DIVISION                         DIVISION
                                 -------------------------------  --------------------------------  -------------------------------
                                      2014             2013             2014             2013            2014             2013
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------

Units beginning of year........          869,458         873,561           12,311           11,392           28,548          35,738
Units issued and transferred
   from other funding options..        3,146,981       3,419,824            5,018            6,173           10,923          11,850
Units redeemed and transferred
   to other funding options....      (3,181,941)     (3,423,927)          (5,062)          (5,254)         (12,813)        (19,040)
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------
Units end of year..............          834,498         869,458           12,267           12,311           26,658          28,548
                                 ===============  ==============  ===============  ===============  ===============  ==============


                                                                            INVESCO V.I.                      INVESCO V.I.
                                        FIDELITY VIP VALUE              DIVERSIFIED DIVIDEND                EQUITY AND INCOME
                                             DIVISION                         DIVISION                          DIVISION
                                 --------------------------------  --------------------------------  -------------------------------
                                       2014             2013            2014             2013             2014             2013
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------

Units beginning of year........           14,931           13,839           33,283           35,306           5,155            3,434
Units issued and transferred
   from other funding options..            6,848            7,771            8,560           11,564           1,218            5,033
Units redeemed and transferred
   to other funding options....          (5,401)          (6,679)          (9,456)         (13,587)         (1,722)          (3,312)
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
Units end of year..............           16,378           14,931           32,387           33,283           4,651            5,155
                                 ===============  ===============  ===============  ===============  ==============  ===============


                                 INVESCO V.I. GLOBAL CORE EQUITY       INVESCO V.I. HIGH YIELD           MFS VIT CORE EQUITY
                                            DIVISION                          DIVISION                        DIVISION
                                 --------------------------------  ------------------------------  ------------------------------
                                      2014            2013              2014          2013 (a)          2014            2013
                                 --------------  --------------    --------------  --------------  --------------  --------------

Units beginning of year........          17,501          23,939             7,433              --           2,117           2,250
Units issued and transferred
   from other funding options..           7,815          10,948             5,283          12,826           1,134           1,275
Units redeemed and transferred
   to other funding options....         (9,488)        (17,386)           (4,908)         (5,393)         (1,099)         (1,408)
                                 --------------  --------------    --------------  --------------  --------------  --------------
Units end of year..............          15,828          17,501             7,808           7,433           2,152           2,117
                                 ==============  ==============    ==============  ==============  ==============  ==============


                                                                                                             MFS VIT
                                      MFS VIT GLOBAL EQUITY              MFS VIT GROWTH              INVESTORS GROWTH STOCK
                                            DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2014            2013            2014            2013            2014            2013
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........         381,158         372,020         364,375         377,778          12,029          12,372
Units issued and transferred
   from other funding options..         117,732         151,343          77,371          97,543           1,309           1,474
Units redeemed and transferred
   to other funding options....       (123,387)       (142,205)        (90,762)       (110,946)         (1,663)         (1,817)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............         375,503         381,158         350,984         364,375          11,675          12,029
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                      MFS VIT INVESTORS TRUST       MFS VIT MID CAP GROWTH          MFS VIT NEW DISCOVERY
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........          2,512          2,542           7,268          6,422          5,891           6,174
Units issued and transferred
   from other funding options....            802            883           2,644          3,138          1,370           1,458
Units redeemed and transferred
   to other funding options......          (883)          (913)         (1,998)        (2,292)        (1,524)         (1,741)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................          2,431          2,512           7,914          7,268          5,737           5,891
                                   =============  =============  ==============  =============  =============  ==============


                                      MFS VIT RESEARCH BOND            MFS VIT RESEARCH             MFS VIT TOTAL RETURN
                                            DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........          1,239          1,339           2,700          2,672          9,386           9,625
Units issued and transferred
   from other funding options....            466            487           1,812          2,276          1,932           1,909
Units redeemed and transferred
   to other funding options......          (573)          (587)         (1,891)        (2,248)        (2,153)         (2,148)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................          1,132          1,239           2,621          2,700          9,165           9,386
                                   =============  =============  ==============  =============  =============  ==============




                                       MFS VIT UTILITIES                MFS VIT VALUE              MFS VIT II HIGH YIELD
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                     2014            2013            2014            2013          2014          2013 (b)
                                 -------------  --------------  --------------  -------------  -------------  --------------

Units beginning of year........          1,301           1,349          10,841         11,237            111              --
Units issued and transferred
   from other funding options..            169             181           1,020          1,189            315             447
Units redeemed and transferred
   to other funding options....          (230)           (229)         (1,771)        (1,585)          (304)           (336)
                                 -------------  --------------  --------------  -------------  -------------  --------------
Units end of year..............          1,240           1,301          10,090         10,841            122             111
                                 =============  ==============  ==============  =============  =============  ==============


                                                                                                     MIST
                                                                                                  CLEARBRIDGE
                                                                                                  AGGRESSIVE
                                    MFS VIT II MONEY MARKET       MFS VIT II STRATEGIC INCOME       GROWTH
                                           DIVISION                        DIVISION                DIVISION
                                 -----------------------------  ------------------------------  --------------
                                      2014           2013            2014          2013 (b)        2014 (c)
                                 --------------  -------------  --------------  --------------  --------------

Units beginning of year........           6,053          6,192              42              --              --
Units issued and transferred
   from other funding options..          15,701         15,139             226             244         104,816
Units redeemed and transferred
   to other funding options....        (15,661)       (15,278)           (221)           (202)        (29,464)
                                 --------------  -------------  --------------  --------------  --------------
Units end of year..............           6,093          6,053              47              42          75,352
                                 ==============  =============  ==============  ==============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                        MIST LORD ABBETT              MIST MFS EMERGING              MIST OPPENHEIMER
                                         BOND DEBENTURE                MARKETS EQUITY                  GLOBAL EQUITY
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                       2014           2013           2014           2013           2014          2013 (a)
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         45,879         51,336         294,018        268,680         53,087             --
Units issued and transferred
   from other funding options...         54,836         67,942         140,131        194,746         58,017        101,221
Units redeemed and transferred
   to other funding options.....       (45,846)       (73,399)       (138,643)      (169,408)       (43,568)       (48,134)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         54,869         45,879         295,506        294,018         67,536         53,087
                                  =============  =============  ==============  =============  =============  =============


                                            MIST WMC                   MORGAN STANLEY
                                       LARGE CAP RESEARCH              EUROPEAN EQUITY          MORGAN STANLEY INCOME PLUS
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                       2014           2013           2014           2013           2014            2013
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         41,107         31,698           9,292          9,577          4,914          5,373
Units issued and transferred
   from other funding options...         48,056         48,591           2,536          3,305          1,080          1,882
Units redeemed and transferred
   to other funding options.....       (37,266)       (39,182)         (2,567)        (3,590)        (1,392)        (2,341)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         51,897         41,107           9,261          9,292          4,602          4,914
                                  =============  =============  ==============  =============  =============  =============

                                                                        MORGAN STANLEY                  MSF BARCLAYS
                                   MORGAN STANLEY MONEY MARKET         MULTI CAP GROWTH             AGGREGATE BOND INDEX
                                            DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  ----------------------------
                                       2014            2013           2014           2013           2014            2013
                                   -------------  -------------  -------------  --------------  -------------  -------------

Units beginning of year..........        245,574        283,709         10,406          11,121         76,638         72,630
Units issued and transferred
   from other funding options....        490,707        518,115          3,440           4,239         79,884         91,740
Units redeemed and transferred
   to other funding options......      (494,390)      (556,250)        (4,231)         (4,954)       (70,280)       (87,732)
                                   -------------  -------------  -------------  --------------  -------------  -------------
Units end of year................        241,891        245,574          9,615          10,406         86,242         76,638
                                   =============  =============  =============  ==============  =============  =============


                                           MSF BLACKROCK                  MSF BLACKROCK                 MSF BLACKROCK
                                       CAPITAL APPRECIATION              LARGE CAP VALUE                MONEY MARKET
                                             DIVISION                       DIVISION                      DIVISION
                                   -----------------------------  -----------------------------  ----------------------------
                                        2014           2013            2014           2013           2014            2013
                                   --------------  -------------  -------------  --------------  -------------  -------------

Units beginning of year..........          76,522         68,811         59,022          52,846        356,087        306,497
Units issued and transferred
   from other funding options....          72,036         65,754         61,411          76,545      3,208,234      3,026,155
Units redeemed and transferred
   to other funding options......        (61,280)       (58,043)       (49,827)        (70,369)    (3,144,431)    (2,976,565)
                                   --------------  -------------  -------------  --------------  -------------  -------------
Units end of year................          87,278         76,522         70,606          59,022        419,890        356,087
                                   ==============  =============  =============  ==============  =============  =============

                                           MSF METLIFE
                                       MID CAP STOCK INDEX          MSF METLIFE STOCK INDEX        MSF MFS TOTAL RETURN
                                            DIVISION                       DIVISION                      DIVISION
                                  -----------------------------  ----------------------------  -----------------------------
                                       2014           2013           2014            2013           2014           2013
                                  --------------  -------------  -------------  -------------  --------------  -------------

Units beginning of year.........          75,310         55,434         51,983         38,312          74,950         52,772
Units issued and transferred
   from other funding options...          75,162         78,776         62,902         64,674          37,669         59,332
Units redeemed and transferred
   to other funding options.....        (60,703)       (58,900)       (49,880)       (51,003)        (30,509)       (37,154)
                                  --------------  -------------  -------------  -------------  --------------  -------------
Units end of year...............          89,769         75,310         65,005         51,983          82,110         74,950
                                  ==============  =============  =============  =============  ==============  =============



                                          MSF MFS VALUE              MSF MSCI EAFE INDEX          MSF RUSSELL 2000 INDEX
                                            DIVISION                      DIVISION                       DIVISION
                                  ----------------------------  -----------------------------  ----------------------------
                                      2014            2013           2014           2013            2014           2013
                                  -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year.........         29,952         21,098          40,746         36,006        896,582        878,711
Units issued and transferred
   from other funding options...         33,199         30,027          36,589         35,183        268,132        333,382
Units redeemed and transferred
   to other funding options.....       (24,800)       (21,173)        (33,146)       (30,443)      (288,697)      (315,511)
                                  -------------  -------------  --------------  -------------  -------------  -------------
Units end of year...............         38,351         29,952          44,189         40,746        876,017        896,582
                                  =============  =============  ==============  =============  =============  =============

                                              PUTNAM VT                      PUTNAM VT                      PUTNAM VT
                                         DIVERSIFIED INCOME                EQUITY INCOME             GLOBAL ASSET ALLOCATION
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2014            2013           2014            2013            2014           2013
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........           7,255           7,406        269,695         261,935           9,400          9,576
Units issued and transferred
   from other funding options....             378             322         81,291         107,721             633            790
Units redeemed and transferred
   to other funding options......           (326)           (473)       (76,054)        (99,961)         (1,747)          (966)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................           7,307           7,255        274,932         269,695           8,286          9,400
                                   ==============  ==============  =============  ==============  ==============  =============


                                                                                                            PUTNAM VT
                                      PUTNAM VT GLOBAL EQUITY       PUTNAM VT GLOBAL UTILITIES          GROWTH AND INCOME
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  ----------------------------
                                        2014            2013           2014            2013            2014          2013
                                   --------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year..........           8,688          8,582             560             567          4,753          5,264
Units issued and transferred
   from other funding options....           1,146          1,242             167             192          1,191          1,430
Units redeemed and transferred
   to other funding options......         (1,034)        (1,136)           (147)           (199)        (1,086)        (1,941)
                                   --------------  -------------  --------------  --------------  -------------  -------------
Units end of year................           8,800          8,688             580             560          4,858          4,753
                                   ==============  =============  ==============  ==============  =============  =============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                                                                                           PUTNAM VT
                                        PUTNAM VT HIGH YIELD             PUTNAM VT INCOME            INTERNATIONAL EQUITY
                                              DIVISION                       DIVISION                      DIVISION
                                   ------------------------------  ----------------------------  ------------------------------
                                        2014            2013            2014          2013            2014            2013
                                   --------------  --------------  -------------  -------------  --------------  --------------

Units beginning of year..........         249,237         272,981        313,984        345,085          10,690          10,395
Units issued and transferred
   from other funding options....          79,186          97,045         76,648         91,081           1,950           2,323
Units redeemed and transferred
   to other funding options......        (79,620)       (120,789)       (90,728)      (122,182)         (2,892)         (2,028)
                                   --------------  --------------  -------------  -------------  --------------  --------------
Units end of year................         248,803         249,237        299,904        313,984           9,748          10,690
                                   ==============  ==============  =============  =============  ==============  ==============


                                              PUTNAM VT                      PUTNAM VT
                                        INTERNATIONAL GROWTH            INTERNATIONAL VALUE             PUTNAM VT INVESTORS
                                              DIVISION                       DIVISION                        DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2014            2013            2014           2013            2014            2013
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........           4,609           4,367           2,812          2,843           1,741           1,524
Units issued and transferred
   from other funding options....             812           1,795             321            375             274             496
Units redeemed and transferred
   to other funding options......         (1,163)         (1,553)           (285)          (406)           (227)           (279)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................           4,258           4,609           2,848          2,812           1,788           1,741
                                   ==============  ==============  ==============  =============  ==============  ==============

                                                                           PUTNAM VT
                                      PUTNAM VT MONEY MARKET           MULTI-CAP GROWTH               PUTNAM VT VOYAGER
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........        111,257        121,779         242,395        241,735         94,196          95,562
Units issued and transferred
   from other funding options....        173,030        179,213          57,198         72,053         22,471          27,917
Units redeemed and transferred
   to other funding options......      (167,668)      (189,735)        (58,890)       (71,393)       (25,938)        (29,283)
                                   -------------  -------------  --------------  -------------  -------------  --------------
Units end of year................        116,619        111,257         240,703        242,395         90,729          94,196
                                   =============  =============  ==============  =============  =============  ==============


                                           T. ROWE PRICE                 T. ROWE PRICE                  T. ROWE PRICE
                                         ES EQUITY INCOME              ES MID-CAP GROWTH            ES NEW AMERICA GROWTH
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2014            2013           2014           2013            2014           2013
                                   -------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year..........          1,716          1,826           4,483          4,650         229,382        232,511
Units issued and transferred
   from other funding options....            279            440             664            533          72,869         85,224
Units redeemed and transferred
   to other funding options......          (530)          (550)           (664)          (700)        (75,582)       (88,353)
                                   -------------  -------------  --------------  -------------  --------------  -------------
Units end of year................          1,465          1,716           4,483          4,483         226,669        229,382
                                   =============  =============  ==============  =============  ==============  =============

                                          T. ROWE PRICE                    T. ROWE PRICE
                                  ES PERSONAL STRATEGY BALANCED        FIS LIMITED-TERM BOND          UIF GLOBAL INFRASTRUCTURE
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2014             2013            2014             2013            2014            2013
                                 --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year........         598,815          614,271         921,622        1,005,496           3,817           3,789
Units issued and transferred
   from other funding options..         133,155          178,397         413,816          451,044             909           2,967
Units redeemed and transferred
   to other funding options....       (155,965)        (193,853)       (394,333)        (534,918)         (1,115)         (2,939)
                                 --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year..............         576,005          598,815         941,105          921,622           3,611           3,817
                                 ==============  ===============  ==============  ===============  ==============  ==============


                                       UIF GLOBAL TACTICAL
                                        ASSET ALLOCATION
                                            DIVISION
                                 -------------------------------
                                       2014          2013 (a)
                                 ---------------  --------------

Units beginning of year........           21,154              --
Units issued and transferred
   from other funding options..            9,018          29,872
Units redeemed and transferred
   to other funding options....         (10,105)         (8,718)
                                 ---------------  --------------
Units end of year..............           20,067          21,154
                                 ===============  ==============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period August 16, 2013 to December 31, 2013.
(c) For the period April 28, 2014 to December 31, 2014.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2014:

                                                         AS OF DECEMBER 31
                                           -------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                              UNITS         HIGHEST ($)     ASSETS ($)
                                           -----------   ---------------   -----------
  American Funds New World           2014      134,515             16.79     2,258,614
     Division                        2013      118,550             18.20     2,157,342
                                     2012      108,660             16.42     1,784,184
                                     2011       87,099             14.00     1,219,782
                                     2010       37,747             16.36       617,508

  American Funds U.S.                2014       78,361             11.74       920,021
     Government/AAA-Rated            2013       75,890             11.17       847,553
     Securities Division             2012       74,972             11.59       868,560
                                     2011       61,648             11.42       703,976
                                     2010       26,525             10.67       282,951

  Deutsche I Bond Division           2014       16,895             14.46       244,274
                                     2013       16,277             13.66       222,357
                                     2012       17,668             14.19       250,770
                                     2011       16,633             13.27       220,712
                                     2010       17,732             12.65       224,313

  Deutsche I Capital Growth          2014       22,052             57.25     1,262,440
     Division                        2013       22,071             51.06     1,126,883
                                     2012       26,899             38.20     1,027,661
                                     2011       27,535             33.17       913,307
                                     2010       31,181             34.98     1,090,807

  Deutsche I Core Equity VIP         2014       33,779             24.37       823,118
     Division                        2013       33,046             21.96       725,544
                                     2012       35,571             16.11       572,978
                                     2011       36,532             14.01       511,935
                                     2010       35,833             14.14       506,649

  Deutsche I Global Small Cap        2014       25,078             24.69       619,122
     Division                        2013       26,720             25.94       693,238
                                     2012       26,113             19.23       502,124
                                     2011       23,755             16.79       398,908
                                     2010       19,717             18.78       370,234

  Deutsche I International Division  2014      518,747     18.68 - 19.19     9,696,640
                                     2013      530,615     21.33 - 21.91    11,326,184
                                     2012      533,182     17.88 - 18.36     9,537,658
                                     2011      530,421     14.93 - 15.33     7,923,871
                                     2010      532,855     18.05 - 18.54     9,624,688

  Deutsche II Global Income          2014       18,553             32.90       610,389
     Builder VIP Division            2013       19,087             31.92       609,361
                                     2012       20,694             27.58       570,715
                                     2011       20,134             24.60       495,190
                                     2010       20,864             25.14       524,502

                                                   FOR THE YEAR ENDED DECEMBER 31
                                           ---------------------------------------------
                                           INVESTMENT(1)                 TOTAL RETURN(3)
                                              INCOME       EXPENSE(2)       LOWEST TO
                                             RATIO (%)      RATIO (%)      HIGHEST (%)
                                           -------------   ----------  -----------------
  American Funds New World           2014       1.32          0.00                (7.73)
     Division                        2013       1.74          0.75                 10.83
                                     2012       1.41          0.75                 17.25
                                     2011       2.31          0.75               (14.39)
                                     2010       3.57          0.75                 17.32

  American Funds U.S.                2014       1.33          0.00                  5.13
     Government/AAA-Rated            2013       0.96          0.75                (3.60)
     Securities Division             2012       1.33          0.75                  1.45
                                     2011       2.47          0.75                  7.05
                                     2010       4.40          0.75                  5.15

  Deutsche I Bond Division           2014       3.58          0.75                  5.84
                                     2013       3.64          0.75                (3.75)
                                     2012       4.35          0.75                  6.97
                                     2011       4.40          0.75                  4.90
                                     2010       4.29          0.75                  5.99

  Deutsche I Capital Growth          2014       0.62          0.75                 12.13
     Division                        2013       1.36          0.75                 33.64
                                     2012       0.89          0.75                 15.18
                                     2011       0.81          0.75                (5.19)
                                     2010       0.96          0.75                 15.84

  Deutsche I Core Equity VIP         2014       1.07          0.75                 10.99
     Division                        2013       1.43          0.75                 36.30
                                     2012       1.35          0.75                 14.95
                                     2011       1.24          0.75                (0.89)
                                     2010       1.62          0.75                 13.54

  Deutsche I Global Small Cap        2014       0.87          0.75                (4.85)
     Division                        2013       0.62          0.75                 34.93
                                     2012       0.67          0.75                 14.51
                                     2011       1.65          0.75               (10.57)
                                     2010       0.42          0.75                 25.69

  Deutsche I International Division  2014       1.73          0.75               (12.42)
                                     2013       5.24          0.75                 19.33
                                     2012       2.14          0.75                 19.74
                                     2011       1.80          0.75     (17.30) - (17.29)
                                     2010       2.16          0.75                  0.86

  Deutsche II Global Income          2014       3.07          0.75                  3.05
     Builder VIP Division            2013       2.05          0.75                 15.76
                                     2012       1.57          0.75                 12.13
                                     2011       1.60          0.75                (2.16)
                                     2010       3.14          0.75                 10.39

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           -----------------------------------------   --------------------------------------------
                                                           UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   ----------   -------------  ----------    ---------------
  Deutsche II Money Market          2014   19,308,428              1.03   19,799,918        0.01         0.75                (0.74)
     Division                       2013   19,181,079              1.03   19,815,420        0.01         0.75                (0.74)
                                    2012   19,698,327              1.04   20,500,941        0.01         0.75                (0.74)
                                    2011   19,044,197              1.05   19,967,791        0.01         0.75                (0.76)
                                    2010   18,454,238              1.06   19,492,569        0.01         0.75                (0.74)

  Deutsche II Small Mid Cap Growth  2014       14,746             21.36      314,964          --         0.75                  4.91
     Division                       2013       17,773             20.36      361,878        0.11         0.75                 41.72
                                    2012       16,950             14.37      243,522          --         0.75                 13.49
                                    2011       15,600             12.66      197,478        0.51         0.75                (4.63)
                                    2010       10,791             13.27      143,220          --         0.75                 28.47

  Fidelity VIP Asset Manager        2014        2,575             15.73       40,522        1.67         0.75                  5.04
     Division                       2013        2,320             14.98       34,752        1.67         0.75                 14.84
                                    2012        2,101             13.04       27,400        1.42         0.75                 11.64
                                    2011        2,394             11.68       27,968        2.06         0.75                (3.29)
                                    2010        2,182             12.08       26,358        7.63         0.75                 13.41

  Fidelity VIP Asset Manager:       2014       10,395             16.13      167,647        1.15         0.75                  5.08
     Growth Division                2013        9,778             15.35      150,072        1.04         0.75                 21.50
                                    2012        9,934             12.63      125,475        1.12         0.75                 14.59
                                    2011       14,503             11.02      159,871        1.65         0.75                (6.88)
                                    2010       13,465             11.84      159,383        1.16         0.75                 15.48

  Fidelity VIP Contrafund           2014      720,964             72.83   52,510,289        0.96         0.75                 11.11
     Division                       2013      757,837             65.55   49,678,049        1.10         0.75                 30.31
                                    2012      766,901             50.31   38,579,872        1.37         0.75                 15.54
                                    2011      785,982             43.54   34,220,479        1.03         0.75                (3.25)
                                    2010      786,656             45.00   35,401,746        1.27         0.75                 16.34

  Fidelity VIP Equity-Income        2014      472,504     57.47 - 75.47   27,242,151        2.83         0.75                  7.91
     Division                       2013      498,861     53.26 - 69.94   26,657,836        2.50         0.75                 27.19
                                    2012      523,643     41.87 - 54.99   22,005,239        3.13         0.75                 16.43
                                    2011      552,741     35.96 - 47.23   19,985,608        2.56         0.75                  0.22
                                    2010      560,914     35.89 - 47.13   20,263,330        1.92         0.75                 14.29

  Fidelity VIP Freedom 2010         2014      121,272             13.66    1,656,835        1.43         0.75                  3.75
     Division                       2013      144,604             13.17    1,904,242        1.87         0.75                 12.64
                                    2012      120,945             11.69    1,413,963        2.13         0.75                 10.94
                                    2011       98,333             10.54    1,036,203        2.24         0.75                (0.93)
                                    2010       82,919             10.64      882,030        2.60         0.75                 12.11

  Fidelity VIP Freedom 2020         2014      400,517             13.36    5,350,858        1.79         0.75                  4.04
     Division                       2013      367,824             12.84    4,723,187        2.01         0.75                 15.15
                                    2012      331,145             11.15    3,692,809        2.39         0.75                 12.53
                                    2011      262,073              9.91    2,597,058        2.38         0.75                (1.76)
                                    2010      189,645             10.09    1,913,209        2.73         0.75                 13.63

  Fidelity VIP Freedom 2030         2014      467,339             13.44    6,281,274        1.65         0.75                  4.17
     Division                       2013      437,625             12.90    5,646,393        1.82         0.75                 20.75
                                    2012      403,844             10.68    4,314,986        2.36         0.75                 14.72
                                    2011      321,118              9.31    2,990,950        2.42         0.75                (3.32)
                                    2010      211,715              9.63    2,039,738        2.74         0.75                 15.21

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET          INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)      RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   -----------   -------------  ----------   ----------------
  Fidelity VIP Freedom 2040         2014      116,456             15.57     1,813,720       1.69          0.75                 4.13
     Division                       2013       90,566             14.96     1,354,559       2.02          0.75                24.36
     (Commenced 5/3/2010)           2012       55,389             12.03       666,166       2.76          0.75                16.08
                                    2011       28,966             10.36       300,124       3.00          0.75               (4.74)
                                    2010        7,554             10.88        82,162       4.87          0.75                 8.77

  Fidelity VIP Freedom 2050         2014       53,942             15.72       847,793       1.87          0.75                 4.22
     Division                       2013       30,963             15.08       466,922       1.60          0.75                25.40
     (Commenced 5/3/2010)           2012       24,608             12.03       295,929       2.67          0.75                16.84
                                    2011       16,272             10.29       167,470       2.09          0.75               (5.65)
                                    2010        7,861             10.91        85,743       3.65          0.75                 9.08

  Fidelity VIP Growth Division      2014      305,059    92.16 - 106.72    28,238,079       0.19          0.75                10.47
                                    2013      317,884     83.43 - 96.61    26,640,728       0.30          0.75                35.32
                                    2012      321,509     61.65 - 71.39    19,909,787       0.60          0.75                13.83
                                    2011      333,227     54.16 - 62.72    18,139,358       0.37          0.75               (0.55)
                                    2010      338,024     54.46 - 63.06    18,493,684       0.29          0.75                23.25

  Fidelity VIP High Income          2014       18,366             30.45       559,329       6.45          0.75                 0.40
     Division                       2013       13,198             30.33       400,330       5.96          0.75                 5.16
                                    2012       13,631             28.85       393,185       5.80          0.75                13.37
                                    2011       12,754             25.44       324,505       7.14          0.75                 3.25
                                    2010        7,492             24.64       184,624       8.63          0.75                12.97

  Fidelity VIP Index 500            2014      203,961   283.94 - 307.35    58,086,490       1.65          0.75                12.72
     Division                       2013      214,053   251.90 - 272.66    54,079,684       1.91          0.75                31.26
                                    2012      220,206   191.91 - 207.73    42,388,028       2.12          0.75                15.05
                                    2011      224,843   166.81 - 180.56    37,622,482       2.00          0.75                 1.28
                                    2010      226,033   164.71 - 178.29    37,349,811       2.01          0.75                14.16

  Fidelity VIP Investment           2014       33,824             31.71     1,072,529       2.31          0.75                 5.04
     Grade Bond Division            2013       33,086             30.19       998,812       2.42          0.75               (2.51)
                                    2012       31,364             30.97       971,219       2.34          0.75                 5.11
                                    2011       29,971             29.46       883,002       3.31          0.75                 6.53
                                    2010       32,742             27.66       905,491       2.81          0.75                 7.00

  Fidelity VIP Mid Cap              2014      107,477             69.11     7,428,257       0.27          0.75                 5.49
     Division                       2013      101,302             65.52     6,636,957       0.53          0.75                35.21
                                    2012       97,892             48.45     4,743,271       0.64          0.75                13.97
                                    2011       97,697             42.51     4,153,506       0.26          0.75              (11.28)
                                    2010       90,556             47.92     4,339,438       0.46          0.75                27.87

  Fidelity VIP Money Market         2014      834,498              1.59     1,325,026       0.01          0.75               (0.74)
     Division                       2013      869,458              1.60     1,390,790       0.03          0.75               (0.72)
                                    2012      873,561              1.61     1,407,463       0.13          0.75               (0.61)
                                    2011      710,255              1.62     1,151,416       0.11          0.75               (0.67)
                                    2010      748,705              1.63     1,221,557       0.18          0.75               (0.51)

  Fidelity VIP Overseas             2014       12,267             39.25       481,469       1.37          0.75               (8.76)
     Division                       2013       12,311             43.02       529,602       1.49          0.75                29.46
                                    2012       11,392             33.23       378,529       1.92          0.75                19.84
                                    2011       11,778             27.73       326,571       1.39          0.75              (17.78)
                                    2010       11,254             33.73       379,556       1.50          0.75                12.27

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------  --------------------------------------------
                                                           UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET        INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)    RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------    ----------  -------------  ----------   ----------------
  Fidelity VIP Real Estate           2014      26,658     14.73 - 38.44       923,640      1.76          0.75                 29.21
     Division                        2013      28,548     11.40 - 29.75       784,794      1.70          0.75                  1.06
                                     2012      35,738     11.28 - 29.44       856,863      1.54          0.75                 17.69
                                     2011      29,452      9.58 - 25.01       668,994      1.15          0.75                  7.28
                                     2010      26,665      8.93 - 23.32       579,954      1.44          0.75                 29.45

  Fidelity VIP Value Division        2014      16,378             21.56       353,036      1.44          0.75                 10.58
                                     2013      14,931             19.49       291,055      1.18          0.75                 31.47
                                     2012      13,839             14.83       205,196      1.56          0.75                 20.00
                                     2011      15,617             12.36       192,965      1.07          0.75                (3.23)
                                     2010      14,953             12.77       190,930      1.47          0.75                 16.94

  Invesco V.I. Diversified           2014      32,387             49.21     1,593,741      1.72          0.00                 12.69
     Dividend Division               2013      33,283             43.67     1,453,471      2.28          0.90                 29.86
                                     2012      35,306             33.63     1,187,246      2.06          0.90                 17.66
                                     2011      37,014             28.58     1,057,893      1.66          0.90                (0.69)
                                     2010      36,480             28.78     1,049,905      1.78          0.90                  9.49

  Invesco V.I. Equity and            2014       4,651             33.84       157,399      1.78          0.00                  8.90
     Income Division                 2013       5,155             31.08       160,193      1.87          0.90                 24.06
     (Commenced 5/2/2011)            2012       3,434             25.05        86,032      1.78          0.90                 11.57
                                     2011       3,908             22.45        87,752      0.26          0.90                (2.28)

  Invesco V.I. Global Core           2014      15,828             27.32       432,464      1.96          0.00                  0.56
     Equity Division                 2013      17,501             27.17       475,504      1.82          0.90                 21.41
     (Commenced 5/2/2011)            2012      23,939             22.38       535,715      2.61          0.90                 12.73
                                     2011      27,237             19.85       540,718        --          0.90               (11.75)

  Invesco V.I. High Yield Division   2014       7,808             10.38        81,005      4.68          0.00                  1.62
     (Commenced 4/29/2013)           2013       7,433             10.21        75,891      4.81          0.75                  1.20

  MFS VIT Core Equity Division       2014       2,152             34.25        73,707      0.79          0.75                 10.41
                                     2013       2,117             31.02        65,672      1.03          0.75                 33.60
                                     2012       2,250             23.22        52,245      0.78          0.75                 15.36
                                     2011       2,213             20.13        44,543      0.55          0.75                (1.76)
                                     2010      15,176             20.49       310,902      1.09          0.75                 16.34

  MFS VIT Global Equity              2014     375,503     26.23 - 26.27     9,863,983      0.72          0.75                  3.10
     Division                        2013     381,158     25.44 - 25.48     9,711,600      0.90          0.75                 26.86
                                     2012     372,020     20.06 - 20.09     7,471,734      1.12          0.75                 22.42
                                     2011     381,855     16.38 - 16.41     6,264,933      0.83          0.75                (5.04)
                                     2010     372,500     17.25 - 17.28     6,435,673      0.98          0.75                 11.52

  MFS VIT Growth Division            2014     350,984             42.74    15,001,971      0.11          0.75                  8.13
                                     2013     364,375     39.52 - 39.53    14,403,234      0.23          0.75                 35.83
                                     2012     377,778             29.10    10,993,821        --          0.75                 16.51
                                     2011     393,384     24.97 - 24.98     9,826,007      0.19          0.75                (1.07)
                                     2010     410,371     25.24 - 25.25    10,361,080      0.12          0.75                 14.48

  MFS VIT Investors Growth           2014      11,675             18.21       212,592      0.53          0.75                 10.62
     Stock Division                  2013      12,029             16.46       198,016      0.62          0.75                 29.32
                                     2012      12,372             12.73       157,484      0.46          0.75                 16.10
                                     2011      12,820             10.96       140,561      0.54          0.75                (0.17)
                                     2010      13,903             10.98       152,700      0.45          0.75                 11.63

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                          ------------------------------------------  --------------------------------------------
                                                          UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                             UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                          -----------   --------------   -----------  -------------  ----------    ---------------
  MFS VIT Investors Trust           2014        2,431            37.37        90,841       0.96         0.75                 10.18
     Division                       2013        2,512            33.92        85,216       1.09         0.75                 31.07
                                    2012        2,542            25.88        65,787       1.05         0.75                 18.29
                                    2011          501            21.88        10,959       0.93         0.75                (2.92)
                                    2010          537            22.54        12,108       1.22         0.75                 10.27

  MFS VIT Mid Cap Growth            2014        7,914            10.86        85,922         --         0.75                  8.05
     Division                       2013        7,268            10.05        73,024         --         0.75                 36.69
                                    2012        6,422             7.35        47,204         --         0.75                 15.65
                                    2011        5,537             6.36        35,194         --         0.75                (6.71)
                                    2010        5,438             6.81        37,049         --         0.75                 28.69

  MFS VIT New Discovery             2014        5,737            33.11       189,950         --         0.75                (7.95)
     Division                       2013        5,891            35.97       211,883         --         0.75                 40.46
                                    2012        6,174            25.61       158,103         --         0.75                 20.32
                                    2011        6,366            21.28       135,482         --         0.75               (10.93)
                                    2010        6,843            23.90       163,521         --         0.75                 35.32

  MFS VIT Research Bond             2014        1,132            25.00        28,288       2.88         0.75                  5.06
     Division                       2013        1,239            23.79        29,469       1.18         0.75                (1.77)
                                    2012        1,339            24.22        32,436       2.72         0.75                  6.55
                                    2011        1,436            22.73        32,653       2.67         0.75                  5.95
                                    2010        1,561            21.46        33,498       3.09         0.75                  6.66

  MFS VIT Research Division         2014        2,621            38.17       100,040       0.84         0.75                  9.38
                                    2013        2,700            34.90        94,226       0.33         0.75                 31.30
                                    2012        2,672            26.58        71,023       0.79         0.75                 16.39
                                    2011        2,553            22.84        58,305       0.52         0.75                (1.19)
                                    2010        7,126            23.11       164,700       1.01         0.75                 15.03

  MFS VIT Total Return              2014        9,165            42.77       391,995       1.90         0.75                  7.69
     Division                       2013        9,386            39.72       372,775       1.78         0.75                 18.16
                                    2012        9,625            33.61       323,515       2.75         0.75                 10.42
                                    2011       10,054            30.44       306,045       2.56         0.75                  1.01
                                    2010       11,046            30.14       332,862       2.81         0.75                  9.11

  MFS VIT Utilities Division        2014        1,240            88.06       109,232       2.10         0.75                 11.89
                                    2013        1,301            78.70       102,356       2.35         0.75                 19.62
                                    2012        1,349            65.80        88,733       6.05         0.75                 12.63
                                    2011        2,183            58.42       127,539       3.24         0.75                  5.99
                                    2010        2,277            55.12       125,480       3.17         0.75                 12.96

  MFS VIT Value Division            2014       10,090            25.19       254,188       1.53         0.75                  9.68
                                    2013       10,841            22.97       249,003       1.19         0.75                 34.87
                                    2012       11,237            17.03       191,358       1.61         0.75                 15.39
                                    2011       11,489            14.76       169,558       1.46         0.75                (1.05)
                                    2010       12,169            14.91       181,491       1.48         0.75                 10.70

  MFS VIT II High Yield Division    2014          122            26.90         3,273       5.54         0.75                  2.04
     (Commenced 8/16/2013)          2013          111            26.37         2,933       2.56         0.75                  5.80

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           -----------   --------------    ----------   -------------  ----------    ---------------
  MFS VIT II Money Market           2014         6,093             9.58        58,397          --         0.75                (0.75)
     Division                       2013         6,053             9.66        58,450          --         0.75                (0.75)
                                    2012         6,192             9.73        60,240          --         0.75                (0.75)
                                    2011         6,079             9.80        59,591          --         0.75                (0.75)
                                    2010         5,941             9.88        58,673          --         0.75                (0.75)

  MFS VIT II Strategic Income       2014            47            22.08         1,048        3.36         0.75                  2.50
     Division                       2013            42            21.54           901        3.14         0.75                  0.85
     (Commenced 8/16/2013)

  MIST ClearBridge Aggressive       2014        75,352            23.57     1,776,157          --         0.00                 13.75
     Growth Division
     (Commenced 4/28/2014)

  MIST Lord Abbett Bond             2014        54,869            18.30     1,004,274        5.47         0.00                  5.01
     Debenture Division             2013        45,879            17.43       799,667        6.17         0.75                  7.36
                                    2012        51,336            16.23       833,438        6.79         0.75                 12.35
                                    2011        38,832            14.45       561,159        5.53         0.75                  4.04
                                    2010        20,973            13.89       291,302        0.99         0.75                 12.33

  MIST MFS Emerging Markets         2014       295,506             9.76     2,884,579        1.06         0.75                (6.93)
     Equity Division                2013       294,018            10.49     3,083,870        1.22         0.75                (5.51)
                                    2012       268,680            11.10     2,982,425        1.01         0.75                 18.21
                                    2011       270,025             9.39     2,535,621        1.57         0.75               (19.04)
                                    2010       245,012            11.60     2,841,588        1.14         0.75                 23.07

  MIST Oppenheimer Global           2014        67,536            19.93     1,346,065        0.96         0.00                  2.19
     Equity Division                2013        53,087            19.50     1,035,385          --         0.75                 23.79
     (Commenced 4/29/2013)

  MIST WMC Large Cap Research       2014        51,897            23.51     1,220,173        0.87         0.00                 13.66
     Division                       2013        41,107            20.69       850,339        1.30         0.75                 33.49
                                    2012        31,698            15.50       491,220        1.11         0.75                 12.74
                                    2011        27,911            13.75       383,675        0.97         0.75                (0.30)
                                    2010        12,083            13.79       166,587        0.28         0.75                 11.80

  Morgan Stanley European           2014         9,261            50.98       472,094        2.44         0.00                (9.25)
     Equity Division                2013         9,292            56.18       521,993        2.96         0.90                 26.36
                                    2012         9,577            44.46       425,741        2.92         0.90                 17.44
                                    2011        10,867            37.85       411,374        2.37         0.90               (10.45)
                                    2010        11,116            42.27       469,888        2.49         0.90                  6.26

  Morgan Stanley Income Plus        2014         4,602            30.01       138,112        4.31         0.00                  7.65
     Division                       2013         4,914            27.88       136,989        5.06         0.90                  0.12
                                    2012         5,373            27.84       149,608        5.46         0.90                 13.07
                                    2011         4,490            24.63       110,579        7.78         0.90                  4.07
                                    2010         9,065            23.66       214,515        5.87         0.90                  8.30

  Morgan Stanley Money Market       2014       241,891             1.38       333,508        0.01         0.00                (0.12)
     Division                       2013       245,574             1.38       338,978        0.01         0.90                (0.89)
                                    2012       283,709             1.39       395,119        0.01         0.90                (0.89)
                                    2011       306,582             1.41       430,799        0.01         0.90                (0.92)
                                    2010       485,310             1.42       688,040        0.01         0.90                (0.89)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                          ------------------------------------------  --------------------------------------------
                                                          UNIT VALUE                  INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO         NET         INCOME      EXPENSE(2)       LOWEST TO
                                             UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                          -----------   --------------   -----------  -------------  ----------    ---------------
  Morgan Stanley Multi Cap          2014        9,615           142.27     1,367,944         --         0.00                  5.58
     Growth Division                2013       10,406           134.75     1,402,206       0.42         0.90                 49.41
                                    2012       11,121            90.19     1,003,018         --         0.90                 11.36
                                    2011       12,701            80.99     1,028,639       0.15         0.90                (7.58)
                                    2010       16,725            87.63     1,465,607       0.17         0.90                 26.61

  MSF Barclays Aggregate Bond       2014       86,242            12.37     1,067,160       2.84         0.00                  5.70
     Index Division                 2013       76,638            11.71       897,208       3.23         0.75                (3.06)
                                    2012       72,630            12.08       877,108       3.39         0.75                  3.12
                                    2011       69,281            11.71       811,331       3.11         0.75                  6.71
                                    2010       29,970            10.97       328,914       0.70         0.75                  5.25

  MSF BlackRock Capital             2014       87,278            23.54     2,054,451       0.06         0.00                  8.78
     Appreciation Division          2013       76,522            21.64     1,655,815       0.79         0.75                 33.22
                                    2012       68,811            16.24     1,117,691       0.30         0.75                 13.52
                                    2011       54,976            14.31       786,647       0.18         0.75                (9.63)
                                    2010       18,408            15.83       291,459       0.02         0.75                 18.92

  MSF BlackRock Large Cap           2014       70,606            21.89     1,545,553       1.20         0.00                  9.81
     Value Division                 2013       59,022            19.94     1,176,615       1.27         0.75                 31.07
                                    2012       52,846            15.21       803,780       1.53         0.75                 13.43
                                    2011       39,950            13.41       535,698       1.02         0.75                  1.58
                                    2010       17,537            13.20       231,496       0.13         0.75                  8.40

  MSF BlackRock Money Market        2014      419,890             9.66     4,055,333         --         0.00                (0.10)
     Division                       2013      356,087             9.67     3,442,724         --         0.75                (0.75)
                                    2012      306,497             9.74     2,985,585         --         0.75                (0.75)
                                    2011      260,152             9.81     2,553,269         --         0.75                (0.74)
                                    2010      225,841             9.89     2,233,215       0.01         0.75                (0.74)

  MSF MetLife Mid Cap Stock         2014       89,769            26.88     2,413,146       0.99         0.00                  9.38
     Index Division                 2013       75,310            24.58     1,850,909       1.01         0.75                 32.15
                                    2012       55,434            18.60     1,030,936       0.95         0.75                 16.72
                                    2011       45,251            15.93       721,033       0.85         0.75                (2.63)
                                    2010       16,395            16.36       268,286       0.33         0.75                 25.34

  MSF MetLife Stock Index           2014       65,005            25.16     1,635,838       1.58         0.00                 13.24
     Division                       2013       51,983            22.22     1,155,161       1.59         0.75                 31.03
                                    2012       38,312            16.96       649,732       1.65         0.75                 14.89
                                    2011       30,622            14.76       452,000       1.59         0.75                  1.08
                                    2010        9,669            14.60       141,202       0.32         0.75                 13.96

  MSF MFS Total Return              2014       82,110            18.66     1,531,850       2.31         0.00                  8.53
     Division                       2013       74,950            17.19     1,288,425       2.23         0.75                 18.10
                                    2012       52,772            14.56       768,117       2.75         0.75                 10.75
                                    2011       45,039            13.14       591,929       2.49         0.75                  1.66
                                    2010       11,649            12.93       150,614       1.98         0.75                  9.25

  MSF MFS Value Division            2014       38,351            23.91       916,790       1.55         0.00                 10.69
                                    2013       29,952            21.60       646,851       1.57         0.75                 34.72
                                    2012       21,098            16.03       338,212       1.83         0.75                 15.78
                                    2011       18,944            13.85       262,298       1.42         0.75                  0.09
                                    2010        7,687            13.83       106,338       0.22         0.75                 10.59

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                       AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           -----------------------------------------   --------------------------------------------
                                                          UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                           LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS       HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------   ---------------   ----------   -------------  ----------   ----------------
  MSF MSCI EAFE Index Division      2014       44,189             16.67      736,637        2.44         0.00               (6.10)
                                    2013       40,746             17.75      723,370        2.93         0.75                20.95
                                    2012       36,006             14.68      528,481        2.91         0.75                17.44
                                    2011       30,544             12.50      381,740        2.19         0.75              (13.15)
                                    2010       10,115             14.39      145,564        1.31         0.75                 7.38

  MSF Russell 2000 Index            2014      876,017             27.06   23,705,012        1.16         0.75                 4.25
     Division                       2013      896,582             25.96   23,271,460        1.52         0.75                37.52
                                    2012      878,711             18.87   16,584,787        1.14         0.75                15.48
                                    2011      889,321             16.34   14,535,175        1.07         0.75               (4.82)
                                    2010      856,563             17.17   14,707,645        1.08         0.75                25.97

  Putnam VT Diversified             2014        7,307             25.08      183,256        8.04         0.75               (0.07)
     Income Division                2013        7,255             25.10      182,098        3.38         0.75                 7.27
                                    2012        7,406             23.40      173,277        5.92         0.75                10.97
                                    2011        9,539             21.08      201,120       10.26         0.75               (3.75)
                                    2010       11,410             21.91      249,940       14.27         0.75                12.18

  Putnam VT Equity Income           2014      274,932             26.77    7,360,583        1.85         0.75                12.12
     Division                       2013      269,695             23.88    6,439,791        2.07         0.75                31.73
                                    2012      261,935             18.13    4,747,824        2.47         0.75                18.72
                                    2011      267,210             15.27    4,079,579        1.94         0.75                 1.31
                                    2010      249,429             15.07    3,758,865        2.05         0.75                11.98

  Putnam VT Global Asset            2014        8,286             45.29      375,272        2.58         0.75                 8.89
     Allocation Division            2013        9,400             41.59      390,989        2.07         0.75                18.88
                                    2012        9,576             34.99      335,022        0.98         0.75                13.64
                                    2011        9,521             30.79      293,119        4.57         0.75               (0.92)
                                    2010        9,459             31.07      293,920        5.77         0.75                14.16

  Putnam VT Global Equity           2014        8,800             36.48      321,046        0.60         0.75                 1.01
     Division                       2013        8,688             36.12      313,818        1.66         0.75                31.29
                                    2012        8,582             27.51      236,094        1.92         0.75                19.65
                                    2011        9,026             22.99      207,544        2.15         0.75               (5.49)
                                    2010        8,908             24.33      216,734        2.40         0.75                 9.40

  Putnam VT Global Utilities        2014          580             33.09       19,186        2.92         0.75                14.03
     Division                       2013          560             29.02       16,244        2.61         0.75                13.17
                                    2012          567             25.64       14,526        3.94         0.75                 4.56
                                    2011          543             24.52       13,318        4.86         0.75               (5.90)
                                    2010          719             26.06       18,745        4.56         0.75                 1.34

  Putnam VT Growth and Income       2014        4,858             66.55      323,303        1.53         0.75                10.21
     Division                       2013        4,753             60.39      287,025        1.91         0.75                35.00
                                    2012        5,264             44.73      235,455        2.02         0.75                18.81
                                    2011        8,004             37.65      301,333        1.51         0.75               (5.15)
                                    2010        8,247             39.70      327,380        1.75         0.75                13.86

  Putnam VT High Yield              2014      248,803     33.13 - 33.60    8,244,608        6.15         0.75                 1.15
     Division                       2013      249,237     32.75 - 33.22    8,165,022        7.24         0.75                 7.30
                                    2012      272,981     30.52 - 30.96    8,334,591        7.64         0.75                15.47
                                    2011      282,385     26.43 - 26.81    7,466,951        7.88         0.75                 1.09
                                    2010      270,507     26.15 - 26.53    7,076,309        7.12         0.75                13.68

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO         NET          INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)    ASSETS ($)      RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------   -----------   -------------  ----------   ----------------
  Putnam VT Income Division         2014      299,904     32.22 - 32.48     9,662,325       6.25          0.75                 5.88
                                    2013      313,984     30.43 - 30.68     9,553,964       4.14          0.75                 1.37
                                    2012      345,085     30.02 - 30.26    10,358,530       5.16          0.75                10.23
                                    2011      350,108     27.23 - 27.45     9,533,747       8.59          0.75                 4.37
                                    2010      340,249     26.09 - 26.30     8,877,182      10.84          0.75                 9.40

  Putnam VT International           2014        9,748             25.30       246,679       1.22          0.75               (7.28)
     Equity Division                2013       10,690             27.29       291,732       1.61          0.75                27.48
                                    2012       10,395             21.41       222,530       2.43          0.75                21.30
                                    2011       11,991             17.65       211,635       3.40          0.75              (17.33)
                                    2010       11,438             21.35       244,191       3.98          0.75                 9.44

  Putnam VT International           2014        4,258             20.99        89,392       0.30          0.75               (6.60)
     Growth Division                2013        4,609             22.48       103,607       1.43          0.75                21.78
                                    2012        4,367             18.46        80,600       1.71          0.75                20.33
                                    2011        4,277             15.34        65,604       2.72          0.75              (18.26)
                                    2010        4,849             18.77        90,995       3.07          0.75                11.64

  Putnam VT International           2014        2,848             22.17        63,131       1.50          0.75               (9.97)
     Value Division                 2013        2,812             24.62        69,245       2.71          0.75                21.72
                                    2012        2,843             20.23        57,510       3.27          0.75                20.89
                                    2011        2,946             16.73        49,295       2.97          0.75              (14.16)
                                    2010        3,237             19.49        63,109       3.63          0.75                 6.61

  Putnam VT Investors Division      2014        1,788             18.10        32,353       1.41          0.75                13.39
                                    2013        1,741             15.96        27,790       1.64          0.75                34.51
                                    2012        1,524             11.87        18,085       1.62          0.75                16.18
                                    2011        1,762             10.21        17,992       1.33          0.75               (0.46)
                                    2010        1,689             10.26        17,332       1.43          0.75                13.38

  Putnam VT Money Market            2014      116,619              1.40       163,171       0.01          0.75               (0.74)
     Division                       2013      111,257              1.41       156,826       0.01          0.75               (0.74)
                                    2012      121,779              1.42       172,932       0.01          0.75               (0.74)
                                    2011      419,146              1.43       599,640       0.01          0.75               (0.69)
                                    2010      426,273              1.44       614,358       0.04          0.75               (0.71)

  Putnam VT Multi-Cap Growth        2014      240,703     44.23 - 44.47    10,701,922       0.51          0.75                12.95
     Division                       2013      242,395     39.16 - 39.37     9,541,216       0.72          0.75                35.72
                                    2012      241,735     28.85 - 29.01     7,010,569       0.49          0.75                16.21
                                    2011      243,345     24.83 - 24.96     6,072,776       0.39          0.75               (5.59)
                                    2010      241,160     26.30 - 26.44     6,374,310       0.57          0.75                18.98

  Putnam VT Voyager Division        2014       90,729     98.70 - 98.91     8,973,104       0.96          0.75                 9.17
                                    2013       94,196     90.41 - 90.60     8,533,494       1.01          0.75                43.02
                                    2012       95,562     63.21 - 63.35     6,053,105       0.39          0.75                13.65
                                    2011      102,015     55.62 - 55.74     5,685,867       0.28          0.75              (18.25)
                                    2010      101,745     68.04 - 68.19     6,937,095       1.46          0.75                20.17

  T. Rowe Price ES Equity           2014        1,465             41.53        60,822       1.73          0.75                 6.57
     Income Division                2013        1,716             38.97        66,879       1.53          0.75                28.75
                                    2012        1,826             30.27        55,259       2.15          0.75                16.27
                                    2011        1,543             26.03        40,161       1.77          0.75               (1.45)
                                    2010        1,588             26.42        41,950       1.91          0.75                14.16

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                        AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ------------------------------------------   --------------------------------------------
                                                           UNIT VALUE                   INVESTMENT(1)                TOTAL RETURN(3)
                                                            LOWEST TO          NET         INCOME      EXPENSE(2)       LOWEST TO
                                              UNITS        HIGHEST ($)     ASSETS ($)     RATIO (%)     RATIO (%)      HIGHEST (%)
                                           ----------    --------------   -----------   -------------  ----------   ----------------
  T. Rowe Price ES Mid-Cap          2014        4,483             60.18       269,817         --          0.75                12.27
     Growth Division                2013        4,483             53.60       240,288         --          0.75                35.67
                                    2012        4,650             39.51       183,723         --          0.75                13.04
                                    2011        4,771             34.95       166,759         --          0.75               (2.01)
                                    2010        4,790             35.67       170,867         --          0.75                27.16

  T. Rowe Price ES New              2014      226,669             50.43    11,430,429         --          0.75                 8.52
     America Growth Division        2013      229,382             46.47    10,659,381         --          0.75                36.98
                                    2012      232,511             33.92     7,887,886       0.48          0.75                12.27
                                    2011      249,942             30.22     7,552,263       0.22          0.75               (1.81)
                                    2010      253,284             30.77     7,794,267       0.20          0.75                18.76

  T. Rowe Price ES Personal         2014      576,005     43.30 - 43.76    25,208,153       1.64          0.75                 4.41
     Strategy Balanced Division     2013      598,815     41.47 - 41.91    25,098,776       1.51          0.75                17.05
                                    2012      614,271     35.43 - 35.81    21,996,484       1.97          0.75                14.28
                                    2011      626,469     31.01 - 31.33    19,629,948       2.07          0.75               (1.07)
                                    2010      653,600     31.34 - 31.67    20,701,355       2.37          0.75                12.86

  T. Rowe Price FIS                 2014      941,105              8.33     7,841,718       1.25          0.75               (0.11)
     Limited-Term Bond Division     2013      921,622              8.34     7,687,971       1.55          0.75               (0.62)
                                    2012    1,005,496              8.39     8,439,879       2.03          0.75                 1.70
                                    2011      994,207              8.25     8,205,547       2.38          0.75                 0.84
                                    2010      995,044              8.18     8,143,820       2.85          0.75                 2.33

  UIF Global Infrastructure         2014        3,611             53.73       193,999       2.37          0.00                15.48
     Division                       2013        3,817             46.53       177,583       2.91          0.90                16.85
                                    2012        3,789             39.82       150,882       2.26          0.90                17.62
                                    2011        5,391             33.85       182,483       2.83          0.90                15.03
                                    2010        4,680             29.43       137,735       3.06          0.90                 5.97

  UIF Global Tactical Asset         2014       20,067             11.19       224,480       0.83          0.00                 2.05
     Allocation Division            2013       21,154             10.96       231,894       0.11          0.75                 9.25
     (Commenced 4/29/2013)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series or fund in which the Division invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series or fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013
  and 2012:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  47
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  57
     Note 9 -- Derivatives...........................................................................  82
     Note 10 -- Fair Value...........................................................................  96
     Note 11 -- Goodwill............................................................................. 126
     Note 12 -- Long-term and Short-term Debt........................................................ 128
     Note 13 -- Equity............................................................................... 131
     Note 14 -- Other Expenses....................................................................... 137
     Note 15 -- Employee Benefit Plans............................................................... 138
     Note 16 -- Income Tax........................................................................... 152
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 156
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 165
     Note 19 -- Related Party Transactions........................................................... 166
Financial Statement Schedules at December 31, 2014 and 2013 and for the Years Ended December 31,
  2014, 2013 and 2012:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 167
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 168
 Schedule IV -- Consolidated Reinsurance............................................................. 170

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 27, 2015

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                            2014        2013
                                                         ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at
   estimated fair value (amortized cost: $173,604 and
   $165,371, respectively; includes $160 and $157,
   respectively, relating to variable interest
   entities)............................................ $   188,911 $   173,746
 Equity securities available-for-sale, at estimated
   fair value (cost: $1,926 and $1,813, respectively)...       2,065       1,892
 Trading and fair value option securities, at
   estimated fair value (includes $654 and $662,
   respectively, of actively traded securities; and
   $15 and $23, respectively, relating to variable
   interest entities)...................................         705         723
 Mortgage loans (net of valuation allowances of $258
   and $272, respectively; includes $308 and $338,
   respectively, under the fair value option)...........      49,059      46,024
 Policy loans...........................................       8,491       8,421
 Real estate and real estate joint ventures (includes
   $8 and $1,141, respectively, relating to variable
   interest entities; includes $78 and $40,
   respectively, of real estate held-for-sale)..........       7,874       7,798
 Other limited partnership interests (includes $34 and
   $53, respectively, relating to variable interest
   entities)............................................       4,926       4,716
 Short-term investments, principally at estimated fair
   value................................................       4,474       5,962
 Other invested assets (includes $56 and $78,
   respectively, relating to variable interest
   entities)............................................      14,209      10,589
                                                         ----------- -----------
   Total investments....................................     280,714     259,871
Cash and cash equivalents, principally at estimated
 fair value (includes $2 and $21, respectively,
 relating to variable interest entities)................       1,993       1,098
Accrued investment income (includes $3 and $2,
 respectively, relating to variable interest entities)..       2,293       2,249
Premiums, reinsurance and other receivables (includes
 $2 and $7, respectively, relating to variable
 interest entities).....................................      23,439      23,637
Deferred policy acquisition costs and value of
 business acquired......................................       5,975       6,416
Other assets (includes $4 and $24, respectively,
 relating to variable interest entities)................       4,469       4,716
Separate account assets.................................     139,335     134,796
                                                         ----------- -----------
   Total assets......................................... $   458,218 $   432,783
                                                         =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits.................................. $   117,402 $   111,963
Policyholder account balances...........................      95,902      92,498
Other policy-related balances...........................       5,840       5,671
Policyholder dividends payable..........................         615         601
Policyholder dividend obligation........................       3,155       1,771
Payables for collateral under securities loaned and
 other transactions.....................................      24,167      21,096
Short-term debt.........................................         100         175
Long-term debt (includes $91 and $520, respectively,
 at estimated fair value, relating to variable
 interest entities).....................................       2,027       2,828
Current income tax payable..............................          44         365
Deferred income tax liability (includes $0 and $1,
 respectively, at estimated fair value, relating to
 variable interest entities)............................       3,835       1,785
Other liabilities (includes $17 and $31, respectively,
 relating to variable interest entities)................      33,447      32,180
Separate account liabilities............................     139,335     134,796
                                                         ----------- -----------
   Total liabilities....................................     425,869     405,729
                                                         ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.....................          --         774
                                                         ----------- -----------
Equity
Metropolitan Life Insurance Company stockholder's
 equity:
 Common stock, par value $0.01 per share;
   1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding...............................           5           5
 Additional paid-in capital.............................      14,448      14,515
 Retained earnings......................................      12,470       9,352
 Accumulated other comprehensive income (loss)..........       5,034       2,158
                                                         ----------- -----------
   Total Metropolitan Life Insurance Company
    stockholder's equity................................      31,957      26,030
Noncontrolling interests................................         392         250
                                                         ----------- -----------
     Total equity.......................................      32,349      26,280
                                                         ----------- -----------
     Total liabilities and equity....................... $   458,218 $   432,783
                                                         =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                         2014       2013       2012
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   21,384 $   20,475 $   19,880
Universal life and investment-type product policy fees...............      2,466      2,363      2,239
Net investment income................................................     11,893     11,785     11,852
Other revenues.......................................................      1,808      1,699      1,730
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......       (16)       (81)      (214)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................       (10)       (47)         22
 Other net investment gains (losses).................................        169        176      (138)
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................        143         48      (330)
 Net derivative gains (losses).......................................      1,037    (1,070)        675
                                                                      ---------- ---------- ----------
     Total revenues..................................................     38,731     35,300     36,046
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     23,855     23,032     22,269
Interest credited to policyholder account balances...................      2,174      2,253      2,390
Policyholder dividends...............................................      1,240      1,205      1,295
Other expenses.......................................................      6,071      5,988      6,394
                                                                      ---------- ---------- ----------
     Total expenses..................................................     33,340     32,478     32,348
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      5,391      2,822      3,698
Provision for income tax expense (benefit)...........................      1,532        681      1,055
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      3,859      2,141      2,643
Income (loss) from discontinued operations, net of income tax........        (3)          1         40
                                                                      ---------- ---------- ----------
Net income (loss)....................................................      3,856      2,142      2,683
Less: Net income (loss) attributable to noncontrolling interests.....        (5)        (7)          2
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    3,861 $    2,149 $    2,681
                                                                      ========== ========== ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                        2014      2013      2012
                                                                      --------- --------- ---------
Net income (loss).................................................... $   3,856 $   2,142 $   2,683
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     4,165   (3,337)     2,502
 Unrealized gains (losses) on derivatives............................     1,288     (691)     (241)
 Foreign currency translation adjustments............................      (44)        22      (30)
 Defined benefit plans adjustment....................................   (1,001)     1,191     (766)
                                                                      --------- --------- ---------
Other comprehensive income (loss), before income tax.................     4,408   (2,815)     1,465
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................   (1,532)       965     (511)
                                                                      --------- --------- ---------
Other comprehensive income (loss), net of income tax.................     2,876   (1,850)       954
                                                                      --------- --------- ---------
Comprehensive income (loss)..........................................     6,732       292     3,637
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................       (5)       (7)         2
                                                                      --------- --------- ---------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $   6,737 $     299 $   3,635
                                                                      ========= ========= =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              Total
                                                                           Metropolitan
                                                             Accumulated  Life Insurance
                                       Additional               Other        Company
                                Common  Paid-in   Retained  Comprehensive Stockholder's  Noncontrolling  Total
                                Stock   Capital   Earnings  Income (Loss)     Equity       Interests     Equity
                                ------ ---------- --------- ------------- -------------- -------------- ---------
Balance at December 31, 2011... $    5 $  14,506  $   6,973   $     3,054     $   24,538     $      182 $  24,720
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                1                                       1                        1
Dividends on common stock......                     (1,023)                      (1,023)                  (1,023)
Change in equity of
 noncontrolling interests......                                                       --            108       108
Net income (loss)..............                       2,681                        2,681              2     2,683
Other comprehensive income
 (loss), net of income tax.....                                       954            954                      954
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2012...      5    14,510      8,631         4,008         27,154            292    27,446
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                3                                       3                        3
Excess tax benefits related to
 stock-based compensation......                2                                       2                        2
Dividends on common stock......                     (1,428)                      (1,428)                  (1,428)
Change in equity of
 noncontrolling interests......                                                       --           (35)      (35)
Net income (loss)..............                       2,149                        2,149            (7)     2,142
Other comprehensive income
 (loss), net of income tax.....                                   (1,850)        (1,850)                  (1,850)
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2013...      5    14,515      9,352         2,158         26,030            250    26,280
                                ====== =========  =========   ===========     ==========     ========== =========
Capital contributions from
 MetLife, Inc. (Note 13).......                4                                       4                        4
Returns of capital.............             (76)                                    (76)                     (76)
Excess tax benefits related to
 stock-based compensation......                5                                       5                        5
Dividends on common stock......                       (708)                        (708)                    (708)
Dividend of subsidiary
 (Note 3)......................                        (35)                         (35)                     (35)
Change in equity of
 noncontrolling interests......                                                       --            147       147
Net income (loss)..............                       3,861                        3,861            (5)     3,856
Other comprehensive income
 (loss), net of income tax.....                                     2,876          2,876             --     2,876
                                ------ ---------  ---------   -----------     ----------     ---------- ---------
Balance at December 31, 2014... $    5 $  14,448  $  12,470   $     5,034     $   31,957     $      392 $  32,349
                                ====== =========  =========   ===========     ==========     ========== =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                           2014        2013        2012
                                                                                        ----------- ----------- -----------
Cash flows from operating activities
Net income (loss)...................................................................... $     3,856 $     2,142 $     2,683
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................         460         429         416
  Amortization of premiums and accretion of discounts associated with investments, net.       (664)       (738)       (698)
  (Gains) losses on investments and from sales of businesses, net......................       (138)        (49)         272
  (Gains) losses on derivatives, net...................................................       (902)       1,059       (561)
  (Income) loss from equity method investments, net of dividends or distributions......         374         195          42
  Interest credited to policyholder account balances...................................       2,174       2,253       2,390
  Universal life and investment-type product policy fees...............................     (2,466)     (2,363)     (2,239)
  Change in trading and fair value option securities...................................           2          25       (100)
  Change in accrued investment income..................................................         242         108          22
  Change in premiums, reinsurance and other receivables................................         711       (368)       (422)
  Change in deferred policy acquisition costs and value of business acquired, net......         271        (82)         359
  Change in income tax.................................................................         229         334        (28)
  Change in other assets...............................................................         465         471         361
  Change in insurance-related liabilities and policy-related balances..................       2,672       3,032       1,915
  Change in other liabilities..........................................................     (1,086)       (381)         170
  Other, net...........................................................................           1         (7)        (46)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) operating activities....................................       6,201       6,060       4,536
                                                                                        ----------- ----------- -----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................      63,068      71,396      52,889
  Equity securities....................................................................         186         206         245
  Mortgage loans.......................................................................      11,605      10,655       8,668
  Real estate and real estate joint ventures...........................................         976          87         721
  Other limited partnership interests..................................................         375         449         585
Purchases of:
  Fixed maturity securities............................................................    (69,256)    (70,760)    (62,136)
  Equity securities....................................................................       (173)       (461)       (393)
  Mortgage loans.......................................................................    (14,769)    (12,032)     (9,448)
  Real estate and real estate joint ventures...........................................     (1,876)     (1,427)     (1,447)
  Other limited partnership interests..................................................       (773)       (675)       (660)
Cash received in connection with freestanding derivatives..............................         740         560         634
Cash paid in connection with freestanding derivatives..................................     (1,050)     (1,171)       (443)
Dividend of subsidiary.................................................................        (49)          --          --
Receipts on loans to affiliates........................................................          75          --          --
Issuances of loans to affiliates.......................................................       (100)          --          --
Purchases of loans to affiliates.......................................................       (437)          --          --
Net change in policy loans.............................................................        (70)        (57)        (50)
Net change in short-term investments...................................................       1,472         900       (567)
Net change in other invested assets....................................................       (254)       (460)       (791)
Net change in property, equipment and leasehold improvements...........................       (140)        (76)        (71)
Other, net.............................................................................          17          --          --
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) investing activities.................................... $  (10,433) $   (2,866) $  (12,264)
                                                                                        ----------- ----------- -----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)


                                                                                         2014        2013        2012
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    54,902 $    50,018 $    61,647
  Withdrawals........................................................................    (51,210)    (52,020)    (56,373)
Net change in payables for collateral under securities loaned and other transactions.       3,071     (1,365)       2,181
Net change in short-term debt........................................................       (320)          75         (1)
Long-term debt issued................................................................           4         481          79
Long-term debt repaid................................................................       (390)        (27)        (81)
Cash received in connection with redeemable noncontrolling interests.................          --         774          --
Dividends on common stock............................................................       (708)     (1,428)     (1,023)
Other, net...........................................................................       (222)         (5)         611
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................       5,127     (3,497)       7,040
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................         895       (303)       (688)
Cash and cash equivalents, beginning of year.........................................       1,098       1,401       2,089
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,993 $     1,098 $     1,401
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest........................................................................... $       150 $       152 $       151
                                                                                      =========== =========== ===========
  Income tax......................................................................... $     1,304 $       822 $       842
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         4 $         3 $         3
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $         3 $        18 $       264
                                                                                      =========== =========== ===========
  Deconsolidation of MetLife Core Property Fund (see Note 8):
   Reduction of redeemable noncontrolling interests.................................. $       774 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of long-term debt....................................................... $       413 $        -- $        --
                                                                                      =========== =========== ===========
   Reduction of real estate and real estate joint ventures........................... $     1,132 $        -- $        --
                                                                                      =========== =========== ===========
  Issuance of short-term debt........................................................ $       245 $        -- $        --
                                                                                      =========== =========== ===========
  Returns of capital................................................................. $        76 $        -- $        --
                                                                                      =========== =========== ===========
  Disposal of subsidiary:
   Assets disposed................................................................... $        69 $        -- $        --
   Liabilities disposed..............................................................        (34)          --          --
                                                                                      ----------- ----------- -----------
   Net assets disposed...............................................................          35          --          --
   Cash disposed.....................................................................        (49)          --          --
   Dividend of interests in subsidiary...............................................          14          --          --
                                                                                      ----------- ----------- -----------
   Loss on dividend of interests in subsidiary....................................... $        -- $        -- $        --
                                                                                      =========== =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company early adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported in the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2014 presentation. Certain derivatives (gains) losses were previously reported in: (i) (gains) losses on investments and from sales of businesses, net; and (ii) other, net and were reclassified to (gains) losses on derivatives, net. The following table presents such reclassifications, all within cash flows from operating activities, in the consolidated statements of cash flows:

                                                                 Years Ended December 31,
                                                                 -----------------------
                                                                    2013         2012
-                                                                -------      -------
                                                                  (In millions)
(Gains) losses on investments and from sales of businesses, net. $(1,161)      $ 460
Other, net...................................................... $   102       $ 101
(Gains) losses on derivatives, net.............................. $ 1,059       $(561)

   Additionally, certain amounts in the prior years' footnotes have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Goodwill                                                                              11
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Historic actual and expected future
    non-dividend-paying traditional       gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively Traded Securities") and investments for which the fair value option ("FVO") has been elected ("FVO Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.
    . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.
    . Funds withheld which represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in operating joint ventures that engage in insurance underwriting activities and are accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc, has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
  .  the jurisdiction in which the deferred tax asset was generated;
  . the length of time that carryforward can be utilized in the various taxing jurisdiction;
  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.3 billion and $1.2 billion at December 31, 2014 and 2013, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $721 million and $667 million at December 31, 2014 and 2013, respectively. Related depreciation and amortization expense was $123 million, $115 million and $121 million for the years ended December 31, 2014, 2013 and 2012, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.0 billion at December 31, 2014 and 2013, respectively. Accumulated amortization of capitalized software was $882 million and $739 million at December 31, 2014 and 2013, respectively. Related amortization expense was $145 million, $144 million and $143 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2014, the FASB issued new guidance on transfers and servicing ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, Investments -- Equity Method and Joint Ventures (Topic 323):
Accounting for Investments in Qualified Affordable Housing Projects), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the statement of operations as a component of income tax expense (benefit). The adoption of this new guidance will not have an impact on the Company's consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment ("AD&D") coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers LTC, critical illness and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients, as well as direct and digital marketing products), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2014, 2013 and 2012 and at December 31, 2014 and 2013. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

   MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife, Inc.'s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Effective January 1, 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, including revising the Company's capital allocation methodology. The changes will be applied retrospectively beginning with the first quarter of 2015. The changes will not impact total consolidated operating earnings or net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                  Operating Results
                                                   ------------------------------------------------
                                                              Group,
                                                            Voluntary  Corporate
                                                            & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2014                        Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums.......................................... $  4,081  $14,381    $ 2,794  $    128  $ 21,384  $     --    $   21,384
Universal life and investment-type product policy
 fees.............................................    1,505      716        191        --     2,412        54         2,466
Net investment income.............................    5,402    1,783      4,892       288    12,365     (472)        11,893
Other revenues....................................      430      415        287       676     1,808        --         1,808
Net investment gains (losses).....................       --       --         --        --        --       143           143
Net derivative gains (losses).....................       --       --         --        --        --     1,037         1,037
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total revenues..................................   11,418   17,295      8,164     1,092    37,969       762        38,731
                                                   --------  -------    -------  --------  --------  --------    ----------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................    6,379   13,823      4,771        77    25,050        45        25,095
Interest credited to policyholder account
 balances.........................................      988      155      1,020        --     2,163        11         2,174
Capitalization of DAC.............................    (376)     (17)       (30)       (1)     (424)        --         (424)
Amortization of DAC and VOBA......................      536       26         17        --       579       116           695
Interest expense on debt..........................        6        2         10       132       150         1           151
Other expenses....................................    1,797    2,135        492     1,231     5,655       (6)         5,649
                                                   --------  -------    -------  --------  --------  --------    ----------
  Total expenses..................................    9,330   16,124      6,280     1,439    33,173       167        33,340
                                                   --------  -------    -------  --------  --------  --------    ----------
Provision for income tax expense (benefit)........      733      430        659     (500)     1,322       210         1,532
                                                   --------  -------    -------  --------  --------              ----------
Operating earnings................................ $  1,355  $   741    $ 1,225  $    153     3,474
                                                   ========  =======    =======  ========
Adjustments to:...................................
  Total revenues..................................                                              762
  Total expenses..................................                                            (167)
  Provision for income tax (expense) benefit......                                            (210)
                                                                                           --------
Income (loss) from continuing operations, net of
 income tax.......................................                                         $  3,859              $    3,859
                                                                                           ========              ==========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  180,572 $  43,161  $  205,088 $  29,397 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2013                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,992  $ 13,732  $  2,675  $     76  $ 20,475  $      --   $  20,475
Universal life and investment-type product
 policy fees...............................    1,397       688       211        --     2,296         67       2,363
Net investment income......................    5,385     1,790     4,611       431    12,217      (432)      11,785
Other revenues.............................      328       404       273       694     1,699         --       1,699
Net investment gains (losses)..............       --        --        --        --        --         48          48
Net derivative gains (losses)..............       --        --        --        --        --    (1,070)     (1,070)
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total revenues...........................   11,102    16,614     7,770     1,201    36,687    (1,387)      35,300
                                            --------  --------  --------  --------  --------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,246    13,191     4,723        67    24,227         10      24,237
Interest credited to policyholder account
 balances..................................      988       156     1,092        --     2,236         17       2,253
Capitalization of DAC......................    (517)      (20)      (25)        --     (562)         --       (562)
Amortization of DAC and VOBA...............      447        25        19        --       491      (230)         261
Interest expense on debt...................        5         1        10       134       150          3         153
Other expenses.............................    2,280     1,988       489     1,348     6,105         31       6,136
                                            --------  --------  --------  --------  --------  ---------   ---------
  Total expenses...........................    9,449    15,341     6,308     1,549    32,647      (169)      32,478
                                            --------  --------  --------  --------  --------  ---------   ---------
Provision for income tax expense (benefit).      579       446       512     (421)     1,116      (435)         681
                                            --------  --------  --------  --------  --------              ---------
Operating earnings......................... $  1,074  $    827  $    950  $     73     2,924
                                            ========  ========  ========  ========
Adjustments to:
  Total revenues...........................                                          (1,387)
  Total expenses...........................                                              169
  Provision for income tax (expense)
   benefit.................................                                              435
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,141              $   2,141
                                                                                    ========              =========

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2013            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)
Total assets................. $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets...... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities. $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                           Operating Results
                                            ------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                         Total
Year Ended December 31, 2012                 Retail   Benefits   Funding   & Other   Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- -------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  3,997  $13,274    $ 2,608  $      1  $ 19,880  $     --     $ 19,880
Universal life and investment-type product
 policy fees...............................    1,332      663        194        --     2,189        50        2,239
Net investment income......................    5,384    1,680      4,519       554    12,137     (285)       11,852
Other revenues.............................      265      398        252       815     1,730        --        1,730
Net investment gains (losses)..............       --       --         --        --        --     (330)        (330)
Net derivative gains (losses)..............       --       --         --        --        --       675          675
                                            --------  -------    -------  --------  --------  --------     --------
  Total revenues...........................   10,978   16,015      7,573     1,370    35,936       110       36,046
                                            --------  -------    -------  --------  --------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,294   12,580      4,552       (1)    23,425       139       23,564
Interest credited to policyholder account
 balances..................................    1,002      167      1,192        --     2,361        29        2,390
Capitalization of DAC......................    (584)     (24)       (24)        --     (632)        --        (632)
Amortization of DAC and VOBA...............      656       29         12         2       699       292          991
Interest expense on debt...................        5        1          9       133       148         4          152
Other expenses.............................    2,341    1,901        438     1,196     5,876         7        5,883
                                            --------  -------    -------  --------  --------  --------     --------
  Total expenses...........................    9,714   14,654      6,179     1,330    31,877       471       32,348
                                            --------  -------    -------  --------  --------  --------     --------
Provision for income tax expense (benefit).      442      477        488     (236)     1,171     (116)        1,055
                                            --------  -------    -------  --------  --------               --------
Operating earnings......................... $    822  $   884    $   906  $    276     2,888
                                            ========  =======    =======  ========
Adjustments to:
  Total revenues...........................                                              110
  Total expenses...........................                                            (471)
  Provision for income tax (expense)
   benefit.................................                                              116
                                                                                    --------
Income (loss) from continuing operations,
 net of income tax.........................                                         $  2,643               $  2,643
                                                                                    ========               ========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2014      2013      2012
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance................ $  13,865 $  13,482 $  13,424
          Accident and health insurance.     7,247     6,873     6,458
          Annuities.....................     4,352     4,007     3,800
          Non-insurance.................       194       175       167
                                         --------- --------- ---------
           Total........................ $  25,658 $  24,537 $  23,849
                                         ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.8 billion, $2.5 billion and $2.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively, which represented 11%, 10% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2014, 2013 and 2012.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                 -------------------
                                                   2014      2013
                                                 --------- ---------
                                                    (In millions)
           Retail............................... $  91,868 $  91,575
           Group, Voluntary & Worksite Benefits.    28,805    28,035
           Corporate Benefit Funding............    97,953    89,941
           Corporate & Other....................       518       581
                                                 --------- ---------
            Total............................... $ 219,144 $ 210,132
                                                 ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 11%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2014 and 2013. Participating policies represented 27%, 28% and 29% of gross life insurance premiums for the years ended
December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                      Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                    Universal and Variable
                                  Annuity Contracts    Life Contracts
                                  ----------------- ---------------------
                                                    Secondary    Paid-Up
                                   GMDBs    GMIBs   Guarantees  Guarantees  Total
                                  -------- -------- ----------  ---------- --------
                                                   (In millions)
Direct
Balance at January 1, 2012....... $     84 $    158   $    261     $    58 $    561
Incurred guaranteed benefits.....       31      174         79          10      294
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....      109      332        340          68      849
Incurred guaranteed benefits.....       44       58         77           6      185
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      148      390        417          74    1,029
Incurred guaranteed benefits.....       51       68        124           8      251
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    196 $    458   $    541     $    82 $  1,277
                                  ======== ========   ========     ======= ========
Ceded
Balance at January 1, 2012....... $     62 $     52   $    212     $    41 $    367
Incurred guaranteed benefits.....       30       58         53           6      147
Paid guaranteed benefits.........      (6)       --         --          --      (6)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       86      110        265          47      508
Incurred guaranteed benefits.....       39       14         49           4      106
Paid guaranteed benefits.........      (5)       --         --          --      (5)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....      120      124        314          51      609
Incurred guaranteed benefits (1).     (80)    (100)        (9)           6    (183)
Paid guaranteed benefits.........      (3)       --         --          --      (3)
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $     37 $     24   $    305     $    57 $    423
                                  ======== ========   ========     ======= ========
Net
Balance at January 1, 2012....... $     22 $    106   $     49     $    17 $    194
Incurred guaranteed benefits.....        1      116         26           4      147
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2012.....       23      222         75          21      341
Incurred guaranteed benefits.....        5       44         28           2       79
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2013.....       28      266        103          23      420
Incurred guaranteed benefits.....      131      168        133           2      434
Paid guaranteed benefits.........       --       --         --          --       --
                                  -------- --------   --------     ------- --------
Balance at December 31, 2014..... $    159 $    434   $    236     $    25 $    854
                                  ======== ========   ========     ======= ========

--------

(1)See Note 6.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2014      2013
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,995 $  24,915
                      Balanced........    22,759    22,481
                      Bond............     4,561     4,551
                      Money Market....       150       179
                                       --------- ---------
                       Total.......... $  52,465 $  52,126
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct and assumed business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier and Other Annuities

   Two tier annuities are defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. Other annuities are defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2014                         2013
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $    62,810    $    29,474   $    62,763    $    28,934
Separate account value..................  $    51,077    $    28,347   $    50,700    $    27,738
Net amount at risk......................  $       702    $       244   $       641    $       123
Average attained age of contractholders.     65 years       63 years      64 years       62 years
Two Tier and Other Annuities
Account value...........................          N/A    $       456           N/A    $       397
Net amount at risk......................          N/A    $       153           N/A    $       123
Average attained age of contractholders.          N/A       55 years           N/A       54 years

                                                               December 31,
                                              -----------------------------------------------
                                                       2014                    2013
                                              ----------------------- -----------------------
                                              Secondary    Paid-Up    Secondary    Paid-Up
                                              Guarantees  Guarantees  Guarantees  Guarantees
                                              ----------- ----------- ----------- -----------
                                                               (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account). $     8,213 $     1,091 $     7,871 $     1,125
Net amount at risk........................... $    78,758 $     8,164 $    81,888 $     8,701
Average attained age of policyholders........    54 years    60 years    53 years    59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2014, 2013 and 2012, the Company issued $36.7 billion, $26.8 billion and $24.7 billion, respectively, and repaid $31.7 billion, $25.1 billion and $21.5 billion, respectively, of such funding

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)

agreements. At December 31, 2014 and 2013, liabilities for funding agreements outstanding, which are included in PABs, were $30.3 billion and $26.0 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                            December 31,
                                       ----------------------
                                          2014        2013
                                       ----------- ----------
                                           (In millions)
                   FHLB of NY......... $       661 $      700
                   FHLB of Des Moines. $        50 $       50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2014      2013        2014          2013
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,570 $  12,770 $  15,255 (2) $  14,287 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,932 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,141 (2) $   1,118 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2014     2013     2012
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  7,022 $  6,826 $  6,622
           Less: Reinsurance recoverables.      290      301      324
                                           -------- -------- --------
          Net balance at January 1,.......    6,732    6,525    6,298
                                           -------- -------- --------
          Incurred related to:
           Current year...................    5,099    4,762    4,320
           Prior years (1)................       --     (12)     (42)
                                           -------- -------- --------
             Total incurred...............    5,099    4,750    4,278
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,228)  (3,035)  (2,626)
           Prior years....................  (1,579)  (1,508)  (1,425)
                                           -------- -------- --------
             Total paid...................  (4,807)  (4,543)  (4,051)
                                           -------- -------- --------
          Net balance at December 31,.....    7,024    6,732    6,525
           Add: Reinsurance recoverables..      286      290      301
                                           -------- -------- --------
          Balance at December 31,......... $  7,310 $  7,022 $  6,826
                                           ======== ======== ========

--------

(1)During 2014, there were no changes to claims and claim adjustment expenses associated with prior years. During 2013 and 2012, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and AD&D claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.8 billion and $83.1 billion at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $55.5 billion and $51.7 billion at December 31, 2014 and 2013, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.25% and 2.23% at December 31, 2014 and 2013, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2014      2013      2012
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  6,338  $  5,752  $  6,244
Capitalizations..................................................      424       562       632
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (104)      227      (270)
 Other expenses..................................................     (583)     (478)     (709)
                                                                  --------  --------  --------
   Total amortization............................................     (687)     (251)     (979)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................     (170)      495      (145)
Other (1)........................................................       --      (220)       --
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,905     6,338     5,752
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       78        80        97
Amortization related to:
 Other expenses..................................................       (8)      (10)      (12)
                                                                  --------  --------  --------
   Total amortization............................................       (8)      (10)      (12)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       --         8        (5)
                                                                  --------  --------  --------
Balance at December 31,..........................................       70        78        80
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  5,975  $  6,416  $  5,832
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2014     2013
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,544 $  5,990
            Group, Voluntary & Worksite Benefits.      324      333
            Corporate Benefit Funding............      106       93
            Corporate & Other....................        1       --
                                                  -------- --------
             Total............................... $  5,975 $  6,416
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                                 Years Ended December 31,
                                                 ------------------------
                                                  2014     2013    2012
                                                  ------  ------  ------
                                                    (In millions)
           DSI
           Balance at January 1,................ $  175   $  180  $  184
           Capitalization.......................     10       15      22
           Amortization.........................   (28)     (20)    (26)
           Unrealized investment gains (losses).   (35)       --      --
                                                  ------  ------  ------
           Balance at December 31,.............. $  122   $  175  $  180
                                                  ======  ======  ======
           VODA and VOCRA
           Balance at January 1,................ $  325   $  353  $  378
           Amortization.........................   (30)     (28)    (25)
                                                  ------  ------  ------
           Balance at December 31,.............. $  295   $  325  $  353
                                                  ======  ======  ======
           Accumulated amortization............. $  162   $  132  $  104
                                                  ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2015.......................... $            9 $          30
          2016.......................... $            4 $          30
          2017.......................... $            5 $          28
          2018.......................... $            5 $          26
          2019.......................... $            5 $          24

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by certain affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2014       2013       2012
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  20,963  $  20,290  $  19,821
Reinsurance assumed...........................................     1,673      1,469      1,350
Reinsurance ceded.............................................    (1,252)    (1,284)    (1,291)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,384  $  20,475  $  19,880
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,029  $   2,913  $   2,763
Reinsurance assumed...........................................        48         41         39
Reinsurance ceded.............................................      (611)      (591)      (563)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,466  $   2,363  $   2,239
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $   1,040  $     970  $     887
Reinsurance assumed...........................................         2         (2)        (6)
Reinsurance ceded.............................................       766        731        849
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,808  $   1,699  $   1,730
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  23,978  $  23,305  $  22,677
Reinsurance assumed...........................................     1,416      1,225      1,208
Reinsurance ceded.............................................    (1,539)    (1,498)    (1,616)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  23,855  $  23,032  $  22,269
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,227  $   2,322  $   2,455
Reinsurance assumed...........................................        35         35         33
Reinsurance ceded.............................................       (88)      (104)       (98)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,174  $   2,253  $   2,390
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,132  $   5,028  $   5,328
Reinsurance assumed...........................................       399        427        479
Reinsurance ceded.............................................       540        533        587
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,071  $   5,988  $   6,394
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                              ----------------------------------------------------------------------------------
                                                2014                                      2013
                              ----------------------------------------- ----------------------------------------
                                                                Total                                    Total
                                                               Balance                                  Balance
                                Direct    Assumed    Ceded      Sheet     Direct   Assumed    Ceded      Sheet
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
                                                                (In millions)
Assets
Premiums, reinsurance and
 other receivables........... $    1,711 $     649 $  21,079  $  23,439 $    1,700 $    527 $  21,410  $  23,637
Deferred policy acquisition
 costs and value of business
 acquired....................      6,002       391      (418)     5,975      6,567      330      (481)     6,416
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total assets............... $    7,713 $   1,040 $  20,661  $  29,414 $    8,267 $    857 $  20,929  $  30,053
                              ========== ========= =========  ========= ========== ======== =========  =========
Liabilities
Future policy benefits....... $  115,143 $   2,259 $      --  $ 117,402 $  110,072 $  1,891 $      --  $ 111,963
Policyholder account
 balances....................     95,601       301        --     95,902     92,246      252        --     92,498
Other policy-related
 balances....................      5,353       455        32      5,840      5,416      294       (39)     5,671
Other liabilities............     10,350     7,020    16,077     33,447      8,690    7,046    16,444     32,180
                              ---------- --------- ---------  --------- ---------- -------- ---------  ---------
  Total liabilities.......... $  226,447 $  10,035 $  16,109  $ 252,591 $  216,424 $  9,483 $  16,405  $ 242,312
                              ========== ========= =========  ========= ========== ======== =========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion at both December 31, 2014 and 2013. The deposit liabilities on reinsurance were $6.8 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             ------------------------
                                                              2014    2013     2012
                                                             ------  ------  --------
                                                                   (In millions)
Premiums
Reinsurance assumed......................................... $  681  $  451  $    319
Reinsurance ceded...........................................    (36)    (45)      (54)
                                                             ------  ------  --------
 Net premiums............................................... $  645  $  406  $    265
                                                             ======  ======  ========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $   48  $   40  $     39
Reinsurance ceded...........................................   (240)   (221)     (216)
                                                             ------  ------  --------
 Net universal life and investment-type product policy fees. $ (192) $ (181) $   (177)
                                                             ======  ======  ========
Other revenues
Reinsurance assumed......................................... $    2  $   (2) $     (6)
Reinsurance ceded...........................................    713     675       790
                                                             ------  ------  --------
 Net other revenues......................................... $  715  $  673  $    784
                                                             ======  ======  ========
Policyholder benefits and claims
Reinsurance assumed......................................... $  623  $  402  $    334
Reinsurance ceded...........................................   (197)   (144)     (177)
                                                             ------  ------  --------
 Net policyholder benefits and claims....................... $  426  $  258  $    157
                                                             ======  ======  ========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $   33  $   31  $     30
Reinsurance ceded...........................................    (88)   (102)      (98)
                                                             ------  ------  --------
 Net interest credited to policyholder account balances..... $  (55) $  (71) $    (68)
                                                             ======  ======  ========
Other expenses
Reinsurance assumed......................................... $  298  $  326  $    357
Reinsurance ceded...........................................    680     653       789
                                                             ------  ------  --------
 Net other expenses......................................... $  978  $  979  $  1,146
                                                             ======  ======  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2014                2013
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    257 $  15,453  $    109 $  15,748
Deferred policy acquisition costs and value of business
  acquired..............................................      370      (231)      309      (273)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    627 $  15,222  $    418 $  15,475
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,146 $      --  $    761 $      --
Policyholder account balances...........................      288        --       239        --
Other policy-related balances...........................      264        32        67       (39)
Other liabilities.......................................    6,610    13,545     6,606    14,044
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,308 $  13,577  $  7,673 $  14,005
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by $20 million and ($11) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($39) million, $40 million and ($9) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $657 million and ($62) million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivatives were $497 million, ($1.7) billion and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.1 billion and $709 million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivative were ($389) million, $664 million and $135 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services (the "Department of Financial Services") approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

    . Effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million, in future policy benefits of $128 million and in cash and cash equivalents and total investments of $494 million received from MICC.

    . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

    . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

    . Effective November 1, 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million and in cash and cash equivalents paid to First MetLife of $218 million.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.2 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion and $11.8 billion at December 31, 2014 and 2013, respectively. The deposit liabilities on affiliated reinsurance were $6.7 billion and $6.5 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                       December 31,
                                                                                   --------------------
                                                                                      2014       2013
                                                                                   ---------  ---------
                                                                                       (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  41,667  $  42,076
Other policy-related balances.....................................................       265        298
Policyholder dividends payable....................................................       461        456
Policyholder dividend obligation..................................................     3,155      1,771
Current income tax payable........................................................         1         18
Other liabilities.................................................................       646        582
                                                                                   ---------  ---------
   Total closed block liabilities.................................................    46,195     45,201
                                                                                   ---------  ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    29,199     28,374
 Equity securities available-for-sale, at estimated fair value....................        91         86
 Mortgage loans...................................................................     6,076      6,155
 Policy loans.....................................................................     4,646      4,669
 Real estate and real estate joint ventures.......................................       666        492
 Other invested assets............................................................     1,065        814
                                                                                   ---------  ---------
   Total investments..............................................................    41,743     40,590
Cash and cash equivalents.........................................................       227        238
Accrued investment income.........................................................       477        477
Premiums, reinsurance and other receivables.......................................        67         98
Deferred income tax assets........................................................       289        293
                                                                                   ---------  ---------
   Total assets designated to the closed block....................................    42,803     41,696
                                                                                   ---------  ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,392      3,505
                                                                                   ---------  ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     2,291      1,502
 Unrealized gains (losses) on derivatives, net of income tax......................        28         (3)
 Allocated to policyholder dividend obligation, net of income tax.................    (2,051)    (1,151)
                                                                                   ---------  ---------
   Total amounts included in AOCI.................................................       268        348
                                                                                   ---------  ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,660  $   3,853
                                                                                   =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                Years Ended December 31,
                                                               ---------------------------
                                                                 2014     2013      2012
                                                               -------- --------  --------
                                                                      (In millions)
Balance at January 1,......................................... $  1,771 $  3,828  $  2,919
Change in unrealized investment and derivative gains (losses).    1,384   (2,057)      909
                                                               -------- --------  --------
Balance at December 31,....................................... $  3,155 $  1,771  $  3,828
                                                               ======== ========  ========

  Information regarding the closed block revenues and expenses was as follows:

                                                                               Years Ended December 31,
                                                                               ---------------------
                                                                                2014     2013    2012
                                                                               ------   ------  ------
                                                                                   (In millions)
Revenues
Premiums...................................................................... $1,918   $1,987  $2,139
Net investment income.........................................................  2,093    2,130   2,188
Net investment gains (losses).................................................      7       25      61
Net derivative gains (losses).................................................     20       (6)    (12)
                                                                               ------   ------  ------
 Total revenues...............................................................  4,038    4,136   4,376
                                                                               ------   ------  ------
Expenses
Policyholder benefits and claims..............................................  2,598    2,702   2,783
Policyholder dividends........................................................    988      979   1,072
Other expenses................................................................    155      165     179
                                                                               ------   ------  ------
 Total expenses...............................................................  3,741    3,846   4,034
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    297      290     342
Provision for income tax expense (benefit)....................................    104      101     120
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit) from
  continuing operations.......................................................    193      189     222
Revenues, net of expenses and provision for income tax expense (benefit) from
  discontinued operations.....................................................     --       --      10
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  193   $  189  $  232
                                                                               ======   ======  ======

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS").

                                          December 31, 2014                                 December 31, 2013
                           ------------------------------------------------ -------------------------------------------------
                                           Gross Unrealized                                 Gross Unrealized
                            Cost or   -------------------------- Estimated   Cost or   --------------------------  Estimated
                           Amortized            Temporary  OTTI    Fair     Amortized            Temporary  OTTI     Fair
                             Cost       Gains    Losses   Losses   Value      Cost       Gains    Losses   Losses    Value
                           ---------- --------- --------- ------ ---------- ---------- --------- --------- ------  ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate............ $   59,532 $   6,246 $    421  $  --  $   65,357 $   60,244 $   4,678 $     693 $   --  $   64,229
U.S. Treasury and agency..     34,391     4,698       19     --      39,070     29,508     1,730       694     --      30,544
Foreign corporate.........     28,395     1,934      511     --      29,818     27,082     1,959       285     --      28,756
RMBS......................     26,893     1,493      157     66      28,163     24,119     1,109       368    150      24,710
ABS (1)...................      8,206       102       82     --       8,226      7,789       151       117     (1)      7,824
CMBS......................      7,705       241       33     --       7,913      8,203       262        89     --       8,376
State and political
 subdivision..............      5,329     1,197        6     --       6,520      5,386       467        76     --       5,777
Foreign government........      3,153       761       70     --       3,844      3,040       597       107     --       3,530
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total fixed maturity
  securities.............. $  173,604 $  16,672 $  1,299  $  66  $  188,911 $  165,371 $  10,953 $   2,429 $  149  $  173,746
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========
Equity securities
Common stock.............. $    1,236 $     142 $     26  $  --  $    1,352 $    1,070 $      97 $       3 $   --  $    1,164
Non-redeemable preferred
 stock....................        690        53       30     --         713        743        62        77     --         728
                           ---------- --------- --------  -----  ---------- ---------- --------- --------- ------  ----------
 Total equity securities.. $    1,926 $     195 $     56  $  --  $    2,065 $    1,813 $     159 $      80 $   --  $    1,892
                           ========== ========= ========  =====  ========== ========== ========= ========= ======  ==========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $6 million and $38 million with unrealized gains (losses) of $5 million and $12 million at December 31, 2014 and 2013, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $  5,841  $  5,902  $  6,411  $  6,516
Due after one year through five years......   36,600    38,115    34,696    36,556
Due after five years through ten years.....   39,257    41,519    35,725    38,347
Due after ten years........................   49,102    59,073    48,428    51,417
                                            --------  --------  --------  --------
   Subtotal................................  130,800   144,609   125,260   132,836
Structured securities (RMBS, ABS and CMBS).   42,804    44,302    40,111    40,910
                                            --------  --------  --------  --------
   Total fixed maturity securities......... $173,604  $188,911  $165,371  $173,746
                                            ========  ========  ========  ========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, ABS and CMBS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2014                         December 31, 2013
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,950   $  260   $  2,251    $  161   $   8,512  $    426  $  1,948    $  267
U.S. Treasury and agency.........     3,933        6        982        13      10,077       687        33         7
Foreign corporate................     7,052      397      1,165       114       4,217       176       952       109
RMBS.............................     3,141       63      1,900       160       8,194       291     1,675       227
ABS..............................     3,147       45        732        37       1,701        28       530        88
CMBS.............................       772       20        461        13       2,022        74       221        15
State and political subdivision..        26       --         76         6         737        44        92        32
Foreign government...............       327       32        265        38         763        94        54        13
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total fixed maturity
   securities.................... $  27,348   $  823   $  7,832    $  542   $  36,223  $  1,820  $  5,505    $  758
                                  =========   ======   ========    ======   =========  ========  ========    ======
Equity securities
Common stock..................... $      98   $   26   $      1    $   --   $      37  $      3  $     --    $   --
Non-redeemable preferred
 stock...........................        32       --        139        30         222        41       125        36
                                  ---------   ------   --------    ------   ---------  --------  --------    ------
  Total equity securities........ $     130   $   26   $    140    $   30   $     259  $     44  $    125    $   36
                                  =========   ======   ========    ======   =========  ========  ========    ======
Total number of securities in an
 unrealized loss position........     1,997                 642                 2,211                 469
                                  =========            ========             =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

 . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

 . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

 . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

 . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $1.2 billion during the year ended December 31, 2014 from $2.6 billion to $1.4 billion. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads.

    At December 31, 2014, $67 million of the total $1.4 billion of gross unrealized losses were from 27 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $24 million, or 36%, were related to gross unrealized losses on 12 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $67 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $43 million, or 64%, were related to gross unrealized losses on 15 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $24 million during the year ended December 31, 2014 from $80 million to $56 million. Of the $56 million, $23 million were from six equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 26% were rated A or better.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                      December 31,
                                                     ----------------------------------------------
                                                              2014                    2013
                                                     ---------------------  -----------------------
                                                       Carrying     % of      Carrying
                                                         Value      Total       Value     % of Total
                                                     ------------- -------  ------------- ----------
                                                     (In millions)          (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  32,482     66.2%    $  33,072       71.9%
 Agricultural.......................................      11,033      22.5       11,025        24.0
 Residential........................................       5,494      11.2        1,858         4.0
                                                       ---------   -------    ---------    --------
   Subtotal (1).....................................      49,009      99.9       45,955        99.9
 Valuation allowances...............................        (258)    (0.5)         (272)      (0.6)
                                                       ---------   -------    ---------    --------
   Subtotal mortgage loans held-for-investment, net.      48,751      99.4       45,683        99.3
 Residential -- FVO.................................         308       0.6          338         0.7
                                                       ---------   -------    ---------    --------
   Total mortgage loans held-for-investment, net....      49,059     100.0       46,021       100.0
 Mortgage loans held-for-sale.......................          --        --            3          --
                                                       ---------   -------    ---------    --------
   Total mortgage loans, net........................   $  49,059     100.0%   $  46,024       100.0%
                                                       =========   =======    =========    ========

--------

(1)Purchases of mortgage loans were $4.7 billion and $2.2 billion for the years ended December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   Mortgage loans held-for-investment by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                                      Evaluated Collectively
                                Evaluated Individually for Credit Losses                for Credit Losses      Impaired Loans
                   ------------------------------------------------------------------ ---------------------  -------------------
                      Impaired Loans with a Valuation      Impaired Loans without a
                                 Allowance                    Valuation Allowance
                   -------------------------------------- ---------------------------
                                                                                                                       Average
                   Unpaid Principal  Recorded  Valuation  Unpaid Principal  Recorded   Recorded   Valuation  Carrying  Recorded
                       Balance      Investment Allowances     Balance      Investment Investment  Allowances  Value   Investment
                   ---------------- ---------- ---------- ---------------- ---------- ----------  ---------- -------- ----------
                                                                  (In millions)
December 31, 2014
Commercial........      $   75        $   75     $  24         $   84        $   84   $  32,323     $  158    $  135    $  298
Agricultural......          47            45         2             14            13      10,975         33        56        76
Residential.......          --            --        --             40            37       5,457         41        37        17
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  122        $  120     $  26         $  138        $  134   $  48,755     $  232    $  228    $  391
                        ======        ======     =====         ======        ======   =========     ======    ======    ======
December 31, 2013
Commercial........      $  173        $  169     $  49         $  247        $  246   $  32,657     $  164    $  366    $  430
Agricultural......          64            62         7             35            34      10,929         33        89       151
Residential.......          --            --        --              5             4       1,854         19         4         2
                        ------        ------     -----         ------        ------   ---------     ------    ------    ------
Total.............      $  237        $  231     $  56         $  287        $  284   $  45,440     $  216    $  459    $  583
                        ======        ======     =====         ======        ======   =========     ======    ======    ======

   The average recorded investment for commercial, agricultural and residential mortgage loans was $384 million, $201 million and $0, respectively, for the year ended December 31, 2012.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial Agricultural Residential  Total
                                  ---------- ------------ ----------- --------
                                                 (In millions)
  Balance at January 1, 2012.....  $    318    $    75      $    --   $    393
  Provision (release)............      (50)          2           --       (48)
  Charge-offs, net of recoveries.      (12)       (24)           --       (36)
  Transfers to held-for-sale.....        --        (5)           --        (5)
                                   --------    -------      -------   --------
  Balance at December 31, 2012...       256         48           --        304
  Provision (release)............      (43)          3           19       (21)
  Charge-offs, net of recoveries.        --       (11)           --       (11)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2013...       213         40           19        272
  Provision (release)............       (8)        (4)           27         15
  Charge-offs, net of recoveries.      (23)        (1)          (5)       (29)
  Transfers to held-for-sale.....        --         --           --         --
                                   --------    -------      -------   --------
  Balance at December 31, 2014...  $    182    $    35      $    41   $    258
                                   ========    =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows at:

                                     Recorded Investment
                       ------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                       -------------------------------           % of       Fair      % of
                        > 1.20x  1.00x - 1.20x < 1.00x   Total   Total      Value     Total
                       --------- ------------- ------- --------- ------ ------------- ------
                                     (In millions)                      (In millions)
December 31, 2014
Loan-to-value ratios:
Less than 65%......... $  26,810   $    746    $  761  $  28,317  87.2%   $  29,860    87.7%
65% to 75%............     2,783        391        86      3,260   10.0       3,322      9.8
76% to 80%............       109         --         8        117    0.4         121      0.3
Greater than 80%......       384        256       148        788    2.4         736      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,086   $  1,393    $1,003  $  32,482 100.0%   $  34,039   100.0%
                       =========   ========    ======  ========= ======   =========   ======
December 31, 2013
Loan-to-value ratios:
Less than 65%......... $  24,585   $    476    $  596  $  25,657  77.6%   $  26,900    78.4%
65% to 75%............     5,219        438       104      5,761   17.4       5,852     17.1
76% to 80%............       444        157       189        790    2.4         776      2.3
Greater than 80%......       583        205        76        864    2.6         769      2.2
                       ---------   --------    ------  --------- ------   ---------   ------
 Total................ $  30,831   $  1,276    $  965  $  33,072 100.0%   $  34,297   100.0%
                       =========   ========    ======  ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2014                   2013
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,462      94.8%   $  10,165      92.2%
      65% to 75%............         469        4.2         659        6.0
      76% to 80%............          17        0.2          84        0.8
      Greater than 80%......          85        0.8         117        1.0
                               ---------   --------   ---------   --------
       Total................   $  11,033     100.0%   $  11,025     100.0%
                               =========   ========   =========   ========

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.4 billion and $11.3 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment were as follows at:

                                              December 31,
                              ---------------------------------------------
                                      2014                   2013
                              -------------------- ------------------------
                                Recorded    % of     Recorded
                               Investment   Total   Investment   % of Total
                              ------------- ------ ------------- ----------
                              (In millions)        (In millions)
     Performance indicators:
     Performing..............   $  5,345     97.3%   $  1,812        97.5%
     Nonperforming...........        149       2.7         46          2.5
                                --------    ------   --------     --------
      Total..................   $  5,494    100.0%   $  1,858       100.0%
                                ========    ======   ========     ========

   The estimated fair value of residential mortgage loans held-for-investment was $5.6 billion and $1.8 billion at December 31, 2014 and 2013, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --             $  --            $   75            $  169
Agricultural.           1                44                41                47
Residential..         149                46               149                46
                   ------             -----            ------            ------
 Total.......      $  150             $  90            $  265            $  262
                   ======             =====            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2014 and 2013, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged and direct financing leases.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                                December 31,
                                                   ---------------------------------------
                                                          2014                2013
                                                   ------------------- -------------------
                                                              Direct              Direct
                                                   Leveraged Financing Leveraged Financing
                                                    Leases    Leases    Leases    Leases
                                                   --------- --------- --------- ---------
                                                                (In millions)
Rental receivables, net........................... $  1,320   $  406   $  1,393   $  413
Estimated residual values.........................      827       57        853       52
                                                   --------   ------   --------   ------
   Subtotal.......................................    2,147      463      2,246      465
Unearned income...................................    (686)    (178)      (742)    (177)
                                                   --------   ------   --------   ------
   Investment in leases, net of non-recourse debt. $  1,461   $  285   $  1,504   $  288
                                                   ========   ======   ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 22 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.4 billion at December 31, 2014 and 2013, respectively.

   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                        Years Ended December 31,
                                       -----------------------------------------------------------
                                              2014                2013                2012
                                       ------------------- ------------------- -------------------
                                                  Direct              Direct              Direct
                                       Leveraged Financing Leveraged Financing Leveraged Financing
                                        Leases    Leases    Leases    Leases    Leases    Leases
                                       --------- --------- --------- --------- --------- ---------
                                                              (In millions)
Income from investment in leases......  $   51    $   19    $   60    $   17    $   34    $   15
Less: Income tax expense on leases....      18         7        21         6        12         5
                                        ------    ------    ------    ------    ------    ------
   Investment income after income tax.  $   33    $   12    $   39    $   11    $   22    $   10
                                        ======    ======    ======    ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $790 million at December 31, 2014 and 2013, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2014      2013     2012
                                                                        --------- -------- ---------
                                                                               (In millions)
Fixed maturity securities.............................................. $  15,374 $  8,521 $  19,120
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (66)    (149)     (256)
                                                                        --------- -------- ---------
 Total fixed maturity securities.......................................    15,308    8,372    18,864
Equity securities......................................................       173       83      (13)
Derivatives............................................................     1,649      361     1,052
Short-term investments.................................................        --       --       (2)
Other..................................................................        87        5        18
                                                                        --------- -------- ---------
 Subtotal..............................................................    17,217    8,821    19,919
                                                                        --------- -------- ---------
Amounts allocated from:
 Future policy benefits................................................   (1,964)    (610)   (5,120)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................       (3)        5        12
 DAC, VOBA and DSI.....................................................     (918)    (721)   (1,231)
 Policyholder dividend obligation......................................   (3,155)  (1,771)   (3,828)
                                                                        --------- -------- ---------
   Subtotal............................................................   (6,040)  (3,097)  (10,167)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................        25       51        86
Deferred income tax benefit (expense)..................................   (3,928)  (2,070)   (3,498)
                                                                        --------- -------- ---------
     Net unrealized investment gains (losses)..........................     7,274    3,705     6,340
     Net unrealized investment gains (losses) attributable to
       noncontrolling interests........................................       (1)      (1)       (1)
                                                                        --------- -------- ---------
       Net unrealized investment gains (losses) attributable to
         Metropolitan Life Insurance Company........................... $   7,273 $  3,704 $   6,339
                                                                        ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                              2014           2013
                                                         ------------- --------------
                                                                (In millions)
Balance at January 1,................................... $       (149) $        (256)
Noncredit OTTI losses and subsequent changes recognized.            10             47
Securities sold with previous noncredit OTTI loss.......            41            114
Subsequent changes in estimated fair value..............            32           (54)
                                                         ------------- --------------
Balance at December 31,................................. $        (66) $        (149)
                                                         ============= ==============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                         --------------------------------
                                                                            2014       2013       2012
                                                                         ---------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $    3,704 $    6,339 $    4,868
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................         83        107        266
Unrealized investment gains (losses) during the year....................      8,313   (11,205)      4,679
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................    (1,354)      4,510    (1,625)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        (8)        (7)       (21)
 DAC, VOBA and DSI......................................................      (197)        510      (129)
 Policyholder dividend obligation.......................................    (1,384)      2,057      (909)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI............................................       (26)       (35)       (86)
 Deferred income tax benefit (expense)..................................    (1,858)      1,428      (704)
                                                                         ---------- ---------- ----------
Net unrealized investment gains (losses)................................      7,273      3,704      6,339
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --         --
                                                                         ---------- ---------- ----------
Balance at December 31,................................................. $    7,273 $    3,704 $    6,339
                                                                         ========== ========== ==========
   Change in net unrealized investment gains (losses)................... $    3,569 $  (2,635) $    1,471
   Change in net unrealized investment gains (losses) attributable to
     noncontrolling interests...........................................         --         --         --
                                                                         ---------- ---------- ----------
     Change in net unrealized investment gains (losses) attributable
       to Metropolitan Life Insurance Company........................... $    3,569 $  (2,635) $    1,471
                                                                         ========== ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2014 and 2013.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2014        2013
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    19,099 $    18,829
 Estimated fair value.................................. $    21,185 $    19,153
Cash collateral on deposit from counterparties (2)..... $    21,635 $    19,673
Security collateral on deposit from counterparties (3). $        19 $        --
Reinvestment portfolio -- estimated fair value......... $    22,046 $    19,822

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2014        2013
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,421 $     1,338
Invested assets pledged as collateral (1)...................      20,712      19,555
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    22,133 $    20,893
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for information regarding securities on loan and Note 7 for information regarding investments designated to the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                   -------------------------
                                                       2014         2013
                                                   ------------ ------------
                                                         (In millions)
   Outstanding principal and interest balance (1). $      4,614 $      4,653
   Carrying value (2)............................. $      3,651 $      3,601

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       -----------------------
                                                          2014         2013
                                                       ----------  ------------
                                                            (In millions)
 Contractually required payments (including interest). $      820  $      1,612
 Cash flows expected to be collected (1).............. $      644  $      1,248
 Fair value of investments acquired................... $      433  $        841

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      -------------------------
                                                          2014         2013
                                                      ------------ ------------
                                                            (In millions)
 Accretable yield, January 1,........................ $      2,431 $      2,357
 Investments purchased...............................          211          407
 Accretion recognized in earnings....................        (217)        (236)
 Disposals...........................................         (47)        (144)
 Reclassification (to) from nonaccretable difference.        (495)           47
                                                      ------------ ------------
 Accretable yield, December 31,...................... $      1,883 $      2,431
                                                      ============ ============

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $9.9 billion at December 31, 2014. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2014. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for one of the three most recent annual periods:
2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2014, 2013 and 2012. Aggregate total assets of these entities totaled $351.0 billion and $280.7 billion at December 31, 2014 and 2013, respectively. Aggregate total liabilities of these entities totaled $32.1 billion and $23.5 billion at December 31, 2014 and 2013, respectively. Aggregate net income (loss) of these entities totaled $33.7 billion, $25.0 billion and $16.5 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                             December 31,
                                                                ---------------------------------------
                                                                       2014                2013
                                                                ------------------ --------------------
                                                                Total     Total     Total      Total
                                                                Assets Liabilities  Assets  Liabilities
                                                                ------ ----------- -------- -----------
                                                                             (In millions)
Fixed maturity securities (1).................................. $  163   $   78    $    159   $   80
Other invested assets..........................................     59       --          82        7
Other limited partnership interests............................     37       --          61       --
CSEs (assets (primarily securities) and liabilities (primarily
  debt)) (2)...................................................     16       15          23       22
Real estate joint ventures (3).................................      9       15       1,181      443
                                                                ------   ------    --------   ------
 Total......................................................... $  284   $  108    $  1,506   $  552
                                                                ======   ======    ========   ======

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for both the years ended
   December 31, 2014 and 2013 and was $1 million for the year ended
   December 31, 2012.

(2)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2014 and 2013. The long-term debt bears interest primarily at variable rates, payable on a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million, $3 million and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(3)At December 31, 2013, the Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013 (the "MetLife Core Property Fund"), which represented the majority of the balances at December 31, 2013. As a result of the quarterly reassessment in the first quarter of 2014, the Company no longer consolidated the MetLife Core Property Fund, effective March 31, 2014, based on the terms of the revised partnership agreement. The Company accounts for its retained interest in the real estate fund under the equity method. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2014                  2013
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, ABS and CMBS) (2). $  44,302  $  44,302  $  40,910  $  40,910
 U.S. and foreign corporate.....................     1,919      1,919      2,251      2,251
Other limited partnership interests.............     3,722      4,833      3,168      4,273
Other invested assets...........................     1,683      2,003      1,498      1,852
Real estate joint ventures......................        52         74         31         31
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  51,678  $  53,131  $  47,858  $  49,317
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

   commitments, reduced by income tax credits guaranteed by third parties of $212 million and $257 million at December 31, 2014 and 2013, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

Net Investment Income

  The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                       2014     2013    2012
                                                                      -------  ------- -------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................... $ 8,260  $ 8,279 $ 8,295
 Equity securities...................................................      86       78      68
 Trading and FVO securities--Actively Traded and FVO general account
   securities (1)....................................................      23       43      77
 Mortgage loans......................................................   2,378    2,405   2,528
 Policy loans........................................................     448      440     451
 Real estate and real estate joint ventures..........................     725      699     593
 Other limited partnership interests.................................     721      633     555
 Cash, cash equivalents and short-term investments...................      26       32      19
 Operating joint ventures............................................       2      (4)     (2)
 Other...............................................................      61       21       7
                                                                      -------  ------- -------
   Subtotal..........................................................  12,730   12,626  12,591
 Less: Investment expenses...........................................     838      844     743
                                                                      -------  ------- -------
   Subtotal, net.....................................................  11,892   11,782  11,848
                                                                      -------  ------- -------
FVO CSEs--interest income:
 Securities..........................................................       1        3       4
                                                                      -------  ------- -------
   Subtotal..........................................................       1        3       4
                                                                      -------  ------- -------
     Net investment income........................................... $11,893  $11,785 $11,852
                                                                      =======  ======= =======

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($14) million, $4 million and $44 million for the years ended
   December 31, 2014, 2013 and 2012, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                              Years Ended December 31,
                                                                            --------------------------
                                                                             2014     2013     2012
                                                                            -------  ------  --------
                                                                                 (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.............................................................. $   (6)  $ (12)  $   (19)
     Utility...............................................................      --    (48)      (29)
     Finance...............................................................      --     (4)      (21)
     Communications........................................................      --     (2)      (18)
     Industrial............................................................      --      --       (4)
     Transportation........................................................      --      --       (1)
                                                                            -------  ------  --------
       Total U.S. and foreign corporate securities.........................     (6)    (66)      (92)
   RMBS....................................................................    (20)    (62)      (70)
   CMBS....................................................................      --      --      (28)
   ABS.....................................................................      --      --       (2)
                                                                            -------  ------  --------
       OTTI losses on fixed maturity securities recognized in earnings.....    (26)   (128)     (192)
 Fixed maturity securities -- net gains (losses) on sales and disposals....    (99)     177        16
                                                                            -------  ------  --------
   Total gains (losses) on fixed maturity securities.......................   (125)      49     (176)
                                                                            -------  ------  --------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock..........................................    (16)    (17)        --
   Common stock............................................................     (5)     (2)       (7)
                                                                            -------  ------  --------
       OTTI losses on equity securities recognized in earnings.............    (21)    (19)       (7)
 Equity securities -- net gains (losses) on sales and disposals............      42       6        15
                                                                            -------  ------  --------
   Total gains (losses) on equity securities...............................      21    (13)         8
                                                                            -------  ------  --------
 Trading and FVO securities -- FVO general account securities..............       1      11        11
 Mortgage loans............................................................    (36)      31        84
 Real estate and real estate joint ventures................................     252    (15)      (27)
 Other limited partnership interests.......................................    (69)    (41)      (35)
 Other investment portfolio gains (losses).................................   (108)       5     (192)
                                                                            -------  ------  --------
     Subtotal -- investment portfolio gains (losses).......................    (64)      27     (327)
                                                                            -------  ------  --------
FVO CSEs:
 Securities................................................................      --       2        --
 Long-term debt -- related to securities...................................     (1)     (2)       (7)
Non-investment portfolio gains (losses)....................................     208      21         4
                                                                            -------  ------  --------
     Subtotal FVO CSEs and non-investment portfolio gains (losses).........     207      21       (3)
                                                                            -------  ------  --------
       Total net investment gains (losses)................................. $   143  $   48  $  (330)
                                                                            =======  ======  ========

   See "-- Variable Interest Entities" for discussion of CSEs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $132 million, less than $1 million and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           Years Ended December 31,
                                -----------------------------------------------
                                  2014     2013     2012    2014   2013   2012
                                -------- -------- -------- ------ ------ ------
                                Fixed Maturity Securities   Equity Securities
                                -------------------------- --------------------
                                                 (In millions)
Proceeds....................... $ 44,906 $ 45,538 $ 29,472 $  128 $  144 $  126
                                ======== ======== ======== ====== ====== ======
Gross investment gains......... $    260 $    556 $    327 $   46 $   25 $   23
Gross investment losses........    (359)    (379)    (311)    (4)   (19)    (8)
OTTI losses (1)................     (26)    (128)    (192)   (21)   (19)    (7)
                                -------- -------- -------- ------ ------ ------
 Net investment gains (losses). $  (125) $     49 $  (176) $   21 $ (13) $    8
                                ======== ======== ======== ====== ====== ======

--------

(1)OTTI losses recognized in earnings include noncredit-related impairment losses of $0, $13 million and $67 million for the years ended December 31, 2014, 2013 and 2012, respectively, on (i) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position, and (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                          Years Ended December 31,
                                                                        -----------------------------
                                                                             2014           2013
                                                                        -------------- --------------
                                                                                (In millions)
Balance at January 1,.................................................. $          277 $          285
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not
   previously impaired.................................................              1              4
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired.................................................             15             54
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously
   impaired as credit loss OTTI........................................           (30)           (65)
 Securities impaired to net present value of expected future cash
   flows...............................................................             --             --
 Increases in cash flows -- accretion of previous credit loss OTTI.....             --            (1)
                                                                        -------------- --------------
Balance at December 31,................................................ $          263 $          277
                                                                        ============== ==============

 Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -----------------------
                                                                      2014      2013    2012
                                                                     -------  -------- ------
                                                                          (In millions)
Estimated fair value of invested assets transferred to affiliates... $    97  $    781 $    4
Amortized cost of invested assets transferred to affiliates......... $    89  $    688 $    4
Net investment gains (losses) recognized on transfers............... $     8  $     93 $   --
Estimated fair value of invested assets transferred from affiliates. $   882  $    882 $   --

  Prior to the Mergers, certain related party investment transactions were consummated as summarized below. See Note 6 for additional information on the Mergers.

.. The Company had a loan outstanding to Exeter, an affiliate, totaling $75 million at December 31, 2013, which was included in other invested assets. MetLife USA assumed the loan upon the consummation of the Mergers in November 2014 and, subsequently, the loan matured on December 30, 2014. Net investment income from this loan was $5 million for each of the years ended December 31, 2014, 2013 and 2012.

.. In July 2014, the Company purchased from other affiliates additional affiliated loans (having an unpaid principal balance of $400 million) at estimated fair value of $437 million, which are included in other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  invested assets and in the table above. The unpaid principal balances on these acquired loans, which bear interest at fixed rates payable semiannually are due as follows: $295 million due July 15, 2021 at 5.64% and $105 million due December 16, 2021 at 5.86%.

.. In 2013, Metropolitan Life Insurance Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above.

  In December 2014, American Life Insurance Company, an affiliate, issued a surplus note to the Company, which was included in other invested assets, totaling $100 million. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020.

  The Company has affiliated loans outstanding to MetLife, Inc., which are included in other invested assets, totaling $2.0 billion and $1.5 billion at December 31, 2014 and 2013, respectively. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these affiliated loans, and the $400 million of affiliated loans acquired in July 2014 described above, was $92 million, $90 million and $93 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company purchased from MetLife Bank, National Association, $1.5 billion and $1.3 billion of fixed maturity securities and mortgage loans, respectively, at estimated fair value, for cash during the year ended December 31, 2012.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $179 million, $172 million and $158 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2014, 2013 and 2012.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, forwards and futures.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

 assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             --------------------------------------------------------------
                                                                          2014                           2013
                                                             ------------------------------ -------------------------------
                                                                       Estimated Fair Value            Estimated Fair Value
                                                                       --------------------            --------------------
                                                              Gross                           Gross
                                                             Notional                        Notional
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  --------- -------- ----------- ---------- -------- -----------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $   5,632 $  2,031    $     18 $    5,940 $  1,277    $     68
  Foreign currency swaps.. Foreign currency exchange rate...     2,709       65         101      2,591      252         122
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................        8,341    2,096         119      8,531    1,529         190
                                                             --------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................     2,191      447          --      2,584       77         109
  Interest rate forwards.. Interest rate....................        70       18          --        205        3           3
  Foreign currency swaps.. Foreign currency exchange rate...    14,895      501         614     10,560      374         500
                                                             --------- --------    -------- ---------- --------    --------
   Subtotal..............................................       17,156      966         614     13,349      454         612
                                                             --------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................        25,497    3,062         733     21,880    1,983         802
                                                             --------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................    56,394    2,213       1,072     59,022    1,320         732
Interest rate floors...... Interest rate....................    36,141      319         108     38,220      323         234
Interest rate caps........ Interest rate....................    41,227      134           1     29,809      141          --
Interest rate futures..... Interest rate....................        70       --          --        105       --          --
Interest rate options..... Interest rate....................     6,399      379          15      4,849      120           8
Synthetic GICs............ Interest rate....................     4,298       --          --      4,409       --          --
Foreign currency swaps.... Foreign currency exchange rate...     8,774      359         176      7,267       79         492
Foreign currency forwards. Foreign currency exchange rate...     3,985       92          80      4,261       44          32
Credit default
 swaps -- purchased....... Credit...........................       857        8          11      1,506        7          21
Credit default swaps --
 written.................. Credit...........................     7,419      130           5      6,600      124           1
Equity futures............ Equity market....................       954       10          --         --       --          --
Equity index options...... Equity market....................     7,698      328         352      1,147       --          --
Equity variance swaps..... Equity market....................     5,678       60         146         --       --          --
TRRs...................... Equity market....................       911       10          33         --       --          --
                                                             --------- --------    -------- ---------- --------    --------
   Total non-designated or non-qualifying derivatives....      180,805    4,042       1,999    157,195    2,158       1,520
                                                             --------- --------    -------- ---------- --------    --------
    Total...............................................     $ 206,302 $  7,104    $  2,732 $  179,075 $  4,141    $  2,322
                                                             ========= ========    ======== ========== ========    ========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                              -------------------------------
                                                 2014         2013      2012
                                              ----------- ------------ ------
                                                       (In millions)
  Derivatives and hedging gains (losses) (1). $     1,207 $    (1,205) $   77
  Embedded derivatives.......................       (170)          135    598
                                              ----------- ------------ ------
   Total net derivative gains (losses)....... $     1,037 $    (1,070) $  675
                                              =========== ============ ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                      Years Ended December 31,
                                                     --------------------------
                                                       2014     2013     2012
                                                     -------- -------- --------
                                                           (In millions)
Qualifying hedges:
 Net investment income.............................. $    162 $    129 $    108
 Interest credited to policyholder account balances.      106      148      146
Non-qualifying hedges:
 Net investment income..............................      (4)      (6)      (6)
 Net derivative gains (losses)......................      484      450      314
 Policyholder benefits and claims...................        8       --       --
                                                     -------- -------- --------
   Total............................................ $    756 $    721 $    562
                                                     ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                  Net          Net     Policyholder
                                               Derivative   Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2014
 Interest rate derivatives..................   $        314 $       --     $     --
 Foreign currency exchange rate derivatives.            554         --           --
 Credit derivatives -- purchased............            (2)         --           --
 Credit derivatives -- written..............            (1)         --           --
 Equity derivatives.........................             11       (10)         (10)
                                               ------------ ----------     --------
   Total....................................   $        876 $     (10)     $   (10)
                                               ============ ==========     ========
Year Ended December 31, 2013
 Interest rate derivatives..................   $    (1,753) $       --     $     --
 Foreign currency exchange rate derivatives.           (69)         --           --
 Credit derivatives -- purchased............            (6)       (14)           --
 Credit derivatives -- written..............            100          1           --
 Equity derivatives.........................             --       (22)           --
                                               ------------ ----------     --------
   Total....................................   $    (1,728) $     (35)     $     --
                                               ============ ==========     ========
Year Ended December 31, 2012
 Interest rate derivatives..................   $       (83) $       --     $     --
 Foreign currency exchange rate derivatives.          (252)         --           --
 Credit derivatives -- purchased............           (72)       (15)           --
 Credit derivatives -- written..............            105         --           --
 Equity derivatives.........................             --       (12)           --
                                               ------------ ----------     --------
   Total....................................   $      (302) $     (27)     $     --
                                               ============ ==========     ========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........  $            4   $        (1)   $           3
                           Policyholder liabilities (1).......             649          (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (11)               2
                           Foreign-denominated PABs (2).......           (283)            270            (13)
                                                                --------------   ------------   -------------
  Total.....................................................    $          383   $      (377)   $           6
                                                                ==============   ============   =============
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........  $           34   $       (33)   $           1
                           Policyholder liabilities (1).......           (800)            807               7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................              13           (12)               1
                           Foreign-denominated PABs (2).......            (98)            112              14
                                                                --------------   ------------   -------------
  Total.....................................................    $        (851)   $        874   $          23
                                                                ==============   ============   =============
Year Ended December 31, 2012
Interest rate swaps:       Fixed maturity securities..........  $            2   $        (3)   $         (1)
                           Policyholder liabilities (1).......            (72)             89              17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             (1)              1              --
                           Foreign-denominated PABs (2).......              32           (41)             (9)
                                                                --------------   ------------   -------------
  Total.....................................................    $         (39)   $         46   $           7
                                                                ==============   ============   =============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were ($14) million and $1 million for the years ended December 31, 2014 and 2012, respectively, and were not significant for the year ended December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2014 and 2013, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed six years and seven years, respectively.

  At December 31, 2014 and 2013, the balance in AOCI associated with cash flow hedges was $1.6 billion and $361 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location          Amount and Location
                            Amount of Gains          of Gains (Losses)            of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income (Loss)
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)          on Derivatives
------------------------  -------------------- ----------------------------- ---------------------------
                          (Effective Portion)       (Effective Portion)         (Ineffective Portion)
-                         -------------------- ----------------------------- ---------------------------
                                               Net Derivative Net Investment       Net Derivative
                                               Gains (Losses)     Income           Gains (Losses)
                                               -------------- -------------- ---------------------------
                                                       (In millions)
Year Ended December 31, 2014
Interest rate swaps......  $              587   $         41  $            9  $                      3
Interest rate forwards...                  34            (8)               2                        --
Foreign currency swaps...                (15)          (725)             (2)                         2
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $              606   $      (692)  $           10  $                      5
                          ==================== ============== ============== ===========================
Year Ended December 31, 2013
Interest rate swaps......  $            (511)   $         20  $            8  $                    (3)
Interest rate forwards...                (43)              1               2                        --
Foreign currency swaps...               (120)           (15)             (3)                         2
Credit forwards..........                 (3)             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (677)   $          6  $            8  $                    (1)
                          ==================== ============== ============== ===========================
Year Ended December 31, 2012
Interest rate swaps......  $             (55)   $          3  $            4  $                      1
Interest rate forwards...                 (1)             --               2                        --
Foreign currency swaps...               (187)            (7)             (5)                       (5)
Credit forwards..........                  --             --               1                        --
                          -------------------- -------------- -------------- ---------------------------
  Total..................  $            (243)   $        (4)  $            2  $                    (4)
                          ==================== ============== ============== ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $26 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

the value of all referenced credit obligations is zero, was $7.4 billion and $6.6 billion at December 31, 2014 and 2013, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2014 and 2013, the Company would have received $125 million and $123 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                      December 31,
                                   ----------------------------------------------------------------------------------
                                                     2014                                      2013
                                   ----------------------------------------- ----------------------------------------
                                   Estimated       Maximum                   Estimated      Maximum
                                   Fair Value  Amount of Future   Weighted   Fair Value Amount of Future   Weighted
                                   of Credit    Payments under    Average    of Credit   Payments under    Average
Rating Agency Designation of        Default     Credit Default    Years to    Default    Credit Default    Years to
Referenced Credit Obligations (1)    Swaps        Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
---------------------------------  ----------  ---------------- ------------ ---------- ---------------- ------------
                                          (In millions)                             (In millions)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............ $        5    $          415          2.2 $        6   $          395          2.6
   Credit default swaps
     referencing indices..........         10             1,566          2.7         20            2,089          1.6
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         15             1,981          2.6         26            2,484          1.7
                                   ----------  ----------------              ---------- ----------------
   Baa
   Single name credit default
     swaps (corporate)............         15             1,002          2.8         16              874          3.2
   Credit default swaps
     referencing indices..........         59             3,687          4.5         52            2,898          4.7
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         74             4,689          4.1         68            3,772          4.4
                                   ----------  ----------------              ---------- ----------------
   Ba
   Single name credit default
     swaps (corporate)............         --                60          3.0         --                5          3.8
   Credit default swaps
     referencing indices..........         (1)              100          2.0         --               --           --
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         (1)              160          2.4         --                5          3.8
                                   ----------  ----------------              ---------- ----------------
   B
   Single name credit default
     swaps (corporate)............         --                --           --         --               --           --
   Credit default swaps
     referencing indices..........         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
    Subtotal......................         37               589          4.9         29              339          4.9
                                   ----------  ----------------              ---------- ----------------
      Total....................... $      125    $        7,419          3.8 $      123   $        6,600          3.4
                                   ==========  ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.4 billion and $6.6 billion from the table above were $60 million and $70 million at December 31, 2014 and 2013, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $15 million and $10 million in gross notional amount and $1 million and $0 in fair value at December 31, 2014 and 2013, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                               December 31, 2014    December 31, 2013
                                                                              -------------------- --------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement   Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                            (In millions)
       Gross estimated fair value of derivatives:
        OTC-bilateral (1).................................................... $  6,497    $  2,092 $  4,026    $  2,232
        OTC-cleared (1)......................................................      740         682      251         117
        Exchange-traded......................................................       10          --       --          --
                                                                              --------    -------- --------    --------
          Total gross estimated fair value of derivatives (1)................    7,247       2,774    4,277       2,349
       Amounts offset on the consolidated balance sheets.....................       --          --       --          --
                                                                              --------    -------- --------    --------
       Estimated fair value of derivatives presented on the
         consolidated balance sheets (1).....................................    7,247       2,774    4,277       2,349
       Gross amounts not offset on the consolidated balance sheets:
       Gross estimated fair value of derivatives: (2)
        OTC-bilateral........................................................  (1,742)     (1,742)  (1,844)     (1,844)
        OTC-cleared..........................................................    (638)       (638)    (114)       (114)
        Exchange-traded......................................................       --          --       --          --
       Cash collateral: (3), (4)
        OTC-bilateral........................................................  (2,470)         (2)  (1,143)         (3)
        OTC-cleared..........................................................     (97)        (40)    (128)         (3)
        Exchange-traded......................................................       --          --       --          --
       Securities collateral: (5)
        OTC-bilateral........................................................  (2,161)       (333)  (1,024)       (319)
        OTC-cleared..........................................................       --         (3)       --          --
        Exchange-traded......................................................       --          --       --          --
                                                                              --------    -------- --------    --------
       Net amount after application of master netting agreements and
         collateral.......................................................... $    139    $     16 $     24    $     66
                                                                              ========    ======== ========    ========

--------

(1)At December 31, 2014 and 2013, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $143 million and $136 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $42 million and $27 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $138 million and $0 at December 31, 2014 and 2013, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2014 and 2013, the Company received excess cash collateral of $0 and $47 million, respectively, and provided excess cash collateral of $31 million and $3 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged . Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2014 and 2013, the Company received excess securities collateral with an estimated fair value of $243 million and $106 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $57 million and $25 million, respectively, for its OTC-bilateral derivatives, and $155 million and $106 million, respectively, for its OTC-cleared derivatives, and $17 million and $0 respectively, for its exchange- traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                           Estimated Fair Value of        Fair Value of Incremental
                                           Collateral Provided             Collateral Provided Upon
                                           ----------------------- ----------------------------------------
                                                                                      Downgrade in the
                                                                                    Company's Financial
                                                                     One Notch      Strength Rating to a
                              Estimated                            Downgrade in   Level that Triggers Full
                            Fair Value of                          the Company's         Overnight
                            Derivatives in                           Financial      Collateralization or
                            Net Liability  Fixed Maturity            Strength           Termination
                             Position (1)    Securities     Cash      Rating     of the Derivative Position
                            -------------- --------------   -----  ------------- --------------------------
                                                           (In millions)
December 31, 2014
Derivatives subject to
  financial strength-
  contingent provisions     $          334     $      390   $  --  $          --         $               --
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       2             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          338     $      390   $   2  $          --         $               --
                            ==============     ==========    ===== =============         ==================
December 31, 2013
Derivatives subject to
  financial strength-
  contingent provisions     $          354     $      344   $  --  $          --         $                5
Derivatives not subject to
  financial strength-
  contingent provisions                  4             --       3             --                         --
                            --------------     ----------    ----- -------------         ------------------
   Total                    $          358     $      344   $   3  $          --         $                5
                            ==============     ==========    ===== =============         ==================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                    December 31,
                                                                  ----------------
                                        Balance Sheet Location     2014     2013
                                       -------------------------- ------- --------
                                                                   (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $   657 $   (62)
  Options embedded in debt or equity
   securities......................... Investments...............   (150)    (106)
                                                                  ------- --------
   Net embedded derivatives within asset host contracts.......    $   507 $  (168)
                                                                  ======= ========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $ (548) $  (868)
  Assumed guaranteed minimum benefits. PABs......................      72       --
  Funds withheld on ceded reinsurance. Other liabilities.........   1,200      758
  Other............................... PABs......................       7        4
                                                                  ------- --------
   Net embedded derivatives within liability host contracts...    $   731 $  (106)
                                                                  ======= ========

The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                           ----------------------------------
                                               2014       2013       2012
                                           ------------ --------- -----------
                                                     (In millions)
   Net derivative gains (losses) (1), (2). $      (170) $     135 $       598

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $14 million, ($42) million and ($71) million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($9) million, $125 million and $122 million for the years ended December 31, 2014, 2013 and 2012, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                  Level 1  Unadjusted quoted prices in active
                           markets for identical assets or
                           liabilities. The Company defines
                           active markets based on average
                           trading volume for equity securities.
                           The size of the bid/ask spread is
                           used as an indicator of market
                           activity for fixed maturity
                           securities.

                  Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                  Level 3  Unobservable inputs that are
                           supported by little or no market
                           activity and are significant to the
                           determination of estimated fair value
                           of the assets or liabilities.
                           Unobservable inputs reflect the
                           reporting entity's own assumptions
                           about the assumptions that market
                           participants would use in pricing the
                           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                              December 31, 2014
                                                              --------------------------------------------------
                                                                     Fair Value Hierarchy
                                                              ----------------------------------
                                                                                                 Total Estimated
                                                               Level 1     Level 2     Level 3     Fair Value
                                                              ---------- ------------ ---------- ---------------
                                                                                (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $     60,420 $    4,937    $     65,357
  U.S. Treasury and agency...................................     21,625       17,445         --          39,070
  Foreign corporate..........................................         --       26,227      3,591          29,818
  RMBS.......................................................         --       24,534      3,629          28,163
  ABS........................................................         --        6,734      1,492           8,226
  CMBS.......................................................         --        7,464        449           7,913
  State and political subdivision............................         --        6,520         --           6,520
  Foreign government.........................................         --        3,642        202           3,844
                                                              ---------- ------------ ----------    ------------
   Total fixed maturity securities...........................     21,625      152,986     14,300         188,911
                                                              ---------- ------------ ----------    ------------
Equity securities:
  Common stock...............................................        584          716         52           1,352
  Non-redeemable preferred stock.............................         --          550        163             713
                                                              ---------- ------------ ----------    ------------
   Total equity securities...................................        584        1,266        215           2,065
                                                              ---------- ------------ ----------    ------------
Trading and FVO securities:
  Actively Traded Securities.................................         22          627          5             654
  FVO general account securities.............................         --           22         14              36
  FVO securities held by CSEs................................         --            3         12              15
                                                              ---------- ------------ ----------    ------------
   Total trading and FVO securities..........................         22          652         31             705
                                                              ---------- ------------ ----------    ------------
Short-term investments (1)...................................        860        3,091        230           4,181
Residential mortgage loans -- FVO............................         --           --        308             308
  Derivative assets: (2)
   Interest rate.............................................         --        5,524         17           5,541
   Foreign currency exchange rate............................         --        1,010          7           1,017
   Credit....................................................         --          125         13             138
   Equity market.............................................         10          279        119             408
                                                              ---------- ------------ ----------    ------------
    Total derivative assets..................................         10        6,938        156           7,104
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within asset host contracts (3).....         --           --        657             657
Separate account assets (4)..................................     26,119      111,601      1,615         139,335
                                                              ---------- ------------ ----------    ------------
      Total assets........................................... $   49,220 $    276,534 $   17,512    $    343,266
                                                              ========== ============ ==========    ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       -- $      1,214 $       --    $      1,214
  Foreign currency exchange rate.............................         --          971         --             971
  Credit.....................................................         --           15          1              16
  Equity market..............................................         --          382        149             531
                                                              ---------- ------------ ----------    ------------
   Total derivative liabilities..............................         --        2,582        150           2,732
                                                              ---------- ------------ ----------    ------------
Net embedded derivatives within liability host contracts (3).         --            7        724             731
Long-term debt...............................................         --           82         35             117
Long-term debt of CSEs -- FVO................................         --           --         13              13
Trading liabilities (5)......................................        215           24         --             239
                                                              ---------- ------------ ----------    ------------
      Total liabilities...................................... $      215 $      2,695 $      922    $      3,832
                                                              ========== ============ ==========    ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269     $    64,229
  U.S. Treasury and agency...................................    15,858     14,624        62          30,544
  Foreign corporate..........................................        --     25,558     3,198          28,756
  RMBS.......................................................        --     22,197     2,513          24,710
  ABS........................................................        --      5,298     2,526           7,824
  CMBS.......................................................        --      7,946       430           8,376
  State and political subdivision............................        --      5,777        --           5,777
  Foreign government.........................................        --      3,256       274           3,530
                                                              --------- ---------- ---------     -----------
   Total fixed maturity securities...........................    15,858    143,616    14,272         173,746
                                                              --------- ---------- ---------     -----------
Equity securities:
  Common stock...............................................       361        753        50           1,164
  Non-redeemable preferred stock.............................        --        450       278             728
                                                              --------- ---------- ---------     -----------
   Total equity securities...................................       361      1,203       328           1,892
                                                              --------- ---------- ---------     -----------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12             662
  FVO general account securities                                     --         24        14              38
  FVO securities held by CSEs                                        --         23        --              23
                                                              --------- ---------- ---------     -----------
   Total trading and FVO securities..........................         2        695        26             723
                                                              --------- ---------- ---------     -----------
Short-term investments (1)...................................     1,387      4,224       175           5,786
Residential mortgage loans -- FVO............................        --         --       338             338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3           3,261
   Foreign currency exchange rate............................        --        735        14             749
   Credit....................................................        --        108        23             131
   Equity market.............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
     Total derivative assets.................................        --      4,101        40           4,141
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)            (62)
Separate account assets (4)..................................    28,422    105,165     1,209         134,796
                                                              --------- ---------- ---------     -----------
     Total assets............................................ $  46,030 $  259,004 $  16,326     $   321,360
                                                              ========= ========== =========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4     $     1,154
  Foreign currency exchange rate.............................        --      1,146        --           1,146
  Credit.....................................................        --         22        --              22
  Equity market..............................................        --         --        --              --
                                                              --------- ---------- ---------     -----------
   Total derivative liabilities..............................        --      2,318         4           2,322
                                                              --------- ---------- ---------     -----------
Net embedded derivatives within liability host contracts (3).        --          4     (110)           (106)
Long-term debt...............................................        --         79        43             122
Long-term debt of CSEs -- FVO................................        --         --        28              28
Trading liabilities (5)......................................       260          2        --             262
                                                              --------- ---------- ---------     -----------
      Total liabilities...................................... $     260 $    2,403 $    (35)     $     2,628
                                                              ========= ========== =========     ===========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets. At December 31, 2014 and 2013, equity securities also included embedded derivatives of ($150) million and ($106) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 9% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO, and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO, and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                                           Level 2                                    Level 3
               Instrument                             Observable Inputs                         Unobservable Inputs
--------------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
--------------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and foreign corporate securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . illiquidity premium
                                           . benchmark yields                         . delta spread adjustments to reflect
                                                                                        specific credit-related issues
                                           . spreads off benchmark yields             . credit spreads
                                           . new issuances                            . quoted prices in markets that are not
                                           . issuer rating                              active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                           . duration                                   Level 2
                                           . trades of identical or comparable        . independent non-binding broker
                                             securities                                 quotations
                                           . Privately-placed securities are valued
                                             using the additional key inputs:
                                           . market yield curve
                                           . call provisions
                                           . observable prices and spreads for
                                             similar publicly traded or privately
                                             traded securities that incorporate the
                                             credit quality and industry sector of
                                             the issuer
                                           . delta spread adjustments to reflect
                                             specific credit-related issues
--------------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury and agency, State and political subdivision and Foreign government securities
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market approach.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not    . independent non-binding broker
                                             active                                     quotations
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                           . benchmark U.S. Treasury yield or other     securities that are less liquid and
                                             yields                                     based on lower levels of trading
                                           . the spread off the U.S. Treasury yield     activity than securities classified in
                                             curve for the identical security           Level 2
                                           . issuer ratings and issuer spreads        . credit spreads
                                           . broker-dealer quotes
                                           . comparable securities that are
                                             actively traded
                                           . reported trades of similar securities,
                                             including those that are actively
                                             traded, and those within the same
                                             sub-sector or with a similar maturity
                                             or credit rating
--------------------------------------------------------------------------------------------------------------------------------
  Structured securities comprised of RMBS, ABS and CMBS
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market and income approaches.              market and income approaches.
                                           Key Inputs:                                Key Inputs:
                                           . quoted prices in markets that are not
                                             active                                   . credit spreads
                                           . spreads for actively traded securities   . quoted prices in markets that are not
                                           . spreads off benchmark yields               active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                           . expected prepayment speeds and volumes   . independent non-binding broker
                                           . current and forecasted loss severity       quotations
                                           . ratings
                                           . weighted average coupon and weighted
                                             average maturity
                                           . average delinquency rates
                                           . geographic region
                                           . debt-service coverage ratios
                                           . issuance-specific information,
                                             including, but not limited to:
                                           . collateral type
                                           . payment terms of the underlying assets
                                           . payment priority within the tranche
                                           . structure of the security
                                           . deal performance
                                           . vintage of loans

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

               Instrument                                  Level 2                                    Level 3
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------------------------------------------------------
  Common and non-redeemable preferred stock
--------------------------------------------------------------------------------------------------------------------------------
                                           Valuation Techniques: Principally the      Valuation Techniques: Principally the
                                           market approach.                           market and income approaches.
                                           Key Input:
                                           . quoted prices in markets that are not
                                             considered active                        Key Inputs:
                                                                                      . credit ratings
                                                                                      . issuance structures
                                                                                      . quoted prices in markets that are not
                                                                                        active for identical or similar
                                                                                        securities that are less liquid and
                                                                                        based on lower levels of trading
                                                                                        activity than securities classified in
                                                                                        Level 2
                                                                                      . independent non-binding broker
                                                                                        quotations
--------------------------------------------------------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------------------------------------------------------
                                           . Trading and FVO securities and           . Trading and FVO securities and
                                             short-term investments are of a            short-term investments are of a
                                             similar nature and class to the fixed      similar nature and class to the fixed
                                             maturity and equity securities             maturity and equity securities
                                             described above; accordingly, the          described above; accordingly, the
                                             valuation techniques and observable        valuation techniques and unobservable
                                             inputs used in their valuation are         inputs used in their valuation are
                                             also similar to those described above.     also similar to those described above.
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Principally the
                                                                                      market approach, including matrix
                                                                                      pricing or other similar techniques.
                                                                                      Key Inputs: Inputs that are unobservable
                                                                                      or cannot be derived principally from,
                                                                                      or corroborated by, observable market
                                                                                      data
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account Assets (1)
--------------------------------------------------------------------------------------------------------------------------------
    Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------------------------------------------------------
                                           Key Input:
                                           . quoted prices or reported NAV provided   . N/A
                                             by the fund managers
--------------------------------------------------------------------------------------------------------------------------------
    Other limited partnership interests
--------------------------------------------------------------------------------------------------------------------------------
                                           . N/A                                      Valuation Techniques: Valued giving
                                                                                      consideration to the underlying holdings
                                                                                      of the partnerships and by applying a
                                                                                      premium or discount, if appropriate.
                                                                                      Key Inputs:
                                                                                      . liquidity
                                                                                      . bid/ask spreads
                                                                                      . the performance record of the fund
                                                                                        manager
                                                                                      . other relevant variables that may
                                                                                        impact the exit value of the
                                                                                        particular partnership interest

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

  Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

  Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                     Foreign Currency
                                                                                      Exchange Rate
-------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          basis curves
                                       . interest rate volatility (2)          currency spot rates
                                                                               cross currency basis curves
-------------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      basis curves (1)
                                                                               cross currency basis
                                                                                curves (1)
                                                                               currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          credit curves
                                       . interest rate volatility (2)          recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  swap yield curve (1)
                                       . basis curves (1)                      credit curves (1)
                                                                               credit spreads
                                                                               repurchase rates
                                                                               independent non-binding
                                                                                broker quotations

             Instrument                            Interest Rate                     Equity market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                      swap yield curve
by instrument type                     . basis curves                          spot equity index levels
                                       . interest rate volatility (2)          dividend yield curves
                                                                               equity volatility
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (1)                  dividend yield curves (1)
                                       . basis curves (1)                      equity volatility (1)
                                                                               correlation between model
                                                                                inputs (2)


--------

(1)Extrapolation beyond the observable limits of the curve(s).

(2)Option-based only.

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO, and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2. For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities, equity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                       December 31, 2014
                                                                                   --------------------------
                                      Valuation               Significant                            Weighted
                                      Techniques          Unobservable Inputs          Range        Average (1)
                               ------------------------- -----------------------   -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (40) -    240       39
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)          64  -    130       96
                                Market pricing            Quoted prices (5)            -  -    590      126
                                Consensus pricing         Offered quotes (5)          98  -    126      101
                               ---------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    120       97
                                Consensus pricing         Offered quotes (5)           1  -    118       93
                               ---------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)           15  -    110      100
                                Consensus pricing         Offered quotes (5)          56  -    106       98
                               ---------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          290  -    290
                               ---------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                            -  -      -
                                                          Correlation (8)             40% -     55%
                               ---------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    100
                                Consensus pricing         Offered quotes (10)
                               ---------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                       15% -     27%
                                                          Correlation (8)             70% -     70%
                               ---------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%
                                                             Ages 41 - 60           0.04% -   0.65%
                                                             Ages 61 - 115          0.26% -    100%
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%
                                                             Durations 11 - 20         3% -    100%
                                                             Durations 21 - 116        3% -    100%
                                                          Utilization rates           20% -     50%
                                                          Withdrawal rates          0.07% -     10%
                                                          Long-term equity         17.40% -     25%
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.46%
                                                           spread

                                                                                                                  Impact of
                                                                                       December 31, 2013         Increase in
                                                                                   --------------------------     Input on
                                      Valuation               Significant                            Weighted     Estimated
                                      Techniques          Unobservable Inputs          Range        Average (1) Fair Value (2)
                               ------------------------- -----------------------   -------------    ----------- --------------
Fixed maturity securities (3)
 U.S. corporate and foreign                               Delta spread               (10) -    240       38       Decrease
  corporate...................  Matrix pricing             adjustments (4)
                                                          Offered quotes (5)           4  -    104      100       Increase
                                Market pricing            Quoted prices (5)            -  -    277      122       Increase
                                Consensus pricing         Offered quotes (5)          33  -    140       98       Increase
                               ------------------------------------------------------------------------------------------------
RMBS                            Market pricing            Quoted prices (5)           22  -    100       98     Increase (6)
                                Consensus pricing         Offered quotes (5)          69  -    101       93     Increase (6)
                               ------------------------------------------------------------------------------------------------
 ABS..........................  Market pricing            Quoted prices (5)            -  -    106      101     Increase (6)
                                Consensus pricing         Offered quotes (5)          56  -    106       98     Increase (6)
                               ------------------------------------------------------------------------------------------------
Derivatives
Interest rate                   Present value             Swap yield (7)
                                 techniques                                          401  -    450              Increase (11)
                               ------------------------------------------------------------------------------------------------
Foreign currency exchange       Present value             Swap yield (7)
 rate                            techniques                                          580  -    767              Increase (11)
                                                          Correlation (8)             38% -     47%
                               ------------------------------------------------------------------------------------------------
Credit........................  Present value             Credit spreads (9)
                                 techniques                                           98  -    101              Decrease (9)
                                Consensus pricing         Offered quotes (10)
                               ------------------------------------------------------------------------------------------------
Equity market.................  Present value             Volatility (12)
                                 techniques or option
                                 pricing models                                        -  -      -              Increase (11)
                                                          Correlation (8)              -  -      -
                               ------------------------------------------------------------------------------------------------
Embedded derivatives
Direct and ceded guaranteed     Option pricing            Mortality rates:
 minimum benefits.............   techniques                  Ages 0 - 40               0% -   0.10%             Decrease (13)
                                                             Ages 41 - 60           0.04% -   0.65%             Decrease (13)
                                                             Ages 61 - 115          0.26% -    100%             Decrease (13)
                                                          Lapse rates:
                                                             Durations 1 - 10       0.50% -    100%             Decrease (14)
                                                             Durations 11 - 20         3% -    100%             Decrease (13)
                                                             Durations 21 - 116        3% -    100%             Decrease (14)
                                                          Utilization rates           20% -     50%             Increase (15)
                                                          Withdrawal rates          0.07% -     10%                     (16)
                                                          Long-term equity         17.40% -     25%  Increase (17)
                                                           volatilities
                                                          Nonperformance risk       0.03% -   0.44%  Decrease (18)
                                                           spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2014 and 2013, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long-term debt , and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          --------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          --------------------------------------------------------------------
                                                         U.S.
                                            U.S.       Treasury   Foreign                              Foreign
                                          Corporate   and Agency Corporate   RMBS     ABS      CMBS   Government
                                          ---------   ---------- --------- -------- -------- -------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,.................... $  5,269    $       62 $  3,198  $  2,513 $  2,526 $    430 $      274
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        3            --        2        42        6      (1)         --
   Net investment gains (losses).........      (6)            --      (4)         5     (40)       --        (49)
   Net derivative gains (losses).........       --            --       --        --       --       --         --
  OCI....................................      274            --      (56)       67       35        1         22
Purchases (3)............................    1,027            --      736     1,528    1,029      183         --
Sales (3)................................    (925)            --    (229)     (542)    (725)     (39)      (115)
Issuances (3)............................       --            --       --        --       --       --         --
Settlements (3)..........................       --            --       --        --       --       --         --
Transfers into Level 3 (4)...............       87            --      119        45       34        5         70
Transfers out of Level 3 (4).............    (792)          (62)    (175)      (29)  (1,373)    (130)         --
                                          --------    ---------- --------  -------- -------- -------- ----------
Balance at December 31,.................. $  4,937    $       -- $  3,591  $  3,629 $  1,492 $    449 $      202
                                          ========    ========== ========  ======== ======== ======== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $     --    $       -- $      2  $     43 $      1 $    (1) $        1
  Net investment gains (losses).......... $    (6)    $       -- $     --  $    (1) $     -- $     -- $       --
  Net derivative gains (losses).......... $     --    $       -- $     --  $     -- $     -- $     -- $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                  --------------------------------------------------------------------------------------
                                  Equity Securities     Trading and FVO Securities
                                  ------------------ --------------------------------
                                             Non-                  FVO        FVO
                                          redeemable  Actively   General   Securities             Residential  Separate
                                  Common  Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                  Stock     Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                  ------- ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,............ $    50  $    278    $   12    $    14     $   --    $    175     $   338    $  1,209
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.........      --        --        --         --         --           1          20          --
   Net investment gains
    (losses).....................       4         3        --         --         --         (2)          --         102
   Net derivative gains
    (losses).....................      --        --        --         --         --          --          --          --
  OCI............................      --         2        --         --         --          --          --          --
Purchases (3)....................      19        --         5         --         --         230         124         527
Sales (3)........................    (21)      (38)       (7)         --        (1)       (156)       (120)       (376)
Issuances (3)....................      --        --        --         --         --          --          --          81
Settlements (3)..................      --        --        --         --         --          --        (54)        (28)
Transfers into Level 3 (4).......      --        --        --         --         13          --          --         144
Transfers out of Level 3 (4).....      --      (82)       (5)         --         --        (18)          --        (44)
                                  -------  --------    ------    -------     ------    --------     -------    --------
Balance at December 31,.......... $    52  $    163    $    5    $    14     $   12    $    230     $   308    $  1,615
                                  =======  ========    ======    =======     ======    ========     =======    ========
Changes in unrealized gains
 (losses) included in net income
 (loss): (5)
  Net investment income.......... $    --  $     --    $   --    $    --         --    $     --          20    $     --
  Net investment gains (losses).. $   (2)  $    (3)    $   --    $    --         --    $     --          --    $     --
  Net derivative gains (losses).. $    --  $     --    $   --    $    --         --    $     --          --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                               ------------------------------------------------------------------------
                                                       Net Derivatives (7)
                                               ------------------------------------
                                                             Foreign
                                                             Currency                     Net                 Long-term
                                                             Exchange        Equity    Embedded     Long-term  Debt of
                                               Interest Rate   Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                               ------------- -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2014
Balance at January 1,.........................  $       (1)  $    14  $  23  $   --   $       48    $    (43) $    (28)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income......................           --       --     --      --           --           --        --
   Net investment gains (losses)..............           --       --     --      --           --           --       (1)
   Net derivative gains (losses)..............           --      (6)    (7)      14        (144)           --        --
  OCI.........................................           40       --     --      --           --           --        --
Purchases (3).................................           --       --     --     111           --           --        --
Sales (3).....................................           --       --     --      --           --           --        --
Issuances (3).................................           --       --    (4)   (155)           --         (30)        --
Settlements (3)...............................         (22)      (1)     --      --           29           20        16
Transfers into Level 3 (4)....................           --       --     --      --           --           --        --
Transfers out of Level 3 (4)..................           --       --     --      --           --           18        --
                                                -----------  -------  -----  ------   ----------    --------- ---------
Balance at December 31,.......................  $        17  $     7  $  12  $ (30)   $     (67)    $    (35) $    (13)
                                                ===========  =======  =====  ======   ==========    ========= =========
Changes in unrealized gains (losses) included
 in net income (loss): (5)
  Net investment income                         $        --  $    --  $  --  $   --   $       --    $      -- $      --
  Net investment gains (losses)                 $        --  $    --  $  --  $   --   $       --    $      -- $      (1)
  Net derivative gains (losses)                 $        --  $    (6) $  --  $   14   $     (115)   $      -- $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.       Treasury     Foreign                            Foreign
                                                       Corporate   and Agency   Corporate   RMBS    ABS     CMBS   Government
                                                       ---------   -----------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2013
Balance at January 1,................................. $  5,460    $        71   $ 3,054   $1,702  $1,923  $  402   $    282
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        2             --         1       30      --     (1)          4
   Net investment gains (losses)......................     (37)             --      (22)      (2)       4      --          2
   Net derivative gains (losses)......................       --             --        --       --      --      --         --
  OCI.................................................     (36)            (3)         3      140    (27)       2       (45)
Purchases (3).........................................    1,188             --       842    1,001   1,133     221         69
Sales (3).............................................    (862)            (6)     (646)    (328)   (429)    (66)       (37)
Issuances (3).........................................       --             --        --       --      --      --         --
Settlements (3).......................................       --             --        --       --      --      --         --
Transfers into Level 3 (4)............................      717             --       250       41       1      74          1
Transfers out of Level 3 (4)..........................  (1,163)             --     (284)     (71)    (79)   (202)        (2)
                                                       --------    -----------   -------   ------  ------  ------   --------
Balance at December 31,............................... $  5,269    $        62   $ 3,198   $2,513  $2,526  $  430   $    274
                                                       ========    ===========   =======   ======  ======  ======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      1    $        --   $    --   $   35  $   --  $  (1)   $      4
  Net investment gains (losses)....................... $   (40)    $        --   $    --   $  (3)  $   --  $   --   $     --
  Net derivative gains (losses)....................... $     --    $        --   $    --   $   --  $   --  $   --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013
Balance at January 1,................ $   60  $    281    $    6    $    26     $   --    $    252    $     --    $   940
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --          5         --          --           1         --
   Net investment gains (losses).....     20      (30)        --          6         --        (23)          --         42
   Net derivative gains (losses).....     --        --        --         --         --          --          --         --
  OCI................................    (5)        84        --         --         --          19          --         --
Purchases (3)........................      5        17         9         --         --         174         339        185
Sales (3)............................   (31)      (74)        --       (23)         --       (247)         (2)      (204)
Issuances (3)........................     --        --        --         --         --          --          --         72
Settlements (3)......................     --        --        --         --         --          --          --         --
Transfers into Level 3 (4)...........      1        --        --         --         --          --          --        236
Transfers out of Level 3 (4).........     --        --       (3)         --         --          --          --       (62)
                                      ------  --------    ------    -------     ------    --------    --------    -------
Balance at December 31,.............. $   50  $    278    $   12    $    14     $   --    $    175    $    338    $ 1,209
                                      ======  ========    ======    =======     ======    ========    ========    =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --    $     5     $   --    $     --    $      1    $    --
  Net investment gains (losses)...... $   --  $   (17)    $   --    $    --     $   --    $      1    $     --    $    --
  Net derivative gains (losses)...... $   --  $     --    $   --    $    --     $   --    $     --    $     --    $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------------
                                                        Net Derivatives (7)
                                                  -------------------------------
                                                              Foreign
                                                              Currency                     Net                 Long-term
                                                  Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                    Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                  --------    -------- ------ ------ --------------- --------- ----------
                                                                             (In millions)
Year Ended December 31, 2013
Balance at January 1,............................ $    58     $    37  $  33  $   --   $     (109)   $     --  $    (44)
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.........................      --          --     --      --            --         --         --
   Net investment gains (losses).................      --          --     --      --            --         --        (2)
   Net derivative gains (losses).................     (3)        (24)    (8)      --           102         --         --
  OCI............................................    (44)          --     --      --            --         --         --
Purchases (3)....................................      --          --     --      --            --         --         --
Sales (3)........................................      --          --     --      --            --         --         --
Issuances (3)....................................      --          --    (1)      --            --       (43)         --
Settlements (3)..................................    (12)           1    (1)      --            55         --         18
Transfers into Level 3 (4).......................      --          --     --      --            --         --         --
Transfers out of Level 3 (4).....................      --          --     --      --            --         --         --
                                                  -------     -------  -----  ------   -----------   --------  ---------
Balance at December 31,.......................... $   (1)     $    14  $  23  $   --   $        48   $   (43)  $    (28)
                                                  =======     =======  =====  ======   ===========   ========  =========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income.......................... $    --     $    --  $  --  $   --   $        --   $     --  $      --
  Net investment gains (losses).................. $    --     $    --  $  --  $   --   $        --   $     --  $     (2)
  Net derivative gains (losses).................. $    --     $  (24)  $ (5)  $   --   $       115   $     --  $      --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       -----------------------------------------------------------------------
                                                                          Fixed Maturity Securities
                                                       -----------------------------------------------------------------------
                                                                      U.S.
                                                         U.S.     Treasury and   Foreign                            Foreign
                                                       Corporate     Agency     Corporate   RMBS    ABS     CMBS   Government
                                                       ---------  ------------  ---------  ------  ------  ------  ----------
                                                                                (In millions)
Year Ended December 31, 2012
Balance at January 1,................................. $  4,919     $     25    $  2,258   $  691  $1,146  $  219    $  291
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................        7           --           6       27       1      --         5
   Net investment gains (losses)......................      (2)           --        (52)      (5)     (1)     (7)       (5)
   Net derivative gains (losses)......................       --           --          --       --      --      --        --
  OCI.................................................      173           --         142      220     (3)     (3)        19
Purchases (3).........................................    1,282           47       1,213      892     953     268         2
Sales (3).............................................    (848)          (1)       (489)    (242)   (157)   (167)      (55)
Issuances (3).........................................       --           --          --       --      --      --        --
Settlements (3).......................................       --           --          --       --      --      --        --
Transfers into Level 3 (4)............................      559           --          99      131       4     104        25
Transfers out of Level 3 (4)..........................    (630)           --       (123)     (12)    (20)    (12)        --
                                                       --------     --------    --------   ------  ------  ------    ------
Balance at December 31,............................... $  5,460     $     71    $  3,054   $1,702  $1,923  $  402    $  282
                                                       ========     ========    ========   ======  ======  ======    ======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income............................... $      4     $     --    $      5   $   27  $    1  $   --    $    5
  Net investment gains (losses)....................... $    (3)     $     --    $   (13)   $  (2)  $   --  $   --    $   --
  Net derivative gains (losses)....................... $     --     $     --    $     --   $   --  $   --  $   --    $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                      -------------------------------------------------------------------------------------
                                      Equity Securities    Trading and FVO Securities
                                      ----------------- --------------------------------
                                                Non-                  FVO        FVO
                                             redeemable  Actively   General   Securities             Residential  Separate
                                      Common Preferred    Traded    Account    Held by   Short-term   Mortgage    Account
                                      Stock    Stock    Securities Securities    CSEs    Investments Loans - FVO Assets (6)
                                      ------ ---------- ---------- ---------- ---------- ----------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012
Balance at January 1,................ $  104  $    293    $   --     $   14    $    --    $    134    $      --   $ 1,082
Total realized/unrealized gains
 (losses) included in:
  Net income (loss): (1), (2)
   Net investment income.............     --        --        --         12         --          --           --        --
   Net investment gains (losses).....      7       (1)        --         --         --          --           --        84
   Net derivative gains (losses).....     --        --        --         --         --          --           --        --
  OCI................................    (7)        16        --         --         --        (19)           --        --
Purchases (3)........................     10         5         6         --         --         246           --       171
Sales (3)............................   (24)      (32)        --         --         --       (106)           --     (379)
Issuances (3)........................     --        --        --         --         --          --           --         2
Settlements (3)......................     --        --        --         --         --          --           --       (1)
Transfers into Level 3 (4)...........      1        --        --         --         --           5           --        24
Transfers out of Level 3 (4).........   (31)        --        --         --         --         (8)           --      (43)
                                      ------  --------    ------     ------    -------    --------    ---------   -------
Balance at December 31,.............. $   60  $    281    $    6     $   26    $    --    $    252    $      --   $   940
                                      ======  ========    ======     ======    =======    ========    =========   =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.............. $   --  $     --    $   --     $   12    $    --    $     --    $      --   $    --
  Net investment gains (losses)...... $  (4)  $     --    $   --     $   --    $    --    $     --    $      --   $    --
  Net derivative gains (losses)...... $   --  $     --    $   --     $   --    $    --    $     --    $      --   $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                       Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                       --------------------------------------------------------------------
                                                             Net Derivatives (7)
                                                       -------------------------------
                                                                   Foreign
                                                                   Currency                     Net                 Long-term
                                                       Interest    Exchange        Equity    Embedded     Long-term  Debt of
                                                         Rate        Rate   Credit Market Derivatives (8)   Debt    CSEs - FVO
                                                       --------    -------- ------ ------ --------------- --------- ----------
                                                                                  (In millions)
Year Ended December 31, 2012
Balance at January 1,.................................  $  67      $    56  $   1  $  --    $    (790)     $    --   $  (116)
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income..............................     --           --     --     --            --          --         --
   Net investment gains (losses)......................     --           --     --     --            --          --        (7)
   Net derivative gains (losses)......................     17         (19)     38     --           629          --         --
  OCI.................................................    (1)           --     --     --            --          --         --
Purchases (3).........................................     --           --     --     --            --          --         --
Sales (3).............................................     --           --     --     --            --          --         --
Issuances (3).........................................     --           --    (3)     --            --          --         --
Settlements (3).......................................   (25)           --    (3)     --            52          --         79
Transfers into Level 3 (4)............................     --           --     --     --            --          --         --
Transfers out of Level 3 (4)..........................     --           --     --     --            --          --         --
                                                        -----      -------  -----  -----    ----------     -------   --------
Balance at December 31,...............................  $  58      $    37  $  33  $  --    $    (109)     $    --   $   (44)
                                                        =====      =======  =====  =====    ==========     =======   ========
Changes in unrealized gains (losses) included in net
 income (loss): (5)
  Net investment income...............................  $  --      $    --  $  --  $  --    $       --     $    --   $     --
  Net investment gains (losses).......................  $  --      $    --  $  --  $  --    $       --     $    --   $    (7)
  Net derivative gains (losses).......................  $  --      $  (19)  $  36  $  --    $      636     $    --   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of mortgage loans--FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                       December 31,
                                                                      ---------------
                                                                        2014    2013
                                                                      ------- -------
                                                                       (In millions)
Unpaid principal balance                                              $   436 $   508
Difference between estimated fair value and unpaid principal balance.   (128)   (170)
                                                                      ------- -------
 Carrying value at estimated fair value.............................. $   308 $   338
                                                                      ======= =======
Loans in non-accrual status.......................................... $   125 $    --

  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                       Long-term Debt                  Long-term Debt of CSEs
                                             ----------------------------------  ----------------------------------
                                             December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013
                                             ----------------- ----------------- ----------------- -----------------
                                                                          (In millions)
Contractual principal balance...............    $       115       $       123       $        26        $      42
Difference between estimated fair value and
  contractual principal balance.............              2                (1)              (13)             (14)
                                             ----------------- ----------------- ----------------- -----------------
 Carrying value at estimated fair
   value (1)................................    $       117       $       122       $        13        $      28
                                             ================= ================= ================= =================

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                              At December 31,                Years Ended December 31,
                                         -------------------------------- -----------------------------
                                             2014       2013       2012       2014      2013      2012
                                         --------   --------   --------   --------  --------  ---------
                                         Carrying Value After Measurement        Gains (Losses)
                                         -------------------------------- -----------------------------
                                                              (In millions)
Mortgage loans, net (1)................. $     94   $    175   $    361   $      2  $     24  $    (16)
Other limited partnership interests (2). $    109   $     71   $     48   $    (70) $    (40) $    (30)
Goodwill (3)............................ $     --   $     --   $     --   $     --  $     --  $    (10)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2014 and 2013 were not significant.

(3)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "--Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2014
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value        Level 1      Level 2      Level 3   Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  48,751 $        --  $        --  $     50,992 $     50,992
Policy loans........................ $   8,491 $        --  $       796  $      9,614 $     10,410
Real estate joint ventures.......... $      30 $        --  $        --  $         54 $         54
Other limited partnership interests. $     635 $        --  $        --  $        819 $        819
Other invested assets............... $   2,385 $        --  $     2,270  $        220 $      2,490
Premiums, reinsurance and other
 receivables........................ $  13,845 $        --  $        94  $     14,607 $     14,701
Liabilities
PABs................................ $  73,225 $        --  $        --  $     75,481 $     75,481
Long-term debt...................... $   1,897 $        --  $     2,029  $        268 $      2,297
Other liabilities................... $  20,139 $        --  $       609  $     20,133 $     20,742
Separate account liabilities........ $  60,840 $        --  $    60,840  $         -- $     60,840

                                                           December 31, 2013
                                     -------------------------------------------------------------
                                                        Fair Value Hierarchy
                                               --------------------------------------
                                                                                         Total
                                     Carrying                                          Estimated
                                      Value      Level 1      Level 2      Level 3     Fair Value
                                     --------- ----------- ------------- ------------ ------------
                                                           (In millions)
Assets
Mortgage loans...................... $  45,686 $        --  $        --  $     47,369 $     47,369
Policy loans........................ $   8,421 $        --  $       786  $      8,767 $      9,553
Real estate joint ventures.......... $      47 $        --  $        --  $         70 $         70
Other limited partnership interests. $     865 $        --  $        --  $      1,013 $      1,013
Other invested assets............... $   2,017 $        87  $     1,752  $        176 $      2,015
Premiums, reinsurance and other
 receivables........................ $  14,210 $        --  $        15  $     14,906 $     14,921
Liabilities
PABs................................ $  70,205 $        --  $        --  $     72,236 $     72,236
Long-term debt...................... $   2,655 $        --  $     2,956  $         -- $      2,956
Other liabilities................... $  19,601 $        --  $       310  $     19,787 $     20,097
Separate account liabilities........ $  57,935 $        --  $    57,935  $         -- $     57,935

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

   Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

   For the 2014 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more than likely that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

   As discussed in Note 2, effective January 1, 2015, the Company implemented certain segment reporting changes, including revising its capital allocation methodology, which were approved by the chief operating decision maker of MetLife, Inc. in the fourth quarter of 2014. As a result, goodwill was re-tested for impairment during the fourth quarter of 2014 using estimated revised carrying amounts of the reporting units. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

 concluded that the fair values of all reporting units were in excess of their carrying value and, therefore, goodwill was not impaired.

   Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                                Retail   Benefits    Funding   & Other  Total
                                ------- ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2012
  Goodwill..................... $    37  $     68    $    2    $    4   $  111
  Accumulated impairment.......      --        --        --        --       --
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      37        68         2         4      111

  Impairments (1)..............    (10)        --        --        --     (10)

  Balance at December 31, 2012
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2013
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net.........      27        68         2         4      101
  Balance at December 31, 2014
  Goodwill.....................      37        68         2         4      111
  Accumulated impairment.......    (10)        --        --        --     (10)
                                ------- ----------- --------- --------- ------
   Total goodwill, net......... $    27  $     68    $    2    $    4   $  101
                                ======= =========== ========= ========= ======

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


12. Long-term and Short-term Debt

   Long-term and short-term debt outstanding was as follows:

                                 Interest Rates (1)                   December 31,
                               ---------------------              ---------------------
                                             Weighted
                                   Range     Average   Maturity      2014       2013
                               ------------- -------- ----------- ---------- ----------
                                                                      (In millions)
Surplus notes --affiliated.... 3.00% - 7.38%   6.49%  2015 - 2037 $      883 $    1,100
Surplus notes................. 7.63% - 7.88%   7.83%  2015 - 2025        701        701
Mortgage loans --affiliated... 2.11% - 7.26%   5.21%  2015 - 2020        242        364
Senior notes --affiliated (2). 0.92% - 2.75%   1.97%  2021 - 2022         78         79
Other notes (3)............... 1.34% - 8.00%   3.34%  2015 - 2027        110        533
Capital lease obligations.....                                            --         23
                                                                  ---------- ----------
Total long-term debt (4)......                                         2,014      2,800
Total short-term debt.........                                           100        175
                                                                  ---------- ----------
Total.........................                                    $    2,114 $    2,975
                                                                  ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2014.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)At December 31, 2013, the Company consolidated the MetLife Core Property Fund. During 2013, this consolidated VIE issued $373 million of long-term debt. The Company no longer consolidated the fund effective March 31, 2014. See Note 8.

(4)Excludes $13 million and $28 million of long-term debt relating to CSEs at December 31, 2014 and 2013, respectively. See Note 8.

   The aggregate maturities of long-term debt at December 31, 2014 for the next five years and thereafter are $521 million in 2015, $3 million in 2016, $3 million in 2017, $7 million in 2018, $33 million in 2019 and $1.4 billion thereafter.

   Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

   Certain of the Company's debt instruments, as well as its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

   In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

   In September 2014, the Company repaid in cash $217 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                            -----------------
                                              2014     2013
                                            -------- --------
                                              (In millions)
                  Commercial paper......... $    100 $    175
                  Average daily balance.... $    109 $    103
                  Average days outstanding.  69 days  55 days

  During the years ended December 31, 2014, 2013 and 2012, the weighted average interest rate on short-term debt was 0.10%, 0.12% and 0.17%, respectively.

Interest Expense

   Interest expense related to long-term and short-term debt included in other expenses was $150 million, $150 million and $148 million for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts include $88 million, $91 million and $89 million of interest expense related to affiliated debt for the years ended December 31, 2014, 2013 and 2012, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
 Note 8.

Credit and Committed Facilities

   At December 31, 2014, MetLife Funding, Inc. ("MetLife Funding") and MetLife, Inc. maintained a $4.0 billion unsecured credit facility and a committed facility aggregating $490 million. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   Unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt (continued)


  Information on the credit facility at December 31, 2014 was as follows:

                                                     Letters of
                                          Maximum      Credit                   Unused
Borrower(s)                  Expiration    Capacity   Issued (1)   Drawdowns   Commitments
-------------------------- ------------  ---------- ------------ ----------- -------------
                                                         (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............  May 2019 (2) $    4,000   $    684     $    --    $    3,316

--------

(1)MetLife, Inc. and MetLife Funding, a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2014 and is not responsible for any reimbursement obligations under such letters of credit.

(2)In May 2014, MetLife, Inc. and MetLife Funding entered into a $4.0 billion five-year unsecured credit agreement, which amended and restated both the five-year $3.0 billion and the five-year $1.0 billion unsecured credit agreements in their entireties into a single agreement (the "2014 Five-Year Credit Agreement"). The credit facility made available by the 2014 Five-Year Credit Agreement may be used for general corporate purposes (including in the case of loans, to back up commercial paper and, in the case of letters of credit, to support variable annuity policy and reinsurance reserve requirements). All borrowings under the 2014 Five-Year Credit Agreement must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020. The Company incurred costs of $3 million related to the 2014 Five-Year Credit Agreement, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the 2014 Five-Year Credit Agreement.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in other expenses. Information on the committed facility at December 31, 2014 was as follows:

                                                      Letters of
                                           Maximum      Credit                   Unused
Account Party/Borrower(s)    Expiration     Capacity   Issued (1)   Drawdowns   Commitments
-------------------------  ------------   ---------- ------------ ----------- -------------
                                                          (In millions)
MetLife, Inc. & Missouri
  Reinsurance, Inc........  June 2016 (2)  $    490    $    490     $    --      $    --

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2014.

(2)Commencing in December 2015 and extending through March 2016, the capacity will grade down from $490 million to $200 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.
 Description of Plan -- General Terms

   Under the 2005 Stock Plan, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $100 million, $122 million and $127 million for the years ended
 December 31, 2014, 2013 and 2012, respectively.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers requiring tests to be performed as part of insurers' year-end asset adequacy testing. The Department of Financial Services issued its 2014 Special Considerations letter on October 10, 2014, which was substantially similar to the 2013 letter. The letter mandates the use of certain assumptions in asset adequacy testing. In 2013, MLIC established a three-year grade-in schedule for the amount of LTC reserves required as a result of the new assumptions. In 2014, MLIC established an additional schedule, reflecting current economic conditions, liabilities and assets. The following table summarizes the two schedules of strengthening:

                             2013 Schedule 2014 Schedule Combined Schedule
                             ------------- ------------- -----------------
                                             (In millions)
     2013 Strengthening.....    $  300           N/A          $  300
     2014 Strengthening.....    $  200        $  100          $  300
     2015 Strengthening (1).    $  100        $  100          $  200
     2016 Strengthening (1).       N/A        $  100          $  100

--------

(1)The actual 2015 and 2016 amounts may differ from those originally estimated in 2013 and 2014 due to changes in economic conditions, regulations, or policyholder behavior.

  The tables below present amounts from Metropolitan Life Insurance Company and its insurance subsidiaries, which are derived from the most recent statutory-basis financial statements as filed with the insurance regulators.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2014    2013    2012
---------------------------------------- ----------------- -------- ------ --------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  1,487 $  369 $  1,320
New England Life Insurance Company......   Massachusetts   $    303 $  103 $     79
General American Life Insurance Company.     Missouri      $    129 $   60 $     19

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2014      2013
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  12,008 $  12,428
          New England Life Insurance Company...... $     675 $     571
          General American Life Insurance Company. $     867 $     818

Dividend Restrictions

  The table below sets forth dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2015            2014        2013
                                      ----------------- ------------- --------
                                      Permitted Without
 Company                                  Approval        Paid (1)    Paid (1)
 ------------------------------------ ----------------- ------------- --------
                                                        (In millions)
 Metropolitan Life Insurance Company.     $  1,200        $    821(2) $  1,428

--------

(1)Includes all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2015             2014        2013
                                         ----------------- -----------    ---------
                                         Permitted Without
Company                                    Approval (1)       Paid (2)    Paid (2)
---------------------------------------- ----------------- -----------    ---------
                                                       (In millions)
New England Life Insurance Company......   $         199   $       227(3) $      77
General American Life Insurance Company.   $          88   $        --    $      --

--------

(1)Reflects dividend amounts that may be paid during 2015 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2015, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

(surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2014 and 2013, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $95 million and $45 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                           Unrealized                       Foreign     Defined
                                        Investment Gains     Unrealized    Currency     Benefit
                                        (Losses), Net of   Gains (Losses) Translation    Plans
                                       Related Offsets (1) on Derivatives Adjustments  Adjustment      Total
                                       ------------------- -------------- ----------- ------------- -----------
                                                                    (In millions)
Balance at December 31, 2011..........       $       4,028     $      840  $       37 $     (1,851) $     3,054
OCI before reclassifications..........               2,406          (243)        (30)         (618)       1,515
Deferred income tax benefit (expense).               (843)             87          11           217       (528)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               5,591            684          18       (2,252)       4,041
Amounts reclassified from AOCI........                  96              2          --         (148)        (50)
Deferred income tax benefit (expense).                (33)            (1)          --            51          17
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  63              1          --          (97)        (33)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2012..........               5,654            685          18       (2,349)       4,008
OCI before reclassifications..........             (3,321)          (677)          22         1,396     (2,580)
Deferred income tax benefit (expense).               1,145            237         (9)         (490)         883
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               3,478            245          31       (1,443)       2,311
Amounts reclassified from AOCI........                (16)           (14)          --         (205)       (235)
Deferred income tax benefit (expense).                   6              5          --            71          82
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                (10)            (9)          --         (134)       (153)
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2013..........               3,468            236          31       (1,577)       2,158
OCI before reclassifications..........               4,095            606        (44)       (1,181)       3,476
Deferred income tax benefit (expense).             (1,409)          (212)          10           406     (1,205)
                                             -------------     ----------  ---------- ------------- -----------
 OCI before reclassifications, net of
   income tax.........................               6,154            630         (3)       (2,352)       4,429
Amounts reclassified from AOCI........                  70            682          --           180         932
Deferred income tax benefit (expense).                (24)          (239)          --          (64)       (327)
                                             -------------     ----------  ---------- ------------- -----------
 Amounts reclassified from AOCI, net
   of income tax......................                  46            443          --           116         605
                                             -------------     ----------  ---------- ------------- -----------
Balance at December 31, 2014..........       $       6,200     $    1,073  $      (3) $     (2,236) $     5,034
                                             =============     ==========  ========== ============= ===========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                               Consolidated Statement of Operations and
AOCI Components                                 Amounts Reclassified from AOCI  Comprehensive Income (Loss) Locations
--------------------------------------------    ----------------------------   ----------------------------------------
                                                  Years Ended December 31,
                                                ----------------------------
                                                  2014        2013      2012
                                                ---------   --------- --------
                                                       (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................... $   (103)   $     (9) $  (136)      Net investment gains (losses)
  Net unrealized investment gains
   (losses)....................................        40          53       56      Net investment income
  Net unrealized investment gains
   (losses)....................................       (7)        (28)     (16)      Net derivative gains (losses)
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), before income tax...............      (70)          16     (96)
    Income tax (expense) benefit...............        24         (6)       33
                                                ---------   --------- --------
    Net unrealized investment gains
     (losses), net of income tax............... $    (46)   $      10 $   (63)
                                                =========   ========= ========
Unrealized gains (losses) on derivatives--
 cash flow hedges:
  Interest rate swaps.......................... $      41   $      20 $      3      Net derivative gains (losses)
  Interest rate swaps..........................         9           8        4      Net investment income
  Interest rate forwards.......................       (8)           1       --      Net derivative gains (losses)
  Interest rate forwards.......................         2           2        2      Net investment income
  Foreign currency swaps.......................     (725)        (15)      (7)      Net derivative gains (losses)
  Foreign currency swaps.......................       (2)         (3)      (5)      Net investment income
  Credit forwards..............................         1           1        1      Net investment income
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges,
     before income tax.........................     (682)          14      (2)
    Income tax (expense) benefit...............       239         (5)        1
                                                ---------   --------- --------
    Gains (losses) on cash flow hedges, net
     of income tax............................. $   (443)   $       9 $    (1)
                                                =========   ========= ========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).................................... $   (180)   $     274 $    246
  Amortization of prior service (costs)
   credit......................................        --        (69)     (98)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, before income tax..................     (180)         205      148
    Income tax (expense) benefit...............        64        (71)     (51)
                                                ---------   --------- --------
    Amortization of defined benefit plan
     items, net of income tax.................. $   (116)   $     134 $     97
                                                =========   ========= ========
Total reclassifications, net of income tax..... $   (605)   $     153 $     33
                                                =========   ========= ========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2014     2013     2012
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,257 $  2,392 $  2,426
Pension, postretirement and postemployment benefit costs...      322      364      285
Commissions................................................      828      781      769
Volume-related costs.......................................       70      253      241
Affiliated interest costs on ceded and assumed reinsurance.    1,009    1,033    1,209
Capitalization of DAC......................................    (424)    (562)    (632)
Amortization of DAC and VOBA...............................      695      261      991
Interest expense on debt...................................      151      153      152
Premium taxes, licenses and fees...........................      328      263      294
Professional services......................................    1,013      989      946
Rent and related expenses, net of sublease income..........      128      143      123
Other......................................................    (306)     (82)    (410)
                                                            -------- -------- --------
 Total other expenses...................................... $  6,071 $  5,988 $  6,394
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                              Years Ended December 31,
                              ----------------------------------------------------------------------------------------
                                          2014                          2013                          2012
                              ----------------------------  ----------------------------  ----------------------------
                                        Lease and                     Lease and                     Lease and
                                          Asset                         Asset                         Asset
                              Severance Impairment  Total   Severance Impairment  Total   Severance Impairment  Total
                              --------- ---------- -------  --------- ---------- -------  --------- ---------- -------
                                                                    (In millions)
Balance at January 1,........  $    39    $    6   $    45   $    22    $  --    $    22   $    --    $   --   $    --
Restructuring charges........       66         8        74        87       16        103       101        18       119
Cash payments................      (74)       (8)      (82)      (70)     (10)       (80)      (79)      (18)      (97)
                               -------    ------   -------   -------    -----    -------   -------    ------   -------
Balance at December 31,......  $    31    $    6   $    37   $    39    $   6    $    45   $    22    $   --   $    22
                               =======    ======   =======   =======    =====    =======   =======    ======   =======
Total restructuring charges
 incurred since inception of
 initiative..................  $   254    $   42   $   296   $   188    $  34    $   222   $   101    $   18   $   119
                               =======    ======   =======   =======    =====    =======   =======    ======   =======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016. However, such restructuring plans were not sufficiently developed to enable management to make an estimate of such restructuring charges at December 31, 2014.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2014, the majority of active participants were accruing benefits under the cash balance formula; however, 89% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans, as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                     December 31,
                                                -------------------------------------------------------
                                                           2014                        2013
                                                --------------------------- ---------------------------
                                                                 Other                       Other
                                                  Pension    Postretirement   Pension    Postretirement
                                                Benefits (1)    Benefits    Benefits (1)    Benefits
                                                ------------ -------------- ------------ --------------
                                                                     (In millions)
Change in benefit obligations
Benefit obligations at January 1,..............  $    8,130    $    1,861    $    8,937    $    2,402
 Service costs.................................         183            14           214            20
 Interest costs................................         413            92           367            92
 Plan participants' contributions..............          --            30            --            30
 Net actuarial (gains) losses..................       1,461           264         (967)         (550)
 Settlements and curtailments..................        (13)           (6)            --            --
 Change in benefits and other..................         574          (16)            26            --
 Benefits paid.................................       (486)         (109)         (447)         (133)
 Foreign exchange impact.......................          --           (1)            --            --
                                                 ----------    ----------    ----------    ----------
Benefit obligations at December 31,............      10,262         2,129         8,130         1,861
                                                 ----------    ----------    ----------    ----------
Change in plan assets
Fair value of plan assets at January 1,........       7,305         1,352         7,390         1,320
 Actual return on plan assets..................       1,018           112          (20)            57
 Change in benefits and other..................         523            --            28            --
 Plan participants' contributions..............          --            30            --            30
 Employer contributions........................         390            41           354            78
 Benefits paid.................................       (486)         (109)         (447)         (133)
                                                 ----------    ----------    ----------    ----------
Fair value of plan assets at December 31,......       8,750         1,426         7,305         1,352
                                                 ----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
Amounts recognized in the consolidated balance
  sheets
 Other assets..................................  $       --    $       --    $      213    $       --
 Other liabilities.............................     (1,512)         (703)       (1,038)         (509)
                                                 ----------    ----------    ----------    ----------
   Net amount recognized.......................  $  (1,512)    $    (703)    $    (825)    $    (509)
                                                 ==========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................  $    3,034    $      420    $    2,207    $      209
 Prior service costs (credit)..................         (2)          (10)            17             1
                                                 ----------    ----------    ----------    ----------
   AOCI, before income tax.....................  $    3,032    $      410    $    2,224    $      210
                                                 ==========    ==========    ==========    ==========
Accumulated benefit obligation.................  $    9,729           N/A    $    7,689           N/A
                                                 ==========                  ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate PBO was $1.3 billion and $ 1.0 billion at December 31, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows at:

                                                  December 31,
                                              ---------------------
                                                 2014       2013
                                              ---------- ----------
                                                  (In millions)
             Projected benefit obligations... $    1,981 $    1,037
             Accumulated benefit obligations. $    1,789 $      927
             Fair value of plan assets....... $      676 $       --

   Information for pension and other postretirement benefit plans with a PBO in excess of plan assets were as follows at:

                                                   December 31,
                               ----------------------------------------------------
                                          2014                      2013
                               -------------------------- -------------------------
                                               Other                     Other
                                Pension    Postretirement  Pension   Postretirement
                                Benefits      Benefits     Benefits     Benefits
                               ----------- -------------- ---------- --------------
                                                  (In millions)
Projected benefit obligations. $    10,241   $    2,129   $    1,170   $    1,863
Fair value of plan assets..... $     8,719   $    1,426   $      133   $    1,353

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial (gains) losses and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

..  Service Costs -- Service costs are the increase in the projected (expected)
   PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

.. Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

.. Settlement and Curtailment Costs -- The aggregate amount of net (gains) losses recognized in net periodic benefit costs is due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

.. Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

.. Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

.. Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                             Years Ended December 31,
                                      -----------------------------------------------------------------------
                                               2014                    2013                    2012
                                      ----------------------- ----------------------- -----------------------
                                                   Other                   Other                   Other
                                      Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                      Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                      -------- -------------- -------- -------------- -------- --------------
                                                                   (In millions)
Net periodic benefit costs
 Service costs....................... $    200    $    14     $    214    $    17     $    195    $    31
 Interest costs......................      437         92          366         85          383         97
 Settlement and curtailment
   costs.............................       14          2           --         --           --         --
 Expected return on plan
   assets............................    (475)       (75)        (453)       (74)        (456)       (76)
 Amortization of net actuarial
   (gains) losses....................      169         11          219         51          188         53
 Amortization of prior service
   costs (credit)....................        1        (1)            6       (69)            6       (97)
 Allocated to affiliates.............     (54)       (11)         (12)         --         (12)        (1)
                                      --------    -------     --------    -------     --------    -------
   Total net periodic benefit
     costs (credit)..................      292         32          340         10          304          7
                                      --------    -------     --------    -------     --------    -------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses........      996        222        (492)      (532)          705        232
 Prior service costs (credit)........     (18)       (12)           --         --           --         --
 Amortization of net actuarial
   (gains) losses....................    (169)       (11)        (219)       (55)        (189)       (57)
 Amortization of prior service
   (costs) credit....................      (1)          1          (6)         75          (6)        104
                                      --------    -------     --------    -------     --------    -------
   Total recognized in OCI...........      808        200        (717)      (512)          510        279
                                      --------    -------     --------    -------     --------    -------
     Total recognized in net
       periodic benefit costs and
       OCI........................... $  1,100    $   232     $  (377)    $ (502)     $    814    $   286
                                      ========    =======     ========    =======     ========    =======

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $200 million and ($1) million, and $31 million and ($4) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Assumptions

  Assumptions used in determining benefit obligations were as follows at:

                                                               December 31,
                                ---------------------------------------------------------------------------
                                                2014                                  2013
                                ------------------------------------- -------------------------------------
                                                 Other Postretirement                  Other Postretirement
                                Pension Benefits       Benefits       Pension Benefits       Benefits
                                ---------------- -------------------- ---------------- --------------------
Weighted average discount rate.      4.10%              4.10%              5.15%              5.15%
Rate of compensation increase..  2.25% - 8.50%           N/A           3.50% - 7.50%           N/A

  Assumptions used in determining net periodic benefit costs were as follows:

                                                         Years Ended December 31,
                      -----------------------------------------------------------------------------------------------
                                   2014                            2013                            2012
                      ------------------------------- ------------------------------- -------------------------------
                                           Other                           Other                           Other
                                       Postretirement                  Postretirement                  Postretirement
                      Pension Benefits    Benefits    Pension Benefits    Benefits    Pension Benefits    Benefits
                      ---------------- -------------- ---------------- -------------- ---------------- --------------
Weighted average
  discount rate......      5.15%           5.15%           4.20%           4.20%           4.95%           4.95%
Weighted average
  expected rate of
  return on plan
  assets.............      6.25%           5.70%           6.24%           5.76%           7.00%           6.26%
Rate of compensation
  increase...........  3.50% - 7.50%        N/A        3.50% - 7.50%        N/A        3.50% - 7.50%        N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2015 is currently anticipated to be 6.24% for pension benefits and 5.65% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                       December 31,
                                       -----------------------------------------------------------------------------
                                                       2014                                    2013
                                       -------------------------------------   -------------------------------------
Pre-and Post-Medicare eligible claims  6.4% for 2015, gradually decreasing     6.4% in 2014, gradually decreasing
                                       each year for Pre-Medicare until 2094   each year until 2094 reaching the
                                       reaching the ultimate rate of 4.4%      ultimate rate of 4.4% for Pre-
                                       and for Post-Medicare until 2089        Medicare and 4.6% for Post-Medicare.
                                       reaching the ultimate rate of 4.7%

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2014:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     14   $     (11)
Effect of accumulated postretirement benefit obligations.  $    302   $    (245)

   As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

       Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


Level 3This category includes separate accounts that are invested in fixed maturity securities, equity securities, derivative assets and other investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

       Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2014 for the Invested Plans:

                                                                        December 31,
                               ----------------------------------------------------------------------------------------------
                                                       2014                                            2013
                               ----------------------------------------------------- ----------------------------------------
                                                  Postretirement    Postretirement              Postretirement Postretirement
                                    Pension           Medical            Life         Pension      Medical          Life
                               ----------------- ----------------- ----------------- ---------- -------------- --------------
                                        Actual            Actual            Actual     Actual       Actual         Actual
                               Target Allocation Target Allocation Target Allocation Allocation   Allocation     Allocation
                               ------ ---------- ------ ---------- ------ ---------- ---------- -------------- --------------
Asset Class
Fixed maturity securities (1).  75%       69%     70%       71%      --%      --%        64%          66%            --%
Equity securities (2).........  12%       15%     30%       27%      --%      --%        23%          33%            --%
Alternative securities (3)....  13%       16%     --%        2%     100%     100%        13%           1%           100%
                                         ----              ----              ----       ----         ----           ----
  Total assets................           100%              100%              100%       100%         100%           100%
                                         ====              ====              ====       ====         ====           ====

--------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks, U.S. government bonds and exchange traded funds. Certain prior year amounts have been reclassified from equity securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                      December 31, 2014
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  2,638 $   80  $  2,718  $   42  $  244   $  3   $    289
 U.S. government
   bonds...................    1,605      223     --     1,828     169      12     --        181
 Foreign bonds.............       --      718     17       735      --      68     --         68
 Federal agencies..........       --      254     --       254      --      35     --         35
 Municipals................       --      270     --       270      --      74     --         74
 Other (1).................       --      188      8       196      --      63     --         63
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............    1,605    4,291    105     6,001     211     496      3        710
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................      951       --     --       951     188      --     --        188
 Common stock -
   foreign.................      394       --     --       394      80      --     --         80
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,345       --     --     1,345     268      --     --        268
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       24    743       767      --      --     --         --
Short-term investments.....      189      273     --       462      14     433     --        447
Money market
  securities...............       29       56     --        85      --      --     --         --
Derivative assets..........       11        7     72        90      --       1     --          1
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  3,179 $  4,651 $  920  $  8,750  $  493  $  930   $  3   $  1,426
                            ======== ======== ======  ========  ======  ======   ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                      December 31, 2013
                            ---------------------------------------------------------------------
                                     Pension Benefits             Other Postretirement Benefits
                            ----------------------------------- ---------------------------------
                              Fair Value Hierarchy               Fair Value Hierarchy
                            -------------------------           -----------------------
                                                        Total                             Total
                                                      Estimated                         Estimated
                                                        Fair                              Fair
                            Level 1  Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                            -------- -------- ------- --------- ------- ------- ------- ---------
                                                        (In millions)
Assets
Fixed maturity securities:
 Corporate................. $     -- $  1,948 $   55  $  2,003  $   77  $  170   $  1   $    248
 U.S. government
   bonds...................      868      156     --     1,024     135       5     --        140
 Foreign bonds.............       --      675     10       685      --      63     --         63
 Federal agencies..........       --      274     --       274      --      33     --         33
 Municipals................       --      206     --       206      55      15     --         70
 Other (1).................       --      460     19       479      --      54     --         54
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities............      868    3,719     84     4,671     267     340      1        608
                            -------- -------- ------  --------  ------  ------   ----   --------
Equity securities:
 Common stock -
   domestic................    1,064       21    139     1,224     196      --     --        196
 Common stock -
   foreign.................      432       --     --       432     102      --     --        102
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total equity
     securities............    1,496       21    139     1,656     298      --     --        298
                            -------- -------- ------  --------  ------  ------   ----   --------
Other investments..........       --       --    563       563      --      --     --         --
Short-term investments.....       49      290     --       339      --     439     --        439
Money market
  securities...............        1       12     --        13       4      --     --          4
Derivative assets..........       16       14     33        63      --       3     --          3
                            -------- -------- ------  --------  ------  ------   ----   --------
   Total assets............ $  2,430 $  4,056 $  819  $  7,305  $  569  $  782   $  1   $  1,352
                            ======== ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2014
Balance at January 1,   $  55    $  10    $ 19      $  139     $  563      $  33      $  1      $  --      $  --     $  --
Realized gains
 (losses)............       3       --      --          --       (13)       (16)        --         --         --        --
Unrealized gains
 (losses)............      --       --      --          --        114         19         1         --         --        --
Purchases, sales,
 issuances and
 settlements, net....      11        5     (2)          --      (104)         34         1         --         --        --
Transfers into
 and/or out of
 Level 3.............      11        2     (9)       (139)        183          2        --         --         --        --
                        -----    -----    ----      ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  80    $  17    $  8      $   --     $  743      $  72      $  3      $  --      $  --     $  --
                        =====    =====    ====      ======     ======      =====      ====      =====      =====     =====

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      -------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------- -----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        ------------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2013
Balance at January 1,   $  18    $   7    $   7     $  129     $  419      $   1      $  4      $   1      $   3     $  --
Realized gains
 (losses)............      --       --       --        (1)         --        (2)        --         --        (3)        --
Unrealized gains
 (losses)............     (2)        1       --          9         56       (17)        --         --          4        --
Purchases, sales,
 issuances and
 settlements, net....      17      (3)       11          2       (58)         51       (3)        (1)        (4)        --
Transfers into
 and/or out of
 Level 3.............      22        5        1         --        146         --        --         --         --        --
                        -----    -----    -----     ------     ------      -----      ----      -----      -----     -----
Balance at
 December 31,........   $  55    $  10    $  19     $  139     $  563      $  33      $  1      $  --      $  --     $  --
                        =====    =====    =====     ======     ======      =====      ====      =====      =====     =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                      ------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
                      ------------------------------------------------------------  ----------------------------------------
                            Fixed Maturity          Equity                                  Fixed Maturity
                              Securities          Securities                                  Securities
                      --------------------------- ----------                        -----------------------------
                                                    Common
                                Foreign            Stock -      Other    Derivative                                Derivative
                      Corporate  Bonds  Other (1)  Domestic  Investments   Assets   Corporate Municipals Other (1)   Assets
                      --------- ------- --------- ---------- ----------- ---------- --------- ---------- --------- ----------
                                                                   (In millions)
Year Ended
 December 31, 2012
Balance at January 1,   $  30    $  5     $  2      $  194     $  501       $  4      $  4       $  1      $  5      $   1
Realized gains
 (losses)............      --      --       --         (25)        52          4        --         --        (2)         2
Unrealized gains
 (losses)............      (1)      8        1           9        (38)        (6)       --         --         2         (2)
Purchases, sales,
 issuances and
 settlements, net....     (11)     (6)       4         (49)       (96)        (1)       --         --        (2)        (1)
Transfers into
 and/or out of
 Level 3.............      --      --       --          --         --         --        --         --        --         --
                        -----    ----     ----      ------     ------       ----      ----       ----      ----      -----
Balance at
 December 31,........   $  18    $  7     $  7      $  129     $  419       $  1      $  4       $  1      $  3      $  --
                        =====    ====     ====      ======     ======       ====      ====       ====      ====      =====

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2015. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2015. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2015.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2015 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits Other Postretirement Benefits
                      ---------------- -----------------------------
                                      (In millions)
           2015...... $            490        $           81
           2016...... $            507        $           82
           2017...... $            531        $           85
           2018...... $            544        $           88
           2019...... $            565        $           92
           2020-2024. $          3,134        $          522

 Additional Information

   As previously discussed, most of the assets of the pension benefit plan are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized in the consolidated statements of operations were $50 million, $49 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $1.2 billion, $20 million and $867 million for the years ended December 31, 2014, 2013 and 2012, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $68 million, $84 million and $83 million for the years ended December 31, 2014, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     -------------------------
                                                       2014    2013     2012
                                                     -------- ------- --------
                                                           (In millions)
  Current:
   Federal.......................................... $    901 $   789 $    675
   State and local..................................        3       2        2
   Foreign..........................................       74     176      176
                                                     -------- ------- --------
     Subtotal.......................................      978     967      853
                                                     -------- ------- --------
  Deferred:
   Federal..........................................      538   (411)      346
   Foreign..........................................       16     125    (144)
                                                     -------- ------- --------
     Subtotal.......................................      554   (286)      202
                                                     -------- ------- --------
       Provision for income tax expense (benefit)... $  1,532 $   681 $  1,055
                                                     ======== ======= ========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2014     2013     2012
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  5,335 $  2,540 $  3,153
      Foreign..................................       56      282      545
                                                -------- -------- --------
        Total.................................. $  5,391 $  2,822 $  3,698
                                                ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                     2014    2013    2012
                                                   -------- ------ --------
                                                        (In millions)
    Tax provision at U.S. statutory rate.......... $  1,887 $  988 $  1,294
    Tax effect of:
     Dividend received deduction..................     (82)   (66)     (75)
     Tax-exempt income............................     (40)   (42)     (43)
     Prior year tax...............................       11     29       10
     Low income housing tax credits...............    (205)  (190)    (142)
     Other tax credits............................     (66)   (44)     (18)
     Foreign tax rate differential................       --      2        3
     Change in valuation allowance................       --    (4)       13
     Other, net...................................       27      8       13
                                                   -------- ------ --------
       Provision for income tax expense (benefit). $  1,532 $  681 $  1,055
                                                   ======== ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                             December 31,
                                                  -----------------------------------
                                                        2014              2013
                                                  ----------------- -----------------
                                                             (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables........ $           1,577 $           1,823
 Net operating loss carryforwards................                29                64
 Employee benefits...............................             1,015               649
 Capital loss carryforwards......................                --                14
 Tax credit carryforwards........................               979               909
 Litigation-related and government mandated......               259               223
 Other...........................................               309               349
                                                  ----------------- -----------------
   Total gross deferred income tax assets........             4,168             4,031
 Less: Valuation allowance.......................                22                72
                                                  ----------------- -----------------
   Total net deferred income tax assets..........             4,146             3,959
                                                  ----------------- -----------------
Deferred income tax liabilities:
 Investments, including derivatives..............             2,402             2,021
 Intangibles.....................................                72                77
 DAC.............................................             1,568             1,600
 Net unrealized investment gains.................             3,903             2,019
 Other...........................................                36                27
                                                  ----------------- -----------------
   Total deferred income tax liabilities.........             7,981             5,744
                                                  ----------------- -----------------
     Net deferred income tax asset (liability)... $         (3,835) $         (1,785)
                                                  ================= =================

   See Note 1 for information regarding new guidance adopted by the Company related to the presentation of an unrecognized tax benefit.

   The Company has recorded a $50 million reduction of valuation allowance as a balance sheet reclassification with other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2014.

                                Net Operating Loss Carryforwards
                                --------------------------------
                                  Domestic          State
                                 ------------   ---------------
                                       (In millions)
                    Expiration
                    2015-2019.. $         --   $            32
                    2020-2024..           --                44
                    2025-2029..           --                53
                    2030-2034..           21                 8
                    Indefinite.           --                --
                                 ------------   ---------------
                                $         21   $           137
                                 ============   ===============

   The following table sets forth the general business credits, foreign tax credits, and other tax credit carryforwards for tax purposes at December 31, 2014.

                                  Tax Credit Carryforwards
               --------------------------------------------------------------
               General Business Credits Foreign Tax Credits       Other
               ------------------------ ------------------- -----------------
                                       (In millions)
   Expiration
   2015-2019..    $               --    $               --  $              --
   2020-2024..                    --                   301                 --
   2025-2029..                     4                    --                 --
   2030-2034..                   832                    --                 --
   Indefinite.                    --                    --                 32
                  ------------------    ------------------  -----------------
                  $              836    $              301  $              32
                  ==================    ==================  =================

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included ($24) million, $157 million and ($14) million for the years ended December 31, 2014, 2013 and 2012, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2000 through 2006 where the IRS disallowance relates predominantly to certain tax credits claimed and the Company continues to protest.

   During June 2014, the IRS concluded its audit of the Company's tax returns for the years 2003 through 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 July 2014 for other tax adjustments. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company's financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2014     2013     2012
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    532 $    525
Additions for tax positions of prior years...............................       27       50       27
Reductions for tax positions of prior years..............................     (13)      (4)      (5)
Additions for tax positions of current year..............................        3        3       --
Settlements with tax authorities.........................................      (3)     (49)     (15)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    546 $    532 $    532
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    497 $    491 $    466
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2014      2013    2012
                                                                  -------  -------- ------
                                                                       (In millions)
Interest recognized in the consolidated statements of operations. $    37  $     17 $    8

                                                                             December 31,
                                                                           ---------------
                                                                             2014    2013
                                                                           -------- ------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets. $    265 $  228

   The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)

 significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2014. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  As of December 31, 2014, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $390 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

    The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                             --------------------------------------
                                                2014         2013         2012
                                             -----------  -----------  -----------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.      68,460       67,983       65,812
Number of new claims during the year........       4,636        5,898        5,303
Settlement payments during the year (1)..... $      46.0  $      37.0  $      36.4

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

    The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

    The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

    The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

    The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
  (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

    Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2014. The frequency and severity of claims relating to asbestos have increased, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims to $690 million at December 31, 2014.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation

    On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has appealed the dismissal order.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. Metropolitan Life Insurance Company moved to dismiss the complaint and intends to defend this action vigorously.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motion for summary judgment. The court has not yet set a new trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013); Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013, subsequently transferred to S.D. Fla. 2013); and Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014)

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). The C-Mart and Cadenasso cases were voluntarily dismissed. In the Fauley case, the Illinois court certified a nationwide settlement class and approved a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and the date of the preliminary approval in August 2014.

  Robainas v. Metropolitan Life Ins. Co. and MetLife, Inc. (S.D.N.Y., December 16, 2014); International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Insurance Co. (E.D.N.Y., February 2, 2015)

    Plaintiffs filed these putative class action lawsuits on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). The complaints allege that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. MetLife intends to defend these actions vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2014    2013
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    34 $    46
  Premium tax offsets currently available for paid assessments.      65      54
                                                                ------- -------
                                                                $    99 $   100
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    50 $    67
                                                                ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2015....... $        223
                           2016.......          190
                           2017.......          147
                           2018.......          133
                           2019.......          110
                           Thereafter.          701
                                       ------------
                            Total..... $      1,504
                                       ============

  Total minimum rentals to be received in the future under non-cancelable subleases were $ 108 million as of December 31, 2014.

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.9 billion and $3.1 billion at December 31, 2014 and 2013, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $3.6 billion and $3.4 billion at December 31, 2014 and 2013, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million at both December 31, 2014 and 2013, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2014 and 2013 are summarized in the table below:

                                                                    Three Months Ended
                                                     ------------------------------------------------
                                                     March 31,   June 30,  September 30, December 31,
                                                     ---------- ---------- ------------- ------------
                                                                      (In millions)
2014
Total revenues...................................... $    9,037 $    9,252  $    9,857   $    10,585
Total expenses...................................... $    7,889 $    8,210  $    8,017   $     9,224
Income (loss) from continuing operations, net of
  income tax........................................ $      828 $      749  $    1,303   $       979
Income (loss) from discontinued operations, net of
  income tax........................................ $      (3) $       --  $       --   $        --
Net income (loss)................................... $      825 $      749  $    1,303   $       979
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $        1 $       --  $      (7)   $         1
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      824 $      749  $    1,310   $       978
2013
Total revenues...................................... $    8,766 $    8,632  $    8,018   $     9,884
Total expenses...................................... $    7,843 $    7,771  $    7,758   $     9,106
Income (loss) from continuing operations, net of
  income tax........................................ $      673 $      646  $      242   $       580
Income (loss) from discontinued operations, net of
  income tax........................................ $       -- $       --  $       --   $         1
Net income (loss)................................... $      673 $      646  $      242   $       581
Less: Net income (loss) attributable to
  noncontrolling interests.......................... $      (1) $        3  $      (5)   $       (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company................................. $      674 $      643  $      247   $       585

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.4 billion and $2.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $129 million, $127 million and $108 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $177 million, $142 million and $113 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.8 billion, $1.4 billion and $1.6 billion for the years ended December 31, 2014, 2013 and 2012, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $169 million and $327 million at December 31, 2014 and 2013, respectively.

  See Notes 6, 8, 9 and 12 for additional information on related party transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2014

                                 (In millions)

                                                                                 Amount at
                                                    Cost or        Estimated   Which Shown on
                                               Amortized Cost (1)  Fair Value  Balance Sheet
Types of Investments                           ------------------ ------------ --------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         34,391 $     39,070 $       39,070
   Public utilities...........................             14,945       16,861         16,861
   State and political subdivision securities.              5,329        6,520          6,520
   Foreign government securities..............              3,153        3,844          3,844
   All other corporate bonds..................             71,950       77,200         77,200
                                                 ---------------- ------------ --------------
     Total bonds..............................            129,768      143,495        143,495
 Mortgage-backed and asset-backed securities..             42,804       44,302         44,302
 Redeemable preferred stock...................              1,032        1,114          1,114
                                                 ---------------- ------------ --------------
       Total fixed maturity securities........            173,604      188,911        188,911
                                                 ---------------- ------------ --------------
Trading and fair value option securities......                720          705            705
                                                 ---------------- ------------ --------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all other......              1,236        1,352          1,352
 Non-redeemable preferred stock...............                690          713            713
                                                 ---------------- ------------ --------------
     Total equity securities..................              1,926        2,065          2,065
                                                 ---------------- ------------ --------------
Mortgage loans held-for-investment............             49,059                      49,059
Policy loans..................................              8,491                       8,491
Real estate and real estate joint ventures....              7,595                       7,595
Real estate acquired in satisfaction of debt..                279                         279
Other limited partnership interests...........              4,926                       4,926
Short-term investments........................              4,474                       4,474
Other invested assets.........................             14,209                      14,209
                                                 ----------------              --------------
        Total investments.....................   $        265,283              $      280,714
                                                 ================              ==============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2014
Retail.............. $  5,544    $          64,965     $  30,058    $     615     $         35     $    527
Group, Voluntary &
  Worksite Benefits.      324               20,500         8,305           --              321           --
Corporate Benefit
  Funding...........      106               40,414        57,539           --               --           41
Corporate & Other...        1                  518            --           --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,975    $         126,397     $  95,902    $     615     $        356     $    568
                     ========    =================     =========    =========     ============     ========
2013
Retail.............. $  5,990    $          62,912     $  30,434    $     601     $         36     $    507
Group, Voluntary &
  Worksite Benefits.      333               19,460         8,575           --              236           --
Corporate Benefit
  Funding...........       93               36,452        53,489           --               --           31
Corporate & Other...       --                  581            --           --                1           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  6,416    $         119,405     $  92,498    $     601     $        273     $    538
                     ========    =================     =========    =========     ============     ========
2012
Retail.............. $  5,407    $          64,757     $  31,393    $     610     $         36     $    539
Group, Voluntary &
  Worksite Benefits.      337               19,599         8,918           --              248           --
Corporate Benefit
  Funding...........       88               38,645        54,406           --               --           38
Corporate & Other...       --                  476            (1)          --               --           --
                     --------    -----------------     ---------    ---------     ------------     --------
 Total.............. $  5,832    $         123,477     $  94,716    $     610     $        284     $    577
                     ========    =================     =========    =========     ============     ========

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                          Policyholder    Amortization of
                                                          Benefits and        DAC and
                      Premiums and Universal               Claims and          VOBA
                              Life              Net     Interest Credited   Charged to       Other
                       and Investment-Type   Investment  to Policyholder       Other       Operating
Segment                Product Policy Fees     Income   Account Balances     Expenses     Expenses (1)
-------------------- ----------------------- ---------- ----------------- --------------- ------------
2014
Retail..............     $         5,640     $   5,101    $       6,170     $       652    $   2,666
Group, Voluntary &
  Worksite Benefits.              15,097         1,616           13,977              26        2,121
Corporate Benefit
  Funding...........               2,985         4,895            5,805              17          472
Corporate & Other...                 128           281               77              --        1,357
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        23,850     $  11,893    $      26,029     $       695    $   6,616
                         ===============     =========    =============     ===========    =========
2013
Retail..............     $         5,456     $   5,067    $       6,059     $       217    $   2,971
Group, Voluntary &
  Worksite Benefits.              14,420         1,618           13,346              25        1,970
Corporate Benefit
  Funding...........               2,886         4,680            5,813              19          474
Corporate & Other...                  76           420               67              --        1,517
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,838     $  11,785    $      25,285     $       261    $   6,932
                         ===============     =========    =============     ===========    =========
2012
Retail..............     $         5,379     $   5,113    $       6,121     $       948    $   3,067
Group, Voluntary &
  Worksite Benefits.              13,937         1,540           12,747              29        1,878
Corporate Benefit
  Funding...........               2,802         4,636            5,792              12          421
Corporate & Other...                   1           563               (1)              2        1,332
                         ---------------     ---------    -------------     -----------    ---------
 Total..............     $        22,119     $  11,852    $      24,659     $       991    $   6,698
                         ===============     =========    =============     ===========    =========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                          % Amount Assumed
                          Gross Amount   Ceded     Assumed    Net Amount       to Net
                          ------------ ---------- ---------- ------------ ----------------
2014
Life insurance in-force.. $  2,935,363 $  372,886 $  830,980 $  3,393,457          24.5%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     14,135 $    1,159 $    1,630 $     14,606          11.2%
Accident and health
  insurance..............        6,828         93         43        6,778           0.6%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,963 $    1,252 $    1,673 $     21,384           7.8%
                          ============ ========== ========== ============
2013
Life insurance in-force.. $  2,940,853 $  401,576 $  844,946 $  3,384,223          25.0%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     13,820 $    1,187 $    1,423 $     14,056          10.1%
Accident and health
  insurance..............        6,470         97         46        6,419           0.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     20,290 $    1,284 $    1,469 $     20,475           7.2%
                          ============ ========== ========== ============
2012
Life insurance in-force.. $  2,914,815 $  417,026 $  785,391 $  3,283,180          23.9%
                          ============ ========== ========== ============
Insurance premium
Life insurance (1)....... $     18,982 $      756 $      794 $     19,020           4.2%
Accident and health
  insurance..............          839        535        556          860          64.7%
                          ------------ ---------- ---------- ------------
 Total insurance premium. $     19,821 $    1,291 $    1,350 $     19,880           6.8%
                          ============ ========== ========== ============

--------

(1)Includes annuities.

  For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively.

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General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013 and 2012 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2015

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                                                            2014       2013
                                                                                         ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $7,062 and $6,984, respectively)..................................................... $    7,895 $    7,610
 Equity securities available-for-sale, at estimated fair value (cost: $75 and $69,
   respectively)........................................................................         80         74
 Mortgage loans (net of valuation allowances of $3 and $4, respectively)................        813        876
 Policy loans...........................................................................      1,749      1,757
 Real estate and real estate joint ventures.............................................         90         70
 Other limited partnership interests....................................................        256        233
 Short-term investments, at estimated fair value........................................        234        276
 Other invested assets..................................................................        184        117
                                                                                         ---------- ----------
   Total investments....................................................................     11,301     11,013
Cash and cash equivalents, principally at estimated fair value..........................        101         51
Accrued investment income...............................................................         99         99
Premiums, reinsurance and other receivables.............................................      2,882      2,802
Deferred policy acquisition costs and value of business acquired........................        386        311
Other assets............................................................................        137        134
Separate account assets.................................................................        932        914
                                                                                         ---------- ----------
     Total assets....................................................................... $   15,838 $   15,324
                                                                                         ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.................................................................. $    5,626 $    5,401
Policyholder account balances...........................................................      5,626      5,597
Other policy-related balances...........................................................        233        240
Policyholder dividends payable..........................................................         86         83
Payables for collateral under securities loaned and other transactions..................        486        692
Long-term debt..........................................................................        103        103
Current income tax payable..............................................................          8         17
Deferred income tax liability...........................................................        207        124
Other liabilities.......................................................................        851        724
Separate account liabilities............................................................        932        914
                                                                                         ---------- ----------
     Total liabilities..................................................................     14,158     13,895
                                                                                         ---------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000
  shares issued and outstanding.........................................................          3          3
Additional paid-in capital..............................................................        853        853
Retained earnings.......................................................................        347        220
Accumulated other comprehensive income (loss)...........................................        477        353
                                                                                         ---------- ----------
     Total stockholder's equity.........................................................      1,680      1,429
                                                                                         ---------- ----------
     Total liabilities and stockholder's equity......................................... $   15,838 $   15,324
                                                                                         ========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                  2014      2013      2012
                                                                --------- --------- ---------
Revenues
Premiums....................................................... $     595 $     520 $     431
Universal life and investment-type product policy fees.........        89        97       118
Net investment income..........................................       520       532       503
Other revenues.................................................         8        12         5
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.        --       (5)       (5)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)............       (1)       (2)       (1)
 Other net investment gains (losses)...........................       (3)        22        11
                                                                --------- --------- ---------
   Total net investment gains (losses).........................       (4)        15         5
 Net derivative gains (losses).................................        79       127      (32)
                                                                --------- --------- ---------
     Total revenues............................................     1,287     1,303     1,030
                                                                --------- --------- ---------
Expenses
Policyholder benefits and claims...............................       701       638       581
Interest credited to policyholder account balances.............       139       138       145
Policyholder dividends.........................................       142       131       144
Other expenses.................................................       116       118       141
                                                                --------- --------- ---------
     Total expenses............................................     1,098     1,025     1,011
                                                                --------- --------- ---------
Income (loss) before provision for income tax..................       189       278        19
Provision for income tax expense (benefit).....................        62        93         5
                                                                --------- --------- ---------
Net income (loss).............................................. $     127 $     185 $      14
                                                                ========= ========= =========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              2014    2013    2012
                                                                             ------- ------- -------
Net income (loss)........................................................... $   127 $   185 $    14
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets...............     190   (590)     174
 Unrealized gains (losses) on derivatives...................................       8     (3)     (1)
 Foreign currency translation adjustments...................................     (3)       2     (1)
 Defined benefit plans adjustment...........................................     (4)      --     (2)
                                                                             ------- ------- -------
Other comprehensive income (loss), before income tax........................     191   (591)     170
Income tax (expense) benefit related to items of other comprehensive income
  (loss)....................................................................    (67)     207    (59)
                                                                             ------- ------- -------
Other comprehensive income (loss), net of income tax........................     124   (384)     111
                                                                             ------- ------- -------
Comprehensive income (loss)................................................. $   251 $ (199) $   125
                                                                             ======= ======= =======

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                              Accumulated
                                                         Additional              Other         Total
                                                  Common  Paid-in   Retained Comprehensive Stockholder's
                                                  Stock   Capital   Earnings Income (Loss)    Equity
                                                  ------ ---------- -------- ------------- -------------
Balance at December 31, 2011.....................   $  3     $  865   $   21        $  626      $  1,515
Net income (loss)................................                         14                          14
Other comprehensive income (loss), net of income
  tax............................................                                      111           111
                                                  ------ ---------- -------- ------------- -------------
Balance at December 31, 2012.....................      3        865       35           737         1,640
Return of capital................................              (12)                                 (12)
Net income (loss)................................                        185                         185
Other comprehensive income (loss), net of income
  tax............................................                                    (384)         (384)
                                                  ------ ---------- -------- ------------- -------------
Balance at December 31, 2013.....................      3        853      220           353         1,429
Net income (loss)................................                        127                         127
Other comprehensive income (loss), net of income
  tax............................................                                      124           124
                                                  ------ ---------- -------- ------------- -------------
Balance at December 31, 2014.....................   $  3     $  853   $  347        $  477      $  1,680
                                                  ====== ========== ======== ============= =============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                   2014       2013       2012
                                                ---------- ---------- ----------
Cash flows from operating activities
Net income (loss).............................. $      127 $      185 $       14
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses........          5          6          6
 Amortization of premiums and accretion of
   discounts associated with investments, net..       (36)       (43)       (39)
 (Gains) losses on investments and from sales
   of businesses, net..........................          4       (15)        (5)
 (Gains) losses on derivatives, net............       (67)      (115)         45
 (Income) loss from equity method investments,
   net of dividends or distributions...........        (4)        (8)        (9)
 Interest credited to policyholder account
   balances....................................        139        138        145
 Interest (income) expense on equity linked
   notes.......................................         --       (14)        (6)
 Universal life and investment-type product
   policy fees.................................       (89)       (97)      (118)
 Change in premiums, reinsurance and other
   receivables.................................       (81)       (82)      (167)
 Change in deferred policy acquisition costs
   and value of business acquired, net.........       (90)       (97)       (77)
 Change in income tax..........................          6         28       (12)
 Change in other assets........................          3          6          6
 Change in insurance-related liabilities and
   policy-related balances.....................        217        134        161
 Change in other liabilities...................         12          4          7
 Other, net....................................          1        (1)          5
                                                ---------- ---------- ----------
Net cash provided by (used in) operating
 activities....................................        147         29       (44)
                                                ---------- ---------- ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities.....................      2,819      2,267      1,914
 Equity securities.............................          5          7          8
 Mortgage loans................................        131        132         24
 Real estate and real estate joint ventures....         --          6         --
 Other limited partnership interests...........         16         19         25
Purchases of:
 Fixed maturity securities.....................    (2,745)    (2,294)    (1,959)
 Equity securities.............................        (9)       (12)       (36)
 Mortgage loans................................       (71)      (161)      (265)
 Real estate and real estate joint ventures....       (26)       (14)       (12)
 Other limited partnership interests...........       (36)       (34)       (37)
Cash received in connection with freestanding
 derivatives...................................         94         71         46
Cash paid in connection with freestanding
 derivatives...................................       (30)        (6)       (85)
Purchases of loans to affiliates...............       (55)         --         --
Net change in policy loans.....................          8         17         23
Net change in short-term investments...........         42       (85)         63
Net change in other invested assets............        (4)        (7)          5
                                                ---------- ---------- ----------
Net cash provided by (used in) investing
 activities....................................        139       (94)      (286)
                                                ---------- ---------- ----------
Cash flows from financing activities
Policyholder account balances:
 Deposits......................................        608      1,417      1,820
 Withdrawals...................................      (637)    (1,466)    (1,262)
Net change in payables for collateral under
 securities loaned and other transactions......      (206)         89      (212)
Return of capital..............................         --       (12)         --
Other, net.....................................        (1)         --         --
                                                ---------- ---------- ----------
Net cash provided by (used in) financing
 activities....................................      (236)         28        346
                                                ---------- ---------- ----------
Change in cash and cash equivalents............         50       (37)         16
Cash and cash equivalents, beginning of year...         51         88         72
                                                ---------- ---------- ----------
Cash and cash equivalents, end of year......... $      101 $       51 $       88
                                                ========== ========== ==========
Supplemental disclosures of cash flow
 information
Net cash paid (received) for:
 Interest...................................... $        8 $        8 $        8
                                                ========== ========== ==========
 Income tax.................................... $       57 $       59 $       18
                                                ========== ========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2014 presentation. Such reclassifications include ($115) million and $45 million from (gains) losses on investments and from sales of businesses, net to (gains) losses on derivatives, net, all within cash flows from operating activities in the consolidated statements of cash flows for the years ended December 31, 2013 and 2012, respectively.

   Additionally, certain amounts in the prior years' footnotes have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          2
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Value of Business Acquired   3
     ----------------------------------------------------------------------
     Reinsurance                                                        4
     ----------------------------------------------------------------------
     Investments                                                        5
     ----------------------------------------------------------------------
     Derivatives                                                        6
     ----------------------------------------------------------------------
     Fair Value                                                         7
     ----------------------------------------------------------------------
     Income Tax                                                         11
     ----------------------------------------------------------------------
     Litigation Contingencies                                           12
     ----------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 3 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist principally of the following:

 . Loans to affiliates, which are stated at unpaid principal balance and adjusted for any unamortized premium or discount;
 . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below; and
 . Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives' carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

 . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
 . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

 . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
 . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
 . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Income Tax

   The Company joins with MetLife and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife the federal income tax which it would have paid based upon that year's taxable income. If the Company or subsidiary has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
  .  the jurisdiction in which the deferred tax asset was generated;
  . the length of time that carryforwards can be utilized in the various taxing jurisdictions;
  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $67 million and $66 million at December 31, 2014 and 2013, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $67 million and $63 million at December 31, 2014 and 2013, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2014, 2013 and 2012.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $10 million at both
  December 31, 2014 and 2013. Accumulated amortization of capitalized software was $7 million at both December 31, 2014 and 2013. Related amortization expense was less than $1 million for the year ended December 31, 2014 and $1 million for each of the years ended December 31, 2013 and 2012.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Revenues

    Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements, administrative service fees, and changes in account value relating to the Company's corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Employee Benefit Plans

    Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 6.

  On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Future Adoption of New Accounting Pronouncements

  In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2014, the FASB issued new guidance on transfers and servicing (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, Investments -- Equity Method and Joint Ventures (Topic 323):
Accounting for Investments in Qualified Affordable Housing Projects), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the statement of operations as a component of income tax expense (benefit). The adoption of this new guidance will not have an impact on the Company's consolidated financial statements.

            General American Life Insurance Company and Subsidiary

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

  ---------------------------------------------------------------------------
  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 6%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 3% to 8%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 9%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. The interest rate
                                       assumption used in establishing such
                                       liabilities is 5%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 6%.
  ---------------------------------------------------------------------------

  Participating business represented 25% and 20% of the Company's life insurance in-force at December 31, 2014 and 2013, respectively. Participating policies represented 92%, 79% and 78% of gross life insurance premiums for the years ended December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            General American Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                                     Universal
                                          Annuity       Life
                                         Contracts   Contracts
                                       ------------- ----------
                                        Guaranteed
                                       Annuitization Secondary
                                         Benefits    Guarantees  Total
                                       ------------- ---------- -------
                                                (In millions)
         Direct
         Balance at January 1, 2012...      $      7   $     84 $    91
         Incurred guaranteed benefits.           (1)         13      12
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2012.             6         97     103
         Incurred guaranteed benefits.            --         11      11
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2013.             6        108     114
         Incurred guaranteed benefits.            --         13      13
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2014.      $      6   $    121 $   127
                                       ============= ========== =======
         Ceded
         Balance at January 1, 2012...      $     --   $     80 $    80
         Incurred guaranteed benefits.            --         13      13
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2012.            --         93      93
         Incurred guaranteed benefits.            --         11      11
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2013.            --        104     104
         Incurred guaranteed benefits.            --         13      13
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2014.      $     --   $    117 $   117
                                       ============= ========== =======
         Net
         Balance at January 1, 2012...      $      7   $      4 $    11
         Incurred guaranteed benefits.           (1)         --     (1)
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2012.             6          4      10
         Incurred guaranteed benefits.            --         --      --
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2013.             6          4      10
         Incurred guaranteed benefits.            --         --      --
         Paid guaranteed benefits.....            --         --      --
                                       ------------- ---------- -------
         Balance at December 31, 2014.      $      6   $      4 $    10
                                       ============= ========== =======

            General American Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2014    2013
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    19 $    20
                        Bond............       2       2
                        Money Market....       2       2
                        Balanced........       1       1
                                         ------- -------
                         Total.......... $    24 $    25
                                         ======= =======

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Two Tier Annuities

   Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Information regarding the types of guarantees relating to annuity contracts and universal life contracts was as follows at:

                                                      December 31,
                                                 -----------------------
                                                    2014        2013
                                                 ----------- -----------
                                                    At Annuitization
                                                 -----------------------
                                                      (In millions)
        Annuity Contracts (1)
        Two Tier Annuities
        General account value................... $       266 $       269
        Net amount at risk...................... $        48 $        48
        Average attained age of contractholders.    65 years    64 years

            General American Life Insurance Company and Subsidiary

                                                        December 31,
                                                   -----------------------
                                                      2014        2013
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal Life Contracts (1)
     Account value (general and separate account). $     1,697 $     1,642
     Net amount at risk........................... $    13,168 $    13,732
     Average attained age of policyholders........    64 years    63 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                           December 31,
                                       ---------------------
                                          2014       2013
                                       ---------- ----------
                                           (In millions)
                   FHLB of Des Moines. $       50 $       50

  The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                    Liability            Collateral
                              --------------------- ---------------------
                                             December 31,
                              -------------------------------------------
                                 2014       2013       2014       2013
                              ---------- ---------- ---------- ----------
                                             (In millions)
      FHLB of Des Moines (1). $    1,000 $    1,000 $1,141 (2) $1,118 (2)

--------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

            General American Life Insurance Company and Subsidiary

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $843 million and $829 million at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $89 million and $85 million at December 31, 2014 and 2013, respectively. The average interest rate credited on these contracts was 1.92% and 2.03% at December 31, 2014 and 2013, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross

            General American Life Insurance Company and Subsidiary margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            General American Life Insurance Company and Subsidiary

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                  Years Ended December 31,
                                                                  ------------------------
                                                                   2014     2013    2012
                                                                  ------   ------  ------
                                                                     (In millions)
DAC
Balance at January 1,............................................ $  265   $  210  $  133
Capitalizations..................................................    142      142     124
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).    (3)      (2)      --
 Other expenses..................................................   (42)     (34)    (37)
                                                                  ------   ------  ------
   Total amortization............................................   (45)     (36)    (37)
                                                                  ------   ------  ------
Unrealized investment gains (losses).............................   (17)     (51)    (10)
                                                                  ------   ------  ------
Balance at December 31,..........................................    345      265     210
                                                                  ------   ------  ------
VOBA
Balance at January 1,............................................     46       47      62
Amortization related to:
 Other expenses..................................................    (7)      (9)    (10)
                                                                  ------   ------  ------
   Total amortization............................................    (7)      (9)    (10)
                                                                  ------   ------  ------
Unrealized investment gains (losses).............................      2        8     (5)
                                                                  ------   ------  ------
Balance at December 31,..........................................     41       46      47
                                                                  ------   ------  ------
Total DAC and VOBA
Balance at December 31,.......................................... $  386   $  311  $  257
                                                                  ======   ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                        VOBA
                                    -------------
                                    (In millions)
                              2015.  $          7
                              2016.  $          3
                              2017.  $          4
                              2018.  $          4
                              2019.  $          3

            General American Life Insurance Company and Subsidiary

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most new individual life insurance policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $3 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to an affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $412 million and $431 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $701 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $296 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $684 million of net unaffiliated ceded reinsurance recoverables. Of this total, $562 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $311 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

            General American Life Insurance Company and Subsidiary

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                              Years Ended December 31,
                                                              -----------------------
                                                               2014     2013    2012
                                                              -------  ------- -------
                                                                   (In millions)
Premiums
Direct premiums.............................................. $   248  $   260 $   294
Reinsurance assumed..........................................     622      549     444
Reinsurance ceded............................................   (275)    (289)   (307)
                                                              -------  ------- -------
  Net premiums............................................... $   595  $   520 $   431
                                                              =======  ======= =======
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy
  fees....................................................... $   322  $   277 $   278
Reinsurance assumed..........................................      --        1      --
Reinsurance ceded............................................   (233)    (181)   (160)
                                                              -------  ------- -------
  Net universal life and investment-type product policy fees. $    89  $    97 $   118
                                                              =======  ======= =======
Policyholder benefits and claims
Direct policyholder benefits and claims...................... $   574  $   548 $   613
Reinsurance assumed..........................................     474      393     355
Reinsurance ceded............................................   (347)    (303)   (387)
                                                              -------  ------- -------
  Net policyholder benefits and claims....................... $   701  $   638 $   581
                                                              =======  ======= =======
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.... $   223  $   220 $   223
Reinsurance assumed..........................................      --        1      --
Reinsurance ceded............................................    (84)     (83)    (78)
                                                              -------  ------- -------
  Net interest credited to policyholder account balances..... $   139  $   138 $   145
                                                              =======  ======= =======
Other expenses
Direct other expenses........................................ $    97  $    98 $   109
Reinsurance assumed..........................................     111       80     120
Reinsurance ceded............................................    (92)     (60)    (88)
                                                              -------  ------- -------
  Net other expenses......................................... $   116  $   118 $   141
                                                              =======  ======= =======

            General American Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                                 -----------------------------------------------------------------------------
                                                  2014                                   2013
                                 -------------------------------------- --------------------------------------
                                                                Total                                  Total
                                                               Balance                                Balance
                                   Direct   Assumed    Ceded    Sheet     Direct   Assumed    Ceded    Sheet
                                 ---------- -------- --------  -------- ---------- -------- --------  --------
                                                                 (In millions)
Assets
Premiums, reinsurance and other
 receivables.................... $       19 $    117 $  2,746  $  2,882 $       25 $     99 $  2,678  $  2,802
DAC and VOBA....................        209      331     (154)      386        214      249     (152)      311
                                 ---------- -------- --------  -------- ---------- -------- --------  --------
  Total assets.................. $      228 $    448 $  2,592  $  3,268 $      239 $    348 $  2,526  $  3,113
                                 ========== ======== ========  ======== ========== ======== ========  ========
Liabilities
Future policy benefits.......... $    4,797 $    829 $     --  $  5,626 $    4,846 $    555 $     --  $  5,401
Other policy-related balances...        165       67        1       233        220       65      (45)      240
Other liabilities...............        216       54      581       851        150       56      518       724
                                 ---------- -------- --------  -------- ---------- -------- --------  --------
  Total liabilities............. $    5,178 $    950 $    582  $  6,710 $    5,216 $    676 $    473  $  6,365
                                 ========== ======== ========  ======== ========== ======== ========  ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $274 million at both December 31, 2014 and 2013. There were no deposit liabilities on reinsurance at both December 31, 2014 and 2013.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC and MetLife Insurance Company USA, both of which are related parties.

            General American Life Insurance Company and Subsidiary

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2014     2013    2012
                                                             ------   ------  ------
                                                                  (In millions)
Premiums
Reinsurance assumed......................................... $  394   $  313  $  202
Reinsurance ceded...........................................     (4)     (11)    (11)
                                                             ------   ------  ------
 Net premiums............................................... $  390   $  302  $  191
                                                             ======   ======  ======
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $   --   $    1  $   --
Reinsurance ceded...........................................   (126)     (80)    (83)
                                                             ------   ------  ------
 Net universal life and investment-type product policy fees. $ (126)  $  (79) $  (83)
                                                             ======   ======  ======
Policyholder benefits and claims
Reinsurance assumed......................................... $  317   $  262  $  172
Reinsurance ceded...........................................    (15)     (11)    (19)
                                                             ------   ------  ------
 Net policyholder benefits and claims....................... $  302   $  251  $  153
                                                             ======   ======  ======
Interest credited to policyholder account balances
Reinsurance assumed......................................... $   --   $   --  $   --
Reinsurance ceded...........................................    (84)     (81)    (78)
                                                             ------   ------  ------
 Net interest credited to policyholder account balances..... $  (84)  $  (81) $  (78)
                                                             ======   ======  ======
Other expenses
Reinsurance assumed......................................... $   77   $   46  $   66
Reinsurance ceded...........................................    (60)     (28)    (33)
                                                             ------   ------  ------
 Net other expenses......................................... $   17   $   18  $   33
                                                             ======   ======  ======

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                           December 31,
                                             ----------------------------------------
                                                     2014                 2013
                                             -------------------  -------------------
                                             Assumed     Ceded    Assumed     Ceded
                                             -------- ----------  -------- ----------
                                                           (In millions)
Assets
Premiums, reinsurance and other receivables. $    117 $    2,016  $     99 $    1,963
DAC and VOBA................................      331       (131)      249       (122)
                                             -------- ----------  -------- ----------
 Total assets............................... $    448 $    1,885  $    348 $    1,841
                                             ======== ==========  ======== ==========
Liabilities
Future policy benefits...................... $    728 $       --  $    451 $       --
Other policy-related balances...............        8          1         7        (45)
Other liabilities...........................       54         23        56         27
                                             -------- ----------  -------- ----------
 Total liabilities.......................... $    790 $       24  $    514 $      (18)
                                             ======== ==========  ======== ==========

            General American Life Insurance Company and Subsidiary

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.0 billion and $1.9 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $273 million at both December 31, 2014 and 2013. There were no deposit liabilities on affiliated reinsurance at both December 31, 2014 and 2013.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

            General American Life Insurance Company and Subsidiary

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                                December 31, 2014                            December 31, 2013
                                  --------------------------------------------- -------------------------------------------
                                                Gross Unrealized                             Gross Unrealized
                                   Cost or  ------------------------- Estimated  Cost or  ----------------------- Estimated
                                  Amortized          Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                                    Cost     Gains    Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                                  --------- -------- --------- ------ --------- --------- ------ --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities
U.S. corporate................... $  2,482  $    291  $    21  $  --  $  2,752  $   2,355 $  222 $     23  $  --  $  2,554
Foreign corporate................    1,150       136       35     --     1,251        999    141       30     --     1,110
Foreign government...............      910       295        9     --     1,196        848    277       14     --     1,111
RMBS.............................    1,071        54        5      1     1,119      1,093     38       19      3     1,109
U.S. Treasury and agency.........      849        98        1     --       946      1,020     32       16     --     1,036
CMBS.............................      334        11       --     --       345        382     10        2     --       390
ABS..............................      192         5       --     --       197        211      6        1     --       216
State and political subdivision..       74        15       --     --        89         76      8       --     --        84
                                  --------  --------  -------  -----  --------  --------- ------ --------  -----  --------
 Total fixed maturity securities. $  7,062  $    905  $    71  $   1  $  7,895  $   6,984 $  734 $    105  $   3  $  7,610
                                  ========  ========  =======  =====  ========  ========= ====== ========  =====  ========
Equity securities
Common stock..................... $     75  $      7  $     2  $  --  $     80  $      69 $    5 $     --  $  --  $     74
                                  --------  --------  -------  -----  --------  --------- ------ --------  -----  --------
 Total equity securities......... $     75  $      7  $     2  $  --  $     80  $      69 $    5 $     --  $  --  $     74
                                  ========  ========  =======  =====  ========  ========= ====== ========  =====  ========

   The Company held non-income producing fixed maturity securities with an estimated fair value of $2 million and $3 million with unrealized gains (losses) of $2 million and $3 million at December 31, 2014 and 2013, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

            General American Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $    273  $    277  $    272  $    286
Due after one year through five years......    1,065     1,164     1,119     1,229
Due after five years through ten years.....    1,605     1,781     1,508     1,694
Due after ten years........................    2,522     3,012     2,399     2,686
                                            --------  --------  --------  --------
 Subtotal..................................    5,465     6,234     5,298     5,895
Structured securities (RMBS, CMBS and ABS).    1,597     1,661     1,686     1,715
                                            --------  --------  --------  --------
   Total fixed maturity securities......... $  7,062  $  7,895  $  6,984  $  7,610
                                            ========  ========  ========  ========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

            General American Life Insurance Company and Subsidiary

 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2014                         December 31, 2013
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $    342    $  13     $   68     $   8    $    226    $  11     $   61     $  12
Foreign corporate................      348       16         65        19         249       12         57        18
Foreign government...............       44        1         92         8         136       13          6         1
RMBS.............................      107        2         62         4         593       15         82         7
U.S. Treasury and agency.........      185       --         37         1         479       16          1        --
CMBS.............................       36       --          3        --          50        1         35         1
ABS..............................       34       --          8        --           8       --         26         1
State and political
  subdivision....................       --       --          1        --           2       --         --        --
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity
   securities.................... $  1,096    $  32     $  336     $  40    $  1,743    $  68     $  268     $  40
                                  ========= ========== ========= ========== ========= ========== ========= ==========
Equity securities
Common stock..................... $      8    $   2     $   --     $  --    $     --    $  --     $   --     $  --
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
 Total equity securities......... $      8    $   2     $   --     $  --    $     --    $  --     $   --     $  --
                                  ========= ========== ========= ========== ========= ========== ========= ==========
Total number of securities in an
  unrealized loss position.......      351                 117                   320                  61
                                  ========              ======              ========              ======

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or

            General American Life Insurance Company and Subsidiary will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

 . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

 . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

 . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

 . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

            General American Life Insurance Company and Subsidiary

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $36 million during the year ended December 31, 2014 from $108 million to $72 million. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates.

    At December 31, 2014, $14 million of the total $72 million of gross unrealized losses were from nine fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $14 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $13 million, or 93%, are related to gross unrealized losses on five investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $14 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $1 million, or 7%, are related to gross unrealized losses on four below investment grade fixed maturity securities.

  Equity Securities

    Gross unrealized losses on equity securities increased $2 million during the year ended December 31, 2014 from $0 to $2 million.

            General American Life Insurance Company and Subsidiary

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                   --------------------------------------------
                                           2014                   2013
                                   --------------------- ----------------------
                                     Carrying     % of     Carrying     % of
                                       Value      Total      Value      Total
                                   ------------- ------- ------------- --------
                                   (In millions)         (In millions)
 Mortgage loans:
  Commercial......................    $  771       94.8%    $  836        95.4%
  Agricultural....................        45         5.6        44          5.0
                                   ------------- ------- ------------- --------
    Subtotal......................       816       100.4       880        100.4
  Valuation allowances............       (3)       (0.4)       (4)        (0.4)
                                      ------     -------    ------     --------
      Total mortgage loans, net...    $  813      100.0%    $  876       100.0%
                                      ======     =======    ======     ========

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   At both December 31, 2014 and 2013, the Company had no impaired mortgage loans. All loans were evaluated collectively for credit losses and the valuation allowances were maintained primarily for commercial mortgage loans. The average recorded investment for impaired commercial mortgage loans was $0, $3 million and $13 million for the years ended December 31, 2014, 2013 and 2012, respectively. The average recorded investment for impaired agricultural mortgage loans was $0, $0 and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                        Commercial Agricultural Total
                                        ---------- ------------ ------
                                                (In millions)
          Balance at January 1, 2012...   $    4     $    --    $    4
          Provision (release)..........        3          --         3
                                          ------     -------    ------
          Balance at December 31, 2012.        7          --         7
          Provision (release)..........      (3)          --       (3)
                                          ------     -------    ------
          Balance at December 31, 2013.        4          --         4
          Provision (release)..........      (1)          --       (1)
                                          ------     -------    ------
          Balance at December 31, 2014.   $    3     $    --    $    3
                                          ======     =======    ======

            General American Life Insurance Company and Subsidiary

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The

            General American Life Insurance Company and Subsidiary

  Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans were as follows at:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------        % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x Total  Total   Fair Value   Total
                       ------- ------------- ------- ------ ------ ------------- ------
                                  (In millions)                    (In millions)
December 31, 2014
Loan-to-value ratios:
Less than 65%......... $  699      $  18      $  16  $  733  95.1%    $  797      95.4%
65% to 75%............     16         --         22      38    4.9        38        4.6
76% to 80%............     --         --         --      --     --        --         --
                       ------      -----      -----  ------ ------    ------     ------
 Total................ $  715      $  18      $  38  $  771 100.0%    $  835     100.0%
                       ======      =====      =====  ====== ======    ======     ======
December 31, 2013
Loan-to-value ratios:
Less than 65%......... $  771      $  --      $  24  $  795  95.1%    $  847      95.6%
65% to 75%............     15         --         --      15    1.8        14        1.6
76% to 80%............      3         --         23      26    3.1        25        2.8
                       ------      -----      -----  ------ ------    ------     ------
 Total................ $  789      $  --      $  47  $  836 100.0%    $  886     100.0%
                       ======      =====      =====  ====== ======    ======     ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans were as follows at:

                                             December 31,
                               -----------------------------------------
                                       2014                 2013
                               -------------------- --------------------
                                 Recorded    % of     Recorded    % of
                                Investment   Total   Investment   Total
                               ------------- ------ ------------- ------
                               (In millions)        (In millions)
        Loan-to-value ratios:
        Less than 65%.........         $  41  91.1%         $  44 100.0%
        65% to 75%............             4    8.9            --     --
                               ------------- ------ ------------- ------
         Total................         $  45 100.0%         $  44 100.0%
                               ============= ====== ============= ======

            General American Life Insurance Company and Subsidiary

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2014 and 2013.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2014 and 2013.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $56 million and $18 million at December 31, 2014 and 2013, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC and VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                        Years Ended December 31,
                                                                        -----------------------
                                                                         2014    2013     2012
                                                                        ------  ------- --------
                                                                             (In millions)
Fixed maturity securities.............................................. $  834  $   629 $  1,189
Fixed maturity securities with noncredit OTTI losses in AOCI...........    (1)      (3)      (8)
                                                                        ------  ------- --------
 Total fixed maturity securities.......................................    833      626    1,181
Equity securities......................................................      5        5        1
Derivatives............................................................      3      (5)      (2)
                                                                        ------  ------- --------
   Subtotal............................................................    841      626    1,180
                                                                        ------  ------- --------
Amounts allocated from:
 Future policy benefits................................................    (2)       --      (4)
 DAC and VOBA..........................................................   (75)     (60)     (17)
                                                                        ------  ------- --------
   Subtotal............................................................   (77)     (60)     (21)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................     --        1        3
Deferred income tax benefit (expense)..................................  (267)    (198)    (407)
                                                                        ------  ------- --------
     Net unrealized investment gains (losses).......................... $  497  $   369 $    755
                                                                        ======  ======= ========

            General American Life Insurance Company and Subsidiary

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                            Years Ended December 31,
                                                            ------------------------
                                                              2014         2013
                                                              --------    --------
                                                              (In millions)
   Balance at January 1,................................... $    (3)     $    (8)
   Noncredit OTTI losses and subsequent changes recognized.        1            2
   Securities sold with previous noncredit OTTI loss.......        1            2
   Subsequent changes in estimated fair value..............       --            1
                                                            --------     --------
   Balance at December 31,................................. $    (1)     $    (3)
                                                            ========     ========

  The changes in net unrealized investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                          2014    2013     2012
                                                                         ------  ------   ------
                                                                             (In millions)
Balance at January 1,................................................... $  369  $  755   $  641
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................      2       5        8
Unrealized investment gains (losses) during the year....................    213   (559)      180
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................    (2)       4       --
 DAC and VOBA...........................................................   (15)    (43)     (15)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................    (1)     (2)      (2)
 Deferred income tax benefit (expense)..................................   (69)     209     (57)
                                                                         ------  ------   ------
Balance at December 31,................................................. $  497  $  369   $  755
                                                                         ======  ======   ======
   Change in net unrealized investment gains (losses)................... $  128  $ (386)  $  114
                                                                         ======  ======   ======

Concentrations of Credit Risk

  Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.1 billion and $1.0 billion at December 31, 2014 and 2013, respectively.

            General American Life Insurance Company and Subsidiary

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2014   2013
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
      Amortized cost........................................ $  348 $  597
      Estimated fair value.................................. $  418 $  617
     Cash collateral on deposit from counterparties (2)..... $  425 $  637
     Security collateral on deposit from counterparties (3). $    3 $   --
     Reinvestment portfolio -- estimated fair value......... $  426 $  634

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes except mortgage loans, which are presented at carrying value, at:

                                                                December 31,
                                                              -----------------
                                                                2014     2013
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,353 $  1,265
 Invested assets pledged as collateral (1)...................    1,149    1,126
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $  2,502 $  2,391
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see Note 6).

    See"-- Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $292 million at December 31, 2014. The Company's maximum exposure to loss related to these equity method investments is

            General American Life Insurance Company and Subsidiary limited to the carrying value of these investments plus unfunded commitments of $72 million at December 31, 2014. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for the three most recent annual periods: 2014, 2013 and 2012. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2014, 2013 and 2012. Aggregate total assets of these entities totaled $124.7 billion and $106.7 billion at December 31, 2014 and 2013, respectively. Aggregate total liabilities of these entities totaled $4.3 billion and $2.9 billion at December 31, 2014 and 2013, respectively. Aggregate net income (loss) of these entities totaled $13.9 billion, $11.4 billion and $6.0 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013.

            General American Life Insurance Company and Subsidiary

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2014                 2013
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  1,661    $  1,661 $  1,715    $  1,715
 U.S. and foreign corporate.....................       48          48       47          47
Other limited partnership interests.............      221         273      176         227
Other invested assets...........................        2           2        1          --
                                                 -------- ----------- -------- -----------
   Total........................................ $  1,932    $  1,984 $  1,939    $  1,989
                                                 ======== =========== ======== ===========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million and $1 million at December 31, 2014 and 2013, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

   As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

            General American Life Insurance Company and Subsidiary

Net Investment Income

  The components of net investment income were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2014     2013    2012
                                                        ------   ------  ------
                                                           (In millions)
    Investment income:
     Fixed maturity securities......................... $  352   $  365  $  355
     Equity securities.................................      3        2       1
     Mortgage loans....................................     44       46      44
     Policy loans......................................     93       94      97
     Real estate and real estate joint ventures........      8        8       9
     Other limited partnership interests...............     37       33      17
     Cash, cash equivalents and short-term investments.     --        1       1
     Other.............................................    (1)        1     (2)
                                                        ------   ------  ------
       Subtotal........................................    536      550     522
     Less: Investment expenses.........................     16       18      19
                                                        ------   ------  ------
         Net investment income......................... $  520   $  532  $  503
                                                        ======   ======  ======

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

            General American Life Insurance Company and Subsidiary

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                            ------------------------
                                                                             2014     2013    2012
                                                                            -------   -----   ----
                                                                              (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Finance............................................................... $    --   $ (3)   $(4)
                                                                            -------   -----   ----
       Total U.S. and foreign corporate securities.........................      --     (3)    (4)
   RMBS....................................................................     (1)     (4)    (1)
   ABS.....................................................................      --      --    (1)
                                                                            -------   -----   ----
       OTTI losses on fixed maturity securities recognized in earnings.....     (1)     (7)    (6)
   Fixed maturity securities -- net gains (losses) on sales and disposals..       7      25     16
                                                                            -------   -----   ----
        Total gains (losses) on fixed maturity securities..................       6      18     10
                                                                            -------   -----   ----
 Equity securities.........................................................      --      --      3
 Mortgage loans............................................................      --       4    (4)
 Other gains (losses)......................................................    (10)     (7)    (4)
                                                                            -------   -----   ----
        Total net investment gains (losses)................................ $   (4)   $  15   $  5
                                                                            =======   =====   ====

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($8) million, ($3) million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           Years Ended December 31,
                                       -------------------------------------------
                                        2014      2013    2012   2014  2013  2012
                                       ------    ------   ----   ----  ----  ----
                                       Fixed Maturity Securities Equity Securities
                                       ------------------------- -----------------
                                                 (In millions)
       Proceeds....................... $2,155    $1,400   $936    $ 5   $ 2   $ 6
                                       ======    ======   ====   ====  ====  ====
       Gross investment gains......... $   15    $   29   $ 23    $--   $--   $ 3
       Gross investment losses........    (8)       (4)    (7)     --    --    --
       OTTI losses (1)................    (1)       (7)    (6)     --    --    --
                                       ------    ------   ----   ----  ----  ----
        Net investment gains (losses). $    6    $   18   $ 10    $--   $--   $ 3
                                       ======    ======   ====   ====  ====  ====

            General American Life Insurance Company and Subsidiary

--------

(1)OTTI losses recognized in earnings include noncredit-related impairment losses of $0, $3 million and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively, on (i) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position, and (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                    Years Ended December 31,
                                                                                    ------------------------
                                                                                    2014         2013
                                                                                    ----         ----
                                                                                    (In millions)
Balance, at January 1,............................................................. $  7         $  5
Additions:
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired........................................................................    1            3
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously impaired as
   credit loss OTTI................................................................  (1)          (1)
                                                                                    ----         ----
Balance, at December 31,........................................................... $  7         $  7
                                                                                    ====         ====

Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. There were no invested assets transferred to affiliates for the years ended December 31, 2014, 2013 and 2012. The estimated fair value of invested assets transferred from affiliates for the year ended December 31, 2014 was $70 million. There were no invested assets transferred from affiliates for the years ended December 31, 2013 and 2012.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $104 million and $50 million at December 31, 2014 and 2013. A loan for $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. In July 2014, the Company purchased additional affiliated loans with an unpaid principal balance totaling $50 million at estimated fair value of $55 million from certain affiliates. The unpaid principal balances on these acquired loans, which bear interest at fixed rates, payable semiannually are due as follows: $37 million due July 15, 2021 at 5.64% and $13 million due December 16, 2021 at 5.86%. Net investment income from these affiliated loans, was $4 million, $3 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company has affiliated loans outstanding to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans, with a carrying value of $75 million and $87 million at December 31, 2014 and 2013, respectively. A loan with a carrying value of $75 million and $77 million at December 31, 2014

            General American Life Insurance Company and Subsidiary and 2013, respectively, bears interest at 7.26% due in quarterly principal and interest payments of $2 million through January 2020, when the principal is due. This affiliated loan is secured by interests in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loans. In November 2014, a mortgage loan with a carrying value of $10 million was paid off early. Net investment income from affiliated loans was $6 million for each of the years ended December 31, 2014, 2013 and 2012.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $10 million, $11 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount.

            General American Life Insurance Company and Subsidiary

 The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

 Equity Derivatives

   To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                     December 31,
                                                             -------------------------------------------------------------
                                                                          2014                            2013
                                                             ------------------------------  ------------------------------
                                                                        Estimated Fair Value           Estimated Fair Value
                                                                        -------------------            --------------------
                                                               Gross                          Gross
                                                              Notional                       Notional
                           Primary Underlying Risk Exposure    Amount   Assets   Liabilities  Amount   Assets  Liabilities
                           --------------------------------  ---------- -------  ----------- --------- ------- ------------
                                                                                     (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $       28 $    --    $      -- $      28 $    -- $         --
Cash flow hedges:
  Foreign currency swaps.. Foreign currency exchange rate...        143       5            2        50      --            4
                                                             ---------- -------    --------- --------- ------- ------------
    Total qualifying hedges.............................            171       5            2        78      --            4
                                                             ---------- -------    --------- --------- ------- ------------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments
Interest rate swaps....... Interest rate....................        930      55            9     1,055      55            2
Foreign currency swaps.... Foreign currency exchange rate...         94       4           --        88       1            9
Foreign currency forwards. Foreign currency exchange rate...        842      10           --       915       5           --
Credit default
 swaps -- purchased....... Credit...........................         19      --           --        50      --           --
Credit default
 swaps -- written......... Credit...........................        213       3           --       213       4           --
Equity index options...... Equity market....................         36      --           --        15      --           --
                                                             ---------- -------    --------- --------- ------- ------------
    Total non-designated or non-qualifying derivatives..          2,134      72            9     2,336      65           11
                                                             ---------- -------    --------- --------- ------- ------------
      Total...........................................       $    2,305 $    77    $      11 $   2,414 $    65 $         15
                                                             ========== =======    ========= ========= ======= ============

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

            General American Life Insurance Company and Subsidiary

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                      2014    2013    2012
                                                      ----    ----    -----
                                                       (In millions)
          Derivatives and hedging gains (losses) (1). $ 87    $ 53    $(19)
          Embedded derivatives.......................  (8)      74     (13)
                                                      ----    ----    -----
           Total net derivative gains (losses)....... $ 79    $127    $(32)
                                                      ====    ====    =====

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for each of the years ended December 31, 2014, 2013 and 2012 was not significant.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $12 million for each of the years ended December 31, 2014, 2013 and 2012.

            General American Life Insurance Company and Subsidiary

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
          Year Ended December 31, 2014
           Interest rate derivatives..................       $    (7)
           Foreign currency exchange rate derivatives.             80
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............              1
                                                       --------------
             Total....................................       $     74
                                                       ==============
          Year Ended December 31, 2013
           Interest rate derivatives..................       $   (16)
           Foreign currency exchange rate derivatives.             48
           Credit derivatives -- purchased............             --
           Credit derivatives -- written..............              4
                                                       --------------
             Total....................................       $     36
                                                       ==============
          Year Ended December 31, 2012
           Interest rate derivatives..................       $    (2)
           Foreign currency exchange rate derivatives.           (31)
           Credit derivatives -- purchased............            (3)
           Credit derivatives -- written..............              4
                                                       --------------
             Total....................................       $   (32)
                                                       ==============

Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were not significant for the years ended December 31, 2014, 2013 and 2012. Changes in the fair value of the derivatives were not significant for the years ended December 31, 2014 and 2012 and was $1 million for the year ended December 31, 2013. Changes in the fair value of the hedged items were not significant for the years ended December 31, 2014 and 2012 and was ($1) million for the year ended December 31, 2013.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For each of the years ended December 31, 2014, 2013 and 2012, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2014, 2013 and 2012.

  At December 31, 2014 and 2013, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $3 million and ($5) million, respectively.

  For each of the years ended December 31, 2014, 2013 and 2012, there were $6 million, ($3) million and ($1) million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the year ended
December 31, 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps was ($2) million. For each of the years ended December 31, 2013 and 2012, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For each of the years ended December 31, 2014, 2013 and 2012, the amounts reclassified to net investment income related to foreign currency swaps and the amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $1 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $213 million at both December 31, 2014 and 2013. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2014 and 2013, the Company would have received $3 million and $4 million, respectively, to terminate all of these contracts.

            General American Life Insurance Company and Subsidiary

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                              December 31,
                            ---------------------------------------------------------------------------------
                                              2014                                     2013
                            ---------------------------------------- ----------------------------------------
                            Estimated      Maximum                   Estimated      Maximum
                            Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation   of Credit   Payments under    Average    of Credit   Payments under    Average
of Referenced                Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)        Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
-------------------------   ---------- ---------------- ------------ ---------- ---------------- ------------
                                   (In millions)                            (In millions)
Baa
Single name credit default
  swaps (corporate)........  $      --        $      20          1.5  $      --         $     20          2.5
Credit default swaps
  referencing indices......          3              193          5.0          4              193          5.0
                             ---------        ---------               ---------         --------
 Total.....................  $       3        $     213          4.7  $       4         $    213          4.8
                             =========        =========               =========         ========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

            General American Life Insurance Company and Subsidiary

  See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                  December 31, 2014  December 31, 2013
Derivatives Subject to a Master Netting Arrangement or a Similar  ------------------ ------------------
Arrangement                                                       Assets Liabilities Assets Liabilities
----------------------------------------------------------------  ------ ----------- ------ -----------
                                                                              (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1)..............................................  $  74        $  9  $  62        $ 15
  OTC-cleared (1)................................................      5           3      4           1
                                                                  ------ ----------- ------ -----------
    Total gross estimated fair value of derivatives (1)..........     79          12     66          16
 Amounts offset on the consolidated balance sheets...............     --          --     --          --
                                                                  ------ ----------- ------ -----------
 Estimated fair value of derivatives presented on the
   consolidated balance sheets (1)...............................     79          12     66          16
 Gross amounts not offset on the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................    (5)         (5)    (6)         (6)
  OTC-cleared....................................................    (2)         (2)     --          --
 Cash collateral: (3)
  OTC-bilateral..................................................   (58)          --   (48)          --
  OTC-cleared....................................................    (3)         (1)    (4)          --
 Securities collateral: (4)
  OTC-bilateral..................................................    (5)         (3)    (8)         (1)
  OTC-cleared....................................................     --          --     --          --
                                                                  ------ ----------- ------ -----------
 Net amount after application of master netting agreements and
   collateral....................................................  $   6        $  1  $  --        $  9
                                                                  ====== =========== ====== ===========

--------

(1)At December 31, 2014 and 2013, derivative assets included income or expense accruals reported in accrued investment income or in other liabilities of $2 million and $1 million, respectively. At both December 31, 2014 and 2013, derivative liabilities included income or expense accruals reported in accrued investment income or in other liabilities of $1 million.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2014 and 2013, the Company received excess cash collateral of $0 and $3 million, respectively, which is not included in the table above due to the foregoing limitation. At both December 31, 2014 and 2013, the Company did not provide excess cash collateral.

            General American Life Insurance Company and Subsidiary

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2014 and 2013, the Company received excess securities collateral with an estimated fair value of $1 million for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $0 and $2 million, respectively, for its OTC-bilateral derivatives, and $4 million and $5 million, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated                       Fair Value of
                                             Fair Value of                Incremental Collateral
                                          Collateral Provided                  Provided Upon
                                          ------------------- -----------------------------------------------
                                                                                       Downgrade in the
                                                                                 Company's Financial Strength
                                                                  One Notch         Rating to a Level that
                         Estimated                               Downgrade in      Triggers Full Overnight
                       Fair Value of                            the Company's        Collateralization or
                     Derivatives in Net     Fixed Maturity    Financial Strength      Termination of the
                   Liability Position (1)     Securities            Rating           Derivative Position
                   ---------------------- ------------------- ------------------ ----------------------------
                                                         (In millions)
December 31, 2014          $            4      $            3     $           --              $            --
December 31, 2013          $            9      $            3     $           --              $             3

--------

(1)After taking into consideration the existence of netting agreements.

            General American Life Insurance Company and Subsidiary

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                  December 31,
                                                                                  ------------
                                                           Balance Sheet Location 2014    2013
                                                           ---------------------- ----    ----
                                                                                  (In millions)
Net embedded derivatives within liability host contracts:
 Funds withheld on ceded reinsurance......................      Other liabilities  $30     $22

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                2014    2013    2012
                                                ----    ----    -----
                                                 (In millions)
                 Net derivative gains (losses). $(8)     $74    $(13)

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

            General American Life Insurance Company and Subsidiary

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            General American Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                           December 31, 2014
                                                ----------------------------------------
                                                  Fair Value Hierarchy
                                                ------------------------
                                                                         Total Estimated
                                                Level 1 Level 2  Level 3   Fair Value
                                                ------- -------- ------- ---------------
                                                             (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................ $    -- $  2,634  $  118      $    2,752
 Foreign corporate.............................      --    1,122     129           1,251
 Foreign government............................      --    1,059     137           1,196
 RMBS..........................................      --    1,026      93           1,119
 U.S. Treasury and agency......................     608      338      --             946
 CMBS..........................................      --      332      13             345
 ABS...........................................      --      182      15             197
 State and political subdivision...............      --       89      --              89
                                                ------- --------  ------      ----------
   Total fixed maturity securities.............     608    6,782     505           7,895
                                                ------- --------  ------      ----------
Equity securities:
 Common stock..................................      30       50      --              80
                                                ------- --------  ------      ----------
   Total equity securities.....................      30       50      --              80
                                                ------- --------  ------      ----------
Short-term investments.........................       3      229       2             234
Derivative assets: (1)
 Interest rate.................................      --       55      --              55
 Foreign currency exchange rate................      --       19      --              19
 Credit........................................      --        3      --               3
                                                ------- --------  ------      ----------
   Total derivative assets.....................      --       77      --              77
                                                ------- --------  ------      ----------
Separate account assets (2)....................      49      883      --             932
                                                ------- --------  ------      ----------
     Total assets.............................. $   690 $  8,021  $  507      $    9,218
                                                ======= ========  ======      ==========
Liabilities
Derivative liabilities: (1)
 Interest rate................................. $    -- $      9  $   --      $        9
 Foreign currency exchange rate................      --        2      --               2
 Credit........................................      --       --      --              --
                                                ------- --------  ------      ----------
   Total derivative liabilities................      --       11      --              11
                                                ------- --------  ------      ----------
Net embedded derivatives within liability host
  contracts (3)................................      --       --      30              30
                                                ------- --------  ------      ----------
       Total liabilities....................... $    -- $     11  $   30      $       41
                                                ======= ========  ======      ==========

            General American Life Insurance Company and Subsidiary

                                                                         December 31, 2013
                                                              ----------------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                       Total Estimated
                                                              Level 1 Level 2  Level 3   Fair Value
                                                              ------- -------- ------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
 U.S. corporate..............................................  $   -- $  2,455  $   99      $    2,554
 Foreign corporate...........................................      --      997     113           1,110
 Foreign government..........................................      --      973     138           1,111
 RMBS........................................................      --    1,027      82           1,109
 U.S. Treasury and agency....................................     708      328      --           1,036
 CMBS........................................................      --      382       8             390
 ABS.........................................................      --      168      48             216
 State and political subdivision.............................      --       84      --              84
                                                               ------ --------  ------      ----------
   Total fixed maturity securities...........................     708    6,414     488           7,610
                                                               ------ --------  ------      ----------
Equity securities:
 Common stock................................................      23       51      --              74
                                                               ------ --------  ------      ----------
   Total equity securities...................................      23       51      --              74
                                                               ------ --------  ------      ----------
Short-term investments.......................................      43      233      --             276
Derivative assets: (1)
 Interest rate...............................................      --       55      --              55
 Foreign currency exchange rate..............................      --        6      --               6
 Credit......................................................      --        4      --               4
                                                               ------ --------  ------      ----------
   Total derivative assets...................................      --       65      --              65
                                                               ------ --------  ------      ----------
Separate account assets (2)..................................      45      868       1             914
                                                               ------ --------  ------      ----------
     Total assets............................................  $  819 $  7,631  $  489      $    8,939
                                                               ====== ========  ======      ==========
Liabilities
Derivative liabilities: (1)
 Interest rate...............................................  $   -- $      2  $   --      $        2
 Foreign currency exchange rate..............................      --       13      --              13
 Credit......................................................      --       --      --              --
                                                               ------ --------  ------      ----------
   Total derivative liabilities..............................      --       15      --              15
                                                               ------ --------  ------      ----------
Net embedded derivatives within liability host contracts (3).      --       --      22              22
                                                               ------ --------  ------      ----------
       Total liabilities.....................................  $   -- $     15  $   22      $       37
                                                               ====== ========  ======      ==========

--------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

            General American Life Insurance Company and Subsidiary

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Net embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 2% of the total estimated fair value of fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent

            General American Life Insurance Company and Subsidiary pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

            General American Life Insurance Company and Subsidiary

    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                 Level 2                                              Level 3
                      Observable Inputs                                    Unobservable Inputs
--------------------------------------------------------------------------------------------------------------------
  Fixed Maturity Securities
--------------------------------------------------------------------------------------------------------------------
  U.S. corporate and foreign corporate securities
--------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the     Valuation Techniques: Principally the market approach.
            market and income approaches.             Key Inputs:
            Key Inputs:                               illiquidity premium
            . quoted prices in markets that are       delta spread adjustments to reflect specific credit-related
              not active                                issues
            . benchmark yields                        credit spreads
            . spreads off benchmark yields            quoted prices in markets that are not active for identical
            . new issuances                             or similar securities that are less liquid and based on
            . issuer rating                             lower levels of trading activity than securities
            . duration                                  classified in Level 2
            . trades of identical or comparable       independent non-binding broker quotations
              securities
            . Privately-placed securities are
              valued using the additional
              key inputs:
            . market yield curve
            . call provisions
            . observable prices and spreads for
              similar publicly
                traded or privately traded
                securities that incorporate the
                credit quality and industry
                sector of the issuer
            . delta spread adjustments to reflect
              specific credit- related issues
--------------------------------------------------------------------------------------------------------------------
   Foreign government, U.S. Treasury and agency and state and political subdivision securities
--------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the     Valuation Techniques: Principally the market approach.
            market approach.                          Key Inputs:
            Key Inputs:                               independent non-binding broker quotations
            . quoted prices in markets that are       quoted prices in markets that are not active for identical
              not active                                or similar securities that are less liquid and based on
            . benchmark U.S. Treasury yield or          lower levels of trading activity than securities
              other yields                              classified in Level 2
            . the spread off the U.S. Treasury        credit spreads
              yield curve for the identical
              security
            . issuer ratings and issuer spreads
            . broker-dealer quotes
            . comparable securities that are
              actively traded
            . reported trades of similar
              securities, including those that
              are actively traded, and those
              within the same sub- sector or with
              a similar maturity or credit rating
--------------------------------------------------------------------------------------------------------------------
   Structured securities comprised of RMBS, CMBS and ABS
--------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the     Valuation Techniques: Principally the market and income
            market and income approaches.             approaches.
            Key Inputs:                               Key Inputs:
            . quoted prices in markets that are       credit spreads
              not active                              quoted prices in markets that are not active for identical
            . spreads for actively traded               or similar securities that are less liquid and based on
              securities                                lower levels of trading activity than securities
            . spreads off benchmark yields              classified in Level 2
            . expected prepayment speeds and          independent non-binding broker quotations
              volumes
            . current and forecasted loss severity
            . ratings
            . weighted average coupon and
              weighted average maturity
            . average delinquency rates
            . geographic region
            . debt-service coverage ratios
            . issuance-specific information,
              including, but not limited
              to:
            . collateral type
            . payment terms of the underlying
              assets
            . payment priority within the tranche
            . structure of the security
            . deal performance
            . vintage of loans

            General American Life Insurance Company and Subsidiary

Instrument                   Level 2                                          Level 3
                        Observable Inputs                               Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
  Equity Securities
-----------------------------------------------------------------------------------------------------------------
  Common stock
-----------------------------------------------------------------------------------------------------------------
              Valuation Techniques: Principally the    Valuation Techniques: Principally the market and
              market approach.                         income approaches.
              Key Input:                               Key Inputs:
              . quoted prices in markets that are      credit ratings
                not considered                         issuance structures
                active                                 quoted prices in markets that are not active for
                                                         identical or similar securities that are less liquid
                                                         and based on lower levels of trading activity than
                                                         securities classified in Level 2
                                                       independent non-binding broker quotations
-----------------------------------------------------------------------------------------------------------------
  Short-term investments
-----------------------------------------------------------------------------------------------------------------
              . Short-term investments are of a
                similar nature and
                class to the fixed maturity and
                equity securities described above;     Short-term investments are of a similar nature and
                accordingly, the valuation               class to the fixed maturity and equity securities
                techniques and observable inputs         described above; accordingly, the valuation
                used in their valuation are also         techniques and unobservable inputs used in their
                similar to those described above.        valuation are also similar to those described above.
-----------------------------------------------------------------------------------------------------------------
  Separate Account Assets (1)
-----------------------------------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
              Key Input:                               N/A
              . quoted prices or reported NAV
                provided by the fund
                managers

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as

            General American Life Insurance Company and Subsidiary well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

  Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

  Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

       Instrument           Interest Rate               Foreign Currency                   Credit        Equity market
                                                          Exchange Rate
------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2  swap yield curve    . swap yield curve                     swap yield curve    . swap yield
by instrument type        basis curves        . basis curves                         credit curves         curve
                                                                                                         . spot equity
                                                                                                           index levels
                                              . currency spot rates                  recovery rates      . dividend
                                                                                                           yield curves
                                              . cross currency basis curves                              . equity
                                                                                                           volatility

 Embedded Derivatives

   Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the

            General American Life Insurance Company and Subsidiary

 Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2014 and 2013.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments or credit spreads.

            General American Life Insurance Company and Subsidiary

    Transfers out of Level 3 for fixed maturity and equity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                        December 31, 2014
                                                                                      ----------------------
                                    Valuation                 Significant                           Weighted
                                    Techniques             Unobservable Inputs          Range      Average (1)
                               --------------------- -------------------------------- ----------   -----------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate...................  Matrix pricing        Delta spread adjustments (4)    (25) -   190      25
                                Market pricing        Quoted prices (5)                 -  -   267     177
                               --------------------------------------------------------------------------------
 Foreign government...........  Consensus pricing     Offered quotes (5)              117  -   143     132
                               --------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing     Offered quotes (5)               58  -   115      92
                               --------------------------------------------------------------------------------
 ABS..........................  Market pricing        Quoted prices (5)               100  -   103     100
                               --------------------------------------------------------------------------------

                                                                                                                 Impact of
                                                                                        December 31, 2013       Increase in
                                                                                      ----------------------     Input on
                                    Valuation                 Significant                           Weighted     Estimated
                                    Techniques             Unobservable Inputs          Range      Average (1) Fair Value (2)
                               --------------------- -------------------------------- ----------   ----------- --------------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate...................  Matrix pricing        Delta spread adjustments (4)    (10) -   150      27       Decrease
                                Market pricing        Quoted prices (5)                 6  -   237     168       Increase
                               -----------------------------------------------------------------------------------------------
 Foreign government...........  Consensus pricing     Offered quotes (5)              112  -   140     126       Increase
                               -----------------------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing     Offered quotes (5)               97  -    97      97     Increase (6)
                               -----------------------------------------------------------------------------------------------
 ABS..........................  Market pricing        Quoted prices (5)               100  -   104     101     Increase (6)
                               -----------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

    The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3 use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the

            General American Life Insurance Company and Subsidiary significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

    The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        -----------------------------------------------------------------------
                                                                      Fixed Maturity Securities
                                                        -----------------------------------------------------------------------
                                                          U.S.        Foreign      Foreign
                                                        Corporate    Corporate    Government     RMBS       CMBS        ABS
                                                        ---------    ---------    ----------     -------    -------    -------
                                                                            (In millions)
Year Ended December 31, 2014
Balance at January 1,.................................. $     99     $    113     $     138     $    82    $     8    $    48
Total realized/unrealized gains (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...............................      (1)            2            --           1         --         --
   Net investment gains (losses).......................       --           --            --           1         --         --
   Net derivative gains (losses).......................       --           --            --          --         --         --
 OCI...................................................        7          (1)             6           2         --         --
Purchases (3)..........................................       32           22            --          20          8         15
Sales (3)..............................................      (6)          (4)           (6)        (13)        (1)       (33)
Issuances (3)..........................................       --           --            --          --         --         --
Settlements (3)........................................       --           --            --          --         --         --
Transfers into Level 3 (4).............................       --           --            --          --         --         --
Transfers out of Level 3 (4)...........................     (13)          (3)           (1)          --        (2)       (15)
                                                        ---------    ---------    ----------    -------    -------    -------
Balance at December 31,................................ $    118     $    129     $     137     $    93    $    13    $    15
                                                        =========    =========    ==========    =======    =======    =======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
 Net investment income................................. $    (1)     $      2     $      --     $     1    $    --    $    --
 Net investment gains (losses)......................... $     --     $     --     $      --     $    --    $    --    $    --
 Net derivative gains (losses)......................... $     --     $     --     $      --     $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                             -----------------------------------------------------------------------
                                                             Equity Securities
                                                             -----------------
                                                                                                                       Separate
                                                                  Common            Short-term       Net Embedded      Account
                                                                   Stock            Investments      Derivatives      Assets (6)
                                                             -----------------      -----------      ------------     ----------
                                                                                 (In millions)
Year Ended December 31, 2014
Balance at January 1,.......................................           $    --           $   --           $  (22)        $     1
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income....................................                --               --                --             --
   Net investment gains (losses)............................                --               --                --             --
   Net derivative gains (losses)............................                --               --               (8)             --
  OCI.......................................................                --               --                --             --
Purchases (3)...............................................                --                2                --             --
Sales (3)...................................................                --               --                --            (1)
Issuances (3)...............................................                --               --                --             --
Settlements (3).............................................                --               --                --             --
Transfers into Level 3 (4)..................................                --               --                --             --
Transfers out of Level 3 (4)................................                --               --                --             --
                                                             -----------------      -----------      ------------     ----------
Balance at December 31,.....................................           $    --           $    2           $  (30)        $    --
                                                             =================      ===========      ============     ==========
Changes in unrealized gains (losses) included in net income
(loss): (5)
  Net investment income.....................................           $    --           $   --           $    --        $    --
  Net investment gains (losses).............................           $    --           $   --           $    --        $    --
  Net derivative gains (losses).............................           $    --           $   --           $   (8)        $    --

            General American Life Insurance Company and Subsidiary

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        -----------------------------------------------------------------------
                                                                      Fixed Maturity Securities
                                                        -----------------------------------------------------------------------
                                                          U.S.        Foreign      Foreign
                                                        Corporate    Corporate    Government     RMBS       CMBS        ABS
                                                        ---------    ---------    ----------     -------    -------    -------
                                                                            (In millions)
Year Ended December 31, 2013
Balance at January 1,.................................. $    142      $   106      $    154     $    40    $    13    $    49
Total realized/unrealized gains (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...............................       --            1             3          --         --         --
   Net investment gains (losses).......................        3          (3)            --          --         --         --
   Net derivative gains (losses).......................       --           --            --          --         --         --
 OCI...................................................       --            8          (24)           7         10         --
Purchases (3)..........................................       12           28             7          36         --          8
Sales (3)..............................................     (25)         (26)           (2)         (2)       (18)        (8)
Issuances (3)..........................................       --           --            --          --         --         --
Settlements (3)........................................       --           --            --          --         --         --
Transfers into Level 3 (4).............................        5           --            --           1          3         --
Transfers out of Level 3 (4)...........................     (38)          (1)            --          --         --        (1)
                                                        ---------    ---------    ----------    -------    -------    -------
Balance at December 31,................................ $     99      $   113      $    138     $    82    $     8    $    48
                                                        =========    =========    ==========    =======    =======    =======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
 Net investment income................................. $     --      $     2      $      3     $    --    $    --    $    --
 Net investment gains (losses)......................... $     --      $    --      $     --     $    --    $    --    $    --
 Net derivative gains (losses)......................... $     --      $    --      $     --     $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                             -----------------------------------------------------------------------
                                                             Equity Securities
                                                             -----------------
                                                                                                                       Separate
                                                                  Common            Short-term       Net Embedded      Account
                                                                   Stock            Investments      Derivatives      Assets (6)
                                                             -----------------      -----------      ------------     ----------
                                                                                 (In millions)
Year Ended December 31, 2013
Balance at January 1,.......................................           $    --          $    --         $    (96)         $    1
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income....................................                --               --                --             --
   Net investment gains (losses)............................                --               --                --             --
   Net derivative gains (losses)............................                --               --                74             --
  OCI.......................................................                --               --                --             --
Purchases (3)...............................................                --               --                --             --
Sales (3)...................................................                --               --                --             --
Issuances (3)...............................................                --               --                --             --
Settlements (3).............................................                --               --                --             --
Transfers into Level 3 (4)..................................                --               --                --             --
Transfers out of Level 3 (4)................................                --               --                --             --
                                                             -----------------      -----------      ------------     ----------
Balance at December 31,.....................................           $    --          $    --         $    (22)         $    1
                                                             =================      ===========      ============     ==========
Changes in unrealized gains (losses) included in net income
(loss): (5)
  Net investment income.....................................           $    --          $    --         $      --         $   --
  Net investment gains (losses).............................           $    --          $    --         $      --         $   --
  Net derivative gains (losses).............................           $    --          $    --         $      73         $   --

            General American Life Insurance Company and Subsidiary

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        -----------------------------------------------------------------------
                                                                      Fixed Maturity Securities
                                                        -----------------------------------------------------------------------
                                                          U.S.        Foreign      Foreign
                                                        Corporate    Corporate    Government     RMBS       CMBS        ABS
                                                        ---------    ---------    ----------     -------    -------    -------
                                                                            (In millions)
Year Ended December 31, 2012
Balance at January 1,.................................. $    122      $    52      $    150     $    27    $    35    $    35
Total realized/unrealized gains (losses) included in:
 Net income (loss): (1), (2)
   Net investment income...............................      (1)            1             4          --         --         --
   Net investment gains (losses).......................       --           --            --          --        (1)         --
   Net derivative gains (losses).......................       --           --            --          --         --         --
 OCI...................................................        9            2            --           4        (6)          1
Purchases (3)..........................................       29           52            --          10         --         19
Sales (3)..............................................     (14)          (1)            --        (37)        (7)        (6)
Issuances (3)..........................................       --           --            --          --         --         --
Settlements (3)........................................       --           --            --          --         --         --
Transfers into Level 3 (4).............................        5           --            --          36          5         --
Transfers out of Level 3 (4)...........................      (8)           --            --          --       (13)         --
                                                        ---------    ---------    ----------    -------    -------    -------
Balance at December 31,................................ $    142      $   106      $    154     $    40    $    13    $    49
                                                        =========    =========    ==========    =======    =======    =======
Changes in unrealized gains (losses) included in net
 income (loss): (5)
 Net investment income................................. $    (1)      $     1      $      4     $    --    $    --    $    --
 Net investment gains (losses)......................... $     --      $    --      $     --     $    --    $    --    $    --
 Net derivative gains (losses)......................... $     --      $    --      $     --     $    --    $    --    $    --

            General American Life Insurance Company and Subsidiary

                                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                             -----------------------------------------------------------------------
                                                             Equity Securities
                                                             -----------------
                                                                                                                       Separate
                                                                  Common            Short-term       Net Embedded      Account
                                                                   Stock            Investments      Derivatives      Assets (6)
                                                             -----------------      -----------      ------------     ----------
                                                                                 (In millions)
Year Ended December 31, 2012
Balance at January 1,.......................................             $  32              $--             $(83)            $ 1
Total realized/unrealized gains (losses) included in:
  Net income (loss): (1), (2)
   Net investment income....................................                --               --                --             --
   Net investment gains (losses)............................                 3               --                --             --
   Net derivative gains (losses)............................                --               --              (13)             --
  OCI.......................................................                --               --                --             --
Purchases (3)...............................................                --               --                --             --
Sales (3)...................................................               (4)               --                --             --
Issuances (3)...............................................                --               --                --             --
Settlements (3).............................................                --               --                --             --
Transfers into Level 3 (4)..................................                --               --                --             --
Transfers out of Level 3 (4)................................              (31)               --                --             --
                                                             -----------------      -----------      ------------     ----------
Balance at December 31,.....................................             $  --              $--             $(96)            $ 1
                                                             =================      ===========      ============     ==========
Changes in unrealized gains (losses) included in net income
 (loss): (5)
  Net investment income.....................................             $  --              $--             $  --            $--
  Net investment gains (losses).............................             $  --              $--             $  --            $--
  Net derivative gains (losses).............................             $  --              $--             $(13)            $--

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

            General American Life Insurance Company and Subsidiary

 Nonrecurring Fair Value Measurements

   The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                  At December 31,                Years Ended December 31,
                                -------------------------------- ------------------------
                                  2014       2013       2012       2014     2013    2012
                                ------     ------     ------     ------   ------  ------
                                Carrying Value After Measurement    Gains (Losses)
                                -------------------------------- ------------------------
                                              (In millions)
       Mortgage loans, net (1).  $  --      $  --      $  15      $  --    $  --  $  (2)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                December 31, 2014
                                 ------------------------------------------------
                                           Fair Value Hierarchy
                                          -----------------------
                                 Carrying                         Total Estimated
                                  Value   Level 1 Level 2 Level 3   Fair Value
                                 -------- ------- ------- ------- ---------------
                                                  (In millions)
Assets
Mortgage loans..................   $  813     $--    $ --  $  882          $  882
Policy loans....................   $1,749     $--    $113  $2,114          $2,227
Other invested assets...........   $  104     $--    $118  $   --          $  118
Premiums, reinsurance and other
 receivables....................   $  279     $--    $  4  $  290          $  294
Liabilities
PABs............................   $2,061     $--    $ --  $2,198          $2,198
Long-term debt..................   $  103     $--    $137  $   --          $  137
Other liabilities...............   $   57     $--    $ 57  $   --          $   57
Separate account liabilities....   $   65     $--    $ 65  $   --          $   65

            General American Life Insurance Company and Subsidiary


                                                December 31, 2013
                                 ------------------------------------------------
                                           Fair Value Hierarchy
                                          -----------------------
                                 Carrying                         Total Estimated
                                  Value   Level 1 Level 2 Level 3   Fair Value
                                 -------- ------- ------- ------- ---------------
                                                  (In millions)
Assets
Mortgage loans..................   $  876     $--    $ --  $  932          $  932
Policy loans....................   $1,757     $--    $118  $1,898          $2,016
Other invested assets...........   $   50     $--    $ 56  $   --          $   56
Premiums, reinsurance and other
 receivables....................   $  279     $--    $  5  $  288          $  293
Liabilities
PABs............................   $2,071     $--    $ --  $2,172          $2,172
Long-term debt..................   $  103     $--    $130  $   --          $  130
Other liabilities...............   $    4     $--    $  4  $   --          $    4
Separate account liabilities....   $   63     $--    $ 63  $   --          $   63

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

            General American Life Insurance Company and Subsidiary

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amount receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts due for securities sold, classified within Level 2, are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 Other Liabilities

   Other liabilities consist primarily of interest payable and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

            General American Life Insurance Company and Subsidiary

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Long-term Debt

  The Company's long-term debt is comprised of a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $103 million at both years ended December 31, 2014 and 2013.

  Payments of interest and principal on the Company's surplus note are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2014, 2013 and 2012.

9. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for General American was in excess of 400% for all periods presented.

  General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

            General American Life Insurance Company and Subsidiary

  The table below present amounts from General American, which are derived from the most recent statutory-basis financial statements as filed with the Missouri Department of Insurance.

  Statutory net income (loss) was as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                            State of
   Company                                  Domicile 2014      2013      2012
   -------                                  -------- ----  ------------- ----
                                                           (In millions)
   General American Life Insurance Company. Missouri $129            $60  $19

  Statutory capital and surplus was as follows at:

                                                        December 31,
                                                        ------------
               Company                                  2014    2013
               -------                                  ----    ----
                                                        (In millions)
               General American Life Insurance Company. $867    $818

Dividend Restrictions

  The table below sets forth dividends permitted to be paid by General American to MLIC without insurance regulatory approval and dividends paid:

                                                2015            2014      2013
                                          ----------------- ------------- ----
                                          Permitted Without
 Company                                    Approval (1)        Paid      Paid
 -------                                  ----------------- ------------- ----
                                                            (In millions)
 General American Life Insurance Company.               $88           $--  $--

--------

(1)Reflects dividend amounts that may be paid during 2015 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2015, some or all of such dividends may require regulatory approval.

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

            General American Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                        Unrealized                        Foreign
                                     Investment Gains     Unrealized     Currency       Defined
                                     (Losses), Net of   Gains (Losses)  Translation  Benefit Plans
                                    Related Offsets (1) on Derivatives  Adjustments   Adjustment    Total
                                    ------------------- -------------- ------------- ------------- --------
                                                                       (In millions)
Balance at December 31, 2011.......          $      642    $       (1)   $      (10)    $      (5) $    626
OCI before reclassifications.......                 190            (1)           (1)             3      191
Deferred income tax benefit
  (expense)........................                (65)             --            --           (1)     (66)
                                    ------------------- -------------- ------------- ------------- --------
 OCI before reclassifications, net
   of income tax...................                 767            (2)          (11)           (3)      751
Amounts reclassified from AOCI.....                (16)             --            --           (5)     (21)
Deferred income tax benefit
  (expense)........................                   6             --            --             1        7
                                    ------------------- -------------- ------------- ------------- --------
 Amounts reclassified from AOCI,
   net of income tax...............                (10)             --            --           (4)     (14)
                                    ------------------- -------------- ------------- ------------- --------
Balance at December 31, 2012.......                 757            (2)          (11)           (7)      737
OCI before reclassifications.......               (567)            (3)             2           (1)    (569)
Deferred income tax benefit
  (expense)........................                 199              1            --            --      200
                                    ------------------- -------------- ------------- ------------- --------
 OCI before reclassifications, net
   of income tax...................                 389            (4)           (9)           (8)      368
Amounts reclassified from AOCI.....                (23)             --            --             1     (22)
Deferred income tax benefit
  (expense)........................                   7             --            --            --        7
                                    ------------------- -------------- ------------- ------------- --------
 Amounts reclassified from AOCI,
   net of income tax...............                (16)             --            --             1     (15)
                                    ------------------- -------------- ------------- ------------- --------
Balance at December 31, 2013.......                 373            (4)           (9)           (7)      353
OCI before reclassifications.......                 201              6           (3)           (3)      201
Deferred income tax benefit
  (expense)........................                (71)            (2)             1             1     (71)
                                    ------------------- -------------- ------------- ------------- --------
 OCI before reclassifications, net
   of income tax...................                 503             --          (11)           (9)      483
Amounts reclassified from AOCI.....                (11)              2            --           (1)     (10)
Deferred income tax benefit
  (expense)........................                   4            (1)            --             1        4
                                    ------------------- -------------- ------------- ------------- --------
 Amounts reclassified from AOCI,
   net of income tax...............                 (7)              1            --            --      (6)
                                    ------------------- -------------- ------------- ------------- --------
Balance at December 31, 2014.......          $      496    $         1   $      (11)    $      (9) $    477
                                    =================== ============== ============= ============= ========

--------

(1)See Note 5 for information on offsets to investments related to future policy benefits and DAC and VOBA.

            General American Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                         Consolidated Statement of Operations and
AOCI Components                           Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
---------------                           -----------------------------  ----------------------------------------
                                            Years Ended December 31,
                                          -----------------------------
                                            2014       2013      2012
                                          ---------  --------- ---------
                                                  (In millions)
Net unrealized investment gains
 (losses):
  Net unrealized investment gains
   (losses).............................. $       5  $      15 $      12           Net investment gains (losses)
  Net unrealized investment gains
   (losses)..............................         2          2         4           Net investment income
  Net unrealized investment gains
   (losses)..............................         4          6        --           Net derivative gains (losses)
                                          ---------  --------- ---------
    Net unrealized investment gains
     (losses), before income tax.........        11         23        16
    Income tax (expense) benefit.........       (4)        (7)       (6)
                                          ---------  --------- ---------
    Net unrealized investment gains
     (losses), net of income tax......... $       7  $      16 $      10
                                          =========  ========= =========
Unrealized gains (losses) on
 derivatives--cash flow hedges:
  Foreign currency swaps................. $     (2)  $      -- $      --           Net derivative gains (losses)
                                          ---------  --------- ---------
    Gains (losses) on cash flow
     hedges, before income tax...........       (2)         --        --
    Income tax (expense) benefit.........         1         --        --
                                          ---------  --------- ---------
    Gains (losses) on cash flow
     hedges, net of income tax........... $     (1)  $      -- $      --
                                          =========  ========= =========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).............................. $     (1)  $       2 $      11
  Amortization of prior service (costs)
   credit................................         2        (3)       (6)
                                          ---------  --------- ---------
    Amortization of defined benefit
     plan items, before income
     tax.................................         1        (1)         5
    Income tax (expense) benefit.........       (1)         --       (1)
                                          ---------  --------- ---------
    Amortization of defined benefit
     plan items, net of income tax....... $      --  $     (1) $       4
                                          =========  ========= =========
Total reclassifications, net of income
 tax..................................... $       6  $      15 $      14
                                          =========  ========= =========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs.

            General American Life Insurance Company and Subsidiary

10. Other Expenses

  Information on other expenses was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2014     2013    2012
                                                ------   ------  ------
                                                   (In millions)
            Commissions........................ $  156   $  158  $  139
            Interest expense on funds withheld.     20       18      17
            Capitalization of DAC..............  (142)    (142)   (124)
            Amortization of DAC and VOBA.......     52       45      47
            Interest expense on debt...........      9        9       9
            Premium taxes, licenses and fees...      7        7      10
            Other..............................     14       23      43
                                                ------   ------  ------
             Total other expenses.............. $  116   $  118  $  141
                                                ======   ======  ======

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2014     2013    2012
                                                       -----    -----   -----
                                                         (In millions)
        Current:
         Federal...................................... $  40    $(16)   $(29)
         Foreign......................................    12      101      --
                                                       -----    -----   -----
           Subtotal...................................    52       85    (29)
                                                       -----    -----   -----
        Deferred:
         Federal......................................    10        8      34
                                                       -----    -----   -----
           Provision for income tax expense (benefit). $  62    $  93   $   5
                                                       =====    =====   =====

            General American Life Insurance Company and Subsidiary

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2014     2013     2012
                                                       -----    -----    ----
                                                        (In millions)
        Tax provision at U.S. statutory rate           $  66    $  97    $  7
        Tax effect of:
         Tax-exempt income............................   (3)      (2)     (2)
         Tax credits..................................    --      (1)     (1)
         Dividends received deduction.................   (1)      (1)     (1)
         Prior year tax...............................    --       --       2
                                                       -----    -----    ----
           Provision for income tax expense (benefit). $  62    $  93    $  5
                                                       =====    =====    ====

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                            December 31,
                                                  ---------------------------------
                                                        2014             2013
                                                  ---------------- ----------------
                                                            (In millions)
Deferred income tax assets:
 Tax credit carryforwards........................ $             62 $             65
 Policyholder liabilities and receivables........               70               55
 Employee benefits...............................               25               26
 Investments, including derivatives..............               13               --
 Other...........................................                6                6
                                                  ---------------- ----------------
   Total deferred income tax assets..............              176              152
                                                  ---------------- ----------------
Deferred income tax liabilities:
 Net unrealized investment gains.................              267              197
 DAC.............................................              102               49
 Intangibles.....................................               14               16
 Investments, including derivatives..............               --               14
                                                  ---------------- ----------------
   Total deferred income tax liabilities.........              383              276
                                                  ---------------- ----------------
     Net deferred income tax asset (liability)... $          (207) $          (124)
                                                  ================ ================

  Tax credit carryforwards of $61 million at December 31, 2014 will expire beginning in 2021.

  The Company participates in a tax sharing agreement with MetLife, as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included $8 million, $16 million and ($11) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years

            General American Life Insurance Company and Subsidiary under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2007, except for 2006 where the IRS disallowance relates to Policyholder liability deductions which the Company continues to protest.

  During June 2014, the IRS concluded its audit of the Company's tax return for the year 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in July 2014 for one other tax adjustment. Management believes it has established adequate tax liabilities and final resolution of the audit for the year 2006 is not expected to have a material impact on the Company's financial statements.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  Unrecognized tax benefits were $7 million for each of the years ended December 31, 2014, 2013 and 2012. Unrecognized tax benefits that if recognized would impact the effective rate were $7 million for each of the years ended December 31, 2014, 2013 and 2012.

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                           Years Ended December 31,
                                                                           ----------------------
                                                                            2014      2013   2012
                                                                           -------   ------ -------
                                                                               (In millions)
Interest recognized in the consolidated statements of operations.......... $    --   $    1 $    --

                                                                                      December 31,
                                                                                     --------------
                                                                                      2014   2013
                                                                                     ------ -------
                                                                                     (In millions)
Interest included in other liabilities in the consolidated balance sheets.           $    2 $     2

  The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

            General American Life Insurance Company and Subsidiary

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Inquiries

   In April 2012, MetLife, for itself and on behalf of entities including General American, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. On January 9, 2013, the West Virginia Treasurer filed an action against the Company in West Virginia state court (West Virginia ex rel. John
 D. Perdue v. General American Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-433), alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On December 30, 2013, the court dismissed the action. The Treasurer has appealed the dismissal order.

  Sales Practices Claims

   Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

            General American Life Insurance Company and Subsidiary

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                 -------------
                                                                  2014   2013
                                                                 ------ ------
                                                                 (In millions)
  Other Assets:
   Premium tax offset for future undiscounted assessments....... $    5 $    5
   Premium tax offsets currently available for paid assessments.      1      1
                                                                 ------ ------
                                                                 $    6 $    6
                                                                 ====== ======
  Other Liabilities:
   Insolvency assessments....................................... $    6 $    6
                                                                 ====== ======

Commitments

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2 million and $7 million at December 31, 2014 and 2013, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $103 million and $101 million at December 31, 2014 and 2013, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as

            General American Life Insurance Company and Subsidiary third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2014 and 2013.

13. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $47 million, $50 million and $40 million for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $2 million for each of the years ended December 31, 2014, 2013 and 2012. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million for each of the years ended December 31, 2014, 2013 and 2012.

  The Company had net receivables from affiliates, related to the items discussed above, of $6 million at both December 31, 2014 and 2013.

  See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2014, through April 14, 2015, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C



                               OTHER INFORMATION


Item 26. Exhibits


(a)        Board of Directors Resolutions

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)


     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(b)        Custodian Agreements. Not applicable.

(c)        Underwriting Contracts.



     1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

     2) Forms of Enterprise Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)

           i)   Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

           ii)  General American Distributors Sales Agreement #2
                (5/1/02-12/14/04)

           iii) General American Distributors Sales Agreement #3
                (5/1/02-12/14/04)

           iv) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)

           v)   Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

           vi) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)


     3) Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)


     4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No. 333-83716, filed April 13, 2010.)


     5) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File No. 033-47927, filed April 11, 2013.)


(d)        Contracts.

     1)    Forms of Group Contracts (Incorporated by reference to
           Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)


           i.   Scudder - (Group Contract 30020)


           ii.  Morgan Stanley, Putnam and MFS - (Group Contract 30029)


           iii. Multi-Manager (Group Contract 30037)


     2)    Proposed Form of Individual Policy and Policy Riders:

       i. Scudder - (Group Contract 30018) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

       ii Morgan Stanley, Putnam and MFS - (Group Contract 30027) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

       iii Multi-Manager (30045) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

       3) Form of Certificate and Certificate Riders:


       i Scudder - (Group Contract 30019) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

       ii Morgan Stanley, Putnam and MFS - (Group Contract 30028) (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-36515) filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 33-18341, filed April 25, 2001.)

       iii Multi-Manager (30036) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

       iv Multi-Manager (30044) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed on April 30, 2002.)

       v MET (30047) (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)


       vi MetFlex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3,
            G.24300-4, G.24300-6, G.24300-6A, CR05-1) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed December 23, 2008.)

(e)        Applications.



     1) Form of Application for Group Contract (10914) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.); (33906) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)


     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.); (33910) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)


     4) Form of Application for Spouse Insurance (Group Contract 10917) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)


     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 33-18341, filed April 28, 2000.)


     7) Form of Application for Spouse Insurance (Individual Policy 10354) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)


     8) Form of Application Supplement for Scudder Commissioned Policy (33105) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed on April 25, 2001.)


     9) Form of Application Supplement for Putnam Policy (33114) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)


     10) Form of Application Supplement for MFS Policy (33115-20) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)


     11) Form of Application Supplement for Morgan Stanley Policy (33113) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)


     12)   Form of Application Supplement for Multi-Manager Commissioned
           Policy (33116) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.); (33135)(Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)



     13) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)


(f)        Depositor's Certificate of Incorporation and By-Laws.


     1) Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-effective Amendment No. 3 to the Metropolitan Life Separate Account UL's Registration Statement on Form S-6, File No. 333-40161, filed on April 6, 2000.)


     2) Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to the Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No. 333-83716, filed March 5, 2002.)


     3) Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

(g) Reinsurance Contracts. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 033-58796, filed on April 30, 2003.)


(h) Participation Agreements.

     1) Participation Agreement with Scudder Variable Series I (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)


     2) Participation Agreement with Putnam Variable Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

     3) Participation Agreement with MFS Variable Insurance Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

     4)     Participation Agreement with T. Rowe Price Equity Series, Inc. and
            T. Rowe Price Fixed Income Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

     5) Participation Agreement with Morgan Stanley Variable Investment Series (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)


     6) Participation Agreement with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No. 333-83716, filed September 10, 2007.)


     7) Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No. 333-83716, filed March 5, 2002.)


     8) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 17, 2008.)


     9) Participation Agreement with American Funds Insurance Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333- 36515, filed February 26, 1998.)


     10) First & Second Amendments to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)



     11) Participation Agreement with MFS Variable Insurance Trust II (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)


     12) Amendment No. 2 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)


     13) Supplements to the Participation Agreement with DWS Variable Series II (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)


     14) Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)


     15) Amendments to Participation Agreements for AIM/Invesco, American Funds and Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File No. 033-57320, filed April 14, 2011.)


     16) Amendments to Participation Agreements for DWS Variable Insurance Series I & II (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 20, 2011.)


     17) Amendments to the Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6,File No. 033-57320, filed April 12, 2012.)


     18) Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed April 18, 2012.)


     19) Participation Agreement and Amendments with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No.333-198448, filed August 28, 2014.)

(i)        Administrative Contracts. Not applicable.

(j)        Other Material Contracts.

      1) Guarantee Agreement (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(k)        Legal Opinions.

      1) Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

      2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company, (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(l)        Actuarial Opinion. Not Applicable

(m)        Calculations. Not Applicable

(n) Consent of Independent Registered Public Accounting Firm (Filed herewith)

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)        Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy. (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

(r)        Powers of Attorney.

     1) Powers of Attorney for Metropolitan Life Insurance Company (Filed herewith)


     2) Powers of Attorney for General American Life Insurance Company (Filed herewith)

(s)        Representations regarding separate account financial statements.
           (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed April 17, 2007.)


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR




NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   -------------------------------------


Steven A. Kandarian         Chairman of the Board, President and Chief Executive
c/o MetLife, Inc. and           Officer and a Director
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166




Cheryl W. Grise             Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166




Carlos M. Gutierrez                     Director
Co-Chair
Albright Stonebridge Group (ASG)
601 Thirteenth Street, NW, Suite 500
Washington, DC 20005




R. Glenn Hubbard                        Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall, Room 101
3022 Broadway
New York, NY 10027-6902

John M. Keane                       Director
Senior Partner
SCP Partners
2020 Wilson Blvd, Suite 102-542
Arlington, VA 22201-3324




Alfred F. Kelly, Jr.                    Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166




Edward J. Kelly, III                    Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



William E. Kennard                      Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



James M. Kilts                          Director
Partner
Centerview Capital
3 Greenwich Office Park, 2nd floor
Greenwich, CT 06831



Catherine R. Kinney                     Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



Denise M. Morrison                      Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103



Kenton J. Sicchitano            Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Lulu C. Wang                        Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th floor
New York, NY 10173


Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 1095 Avenue of the Americas, New York, NY 10036, unless otherwise noted below.



NAME                    POSITIONS WITH DEPOSITOR
---------------------   -----------------------------------------------------
Steven A. Kandarian     Chairman of the Board, President and Chief Executive
                        Officer and a Director


Michel A. Khalaf        President, Europe/Middle East/Africa Division
The Gate Building Dubai
International Financial Center
07th floor, West Wing
Dubai, United Arab Emirates




Christopher G. Townsend     President, Asia
39/F Dorset House
979 King's Road
Hong Kong, Hong Kong


William J. Wheeler      President, Americas

Ricardo A. Anzaldua     Executive Vice President and General Counsel


Peter M. Carlson        Executive Vice President and Chief Accounting Officer



Steven J. Goulart       Executive Vice President and Chief Investment Officer
10 Park Avenue
Morristown, NJ 07962




John C. R. Hele         Executive Vice President and Chief Financial
                        Officer



Franciscus Hijkoop     Executive Vice President and Chief Human Resources
                       Officer



Todd B. Katz            Executive Vice President



Robin Lenna             Executive Vice President
200 Park Avenue, 12 Floor
New York, NY 10166



Martin J. Lippert       Executive Vice President, Global Technology &
                        Operations






Maria R. Morris         Executive Vice President, Global Employee Benefits



Anthony J. Nugent              Executive Vice President
1200 South Pines Island Road
Suite 770
Plantation, FL 33324




Oscar Schmidt                  Executive Vice President

Eric T. Steigerwalt              Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Stanley J. Talbi        Executive Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2014

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2014. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    New England Securities Corporation (MA)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    First MetLife Investors Insurance Company (NY)

J.    Newbury Insurance Company, Limited (DE)

K.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

L.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      10. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      11. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      12.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

                  i) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

      13.   MetLife International Limited, LLC (DE)

      14. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      15.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        aa)   MetLife General Insurance Limited (Australia)

                        bb) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        aa) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        bb) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        cc) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ab)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ac)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ad)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ae)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    af)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        dd) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        ee)   GlobalMKT S.A. (Uruguay)

      16.   MetLife Asia Limited (Hong Kong)

      17. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      18. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      19. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, Inc. and the remainder by third parties.

M.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   ML New River Village III, LLC (DE)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   MetLife Canada Solar ULC (Canada)

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      34.   Euro CL Investments, LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a) 85 Broad Street LLC (DE) - 49.9% of 85 Broad Street LLC is owned by a third party.

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC, (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

            a) 425 MKT, LLC (DE) - 52.5% of 425 MKT, LLC is owned by MetLife 425 MKT Member, LLC and 47.5% is owned by a third party. 425 MKT, LLC is the managing member of 425 MKT REIT, LLC.

                 i) 425 MKT REIT, LLC (DE) - 99.9% of 425 MKT REIT, LLC is owned by 425 MKT, LLC and the remaining 0.1% by third parties.

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i) OFC REIT, LLC (DE) - 99.9% of OFC REIT, LLC is owned by OFC Boston, LLC and the remaining 0.1% is owned by third parties.

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      77.   10700 Wilshire, LLC (DE)

      78.   Viridian Miracle Mile, LLC (DE)

      79. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

            a) 555 12th, LLC (DE) - 52.5% of 555 12th, LLC is owned by MetLife 555 12th Member, LLC and the remainder by a third party.

                 i)   555 12 REIT, LLC (DE)

      80.   MetLife OBS Member, LLC (DE)

          a) OBS Boston, LLC (DE) - 52.5% of OBS Boston, LLC is owned by MetLife OBS Member, LLC and the remaining by third parties

                i) OBS REIT, LLC (DE) - 99.98% of OBS REIT, LLC is owned by OBS Boston, LLC and the remaining 0.02% by third parties

                      1)    OBS BOS Services, LLC (DE)

      81.   MetLife 1007 Stewart, LLC (DE)

      82.   ML-AI MetLife Member 2, LLC (DE)

            a) ML-AI Venture 2, LLC (DE) - 50% of ML-AI Venture 2, LLC is owned by ML-AI MetLife Member 2, LLC and the remaining by third parties.

                 i)   ML-AI Normandale, LLC

      83. 655 West Broadway, LLC (DE) - 90% of 655 West Broadway, LLC is owned by MLIC and 10% by Metropolitan Tower Realty Company, Inc.

      84.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      aa)   LHCW Hotel Holding LLC (DE)

                            1)   LHCW Hotel Holding (2002) LLC (DE)

                            2)   LHCW Hotel Operating Company (2002) LLC (DE)

      85. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

N.    MetLife Capital Trust IV (DE)

O.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Metropolitan Connecticut Property Ventures, LLC (DE)

      3.    MetLife Canadian Property Ventures LLC (NY)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

P.    MetLife Reinsurance Company of South Carolina (SC)

Q.    MetLife Investment Management, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 87.77% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.54% is owned by MetLife Insurance Company of Korea Limited, 2.67% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC; MCP SoCal Industrial-Redondo, LLC; MCP SoCal Industrial-Springdale, LLC; MCP SoCal Industrial-Concourse, LLC; MCP SoCal Industrial-Kellwood, LLC; MCP SoCal Industrial-Bernado, LLC; MCP SoCal Industrial-Canyon, LLC; MCP SoCal Industrial-Anaheim, LLC; MCP SoCal Industrial-LAX, LLC; MCP SoCal Industrial-Fullerton, LLC; MCP SoCal Industrial-Ontario, LLC; MCP SoCal Industrial-Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 100 Congress, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP Main Street Village, LLC; MCP Lodge At Lakecrest, LLC; MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP VOA Holdings, LLC; MCP VOA I & III, LLC and MCP VOA II, LLC.

R.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

S.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

T.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

U.    MetLife Capital Trust X (DE)

V.    Cova Life Management Company (DE)

W.    MetLife Reinsurance Company of Charleston (SC)

X.    MetLife Reinsurance Company of Vermont (VT)

Y.    Delaware American Life Insurance Company (DE)

Z.    Federal Flood Certification LLC (TX)

AA.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        aa) ZAO Master D (Russia)

                           1) Closed Joint Stock Company MetLife Insurance
                              Company (Russia) - 51% of Closed Joint Stock
                              Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                           1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv)  MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)   MetLife Bulgaria Services EOOD (Bulgaria)

                   vi)  MetLife Investment Management Limited (United Kingdom)

                   vii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Slovakia s.r.o. (Slovakia) - 99.956% of
                           MetLife Slovakia s.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           1) MetLife Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9836% of MetLife Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                           2) Metropolitan Life Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           1) MetLife Services Sp z.o.o. (Poland)

                           2) MetLife Towarzystwo Funduszy Inwestycyjnych,
                              S.A. (Poland)

                           3) MetLife Powszechne Towarzystwo Emerytalne S.A.
                              (Poland) - 50% of MetLife Powszechne Towarzystwo Emerytalne S.A. is owned by MetLife Towarzystwo Ubezpieczen na Zycie I Reasekuracji S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           1) American Life Insurance Company (CY) Limited
                              (Cyprus)

                           2) Hellenic Alico Life Insurance Company, Ltd.
                              (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) and the remaining is owned by a third party.

                       pp) ALICO Bulgaria Zhivotozastrahovat elno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Life Insurance S.A. (Greece)

                           1) MetLife Mutual Fund S.A. (Greece) - 90% of MetLife
                              Mutual Fund S.A. is owned by MetLife Life
                              Insurance S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. IGI Life Insurance Limited (Pakistan) - 12.296% of IGI Life Insurance Limited is owned by ALICO and the remaining is owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      7.    ALICO Management Services Limited (United Kingdom)

      8. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife Ukraine is owned by ALICO, 0.0006% is owned by ITAS and the remaining 0.0006% is owned by Borderland Investment Limited.

      9.    Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      10. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      11.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      12. MetLife Colombia Seguros de Vida S.A. (Colombia) - 90.9999942% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 9.0000011% is owned by ITAS, 0.0000016% is owned by Borderland Investments Limited, 0.0000016% by MetLife International Holdings, Inc. and 0.0000016% by Natiloportem Holdings, Inc..

      13. MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas, SA de CV is owned by ALICO and 0.0002454% is owned by ITAS.

      14. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      15. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      16.   Alpha Properties, Inc. (USA-Delaware)

      17.   Beta Properties, Inc. (USA-Delaware)

      18.   Delta Properties Japan, Inc. (USA-Delaware)

      19.   Epsilon Properties Japan, Inc. (USA-Delaware)

      20.   Iris Properties, Inc. (USA-Delaware)

      21.   Kappa Properties Japan, Inc. (USA-Delaware)

      22. UBB Zhivotozastrahovatelno Drujestvo AD (Bulgaria) - 40% of UBB Zhivotozastrahovatelno Drujestvo AD is owned by ALICO and the remaining by third parties.

      23. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties.

AB.   MetLife Global Benefits, Ltd. (Cayman Islands)

AC. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AD.   MetLife Consumer Services, Inc. (DE)

AE.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION


As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's principal underwriter (the "Underwriter")), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 30. PRINCIPAL UNDERWRITER

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

     Met Investors Series Trust
     Metropolitan Series Fund
     First MetLife Investors Variable Annuity Account One
     General American Separate Account Two
     General American Separate Account Eleven
     General American Separate Account Twenty-Eight
     General American Separate Account Twenty-Nine

     MetLife Investors USA Separate Account A
     MetLife Investors USA Variable Life Account A

     MetLife Investors Variable Annuity Account One
     MetLife Investors Variable Life Account One
     MetLife of CT Fund UL for Variable Life Insurance

     MetLife of CT Fund UL III for Variable Life Insurance

     MetLife of CT Separate Account Eleven for Variable Annuities
     MetLife of CT Separate Account QPN for Variable Annuities

     Metropolitan Life Separate Account E
     Metropolitan Life Separate Account UL
     Metropolitan Life Variable Annuity Separate Account II
     Metropolitan Tower Separate Account One
     Metropolitan Tower Separate Account Two
     New England Life Retirement Investment Account
     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Variable Life Separate Account
     Paragon Separate Account A
     Paragon Separate Account B
     Paragon Separate Account C
     Paragon Separate Account D
     Security Equity Separate Account 26
     Security Equity Separate Account 27
     Separate Account No. 13S.


(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.


NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH UNDERWRITER
------------------------------------   ---------------------------------------
Elizabeth M. Forget                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Paul A. LaPiana                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Gerard Nigro                        Director
One Metlife Plaza
27-01 Queen Plaza North
Long Island City, NY 11101



Lance Carlson                       President
One Metlife Plaza
27-01 Queen Plaza North
Long Island City, NY 11101



Kieran R. Mullins                       Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Barbara A. Dare                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Donald Leintz                           Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277




John P. Kyne, III                       Vice President and Chief Compliance Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


John G. Martinez                       Vice President and Chief Financial Officer
Metropolitan Life Insurance Company
18210 Crane Nest Drive
Tampa, FL 33647


Tyla L. Reynolds                Vice President and Secretary
600 North King Street
Wilmington, DE 19801



Marlene B. Debel                       Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

(c)        Compensation from the Registrant.


                                                                            (3)
                                                      (2)          COMPENSATION ON EVENTS
                     (1)                       NET UNDERWRITING       OCCASIONING THE           (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND    DEDUCTION OF A DEFERRED    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS            SALES LOAD         COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ ------------------------- ------------- -------------
MetLife Investors Distribution Company....... $6,248,030                    --                  --            --

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:


     (a)    Registrant


     (b)    Metropolitan Life Insurance Company
            13045 Tesson Ferry Road
            St. Louis, MO 63128



     (c)    MetLife Investors Distribution Company
            1095 Avenue of the Americas
            New York, NY 10036.


     (d)    Metropolitan Life Insurance Company
            200 Park Avenue
            New York, NY 10166

     (e)    Metropolitan Life Insurance Company
            18210 Crane Nest Road
            Tampa, FL 33647


     (f)    Metropolitan Life Insurance Company
            One Financial Center
            Boston, MA 02111



ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.


ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Boston and the Commonwealth of Massachusetts, on April 21, 2015.



                                     Paragon Separate Account B


                                     By: Metropolitan Life Insurance Company


                                     By: /s/ PETER H. DUFFY
                                         --------------------------------------
                                          Peter H. Duffy
                                          Vice President

                                   SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on April 21, 2015.



                                     Metropolitan Life Insurance Company



                                     BY: /s/PETER H. DUFFY
                                     ------------------------------------------
                                       Peter H. Duffy
                                       Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 21, 2015.




               SIGNATURE                                            TITLE
                    *                      Chairman of the Board, President and Chief Executive
-------------------------------------       Officer and a Director
           Steven A. Kandarian

                    *                      Executive Vice President and Chief Accounting Officer
-------------------------------------
            Peter M. Carlson

                    *                      Director
-------------------------------------
             Cheryl W. Grise

                    *                      Director
-------------------------------------
         Carlos Miguel Gutierrez

                    *                      Director
-------------------------------------
            R. Glenn Hubbard

                    *                      Director
-------------------------------------
              John M. Keane

                    *                      Director
-------------------------------------
          Alfred F. Kelly, Jr.

                    *                      Director
-------------------------------------
          Edward J. Kelly, III

                    *                      Director
-------------------------------------
           William E. Kennard

                    *                      Director
-------------------------------------
             James M. Kilts

                    *                      Director
-------------------------------------
           Catherine R. Kinney

                    *                      Director
-------------------------------------
           Denise M. Morrison

                    *                      Director
-------------------------------------
          Kenton J. Sicchitano

                    *                      Director
-------------------------------------
              Lulu C. Wang

                    *                      Executive Vice President and Chief Financial Officer
-------------------------------------
             John C. R. Hele


By: /s/ JOHN M. RICHARDS
     ---------------------------------
     John M. Richards, Esq.
     Attorney-in-Fact

*Executed by John M. Richards, Esq. on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on April 21, 2015.



                                     General American Life Insurance Company
                                     (Guarantor)


                                     BY: /s/ KAREN A. JOHNSON
                                         --------------------------------
                                          Karen A. Johnson
                                          Vice President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2015.



                SIGNATURE                  TITLE
                    *                      Chairman of the Board, President and Chief Executive
-------------------------------------       Officer and a Director
           Eric T. Steigerwalt

                    *                      Director
-------------------------------------
          Kimberly A. Berwanger

                    *                      Director, Executive Vice President and Chief
-------------------------------------       Accounting Officer
            Peter M. Carlson

                    *                      Director
-------------------------------------
          Christine M. DeBiase

                    *                      Director
-------------------------------------
            Meghan S. Doscher

                    *                      Director
-------------------------------------
           Elizabeth M. Forget

                    *                      Director
-------------------------------------
           Jeffrey P. Halperin

                    *                      Director
-------------------------------------
             Paul A. LaPiana

                    *                      Director
-------------------------------------
             Gene L. Lunman

                    *                      Vice President (principal financial officer)
-------------------------------------
             Anne M. Belden



By: /s/ JOHN M. RICHARDS
     ---------------------------------
     John M. Richards, Esq.
     Attorney-in-Fact

*Executed by John M. Richards, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX


(n)                   Consent of Independent Registered Public Accounting Firm


(r)(1)                Powers of Attorney for Metropolitan Life Insurance
                      Company



(r)(2)                Powers of Attorney for General American Life Insurance
                      Company